                                                        RYDEX | SGI SERIES FUNDS


                                           A-CLASS AND C-CLASS SHARES PROSPECTUS

                                                                  AUGUST 1, 2010

                                                                    SECTOR FUNDS

                                  Banking Fund (A-Class: RYBKX) (C-Class: RYKCX)
                          Basic Materials Fund (A-Class: RYBMX) (C-Class: RYBCX)
                            Biotechnology Fund (A-Class: RYBOX) (C-Class: RYCFX)
                        Consumer Products Fund (A-Class: RYPDX) (C-Class: RYCPX)
                              Electronics Fund (A-Class: RYELX) (C-Class: RYSCX)
                                   Energy Fund (A-Class: RYENX) (C-Class: RYECX)
                          Energy Services Fund (A-Class: RYESX) (C-Class: RYVCX)
                       Financial Services Fund (A-Class: RYFNX) (C-Class: RYFCX)
                              Health Care Fund (A-Class: RYHEX) (C-Class: RYHCX)
                                 Internet Fund (A-Class: RYINX) (C-Class: RYICX)
                                  Leisure Fund (A-Class: RYLSX) (C-Class: RYLCX)
                          Precious Metals Fund (A-Class: RYMNX) (C-Class: RYZCX)
                                Retailing Fund (A-Class: RYRTX) (C-Class: RYRCX)
                               Technology Fund (A-Class: RYTHX) (C-Class: RYCHX)
                       Telecommunications Fund (A-Class: RYTLX) (C-Class: RYCSX)
                           Transportation Fund (A-Class: RYTSX) (C-Class: RYCNX)
                                Utilities Fund (A-Class: RYUTX) (C-Class: RYCUX)

                                                               MONEY MARKET FUND

             U.S. Government Money Market Fund (A-Class: RYAXX) (C-Class: RYCXX)

                                   (GRAPHIC)

                                                                (RYDEX|SGI LOGO)
                                                   SECURITY GLOBAL INVESTORS(SM)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


FUND SUMMARIES

(INCLUDES FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, MANAGEMENT, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)

   SECTOR FUNDS
   BANKING FUND ..........................................................     1
   BASIC MATERIALS FUND ..................................................     5
   BIOTECHNOLOGY FUND ....................................................     9
   CONSUMER PRODUCTS FUND ................................................    13
   ELECTRONICS FUND ......................................................    17
   ENERGY FUND ...........................................................    21
   ENERGY SERVICES FUND ..................................................    25
   FINANCIAL SERVICES FUND ...............................................    29
   HEALTH CARE FUND ......................................................    33
   INTERNET FUND .........................................................    37
   LEISURE FUND ..........................................................    41
   PRECIOUS METALS FUND ..................................................    45
   RETAILING FUND ........................................................    49
   TECHNOLOGY FUND .......................................................    53
   TELECOMMUNICATIONS FUND ...............................................    57
   TRANSPORTATION FUND ...................................................    61
   UTILITIES FUND ........................................................    65
   MONEY MARKET FUND
   U.S. GOVERNMENT MONEY MARKET FUND .....................................    69
PURCHASE AND SALE OF FUND SHARES .........................................    72
TAX INFORMATION ..........................................................    72
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES ............    72
MORE INFORMATION ABOUT THE TRUST AND THE FUNDS ...........................    73
MANAGEMENT OF THE FUNDS ..................................................    79
SHAREHOLDER INFORMATION ..................................................    81
BUYING, SELLING AND EXCHANGING FUND SHARES ...............................    82
SALES CHARGES ............................................................    83
   A-CLASS SHARES ........................................................    83
   C-CLASS SHARES ........................................................    85
BUYING FUND SHARES .......................................................    86
   SELLING FUND SHARES ...................................................    89
   EXCHANGING FUND SHARES ................................................    90
ACCOUNT POLICIES .........................................................    92
DISTRIBUTION AND SHAREHOLDER SERVICES ....................................    94
DIVIDENDS AND DISTRIBUTIONS ..............................................    94
ADDITIONAL TAX INFORMATION ...............................................    95
FINANCIAL HIGHLIGHTS .....................................................    96
ADDITIONAL INFORMATION ...................................................   103

                                  PROSPECTUS 1



BANKING FUND

INVESTMENT OBJECTIVE - The Banking Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                   A-CLASS   C-CLASS
                                                                   -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                 4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
purchase price or current market value, whichever is less)          None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                     0.85%     0.85%
Distribution and Shareholder Service (12b-1) Fees                   0.25%     1.00%
Other Expenses                                                      0.53%     0.53%
                                                                    ----      ----
Total Annual Fund Operating Expenses                                1.63%     2.38%
                                                                    ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $633     $965      $1,319    $2,316
C-CLASS SHARES    $341     $742      $1,270    $2,716


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $241     $742      $1,270    $2,716

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 986% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Banking Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Banking Companies that have small to mid-sized capitalizations. Banking Companies are engaged in accepting deposits and making commercial and consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Banking Companies and U.S. government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the banking sector and therefore may be concentrated in an industry or group of industries within the banking sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BANKING SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the banking sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Banking Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

                                  PROSPECTUS 3


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -0.84%.

                                  (BAR CHART)

2002    -3.14%
2003    30.13%
2004    12.58%
2005    -4.37%
2006     9.65%
2007   -28.15%
2008   -41.44%
2009    -4.03%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 09/30/2009) 19.74%             (quarter ended 03/31/2009) -32.41%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     Past       Past    Since Inception
A-CLASS SHARES                                                      1 Year    5 Years     (9/1/2004)
--------------                                                      -------   -------   ---------------
Return Before Taxes                                                  -8.40%   -16.10%       -13.96%
Return After Taxes on Distributions                                 -10.06%   -16.78%       -14.76%
Return After Taxes on Distributions and Sale of Fund Shares          -5.47%   -13.10%       -11.48%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)    26.46%     0.42%         2.24%

                                                                     Past       Past    Since Inception
C-CLASS SHARES                                                      1 Year    5 Years     (3/30/2001)
--------------                                                      -------   -------   ---------------
Return Before Taxes                                                 -4.94%    -15.79%        -5.77%
Return After Taxes on Distributions                                 -6.75%    -16.49%        -6.61%
Return After Taxes on Distributions and Sale of Fund Shares         -3.23%    -12.89%        -5.04%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%      0.42%         1.45%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

                                  PROSPECTUS 5



BASIC MATERIALS FUND

INVESTMENT OBJECTIVE - The Basic Materials Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                   A-CLASS   C-CLASS
                                                                   -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                 4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
purchase price or current market value, whichever is less)          None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                     0.85%     0.85%
Distribution and Shareholder Service (12b-1) Fees                   0.25%     1.00%
Other Expenses                                                      0.55%     0.55%
                                                                    ----      ----
Total Annual Fund Operating Expenses                                1.65%     2.40%
                                                                    ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $635      $971     $1,329    $2,337
C-CLASS SHARES    $343      $748     $1,280    $2,736


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $243      $748     $1,280    $2,736

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 455% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Basic Materials Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Basic Materials Companies that have small to mid-sized capitalizations. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production and transportation of metals, textiles, and wood products. The Fund may also purchase American

Depositary Receipts ("ADRs") to gain exposure to foreign Basic Materials Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the basic materials sector and therefore may be concentrated in an industry or group of industries within the basic materials sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BASIC MATERIALS SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the basic materials sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

                                  PROSPECTUS 7


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -8.96%.

                                  (BAR CHART)

2002   -14.53%
2003    31.45%
2004    19.37%
2005     2.72%
2006    20.89%
2007    33.44%
2008   -46.17%
2009    55.27%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2003) 21.58%             (quarter ended 09/30/2008) -30.08%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     Past      Past    Since Inception
A-CLASS SHARES                                                      1 Year   5 Years     (9/1/2004)
-----------------------------------------------------------------   ------   -------   ---------------
Return Before Taxes                                                 48.99%    6.51%        8.95%
Return After Taxes on Distributions                                 48.87%    6.22%        8.67%
Return After Taxes on Distributions and Sale of Fund Shares         31.84%    5.43%        7.60%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)   26.46%    0.42%        2.24%

                                                                     Past      Past    Since Inception
C-CLASS SHARES                                                      1 Year   5 Years     (5/3/2001)
-----------------------------------------------------------------   ------   -------   ---------------
Return Before Taxes                                                 54.27%    6.73%        6.98%
Return After Taxes on Distributions                                 54.15%    6.43%        6.71%
Return After Taxes on Distributions and Sale of Fund Shares         35.28%    5.62%        5.94%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)   26.46%    0.42%        0.60%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

                                  PROSPECTUS 9



BIOTECHNOLOGY FUND

INVESTMENT OBJECTIVE - The Biotechnology Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                                       A-CLASS   C-CLASS
                                                                                       -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                                   4.75%     None
Maximum Deferred Sales Charge (Load) (AS A PERCENTAGE OF INITIAL
   PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LESS)                            None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                          0.85%     0.85%
Distribution and Shareholder Service (12b-1) Fees                                        0.25%     1.00%
Other Expenses                                                                           0.54%     0.54%
                                                                                         ----      ----
Total Annual Fund Operating Expenses                                                     1.64%     2.39%
                                                                                         ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $634      $968     $1,324    $2,326
C-CLASS SHARES    $342      $745     $1,275    $2,726


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $242      $745     $1,275    $2,726

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 316% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Biotechnology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Biotechnology Companies that have small to mid-sized capitalizations. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and tech-nological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Biotechnology Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the biotechnology sector and therefore may be concentrated in an industry or group of industries within the biotechnology sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BIOTECHNOLOGY SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the biotechnology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

                                 PROSPECTUS 11


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -8.03.

                                  (BAR CHART)

2002   -46.14%
2003    44.83%
2004     0.83%
2005    10.65%
2006    -4.06%
2007     4.67%
2008   -11.35%
2009    18.21%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2003) 26.58%             (quarter ended 06/30/2002) -33.69%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     Past      Past    Since Inception
A-CLASS SHARES                                                      1 Year   5 Years     (9/1/2004)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                 13.43%    2.84%         4.21%
Return After Taxes on Distributions                                 13.43%    2.84%         4.21%
Return After Taxes on Distributions and Sale of Fund Shares          8.73%    2.44%         3.63%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%    0.42%         2.24%

                                                                     Past      Past    Since Inception
C-CLASS SHARES                                                      1 Year   5 Years     (3/30/2001)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                 17.21%    3.09%         0.45%
Return After Taxes on Distributions                                 17.21%    3.09%         0.45%
Return After Taxes on Distributions and Sale of Fund Shares         11.18%    2.65%         0.38%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%    0.42%         1.45%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

                                 PROSPECTUS 13



CONSUMER PRODUCTS FUND

INVESTMENT OBJECTIVE - The Consumer Products Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                                       A-CLASS   C-CLASS
                                                                                       -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                                   4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)                            None      1.00%
ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                          0.85%     0.85%
Distribution and Shareholder Service (12b-1) Fees                                        0.25%     1.00%
Other Expenses                                                                           0.53%     0.53%
                                                                                         ----      ----
Total Annual Fund Operating Expenses                                                     1.63%     2.38%
                                                                                         ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $633      $965     $1,319    $2,316
C-CLASS SHARES    $341      $742     $1,270    $2,716


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $241      $742     $1,270    $2,716

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 200% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Consumer Products Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Consumer Products Companies that have small to mid-sized capitalizations. Consumer Products Companies include companies that manufacture wholesale or retail food, staple retail products and non-durable goods such as beverages, tobacco, household and personal care products. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Consumer Products Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the consumer products sector and therefore may be concentrated in an industry or group of industries within the consumer products sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the consumer products sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Consumer Products Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

                                  PROSPECTUS 15


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -0.59.

                                   (BAR CHART)

 2002    2003    2004    2005    2006    2007    2008     2009
-----   -----   -----   -----   -----   -----   ------   -----
-4.51%  20.35%  12.15%  -1.66%  16.07%  10.16%  -23.84%  18.21%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2003) 14.91%             (quarter ended 12/31/2008) -14.56%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     Past      Past    Since Inception
A-CLASS SHARES                                                      1 Year   5 Years      (9/1/2004)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                 13.43%    2.31%         3.69%
Return After Taxes on Distributions                                 13.31%    2.05%         3.45%
Return After Taxes on Distributions and Sale of Fund Shares          8.73%    1.82%         3.02%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%    0.42%         2.24%

                                                                     Past      Past    Since Inception
C-CLASS SHARES                                                      1 Year   5 Years     (7/24/2001)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                 17.21%    2.51%         5.30%
Return After Taxes on Distributions                                 17.08%    2.25%         5.09%
Return After Taxes on Distributions and Sale of Fund Shares         11.18%    1.99%         4.49%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%    0.42%         1.34%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

                                  PROSPECTUS 17



ELECTRONICS FUND

INVESTMENT OBJECTIVE - The Electronics Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                   A-CLASS   C-CLASS
                                                                   -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                              4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)       None      1.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                     0.85%     0.85%
Distribution and Shareholder Service (12b-1) Fees                   0.25%     1.00%
Other Expenses                                                      0.52%     0.53%
                                                                    ----      ----
Total Annual Fund Operating Expenses                                1.62%     2.38%
                                                                    ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $632      $962     $1,314    $2,306
C-CLASS SHARES    $341      $742     $1,270    $2,716


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $241      $742     $1,270    $2,716

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 592% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Electronics Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Electronics Companies that have small to mid-sized capitalizations. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technolo-gies or specialty areas. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Electronics Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the electronics sector and therefore may be concentrated in an industry or group of industries within the electronics sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk. EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ELECTRONICS SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the electronics sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies also may fluctuate widely in response to such events.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

                                  PROSECTUS 19


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -12.58%.

                                   (BAR CHART)

 2002     2003    2004    2005   2006    2007    2008      2009
------   -----   ------   ----   ----   -----   ------    -----
-49.75%  70.86%  -21.72%  3.72%  5.39%  -3.07%  -50.44%   69.40%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2003) 26.52%             (quarter ended 09/30/2002) -38.80%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                    Past      Past    Since Inception
A-CLASS SHARES                                                     1 Year   5 Years     (9/1/2004)
--------------                                                     ------   -------   ---------------
Return Before Taxes                                                62.22%    -2.61         %0.48%
Return After Taxes on Distributions                                62.22%    -2.61         %0.48%
Return After Taxes on Distributions and Sale of Fund Shares        40.44%    -2.20%         0.40%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)  26.46%     0.42%         2.24%

                                                                    Past     Past     Since Inception
C-CLASS SHARES                                                     1 Year   5 Years     (3/26/2001)
--------------                                                     ------   -------   ---------------
Return Before Taxes                                                68.40%    -2.31%        -7.39%
Return After Taxes on Distributions                                68.40%    -2.31%        -7.39%
Return After Taxes on Distributions and Sale of Fund Shares        44.46%    -1.95%        -5.95%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)  26.46%    0.42%          1.53%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

                                 PROSPECTUS 21



ENERGY FUND

INVESTMENT OBJECTIVE - The Energy Fund (the "Fund") seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                   A-CLASS   C-CLASS
                                                                   -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                 4.75%      None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
purchase price or current market value, whichever is less)          None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                     0.85%     0.85%
Distribution and Shareholder Service (12b-1) Fees                   0.25%     1.00%
Other Expenses                                                      0.53%     0.53%
                                                                    ----      ----
Total Annual Fund Operating Expenses                                1.63%     2.38%
                                                                    ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $633      $965     $1,319    $2,316
C-CLASS SHARES    $341      $742     $1,270    $2,716


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $241      $742     $1,270    $2,716

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 228% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Energy Companies that have small to mid-sized capitalizations. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Energy Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the energy sector and therefore may be concentrated in an industry or group of industries within the energy sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ENERGY SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies also may fluctuate widely in response to such events.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

                                 PROSPECTUS 23


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -13.60%.

                                  (BAR CHART)

2002   -14.09%
2003    22.83%
2004    31.27%
2005    37.34%
2006    10.85%
2007    32.10%
2008   -46.05%
2009    37.57%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2008) 27.24%             (quarter ended 09/30/2008) -34.08%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     Past      Past    Since Inception
A-CLASS SHARES                                                      1 Year   5 Years     (9/1/2004)
-----------------------------------------------------------------   ------   -------   ---------------
Return Before Taxes                                                 32.13%    8.08%        10.11%
Return After Taxes on Distributions                                 32.10%    7.65%         9.69%
Return After Taxes on Distributions and Sale of Fund Shares         20.89%    6.94%         8.76%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)   26.46%    0.42%         2.24%

                                                                     Past      Past    Since Inception
C-CLASS SHARES                                                      1 Year   5 Years     (4/19/2001)
-----------------------------------------------------------------   ------   -------   ---------------
Return Before Taxes                                                 36.57%    8.34%        7.18%
Return After Taxes on Distributions                                 36.52%    7.89%        6.86%
Return After Taxes on Distributions and Sale of Fund Shares         23.77%    7.18%        6.22%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)   26.46%    0.42%        0.56%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

                                 PROSPECTUS 25



ENERGY SERVICES FUND

INVESTMENT OBJECTIVE - The Energy Services Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                                    A-CLASS   C-CLASS
                                                                                    -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                               4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)                        None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                      0.85%     0.85%
Distribution and Shareholder Service (12b-1) Fees                                    0.25%     1.00%
Other Expenses                                                                       0.53%     0.53%
                                                                                     ----      ----
Total Annual Fund Operating Expenses                                                 1.63%     2.38%
                                                                                     ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $633      $965     $1,319    $2,316
C-CLASS SHARES    $341      $742     $1,270    $2,716


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $241      $742     $1,270     2,716

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 472% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Energy Services Companies that have small to mid-sized capitalizations. Energy Services Companies are engaged in one or more businesses in the energy services field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Energy Services Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the energy services sector and therefore may be concentrated in an industry or group of industries within the energy services sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ENERGY SERVICES SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the energy services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies also may fluctuate widely in response to such events.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

                                 PROSPECTUS 27


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -15.07%.

                                  (BAR CHART)

2002   -11.46%
2003     7.84%
2004    33.40%
2005    47.08%
2006    10.06%
2007    36.01%
2008   -58.03%
2009    61.61%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2009) 31.35%             (quarter ended 12/31/2008) -47.28%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     Past    Past      Since Inception
A-CLASS SHARES                                                      1 Year   5 Years     (9/1/2004)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                 55.04%    8.13%         9.84%
Return After Taxes on Distributions                                 55.04%    8.13%         9.84%
Return After Taxes on Distributions and Sale of Fund Shares         35.78%    7.06%         8.59%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%    0.42%         2.24%

                                                                     Past      Past    Since Inception
C-CLASS SHARES                                                      1 Year   5 Years     (3/30/2001)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                 60.61%    8.35%        3.96%
Return After Taxes on Distributions                                 60.61%    8.35%        3.96%
Return After Taxes on Distributions and Sale of Fund Shares         39.40%    7.26%        3.43%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%    0.42%        1.45%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

                                  PROSPECTUS 29



FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE - The Financial Services Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                                   A-CLASS   C-CLASS
                                                                                   -------   -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                              4.75%      None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)                        None     1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.85%     0.85%
Distribution and Shareholder Service (12b-1) Fees                                   0.25%     1.00%
Other Expenses                                                                      0.53%     0.53%
                                                                                    ----      ----
Total Annual Fund Operating Expenses                                                1.63%     2.38%
                                                                                    ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $633      $965     $1,319    $2,316
C-CLASS SHARES    $341      $742     $1,270    $2,716


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $241      $742     $1,270    $2,716

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 447% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Financial Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Financial Services Companies that have small to mid-sized capitalizations. Financial Service Companies include commercial banks, savings and loan associations, insurance companies, brokerage companies and real-estate investment trusts. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Financial Services Companies and U.S. government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the financial services sector and therefore may be concentrated in an industry or group of industries within the financial services sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the financial services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Financial Services Companies also may fluctuate widely in response to such events.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

                                  PROSPECTUS 31

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -4.67%.

                                   (BAR CHART)

2002   -16.46%
2003    28.58%
2004    16.05%
2005     2.18%
2006    14.81%
2007   -19.66%
2008   -48.33%
2009    18.59%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2009) 25.84%             (quarter ended 12/31/2008) -31.93%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     Past      Past    Since Inception
A-CLASS SHARES                                                      1 Year   5 Years      (9/1/2004)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                 13.69%   -10.63%        -8.07%
Return After Taxes on Distributions                                 13.31%   -11.12%        -8.59%
Return After Taxes on Distributions and Sale of Fund Shares          8.89%    -8.93%        -6.90%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%     0.42%         2.24%

                                                                     Past      Past    Since Inception
C-CLASS SHARES                                                      1 Year   5 Years     (4/19/2001)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                 17.59%   -10.40%        -4.51%
Return After Taxes on Distributions                                 17.18%   -10.91%        -4.92%
Return After Taxes on Distributions and Sale of Fund Shares         11.43%    -8.76%        -3.92%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%     0.42%         0.56%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

                                  PROSPECTUS 33


HEALTH CARE FUND

INVESTMENT OBJECTIVE - The Health Care Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                   A-CLASS   C-CLASS
                                                                   -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                              4.75%      None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)       None      1.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                     0.85%     0.85%
Distribution and Shareholder Service (12b-1) Fees                   0.25%     1.00%
Other Expenses                                                      0.52%     0.53%
                                                                    ----      ----
Total Annual Fund Operating Expenses                                1.62%     2.38%
                                                                    ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $632      $962     $1,314    $2,306
C-CLASS SHARES    $341      $742     $1,270    $2,716


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $241      $742     $1,270    $2,716

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 241% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Health Care Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Health Care Companies that have small to mid-sized capitalizations. Health Care Companies include pharmaceutical companies, companies involved in the research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care related products or services. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Health Care Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the health care sector and therefore may be concentrated in an industry or group of industries within the health care sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


HEALTH CARE SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies also may fluctuate widely in response to such events.


INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

                                  PROSPECTUS 35

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -6.45%.

                                   (BAR CHART)

2002   -20.81%
2003    30.82%
2004     5.17%
2005     9.43%
2006     3.61%
2007     5.19%
2008   -25.54%
2009    23.96%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2003) 16.39%             (quarter ended 12/31/2008) -15.88%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     Past      Past    Since Inception
A-CLASS SHARES                                                      1 Year   5 Years      (9/1/2004)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                 18.95%    1.73%         2.91%
Return After Taxes on Distributions                                 18.92%    1.72%         2.90%
Return After Taxes on Distributions and Sale of Fund Shares         12.32%    1.47%         2.49%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%    0.42%         2.24%

                                                                     Past      Past    Since Inception
C-CLASS SHARES                                                      1 Year   5 Years      (3/30/2001)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                 22.96%    1.94%         2.24%
Return After Taxes on Distributions                                 22.92%    1.93%         2.24%
Return After Taxes on Distributions and Sale of Fund Shares         14.92%    1.65%         1.93%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%    0.42%         1.45%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

                                  PROSPECTUS 37


INTERNET FUND

INVESTMENT OBJECTIVE - The Internet Fund (the "Fund") seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                                    A-CLASS   C-CLASS
                                                                                    -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                               4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)                         None     1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                      0.85%     0.85%
Distribution and Shareholder Service (12b-1) Fees                                    0.25%     1.00%
Other Expenses                                                                       0.53%     0.53%
                                                                                     ----      ----
Total Annual Fund Operating Expenses                                                 1.63%     2.38%
                                                                                     ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $633      $965     $1,319    $2,316
C-CLASS SHARES    $341      $742     $1,270    $2,716


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $241      $742     $1,270    $2,716

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 443% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Internet Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Internet Companies that have small to mid-sized capitalizations. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support that impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain broad representation of the various industries in the Internet sector. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Internet Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the Internet sector and therefore may be concentrated in an industry or group of industries within the Internet sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


INTERNET SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the Internet sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies also may fluctuate widely in response to such events.


INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

                                  PROSPECTUS 39


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -10.73%.

                                   (BAR CHART)

2002   -44.07%
2003    62.42%
2004    11.82%
2005    -2.99%
2006     7.23%
2007    10.44%
2008   -45.34%
2009    63.90%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2002) 31.76%             (quarter ended 06/30/2002) -31.67%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     Past      Past    Since Inception
A-CLASS SHARES                                                      1 Year   5 Years     (9/1/2004)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                 57.11%    0.33%         4.15%
Return After Taxes on Distributions                                 57.11%    0.16%         3.99%
Return After Taxes on Distributions and Sale of Fund Shares         37.12%    0.16%         3.46%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%    0.42%         2.24%

                                                                     Past      Past    Since Inception
C-CLASS SHARES                                                      1 Year   5 Years     (4/19/2001)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                 62.90%    0.58%        -3.79%
Return After Taxes on Distributions                                 62.90%    0.40%        -3.89%
Return After Taxes on Distributions and Sale of Fund Shares         40.89%    0.37%        -3.21%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%    0.42%         0.56%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

                                  PROSPECTUS 41



LEISURE FUND

INVESTMENT OBJECTIVE - The Leisure Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                                    A-CLASS   C-CLASS
                                                                                    -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                               4.75%      None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)                        None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                      0.85%     0.85%
Distribution and Shareholder Service (12b-1) Fees                                    0.25%     1.00%
Other Expenses                                                                       0.53%     0.53%
                                                                                     ----      ----
Total Annual Fund Operating Expenses                                                 1.63%     2.38%
                                                                                     ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $633      $965     $1,319    $2,316
C-CLASS SHARES    $341      $742     $1,270    $2,716


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $241      $742     $1,270    $2,716

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 943% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Leisure Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Leisure Companies that have small to mid-sized capitalizations. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, restaurants, casinos, radio and television broadcasting and advertising companies, motion picture production companies, entertainment software companies, toys and sporting goods manufacturers, musical recording companies, alcohol and tobacco companies, and publishing companies. The Fund may also purchase American Depositary Receipts ("ADRs") to gain expo-sure to foreign Leisure Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the leisure sector and therefore may be concentrated in an industry or group of industries within the leisure sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.



INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


LEISURE SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the leisure sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Leisure Companies also may fluctuate widely in response to such events.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

                                 PROSPECTUS 43


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -0.36%.

                                  (BAR CHART)

2002   -16.10%
2003    33.28%
2004    21.92%
2005    -6.20%
2006    20.16%
2007    -1.92%
2008   -49.76%
2009    34.35%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2009) 24.19%             (quarter ended 12/31/2008) -29.92%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     Since
                                                Past      Past    Inception
A-CLASS SHARES                                 1 Year   5 Years   (9/1/2004)
--------------                                 ------   -------   ----------
Return Before Taxes                            28.95%    -5.90%     -2.02%
Return After Taxes on Distributions            28.95%    -5.90%     -2.02%
Return After Taxes on Distributions and Sale
   of Fund Shares                              18.82%    -4.92%     -1.70%
S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    26.46%     0.42%      2.24%

                                                                     Since
                                                Past      Past     Inception
C-CLASS SHARES                                 1 Year   5 Years   (5/3/2001)
--------------                                 ------   -------   ----------
Return Before Taxes                            33.35%    -5.69%     -2.96%
Return After Taxes on Distributions            33.35%    -5.69%     -2.96%
Return After Taxes on Distributions and Sale
   of Fund Shares                              21.68%    -4.74%     -2.47%
S&P 500 Index (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)                    26.46%     0.42%      0.60%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

                                 PROSPECTUS 45



PRECIOUS METALS FUND

INVESTMENT OBJECTIVE - The Precious Metals Fund (the "Fund") seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services ("Precious Metals Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                   A-CLASS   C-CLASS
                                                                   -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                              4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)       None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                     0.75%     0.75%
Distribution and Shareholder Service (12b-1) Fees                   0.25%     1.00%
Other Expenses                                                      0.52%     0.53%
                                                                    ----      ----
Total Annual Fund Operating Expenses                                1.52%     2.28%
                                                                    ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $622      $932     $1,265    $2,201
C-CLASS SHARES    $331      $712     $1,220    $2,615


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $231      $712     $1,220    $2,615

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 383% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Precious Metals Companies that have small to mid-sized capitalizations. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and compa-nies that provide services to Precious Metals Companies. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Precious Metals Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the precious metals sector and therefore may be concentrated in an industry or group of industries within the precious metals sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK -The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PRECIOUS METALS SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Precious Metals Companies also may fluctuate widely in response to such events.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

                                  PROSPECTUS 47


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 1.64%.

                                  (BAR CHART)

2002    46.88%
2003    40.81%
2004   -14.94%
2005    20.34%
2006    20.35%
2007    18.67%
2008   -38.29%
2009    50.06%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 03/31/2002) 32.19%             (quarter ended 09/30/2008) -34.02%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     Since
                                                Past      Past     Inception
A-CLASS SHARES                                 1 Year   5 Years   (9/1/2004)
--------------                                 ------   -------   ----------
Return Before Taxes                            44.03%    9.53%       9.27%
Return After Taxes on Distributions            43.92%    9.52%       9.26%
Return After Taxes on Distributions and Sale
   of Fund Shares                              28.62%    8.30%       8.08%
S&P 500 Index (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)                    26.46%    0.42%       2.24%

                                                                     Since
                                                Past      Past     Inception
C-CLASS SHARES                                 1 Year   5 Years   (4/27/2001)
--------------                                 ------   -------   -----------
Return Before Taxes                            49.06%    9.74%       13.03%
Return After Taxes on Distributions            48.94%    9.72%       12.99%
Return After Taxes on Distributions and Sale
   of Fund Shares                              31.89%    8.47%       11.66%
S&P 500 Index (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)                    26.46%    0.42%        0.56%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

                                 PROSPECTUS 49



RETAILING FUND

INVESTMENT OBJECTIVE - The Retailing Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                   A-CLASS   C-CLASS
                                                                   -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                              4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)       None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                     0.85%     0.85%
Distribution and Shareholder Service (12b-1) Fees                   0.25%     1.00%
Other Expenses                                                      0.52%     0.53%
                                                                    ----      ----
Total Annual Fund Operating Expenses                                1.62%     2.38%
                                                                    ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $632      $962     $1,314    $2,306
C-CLASS SHARES    $341      $742     $1,270    $2,716


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $241      $742     $1,270    $2,716

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,049% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Retailing Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Retailing Companies that have small to mid-sized capitalizations. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Retailing Companies and U.S. gov-ernment securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the retailing sector and therefore may be concentrated in an industry or group of industries within the retailing sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

RETAILING SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the retailing sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of the Retailing Companies also may fluctuate widely in response to such events.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

                                 PROSPECTUS 51


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -4.85%.

                                  (BAR CHART)

2002   -24.54%
2003    32.64%
2004     8.33%
2005     3.76%
2006     8.31%
2007   -13.53%
2008   -34.18%
2009    40.45%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2003) 19.59%             (quarter ended 12/31/2008) -24.27%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     Since
                                                Past      Past     Inception
A-CLASS SHARES                                 1 Year   5 Years   (9/1/2004)
--------------                                 ------   -------   ----------
Return Before Taxes                            34.67%    -2.37%      0.17%
Return After Taxes on Distributions            34.67%    -2.37%      0.17%
Return After Taxes on Distributions and Sale
   of Fund Shares                              22.54%    -2.00%      0.14%
S&P 500 Index (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)                    26.46%     0.42%      2.24%

                                                                     Since
                                                Past      Past     Inception
C-CLASS SHARES                                 1 Year   5 Years   (5/9/2001)
--------------                                 ------   -------   ----------
Return Before Taxes                            39.45%    -2.12%     -0.17%
Return After Taxes on Distributions            39.45%    -2.12%     -0.17%
Return After Taxes on Distributions and Sale
   of Fund Shares                              25.65%    -1.79%     -0.15%
S&P 500 Index (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)                    26.46%     0.42%      0.53%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

                                 PROSPECTUS 53



TECHNOLOGY FUND

INVESTMENT OBJECTIVE - The Technology Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                   A-CLASS   C-CLASS
                                                                   -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                              4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)       None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                     0.85%     0.85%
Distribution and Shareholder Service (12b-1) Fees                   0.25%     1.00%
Other Expenses                                                      0.53%     0.53%
                                                                    ----      ----
Total Annual Fund Operating Expenses                                1.63%     2.38%
                                                                    ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $633      $965     $1,319    $2,316
C-CLASS SHARES    $341      $742     $1,270    $2,716


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $241      $742     $1,270    $2,716

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 335% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Technology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Technology Companies that have small to mid-sized capitalizations. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics and communications sectors. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Technology Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the technology sector and therefore may be concentrated in an industry or group of industries within the technology sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TECHNOLOGY SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies also may fluctuate widely in response to such events.

                                 PROSPECTUS 55


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -9.99%.

                                  (BAR CHART)

2002   -40.77%
2003    55.57%
2004    -0.73%
2005     1.56%
2006     5.41%
2007    10.95%
2008   -45.95%
2009    54.21%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2003) 26.57%             (quarter ended 06/30/2002) -27.71%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     Past      Past    Since Inception
A-CLASS SHARES                                                      1 Year   5 Years      (9/1/2004)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                 47.96%    -0.52%        2.68%
Return After Taxes on Distributions                                 47.96%    -0.54%        2.66%
Return After Taxes on Distributions and Sale of Fund Shares         31.17%    -0.45%        2.29%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%     0.42%        2.24%

                                                                     Past      Past    Since Inception
C-CLASS SHARES                                                      1 Year   5 Years      (4/18/2001)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                 53.21%    -0.20%        -3.53%
Return After Taxes on Distributions                                 53.21%    -0.22%        -3.54%
Return After Taxes on Distributions and Sale of Fund Shares         34.59%    -0.18%        -2.94%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%     0.42%         0.70%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

                                 PROSPECTUS 57



TELECOMMUNICATIONS FUND

INVESTMENT OBJECTIVE - The Telecommunications Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                   A-CLASS   C-CLASS
                                                                   -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                              4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)       None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                     0.85%     0.85%
Distribution and Shareholder Service (12b-1) Fees                   0.25%     1.00%
Other Expenses                                                      0.53%     0.54%
                                                                    ----      ----
Total Annual Fund Operating Expenses                                1.63%     2.39%
                                                                    ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                   ------   -------   -------   --------
A-CLASS SHARES                                                      $633      $965     $1,319    $2,316
C-CLASS SHARES                                                      $342      $745     $1,275    $2,726


You would pay the following expenses if you did not redeem your shares:


                                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                   ------   -------   -------   --------
C-CLASS SHARES                                                      $242      $745     $1,275    $2,726

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 867% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Telecommunications Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Telecommunications Companies that have small to mid-sized capitalizations. Telecommunications Companies include traditional and wireless telephone services or equipment providers, Internet equipment and service providers, and fiber optics. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Telecommunications Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the telecommunications sector and therefore may be concentrated in an industry or group of industries within the telecommunications sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the telecommunications sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of the Telecommunications Companies also may fluctuate widely in response to such events.

                                 PROSPECTUS 59


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -9.68%.

                                  (BAR CHART)

2002   -43.79%
2003    31.08%
2004    12.15%
2005    -1.36%
2006    17.87%
2007     8.31%
2008   -45.68%
2009    27.78%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2002) 35.77%             (quarter ended 06/30/2002) -29.86%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     Past      Past    Since Inception
A-CLASS SHARES                                                      1 Year   5 Years      (9/1/2004)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                 22.61%    -2.94%        -0.17%
Return After Taxes on Distributions                                 21.47%    -3.58%        -0.79%
Return After Taxes on Distributions and Sale of Fund Shares         14.68%    -2.84%        -0.50%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%     0.42%         2.24%

                                                                     Past      Past    Since Inception
C-CLASS SHARES                                                      1 Year   5 Years     (4/18/2001)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                 26.78%    -2.66%        -7.49%
Return After Taxes on Distributions                                 25.55%    -3.32%        -7.88%
Return After Taxes on Distributions and Sale of Fund Shares         17.39%    -2.61%        -6.24%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%     0.42%         0.70%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

                                 PROSPECTUS 61



TRANSPORTATION FUND

INVESTMENT OBJECTIVE - The Transportation Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                   A-CLASS   C-CLASS
                                                                   -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                              4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)       None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                     0.85%     0.85%
Distribution and Shareholder Service (12b-1) Fees                   0.25%     1.00%
Other Expenses                                                      0.52%     0.53%
                                                                    ----      ----
Total Annual Fund Operating Expenses                                1.62%     2.38%
                                                                    ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $632      $962     $1,314    $2,306
C-CLASS SHARES    $341      $742     $1,270    $2,716


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $241      $742     $1,270    $2,716

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,073% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Transportation Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Transportation Companies that have small to mid-sized capitalizations. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers; parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Transportation Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the transportation sector and therefore may be concentrated in an industry or group of industries within the transportation sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

                                 PROSPECTUS 63


TRANSPORTATION SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the transportation sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies also may fluctuate widely in response to such events.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -1.69%.

                                  (BAR CHART)

2002   -13.68%
2003    17.55%
2004    20.56%
2005     6.77%
2006     6.30%
2007    -9.70%
2008   -25.88%
2009    14.05%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 09/30/2009) 18.44%             (quarter ended 03/31/2009) -24.42%


AVERAGE ANNUAL TOTAL RETURN

(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     Past      Past    Since Inception
A-CLASS SHARES                                                      1 Year   5 Years      (9/1/2004)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                  9.79%    -2.99%        0.92%
Return After Taxes on Distributions                                  9.53%    -3.04%        0.87%
Return After Taxes on Distributions and Sale of Fund Shares          6.36%    -2.55%        0.76%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%     0.42%        2.24%

                                                                     Past      Past    Since Inception
C-CLASS SHARES                                                      1 Year   5 Years     (5/14/2001)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                 13.05%    -2.83%        0.10%
Return After Taxes on Distributions                                 12.77%    -2.88%        0.08%
Return After Taxes on Distributions and Sale of Fund Shares          8.48%    -2.41%        0.07%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%     0.42%        0.59%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

                                 PROSPECTUS 65



UTILITIES FUND

INVESTMENT OBJECTIVE - The Utilities Fund (the "Fund") seeks to provide capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                   A-CLASS   C-CLASS
                                                                   -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                              4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)       None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                     0.85%     0.85%
Distribution and Shareholder Service (12b-1) Fees                   0.25%     1.00%
Other Expenses                                                      0.54%     0.54%
                                                                    ----      ----
Total Annual Fund Operating Expenses                                1.64%     2.39%
                                                                    ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $634      $968     $1,324    $2,326
C-CLASS SHARES    $342      $745     $1,275    $2,726


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   ------    -------   --------
C-CLASS SHARES    $242      $745     $1,275    $2,726

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 758% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Utilities Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Utilities Companies that have small to mid-sized capitalizations. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Utilities Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the utilities sector and therefore may be concentrated in an industry or group of industries within the utilities sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

UTILITIES SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the utilities sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies also may fluctuate widely in response to such events.

                                 PROSPECTUS 67


PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -6.73%.

                                  (BAR CHART)

2002   -33.32%
2003    24.15%
2004    15.49%
2005     9.11%
2006    19.13%
2007    12.08%
2008   -28.82%
2009    12.89%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2003) 20.09%             (quarter ended 09/30/2002) -23.39%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     Past      Past    Since Inception
A-CLASS SHARES                                                      1 Year   5 Years      (9/1/2004)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                   8.36%   3.00%         4.58%
Return After Taxes on Distributions                                   6.50%   2.21%         3.74%
Return After Taxes on Distributions and Sale of Fund Shares           5.41%   2.12%         3.45%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)    26.46%   0.42%         2.24%

                                                                     Past      Past    Since Inception
C-CLASS SHARES                                                      1 Year   5 Years     (4/27/2001)
--------------                                                      ------   -------   ---------------
Return Before Taxes                                                  11.89%   3.20%        -2.70%
Return After Taxes on Distributions                                   9.83%   2.36%        -3.80%
Return After Taxes on Distributions and Sale of Fund Shares           7.70%   2.27%        -2.90%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)    26.46%   0.42%         0.56%

MANAGEMENT

INVESTMENT ADVISOR -- Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

                                      PROSPECTUS 69



U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE -- The U.S. Government Money Market Fund (the "Fund") seeks to provide security of principal, high current income, and liquidity.

FEES AND EXPENSES OF THE FUND -- This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 83 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                                    A-CLASS   C-CLASS
                                                                                    -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                                None      None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)                         None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                       0.50%     0.50%
Distribution and Shareholder Service (12b-1) Fees                                     0.25%     1.00%
Other Expenses                                                                        0.43%     0.43%
                                                                                      ----      ----
Total Annual Fund Operating Expenses                                                  1.18%     1.93%
                                                                                      ====      ====


EXAMPLE -- This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $120      $375     $  649    $1,432
C-CLASS SHARES    $296      $606     $1,042    $2,254


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $196      $606     $1,042    $2,254

PORTFOLIO TURNOVER -- The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. government securities. The Fund may also invest in 2a-7 eligible securities, including, but not limited to Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (the World Bank), and high-quality commercial paper certificates of deposit, and short-term corporate bonds. The Fund operates under U.S. Securities and Exchange Commission rules, which impose certain liquidity, maturity and diversification requirements on all money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. government.

PRINCIPAL RISKS -- As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


CREDIT RISK -- The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

INCOME RISK -- Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

INTEREST RATE RISK -- The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.


STABLE PRICE PER SHARE RISK -- The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money.

PERFORMANCE INFORMATION -- The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 0%.

                                   (BAR CHART)

2001    2.31%
2002    0.11%
2003    0.01%
2004    0.03%
2005    1.31%
2006    3.05%
2007    3.18%
2008    0.64%
2009    0.01%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 03/31/2001) 0.99%               (quarter ended 03/31/2009) -0.00%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)


                       Past      Past    Since Inception
A-CLASS SHARES        1 Year   5 Years     (3/31/2004)
--------------        ------   -------   ---------------
Return Before Taxes    0.03%    2.24%         1.99%

                       Past      Past    Since Inception
C-CLASS SHARES        1 Year   5 Years     (10/19/2000)
--------------        ------   -------   ---------------
Return Before Taxes   -0.99%    1.63%         1.26%

                                      PROSPECTUS 71



YIELD
Call 800.820.0888 for the Fund's current yield.

MANAGEMENT

INVESTMENT ADVISOR -- Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 72 of this Prospectus.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amounts and account balance requirements for A-Class Shares or C-Class Shares are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts


Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Funds except for subsequent investments made via Automated Clearing House ("ACH"). Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

Single direct purchases of C-Class Shares of a Fund in an amount of $1 million or more will be placed into A-Class Shares of that Fund. C-Class Share purchases of $1 million or more placed through a Financial Intermediary will be subject to any share class restrictions imposed by the Intermediary.

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at a Fund's next determined net asset value ("NAV") calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

In addition, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.rydex-sgi.com.


TAX INFORMATION

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER -- DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Ask your sales person or visit your financial intermediary's website for more information.

                                 PROSPECTUS 73


MORE INFORMATION ABOUT THE TRUST AND THE FUNDS


Rydex Series Funds (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds that are grouped into several categories according to each fund's investment strategy. This Prospectus describes the A-Class Shares and C-Class Shares of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds"), which are grouped into the following categories:


SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund

MONEY MARKET FUND - U.S. Government Money Market Fund

A-Class Shares and C-Class Shares of the Funds are sold through broker-dealers and other financial institutions ("financial intermediaries") whose clients take part in certain asset allocation investment programs.

INVESTMENT OBJECTIVES

The investment objective of each Fund (except for the U.S. Government Money Market Fund) is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's market sector in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

Each Sector Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.


SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices may not be available for many of the Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector using Global Industry Classification Standard (GICS) codes. The Advisor then employs a quantitative screen to ensure minimum capitalization and liquidity standards. The resulting portfolio is weighted to meet diversification standards and to generate returns respective of that sector. The Advisor monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representation of its sector.


INVESTMENT RISKS


The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.


ACTIVE TRADING RISK - A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

CAPITALIZATION SECURITIES RISK - The Fund may have significant exposure to securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund's portfolio may underperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

CREDIT RISK - Credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.


DERIVATIVES RISK - The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a CFTC approved futures exchange or board of trade. Futures and options contracts are described in more detail below:


     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

                                 PROSPECTUS 75


The risks associated with the Fund's use of futures and options contracts include:

     - The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

     - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates. Because the Fund primarily invests in money market instruments and other short-term securities that are based on short-term interest rates, which can fluctuate significantly over short periods, the risk of decline in the Fund's yield may be greater than funds that invest in longer term securities that lock in interest rates. For example, if the Fund invests in money market securities with maturities of less than one year and interest rates decline, then the yield of the Fund will also decline because when the money market securities mature, the returns are reinvested at lower interest rates.


INTEREST RATE RISK - The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund -- a means of achieving an overall investment objective of principal safety -- reduces the likelihood of price fluctuation.


INVESTMENT TECHNIQUE RISK - The Advisor does not use techniques or defensive strategies designed to protect the value of the Fund in response to adverse economic, political, or market conditions, such as periods of high market volatility or general market decline. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.

MARKET RISK - The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day.


NON-DIVERSIFICATION RISK - To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SECTOR CONCENTRATION RISK - The Sector Concentration Risk applicable to each Fund is as follows:


     BANKING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the banking sector that the purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the banking sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the banking sector. For example, government regulation may limit both the amounts and types of loans and financial commitments banking companies can make, and the interest rates and fees they can charge and the amount of capital they must maintain, which may affect the profitability of banking companies. Credit losses resulting from financial difficulties of borrowers also can negatively affect the performance of Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

     BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Basic Materials Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the basic materials sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the basic materials sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. Dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

     BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Biotechnology Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the biotechnology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the biotechnology sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

     CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Consumer Products Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the consumer products sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the consumer products sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income

                                 PROSPECTUS 77


     and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

     ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Electronics Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the electronics sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs, and may face competition from subsidized foreign competitors with lower production costs.

     ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector that the Energy Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

     ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Energy Services Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy services sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy services sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

     FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Financial Services Fund purchases will underperform the market as a whole. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

     HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Health Care Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the health care sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

     INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Internet Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the Internet sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Internet sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.

     LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Leisure Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the leisure sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the leisure sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

     PRECIOUS METALS SECTOR CONCENTRATION RISK - The risk that the relatively few securities of, or financial instruments tied to the performance of, issuers in the mining industry that the Precious Metals Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the previous metals industry, as well as to the volatility of global prices for precious metals. The prices of precious metals and securities of Precious Metals Companies may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

     RETAILING SECTOR - The risk that the securities of issuers in the retailing sector that the Retailing Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the retailing sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the retailing sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

     TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Technology Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the technology sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

     TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Telecommunications Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the telecommunications sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the telecommunications sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive chal-

                                 PROSPECTUS 79


     lenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

     TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Transportation Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the transportation sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the transportation sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

     UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Utilities Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the utilities sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the utilities sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.


STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.


TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS


INVESTMENT ADVISOR


The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee for the fiscal year ended March 31, 2010 at an annualized rate based on the average daily net assets of each Fund, as set forth below:


FUND                                                                ADVISORY FEE
----                                                                ------------
BANKING .........................................................       0.85%
BASIC MATERIALS .................................................       0.85%
BIOTECHNOLOGY ...................................................       0.85%
CONSUMER PRODUCTS ...............................................       0.85%
ELECTRONICS .....................................................       0.85%
ENERGY ..........................................................       0.85%
ENERGY SERVICES .................................................       0.85%
FINANCIAL SERVICES ..............................................       0.85%
HEALTH CARE .....................................................       0.85%
INTERNET ........................................................       0.85%

LEISURE .........................................................       0.85%
PRECIOUS METALS .................................................       0.75%
RETAILING .......................................................       0.85%
TECHNOLOGY ......................................................       0.85%
TELECOMMUNICATIONS ..............................................       0.85%
TRANSPORTATION ..................................................       0.85%
UTILITIES .......................................................       0.85%
U.S. GOVERNMENT MONEY MARKET ....................................       0.50%

The Advisor may reimburse expenses or waive fees of the U.S. Government Money Market Fund to the extent necessary to maintain the Fund's net yield at a certain level as determined by the Advisor. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.


A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the Funds' September 30, 2009 Semi-Annual Report to Shareholders, which covers the period April 1, 2009 to September 30, 2009.


PORTFOLIO MANAGEMENT

The Funds are managed by a team of investment professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.


MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of the Advisor - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with the Advisor since it was founded in 1993. Mr. Byrum was named the President of the Advisor in 2004 and has served as CIO of the Advisor since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R)Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

                                 PROSPECTUS 81



MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Funds. Mr. Dellapa joined the Advisor in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R)1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became a Portfolio Manager. Prior to joining the Advisor, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

RYAN A. HARDER, CFA, Portfolio Manager - Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NAV


The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable sales charges.


Each Fund calculates its NAV by:

     -    Taking the current market value of its total assets

     -    Subtracting any liabilities

     - Dividing that amount by the total number of shares owned by shareholders

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Funds will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI. For more information on these early closings, please call
800.820.0888 or visit the Rydex|SGI web site - www.rydex-sgi.com.


In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.


The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Funds' Board of Trustees. More information about the valuation of the Funds' holdings and the amortized cost method can be found in the SAI.

BUYING, SELLING AND EXCHANGING FUND SHARES

A-Class Shares and C-Class Shares are offered primarily through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex|SGI shareholder account to make share transactions
- buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex|SGI Client Services at 800.820.0888 or
301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex|SGI to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex|SGI.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.


     - You must provide a street address (Rydex|SGI does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - If you open an account directly with Rydex|SGI you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.


TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early - or as otherwise permitted by the U.S. Securities and Exchange Commission - the Funds reserve the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and Rydex will post advance notice of early closings at www.rydex-sgi.com.

Notwithstanding the foregoing, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.rydex-sgi.com.

                                 PROSPECTUS 83


TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Funds' transfer agent, distributor, or authorized dealer, subject to any applicable front-end sales charge. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.


METHOD                             FUND                         CUT-OFF TIME
------                      ------------------   ------------------------------------------
By Mail                          All Funds        4:00 P.M., Eastern Time or earlier close
                               Sector Funds                3:30 P.M., Eastern Time
By Phone                      U.S. Government
                            Money Market Fund*             1:00 P.M., Eastern Time
                               Sector Funds                3:45 P.M., Eastern Time
By Internet                   U.S. Government
                            Money Market Fund*             1:00 P.M., Eastern Time
By Financial Intermediary        All Funds       4:00 P.M., Eastern Time or earlier close**


* TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND FOR THE U.S. GOVERNMENT MONEY MARKET FUND, THE FUND MUST RECEIVE YOUR WIRE PURCHASE ORDER BY 1:00 P.M., EASTERN TIME. ALL REDEMPTION ORDERS RECEIVED PRIOR TO 1:00 P.M., EASTERN TIME WILL NOT RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND. ALL REDEMPTION ORDERS RECEIVED AFTER 1:00 P.M., EASTERN TIME ARE ENTITLED TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND.

** EACH FINANCIAL INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE EARLIER CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

EARLY TRANSACTION CUT-OFF TIMES


On any day that the Funds calculate NAV earlier than normal, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.


TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

SALES CHARGES

A-CLASS SHARES

A-Class Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

                                    SALES CHARGE AS %    SALES CHARGE AS %
AMOUNT OF INVESTMENT                OF OFFERING PRICE   NET AMOUNT INVESTED
--------------------                -----------------   -------------------
Less than $100,000                        4.75%                4.99%
$100,000 but less than $250,000           3.75%                3.90%
$250,000 but less than $500,000           2.75%                2.83%
$500,000 but less than $1,000,000         2.00%                2.04%
$1,000,000 or greater                       *                    *

* FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 12 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1% CDSC BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER. THE CDSC IS USED TO REIMBURSE THE DISTRIBUTOR FOR PAYING YOUR FINANCIAL INTERMEDIARY A SALES COMMISSION UP TO A TOTAL OF 1.00% OF THE PURCHASE PRICE OF YOUR INVESTMENT IN CONNECTION WITH YOUR INITIAL PURCHASE. FOR MORE INFORMATION ABOUT WHETHER YOUR FINANCIAL INTERMEDIARY HAS ENTERED INTO SUCH AN ARRANGEMENT, CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.


In addition to the information in this Prospectus, you may obtain more information about share classes, sales charges and sales charges reductions and waivers by clicking on the "Customer Service Center" tab of www.rydex-sgi.com, from the SAI or from your financial adviser.

SALES CHARGE FOR THE U.S. GOVERNMENT MONEY MARKET FUND

You will not be charged a sales charge for purchases of A-Class Shares of the U.S. Government Money Market Fund. If you exchange your A-Class Shares of the U.S. Government Money Market Fund for A-Class Shares of another Fund, the exchange will be treated as an initial purchase of the other Fund, and applicable sales charges will apply.


HOW TO REDUCE YOUR SALES CHARGE

You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, IN WRITING AND AT THE TIME OF PURCHASE, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.

     - RIGHTS OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares or C-Class Shares of Rydex Series Funds or Rydex Dynamic Funds (offered in a separate prospectus) that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class and C-Class Shares that you own. Additionally, you may combine simultaneous purchases of A-Class Shares of one Rydex Series Fund or Rydex Dynamic Fund with A-Class Shares of any other Rydex Series Fund or Rydex Dynamic Fund to reduce the sales charge rate that applies to the purchase of A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

     - LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of A-Class Shares of Rydex Series Funds or Rydex Dynamic Funds during a 13-month period. At your written request, A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

                                 PROSPECTUS 85


SALES CHARGE WAIVERS

The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:

     - REPURCHASE OF A-CLASS SHARES. If you have redeemed A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund within the past 365 days, you may repurchase an equivalent amount of A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

     - Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their families (e.g., spouse, children, mother or father).

     - Employees of the Advisor and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a "Selling Broker") and their families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

     - Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their families.

     - Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

     - Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

     - Employer-sponsored retirement plans including, but not limited to, those that qualify under Sections 403(b), 401(a), 401(k) or 457 of the Internal Revenue Code of 1986, as amended, where at the time of purchase the Distributor has been notified in writing that such plan has at least $100 million in assets or 100 participating employees. Employer-sponsored retirement plans do not include IRAs, Roth IRAs, SEP or SARSEP plans, profit-sharing plans, single participant plans or plans covering self-employed individuals and their employees; such account types, however, may apply for sales charge reductions. Please see the SAI for more information.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a non-Rydex Series Fund or Rydex Dynamic Fund where those shares were subject to a front-end sales charge (sometimes called an NAV Transfer).

SALES CHARGE EXCEPTIONS

You will not pay initial sales charges on the following:


     -    Purchases of A-Class Shares of the U.S. Government Money Market Fund.


     -    A-Class Shares purchased by reinvesting dividends and distributions.


     - When exchanging A-Class Shares of one Fund for A-Class Shares of another Rydex Series Fund or Rydex Dynamic Fund, unless you are exchanging A-Class Shares of the U.S. Government Money Market Fund that have not previously been subject to a sales charge.


C-CLASS SHARES


C-Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% contingent deferred sales charge ("CDSC") based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your C-Class Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

WAIVER OF CDSC

The CDSC will be waived for the redemption of C-Class Shares:

     - purchased through a financial intermediary that has entered into arrangements with the Distributor to forego receipt of an initial sales commission;

     -    purchased by reinvesting dividends;

     -    following the death or disability of a shareholder;

     -    on the first 10% of shares that are sold within 12 months of purchase;
          or

     -    on required minimum distributions.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

BUYING FUND SHARES

Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.

Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:

                                 PROSPECTUS 87



                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
                           Complete the account application that corresponds    Complete the Rydex|SGI investment slip included
                           to the type of account you are opening.              with your quarterly statement or send written
                                                                                purchase instructions that include:

                           -    MAKE SURE TO DESIGNATE THE RYDEX|SGI FUND(S)    -    YOUR NAME
                                YOU WANT TO PURCHASE.
                                                                                -    YOUR SHAREHOLDER ACCOUNT NUMBER
                           -    MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT
                                MINIMUM.                                        -    THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE.

BY MAIL

IRA AND OTHER RETIREMENT
ACCOUNTS REQUIRE                                              Make your check payable to RYDEX|SGI.
ADDITIONAL PAPERWORK.                      Your check must be drawn on a U.S. bank and payable in U.S. Dollars.

CALL RYDEX|SGI CLIENT                   Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.
SERVICES TO REQUEST A                        IF YOU DO NOT SPECIFY WHICH RYDEX|SGI FUND(S) YOU WANT TO PURCHASE,
RETIREMENT ACCOUNT                        YOUR INVESTMENT WILL BE CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND.
INVESTOR APPLICATION KIT.
                                   Mail your application and check to:                Mail your written purchase instructions
                                                                                                   and check to:

                                                                      MAILING ADDRESSES:

                                            STANDARD DELIVERY                                   OVERNIGHT DELIVERY
                                                Rydex|SGI                                           Rydex|SGI
                                             Attn: Ops. Dept.                                    Attn: Ops. Dept
                                             P.O. Box 758567                                    200 SW 6th Street
                                          Topeka, KS 66675-8567                               Topeka, KS 66603-3704

                                               INITIAL PURCHASE                                SUBSEQUENT PURCHASES

                           Submit new account paperwork, and then call          Be sure to designate in your wire instructions the
                           Rydex|SGI to obtain your account number.             Rydex|SGI Fund(s) you want to purchase.

                           -    MAKE SURE TO DESIGNATE THE RYDEX|SGI FUND(S)
                                YOU WANT TO PURCHASE.

                           -    MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT
                                MINIMUM.

                           To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU SHOULD CALL
                           RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME
                           FOR THE RYDEX|SGI FUND(S) YOU ARE PURCHASING:

BY WIRE                    -    Account Number
RYDEX|SGI
CLIENT SERVICES            -    Fund Name
PHONE NUMBER:
800.820.0888               -    Amount of Wire
OR
301.296.5406               -    Fed Wire Reference Number (upon request)

                           You will receive a confirmation number to verify that your purchase order has been accepted.

                           IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER MAY NOT BE
                           PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                           WIRE INSTRUCTIONS:

                           U.S. Bank
                           Cincinnati, OH
                           Routing Number: 0420-00013
                           For Account of: Rydex|SGI Account Number: 48038-9030
                           [Your Name]
                           [Your shareholder account number]

                           IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT MAY BE
                           CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND.

                                               INITIAL PURCHASE                                SUBSEQUENT PURCHASES

                           Submit new account paperwork, and then call          SUBSEQUENT PURCHASES MADE VIA ACH MUST
                           Rydex|SGI to obtain your account number. Be sure to  BE A MINIMUM OF $20. To make a subsequent
                           complete the "Electronic Investing via ("ACH")"      purchase send written purchase instructions
                           section. Then, fax it to Rydex|SGI (ONLY             that include:
                           Individual, Joint and UGMA/UTMA accounts may be
BY ACH (FAX)               opened by fax).                                      -     YOUR NAME
RYDEX|SGI FAX NUMBER:
301.296.5103               -    MAKE SURE TO INCLUDE A LETTER OF INSTRUCTION    -     YOUR SHAREHOLDER ACCOUNT NUMBER
                                REQUESTING THAT WE PROCESS YOUR PURCHASE BY
                                ACH.                                            -     THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE

                           -    MAKE SURE TO DESIGNATE THE RYDEX|SGI FUND(S)    -     ACH BANK INFORMATION (IF NOT ON RECORD).
                                YOU WANT TO PURCHASE.

                           -    MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT
                                MINIMUM.

BY ACH
(INTERNET)                 Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

                                  PROSPECTUS 89





CANCELLED PURCHASE ORDERS

Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

     -    if your bank does not honor your check for any reason

     -    if the transfer agent (Rydex|SGI) does not receive your wire transfer

     -    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

     -    if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by:

                                            STANDARD DELIVERY                                  OVERNIGHT DELIVERY

MAIL                                            Rydex|SGI                                           Rydex|SGI
                                             Attn: Ops. Dept.                                   Attn: Ops. Dept.
                                             P.O. Box 758567                                    200 SW 6th Street
                                          Topeka, KS 66675-8567                               Topeka, KS 66603-3704

                           301.296.5103

FAX                        If you send your redemption order by fax, you must call Rydex|SGI Client Services at 800.820.0888 or
                           301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE                  800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.

All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

     SIGNATURE GUARANTEES

     Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.


REDEEMING SHARES BY DRAFT WRITING

If you hold shares directly, you may redeem shares from the U.S. Government Money Market Fund by writing drafts for $100 or more on your existing account. The drafts may be made payable to any person or entity and your account will continue to earn dividends until the draft clears. Drafts may not be used for electronic funds transfers (i.e., electronic bill payments or ACH). If your balance in the U.S. Government Money Market Fund is insufficient to cover the amount of your draft, the transfer agent will automatically exchange sufficient funds from your Rydex|SGI Fund with the highest account balance to cover the draft.

You can obtain a draft writing application by calling 800.820.0888. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a draft to close your account. There is no fee for the draft writing privilege, but if payment on a draft is stopped upon your request, or if the draft cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your draft for payment. Rydex|SGI may also charge a $25 fee for a draft that cannot be honored due to insufficient funds. The Funds may suspend the draft writing privilege at any time.


LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum account balance. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


Unlike most mutual funds, the Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of A-Class Shares or C-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund for A-Class Shares or C-Class Shares of any other Rydex Series Fund or Rydex Dynamic Fund on the basis of the respective NAVs of

                                  PROSPECTUS 91



the shares involved. An exchange of A-Class Shares of the U.S. Government Money Market Fund that have not previously been subject to a sales charge will be treated as an initial purchase of the other Rydex|SGI Fund and applicable sales charges will apply. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex|SGI Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Series Funds and Rydex Dynamic Funds" for additional information. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send exchange requests to Rydex|SGI by:

                                            STANDARD DELIVERY                                  OVERNIGHT DELIVERY

MAIL                                            Rydex|SGI                                           Rydex|SGI
                                             Attn: Ops. Dept.                                   Attn: Ops. Dept.
                                             P.O. Box 758567                                    200 SW 6th Street
                                          Topeka, KS 66675-8567                               Topeka, KS 66603-3704

                           301.296.5101

FAX                        If you send your exchange request by fax, you must call Rydex|SGI Client Services at 800.820.0888
                           to verify that your fax was received and when it will be processed.

TELEPHONE                  800.820.0888 or 301.296.5406

INTERNET                   Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

EXCHANGES WITH OTHER RYDEX SERIES FUNDS AND RYDEX DYNAMIC FUNDS

On any Business Day, investors may make exchanges of A-Class Shares or C-Class Shares of the Funds for A-Class Shares or C-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS AND ALL OF THE RYDEX DYNAMIC FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN OF THE RYDEX SERIES FUNDS DO NOT ALLOW UNLIMITED TRADING. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX|SGI FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX|SGI FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any nonresident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

                                 PROSPECTUS 93


EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE - 1(800) 717-7776

You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.

SERVICE AND OTHER FEES

Rydex|SGI may charge the following administrative fees on accounts held directly through the Funds' transfer agent for services associated with the following:


     -    $15 for wire transfers of redemption proceeds under $5,000


     -    $50 on purchase checks returned for insufficient funds

     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     - $15 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or ACH transactions

     -    $15 per year for low balance accounts

     - Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), and Rydex|SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex|SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account. If you liquidate your account during the year any unpaid annual maintenance fee will be deducted at that time.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, and 403(b). This fee will be deducted from the proceeds of your redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.

RIGHTS RESERVED BY THE FUND

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES

A-CLASS SHARES


The Funds have adopted a Distribution Plan with respect to A-Class Shares that allows each Fund to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/or shareholder services ("Service Providers"). If a service provider provides distribution services, each Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets of A-Class Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor generally will, in turn, pay the Service Provider for the services it provides. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.


C-CLASS SHARES


The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable to C-Class Shares that allows each Fund to pay annual distribution and service fees of 1.00% of the average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.


COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS


Income dividends, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund, which declares dividends daily and pays them monthly or upon redemption. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

                                 PROSPECTUS 95


DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUNDS


Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as each Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.


TAX STATUS OF DISTRIBUTIONS

     - Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.


     - The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income and subject to certain limitations. The U.S. Government Money Market Fund expects to make distributions that will not be treated as qualified dividend income.


     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.


     - Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.

     - The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.


     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

     - Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds. In addition, the Funds may be able to pass along a tax credit for foreign income taxes that they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.


TAX STATUS OF SHARE TRANSACTIONS


EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Dynamic or Rydex Series Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.


STATE TAX CONSIDERATIONS


The Funds are not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.


FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of operations of that Fund's A-Class Shares or C-Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the fiscal years ended March 31, 2010, 2009, 2008 and 2007 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose reports, along with the financial statements and related notes, appear in the Funds' 2010 Annual Reports. The information for the year ended March 31, 2006 was audited by a predecessor independent registered public accounting firm. The 2010 Annual Reports are available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2010 Annual Reports are incorporated by reference in the SAI.

                                  PROSPECTUS 97


FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.



                                              NET REALIZED    NET INCREASE
                      NET ASSET      NET     AND UNREALIZED     (DECREASE)    DISTRIBUTIONS  DISTRIBUTIONS
                        VALUE,   INVESTMENT       GAINS        IN NET ASSET      FROM NET       FROM NET
                      BEGINNING    INCOME      (LOSSES) ON   VALUE RESULTING    INVESTMENT      REALIZED        TOTAL
YEAR ENDED            OF PERIOD    (LOSS)+     INVESTMENTS   FROM OPERATIONS      INCOME         GAINS      DISTRIBUTIONS
--------------------  ---------  ----------  --------------  ---------------  -------------  -------------  -------------
BANKING FUND A-CLASS
   MARCH 31, 2010+++   $ 30.67     $ .02        $ 18.94          $ 18.96         $(2.22)          $--          $(2.22)
   March 31, 2009+++     71.50      1.30         (40.83)          (39.53)         (1.30)           --           (1.30)
   March 31, 2008+++    104.70      2.00         (34.20)          (32.20)         (1.00)           --           (1.00)
   March 31, 2007+++    103.40      1.70            .40             2.10           (.80)           --            (.80)
   March 31, 2006+++     97.20      1.40           6.40             7.80          (1.60)           --           (1.60)
BANKING FUND C-CLASS
   MARCH 31, 2010+++     29.90      (.16)         17.99            17.83          (2.22)           --           (2.22)
   March 31, 2009+++     69.50       .90         (39.20)          (38.30)         (1.30)           --           (1.30)
   March 31, 2008+++    102.70      1.60         (33.80)          (32.20)         (1.00)           --           (1.00)
   March 31, 2007+++    102.00       .70            .80             1.50           (.80)           --            (.80)
   March 31, 2006+++     96.60       .60           6.40             7.00          (1.60)           --           (1.60)
BASIC MATERIALS FUND A-CLASS
   MARCH 31, 2010        26.41       .15          16.41            16.56           (.09)           --            (.09)
   March 31, 2009        48.80       .12         (22.02)          (21.90)          (.49)           --            (.49)
   March 31, 2008        40.92       .03           7.94             7.97           (.09)           --            (.09)
   March 31, 2007        34.19       .33           6.70             7.03           (.30)           --            (.30)
   March 31, 2006        29.84       .29           4.25             4.54           (.19)           --            (.19)
BASIC MATERIALS FUND C-CLASS
   MARCH 31, 2010        25.24      (.13)         15.65            15.52         $ (.09)           --            (.09)
   March 31, 2009        47.02      (.18)        (21.11)          (21.29)          (.49)           --            (.49)
   March 31, 2008        39.76      (.28)          7.63             7.35           (.09)           --            (.09)
   March 31, 2007        33.48       .04           6.54             6.58           (.30)           --            (.30)
   March 31, 2006        29.44       .03           4.20             4.23           (.19)           --            (.19)
BIOTECHNOLOGY FUND A-CLASS
   MARCH 31, 2010        18.45      (.25)          7.78             7.53             --            --              --
   March 31, 2009        20.54      (.24)         (1.85)           (2.09)            --            --              --
   March 31, 2008        20.30      (.27)           .51              .24             --            --              --
   March 31, 2007        22.50      (.31)         (1.89)           (2.20)            --            --              --
   March 31, 2006        16.93      (.33)          5.90             5.57             --            --              --
BIOTECHNOLOGY FUND C-CLASS
   MARCH 31, 2010        17.87      (.38)          7.47             7.09             --            --              --
   March 31, 2009        20.03      (.38)         (1.78)           (2.16)            --            --              --
   March 31, 2008        19.95      (.42)           .50              .08             --            --              --
   March 31, 2007        22.27      (.46)         (1.86)           (2.32)            --            --              --
   March 31, 2006        16.87      (.47)          5.87             5.40             --            --              --
CONSUMER PRODUCTS FUND A-CLASS
   MARCH 31, 2010        25.37       .55          10.44            10.99           (.10)           --            (.10)
   March 31, 2009        35.09       .42          (9.93)           (9.51)          (.21)           --            (.21)
   March 31, 2008        34.90       .50            .05              .55           (.36)           --            (.36)
   March 31, 2007        30.07       .42           4.47             4.89           (.06)           --            (.06)
   March 31, 2006        29.69       .18            .62              .80           (.42)           --            (.42)

                                                   RATIOS TO
                                              AVERAGE NET ASSETS:
                                             --------------------
                      NET ASSET                           NET                   NET ASSETS,
                        VALUE,      TOTAL              INVESTMENT  PORTFOLIO      END OF
                        END OF   INVESTMENT    TOTAL     INCOME     TURNOVER      PERIOD
YEAR ENDED              PERIOD    RETURN++   EXPENSES    (LOSS)       RATE    (000'S OMITTED)
--------------------  ---------  ----------  --------  ----------  ---------  ---------------
BANKING FUND A-CLASS
   MARCH 31, 2010+++   $ 47.41      63.04%     1.63%      0.06%        986%     $ 6,381
   March 31, 2009+++     30.67    (55.77)%     1.62%      2.71%      1,055%         851
   March 31, 2008+++     71.50    (30.90)%     1.55%      2.33%      1,417%         547
   March 31, 2007+++    104.70      1.96%      1.62%      1.54%        954%         187
   March 31, 2006+++    103.40      8.07%      1.62%      1.40%      1,834%          97
BANKING FUND C-CLASS
   MARCH 31, 2010+++     45.51     60.86%      2.38%     (0.42)%       986%       5,607
   March 31, 2009+++     29.90    (55.64)%     2.40%      1.82%      1,055%       2,114
   March 31, 2008+++     69.50    (31.51)%     2.35%      1.89%      1,417%       3,408
   March 31, 2007+++    102.70      1.40%      2.37%      0.63%        954%       3,180
   March 31, 2006+++    102.00      7.29%      2.35%      0.59%      1,834%         673
BASIC MATERIALS FUND A-CLASS
   MARCH 31, 2010        42.88     62.72%      1.65%      0.40%        455%       8,159
   March 31, 2009        26.41    (44.71)%     1.63%      0.30%        288%       3,986
   March 31, 2008        48.80     19.47%      1.62%      0.07%        225%       6,985
   March 31, 2007        40.92     20.65%      1.62%      0.92%        442%       2,076
   March 31, 2006        34.19     15.29%      1.63%      0.97%        826%         659
BASIC MATERIALS FUND C-CLASS
   MARCH 31, 2010      $ 40.67     61.51%      2.40%     (0.37)%       455%       9,125
   March 31, 2009        25.24    (45.11)%     2.38%     (0.46)%       288%       4,024
   March 31, 2008        47.02     18.48%      2.37%     (0.63)%       225%      12,725
   March 31, 2007        39.76     19.74%      2.37%      0.11%        442%       7,017
   March 31, 2006        33.48     14.44%      2.36%      0.11%        826%       6,041
BIOTECHNOLOGY FUND A-CLASS
   MARCH 31, 2010        25.98     40.81%      1.64%     (1.12)%       316%       2,869
   March 31, 2009        18.45    (10.18)%     1.64%     (1.17)%       370%       4,346
   March 31, 2008        20.54      1.18%      1.62%     (1.26)%       193%       2,321
   March 31, 2007        20.30     (9.78)%     1.62%     (1.50)%       269%         849
   March 31, 2006        22.50     32.90%      1.63%     (1.52)%       338%       5,087
BIOTECHNOLOGY FUND C-CLASS
   MARCH 31, 2010        24.96     39.68%      2.39%     (1.78)%       316%       4,705
   March 31, 2009        17.87    (10.78)%     2.39%     (1.89)%       370%       4,028
   March 31, 2008        20.03      0.40%      2.38%     (1.99)%       193%       3,671
   March 31, 2007        19.95    (10.42)%     2.36%     (2.23)%       269%       2,678
   March 31, 2006        22.27     32.01%      2.36%     (2.27)%       338%       7,786
CONSUMER PRODUCTS FUND A-CLASS
   MARCH 31, 2010        36.26     43.34%      1.63%      1.72%        200%      21,277
   March 31, 2009        25.37    (27.14)%     1.63%      1.41%        445%       2,898
   March 31, 2008        35.09      1.50%      1.63%      1.38%        449%       1,682
   March 31, 2007        34.90     16.27%      1.61%      1.30%        455%       3,935
   March 31, 2006        30.07      2.71%      1.60%      0.62%        813%       1,475

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.



                                              NET REALIZED    NET INCREASE
                      NET ASSET      NET     AND UNREALIZED     (DECREASE)    DISTRIBUTIONS  DISTRIBUTIONS
                        VALUE,   INVESTMENT       GAINS        IN NET ASSET      FROM NET       FROM NET
                      BEGINNING    INCOME      (LOSSES) ON   VALUE RESULTING    INVESTMENT      REALIZED        TOTAL
YEAR ENDED            OF PERIOD    (LOSS)+     INVESTMENTS   FROM OPERATIONS      INCOME         GAINS      DISTRIBUTIONS
--------------------  ---------  ----------  --------------  ---------------  -------------  -------------  -------------
CONSUMER PRODUCTS FUND C-CLASS
   MARCH 31, 2010       $24.36     $  .24       $ 10.07          $ 10.31           $(.10)       $  --           $(.10)
   March 31, 2009        33.95        .19         (9.57)           (9.38)           (.21)          --            (.21)
   March 31, 2008        34.04        .17           .10              .27            (.36)          --            (.36)
   March 31, 2007        29.55        .20          4.35             4.55            (.06)          --            (.06)
   March 31, 2006        29.53       (.03)          .47              .44            (.42)          --            (.42)
ELECTRONICS FUND A-CLASS
   MARCH 31, 2010+++     31.31       (.14)        18.71            18.57              --           --              --
   March 31, 2009+++     48.25       (.10)       (16.84)          (16.94)             --           --              --
   March 31, 2008+++     59.95       (.55)       (11.15)          (11.70)             --           --              --
   March 31, 2007+++     65.15       (.55)        (4.65)           (5.20)             --           --              --
   March 31, 2006+++     49.80       (.70)        16.05            15.35              --           --              --
ELECTRONICS FUND C-CLASS
   MARCH 31, 2010+++     30.28       (.51)        18.13            17.62              --           --              --
   March 31, 2009+++     46.90       (.30)       (16.32)          (16.62)             --           --              --
   March 31, 2008+++     58.65       (.75)       (11.00)          (11.75)             --           --              --
   March 31, 2007+++     64.30      (1.00)        (4.65)           (5.65)             --           --              --
   March 31, 2006+++     49.50      (1.05)        15.85            14.80              --           --              --
ENERGY FUND A-CLASS
   MARCH 31, 2010        13.44        .06          6.53             6.59            (.02)          --            (.02)
   March 31, 2009        26.30        .02        (12.15)          (12.13)             --         (.73)           (.73)
   March 31, 2008        22.44       (.08)         4.67             4.59              --         (.73)           (.73)
   March 31, 2007        21.04       (.06)         1.87             1.81              --         (.41)           (.41)
   March 31, 2006        16.68       (.05)         4.89             4.84            (.03)        (.45)           (.48)
ENERGY FUND C-CLASS
   MARCH 31, 2010        12.84       (.08)         6.23             6.15            (.02)          --            (.02)
   March 31, 2009        25.37       (.14)       (11.66)          (11.80)             --         (.73)           (.73)
   March 31, 2008        21.81       (.27)         4.56             4.29              --         (.73)           (.73)
   March 31, 2007        20.62       (.21)         1.81             1.60              --         (.41)           (.41)
   March 31, 2006        16.47       (.16)         4.79             4.63            (.03)        (.45)           (.48)
ENERGY SERVICES FUND A-CLASS
   MARCH 31, 2010        24.13       (.16)        17.15            16.99              --           --              --
   March 31, 2009        55.99       (.31)       (31.55)          (31.86)             --           --              --
   March 31, 2008        45.90       (.55)        10.64            10.09              --           --              --
   March 31, 2007        43.67       (.41)         2.64             2.23              --           --              --
   March 31, 2006        29.25       (.39)        14.81            14.42              --           --              --
ENERGY SERVICES FUND C-CLASS
   MARCH 31, 2010        23.19       (.44)        16.47            16.03              --           --              --
   March 31, 2009        54.22       (.64)       (30.39)          (31.03)             --           --              --
   March 31, 2008        44.79       (.93)        10.36             9.43              --           --              --
   March 31, 2007        42.92       (.74)         2.61             1.87              --           --              --
   March 31, 2006        28.98       (.65)        14.59            13.94              --           --              --

                                                        RATIOS TO
                                                   AVERAGE NET ASSETS:
                                             ------------------------------
                      NET ASSET                                     NET                   NET ASSETS,
                        VALUE,      TOTAL                        INVESTMENT  PORTFOLIO      END OF
                        END OF   INVESTMENT    TOTAL      NET      INCOME     TURNOVER      PERIOD
YEAR ENDED              PERIOD    RETURN++   EXPENSES  EXPENSES    (LOSS)       RATE    (000'S OMITTED)
--------------------  ---------  ----------  --------  --------  ----------  ---------  ---------------
CONSUMER PRODUCTS FUND C-CLASS
   MARCH 31, 2010       $34.57     42.35%      2.38%       --       0.77%       200%        $ 4,194
   March 31, 2009        24.36    (27.67)%     2.38%       --       0.65%       445%          3,067
   March 31, 2008        33.95      0.71%      2.37%       --       0.49%       449%          3,903
   March 31, 2007        34.04     15.41%      2.36%       --       0.62%       455%          5,472
   March 31, 2006        29.55      1.50%      2.33%       --      (0.11)%      813%          1,340
ELECTRONICS FUND A-CLASS
   MARCH 31, 2010+++     49.88     59.31%      1.62%       --      (0.31)%      592%          1,329
   March 31, 2009+++     31.31    (35.13)%     1.60%       --      (0.26)%      408%             42
   March 31, 2008+++     48.25    (19.52)%     1.62%       --      (0.90)%      784%             85
   March 31, 2007+++     59.95     (7.98)%     1.63%       --      (0.94)%      759%            130
   March 31, 2006+++     65.15     30.82%      1.64%       --      (1.18)%      911%          1,253
ELECTRONICS FUND C-CLASS
   MARCH 31, 2010+++     47.90     58.19%      2.38%       --      (1.21)%      592%          3,342
   March 31, 2009+++     30.28    (35.39)%     2.42%       --      (0.74)%      408%            460
   March 31, 2008+++     46.90    (20.03)%     2.38%       --      (1.26)%      784%            962
   March 31, 2007+++     58.65     (8.79)%     2.36%       --      (1.72)%      759%          2,876
   March 31, 2006+++     64.30     29.90%      2.36%       --      (1.91)%      911%          5,015
ENERGY FUND A-CLASS
   MARCH 31, 2010        20.01     49.01%      1.63%     1.63%      0.35%       228%          3,903
   March 31, 2009        13.44    (46.15)%     1.63%     1.63%      0.10%       310%          4,845
   March 31, 2008        26.30     20.54%      1.61%     1.61%     (0.31)%      188%          6,378
   March 31, 2007        22.44      8.62%      1.61%     1.61%     (0.29)%      283%          3,307
   March 31, 2006        21.04     29.18%      1.61%     1.60%     (0.25)%      415%          3,210
ENERGY FUND C-CLASS
   MARCH 31, 2010        18.97     47.87%      2.38%     2.38%     (0.48)%      228%         13,972
   March 31, 2009        12.84    (46.55)%     2.38%     2.38%     (0.65)%      310%          9,865
   March 31, 2008        25.37     19.74%      2.36%     2.36%     (1.07)%      188%         20,989
   March 31, 2007        21.81      7.77%      2.36%     2.36%     (1.00)%      283%         18,624
   March 31, 2006        20.62     28.27%      2.35%     2.35%     (0.88)%      415%         23,734
ENERGY SERVICES FUND A-CLASS
   MARCH 31, 2010        41.12     70.41%      1.63%     1.63%     (0.43)%      472%          8,957
   March 31, 2009        24.13    (56.90)%     1.63%     1.63%     (0.68)%      207%          4,920
   March 31, 2008        55.99     21.98%      1.62%     1.62%     (1.01)%      193%         11,450
   March 31, 2007        45.90      5.11%      1.61%     1.61%     (0.97)%      196%          6,151
   March 31, 2006        43.67     49.30%      1.63%     1.63%     (1.00)%      324%          6,569
ENERGY SERVICES FUND C-CLASS
   MARCH 31, 2010        39.22     69.12%      2.38%     2.38%     (1.25)%      472%         11,059
   March 31, 2009        23.19    (57.23)%     2.38%     2.38%     (1.41)%      207%          9,196
   March 31, 2008        54.22     21.05%      2.37%     2.37%     (1.76)%      193%         29,316
   March 31, 2007        44.79      4.36%      2.36%     2.36%     (1.77)%      196%         24,500
   March 31, 2006        42.92     48.10%      2.36%     2.36%     (1.82)%      324%         27,542

                                 PROSPECTUS 99

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.



                                              NET REALIZED    NET INCREASE
                      NET ASSET      NET     AND UNREALIZED     (DECREASE)    DISTRIBUTIONS  DISTRIBUTIONS
                        VALUE,   INVESTMENT       GAINS        IN NET ASSET      FROM NET       FROM NET
                      BEGINNING    INCOME      (LOSSES) ON   VALUE RESULTING    INVESTMENT      REALIZED        TOTAL
YEAR ENDED            OF PERIOD    (LOSS)+     INVESTMENTS   FROM OPERATIONS      INCOME         GAINS      DISTRIBUTIONS
--------------------  ---------  ----------  --------------  ---------------  -------------  -------------  -------------
FINANCIAL SERVICES FUND A-CLASS
   MARCH 31, 2010+++   $ 42.80     $ .30        $ 29.90          $ 30.20          $ (.62)         $--           $(.62)
   March 31, 2009+++     98.60      1.30         (55.20)          (53.90)          (1.90)          --            1.90)
   March 31, 2008+++    138.20      1.60         (39.00)          (37.40)          (2.20)          --            2.20)
   March 31, 2007+++    129.10      1.00           8.74             9.74            (.64)          --            (.64)
   March 31, 2006+++    111.30      1.40          17.60            19.00           (1.20)          --            1.20)
FINANCIAL SERVICES FUND C-CLASS
   MARCH 31, 2010+++     41.01      (.24)         28.64            28.40            (.62)          --            (.62)
   March 31, 2009+++     95.10       .80         (52.99)          (52.19)          (1.90)          --            1.90)
   March 31, 2008+++    134.60       .50         (37.80)          (37.30)          (2.20)          --            2.20)
   March 31, 2007+++    126.70       .10           8.44             8.54            (.64)          --            (.64)
   March 31, 2006+++    110.10       .10          17.70            17.80           (1.20)          --            1.20)
HEALTH CARE FUND A-CLASS
   MARCH 31, 2010        10.69      (.03)          4.40             4.37            (.01)          --            (.01)
   March 31, 2009        13.68       .02          (3.01)           (2.99)             --           --              --
   March 31, 2008        14.67      (.06)          (.93)            (.99)             --           --              --
   March 31, 2007        13.98      (.02)           .71              .69              --           --              --
   March 31, 2006        12.25      (.08)          1.81             1.73              --           --              --
HEALTH CARE FUND C-CLASS
   MARCH 31, 2010        10.30      (.11)          4.21             4.10            (.01)          --            (.01)
   March 31, 2009        13.28      (.08)         (2.90)           (2.98)             --           --              --
   March 31, 2008        14.35      (.16)          (.91)           (1.07)             --           --              --
   March 31, 2007        13.79      (.10)           .66              .56              --           --              --
   March 31, 2006        12.19      (.18)          1.78             1.60              --           --              --
INTERNET FUND A-CLASS
   MARCH 31, 2010        25.62      (.50)         15.00            14.50              --           --              --
   March 31, 2009        37.29      (.33)        (10.89)          (11.22)           (.45)          --            (.45)
   March 31, 2008        39.87      (.19)#        (2.24)           (2.43)           (.15)          --            (.15)
   March 31, 2007        39.07      (.52)          1.32              .80              --           --              --
   March 31, 2006        31.45      (.50)          8.12             7.62              --           --              --
INTERNET FUND C-CLASS
   MARCH 31, 2010        24.56      (.66)         14.27            13.61              --           --              --
   March 31, 2009        36.01      (.59)        (10.41)          (11.00)           (.45)          --            (.45)
   March 31, 2008        38.79      (.38)#        (2.25)           (2.63)           (.15)          --            (.15)
   March 31, 2007        38.30      (.78)          1.27              .49              --           --              --
   March 31, 2006        31.06      (.73)          7.97             7.24              --           --              --
LEISURE FUND A-CLASS
   MARCH 31, 2010        14.67       .17          11.29            11.46              --           --              --
   March 31, 2009        30.30      (.04)        (15.59)          (15.63)             --           --              --
   March 31, 2008        34.32      (.07)         (3.95)           (4.02)             --           --              --
   March 31, 2007        31.24      (.14)          3.22             3.08              --           --              --
   March 31, 2006        29.34      (.14)          2.04             1.90              --           --              --

                                                        RATIOS TO
                                                   AVERAGE NET ASSETS:
                                             ------------------------------
                      NET ASSET                                     NET                   NET ASSETS,
                        VALUE,      TOTAL                        INVESTMENT  PORTFOLIO      END OF
                        END OF   INVESTMENT    TOTAL      NET      INCOME     TURNOVER      PERIOD
YEAR ENDED              PERIOD    RETURN++   EXPENSES  EXPENSES    (LOSS)       RATE    (000'S OMITTED)
--------------------  ---------  ----------  --------  --------  ----------  ---------  ---------------
FINANCIAL SERVICES FUND A-CLASS
   MARCH 31, 2010+++   $ 72.38     70.74%      1.63%     1.63%      0.50%        447%        $1,408
   March 31, 2009+++     42.80    (54.92)%     1.62%     1.62%      1.97%        755%         2,683
   March 31, 2008+++     98.60    (27.32)%     1.59%     1.59%      1.42%        913%         1,367
   March 31, 2007+++    138.20      7.54%      1.61%     1.61%      0.74%        534%         1,107
   March 31, 2006+++    129.10     17.12%      1.65%     1.64%      1.18%        821%         4,295
FINANCIAL SERVICES FUND C-CLASS
   MARCH 31, 2010+++     68.79     69.44%      2.38%     2.38%     (0.40)%       447%         1,942
   March 31, 2009+++     41.01    (55.16)%     2.38%     2.38%      1.13%        755%         1,407
   March 31, 2008+++     95.10    (27.98)%     2.37%     2.37%      0.45%        913%         2,847
   March 31, 2007+++    134.60      6.73%      2.34%     2.34%      0.06%        534%         5,382
   March 31, 2006+++    126.70     16.21%      2.36%     2.34%      0.11%        821%         2,081
HEALTH CARE FUND A-CLASS
   MARCH 31, 2010        15.05     40.88%      1.62%     1.62%     (0.25)%       241%         6,204
   March 31, 2009        10.69    (21.86)%     1.63%     1.63%      0.15%        745%           997
   March 31, 2008        13.68     (6.75)%     1.61%     1.61%     (0.36)%       444%           730
   March 31, 2007        14.67      4.94%      1.60%     1.60%     (0.13)%       545%           818
   March 31, 2006        13.98     14.12%      1.62%     1.62%     (0.60)%       568%         2,239
HEALTH CARE FUND C-CLASS
   MARCH 31, 2010        14.39     39.81%      2.38%       --      (0.91)%       241%         8,393
   March 31, 2009        10.30    (22.44)%     2.38%       --      (0.65)%       745%         5,101
   March 31, 2008        13.28     (7.46)%     2.37%       --      (1.12)%       444%         5,677
   March 31, 2007        14.35      4.06%      2.34%       --      (0.73)%       545%         8,720
   March 31, 2006        13.79     13.13%      2.34%       --      (1.39)%       568%         7,114
INTERNET FUND A-CLASS
   MARCH 31, 2010        40.12     56.60%      1.63%       --      (1.44)%       443%         2,989
   March 31, 2009        25.62    (29.82)%     1.62%       --      (1.07)%       550%            91
   March 31, 2008        37.29     (6.16)%     1.63%       --      (0.44)%       870%           116
   March 31, 2007        39.87      2.05%      1.61%       --      (1.37)%       864%           139
   March 31, 2006        39.07     24.23%      1.63%       --      (1.36)%     1,371%           470
INTERNET FUND C-CLASS
   MARCH 31, 2010        38.17     55.42%      2.38%       --      (2.00)%       443%         1,057
   March 31, 2009        24.56    (30.28)%     2.38%       --      (1.95)%       550%           602
   March 31, 2008        36.01     (6.84)%     2.37%       --      (0.89)%##     870%         1,608
   March 31, 2007        38.79      1.28%      2.36%       --      (2.10)%       864%         1,017
   March 31, 2006        38.30     23.31%      2.35%       --      (2.09)%     1,371%         2,273
LEISURE FUND A-CLASS
   MARCH 31, 2010        26.13     78.12%      1.63%       --       0.74%        943%           489
   March 31, 2009        14.67    (51.58)%     1.63%       --      (0.16)%     1,529%            25
   March 31, 2008        30.30    (11.71)%     1.67%       --      (0.20)%       646%           206
   March 31, 2007        34.32      9.86%      1.60%       --      (0.41)%       675%         2,198
   March 31, 2006        31.24      6.48%      1.60%       --      (0.49)%       734%            68

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.



                                              NET REALIZED    NET INCREASE
                      NET ASSET      NET     AND UNREALIZED     (DECREASE)    DISTRIBUTIONS  DISTRIBUTIONS
                        VALUE,   INVESTMENT       GAINS        IN NET ASSET      FROM NET       FROM NET
                      BEGINNING    INCOME      (LOSSES) ON   VALUE RESULTING    INVESTMENT      REALIZED    RETURN OF      TOTAL
YEAR ENDED            OF PERIOD    (LOSS)+     INVESTMENTS   FROM OPERATIONS      INCOME         GAINS       CAPITAL   DISTRIBUTIONS
--------------------  ---------  ----------  --------------  ---------------  -------------  -------------  ---------  -------------
LEISURE FUND C-CLASS
   MARCH 31, 2010       $14.26    $ (.22)       $ 11.15          $ 10.93          $  --        $  --          $ --        $  --
   March 31, 2009        29.66      (.18)        (15.22)          (15.40)            --           --            --           --
   March 31, 2008        33.86      (.28)         (3.92)           (4.20)            --           --            --           --
   March 31, 2007        31.05      (.31)          3.12             2.81             --           --            --           --
   March 31, 2006        29.39      (.40)          2.06             1.66             --           --            --           --
PRECIOUS METALS FUND A-CLASS
   MARCH 31, 2010        45.64      (.59)         15.73            15.14             --         (.08)         (.07)        (.15)
   March 31, 2009        68.96      (.36)        (22.96)          (23.32)            --           --            --           --
   March 31, 2008        55.59      (.55)         13.92            13.37             --           --            --           --
   March 31, 2007        54.03      (.15)          1.71             1.56             --           --            --           --
   March 31, 2006        35.41      (.19)         18.81            18.62             --           --            --           --
PRECIOUS METALS FUND C-CLASS
   MARCH 31, 2010        42.92      (.97)         14.78            13.81             --         (.08)         (.07)        (.15)
   March 31, 2009        65.38      (.68)        (21.78)          (22.46)            --           --            --           --
   March 31, 2008        53.12      (.97)         13.23            12.26             --           --            --           --
   March 31, 2007        52.02      (.51)          1.61             1.10             --           --            --           --
   March 31, 2006        34.37      (.46)         18.11            17.65             --           --            --           --
RETAILING FUND A-CLASS
   MARCH 31, 2010         8.30      (.01)          4.02             4.01             --           --            --           --
   March 31, 2009        11.18      (.02)         (2.86)           (2.88)            --           --            --           --
   March 31, 2008        14.04      (.10)         (2.76)           (2.86)            --           --            --           --
   March 31, 2007        13.10      (.07)          1.01              .94             --           --            --           --
   March 31, 2006        12.01      (.11)          1.20             1.09             --           --            --           --
RETAILING FUND C-CLASS
   MARCH 31, 2010         7.92      (.10)          3.83             3.73             --           --            --           --
   March 31, 2009        10.76      (.07)         (2.77)           (2.84)            --           --            --           --
   March 31, 2008        13.62      (.17)         (2.69)           (2.86)            --           --            --           --
   March 31, 2007        12.80      (.15)           .97              .82             --           --            --           --
   March 31, 2006        11.80      (.20)          1.20             1.00             --           --            --           --
TECHNOLOGY FUND A-CLASS
   MARCH 31, 2010         7.37      (.08)          4.20             4.12             --           --            --           --
   March 31, 2009        11.32      (.04)         (3.91)           (3.95)            --           --            --           --
   March 31, 2008        12.09      (.11)          (.66)            (.77)            --           --            --           --
   March 31, 2007        11.95      (.14)           .28              .14             --           --            --           --
   March 31, 2006        10.07      (.13)          2.04             1.91           (.03)          --            --         (.03)
TECHNOLOGY FUND C-CLASS
   MARCH 31, 2010         7.14      (.14)          4.05             3.91             --           --            --           --
   March 31, 2009        11.04      (.12)         (3.78)           (3.90)            --           --            --           --
   March 31, 2008        11.87      (.21)          (.62)            (.83)            --           --            --           --
   March 31, 2007        11.81      (.22)           .28              .06             --           --            --           --
   March 31, 2006        10.01      (.21)          2.04             1.83           (.03)          --            --         (.03)

                                                   RATIOS TO
                                              AVERAGE NET ASSETS:
                                             --------------------
                      NET ASSET                           NET                    NET ASSETS,
                        VALUE,      TOTAL              INVESTMENT  PORTFOLIO      END OF
                        END OF   INVESTMENT    TOTAL     INCOME     TURNOVER      PERIOD
YEAR ENDED              PERIOD    RETURN++   EXPENSES    (LOSS)       RATE    (000'S OMITTED)
--------------------  ---------  ----------  --------  ----------  ---------  ---------------
LEISURE FUND C-CLASS
   MARCH 31, 2010       $25.19     76.65%      2.38%     (1.01)%       943%       $ 929
   March 31, 2009        14.26    (51.92)%     2.38%     (0.78)%     1,529%         123
   March 31, 2008        29.66    (12.40)%     2.40%     (0.81)%       646%         430
   March 31, 2007        33.86      9.05%      2.36%     (0.96)%       675%       3,091
   March 31, 2006        31.05      5.65%      2.32%     (1.40)%       734%         997
PRECIOUS METALS FUND A-CLASS
   MARCH 31, 2010        60.63     33.14%      1.52%     (1.04)%       383%       8,422
   March 31, 2009        45.64    (33.82)%     1.53%     (0.71)%       245%       8,484
   March 31, 2008        68.96     24.05%      1.52%     (0.84)%       203%      10,911
   March 31, 2007        55.59      2.89%      1.51%     (0.28)%       259%       4,778
   March 31, 2006        54.03     52.58%      1.52%     (0.43)%       277%       5,701
PRECIOUS METALS FUND C-CLASS
   MARCH 31, 2010        56.58     32.14%      2.28%     (1.81)%       383%      23,483
   March 31, 2009        42.92    (34.35)%     2.27%     (1.43)%       245%      20,452
   March 31, 2008        65.38     23.08%      2.27%     (1.60)%       203%      26,319
   March 31, 2007        53.12      2.11%      2.26%     (1.00)%       259%      23,486
   March 31, 2006        52.02     51.35%      2.25%     (1.20)%       277%      24,266
RETAILING FUND A-CLASS
   MARCH 31, 2010        12.31     48.31%      1.62%     (0.12)%     1,049%         395
   March 31, 2009         8.30    (25.76)%     1.63%     (0.17)%       461%          49
   March 31, 2008        11.18    (20.37)%     1.63%     (0.73)%     1,205%         101
   March 31, 2007        14.04      7.18%      1.57%     (0.54)%       952%         385
   March 31, 2006        13.10      9.08%      1.59%     (0.87)%     1,163%          46
RETAILING FUND C-CLASS
   MARCH 31, 2010        11.65     47.10%      2.38%     (1.08)%     1,049%       1,709
   March 31, 2009         7.92    (26.39)%     2.38%     (0.76)%       461%       1,008
   March 31, 2008        10.76    (21.00)%     2.37%     (1.36)%     1,205%       1,291
   March 31, 2007        13.62      6.41%      2.34%     (1.17)%       952%       2,650
   March 31, 2006        12.80      8.47%      2.34%     (1.65)%     1,163%       1,586
TECHNOLOGY FUND A-CLASS
   MARCH 31, 2010        11.49     55.90%      1.63%     (0.78)%       335%       3,936
   March 31, 2009         7.37    (34.89)%     1.63%     (0.41)%       564%       1,669
   March 31, 2008        11.32     (6.37)%     1.60%     (0.86)%       694%         546
   March 31, 2007        12.09      1.17%      1.61%     (1.18)%       684%         278
   March 31, 2006        11.95     19.00%      1.63%     (1.15)%       666%         633
TECHNOLOGY FUND C-CLASS
   MARCH 31, 2010        11.05     54.76%      2.38%     (1.49)%       335%       3,719
   March 31, 2009         7.14    (35.33)%     2.38%     (1.24)%       564%       1,335
   March 31, 2008        11.04     (6.99)%     2.35%     (1.67)%       694%       2,448
   March 31, 2007        11.87      0.51%      2.35%     (1.91)%       684%       1,538
   March 31, 2006        11.81     18.31%      2.35%     (1.88)%       666%       2,800

                                 PROSPECTUS 101

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.



                                              NET REALIZED    NET INCREASE
                      NET ASSET      NET     AND UNREALIZED     (DECREASE)    DISTRIBUTIONS  DISTRIBUTIONS
                        VALUE,   INVESTMENT       GAINS        IN NET ASSET      FROM NET       FROM NET
                      BEGINNING    INCOME      (LOSSES) ON   VALUE RESULTING    INVESTMENT      REALIZED        TOTAL
YEAR ENDED            OF PERIOD    (LOSS)+     INVESTMENTS   FROM OPERATIONS      INCOME         GAINS      DISTRIBUTIONS
--------------------  ---------  ----------  --------------  ---------------  -------------  -------------  -------------
TELECOMMUNICATIONS FUND A-CLASS
   MARCH 31, 2010       $ 9.83     $ .17         $ 3.41          $ 3.58          $ (.34)         $--           $ (.34)
   March 31, 2009        16.33       .27          (6.43)          (6.16)           (.34)          --             (.34)
   March 31, 2008        18.28       .03          (1.96)          (1.93)           (.02)          --             (.02)
   March 31, 2007        17.15       .05           1.19            1.24            (.11)          --             (.11)
   March 31, 2006        13.90      (.03)          3.68            3.65            (.40)          --             (.40)
TELECOMMUNICATIONS FUND C-CLASS
   MARCH 31, 2010         9.48       .10           3.26            3.36            (.34)          --             (.34)
   March 31, 2009        15.91       .13          (6.22)          (6.09)           (.34)          --             (.34)
   March 31, 2008        17.93      (.10)         (1.90)          (2.00)           (.02)          --             (.02)
   March 31, 2007        16.90      (.06)          1.20            1.14            (.11)          --             (.11)
   March 31, 2006        13.81       .01           3.48            3.49            (.40)          --             (.40)
TRANSPORTATION FUND A-CLASS
   MARCH 31, 2010        13.55      (.04)          9.00            8.96            (.14)          --             (.14)
   March 31, 2009        23.81       .08         (10.34)         (10.26)            (--)ss        --              (--)ss
   March 31, 2008        27.60        --ss        (3.79)          (3.79)             --           --               --
   March 31, 2007        26.87      (.19)           .92             .73              --           --               --
   March 31, 2006        21.34      (.17)          5.70            5.53              --           --               --
TRANSPORTATION FUND C-CLASS
   MARCH 31, 2010        13.40      (.24)          8.85            8.61            (.14)          --             (.14)
   March 31, 2009        23.70      (.16)        (10.14)         (10.30)            (--)ss        --              (--)ss
   March 31, 2008        27.68      (.20)         (3.78)          (3.98)             --           --               --
   March 31, 2007        27.14      (.40)           .94             .54              --           --               --
   March 31, 2006        21.71      (.35)          5.78            5.43              --           --               --
UTILITIES FUND A-CLASS
   MARCH 31, 2010        19.80       .65           4.54            5.19           (1.22)          --            (1.22)
   March 31, 2009        28.27       .54          (8.88)          (8.34)           (.13)          --             (.13)
   March 31, 2008        30.87       .42          (2.22)          (1.80)           (.80)          --             (.80)
   March 31, 2007        24.18       .43           6.62            7.05            (.36)          --             (.36)
   March 31, 2006        23.00       .44           1.18            1.62            (.44)          --             (.44)
UTILITIES FUND C-CLASS
   MARCH 31, 2010        18.71       .39           4.33            4.72           (1.22)          --            (1.22)
   March 31, 2009        26.93       .32          (8.41)          (8.09)           (.13)          --             (.13)
   March 31, 2008        29.66       .18          (2.11)          (1.93)           (.80)          --             (.80)
   March 31, 2007        23.42       .22           6.38            6.60            (.36)          --             (.36)
   March 31, 2006        22.47       .24           1.15            1.39            (.44)          --             (.44)

                                                   RATIOS TO
                                              AVERAGE NET ASSETS:
                                             --------------------
                      NET ASSET                           NET                    NET ASSETS,
                        VALUE,      TOTAL              INVESTMENT  PORTFOLIO      END OF
                        END OF   INVESTMENT    TOTAL     INCOME     TURNOVER      PERIOD
YEAR ENDED              PERIOD    RETURN++   EXPENSES    (LOSS)       RATE    (000'S OMITTED)
--------------------  ---------  ----------  --------  ----------  ---------  ---------------
TELECOMMUNICATIONS FUND A-CLASS
   MARCH 31, 2010       $13.07     36.57%      1.63%      1.45%        867%       $ 1,093
   March 31, 2009         9.83    (37.66)%     1.63%      2.15%        672%         1,317
   March 31, 2008        16.33    (10.57)%     1.61%      0.13%        528%           451
   March 31, 2007        18.28      7.27%      1.49%      0.28%        430%         2,126
   March 31, 2006        17.15     26.64%      1.88%     (0.18)%       820%         4,193
TELECOMMUNICATIONS FUND C-CLASS
   MARCH 31, 2010        12.50     35.59%      2.39%      0.86%        867%         1,141
   March 31, 2009         9.48    (38.21)%     2.42%      0.99%        672%         1,281
   March 31, 2008        15.91    (11.17)%     2.37%     (0.50)%       528%         2,846
   March 31, 2007        17.93      6.78%      2.33%     (0.35)%       430%         4,763
   March 31, 2006        16.90     25.65%      2.31%      0.09%        820%         2,827
TRANSPORTATION FUND A-CLASS
   MARCH 31, 2010        22.37     66.22%      1.62%     (0.22)%     1,073%         1,842
   March 31, 2009        13.55    (43.09)%     1.67%      0.43%        875%           561
   March 31, 2008        23.81    (13.73)%     1.62%      0.00%        952%           228
   March 31, 2007        27.60      2.72%      1.61%     (0.70)%       686%           483
   March 31, 2006        26.87     25.91%      1.66%     (0.71)%       669%         3,044
TRANSPORTATION FUND C-CLASS
   MARCH 31, 2010       $21.87     64.35%      2.38%     (1.31)%     1,073%         3,375
   March 31, 2009        13.40    (43.46)%     2.40%     (0.79)%       875%         2,186
   March 31, 2008        23.70    (14.38)%     2.38%     (0.73)%       952%           845
   March 31, 2007        27.68      1.99%      2.37%     (1.47)%       686%         4,894
   March 31, 2006        27.14     25.01%      2.38%     (1.43)%       669%         5,385
UTILITIES FUND A-CLASS
   MARCH 31, 2010        23.77     26.24%      1.64%      2.81%        758%         1,721
   March 31, 2009        19.80    (29.54)%     1.64%      2.15%        684%         1,489
   March 31, 2008        28.27     (6.07)%     1.63%      1.38%        375%         3,032
   March 31, 2007        30.87     29.28%      1.61%      1.52%        557%         4,756
   March 31, 2006        24.18      7.01%      1.60%      1.75%        728%           626
UTILITIES FUND C-CLASS
   MARCH 31, 2010        22.21     25.24%      2.39%      1.77%        758%         7,306
   March 31, 2009        18.71    (30.08)%     2.39%      1.31%        684%         4,127
   March 31, 2008        26.93     (6.77)%     2.38%      0.60%        375%         8,934
   March 31, 2007        29.66     28.30%      2.36%      0.82%        557%        11,013
   March 31, 2006        23.42      6.15%      2.34%      1.00%        728%         5,346

FINANCIAL HIGHLIGHTS (CONCLUDED)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                              NET
                                           REALIZED          NET
                                              AND          INCREASE
                   NET ASSET      NET     UNREALIZED      (DECREASE)    DISTRIBUTIONS  DISTRIBUTIONS
                     VALUE,   INVESTMENT     GAINS       IN NET ASSET     FROM NET       FROM NET
                   BEGINNING    INCOME    (LOSSES) ON  VALUE RESULTING   INVESTMENT      REALIZED         TOTAL
   YEAR ENDED      OF PERIOD    (LOSS)+   INVESTMENTS  FROM OPERATIONS     INCOME          GAINS      DISTRIBUTIONS
   ----------      ---------  ----------  -----------  ---------------  -------------  -------------  -------------
U.S. GOVERNMENT MONEY MARKET FUND A-CLASS
   MARCH 31, 2010    $1.00      $(--)ss       $--          $ (--)ss        $ (--)ss         $--          $ (--)ss
   March 31, 2009     1.00       .01           --            .01            (.01)            --           (.01)
   March 31, 2008     1.00       .03           --            .03            (.03)            --           (.03)
   March 31, 2007     1.00       .04           --            .04            (.04)            --           (.04)
   March 31, 2006     1.00       .03           --            .03            (.03)            --           (.03)
U.S. GOVERNMENT MONEY MARKET FUND C-CLASS
   MARCH 31, 2010     1.00       (--)ss        --            (--)ss          (--)ss          --            (--)ss
   March 31, 2009     1.00        --           --             --             (--)ss          --            (--)ss
   March 31, 2008     1.00       .03           --            .03            (.03)            --           (.03)
   March 31, 2007     1.00       .03           --            .03            (.03)            --           (.03)
   March 31, 2006     1.00       .02           --            .02            (.02)            --           (.02)

                                                     RATIOS TO
                                                AVERAGE NET ASSETS:
                                          ------------------------------             NET ASSETS,
                   NET ASSET                                      NET                  END OF
                     VALUE,      TOTAL                        INVESTMENT  PORTFOLIO    PERIOD
                     END OF   INVESTMENT    TOTAL      NET      INCOME     TURNOVER    (000'S
  YEAR ENDED         PERIOD    RETURN++   EXPENSES  EXPENSES    (LOSS)       RATE     OMITTED)
  ----------       ---------  ----------  --------  --------  ----------  ---------  -----------
U.S. GOVERNMENT MONEY MARKET FUND A-CLASS
   MARCH 31, 2010    $1.00       0.01%      1.18%     0.38%     (0.04)%       --     $ 30,640
   March 31, 2009     1.00       0.85%      1.20%     1.09%      0.74%        --       49,072
   March 31, 2008     1.00       3.51%      1.18%     1.18%      3.45%        --       21,174
   March 31, 2007     1.00       4.01%      1.17%     1.17%      3.97%        --       18,779
   March 31, 2006     1.00       2.51%      1.15%     1.15%      2.66%        --       14,324
U.S. GOVERNMENT MONEY MARKET FUND C-CLASS
   MARCH 31, 2010     1.00       0.01%      1.93%     0.39%     (0.05)%       --       76,598
   March 31, 2009     1.00       0.26%      1.95%     1.70%      0.24%        --      135,384
   March 31, 2008     1.00       2.74%      1.93%     1.93%      2.69%        --      121,436
   March 31, 2007     1.00       3.24%      1.92%     1.92%      3.20%        --      120,415
   March 31, 2006     1.00       1.76%      1.89%     1.89%      1.72%        --      131,045

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ TOTAL INVESTMENT RETURN DOES NOT REFLECT THE IMPACT OF ANY APPLICABLE SALES CHARGES AND HAS NOT BEEN ANNUALIZED.

+++  REVERSE SHARE SPLITS:

     BANKING FUND, FINANCIAL SERVICES FUND -- PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2006 THROUGH APRIL 19, 2009 HAVE BEEN RESTATED TO REFLECT A 1:10 REVERSE SHARE SPLIT EFFECTIVE APRIL 20, 2009; ELECTRONICS FUND -- PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2006 THROUGH APRIL 19, 2009 HAVE BEEN RESTATED TO REFLECT A 1:5 REVERSE SHARE SPLIT EFFECTIVE APRIL 20, 2009 -- SEE NOTE 8.

# NET INVESTMENT INCOME PER SHARE INCLUDES $0.88, $0.84, $0.83, AND $0.81 FOR INVESTOR CLASS, ADVISOR CLASS, A-CLASS, AND C-CLASS, RESPECTIVELY, RESULTING FROM A SPECIAL DIVIDEND FROM PALM, INC. ON OCTOBER 25, 2007.

## NET INVESTMENT INCOME TO AVERAGE ASSETS INCLUDES 1.91% FOR INVESTOR CLASS, ADVISOR CLASS, A-CLASS, AND C-CLASS, RESULTING FROM A SPECIAL DIVIDEND FROM PALM, INC. ON OCTOBER 25, 2007.

ss   Less than $.01 per share.

                                 PROSPECTUS 103


ADDITIONAL INFORMATION

ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED AUGUST 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING
800.820.0888 OR 301.296.5100, VISITING THE RYDEX|SGI WEB SITE AT WWW.RYDEX-SGI.COM, OR WRITING TO RYDEX|SGI SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX|SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

THIS PAGE INTENTIONALLY LEFT BLANK.

                                PROSPECTUS  105


THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

                                PROSPECTUS  107


THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

(RYDEX|SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
WWW.RYDEX-SGI.COM


RSSAC-1-0810x0811

                                                          RYDEX|SGI SERIES FUNDS


                                                 ADVISOR CLASS SHARES PROSPECTUS

                                                                  AUGUST 1, 2010


                                                                    SECTOR FUNDS
                                                            Banking Fund (RYKAX)
                                                    Basic Materials Fund (RYBAX)
                                                      Biotechnology Fund (RYOAX)
                                                  Consumer Products Fund (RYCAX)
                                                        Electronics Fund (RYSAX)
                                                             Energy Fund (RYEAX)
                                                    Energy Services Fund (RYVAX)
                                                 Financial Services Fund (RYFAX)
                                                        Health Care Fund (RYHAX)
                                                           Internet Fund (RYIAX)
                                                            Leisure Fund (RYLAX)
                                                    Precious Metals Fund (RYMPX)
                                                          Retailing Fund (RYRAX)
                                                         Technology Fund (RYTAX)
                                                 Telecommunications Fund (RYMAX)
                                                     Transportation Fund (RYPAX)
                                                          Utilities Fund (RYAUX)

                                                               MONEY MARKET FUND


                                       U.S. Government Money Market Fund (RYDXX)

                                   (GRAPHIC)

                                                                (RYDEX|SGI LOGO)
                                                  SECURITY GLOBAL INVESTORS (SM)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


FUND SUMMARIES

(INCLUDES FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, MANAGEMENT, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)

SECTOR FUNDS
   BANKING FUND ..........................................................     1
   BASIC MATERIALS FUND ..................................................     4
   BIOTECHNOLOGY FUND ....................................................     7
   CONSUMER PRODUCTS FUND ................................................    10
   ELECTRONICS FUND ......................................................    13
   ENERGY FUND ...........................................................    16
   ENERGY SERVICES FUND ..................................................    19
   FINANCIAL SERVICES FUND ...............................................    22
   HEALTH CARE FUND ......................................................    25
   INTERNET FUND .........................................................    28
   LEISURE FUND ..........................................................    31
   PRECIOUS METALS FUND ..................................................    34
   RETAILING FUND ........................................................    37
   TECHNOLOGY FUND .......................................................    40
   TELECOMMUNICATIONS FUND ...............................................    43
   TRANSPORTATION FUND ...................................................    46
   UTILITIES FUND ........................................................    49
MONEY MARKET FUND
   U.S. GOVERNMENT MONEY MARKET FUND .....................................    52
PURCHASE AND SALE OF FUND SHARES .........................................    55
TAX INFORMATION ..........................................................    55
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES ............    55
MORE INFORMATION ABOUT THE TRUST AND THE FUNDS ...........................    56
MANAGEMENT OF THE FUNDS ..................................................    63
SHAREHOLDER INFORMATION ..................................................    65
BUYING, SELLING AND EXCHANGING FUND SHARES ...............................    65
   BUYING FUND SHARES ....................................................    67
   SELLING FUND SHARES ...................................................    70
   EXCHANGING FUND SHARES ................................................    71
ACCOUNT POLICIES .........................................................    72
DISTRIBUTION AND SHAREHOLDER SERVICES ....................................    75
DIVIDENDS AND DISTRIBUTIONS ..............................................    75
ADDITIONAL TAX INFORMATION ...............................................    75
FINANCIAL HIGHLIGHTS .....................................................    77
ADDITIONAL INFORMATION ...................................................    80

                                  PROSPECTUS 1



BANKING FUND

INVESTMENT OBJECTIVE - The Banking Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").


FEES AND EXPENSES OF THE FUND -- This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                            0.85%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.78%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.88%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $191      $591     $1,016    $2,201

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 986% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Banking Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Banking Companies that have small to mid-sized capitalizations. Banking Companies are engaged in accepting deposits and making commercial and consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Banking Companies and U.S. government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the banking sector and therefore may be concentrated in an industry or group of industries within the banking sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BANKING SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the banking sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Banking Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S.
companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                  PROSPECTUS 3


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -0.67%.

                                   (BAR CHART)

2000    15.30%
2001    -2.77%
2002    -2.80%
2003    31.32%
2004    13.35%
2005    -3.88%
2006     9.76%
2007   -27.77%
2008   -40.93%
2009    -4.02%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 09/30/2000) 21.95%             (quarter ended 03/31/2009) -32.06%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


ADVISOR CLASS SHARES                                                Past 1 Year   Past 5 Years   Past 10 Years
--------------------                                                -----------   ------------   -------------
Return Before Taxes                                                    -4.02%        -15.45%        -3.49%
Return After Taxes on Distributions                                    -5.78%        -16.14%        -4.24%
Return After Taxes on Distributions and Sale of Fund Shares            -2.63%        -12.64%        -3.20%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%          0.42%        -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

BASIC MATERIALS FUND

INVESTMENT OBJECTIVE - The Basic Materials Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                            0.85%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.79%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.89%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $192      $594     $1,021    $2,212

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 455% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Basic Materials Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Basic Materials Companies that have small to mid-sized capitalizations. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production and transportation of metals, textiles, and wood products. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Basic Materials Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the basic materials sector and therefore may be concentrated in an industry or group of industries within the basic materials sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

                                  PROSPECTUS 5


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BASIC MATERIALS SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the basic materials sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -8.72%.

                                   (BAR CHART)

2000   -21.10%
2001   -0.99%
2002   -14.06%
2003    32.20%
2004    19.95%
2005    3.16%
2006    21.50%
2007    34.08%
2008   -45.89%
2009    56.02%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2000) 24.25%             (quarter ended 09/30/2008) -30.01%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


ADVISOR CLASS SHARES                                                Past 1 Year   Past 5 Years   Past 10 Years
--------------------                                                -----------   ------------   -------------
Return Before Taxes                                                    56.02%         7.25%           4.21%
Return After Taxes on Distributions                                    55.90%         6.95%           3.99%
Return After Taxes on Distributions and Sale of Fund Shares            36.41%         6.08%           3.51%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%         0.42%          -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

                                  PROSPECTUS 7



BIOTECHNOLOGY FUND

INVESTMENT OBJECTIVE - The Biotechnology Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                            0.85%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.79%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.89%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $192     $594      $1,021    $2,212

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 316% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Biotechnology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Biotechnology Companies that have small to mid-sized capitalizations. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Biotechnology Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the biotechnology sector and therefore may be concentrated in an industry or group of industries within the biotechnology sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BIOTECHNOLOGY SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the biotechnology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                  PROSPECTUS 9


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -7.83%.

                                   (BAR CHART)

2000    28.00%
2001   -17.29%
2002   -45.79%
2003    45.56%
2004     1.36%
2005    11.20%
2006    -3.57%
2007     5.25%
2008   -10.98%
2009    18.86%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2003) 26.74%             (quarter ended 06/30/2002) -33.60%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


ADVISOR CLASS SHARES                                                Past 1 Year   Past 5 Years   Past 10 Years
--------------------                                                -----------   ------------   -------------
Return Before Taxes                                                    18.86%         3.61%           0.12%
Return After Taxes on Distributions                                    18.86%         3.61%           0.12%
Return After Taxes on Distributions and Sale of Fund Shares            12.26%         3.10%           0.10%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%         0.42%          -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

CONSUMER PRODUCTS FUND

INVESTMENT OBJECTIVE - The Consumer Products Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                   N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                                            0.85%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.78%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.88%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $191      $591     $1,016    $2,201

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 200% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Consumer Products Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Consumer Products Companies that have small to mid-sized capitalizations. Consumer Products Companies include companies that manufacture wholesale or retail food, staple retail products and non-durable goods such as beverages, tobacco, household and personal care products. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Consumer Products Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the consumer products sector and therefore may be concentrated in an industry or group of industries within the consumer products sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which

                                  PROSPECTUS 11


have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund;s ability to achieve its investment objective.

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the consumer products sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Consumer Products Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S.
companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -0.39%.

                                   (BAR CHART)

2000   -13.44%
2001    -2.95%
2002    -4.03%
2003    21.15%
2004    12.67%
2005    -1.05%
2006    16.67%
2007    10.72%
2008   -23.43%
2009    18.80%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2003) 15.00%             (quarter ended 03/31/2000) -17.40%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


ADVISOR CLASS SHARES                                                Past 1 Year   Past 5 Years   Past 10 Years
--------------------                                                -----------   ------------   -------------
Return Before Taxes                                                    18.80%         3.06%           2.50%
Return After Taxes on Distributions                                    18.68%         2.80%           2.32%
Return After Taxes on Distributions and Sale of Fund Shares            12.22%         2.47%           2.05%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%         0.42%          -0.95%

MANAGEMENT

INVESTMENT ADVISOR -- Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

                                  PROSPECTUS 13



ELECTRONICS FUND

INVESTMENT OBJECTIVE - The Electronics Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                                            0.85%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.77%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.87%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $190      $588     $1,011    $2,190

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 592% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Electronics Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Electronics Companies that have small to mid-sized capitalizations. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Electronics Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the electronics sector and therefore may be concentrated in an industry or group of industries within the electronics sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S.
companies in the form of ADRs. The underlying securities of the ADRs in the Fund"s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ELECTRONICS SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the electronics sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies also may fluctuate widely in response to such events.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                  PROSPECTUS 15


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 TO JUNE 30, 2010 IS -12.41%

                                   (BAR CHART)

2000   -18.43%
2001   -29.65%
2002   -49.43%
2003    71.68%
2004   -21.24%
2005     4.08%
2006     5.79%
2007    -2.53%
2008   -50.17%
2009    70.09%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 03/31/2000) 43.28%             (quarter ended 09/30/2002) -38.77%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


ADVISOR CLASS SHARES                                                Past 1 Year   Past 5 Years   Past 10 Years
--------------------                                                -----------   ------------   -------------
Return Before Taxes                                                    70.09%         -1.88%         -9.79%
Return After Taxes on Distributions                                    70.09%         -1.88%         -9.81%
Return After Taxes on Distributions and Sale of Fund Shares            45.56%         -1.59%         -7.61%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)      26.46%          0.42%         -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

ENERGY FUND

INVESTMENT OBJECTIVE - The Energy Fund (the "Fund") seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").


FEES AND EXPENSES OF THE FUND -- This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                                            0.85%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.78%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.88%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $191      $591     $1,016    $2,201

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 228% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Energy Companies that have small to mid-sized capitalizations. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Energy Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the energy sector and therefore may be concentrated in an industry or group of industries within the energy sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

                                  PROSPECTUS 17


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S.
companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ENERGY SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies also may fluctuate widely in response to such events.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -13.40%.

                                   (BAR CHART)

2000    22.14%
2001   -13.63%
2002   -13.69%
2003    23.64%
2004    31.83%
2005    38.02%
2006    11.41%
2007    32.77%
2008   -45.81%
2009    38.28%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2008) 27.39%             (quarter ended 09/30/2008) -34.00%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


ADVISOR CLASS SHARES                                                Past 1 Year   Past 5 Years   Past 10 Years
--------------------                                                -----------   ------------   -------------
Return Before Taxes                                                    38.28%         8.87%           8.55%
Return After Taxes on Distributions                                    38.24%         8.44%           8.27%
Return After Taxes on Distributions and Sale of Fund Shares            24.88%         7.65%           7.51%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%         0.42%          -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

                                  PROSPECTUS 19



ENERGY SERVICES FUND

INVESTMENT OBJECTIVE - The Energy Services Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").


FEES AND EXPENSES OF THE FUND -- This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                            0.85%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.78%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.88%
                                                                           ====


EXAMPLE -- This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $191      $591     $1,016    $2,201

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 472% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Energy Services Companies that have small to mid-sized capitalizations. Energy Services Companies are engaged in one or more businesses in the energy services field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Energy Services Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the energy services sector and therefore may be concentrated in an industry or group of industries within the energy services sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S.
companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ENERGY SERVICES SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the energy services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies also may fluctuate widely in response to such events.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK -- The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as

                                  PROSPECTUS 21


an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -14.88%.

                                   (BAR CHART)

2000    40.40%
2001   -32.41%
2002   -10.83%
2003     8.43%
2004    34.01%
2005    47.78%
2006    10.60%
2007    36.71%
2008   -57.83%
2009    62.44%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 03/31/2000) 32.23%             (quarter ended 12/31/2008) -47.22%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


ADVISOR CLASS SHARES                                                Past 1 Year   Past 5 Years  Past 10 Years
--------------------                                                -----------   ------------   -------------
Return Before Taxes                                                    62.44%         8.89%          6.57%
Return After Taxes on Distributions                                    62.44%         8.89%          6.57%
Return After Taxes on Distributions and Sale of Fund Shares            40.58%         7.73%          5.79%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)      26.46%         0.42%         -0.95%

MANAGEMENT

INVESTMENT ADVISOR -- Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE - The Financial Services Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE
   OF YOUR INVESTMENT)
Management Fees                                                            0.85%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.78%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.88%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $191      $591     $1,016    $2,201

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 447% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Financial Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Financial Services Companies that have small to mid-sized capitalizations. Financial Service Companies include commercial banks, savings and loan associations, insurance companies, brokerage companies and real-estate investment trusts. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Financial Services Companies and U.S. government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the financial services sector and therefore may be concentrated in an industry or group of industries within the financial services sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which

                                  PROSPECTUS 23


have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the financial services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Financial Services Companies also may fluctuate widely in response to such events.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -4.44%.

                                   (BAR CHART)

2000    21.22%
2001   -13.35%
2002   -16.05%
2003    29.40%
2004    16.67%
2005     2.75%
2006    15.41%
2007   -19.26%
2008   -48.10%
2009    18.93%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2009) 25.88%             (quarter ended 12/31/2008) -31.93%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


ADVISOR CLASS SHARES                                                Past 1 Year   Past 5 Years   Past 10 Years
--------------------                                                -----------   ------------   -------------
Return Before Taxes                                                    18.93%         -9.99%         -2.37%
Return After Taxes on Distributions                                    18.52%        -10.49%         -2.73%
Return After Taxes on Distributions and Sale of Fund Shares            12.30%         -8.43%         -2.16%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%          0.42%         -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

                                  PROSPECTUS 25



HEALTH CARE FUND

INVESTMENT OBJECTIVE - The Health Care Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                            0.85%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.78%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.88%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $191      $591     $1,016    $2,201

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 241% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Health Care Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Health Care Companies that have small to mid-sized capitalizations. Health Care Companies include pharmaceutical companies, companies involved in the research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care related products or services. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Health Care Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the health care sector and therefore may be concentrated in an industry or group of industries within the health care sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


HEALTH CARE SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies also may fluctuate widely in response to such events.


INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

                                  PROSPECTUS 27



THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -6.26%.

                                   (BAR CHART)

2000    30.27%
2001   -12.94%
2002   -20.46%
2003    31.77%
2004     5.77%
2005    10.03%
2006     4.16%
2007     5.67%
2008   -25.12%
2009    24.51%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2000) 16.80%             (quarter ended 12/31/2008) -15.80%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


ADVISOR CLASS SHARES                                                Past 1 Year   Past 5 Years   Past 10 Years
--------------------                                                -----------   ------------   -------------
Return Before Taxes                                                    24.51%         2.46%           3.57%
Return After Taxes on Distributions                                    24.48%         2.46%           3.56%
Return After Taxes on Distributions and Sale of Fund Shares            15.93%         2.10%           3.10%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%         0.42%          -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

INTERNET FUND

INVESTMENT OBJECTIVE - The Internet Fund (the "Fund") seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                            0.85%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.78%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.88%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $191      $591     $1,016    $2,201

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 443% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Internet Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Internet Companies that have small to mid-sized capitalizations. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support that impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain broad representation of the various industries in the Internet sector. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Internet Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the Internet sector and therefore may be concentrated in an industry or group of industries within the Internet sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

                                  PROSPECTUS 29


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


INTERNET SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the Internet sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies also may fluctuate widely in response to such events.


INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -10.47%.

                                   (BAR CHART)

2001   -46.89%
2002   -43.85%
2003    63.33%
2004    12.33%
2005    -2.46%
2006     7.72%
2007    10.98%
2008   -45.07%
2009    64.60%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2001) 38.93%             (quarter ended 09/30/2001) -44.64%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                 Since Inception
ADVISOR CLASS SHARES                                                Past 1 Year   Past 5 Years      (4/6/2000)
--------------------                                                -----------   ------------   ---------------
Return Before Taxes                                                    64.60%         1.07%           -15.35%
Return After Taxes on Distributions                                    64.60%         0.89%           -15.43%
Return After Taxes on Distributions and Sale of Fund Shares            41.99%         0.79%           -11.14%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%         0.42%            -1.23%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

                                  PROSPECTUS 31



LEISURE FUND

INVESTMENT OBJECTIVE - The Leisure Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                            0.85%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.78%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.88%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $191      $591     $1,016    $2,201

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 943% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Leisure Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Leisure Companies that have small to mid-sized capitalizations. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, restaurants, casinos, radio and television broadcasting and advertising companies, motion picture production companies, entertainment software companies, toys and sporting goods manufacturers, musical recording companies, alcohol and tobacco companies, and publishing companies. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Leisure Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the leisure sector and therefore may be concentrated in an industry or group of industries within the leisure sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


LEISURE SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the leisure sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Leisure Companies also may fluctuate widely in response to such events.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

                                  PROSPECTUS 33



THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 0.70%.

                                   (BAR CHART)

2000   -23.02%
2001   -18.04%
2002   -15.46%
2003    33.88%
2004    22.60%
2005    -5.75%
2006    20.84%
2007    -1.44%
2008   -49.51%
2009    35.06%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2009) 24.36%             (quarter ended 09/30/2001) -36.02%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


ADVISOR CLASS SHARES                                                Past 1 Year   Past 5 Years   Past 10 Years
--------------------                                                -----------   ------------   -------------
Return Before Taxes                                                    35.06%        -5.20%          -3.92%
Return After Taxes on Distributions                                    35.06%        -5.20%          -3.92%
Return After Taxes on Distributions and Sale of Fund Shares            22.79%        -4.35%          -3.24%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%         0.42%          -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

PRECIOUS METALS FUND

INVESTMENT OBJECTIVE - The Precious Metals Fund (the "Fund") seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services ("Precious Metals Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                            0.75%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.77%
                                                                           -----
Total Annual Fund Operating Expenses                                       1.77%
                                                                           =====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $180      $557      $959     $2,084

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 383% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Precious Metals Companies that have small to mid-sized capitalizations. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies that provide services to Precious Metals Companies. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Precious Metals Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the precious metals sector and therefore may be concentrated in an industry or group of industries within the precious metals sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

                                 PROSPECTUS 35


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PRECIOUS METALS SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Precious Metals Companies also may fluctuate widely in response to such events.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund commenced operations on December 1, 1993. Advisor Class Shares of the Fund were offered beginning August 1, 2003. The performance shown prior to August 1, 2003 represents the performance of the Fund's Investor Class Shares adjusted to reflect Advisor Class Shares' higher expenses.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 1.89%.


                                  (BAR CHART)


2000    -22.15%
2001     18.09%
2002     47.48%
2003     41.62%
2004    -14.50%
2005     21.00%
2006     20.96%
2007     19.33%
2008    -37.97%
2009     50.88%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 09/30/2009) 22.86%             (quarter ended 09/30/2008) -33.93%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                Since Inception
ADVISOR CLASS SHARES                                               Past 1 Year   Past 5 Years      (8/1/2003)
--------------------                                               -----------   ------------   ---------------
Return Before Taxes                                                   50.88%         10.33%           11.02%
Return After Taxes on Distributions                                   50.76%         10.31%           11.01%
Return After Taxes on Distributions and Sale of Fund Shares           33.07%          9.00%            9.70%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     26.46%          0.42%            4.10%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

                                 PROSPECTUS 37


RETAILING FUND

INVESTMENT OBJECTIVE - The Retailing Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                            0.85%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.77%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.87%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $190      $588     $1,011    $2,190

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,049% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Retailing Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Retailing Companies that have small to mid-sized capitalizations. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Retailing Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the retailing sector and therefore may be concentrated in an industry or group of industries within the retailing sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

RETAILING SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the retailing sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of the Retailing Companies also may fluctuate widely in response to such events.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

                                 PROSPECTUS 39



THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -4.48%.

                                   (BAR CHART)

2000   -24.55%
2001     2.58%
2002   -23.79%
2003    33.54%
2004     8.98%
2005     4.21%
2006     8.88%
2007   -13.05%
2008   -34.02%
2009    41.21%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2001) 20.72%             (quarter ended 12/31/2008) -24.19%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


ADVISOR CLASS SHARES                                               Past 1 Year   Past 5 Years   Past 10 Years
--------------------                                               -----------   ------------   -------------
Return Before Taxes                                                   41.21%        -1.67%         -2.34%
Return After Taxes on Distributions                                   41.21%        -1.67%         -2.34%
Return After Taxes on Distributions and Sale of Fund Shares           26.79%        -1.41%         -1.96%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     26.46%         0.42%         -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

TECHNOLOGY FUND

INVESTMENT OBJECTIVE - The Technology Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                            0.85%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.77%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.87%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $190      $588     $1,011    $2,190

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 335% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Technology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Technology Companies that have small to mid-sized capitalizations. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics and communications sectors. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Technology Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the technology sector and therefore may be concentrated in an industry or group of industries within the technology sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

                                 PROSPECTUS 41


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TECHNOLOGY SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies also may fluctuate widely in response to such events.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -9.87%.

                                   (BAR CHART)

2000   -39.06%
2001   -29.45%
2002   -40.30%
2003    56.74%
2004    -0.36%
2005     2.01%
2006     5.89%
2007    11.55%
2008    -45.65%
2009     54.94%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2001) 32.55%             (quarter ended 09/30/2001) -36.36%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


ADVISOR CLASS SHARES                                                   Past 1 Year   Past 5 Years   Past 10 Years
--------------------                                                   -----------   ------------   --------------
Return Before Taxes                                                       54.94%        0.29%           -8.60%
Return After Taxes on Distributions                                       54.94%        0.27%           -8.61%
Return After Taxes on Distributions and Sale of Fund Shares               35.71%        0.24%           -6.78%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         26.46%        0.42%           -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

                                 PROSPECTUS 43



TELECOMMUNICATIONS FUND

INVESTMENT OBJECTIVE - The Telecommunications Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                            0.85%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.79%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.89%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $192      $594     $1,021    $2,212

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 867% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Telecommunications Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Telecommunications Companies that have small to mid-sized capitalizations. Telecommunications Companies include traditional and wireless telephone services or equipment providers, Internet equipment and service providers, and fiber-optics. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Telecommunications Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the telecommunications sector and therefore may be concentrated in an industry or group of industries within the telecommunications sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the telecommunications sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of the Telecommunications Companies also may fluctuate widely in response to such events.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

                                 PROSPECTUS 45



THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -9.38%.

                                   (BAR CHART)

2000   -39.74%
2001   -46.98%
2002   -43.13%
2003    31.36%
2004    12.74%
2005    -0.84%
2006    18.49%
2007     8.86%
2008   -45.43%
2009    28.45%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2002) 35.91%             (quarter ended 03/31/2001) -32.94%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



ADVISOR CLASS SHARES                                                Past 1 Year   Past 5 Years   Past 10 Years
--------------------                                                -----------   ------------   -------------
Return Before Taxes                                                    28.45%        -2.16%         -13.26%
Return After Taxes on Distributions                                    27.25%        -2.81%         -13.57%
Return After Taxes on Distributions and Sale of Fund Shares            18.48%        -2.20%          -9.96%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%         0.42%          -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

TRANSPORTATION FUND

INVESTMENT OBJECTIVE - The Transportation Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                            0.85%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.78%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.88%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $191      $591     $1,016    $2,201

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,073% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Transportation Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Transportation Companies that have small to mid-sized capitalizations. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers; parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Transportation Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the transportation sector and therefore may be concentrated in an industry or group of industries within the transportation sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which

                                  PROSPECTUS 47


have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

TRANSPORTATION SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the transportation sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies also may fluctuate widely in response to such events.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -1.43%.

                                   (BAR CHART)

2000    -1.84%
2001    -4.23%
2002   -13.40%
2003    18.49%
2004    21.50%
2005     7.21%
2006     6.81%
2007    -9.27%
2008   -25.48%
2009    14.90%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2001) 19.53%             (quarter ended 03/31/2009) -24.38%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


ADVISOR CLASS SHARES                                                Past 1 Year   Past 5 Years   Past 10 Years
--------------------                                                -----------   ------------   -------------
Return Before Taxes                                                    14.90%         -2.31%          0.42%
Return After Taxes on Distributions                                    14.62%         -2.36%          0.39%
Return After Taxes on Distributions and Sale of Fund Shares             9.68%         -1.98%          0.34%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%          0.42%         -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

                                 PROSPECTUS 49



UTILITIES FUND

INVESTMENT OBJECTIVE - The Utilities Fund (the "Fund") seeks to provide capital appreciation by investing in companies that operate public utilities ("Utilities Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                            0.85%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.78%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.88%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $191      $591     $1,016    $2,201

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 758% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Utilities Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Utilities Companies that have small to mid-sized capitalizations. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Utilities Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the utilities sector and therefore may be concentrated in an industry or group of industries within the utilities sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

UTILITIES SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the utilities sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies also may fluctuate widely in response to such events.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

                                 PROSPECTUS 51



THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -6.52%.

                                   (BAR CHART)

2001   -24.71%
2002   -32.84%
2003    24.62%
2004    16.03%
2005     9.69%
2006    19.76%
2007    12.62%
2008   -28.40%
2009    13.42%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2003) 20.24%             (quarter ended 09/30/2002) -23.25%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                 Since Inception
ADVISOR CLASS SHARES                                                Past 1 Year   Past 5 Years      (4/3/2000)
--------------------                                                -----------   ------------   ---------------
Return Before Taxes                                                    13.42%         3.74%           0.45%
Return After Taxes on Distributions                                    11.45%         2.93%          -0.54%
Return After Taxes on Distributions and Sale of Fund Shares             8.70%         2.75%          -0.23%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%         0.42%          -1.25%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

U.S. GOVERNMENT MONEY MARKET FUND FUND

INVESTMENT OBJECTIVE - The U.S. Government Money Market Fund (the "Fund") seeks to provide security of principal, high current income, and liquidity.


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                            0.50%
Distribution (12b-1) and/or Shareholder Service Fees                       0.25%
Other Expenses                                                             0.68%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.43%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $146      $452      $782     $1,713

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. government securities. The Fund may also invest in 2a-7 eligible securities, including, but not limited to Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (the World Bank), and high-quality commercial paper certificates of deposit, and short-term corporate bonds. The Fund operates under U.S. Securities and Exchange Commission rules, which impose certain liquidity, maturity and diversification requirements on all money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. government.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


CREDIT RISK - The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

                                 PROSPECTUS 53


INTEREST RATE RISK - The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.


STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE ADVISOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 0%.

                                   (BAR CHART)

2000   4.92%
2001   2.83%
2002   0.38%
2003   0.01%
2004   0.16%
2005   1.80%
2006   3.53%
2007   3.69%
2008   1.14%
2009   0.02%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2000) 1.32%                (quarter ended 09/30/2003) 0.00%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)


ADVISOR CLASS SHARES   Past 1 Year   Past 5 Years   Past 10 Years
--------------------   -----------   ------------   -------------
Return Before Taxes       0.02%         2.04%            1.84%

YIELD

Call 800.820.0888 for the Fund's current yield.

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

                                  PROSPECTUS 55


PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amounts for accounts held through a third party (e.g., a brokerage account) are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts


Accounts held DIRECTLY at Rydex|SGI are subject to a minimum account balance of $25,000 FOR NON-MANAGED ACCOUNTS (INCLUDING RETIREMENT ACCOUNTS) AND $15,000 FOR ACCOUNTS MANAGED BY FINANCIAL INTERMEDIARIES. Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary's minimum initial investment amount and account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Funds except for subsequent investments made via Automated Clearing House ("ACH"). Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at a Fund's next determined net asset value ("NAV") calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

In addition, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.rydex-sgi.com.


TAX INFORMATION

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER - DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Ask your sales person or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS


Rydex Series Funds (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds that are grouped into several categories according to each fund's investment strategy. This Prospectus describes the Advisor Class Shares of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds"), which are grouped into the following categories:


SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund

MONEY MARKET FUND - U.S. Government Money Market Fund

Advisor Class Shares of the Funds are sold principally to clients of professional money managers ("financial intermediaries") who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into agreement with the principal underwriter to offer Advisor Class Shares through a no-load network or platform, and to investors who take part in certain asset allocation investment programs.

INVESTMENT OBJECTIVES

The investment objective of each Fund (except for the U.S. Government Money Market Fund) is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's market sector in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

Each Sector Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.


SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices may not be available for many of the Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector using Global Industry Classification Standard (GICS) codes. The Advisor then employs a quantitative screen to ensure minimum capitalization and liquidity standards. The resulting portfolio is weighted to meet diversification standards and to generate returns respective of that sector. The Advisor monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representation of its sector.


INVESTMENT RISKS


The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.


ACTIVE TRADING RISK - A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

                                  PROSPECTUS 57


In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

CAPITALIZATION SECURITIES RISK - The Fund may have significant exposure to securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund's portfolio may underperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

CREDIT RISK - Credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.


DERIVATIVES RISK - The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a CFTC approved futures exchange or board of trade. Futures and options contracts are described in more detail below:


     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

     - The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

     - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.


INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates. Because the Fund primarily invests in money market instruments and other short-term securities that are based on short-term interest rates, which can fluctuate significantly over short periods, the risk of decline in the Fund's yield may be greater than funds that invest in longer term securities that lock in interest rates. For example, if the Fund invests in money market securities with maturities of less than one year and interest rates decline, then the yield of the Fund will also decline because when the money market securities mature, the returns are reinvested at lower interest rates.

INTEREST RATE RISK - The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund - a means of achieving an overall investment objective of principal safety - reduces the likelihood of price fluctuation.

                                  PROSPECTUS 59



INVESTMENT TECHNIQUE RISK - The Advisor does not use techniques or defensive strategies designed to protect the value of the Fund in response to adverse economic, political, or market conditions, such as periods of high market volatility or general market decline. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.

MARKET RISK - The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day.


NON-DIVERSIFICATION RISK - To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SECTOR CONCENTRATION RISK - The Sector Concentration Risk applicable to each Fund is as follows:


     BANKING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the banking sector that the Banking Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the banking sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the banking sector. For example, government regulation may limit both the amounts and types of loans and financial commitments banking companies can make, and the interest rates and fees they can charge and the amount of capital they must maintain, which may affect the profitability of banking companies. Credit losses resulting from financial difficulties of borrowers also can negatively affect the performance of Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

     BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Basic Materials Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the basic materials sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the basic materials sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. Dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

     BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Biotechnology Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the biotechnology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the biotechnology sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

     CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Consumer Products Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the consumer products sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the consumer products sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

     ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Electronics Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the electronics sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs, and may face competition from subsidized foreign competitors with lower production costs.

     ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector that the Energy Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

     ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Energy Services Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy services sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy services sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

     FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Financial Services Fund purchases will underperform the market as a whole. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

                                 PROSPECTUS 61



     HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Health Care Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the health care sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

     INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Internet Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the Internet sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Internet sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.

     LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Leisure Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the leisure sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the leisure sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

     PRECIOUS METALS SECTOR CONCENTRATION RISK - The risk that the relatively few securities of, or financial instruments tied to the performance of, issuers in the mining industry that the Precious Metals Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the previous metals industry, as well as to the volatility of global prices for precious metals. The prices of precious metals and securities of Precious Metals Companies may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

     RETAILING SECTOR - The risk that the securities of issuers in the retailing sector that the Retailing Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the retailing sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the retailing sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

     TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Technology Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the technology sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

     TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Telecommunications Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the telecommunications sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the telecommunications sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

     TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Transportation Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the transportation sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the transportation sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

     UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Utilities Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the utilities sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the utilities sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.


TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial Average(SM), may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

                                  PROSPECTUS 63


MANAGEMENT OF THE FUNDS


INVESTMENT ADVISOR


The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.


The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee for the fiscal year ended March 31, 2010 at an annualized rate based on the average daily net assets of each Fund, as set forth below:


FUND                              ADVISORY FEE
----                              ------------
BANKING .......................       0.85%
BASIC MATERIALS ...............       0.85%
BIOTECHNOLOGY .................       0.85%
CONSUMER PRODUCTS .............       0.85%
ELECTRONICS ...................       0.85%
ENERGY ........................       0.85%
ENERGY SERVICES ...............       0.85%
FINANCIAL SERVICES ............       0.85%
HEALTH CARE ...................       0.85%
INTERNET ......................       0.85%
LEISURE .......................       0.85%
PRECIOUS METALS ...............       0.75%
RETAILING .....................       0.85%
TECHNOLOGY ....................       0.85%
TELECOMMUNICATIONS ............       0.85%
TRANSPORTATION ................       0.85%
UTILITIES .....................       0.85%
U.S. GOVERNMENT MONEY MARKET ..       0.50%

The Advisor may reimburse expenses or waive fees of the U.S. Government Money Market Fund to the extent necessary to maintain the Fund's net yield at a certain level as determined by the Advisor. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.


A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the Funds' September 30, 2009 Semi-Annual Report to Shareholders, which covers the period April 1, 2009 to September 30, 2009.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investment professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.


MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of the Advisor - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with the Advisor since it was founded in 1993. Mr. Byrum was named the President of the Advisor in 2004 and has served as CIO of the Advisor since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R)Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Funds. Mr. Dellapa joined the Advisor in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R)1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became a Portfolio Manager. Prior to joining the Advisor, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

RYAN A. HARDER, CFA, Portfolio Manager - Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

                                 PROSPECTUS 65


SHAREHOLDER INFORMATION

CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

Each Fund calculates its NAV by:

     -    Taking the current market value of its total assets

     -    Subtracting any liabilities

     - Dividing that amount by the total number of shares owned by shareholders

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Funds will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI. For more information on these early closings, please call
800.820.0888 or visit the Rydex|SGI web site - www.rydex-sgi.com.


In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.


The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Funds' Board of Trustees.

More information about the valuation of the Funds' holdings and the amortized cost method can be found in the SAI.

BUYING, SELLING AND EXCHANGING FUND SHARES


Advisor Class Shares of the Funds are sold principally to clients of professional money managers ("financial intermediaries") who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into agreement with the principal underwriter to offer Advisor Class Shares through a no-load network or platform, and to investors who take part in certain asset allocation investment programs.


OPENING YOUR ACCOUNT

You will need to open a Rydex|SGI shareholder account to make share transactions
- buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex|SGI Client Services at 800.820.0888 or
301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.


To open an Individual Retirement Account ("IRA") with Rydex|SGI directly, you must transfer an existing IRA (or multiple IRAs) in order to meet the minimum investment amount requirements.


The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex|SGI to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.


If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex|SGI.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     - You must provide a street address (Rydex|SGI does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - If you open an account directly with Rydex|SGI you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.


TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early - or as otherwise permitted by the U.S. Securities and Exchange Commission - the Funds reserve the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and Rydex will post advance notice of early closings at www.rydex-sgi.com.

Notwithstanding the foregoing, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.rydex-sgi.com.


TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Funds' transfer agent, distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.


METHOD                                        FUND                                   CUT-OFF TIME
------                      ---------------------------------------   ------------------------------------------
By Mail                     All Funds                                 4:00 P.M., Eastern Time or earlier close

By Phone                    Sector Funds                              3:30 P.M., Eastern Time

                            U.S. Government Money Market Fund*        1:00 P.M., Eastern Time

By Internet                 Sector Funds                              3:45 P.M., Eastern Time

                            U.S. Government Money Market Fund*        1:00 P.M., Eastern Time

By Financial Intermediary   All Funds                                 4:00 P.M., Eastern Time or earlier close**


* TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND FOR THE U.S. GOVERNMENT MONEY MARKET FUND, THE FUND MUST RECEIVE YOUR WIRE PURCHASE ORDER BY 1:00 P.M., EASTERN TIME. ALL REDEMPTION ORDERS RECEIVED PRIOR TO 1:00 P.M., EASTERN TIME WILL NOT RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND. ALL REDEMPTION ORDERS RECEIVED AFTER 1:00 P.M., EASTERN TIME ARE ENTITLED TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND.

** EACH FINANCIAL INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE EARLIER CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

                                  PROSPECTUS 67


EARLY TRANSACTION CUT-OFF TIMES

On any day that the Funds calculate NAV earlier than normal, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

BUYING FUND SHARES

Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.

Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:

                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES

                           Complete the account application that corresponds    Complete the Rydex|SGI investment slip included
                           to the type of account you are opening.              with your quarterly statement or send written
                                                                                purchase instructions that include:
                           -    MAKE SURE TO DESIGNATE THE RYDEX|SGI FUND(S)
                                YOU WANT TO PURCHASE.                           -    YOUR NAME

                           -    MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT     -    YOUR SHAREHOLDER ACCOUNT NUMBER
                                MINIMUM.
                                                                                -    THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE.
BY MAIL
                                                              Make your check payable to RYDEX|SGI.
IRA AND OTHER RETIREMENT                   Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
ACCOUNTS REQUIRE
ADDITIONAL PAPERWORK.                  Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.
                                              IF YOU DO NOT SPECIFY WHICH RYDEX|SGI FUND(S) YOU WANT TO PURCHASE,
CALL RYDEX|SGI CLIENT                   YOUR INVESTMENT WILL BE CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND.
SERVICES TO REQUEST A
RETIREMENT ACCOUNT                                                                   Mail your written purchase instructions
INVESTOR APPLICATION KIT.          Mail your application and check to:                            and check to:

                                                                     MAILING ADDRESSES:

                                            STANDARD DELIVERY                                   OVERNIGHT DELIVERY

                                                Rydex|SGI                                           Rydex|SGI
                                             Attn: Ops. Dept.                                    Attn: Ops. Dept.
                                             P.O. Box 758567                                    200 SW 6th Street
                                          Topeka, KS 66675-8567                               Topeka, KS 66603-3704

                                PROSPECTUS 69


                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES

                           Submit new account paperwork, and then call          Be sure to designate in your wire instructions the
                           Rydex to obtain your account number.                 Rydex|SGI Fund(s) you want to purchase.

                           -    MAKE SURE TO DESIGNATE THE RYDEX|SGI FUND(S)
                                YOU WANT TO PURCHASE.

                           -    MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT
                                MINIMUM.

                           To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU SHOULD CALL
                           RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME
                           FOR THE RYDEX|SGI FUND(S) YOU ARE PURCHASING:
BY WIRE
                           -    Account Number
RYDEX|SGI CLIENT
SERVICES PHONE NUMBER:     -    Fund Name
800.820.0888
OR                         -    Amount of Wire
301.296.5406
                           -    Fed Wire Reference Number (upon request)

                           You will receive a confirmation number to verify that your purchase order has been accepted.

                           IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER MAY NOT BE
                           PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                           WIRE INSTRUCTIONS:

                           U.S. Bank
                           Cincinnati, OH
                           Routing Number: 0420-00013
                           For Account of: Rydex|SGI
                           Account Number: 48038-9030
                           [Your Name]
                           [Your shareholder account number]

                           IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT MAY BE CREDITED TO
                           THE U.S. GOVERNMENT MONEY MARKET FUND.

                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES

                           Submit new account paperwork, and then call          SUBSEQUENT PURCHASES MADE VIA ACH MUST BE A
                           Rydex|SGI to obtain your account number. Be sure     MINIMUM OF $20. To make a subsequent purchase send
                           to complete the "Electronic Investing via ("ACH")"   written purchase instructions that include:
BY ACH (FAX)               section. Then, fax it to Rydex|SGI (ONLY
                           Individual, Joint and UGMA/UTMA accounts may be      -    YOUR NAME
RYDEX|SGI FAX NUMBER:      opened by fax).
301.296.5103                                                                    -    YOUR SHAREHOLDER ACCOUNT NUMBER
                           -    MAKE SURE TO INCLUDE A LETTER OF INSTRUCTION
                                REQUESTING THAT WE PROCESS YOUR PURCHASE BY     -    THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE
                                ACH.
                                                                                -    ACH BANK INFORMATION (IF NOT ON RECORD)
                           -    MAKE SURE TO DESIGNATE THE RYDEX|SGI FUND(S)
                                YOU WANT TO PURCHASE.

                           -    MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT
                                MINIMUM.

BY ACH                                       Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com
(INTERNET)



CANCELLED PURCHASE ORDERS

Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

     -    if your bank does not honor your check for any reason

     -    if the transfer agent (Rydex|SGI) does not receive your wire transfer

     -    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

     -    if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by:

                                            STANDARD DELIVERY                                  OVERNIGHT DELIVERY

MAIL                                            Rydex|SGI                                           Rydex|SGI
                                             Attn: Ops. Dept.                                   Attn: Ops. Dept.
                                             P.O. Box 758567                                    200 SW 6th Street
                                          Topeka, KS 66675-8567                               Topeka, KS 66603-3704

                           301.296.5103

FAX                        If you send your redemption order by fax, you must call Rydex|SGI Client Services at 800.820.0888 or
                           301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE                  800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

                                 PROSPECTUS 71


DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.

All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

     SIGNATURE GUARANTEES

     Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.

REDEEMING SHARES BY DRAFT WRITING


If you hold shares directly, you may redeem shares from the U.S. Government Money Market Fund by writing drafts for $100 or more on your existing account. The drafts may be made payable to any person or entity and your account will continue to earn dividends until the draft clears. Drafts may not be used for electronic funds transfers (i.e., electronic bill payments or ACH). If your balance in the U.S. Government Money Market Fund is insufficient to cover the amount of your draft, the transfer agent will automatically exchange sufficient funds from your Rydex|SGI Fund with the highest account balance to cover the draft.

You can obtain a draft writing application by calling 800.820.0888. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a draft to close your account. There is no fee for the draft writing privilege, but if payment on a draft is stopped upon your request, or if the draft cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your draft for payment. Rydex|SGI may also charge a $25 fee for a draft that cannot be honored due to insufficient funds. The Funds may suspend the draft writing privilege at any time.


LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum account balance. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES


Unlike most mutual funds, the Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of Advisor Class Shares of any Rydex Series Fund for Advisor Class Shares (or H-Class Shares, if applicable) of any other Rydex Series Fund or Rydex Dynamic Fund on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex|SGI Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business

Day's NAV. See "Exchanges with Other Rydex Series Funds and Rydex Dynamic Funds" for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send exchange requests to Rydex|SGI by:

                    STANDARD DELIVERY                  OVERNIGHT DELIVERY
            ---------------------------------   --------------------------------
   MAIL                 Rydex|SGI                           Rydex|SGI
                     Attn: Ops. Dept.                   Attn: Ops. Dept.
                     P.O. Box 758567                    200 SW 6th Street
                  Topeka, KS 66675-8567               Topeka, KS 66603-3704

   FAX      301.296.5101
            If you send your exchange request by fax, you must call Rydex|SGI
            Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406

 INTERNET   Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

EXCHANGES WITH OTHER RYDEX SERIES FUNDS AND RYDEX DYNAMIC FUNDS

On any Business Day, investors may make exchanges of Advisor Class Shares of the Funds for Advisor Class Shares (or H-Class Shares, if applicable), of any Rydex Series Fund or Rydex Dynamic Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS AND ALL OF THE RYDEX DYNAMIC FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN OF THE RYDEX SERIES FUNDS DO NOT ALLOW UNLIMITED TRADING. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX|SGI FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX|SGI FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while they

                                  PROSPECTUS 73


are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any nonresident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE - 1(800) 717-7776

You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.

SERVICE AND OTHER FEES

Rydex|SGI may charge the following administrative fees on accounts held directly through the Funds' transfer agent for services associated with the following:


     -    $15 for wire transfers of redemption proceeds under $5,000


     -    $50 on purchase checks returned for insufficient funds

     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     - $15 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or ACH transactions

     -    $15 per year for low balance accounts

     - Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), and Rydex|SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex|SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account. If you liquidate your account during the year any unpaid annual maintenance fee will be deducted at that time.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, and 403(b). This fee will be deducted from the proceeds of your redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.

RIGHTS RESERVED BY THE FUND

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

                                  PROSPECTUS 75


DISTRIBUTION AND SHAREHOLDER SERVICES


The Funds have adopted a Distribution Plan and Shareholder Services Plan with respect to Advisor Class Shares that allows each Fund to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/or shareholder services ("Service Providers"). Each Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets of Advisor Class Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of Advisor Class Shares. The Distributor will, in turn, pay the Service Provider for the services it provides. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.


COMPENSATION TO DEALERS


The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.


DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS


Income dividends, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund, which declares dividends daily and pays them monthly or upon redemption. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.


DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.


TAX STATUS OF THE FUNDS

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as each Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.


     - The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income and subject to certain limitations. The U.S. Government Money Market Fund expects to make distributions that will not be treated as qualified dividend income.


     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.


     - Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.

     - The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.


     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.


     - Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds. In addition, the Funds may be able to pass along a tax credit for foreign income taxes that they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.


TAX STATUS OF SHARE TRANSACTIONS


EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Dynamic or Rydex Series Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.


STATE TAX CONSIDERATIONS


The Funds are not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of operations of that Fund's Advisor Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the fiscal years ended March 31, 2010, 2009, 2008 and 2007 has been audited by Ernst & Young LLP, an independent registered public accounting firm,whose reports, along with the financial statements and related notes, appear in the Funds' 2010 Annual Reports. The information for the year ended March 31, 2006 was audited by a predecessor independent registered public accounting firm. The 2010 Annual Reports are available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2010 Annual Reports are incorporated by reference in the SAI.

                                  PROSPECTUS 77


FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                           NET REALIZED     NET INCREASE
                   NET ASSET      NET     AND UNREALIZED     (DECREASE)    DISTRIBUTIONS  DISTRIBUTIONS
                     VALUE,   INVESTMENT       GAINS        IN NET ASSET      FROM NET       FROM NET
                   BEGINNING    INCOME      (LOSSES) ON   VALUE RESULTING    INVESTMENT      REALIZED        TOTAL
YEAR ENDED         OF PERIOD    (LOSS)+     INVESTMENTS   FROM OPERATIONS      INCOME         GAINS      DISTRIBUTIONS
----------         ---------  ----------  --------------  ---------------  -------------  -------------  -------------
BANKING FUND ADVISOR CLASS
MARCH 31, 2010+++   $ 30.36     $ .06        $ 18.59          $ 18.65         $(2.22)         $  --         $ (2.22)
March 31, 2009+++     70.70      1.20         (40.24)          (39.04)         (1.30)            --           (1.30)
March 31, 2008+++    103.90      2.00         (34.20)          (32.20)         (1.00)            --           (1.00)
March 31, 2007+++    103.00      1.10            .60             1.70           (.80)            --            (.80)
March 31, 2006+++     97.20      1.20           6.20             7.40          (1.60)            --           (1.60)
BASIC MATERIALS FUND ADVISOR CLASS
MARCH 31, 2010        26.06       .03          16.20            16.23           (.09)            --            (.09)
March 31, 2009        48.27       .05         (21.77)          (21.72)          (.49)            --            (.49)
March 31, 2008        40.61      (.11)          7.86             7.75           (.09)            --            (.09)
March 31, 2007        34.03       .26           6.62             6.88           (.30)            --            (.30)
March 31, 2006        29.78       .16           4.28             4.44           (.19)            --            (.19)
BIOTECHNOLOGY FUND ADVISOR CLASS
MARCH 31, 2010        18.27     (.30)           7.69             7.39             --             --              --
March 31, 2009        20.39     (.29)          (1.83)           (2.12)            --             --              --
March 31, 2008        20.20     (.31)            .50              .19             --             --              --
March 31, 2007        22.44     (.37)          (1.87)           (2.24)            --             --              --
March 31, 2006        16.91     (.36)           5.89             5.53             --             --              --
CONSUMER PRODUCTS FUND ADVISOR CLASS
MARCH 31, 2010        25.09      .35           10.43            10.78           (.10)            --            (.10)
March 31, 2009        34.78      .34           (9.82)           (9.48)          (.21)            --            (.21)
March 31, 2008        34.68      .15             .31              .46           (.36)            --            (.36)
March 31, 2007        29.96      .20            4.58             4.78           (.06)            --            (.06)
March 31, 2006        29.66      .03             .69              .72           (.42)            --            (.42)
ELECTRONICS FUND ADVISOR CLASS
MARCH 31, 2010+++     31.01     (.16)          18.41            18.25             --             --              --
March 31, 2009+++     47.80     (.10)         (16.69)          (16.79)            --             --              --
March 31, 2008+++     59.40     (.60)         (11.00)          (11.60)            --             --              --
March 31, 2007+++     64.90     (.75)          (4.75)           (5.50)            --             --              --
March 31, 2006+++     49.75     (.80)          15.95            15.15             --             --              --
ENERGY FUND ADVISOR CLASS
MARCH 31, 2010        13.28      (--)ss         6.46             6.46           (.02)            --            (.02)
March 31, 2009        26.07     (.04)         (12.02)          (12.06)            --           (.73)           (.73)
March 31, 2008        22.29     (.15)           4.66             4.51             --           (.73)           (.73)
March 31, 2007        20.96     (.12)           1.86             1.74             --           (.41)           (.41)
March 31, 2006        16.65     (.07)           4.86             4.79           (.03)          (.45)           (.48)
ENERGY SERVICES FUND ADVISOR CLASS
MARCH 31, 2010        23.83     (.26)          16.93            16.67             --             --              --
March 31, 2009        55.45     (.43)         (31.19)          (31.62)            --             --              --
March 31, 2008        45.58     (.69)          10.56             9.87             --             --              --
March 31, 2007        43.46     (.58)           2.70             2.12             --             --              --
March 31, 2006        29.21     (.47)          14.72            14.25             --             --              --

                                                     RATIOS TO
                                                AVERAGE NET ASSETS:
                                          ------------------------------
                   NET ASSET                                      NET                  NET ASSETS,
                     VALUE,      TOTAL                        INVESTMENT  PORTFOLIO      END OF
                     END OF   INVESTMENT    TOTAL      NET      INCOME     TURNOVER      PERIOD
YEAR ENDED           PERIOD    RETURN++   EXPENSES  EXPENSES    (LOSS)       RATE    (000'S OMITTED)
----------         ---------  ----------  --------  --------  ----------  ---------  ---------------
BANKING FUND ADVISOR CLASS
MARCH 31, 2010+++   $ 46.79     62.66%      1.88%       --       0.17%        986%       $ 1,291
March 31, 2009+++     30.36    (55.70)%     1.88%       --       2.42%      1,055%         2,509
March 31, 2008+++     70.70    (31.14)%     1.85%       --       2.32%      1,417%         1,449
March 31, 2007+++    103.90      1.58%      1.88%       --       1.08%        954%         1,836
March 31, 2006+++    103.00      7.66%      1.84%       --       1.20%      1,834%         1,537
BASIC MATERIALS FUND ADVISOR CLASS
MARCH 31, 2010        42.20     62.30%      1.89%       --       0.07%        455%         8,799
March 31, 2009        26.06    (44.83)%     1.88%       --       0.13%        288%         4,705
March 31, 2008        48.27     19.08%      1.87%       --      (0.25)%       225%        11,899
March 31, 2007        40.61     20.30%      1.87%       --       0.72%        442%        15,974
March 31, 2006        34.03     14.98%      1.85%       --       0.55%        826%         7,619
BIOTECHNOLOGY FUND ADVISOR CLASS
MARCH 31, 2010        25.66     40.45%      1.89%       --      (1.38)%       316%         9,144
March 31, 2009        18.27    (10.40)%     1.88%       --      (1.40)%       370%         6,675
March 31, 2008        20.39      0.94%      1.89%       --      (1.42)%       193%         4,220
March 31, 2007        20.20     (9.98)%     1.87%       --      (1.75)%       269%         5,295
March 31, 2006        22.44     32.70%      1.86%       --      (1.76)%       338%        26,240
CONSUMER PRODUCTS FUND ADVISOR CLASS
MARCH 31, 2010        35.77     42.99%      1.88%       --       1.17%        200%         5,824
March 31, 2009        25.09    (27.29)%     1.87%       --       1.18%        445%        11,113
March 31, 2008        34.78      1.25%      1.87%       --       0.42%        449%         5,384
March 31, 2007        34.68     15.97%      1.86%       --       0.64%        455%         5,754
March 31, 2006        29.96      2.44%      1.82%       --       0.08%        813%         6,487
ELECTRONICS FUND ADVISOR CLASS
MARCH 31, 2010+++     49.26     58.85%      1.87%       --      (0.39)%       592%         1,634
March 31, 2009+++     31.01    (35.15)%     1.86%       --      (0.29)%       408%         3,152
March 31, 2008+++     47.80    (19.53)%     1.88%       --      (0.98)%       784%           566
March 31, 2007+++     59.40     (8.47)%     1.87%       --      (1.20)%       759%         1,511
March 31, 2006+++     64.90     30.45%      1.84%       --      (1.39)%       911%        14,089
ENERGY FUND ADVISOR CLASS
MARCH 31, 2010        19.72     48.62%      1.88%     1.88%     (0.02)%       228%         6,489
March 31, 2009        13.28    (46.29)%     1.88%     1.88%     (0.16)%       310%         4,679
March 31, 2008        26.07     20.31%      1.86%     1.86%     (0.58)%       188%        17,713
March 31, 2007        22.29      8.31%      1.86%     1.86%     (0.54)%       283%        14,613
March 31, 2006        20.96     28.93%      1.85%     1.84%     (0.38)%       415%        18,162
ENERGY SERVICES FUND ADVISOR CLASS
MARCH 31, 2010        40.50     69.95%      1.88%     1.88%     (0.70)%       472%         6,631
March 31, 2009        23.83    (57.02)%     1.88%     1.88%     (0.92)%       207%         7,058
March 31, 2008        55.45     21.65%      1.87%     1.87%     (1.28)%       193%        15,929
March 31, 2007        45.58      4.88%      1.86%     1.86%     (1.35)%       196%        18,237
March 31, 2006        43.46     48.78%      1.85%     1.85%     (1.33)%       324%        44,033

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                           NET REALIZED     NET INCREASE
                   NET ASSET      NET     AND UNREALIZED     (DECREASE)    DISTRIBUTIONS  DISTRIBUTIONS
                     VALUE,   INVESTMENT       GAINS        IN NET ASSET      FROM NET       FROM NET     RETURN
                   BEGINNING    INCOME      (LOSSES) ON   VALUE RESULTING    INVESTMENT      REALIZED       OF        TOTAL
YEAR ENDED         OF PERIOD    (LOSS)+     INVESTMENTS   FROM OPERATIONS      INCOME         GAINS      CAPITAL  DISTRIBUTIONS
----------         ---------  ----------  --------------  ---------------  -------------  -------------  -------  -------------
FINANCIAL SERVICES FUND ADVISOR CLASS
MARCH 31, 2010+++   $ 42.28    $  .12        $ 29.51          $ 29.63         $ (.62)          $ --       $  --      $ (.62)
March 31, 2009+++     97.80      1.30         (54.92)          (53.62)         (1.90)            --          --       (1.90)
March 31, 2008+++    137.60       .90         (38.50)          (37.60)         (2.20)            --          --       (2.20)
March 31, 2007+++    128.80       .70           8.74             9.44           (.64)            --          --        (.64)
March 31, 2006+++    111.30      1.00          17.70            18.70          (1.20)            --          --       (1.20)
HEALTH CARE FUND ADVISOR CLASS
MARCH 31, 2010        10.58      (.04)          4.32             4.28           (.01)            --          --        (.01)
March 31, 2009        13.57       .01          (3.00)           (2.99)            --             --          --          --
March 31, 2008        14.59      (.09)          (.93)           (1.02)            --             --          --          --
March 31, 2007        13.94      (.05)           .70              .65             --             --          --          --
March 31, 2006        12.25      (.12)          1.81             1.69             --             --          --          --
INTERNET FUND ADVISOR CLASS
MARCH 31, 2010        25.32      (.58)         14.83            14.25             --             --          --          --
March 31, 2009        36.95      (.41)        (10.77)          (11.18)          (.45)            --          --        (.45)
March 31, 2008        39.61      (.09)#        (2.42)           (2.51)          (.15)            --          --        (.15)
March 31, 2007        38.94      (.63)          1.30              .67             --             --          --          --
March 31, 2006        31.41      (.55)          8.08             7.53             --             --          --          --
LEISURE FUND ADVISOR CLASS
MARCH 31, 2010        14.53      (.11)         11.39            11.28             --             --          --          --
March 31, 2009        30.06      (.03)        (15.50)          (15.53)            --             --          --          --
March 31, 2008        34.14      (.07)         (4.01)           (4.08)            --             --          --          --
March 31, 2007        31.15      (.10)          3.09             2.99             --             --          --          --
March 31, 2006        29.34      (.32)          2.13             1.81             --             --          --          --
PRECIOUS METALS FUND ADVISOR CLASS
MARCH 31, 2010        45.12      (.79)         15.61            14.82             --           (.08)       (.07)       (.15)
March 31, 2009        68.36      (.50)        (22.74)          (23.24)            --             --          --          --
March 31, 2008        55.24      (.69)         13.81            13.12             --             --          --          --
March 31, 2007        53.83      (.27)          1.68             1.41             --             --          --          --
March 31, 2006        35.37      (.28)         18.74            18.46             --             --          --          --
RETAILING FUND ADVISOR CLASS
MARCH 31, 2010         8.20      (.06)          4.00             3.94             --             --          --          --
March 31, 2009        11.10      (.02)         (2.88)           (2.90)            --             --          --          --
March 31, 2008        13.97      (.12)         (2.75)           (2.87)            --             --          --          --
March 31, 2007        13.07      (.10)          1.00              .90             --             --          --          --
March 31, 2006        11.99      (.15)          1.23             1.08             --             --          --          --
TECHNOLOGY FUND ADVISOR CLASS
MARCH 31, 2010         7.32      (.11)          4.18             4.07             --             --          --          --
March 31, 2009        11.27      (.05)         (3.90)           (3.95)            --             --          --          --
March 31, 2008        12.05      (.15)          (.63)            (.78)            --             --          --          --
March 31, 2007        11.94      (.16)           .27              .11             --             --          --          --
March 31, 2006        10.06      (.14)          2.05             1.91           (.03)            --          --        (.03)

                                                     RATIOS TO
                                                AVERAGE NET ASSETS:
                                          ------------------------------
                   NET ASSET                                      NET                  NET ASSETS,
                     VALUE,      TOTAL                        INVESTMENT  PORTFOLIO      END OF
                     END OF   INVESTMENT    TOTAL      NET      INCOME     TURNOVER      PERIOD
YEAR ENDED           PERIOD    RETURN++   EXPENSES  EXPENSES    (LOSS)       RATE    (000'S OMITTED)
----------         ---------  ----------  --------  --------  ----------  ---------  ---------------
FINANCIAL SERVICES FUND ADVISOR CLASS
MARCH 31, 2010+++   $ 71.29     70.26%      1.88%     1.88%      0.21%        447%       $ 3,285
March 31, 2009+++     42.28    (55.06)%     1.88%     1.88%      1.83%        755%         2,710
March 31, 2008+++     97.80    (27.58)%     1.89%     1.89%      0.70%        913%         1,957
March 31, 2007+++    137.60      7.32%      1.84%     1.84%      0.54%        534%        16,786
March 31, 2006+++    128.80     16.85%      1.85%     1.83%      0.82%        821%         6,801
HEALTH CARE FUND ADVISOR CLASS
MARCH 31, 2010        14.85     40.46%      1.88%     1.88%     (0.33)%       241%         3,432
March 31, 2009        10.58    (22.03)%     1.93%     1.93%      0.04%        745%         6,353
March 31, 2008        13.57     (6.99)%     1.86%     1.86%     (0.60)%       444%        13,099
March 31, 2007        14.59      4.66%      1.85%     1.85%     (0.37)%       545%        17,327
March 31, 2006        13.94     13.80%      1.84%     1.84%     (0.89)%       568%        14,577
INTERNET FUND ADVISOR CLASS
MARCH 31, 2010        39.57     56.28%      1.88%       --      (1.74)%       443%         3,908
March 31, 2009        25.32    (29.99)%     1.87%       --      (1.43)%       550%         3,604
March 31, 2008        36.95     (6.40)%     1.88%       --      (0.21)%       870%         1,364
March 31, 2007        39.61      1.72%      1.87%       --      (1.60)%       864%           863
March 31, 2006        38.94     23.97%      1.85%       --      (1.58)%     1,371%         3,696
LEISURE FUND ADVISOR CLASS
MARCH 31, 2010        25.81     77.63%      1.88%       --      (0.56)%       943%         1,111
March 31, 2009        14.53    (51.66)%     1.88%       --      (0.11)%     1,529%           373
March 31, 2008        30.06    (11.95)%     1.89%       --      (0.22)%       646%         1,611
March 31, 2007        34.14      9.60%      1.87%       --      (0.32)%       675%         4,903
March 31, 2006        31.15      6.17%      1.80%       --      (1.10)%       734%         5,372
PRECIOUS METALS FUND ADVISOR CLASS
MARCH 31, 2010        59.79     32.81%      1.77%       --      (1.35)%       383%        18,677
March 31, 2009        45.12    (34.00)%     1.77%       --      (1.02)%       245%        12,056
March 31, 2008        68.36     23.75%      1.77%       --      (1.09)%       203%        11,817
March 31, 2007        55.24      2.62%      1.76%       --      (0.51)%       259%         8,387
March 31, 2006        53.83     52.19%      1.75%       --      (0.70)%       277%        14,087
RETAILING FUND ADVISOR CLASS
MARCH 31, 2010        12.14     48.05%      1.87%       --      (0.57)%     1,049%         2,350
March 31, 2009         8.20    (26.13)%     1.88%       --      (0.26)%       461%           901
March 31, 2008        11.10    (20.54)%     1.87%       --      (0.89)%     1,205%           800
March 31, 2007        13.97      6.89%      1.86%       --      (0.73)%       952%         2,791
March 31, 2006        13.07      9.01%      1.82%       --      (1.18)%     1,163%         3,385
TECHNOLOGY FUND ADVISOR CLASS
MARCH 31, 2010        11.39     55.60%      1.87%       --      (1.04)%       335%        17,969
March 31, 2009         7.32    (35.05)%     1.87%       --      (0.53)%       564%         1,914
March 31, 2008        11.27     (6.47)%     1.88%       --      (1.16)%       694%         2,077
March 31, 2007        12.05      0.92%      1.86%       --      (1.41)%       684%         4,807
March 31, 2006        11.94     19.02%      1.84%       --      (1.32)%       666%        12,737

                                 PROSPECTUS 79


FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                              NET
                                           REALIZED          NET
                                              AND          INCREASE
                   NET ASSET      NET     UNREALIZED      (DECREASE)    DISTRIBUTIONS  DISTRIBUTIONS
                    VALUE,    INVESTMENT     GAINS       IN NET ASSET     FROM NET       FROM NET
                   BEGINNING    INCOME    (LOSSES) ON  VALUE RESULTING   INVESTMENT      REALIZED         TOTAL
YEAR ENDED         OF PERIOD    (LOSS)+   INVESTMENTS  FROM OPERATIONS     INCOME          GAINS      DISTRIBUTIONS
----------         ---------  ----------  -----------  ---------------  -------------  -------------  -------------
TELECOMMUNICATIONS FUND ADVISOR CLASS
   MARCH 31, 2010    $ 9.75    $ .23        $  3.30       $ 3.53          $ (.34)           $--         $ (.34)
   March 31, 2009     16.26      .17          (6.34)       (6.17)           (.34)            --           (.34)
   March 31, 2008     18.24     (.02)         (1.94)       (1.96)           (.02)            --           (.02)
   March 31, 2007     17.10      .04           1.21         1.25            (.11)            --           (.11)
   March 31, 2006     13.88      .12           3.50         3.62            (.40)            --           (.40)
TRANSPORTATION FUND ADVISOR CLASS
   MARCH 31, 2010     13.40     (.18)          8.97         8.79            (.14)            --           (.14)
   March 31, 2009     23.59      .10         (10.29)      (10.19)            (--)ss          --            (--)ss
   March 31, 2008     27.42     (.01)         (3.82)       (3.83)             --             --             --
   March 31, 2007     26.75     (.26)           .93          .67              --             --             --
   March 31, 2006     21.31     (.19)          5.63         5.44              --             --             --
UTILITIES FUND ADVISOR CLASS
   MARCH 31, 2010     19.56      .47           4.59         5.06           (1.22)            --          (1.22)
   March 31, 2009     28.00      .63          (8.94)       (8.31)           (.13)            --           (.13)
   March 31, 2008     30.65      .32          (2.17)       (1.85)           (.80)            --           (.80)
   March 31, 2007     24.08      .37           6.56         6.93            (.36)            --           (.36)
   March 31, 2006     22.96      .36           1.20         1.56            (.44)            --           (.44)
U.S. GOVERNMENT MONEY MARKET FUND ADVISOR CLASS
   MARCH 31, 2010      1.00       --ss           --           --ss           (--)ss          --            (--)ss
   March 31, 2009      1.00      .01             --          .01            (.01)            --           (.01)
   March 31, 2008      1.00      .03             --          .03            (.03)            --           (.03)
   March 31, 2007      1.00      .04             --          .04            (.04)            --           (.04)
   March 31, 2006      1.00      .02             --          .02            (.02)            --           (.02)

                                                    RATIOS TO
                                               AVERAGE NET ASSETS:
                                          ----------------------------               NET ASSETS,
                   NET ASSET                                     NET                   END OF
                    VALUE,      TOTAL                         INVESTMENT  PORTFOLIO    PERIOD
                    END OF    INVESTMENT    TOTAL     NET       INCOME     TURNOVER    (000'S
YEAR ENDED          PERIOD     RETURN++   EXPENSES  EXPENSES    (LOSS)       RATE     OMITTED)
----------         ---------  ----------  --------  --------  ----------  ---------  -----------
TELECOMMUNICATIONS FUND ADVISOR CLASS
   MARCH 31, 2010    $12.94     36.35%      1.89%       --       1.94%        867%   $    279
   March 31, 2009      9.75    (37.88)%     1.81%       --       1.53%        672%      9,991
   March 31, 2008     16.26    (10.76)%     1.88%       --      (0.09)%       528%        835
   March 31, 2007     18.24      7.35%      1.83%       --       0.22%        430%      6,584
   March 31, 2006     17.10     26.46%      1.82%       --       0.81%        820%      8,487
TRANSPORTATION FUND ADVISOR CLASS
   MARCH 31, 2010     22.05     65.70%      1.88%       --      (0.95)%     1,073%      2,795
   March 31, 2009     13.40    (43.20)%     1.90%       --       0.51%        875%      1,139
   March 31, 2008     23.59    (13.97)%     1.87%       --      (0.05)%       952%      5,152
   March 31, 2007     27.42      2.50%      1.86%       --      (0.97)%       686%      3,556
   March 31, 2006     26.75     25.53%      1.86%       --      (0.81)%       669%      8,478
UTILITIES FUND ADVISOR CLASS
   MARCH 31, 2010     23.40     25.89%      1.88%       --       2.07%        758%      1,184
   March 31, 2009     19.56    (29.72)%     1.90%       --       2.72%        684%      5,939
   March 31, 2008     28.00     (6.28)%     1.88%       --       1.02%        375%      2,960
   March 31, 2007     30.65     28.90%      1.86%       --       1.38%        557%     11,929
   March 31, 2006     24.08      6.76%      1.83%       --       1.46%        728%      1,427
U.S. GOVERNMENT MONEY MARKET FUND ADVISOR CLASS
   MARCH 31, 2010      1.00      0.01%      1.43%     0.37%      0.03%         --     123,870
   March 31, 2009      1.00      0.65%      1.45%     1.26%      0.55%         --     341,425
   March 31, 2008      1.00      3.24%      1.43%     1.43%      3.25%         --     159,111
   March 31, 2007      1.00      3.75%      1.42%     1.42%      3.70%         --     204,068
   March 31, 2006      1.00      2.28%      1.39%     1.39%      2.21%         --     151,828

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ TOTAL INVESTMENT RETURN DOES NOT REFLECT THE IMPACT OF ANY APPLICABLE SALES CHARGES AND HAS NOT BEEN ANNUALIZED.

+++  REVERSE SHARE SPLITS:

     BANKING FUND, FINANCIAL SERVICES FUND -- PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2006 THROUGH APRIL 19, 2009 HAVE BEEN RESTATED TO REFLECT A 1:10 REVERSE SHARE SPLIT EFFECTIVE APRIL 20, 2009; ELECTRONICS FUND -- PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2006 THROUGH APRIL 19, 2009 HAVE BEEN RESTATED TO REFLECT A 1:5 REVERSE SHARE SPLIT EFFECTIVE APRIL 20, 2009 -- SEE NOTE 8.

# NET INVESTMENT INCOME PER SHARE INCLUDES $0.84 FOR ADVISOR CLASS RESULTING FROM A SPECIAL DIVIDEND FROM PALM, INC. ON OCTOBER 25, 2007.

## NET INVESTMENT INCOME TO AVERAGE ASSETS INCLUDES 1.91% FOR ADVISOR CLASS RESULTING FROM A SPECIAL DIVIDEND FROM PALM, INC. ON OCTOBER 25, 2007.

ss   LESS THAN $.01 PER SHARE.

ADDITIONAL INFORMATION

ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED AUGUST 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("http://www.sec.gov") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: publicin-fo@sec.gov.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING
800.820.0888 OR 301.296.5100, VISITING THE RYDEX|SGI WEB SITE AT www.rydex-sgi.com, OR WRITING TO RYDEX|SGI SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX|SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

                                 PROSPECTUS 81


THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

                                 PROSPECTUS 83


THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

(RYDEX|SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
WWW.RYDEX-SGI.COM

RSSA-1-0810x0811

                                                          RYDEX|SGI SERIES FUNDS
                                                INVESTOR CLASS SHARES PROSPECTUS
                                                                  AUGUST 1, 2010

                                                                    SECTOR FUNDS


                                                            Banking Fund (RYKIX)
                                                    Basic Materials Fund (RYBIX)
                                                      Biotechnology Fund (RYOIX)
                                                  Consumer Products Fund (RYCIX)
                                                        Electronics Fund (RYSIX)
                                                             Energy Fund (RYEIX)
                                                    Energy Services Fund (RYVIX)
                                                 Financial Services Fund (RYFIX)
                                                        Health Care Fund (RYHIX)
                                                           Internet Fund (RYIIX)
                                                            Leisure Fund (RYLIX)
                                                    Precious Metals Fund (RYPMX)
                                                          Retailing Fund (RYRIX)
                                                         Technology Fund (RYTIX)
                                                 Telecommunications Fund (RYMIX)
                                                     Transportation Fund (RYPIX)
                                                          Utilities Fund (RYUIX)


                                                               MONEY MARKET FUND


                                       U.S. Government Money Market Fund (RYMXX)

                                   (GRAPHIC)


                                                                (RYDEX|SGI LOGO)
                                                   SECURITY GLOBAL INVESTORS(SM)


The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


FUND SUMMARIES

(INCLUDES FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, MANAGEMENT, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)

SECTOR FUNDS
  BANKING FUND ...........................................................     1
  BASIC MATERIALS FUND ...................................................     4
  BIOTECHNOLOGY FUND .....................................................     7
  CONSUMER PRODUCTS FUND .................................................    10
  ELECTRONICS FUND .......................................................    13
  ENERGY FUND ............................................................    16
  ENERGY SERVICES FUND ...................................................    19
  FINANCIAL SERVICES FUND ................................................    22
  HEALTH CARE FUND .......................................................    25
  INTERNET FUND ..........................................................    28
  LEISURE FUND ...........................................................    31
  PRECIOUS METALS FUND ...................................................    34
  RETAILING FUND .........................................................    37
  TECHNOLOGY FUND ........................................................    40
  TELECOMMUNICATIONS FUND ................................................    43
  TRANSPORTATION FUND ....................................................    46
  UTILITIES FUND .........................................................    49
MONEY MARKET FUND
  U.S. GOVERNMENT MONEY MARKET FUND ......................................    52
PURCHASE AND SALE OF FUND SHARES .........................................    55
TAX INFORMATION ..........................................................    55
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES ............    55
MORE INFORMATION ABOUT THE TRUST AND THE FUNDS ...........................    56
MANAGEMENT OF THE FUNDS ..................................................    62
SHAREHOLDER INFORMATION ..................................................    65
BUYING, SELLING AND EXCHANGING FUND SHARES ...............................    65
  BUYING FUND SHARES .....................................................    67
  SELLING FUND SHARES ....................................................    69
  EXCHANGING FUND SHARES .................................................    71
ACCOUNT POLICIES .........................................................    72
DISTRIBUTION AND SHAREHOLDER SERVICES ....................................    74
DIVIDENDS AND DISTRIBUTIONS ..............................................    74
ADDITIONAL TAX INFORMATION ...............................................    75
FINANCIAL HIGHLIGHTS .....................................................    76
ADDITIONAL INFORMATION ...................................................    81

                                  PROSPECTUS 1



BANKING FUND

INVESTMENT OBJECTIVE - The Banking Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)               N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                         0.85%
Distribution (12b-1) and/or Shareholder Service Fees                    None
Other Expenses                                                          0.53%
Total Annual Fund Operating Expenses                                    1.38%


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $140      $437      $755     $1,657

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 986% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Banking Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Banking Companies that have small to mid-sized capitalizations. Banking Companies are engaged in accepting deposits and making commercial and consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Banking Companies and U.S. Government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the banking sector and therefore may be concentrated in an industry or group of industries within the banking sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.


PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BANKING SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the banking sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Banking Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

                                  PROSPECTUS 3



THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -0.39%.


                                  (BAR CHART)


2000   16.32%
2001   -2.02%
2002   -1.98%
2003   32.31%
2004   13.73%
2005   -3.35%
2006   10.52%
2007  -27.25%
2008  -40.73%
2009   -3.60%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 09/30/2000) 22.02%             (quarter ended 03/31/2009) -31.94%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


INVESTOR CLASS SHARES                                               Past 1 Year   Past 5 Years   Past 10 Years
---------------------                                               -----------   ------------   -------------
Return Before Taxes                                                    -3.60%        -14.99%         -2.88%
Return After Taxes on Distributions                                    -5.24%        -15.64%         -3.60%
Return After Taxes on Distributions and Sale of Fund Shares            -2.35%        -12.28%         -2.70%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%          0.42%         -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

BASIC MATERIALS FUND

INVESTMENT OBJECTIVE - The Basic Materials Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                    0.85%
Distribution (12b-1) and/or Shareholder Service Fees               None
Other Expenses                                                     0.54%
                                                                   ----
Total Annual Fund Operating Expenses                               1.39%
                                                                   ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $142      $440     $761     $1,669

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 455% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Basic Materials Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Basic Materials Companies that have small to mid-sized capitalizations. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production and transportation of metals, textiles, and wood products. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Basic Materials Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the basic materials sector and therefore may be concentrated in an industry or group of industries within the basic materials sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which

                                  PROSPECTUS 5


have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BASIC MATERIALS SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the basic materials sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -8.51%.

                                  (BAR CHART)

2000  -20.69%
2001   -0.45%
2002  -13.58%
2003   32.53%
2004   20.52%
2005    3.73%
2006   22.06%
2007   34.76%
2008  -45.61%
2009   56.84%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2000) 24.59%             (quarter ended 09/30/2008) -29.91%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


INVESTOR CLASS SHARES                                               Past 1 Year   Past 5 Years   Past 10 Years
---------------------                                               -----------   ------------   -------------
Return Before Taxes                                                    56.84%        7.80%            4.72%
Return After Taxes on Distributions                                    56.73%        7.51%            4.51%
Return After Taxes on Distributions and Sale of Fund Shares            36.95%        6.57%            3.97%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%        0.42%           -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

                                  PROSPECTUS 7



BIOTECHNOLOGY FUND

INVESTMENT OBJECTIVE - The Biotechnology Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)               N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                         0.85%
Distribution (12b-1) and/or Shareholder Service Fees                    None
Other Expenses                                                          0.54%
                                                                        ----
Total Annual Fund Operating Expenses                                    1.39%
                                                                        ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   ---------
 $142      $440     $761      $1,669

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 316% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Biotechnology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Biotechnology Companies that have small to mid-sized capitalizations. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Biotechnology Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the biotechnology sector and therefore may be concentrated in an industry or group of industries within the biotechnology sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BIOTECHNOLOGY SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the biotechnology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                  PROSPECTUS 9


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -7.60%.

                                  (BAR CHART)

2000   28.63%
2001  -16.82%
2002  -45.56%
2003   46.40%
2004    1.87%
2005   11.73%
2006   -3.07%
2007    5.69%
2008  -10.51%
2009   19.46%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2003) 26.91%             (quarter ended 06/30/2002) -33.51%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


INVESTOR CLASS SHARES                                               Past 1 Year   Past 5 Years   Past 10 Years
---------------------                                               -----------   ------------   -------------
Return Before Taxes                                                    19.46%        4.12%            0.61%
Return After Taxes on Distributions                                    19.46%        4.12%            0.61%
Return After Taxes on Distributions and Sale of Fund Shares            12.65%        3.54%            0.52%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%        0.42%           -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

CONSUMER PRODUCTS FUND

INVESTMENT OBJECTIVE - The Consumer Products Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.85%
Distribution (12b-1) and/or Shareholder Service Fees         None
Other Expenses                                               0.52%
                                                             ----
Total Annual Fund Operating Expenses                         1.37%
                                                             ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $139      $434     $750     $1,646

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 200% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Consumer Products Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Consumer Products Companies that have small to mid-sized capitalizations. Consumer Products Companies include companies that manufacture wholesale or retail food, staple retail products and non-durable goods such as beverages, tobacco, household and personal care products. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Consumer Products Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the consumer products sector and therefore may be concentrated in an industry or group of industries within the consumer products sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

                                  PROSPECTUS 11


CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the consumer products sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Consumer Products Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -0.14%.

                                   (BAR CHART)

2000   -12.91%
2001    -2.79%
2002    -3.58%
2003    21.65%
2004    13.27%
2005    -0.56%
2006    17.25%
2007    11.31%
2008   -23.08%
2009    19.35%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2003) 15.20%             (quarter ended 03/31/2000) -17.29%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


INVESTOR CLASS SHARES                                               Past 1 Year   Past 5 Years   Past 10 Years
---------------------                                               -----------   ------------   -------------
Return Before Taxes                                                    19.35%         3.56%           2.97%
Return After Taxes on Distributions                                    19.23%         3.31%           2.80%
Return After Taxes on Distributions and Sale of Fund Shares            12.58%         2.91%           2.47%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%         0.42%          -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

                                  PROSPECTUS 13



ELECTRONICS FUND

INVESTMENT OBJECTIVE - The Electronics Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.85%
Distribution (12b-1) and/or Shareholder Service Fees         None
Other Expenses                                               0.53%
                                                             ----
Total Annual Fund Operating Expenses                         1.38%
                                                             ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $141      $437     $755      $1,657

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 592% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Electronics Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Electronics Companies that have small to mid-sized capitalizations. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Electronics Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the electronics sector and therefore may be concentrated in an industry or group of industries within the electronics sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ELECTRONICS SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the electronics sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies also may fluctuate widely in response to such events.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

                                  PROSPECTUS 15



THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -12.22%.

                                   (BAR CHART)

2000   -18.00%
2001   -29.31%
2002   -49.16%
2003    72.74%
2004   -20.95%
2005     4.66%
2006     6.42%
2007    -2.17%
2008   -49.88%
2009    70.66%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 03/31/2000) 43.52%             (quarter ended 09/30/2002) -38.62%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


INVESTOR CLASS SHARES                                               Past 1 Year   Past 5 Years   Past 10 Years
---------------------                                               -----------   ------------   -------------
Return Before Taxes                                                    70.66%         -1.40%         -9.34%
Return After Taxes on Distributions                                    70.66%         -1.40%         -9.37%
Return After Taxes on Distributions and Sale of Fund Shares            45.93%         -1.18%         -7.30%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%          0.42%         -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

ENERGY FUND

INVESTMENT OBJECTIVE - The Energy Fund (the "Fund") seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.85%
Distribution (12b-1) and/or Shareholder Service Fees          None
Other Expenses                                               0.53%
                                                             ----
Total Annual Fund Operating Expenses                         1.38%
                                                             ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $140      $437     $755      $1,657

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 228% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Energy Companies that have small to mid-sized capitalizations. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Energy Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the energy sector and therefore may be concentrated in an industry or group of industries within the energy sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

                                  PROSPECTUS 17


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ENERGY SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies also may fluctuate widely in response to such events.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -13.18%.

                                   (BAR CHART)

2000    22.81%
2001   -13.12%
2002   -13.22%
2003    23.97%
2004    32.49%
2005    38.77%
2006    11.93%
2007    33.44%
2008   -45.52%
2009    39.01%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2008) 27.59%             (quarter ended 09/30/2008) -33.92%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


INVESTOR CLASS SHARES                                               Past 1 Year   Past 5 Years   Past 10 Years
---------------------                                               -----------   ------------   -------------
Return Before Taxes                                                    39.01%         9.44%           9.09%
Return After Taxes on Distributions                                    38.97%         9.01%           8.82%
Return After Taxes on Distributions and Sale of Fund Shares            25.36%         8.15%           8.02%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%         0.42%          -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

                                  PROSPECTUS 19



ENERGY SERVICES FUND

INVESTMENT OBJECTIVE - The Energy Services Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.85%
Distribution (12b-1) and/or Shareholder Service Fees          None
Other Expenses                                               0.53%
                                                             ----
Total Annual Fund Operating Expenses                         1.38%
                                                             ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $140      $437      $755     $1,657

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 472% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Energy Services Companies that have small to mid-sized capitalizations. Energy Services Companies are engaged in one or more businesses in the energy services field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Energy Services Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the energy services sector and therefore may be concentrated in an industry or group of industries within the energy services sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ENERGY SERVICES SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the energy services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies also may fluctuate widely in response to such events.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                  PROSPECTUS 21


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -14.69%.


                                   (BAR CHART)


2000    41.37%
2001   -31.79%
2002   -10.36%
2003     8.69%
2004    34.72%
2005    48.53%
2006    11.15%
2007    37.36%
2008   -57.59%
2009    63.24%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 03/31/2000) 32.81%             (quarter ended 12/31/2008) -47.14%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


INVESTOR CLASS SHARES                                               Past 1 Year   Past 5 Years   Past 10 Years
---------------------                                               -----------   ------------   -------------
Return Before Taxes                                                     63.24%        9.44%           7.11%
Return After Taxes on Distributions                                     63.24%        9.44%           7.11%
Return After Taxes on Distributions and Sale of Fund Shares             41.11%        8.22%           6.28%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       26.46%        0.42%          -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE - The Financial Services Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF
    THE VALUE OF YOUR INVESTMENT)
Management Fees                                              0.85%
Distribution (12b-1) and/or Shareholder Service Fees          None
Other Expenses                                               0.53%
                                                             ----
Total Annual Fund Operating Expenses                         1.38%
                                                             ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $140      $437      $755     $1,657

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 447% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Financial Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Financial Services Companies that have small to mid-sized capitalizations. Financial Service Companies include commercial banks, savings and loan associations, insurance companies, brokerage companies and real-estate investment trusts. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Financial Services Companies and U.S. Government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the financial services sector and therefore may be concentrated in an industry or group of industries within the financial services sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which

                                 PROSPECTUS 23


have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the financial services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Financial Services Companies also may fluctuate widely in response to such events.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -4.22%.


                                  (BAR CHART)


2000    21.78%
2001   -12.96%
2002   -15.94%
2003    29.71%
2004    17.24%
2005     3.34%
2006    16.10%
2007   -18.89%
2008   -47.78%
2009    19.48%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2009) 26.00%             (quarter ended 12/31/2008) -31.71%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


INVESTOR CLASS SHARES                                               Past 1 Year   Past 5 Years   Past 10 Years
---------------------                                               -----------   ------------   -------------
Return Before Taxes                                                    19.48%        -9.50%          -1.93%
Return After Taxes on Distributions                                    19.09%        -9.98%          -2.28%
Return After Taxes on Distributions and Sale of Fund Shares            12.66%        -8.04%          -1.79%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)      26.46%         0.42%          -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

                                 PROSPECTUS 25



HEALTH CARE FUND

INVESTMENT OBJECTIVE - The Health Care Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF
   THE VALUE OF YOUR INVESTMENT)
Management Fees                                             0.85%
Distribution (12b-1) and/or Shareholder Service Fees         None
Other Expenses                                              0.52%
                                                            ----
Total Annual Fund Operating Expenses                        1.37%
                                                            ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $139      $434     $750      $1,646

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 241% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Health Care Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Health Care Companies that have small to mid-sized capitalizations. Health Care Companies include pharmaceutical companies, companies involved in the research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care related products or services. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Health Care Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the health care sector and therefore may be concentrated in an industry or group of industries within the health care sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


HEALTH CARE SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies also may fluctuate widely in response to such events.


INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

                                 PROSPECTUS 27



THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 6.02%.

                                  (BAR CHART)

2000    31.07%
2001   -12.58%
2002   -20.05%
2003    32.39%
2004     6.26%
2005    10.62%
2006     4.70%
2007     6.22%
2008   -24.70%
2009    25.10%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2000) 16.88%             (quarter ended 12/31/2008) -15.61%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


INVESTOR CLASS SHARES                                               Past 1 Year   Past 5 Years   Past 10 Years
---------------------                                               -----------   ------------   -------------
Return Before Taxes                                                    25.10%         2.99%          4.09%
Return After Taxes on Distributions                                    25.08%         2.99%          4.09%
Return After Taxes on Distributions and Sale of Fund Shares            16.32%         2.56%          3.56%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%         0.42%         -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

INTERNET FUND

INVESTMENT OBJECTIVE -- The Internet Fund (the "Fund") seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").


FEES AND EXPENSES OF THE FUND -- This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.85%
Distribution (12b-1) and/or Shareholder Service Fees         None
Other Expenses                                               0.52%
                                                             ----
Total Annual Fund Operating Expenses                         1.37%
                                                             ====


EXAMPLE -- This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $139      $434     $750      $1,646

PORTFOLIO TURNOVER -- The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 443% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests substantially all (at least 80%) of its net assets in equity securities of Internet Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Internet Companies that have small to mid-sized capitalizations. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support that impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain broad representation of the various industries in the Internet sector. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Internet Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the Internet sector and therefore may be concentrated in an industry or group of industries within the Internet sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS -- As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

                                 PROSPECTUS 29


ACTIVE TRADING RISK -- Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK -- The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK -- The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK -- The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK -- The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


INTERNET SECTOR CONCENTRATION RISK -- To the extent that the Fund's investments are concentrated in issuers conducting business in the Internet sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies also may fluctuate widely in response to such events.


INVESTMENT TECHNIQUE RISK -- The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK -- The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK -- The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK -- The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK -- The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK -- If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION -- The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -10.23%.

                                  (BAR CHART)

2001   -46.13%
2002   -43.49%
2003    64.02%
2004    12.89%
2005    -2.03%
2006     8.23%
2007    11.57%
2008   -44.79%
2009    65.42%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2001) 39.11%             (quarter ended 09/30/2001) -44.57%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                 Since Inception
INVESTOR CLASS SHARES                                               Past 1 Year   Past 5 Years     (4/6/2000)
---------------------                                               -----------   ------------   ---------------
Return Before Taxes                                                    65.42%        1.56%           -14.91%
Return After Taxes on Distributions                                    65.42%        1.39%           -14.98%
Return After Taxes on Distributions and Sale of Fund Shares            42.52%        1.22%           -10.89%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%        0.42%            -1.23%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

- MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

- MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

- RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

                                 PROSPECTUS 31



LEISURE FUND

INVESTMENT OBJECTIVE -- The Leisure Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").


FEES AND EXPENSES OF THE FUND -- This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.85%
Distribution (12b-1) and/or Shareholder Service Fees         None
Other Expenses                                               0.52%
                                                             ----
Total Annual Fund Operating Expenses                         1.37%
                                                             ====


EXAMPLE -- This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $139      $434     $750      $1,646

PORTFOLIO TURNOVER -- The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 943% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests substantially all (at least 80%) of its net assets in equity securities of Leisure Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Leisure Companies that have small to mid-sized capitalizations. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, restaurants, casinos, radio and television broadcasting and advertising companies, motion picture production companies, entertainment software companies, toys and sporting goods manufacturers, musical recording companies, alcohol and tobacco companies, and publishing companies. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Leisure Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the leisure sector and therefore may be concentrated in an industry or group of industries within the leisure sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS -- As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK -- Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK -- The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK -- The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK -- The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK -- The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK -- The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


LEISURE SECTOR CONCENTRATION RISK -- To the extent that the Fund's investments are concentrated in issuers conducting business in the leisure sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Leisure Companies also may fluctuate widely in response to such events.

MARKET RISK -- The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK -- The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK -- The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK -- The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK -- If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION -- The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

                                 PROSPECTUS 33



THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 0.86%.

                                  (BAR CHART)

2000   -22.31%
2001   -17.54%
2002   -15.31%
2003    34.35%
2004    23.22%
2005    -5.25%
2006    21.46%
2007    -0.98%
2008   -49.31%
2009    35.75%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2009) 24.48%             (quarter ended 09/30/2001) -35.92%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


INVESTOR CLASS SHARES                                               Past 1 Year   Past 5 Years   Past 10 Years
---------------------                                               -----------   ------------   -------------
Return Before Taxes                                                   35.75%         -4.75%         -3.45%
Return After Taxes on Distributions                                   35.75%         -4.75%         -3.45%
Return After Taxes on Distributions and Sale of Fund Shares           23.24%         -3.97%         -2.85%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     26.46%          0.42%         -0.95%

MANAGEMENT

INVESTMENT ADVISOR -- Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

PRECIOUS METALS FUND

INVESTMENT OBJECTIVE - The Precious Metals Fund (the "Fund") seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services ("Precious Metals Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
   INVESTMENT)                                          N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF
   THE VALUE OF YOUR INVESTMENT)
Management Fees                                        0.75%
Distribution (12b-1) and/or Shareholder Service Fees   None
Other Expenses                                         0.53%
                                                       ----
Total Annual Fund Operating Expenses                   1.28%
                                                       ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $130      $406      $702     $1,545

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 383% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Precious Metals Companies that have small to mid-sized capitalizations. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies that provide services to Precious Metals Companies. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Precious Metals Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the precious metals sector and therefore may be concentrated in an industry or group of industries within the precious metals sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which

                                 PROSPECTUS 35


have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PRECIOUS METALS SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Precious Metals Companies also may fluctuate widely in response to such events.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 2.13%.

                                   (BAR CHART)

2000   -21.79%
2001    18.66%
2002    48.24%
2003    42.31%
2004   -14.12%
2005    21.55%
2006    21.57%
2007    19.92%
2008   -37.66%
2009    51.59%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 03/31/2002) 32.48%             (quarter ended 09/30/2008) -33.84%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                       Past 1   Past 5   Past 10
INVESTOR CLASS SHARES                   Year     Years    Years
---------------------                  ------   ------   -------
Return Before Taxes                    51.59%   10.86%    10.91%
Return After Taxes on Distributions    51.47%   10.84%    10.87%
Return After Taxes on Distributions
   and Sale of Fund Shares             33.54%    9.48%     9.75%
S&P 500 Index (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES)        26.46%    0.42%    -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

                                 PROSPECTUS 37



RETAILING FUND

INVESTMENT OBJECTIVE - The Retailing Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
   INVESTMENT)                                          N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF
   THE VALUE OF YOUR INVESTMENT)
Management Fees                                        0.85%
Distribution (12b-1) and/or Shareholder Service Fees   None
Other Expenses                                         0.53%
                                                       ----
Total Annual Fund Operating Expenses                   1.38%
                                                       ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $140      $437      $755     $1,657

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,049% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Retailing Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Retailing Companies that have small to mid-sized capitalizations. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Retailing Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the retailing sector and therefore may be concentrated in an industry or group of industries within the retailing sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

RETAILING SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the retailing sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of the Retailing Companies also may fluctuate widely in response to such events.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

                                 PROSPECTUS 39



THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -4.36%.

                                  (BAR CHART)

2000   -24.06%
2001     3.23%
2002   -23.44%
2003    33.85%
2004     9.33%
2005     4.76%
2006     9.32%
2007   -12.68%
2008   -33.72%
2009    41.96%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2001) 20.89%             (quarter ended 12/31/2008) -24.20%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                               Past 1   Past 5   Past 10
INVESTOR CLASS SHARES                           Year     Years    Years
---------------------                          ------   ------   -------
Return Before Taxes                            41.96%   -1.21%    -1.89%
Return After Taxes on Distributions            41.96%   -1.21%    -1.89%
Return After Taxes on Distributions and Sale
   of Fund Shares                              27.27%   -1.02%    -1.58%
S&P 500 Index (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)                    26.46%    0.42%    -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

TECHNOLOGY FUND

INVESTMENT OBJECTIVE - The Technology Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
   INVESTMENT)                                         N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF
   THE VALUE OF YOUR INVESTMENT)
Management Fees                                        0.85%
Distribution (12b-1) and/or Shareholder Service Fees   None
Other Expenses                                         0.53%
                                                       ----
Total Annual Fund Operating Expenses                   1.38%
                                                       ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $140      $437      $755     $1,657

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 335% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Technology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Technology Companies that have small to mid-sized capitalizations. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics and communications sectors. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Technology Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the technology sector and therefore may be concentrated in an industry or group of industries within the technology sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which

                                 PROSPECTUS 41


have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TECHNOLOGY SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies also may fluctuate widely in response to such events.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -9.70%.

                                  (BAR CHART)

2000   -38.75%
2001   -29.14%
2002   -40.38%
2003    57.16%
2004     0.18%
2005     2.48%
2006     6.40%
2007    12.10%
2008   -45.36%
2009    55.84%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2001) 32.67%             (quarter ended 09/30/2001) -36.26%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                               Past 1   Past 5   Past 10
INVESTOR CLASS SHARES                           Year     Years    Years
---------------------                          ------   ------   -------
Return Before Taxes                            55.84%    0.80%    -8.22%
Return After Taxes on Distributions            55.84%    0.78%    -8.23%
Return After Taxes on Distributions and Sale
   of Fund Shares                              36.29%    0.67%    -6.51%
S&P 500 Index (REFLECTS NO DEDUCTION FOR
  FEES, EXPENSES OR TAXES)                     26.46%    0.42%    -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

                                 PROSPECTUS 43



TELECOMMUNICATIONS FUND

INVESTMENT OBJECTIVE - The Telecommunications Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
   INVESTMENT)                                         N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF
   THE VALUE OF YOUR INVESTMENT)
Management Fees                                        0.85%
Distribution (12b-1) and/or Shareholder Service Fees   None
Other Expenses                                         0.54%
                                                       ----
Total Annual Fund Operating Expenses                   1.39%
                                                       ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $142      $440      $761     $1,669

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 867% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Telecommunications Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Telecommunications Companies that have small to mid-sized capitalizations. Telecommunications Companies include traditional and wireless telephone services or equipment providers, Internet equipment and service providers, and fiber-optics. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Telecommunications Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the telecommunications sector and therefore may be concentrated in an industry or group of industries within the telecommunications sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the telecommunications sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of the Telecommunications Companies also may fluctuate widely in response to such events.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

                                 PROSPECTUS 45



THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -9.29%.

                                  (BAR CHART)

2000   -39.41%
2001   -46.82%
2002   -43.04%
2003    31.78%
2004    13.26%
2005    -0.38%
2006    19.06%
2007     9.38%
2008   -45.19%
2009    29.17%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2002) 36.36%             (quarter ended 03/31/2001) -32.86%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                               Past 1   Past 5   Past 10
INVESTOR CLASS SHARES                           Year     Years    Years
---------------------                          ------   ------   -------
Return Before Taxes                            29.17%   -1.69%   -12.89%
Return After Taxes on Distributions            28.03%   -2.31%   -13.19%
Return After Taxes on Distributions and Sale
   of Fund Shares                              18.94%   -1.79%    -9.74%
S&P 500 Index (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)                    26.46%    0.42%    -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

TRANSPORTATION FUND

INVESTMENT OBJECTIVE - The Transportation Fund (the "Fund") seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                    0.85%
Distribution (12b-1) and/or Shareholder Service Fees                                None
Other Expenses                                                                     0.52%
                                                                                   ----
Total Annual Fund Operating Expenses                                               1.37%
                                                                                   ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $139      $434     $750      $1,646

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,073% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Transportation Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Transportation Companies that have small to mid-sized capitalizations. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers; parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Transportation Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the transportation sector and therefore may be concentrated in an industry or group of industries within the transportation sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which

                                 PROSPECTUS 47


have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

TRANSPORTATION SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the transportation sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies also may fluctuate widely in response to such events.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -1.19%.

                                  (BAR CHART)

2000     0.46%
2001    -3.48%
2002   -13.01%
2003    18.56%
2004    21.83%
2005     7.78%
2006     7.41%
2007    -8.84%
2008   -25.14%
2009    15.37%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2001) 19.70%             (quarter ended 03/31/2009) -24.32%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


INVESTOR CLASS SHARES                                               Past 1 Year   Past 5 Years    Past 10 Years
---------------------                                               -----------   ------------    -------------
Return Before Taxes                                                    15.37%        -1.84%            1.05%
Return After Taxes on Distributions                                    15.11%        -1.88%            1.03%
Return After Taxes on Distributions and Sale of Fund Shares             9.99%        -1.58%            0.89%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%         0.42%           -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

                                 PROSPECTUS 49



UTILITIES FUND

INVESTMENT OBJECTIVE - The Utilities Fund (the "Fund") seeks to provide capital appreciation by investing in companies that operate public utilities ("Utilities Companies").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                    0.85%
Distribution (12b-1) and/or Shareholder Service Fees                                None
Other Expenses                                                                     0.54%
                                                                                   ----
Total Annual Fund Operating Expenses                                               1.39%
                                                                                   ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $142      $440     $761      $1,669

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 758% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests substantially all (at least 80%) of its net assets in equity securities of Utilities Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Utilities Companies that have small to mid-sized capitalizations. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Utilities Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the utilities sector and therefore may be concentrated in an industry or group of industries within the utilities sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT TECHNIQUE RISK - The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

UTILITIES SECTOR CONCENTRATION RISK - To the extent that the Fund's investments are concentrated in issuers conducting business in the utilities sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies also may fluctuate widely in response to such events.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

                                 PROSPECTUS 51



THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -6.27%.

                                  (BAR CHART)

2001   -24.33%
2002   -32.37%
2003    25.41%
2004    16.64%
2005    10.17%
2006    20.38%
2007    13.20%
2008   -28.09%
2009    14.03%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2003) 20.39%             (quarter ended 09/30/2002) -23.13%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                 Since Inception
INVESTOR CLASS SHARES                                               Past 1 Year   Past 5 Years      (4/3/2000)
---------------------                                               -----------   ------------   ----------------
Return Before Taxes                                                    14.03%        4.24%             0.96%
Return After Taxes on Distributions                                    12.15%        3.47%            -0.01%
Return After Taxes on Distributions and Sale of Fund Shares             9.09%        3.20%             0.21%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      26.46%        0.42%            -1.25%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

U. S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE - The U.S. Government Money Market Fund (the "Fund") seeks to provide security of principal, high current income, and liquidity.


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                N/A

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                         0.50%
Distribution (12b-1) and/or Shareholder Service Fees                     None
Other Expenses                                                          0.43%
                                                                        ----
Total Annual Fund Operating Expenses                                    0.93%
                                                                        ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $95      $296     $515      $1,143

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in 2a-7 eligible securities, including, but not limited to Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (the World Bank), and high-quality commercial paper certificates of deposit, and short-term corporate bonds. The Fund operates under U.S. Securities and Exchange Commission rules, which impose certain liquidity, maturity and diversification requirements on all money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. government.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


CREDIT RISK - The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

INTEREST RATE RISK - The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income

                                 PROSPECTUS 53


securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.


STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 0%.

                                  (BAR CHART)

2000   5.41%
2001   3.33%
2002   0.86%
2003   0.24%
2004   0.44%
2005   2.31%
2006   4.04%
2007   4.21%
2008   1.65%
2009   0.05%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2000) 1.45%                (quarter ended 06/30/2009) 0.00%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)



INVESTOR CLASS SHARES   Past 1 Year   Past 5 Years   Past 10 Years
---------------------   -----------   ------------   -------------
Return Before Taxes        0.05%         2.45%           2.25%

YIELD

Call 800.820.0888 for the Fund's current yield.

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 55 of this Prospectus.

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                                 PROSPECTUS 55


PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amounts for accounts held through a third party (e.g., a brokerage account) are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts

Accounts held DIRECTLY at Rydex|SGI are subject to a minimum account balance of $25,000 FOR NON-MANAGED ACCOUNTS (INCLUDING RETIREMENT ACCOUNTS) AND $15,000 FOR ACCOUNTS MANAGED BY FINANCIAL INTERMEDIARIES. Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary's minimum initial investment amount and account balance requirements, which may be different than the amounts above.


There are no minimum amounts for subsequent investments in the Funds except for subsequent investments made via Automated Clearing House ("ACH"). Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at a Fund's next determined net asset value ("NAV") calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

In addition, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.rydex-sgi.com.


TAX INFORMATION

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Ask your sales person or visit your financial intermediary's website for more information.


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                                       56


MORE INFORMATION ABOUT THE TRUST AND THE FUNDS


Rydex Series Funds (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds that are grouped into several categories according to each fund's investment strategy. This Prospectus describes the Investor Class Shares of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds"), which are grouped into the following categories:


SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund

MONEY MARKET FUND - U.S. Government Money Market Fund

Investor Class Shares of the Funds are sold principally to clients of professional money managers ("financial intermediaries") who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into agreement with the principal underwriter to offer Investor Class Shares through a no-load network or platform, and to investors who take part in certain asset allocation investment programs.

INVESTMENT OBJECTIVES

The investment objective of each Fund (except for the U.S. Government Money Market Fund) is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's market sector in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

Each Sector Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.


SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices may not be available for many of the Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector using Global Industry Classification Standard (GICS) codes. The Advisor then employs a quantitative screen to ensure minimum capitalization and liquidity standards. The resulting portfolio is weighted to meet diversification standards and to generate returns respective of that sector. The Advisor monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representation of its sector.


INVESTMENT RISKS


The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.


ACTIVE TRADING RISK - A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

                                 PROSPECTUS 57


In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

CAPITALIZATION SECURITIES RISK - The Fund may have significant exposure to securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund's portfolio may underperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

CREDIT RISK - Credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.


DERIVATIVES RISK - The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a CFTC approved futures exchange or board of trade. Futures and options contracts are described in more detail below:


     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security.

     Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

     - The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

     - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.


INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates. Because the Fund primarily invests in money market instruments and other short-term securities that are based on short-term interest rates, which can fluctuate significantly over short periods, the risk of decline in the Fund's yield may be greater than funds that invest in longer term securities that lock in interest rates. For example, if the Fund invests in money market securities with maturities of less than one year and interest rates decline, then the yield of the Fund will also decline because when the money market securities mature, the returns are reinvested at lower interest rates.

INTEREST RATE RISK - The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund -- a means of achieving an overall investment objective of principal safety -- reduces the likelihood of price fluctuation.


INVESTMENT TECHNIQUE RISK - The Advisor does not use techniques or defensive strategies designed to protect the value of the Fund in response to adverse economic, political, or market conditions, such as periods of high market volatility or general market decline. This means that, based on market and economic conditions, the

                                 PROSPECTUS 59


Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day.


NON-DIVERSIFICATION RISK - To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SECTOR CONCENTRATION RISK - The Sector Concentration Risk applicable to each Fund is as follows:


     BANKING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the banking sector that the Banking Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the banking sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the banking sector. For example, government regulation may limit both the amounts and types of loans and financial commitments banking companies can make, and the interest rates and fees they can charge and the amount of capital they must maintain, which may affect the profitability of banking companies. Credit losses resulting from financial difficulties of borrowers also can negatively affect the performance of Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

     BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Basic Materials Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the basic materials sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the basic materials sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. Dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

     BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Biotechnology Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the biotechnology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the biotechnology sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

     CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Consumer Products Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the consumer products sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the consumer products sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

     ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Electronics Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the electronics sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs, and may face competition from subsidized foreign competitors with lower production costs.

     ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector that the Energy Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

     ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Energy Services Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy services sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy services sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

     FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Financial Services Fund purchases will underperform the market as a whole. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

     HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Health Care Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition

                                 PROSPECTUS 61



     affecting the health care sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

     INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Internet Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the Internet sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Internet sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.

     LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Leisure Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the leisure sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the leisure sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

     PRECIOUS METALS SECTOR CONCENTRATION RISK - The risk that the relatively few securities of, or financial instruments tied to the performance of, issuers in the mining industry that the Precious Metals Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the previous metals industry, as well as to the volatility of global prices for precious metals. The prices of precious metals and securities of Precious Metals Companies may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

     RETAILING SECTOR - The risk that the securities of issuers in the retailing sector that the Retailing Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the retailing sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the retailing sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

     TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Technology Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the technology sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

     TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Telecommunications Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the telecom-munications sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the telecommunications sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

     TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Transportation Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the transportation sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the transportation sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

     UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Utilities Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the utilities sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the utilities sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.


TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial Average(SM), may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS


INVESTMENT ADVISOR


The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

                                  PROSPECTUS 63



The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee for the fiscal year ended March 31, 2010 at an annualized rate based on the average daily net assets of each Fund, as set forth below:


FUND                              ADVISORY FEE
----                              ------------
BANKING                               0.85%
BASIC MATERIALS                       0.85%
BIOTECHNOLOGY                         0.85%
CONSUMER PRODUCTS                     0.85%
ELECTRONICS                           0.85%
ENERGY                                0.85%
ENERGY SERVICES                       0.85%
FINANCIAL SERVICES                    0.85%
HEALTH CARE                           0.85%
INTERNET                              0.85%
LEISURE                               0.85%
PRECIOUS METALS                       0.75%
RETAILING                             0.85%
TECHNOLOGY                            0.85%
TELECOMMUNICATIONS                    0.85%
TRANSPORTATION                        0.85%
UTILITIES                             0.85%
U.S. GOVERNMENT MONEY MARKET          0.50%

The Advisor may reimburse expenses or waive fees of the U.S. Government Money Market Fund to the extent necessary to maintain the Fund's net yield at a certain level as determined by the Advisor. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.


A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the Funds' September 30, 2009 Semi-Annual Report to Shareholders, which covers the period April 1, 2009 to September 30, 2009.


PORTFOLIO MANAGEMENT

The Funds are managed by a team of investment professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.


MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of the Advisor - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with the Advisor since it was founded in 1993. Mr. Byrum was named the President of the Advisor in 2004 and has served as CIO of the Advisor since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R)Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Funds. Mr. Dellapa joined the Advisor in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R)1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became a Portfolio Manager. Prior to joining the Advisor, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

RYAN A. HARDER, CFA, Portfolio Manager - Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

                                  PROSPECTUS 65


SHAREHOLDER INFORMATION

CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

Each Fund calculates its NAV by:

     -    Taking the current market value of its total assets

     -    Subtracting any liabilities

     - Dividing that amount by the total number of shares owned by shareholders

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Funds will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI. For more information on these early closings, please call
800.820.0888 or visit the Rydex|SGI web site -www.rydex-sgi.com.


In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.


The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Funds' Board of Trustees.

More information about the valuation of the Funds' holdings and the amortized cost method can be found in the SAI.

BUYING, SELLING AND EXCHANGING FUND SHARES

Investor Class Shares are offered directly through Rydex Fund Services Inc. and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT


You will need to open a Rydex|SGI shareholder account to make share transactions
- buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex|SGI Client Services at 800.820.0888 or
301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.

To open an Individual Retirement Account ("IRA") with Rydex|SGI directly, you must transfer an existing IRA (or multiple IRAs) in order to meet the minimum investment amount requirements.


The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex|SGI to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.


If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex|SGI.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     - You must provide a street address (Rydex|SGI does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - If you open an account directly with Rydex|SGI you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.


TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early - or as otherwise permitted by the U.S. Securities and Exchange Commission - the Funds reserve the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and Rydex will post advance notice of early closings at www.rydex-sgi.com.

Notwithstanding the foregoing, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.rydex-sgi.com.


TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Funds' transfer agent, distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.


METHOD                                      FUND                            AFTERNOON CUT-OFF TIME
------                       ----------------------------------   -------------------------------------------
By Mail                                   All Funds               4:00 P.M., Eastern Time or earlier close

By Phone                                Sector Funds              3:30 P.M., Eastern Time
                             U.S. Government Money Market Fund*   1:00 P.M., Eastern Time

By Internet                             Sector Funds              3:45 P.M., Eastern Time
                             U.S. Government Money Market Fund*   1:00 P.M., Eastern Time
By Financial Intermediary                 All Funds               4:00 P.M., Eastern Time or earlier close**


* TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND FOR THE U.S. GOVERNMENT MONEY MARKET FUND, THE FUND MUST RECEIVE YOUR WIRE PURCHASE ORDER BY 1:00 P.M., EASTERN TIME. ALL REDEMPTION ORDERS RECEIVED PRIOR TO 1:00 P.M., EASTERN TIME WILL NOT RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND. ALL REDEMPTION ORDERS RECEIVED AFTER 1:00 P.M., EASTERN TIME ARE ENTITLED TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND.

** EACH FINANCIAL INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE EARLIER CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

                                  PROSPECTUS 67


EARLY TRANSACTION CUT-OFF TIMES

On any day that the Funds calculate NAV earlier than normal, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

BUYING FUND SHARES

Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.

Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:

                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
                           Complete the account application that corresponds    Complete the Rydex|SGI investment slip included
                           to the type of account you are opening.              with your quarterly statement or send written
                                                                                purchase instructions that include:
                           -    MAKE SURE TO DESIGNATE THE RYDEX|SGI FUND(S)
                                YOU WANT TO PURCHASE.                           -    YOUR NAME

                           -    MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT     -    YOUR SHAREHOLDER ACCOUNT NUMBER
                                MINIMUM.
                                                                                -    THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE.

BY MAIL                                                       Make your check payable to RYDEX|SGI.
IRA AND OTHER RETIREMENT                   Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
ACCOUNTS REQUIRE
ADDITIONAL PAPERWORK.                  Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.
                                 IF YOU DO NOT SPECIFY WHICH RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT WILL BE
CALL RYDEX|SGI CLIENT                             CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND.
SERVICES TO REQUEST A
RETIREMENT ACCOUNT                                                                   Mail your written purchase instructions
INVESTOR APPLICATION KIT.          Mail your application and check to:                            and check to:

                                                                     MAILING ADDRESSES:

                                            STANDARD DELIVERY                                   OVERNIGHT DELIVERY
                                                Rydex|SGI                                           Rydex|SGI
                                             Attn: Ops. Dept.                                    Attn: Ops. Dept
                                             P.O. Box 758567                                    200 SW 6th Street
                                          Topeka, KS 66675-8567                               Topeka, KS 66603-3704

                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES

                           Submit new account paperwork, and then call          Be sure to designate in your wire instructions the
                           Rydex to obtain your account number.                 Rydex|SGI Fund(s) you want to purchase.

                           -    MAKE SURE TO DESIGNATE THE RYDEX|SGI FUND(S)
                                YOU WANT TO PURCHASE.

                           -    MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT
                                MINIMUM.

                           To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU SHOULD CALL
                           RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME
                           FOR THE RYDEX|SGI FUND(S) YOU ARE PURCHASING:

BY WIRE                    -    Account Number
RYDEX|SGI CLIENT
SERVICES PHONE NUMBER:     -    Fund Name
800.820.0888
OR                         -    Amount of Wire
301.296.5406
                           -    Fed Wire Reference Number (upon request)

                           You will receive a confirmation number to verify that your purchase order has been accepted.

                           IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER WILL NOT BE
                           PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                           WIRE INSTRUCTIONS:
                           U.S. Bank
                           Cincinnati, OH
                           Routing Number: 0420-00013
                           For Account of: Rydex|SGI
                           Account Number: 48038-9030
                           [Your Name]
                           [Your shareholder account number]

                           IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT MAY BE CREDITED TO
                           THE U.S. GOVERNMENT MONEY MARKET FUND.

                                  PROSPECTUS 69


                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES

                           Submit new account paperwork, and then call          SUBSEQUENT PURCHASES MADE VIA ACH MUST BE A
                           Rydex|SGI to obtain your account number. Be sure     MINIMUM OF $20. To make a subsequent purchase send
                           to complete the "Electronic Investing via ("ACH")"   written purchase instructions that include:
                           section. Then, fax it to Rydex|SGI (ONLY
BY ACH (FAX)               Individual, Joint and UGMA/UTMA accounts may be      -    YOUR NAME
RYDEX|SGI FAX NUMBER:      opened by fax).
301.296.5103                                                                    -    YOUR SHAREHOLDER ACCOUNT NUMBER
                           -    MAKE SURE TO INCLUDE A LETTER OF INSTRUCTION
                                REQUESTING THAT WE PROCESS YOUR PURCHASE BY     -    THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE
                                ACH.
                                                                                -    ACH BANK INFORMATION (IF NOT ON RECORD).
                           -    MAKE SURE TO DESIGNATE THE RYDEX|SGI FUND(S)
                                YOU WANT TO PURCHASE.

                           -    MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT
                                MINIMUM.

BY ACH                                       Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com
(INTERNET)


CANCELLED PURCHASE ORDERS

Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

     -    if your bank does not honor your check for any reason

     -    if the transfer agent (Rydex|SGI) does not receive your wire transfer

     -    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

     -    if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by:

                    STANDARD DELIVERY                  OVERNIGHT DELIVERY

   MAIL                 Rydex|SGI                           Rydex|SGI
                    Attn: Ops. Dept.                    Attn: Ops. Dept.
                     P.O. Box 758567                    200 SW 6th Street
                  Topeka, KS 66675-8567               Topeka, KS 66603-3704

            301.296.5103
   FAX      If you send your redemption order by fax, you must call Rydex|SGI
            Client Services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.

All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.

REDEEMING SHARES BY DRAFT WRITING


If you hold shares directly, you may redeem shares from the U.S. Government Money Market Fund by writing drafts for $100 or more on your existing account. The drafts may be made payable to any person or entity and your account will continue to earn dividends until the draft clears. Drafts may not be used for electronic funds

                                  PROSPECTUS 71



transfers (i.e., electronic bill payments or ACH). If your balance in the U.S. Government Money Market Fund is insufficient to cover the amount of your draft, the transfer agent will automatically exchange sufficient funds from your Rydex|SGI Fund with the highest account balance to cover the draft.

You can obtain a draft writing application by calling 800.820.0888. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a draft to close your account. There is no fee for the draft writing privilege, but if payment on a draft is stopped upon your request, or if the draft cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your draft for payment. Rydex|SGI may also charge a $25 fee for a draft that cannot be honored due to insufficient funds. The Funds may suspend the draft writing privilege at any time.


LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum account balance. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES


Unlike most mutual funds, the Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of Investor Class Shares of any Rydex Series Fund for Investor Class Shares (or H-Class Shares, if applicable) of any other Rydex Series Fund or Rydex Dynamic Fund on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex|SGI Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Series Funds and Rydex Dynamic Funds" for additional information. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send exchange requests to Rydex|SGI by:

                    STANDARD DELIVERY                 OVERNIGHT DELIVERY

  MAIL                  Rydex|SGI                          Rydex|SGI
                    Attn: Ops. Dept.                   Attn: Ops. Dept.
                     P.O. Box 758567                   200 SW 6th Street
                  Topeka, KS 66675-8567              Topeka, KS 66603-3704

            301.296.5101
   FAX      If you send your exchange request by fax, you must call Rydex|SGI
            Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 OR 301.296.5406

 INTERNET   Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

EXCHANGES WITH OTHER RYDEX SERIES FUNDS AND RYDEX DYNAMIC FUNDS

On any Business Day, investors may make exchanges of Investor Class Shares of the Funds for Investor Class Shares (or H-Class Shares, if applicable), of any Rydex Series Fund or Rydex Dynamic Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS AND ALL OF THE RYDEX DYNAMIC FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN OF THE RYDEX SERIES FUNDS DO NOT ALLOW UNLIMITED TRADING. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX|SGI FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX|SGI FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling 800.820.0888 or
301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional informa- tion may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any non- resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial interme- diary's requirements.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appro- priate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registra- tion to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted

                                  PROSPECTUS 73


certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE - 1(800) 717-7776

You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.

SERVICE AND OTHER FEES

Rydex|SGI may charge the following administrative fees on accounts held directly through the Funds' transfer agent for services associated with the following:


     -    $15 for wire transfers of redemption proceeds under $5,000


     -    $50 on purchase checks returned for insufficient funds

     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     - $15 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or ACH transactions

     -    $15 per year for low balance accounts

     - Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), and Rydex|SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex|SGI a check. If the annual maintenance fee is not paid sepa-rately prior to December, it will be deducted automatically from your account. If you liquidate your account during the year any unpaid annual maintenance fee will be deducted at that time.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, and 403(b). This fee will be deducted from the proceeds of your redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.

RIGHTS RESERVED BY THE FUND

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION AND SHARE HOLDER SERVICES

COMPENSATION TO DEALERS


The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.


DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS


Income dividends, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund, which declares dividends daily and pays them monthly or upon redemption. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.


DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your applica-

                                  PROSPECTUS 75


tion, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.


TAX STATUS OF THE FUNDS

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as each Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.


TAX STATUS OF DISTRIBUTIONS

     - Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.


     - The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income and subject to certain limitations. The U.S. Government Money Market Fund expects to make distributions that will not be treated as qualified dividend income.


     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.


     - Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.

     - The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.


     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.


     - Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds. In addition, the Funds may be able to pass along a tax credit for foreign income taxes that they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

TAX STATUS OF SHARE TRANSACTIONS


EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Dynamic or Rydex Series Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.


STATE TAX CONSIDERATIONS


The Funds are not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.


FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of operations of that Fund's Investor Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the fiscal years ended March 31, 2010, 2009, 2008 and 2007 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose reports, along with the financial statements and related notes, appear in the Funds' 2010 Annual Reports. The information for the year ended March 31, 2006 was audited by a predecessor independent registered public accounting firm. The 2010 Annual Reports are available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2010 Annual Reports are incorporated by reference in the SAI.

                                 PROSPECTUS 77



FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                 NET
                                               REALIZED         NET
                                                 AND          INCREASE
                      NET ASSET      NET      UNREALIZED     (DECREASE)    DISTRIBUTIONS  DISTRIBUTIONS
                        VALUE,   INVESTMENT     GAINS       IN NET ASSET      FROM NET      FROM NET
                      BEGINNING    INCOME    (LOSSES) ON  VALUE RESULTING    INVESTMENT      REALIZED        TOTAL
YEAR ENDED            OF PERIOD    (LOSS)+   INVESTMENTS  FROM OPERATIONS      INCOME         GAINS      DISTRIBUTIONS
----------            ---------  ----------  -----------  ---------------  -------------  -------------  -------------
BANKING FUND INVESTOR CLASS
   MARCH 31, 2010+++   $ 32.62    $ .28       $  20.05        $ 20.33          $(2.22)        $ --          $(2.22)
   March 31, 2009+++     75.60     1.30         (42.98)        (41.68)          (1.30)          --           (1.30)
   March 31, 2008+++    110.30     2.50         (36.20)        (33.70)          (1.00)          --           (1.00)
   March 31, 2007+++    108.60     2.00            .50           2.50            (.80)          --            (.80)
   March 31, 2006+++    101.70     1.60           6.90           8.50           (1.60)          --           (1.60)
BASIC MATERIALS FUND INVESTOR CLASS
   MARCH 31, 2010        27.43      .24          17.07          17.31            (.09)          --            (.09)
   March 31, 2009        50.49      .20         (22.77)        (22.57)           (.49)          --            (.49)
   March 31, 2008        42.25      .15           8.18           8.33            (.09)          --            (.09)
   March 31, 2007        35.23      .41           6.91           7.32            (.30)          --            (.30)
   March 31, 2006        30.66      .32           4.44           4.76            (.19)          --            (.19)
BIOTECHNOLOGY FUND INVESTOR CLASS
   MARCH 31, 2010        19.37     (.21)          8.18           7.97              --           --              --
   March 31, 2009        21.51     (.19)         (1.95)         (2.14)             --           --              --
   March 31, 2008        21.21     (.22)           .52            .30              --           --              --
   March 31, 2007        23.45     (.27)         (1.97)         (2.24)             --           --              --
   March 31, 2006        17.59     (.26)          6.12           5.86              --           --              --
CONSUMER PRODUCTS FUND INVESTOR CLASS
   MARCH 31, 2010        26.39      .50          11.04          11.54            (.10)          --            (.10)
   March 31, 2009        36.40      .55         (10.35)         (9.80)           (.21)          --            (.21)
   March 31, 2008        36.11      .52            .13            .65            (.36)          --            (.36)
   March 31, 2007        31.03      .43           4.71           5.14            (.06)          --            (.06)
   March 31, 2006        30.50      .30            .65            .95            (.42)          --            (.42)
ELECTRONICS FUND INVESTOR CLASS
   MARCH 31, 2010+++     32.76     (.02)         19.59          19.57              --           --              --
   March 31, 2009+++     50.30      (--)ss      (17.54)        (17.54)             --           --              --
   March 31, 2008+++     62.30     (.25)        (11.75)        (12.00)             --           --              --
   March 31, 2007+++     67.60     (.50)         (4.80)         (5.30)             --           --              --
   March 31, 2006+++     51.55     (.55)         16.60          16.05              --           --              --
ENERGY FUND INVESTOR CLASS
   MARCH 31, 2010        14.01      .10           6.82           6.92            (.02)          --            (.02)
   March 31, 2009        27.29      .06         (12.61)        (12.55)             --         (.73)           (.73)
   March 31, 2008        23.19     (.03)          4.86           4.83              --         (.73)           (.73)
   March 31, 2007        21.68      (--)ss        1.92           1.92              --         (.41)           (.41)
   March 31, 2006        17.12      .02           5.02           5.04            (.03)        (.45)           (.48)

                                                   RATIOS TO
                                              AVERAGE NET ASSETS:
                                             --------------------             NET ASSETS,
                      NET ASSET                           NET                    END OF
                        VALUE,     TOTAL               INVESTMENT  PORTFOLIO     PERIOD
                        END OF   INVESTMENT    TOTAL     INCOME     TURNOVER    (000'S
YEAR ENDED              PERIOD    RETURN++   EXPENSES    (LOSS)       RATE      OMITTED)
----------            ---------  ----------  --------  ----------  ---------  -----------
BANKING FUND INVESTOR CLASS
   MARCH 31, 2010+++   $ 50.73     63.48%      1.38%      0.67%        986%     $ 26,340
   March 31, 2009+++     32.62    (55.66)%     1.37%      2.42%      1,055%       23,804
   March 31, 2008+++     75.60    (30.69)%     1.37%      2.59%      1,417%        7,035
   March 31, 2007+++    110.30      2.24%      1.32%      1.79%        954%        9,229
   March 31, 2006+++    108.60      8.41%      1.34%      1.48%      1,834%        8,713
BASIC MATERIALS FUND INVESTOR CLASS
   MARCH 31, 2010        44.65     63.12%      1.39%      0.65%        455%       44,582
   March 31, 2009        27.43    (44.54)%     1.37%      0.46%        288%       98,767
   March 31, 2008        50.49     19.71%      1.37%      0.31%        225%      120,870
   March 31, 2007        42.25     20.86%      1.36%      1.09%        442%       68,862
   March 31, 2006        35.23     15.60%      1.35%      1.04%        826%       23,630
BIOTECHNOLOGY FUND INVESTOR CLASS
   MARCH 31, 2010        27.34     41.15%      1.39%     (0.90)%       316%      147,631
   March 31, 2009        19.37     (9.95)%     1.38%     (0.86)%       370%       65,829
   March 31, 2008        21.51      1.41%      1.39%     (0.94)%       193%       47,696
   March 31, 2007        21.21     (9.55)%     1.37%     (1.23)%       269%       61,366
   March 31, 2006        23.45     33.31%      1.34%     (1.25)%       338%      104,126
CONSUMER PRODUCTS FUND INVESTOR CLASS
   MARCH 31, 2010        37.83     43.75%      1.37%      1.46%        200%      182,915
   March 31, 2009        26.39    (26.96)%     1.38%      1.81%        445%       14,703
   March 31, 2008        36.40      1.72%      1.37%      1.37%        449%        8,722
   March 31, 2007        36.11     16.58%      1.37%      1.29%        455%       21,814
   March 31, 2006        31.03      3.13%      1.32%      0.98%        813%       11,815
ELECTRONICS FUND INVESTOR CLASS
   MARCH 31, 2010+++     52.33     59.74%      1.38%     (0.06)%       592%       15,988
   March 31, 2009+++     32.76    (34.89)%     1.34%     (0.03)%       408%      106,703
   March 31, 2008+++     50.30    (19.26)%     1.36%     (0.37)%       784%        9,835
   March 31, 2007+++     62.30     (7.84)%     1.37%     (0.76)%       759%       15,376
   March 31, 2006+++     67.60      31.13%     1.34%     (0.91)%       911%       34,194
ENERGY FUND INVESTOR CLASS
   MARCH 31, 2010        20.91     49.37%      1.38%      0.51%        228%       35,228
   March 31, 2009        14.01    (46.01)%     1.37%      0.28%        310%       53,627
   March 31, 2008        27.29     20.91%      1.37%     (0.10)%       188%       63,325
   March 31, 2007        23.19      8.87%      1.36%     (0.01)%       283%       75,204
   March 31, 2006        21.68     29.60%      1.34%      0.08%        415%       90,331

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                 NET
                                              REALIZED          NET
                                                 AND          INCREASE
                      NET ASSET      NET      UNREALIZED     (DECREASE)    DISTRIBUTIONS  DISTRIBUTIONS
                        VALUE,   INVESTMENT     GAINS       IN NET ASSET     FROM NET        FROM NET
                      BEGINNING    INCOME    (LOSSES) ON  VALUE RESULTING   INVESTMENT       REALIZED        TOTAL
YEAR ENDED            OF PERIOD    (LOSS)+   INVESTMENTS  FROM OPERATIONS     INCOME          GAINS      DISTRIBUTIONS
----------            ---------  ----------  -----------  ---------------  -------------  -------------  -------------
ENERGY SERVICES FUND INVESTOR CLASS
   MARCH 31, 2010       $25.07   $ (.01)       $ 17.77        $ 17.76          $--             $ --          $   --
   March 31, 2009        58.04     (.24)        (32.73)        (32.97)          --               --              --
   March 31, 2008        47.47     (.43)         11.00          10.57           --               --              --
   March 31, 2007        45.05     (.36)          2.78           2.42           --               --              --
   March 31, 2006        30.12     (.30)         15.23          14.93           --               --              --
FINANCIAL SERVICES FUND INVESTOR CLASS
   MARCH 31, 2010+++     44.37      .41          31.07          31.48         (.62)              --            (.62)
   March 31, 2009+++    101.80     1.60         (57.13)        (55.53)       (1.90)              --           (1.90)
   March 31, 2008+++    142.50     1.70         (40.20)        (38.50)       (2.20)              --           (2.20)
   March 31, 2007+++    132.60     1.40           9.14          10.54         (.64)              --            (.64)
   March 31, 2006+++    114.00     1.70          18.10          19.80        (1.20)              --           (1.20)
HEALTH CARE FUND INVESTOR CLASS
   MARCH 31, 2010        11.20     (.01)          4.62           4.61         (.01)              --            (.01)
   March 31, 2009        14.28      .07          (3.15)         (3.08)          --               --              --
   March 31, 2008        15.28     (.02)          (.98)         (1.00)          --               --              --
   March 31, 2007        14.54      .03            .71            .74           --               --              --
   March 31, 2006        12.71     (.05)          1.88           1.83           --               --              --
INTERNET FUND INVESTOR CLASS
   MARCH 31, 2010        26.58     (.38)         15.54          15.16           --               --              --
   March 31, 2009        38.55     (.29)        (11.23)        (11.52)        (.45)              --            (.45)
   March 31, 2008        41.11     (.46)         (2.87)         (2.41)        (.15)              --            (.15)
   March 31, 2007        40.22     (.44)          1.33            .89           --               --              --
   March 31, 2006        32.29     (.40)          8.33           7.93           --               --              --
LEISURE FUND INVESTOR CLASS
   MARCH 31, 2010        15.40      .03          12.05          12.08           --               --              --
   March 31, 2009        31.72      .01         (16.33)        (16.32)          --               --              --
   March 31, 2008        35.87      .09          (4.24)         (4.15)          --               --              --
   March 31, 2007        32.56      (--)ss        3.31           3.31           --               --              --
   March 31, 2006        30.50     (.07)          2.13           2.06           --               --              --

                                                        RATIOS TO
                                                   AVERAGE NET ASSETS:
                                             ------------------------------             NET ASSETS,
                      NET ASSET                                      NET                   END OF
                        VALUE,      TOTAL                        INVESTMENT  PORTFOLIO     PERIOD
                       END OF    INVESTMENT    TOTAL      NET      INCOME     TURNOVER     (000'S
YEAR ENDED              PERIOD    RETURN++   EXPENSES  EXPENSES    (LOSS)       RATE     OMITTED)
----------            ---------  ----------  --------  --------  ----------  ---------  -----------
ENERGY SERVICES FUND INVESTOR CLASS
   MARCH 31, 2010      $ 42.83     70.84%      1.38%     1.38%     (0.01)%       472%     $ 49,371
   March 31, 2009        25.07    (56.81)%     1.37%     1.37%     (0.48)%       207%       59,706
   March 31, 2008        58.04     22.27%      1.37%     1.37%     (0.77)%       193%       82,691
   March 31, 2007        47.47      5.37%      1.36%     1.36%     (0.80)%       196%       91,095
   March 31, 2006        45.05     49.57%      1.35%     1.35%     (0.81)%       324%      147,439
FINANCIAL SERVICES FUND INVESTOR CLASS
   MARCH 31, 2010+++     75.23     71.12%      1.38%     1.38%      0.64%        447%       26,364
   March 31, 2009+++     44.37    (54.76)%     1.37%     1.37%      2.16%        755%       13,257
   March 31, 2008+++    101.80    (27.26)%     1.38%     1.38%      1.25%        913%        4,640
   March 31, 2007+++    142.50      7.94%      1.34%     1.34%      1.03%        534%       22,658
   March 31, 2006+++    132.60     17.42%      1.36%     1.34%      1.32%        821%       12,226
HEALTH CARE FUND INVESTOR CLASS
   MARCH 31, 2010        15.80      41.17%     1.37%     1.37%     (0.04)%       241%      195,616
   March 31, 2009        11.20    (21.57)%     1.36%     1.36%      0.48%        745%       13,920
   March 31, 2008        14.28     (6.54)%     1.37%     1.37%     (0.13)%       444%       22,062
   March 31, 2007        15.28      5.09%      1.35%     1.35%      0.23%        545%       33,878
   March 31, 2006        14.54     14.40%      1.33%     1.33%     (0.35)%       568%       46,432
INTERNET FUND INVESTOR CLASS
   MARCH 31, 2010        41.74     57.04%      1.37%       --      (1.12)%       443%       21,924
   March 31, 2009        26.58    (29.63)%     1.35%       --      (1.01)%       550%       61,745
   March 31, 2008        38.55     (5.92)%     1.38%       --       1.00%        870%        4,365
   March 31, 2007        41.11      2.21%      1.37%       --      (1.09)%##     864%        5,496
   March 31, 2006        40.22     24.56%      1.34%       --      (1.10)%     1,371%       16,288
LEISURE FUND INVESTOR CLASS
   MARCH 31, 2010        27.48     78.44%      1.37%       --       0.13%        943%       13,186
   March 31, 2009        15.40    (51.45)%     1.37%       --       0.05%      1,529%        4,132
   March 31, 2008        31.72    (11.57)%     1.39%       --       0.24%        646%        3,283
   March 31, 2007        35.87     10.17%      1.37%       --      (0.01)%       675%        9,130
   March 31, 2006        32.56      6.75%      1.34%       --      (0.25)%       734%       16,418

                                  PROSPECTUS 79

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.



                                              NET REALIZED      NET INCREASE
                    NET ASSET       NET      AND UNREALIZED      (DECREASE)     DISTRIBUTIONS   DISTRIBUTIONS
                      VALUE,    INVESTMENT        GAINS         IN NET ASSET       FROM NET        FROM NET
                    BEGINNING     INCOME       (LOSSES) ON    VALUE RESULTING    INVESTMENT        REALIZED       RETURN
YEAR ENDED          OF PERIOD     (LOSS)+      INVESTMENTS    FROM OPERATIONS       INCOME          GAINS       OF CAPITAL
----------          ---------   ----------   --------------   ---------------   -------------   -------------   ----------
PRECIOUS METALS FUND INVESTOR CLASS
   MARCH 31, 2010     $46.36      $(.44)        $ 15.96           $ 15.52         $   --            $(.08)        $(.07)
   March 31, 2009      69.89       (.23)         (23.30)           (23.53)            --               --            --
   March 31, 2008      56.21       (.37)          14.05             13.68             --               --            --
   March 31, 2007      54.50       (.03)           1.74              1.71             --               --            --
   March 31, 2006      35.64       (.07)          18.93             18.86             --               --            --
RETAILING FUND INVESTOR CLASS
   MARCH 31, 2010       8.58        .03            4.14              4.17             --               --            --
   March 31, 2009      11.54       (.01)          (2.95)            (2.96)            --               --            --
   March 31, 2008      14.47       (.04)          (2.89)            (2.93)            --               --            --
   March 31, 2007      13.48       (.06)           1.05               .99             --               --            --
   March 31, 2006      12.30       (.08)           1.26              1.18             --               --            --
TECHNOLOGY FUND INVESTOR CLASS
   MARCH 31, 2010       7.70       (.05)           4.38              4.33             --               --            --
   March 31, 2009      11.77       (.03)          (4.04)            (4.07)            --               --            --
   March 31, 2008      12.53       (.10)           (.66)             (.76)            --               --            --
   March 31, 2007      12.35       (.11)            .29               .18             --               --            --
   March 31, 2006      10.35       (.09)           2.12              2.03           (.03)              --            --
TELECOMMUNICATIONS FUND INVESTOR CLASS
   MARCH 31, 2010      10.29        .26            3.52              3.78           (.34)              --            --
   March 31, 2009      17.04        .27           (6.68)            (6.41)          (.34)              --            --
   March 31, 2008      19.02        .12           (2.08)            (1.96)          (.02)              --            --
   March 31, 2007      17.74        .16            1.23              1.39           (.11)              --            --
   March 31, 2006      14.33        .21            3.60              3.81           (.40)              --            --
TRANSPORTATION FUND INVESTOR CLASS
   MARCH 31, 2010      14.38       (.15)           9.70              9.55           (.14)              --            --
   March 31, 2009      25.21        .07          (10.90)           (10.83)           (--)ss            --            --
   March 31, 2008      29.16        .06           (4.01)            (3.95)            --               --            --
   March 31, 2007      28.30       (.14)           1.00               .86             --               --            --
   March 31, 2006      22.42       (.09)           5.97              5.88             --               --            --
UTILITIES FUND INVESTOR CLASS
   MARCH 31, 2010      20.56        .61            4.85              5.46          (1.22)              --            --
   March 31, 2009      29.29        .72           (9.32)            (8.60)          (.13)              --            --
   March 31, 2008      31.89        .51           (2.31)            (1.80)          (.80)              --            --
   March 31, 2007      24.90        .52            6.83              7.35           (.36)              --            --
   March 31, 2006      23.62        .51            1.21              1.72           (.44)              --            --

                                                                   RATIOS TO
                                                              AVERAGE NET ASSETS:
                                                             ---------------------
                                    NET ASSET                               NET                    NET ASSETS,
                                      VALUE,      TOTAL                 INVESTMENT   PORTFOLIO        END OF
                        TOTAL         END OF    INVESTMENT     TOTAL      INCOME     TURNOVER         PERIOD
YEAR ENDED          DISTRIBUTIONS     PERIOD     RETURN++    EXPENSES     (LOSS)       RATE      (000'S OMITTED)
----------          -------------   ---------   ----------   --------   ----------   ---------   ---------------
PRECIOUS METALS FUND INVESTOR CLASS
   MARCH 31, 2010     $ (.15)         $61.73      33.44%       1.28%      (0.76)%        383%       $113,546
   March 31, 2009         --           46.36     (33.67)%      1.28%      (0.48)%        245%        160,759
   March 31, 2008         --           69.89      24.34%       1.27%      (0.58)%        203%        149,805
   March 31, 2007         --           56.21       3.14%       1.26%      (0.05)%        259%        149,876
   March 31, 2006         --           54.50      52.92%       1.24%      (0.16)%        277%        213,017
RETAILING FUND INVESTOR CLASS
   MARCH 31, 2010         --           12.75      48.60%       1.38%       0.28%       1,049%         12,060
   March 31, 2009         --            8.58     (25.65)%      1.32%      (0.14)%        461%         84,894
   March 31, 2008         --           11.54     (20.25)%      1.37%      (0.27)%      1,205%          3,152
   March 31, 2007         --           14.47       7.34%       1.36%      (0.45)%        952%          4,033
   March 31, 2006         --           13.48       9.59%       1.33%      (0.60)%      1,163%          7,608
TECHNOLOGY FUND INVESTOR CLASS
   MARCH 31, 2010         --           12.03      56.23%       1.38%      (0.52)%        335%         37,391
   March 31, 2009         --            7.70     (34.58)%      1.37%      (0.29)%        564%         11,601
   March 31, 2008         --           11.77      (6.07)%      1.37%      (0.72)%        694%          9,916
   March 31, 2007         --           12.53       1.46%       1.36%      (0.91)%        684%         14,274
   March 31, 2006       (.03)          12.35      19.65%       1.33%      (0.79)%        666%         21,182
TELECOMMUNICATIONS FUND INVESTOR CLASS
   MARCH 31, 2010       (.34)          13.73      36.88%       1.39%       2.03%         867%          4,677
   March 31, 2009       (.34)          10.29     (37.55)%      1.39%       1.92%         672%          4,440
   March 31, 2008       (.02)          17.04     (10.32)%      1.37%       0.58%         528%         11,134
   March 31, 2007       (.11)          19.02       7.87%       1.37%       0.89%         430%         16,699
   March 31, 2006       (.40)          17.74      26.96%       1.38%       1.30%         820%         56,695
TRANSPORTATION FUND INVESTOR CLASS
   MARCH 31, 2010       (.14)          23.79      66.51%       1.37%      (0.68)%      1,073%         22,292
   March 31, 2009        (--)ss        14.38     (42.96)%      1.38%       0.33%         875%         20,990
   March 31, 2008         --           25.21     (13.55)%      1.36%       0.22%         952%         17,420
   March 31, 2007         --           29.16       3.04%       1.36%      (0.48)%        686%          6,635
   March 31, 2006         --           28.30      26.23%       1.37%      (0.36)%        669%         45,580
UTILITIES FUND INVESTOR CLASS
   MARCH 31, 2010      (1.22)          24.80      26.58%       1.39%       2.49%         758%          9,912
   March 31, 2009       (.13)          20.56     (29.40)%      1.39%       2.90%         684%         10,348
   March 31, 2008       (.80)          29.29      (5.88)%      1.39%       1.57%         375%         11,242
   March 31, 2007       (.36)          31.89      29.64%       1.37%       1.86%         557%         84,150
   March 31, 2006       (.44)          24.90       7.25%       1.33%       1.99%         728%         11,717

FINANCIAL HIGHLIGHTS (CONCLUDED)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.



                                              NET REALIZED      NET INCREASE
                    NET ASSET       NET      AND UNREALIZED      (DECREASE)     DISTRIBUTIONS   DISTRIBUTIONS
                      VALUE,    INVESTMENT        GAINS         IN NET ASSET       FROM NET        FROM NET
                    BEGINNING     INCOME       (LOSSES) ON    VALUE RESULTING    INVESTMENT        REALIZED         TOTAL
YEAR ENDED          OF PERIOD     (LOSS)+      INVESTMENTS    FROM OPERATIONS       INCOME          GAINS       DISTRIBUTIONS
----------          ---------   ----------   --------------   ---------------   -------------   -------------   -------------
U.S. GOVERNMENT MONEY MARKET FUND INVESTOR CLASS
MARCH 31, 2010        $1.00       $ --ss           $--             $ --ss          $(--)ss           $--           $ (--)ss
March 31, 2009         1.00        .01              --              .01             (.01)             --            (.01)
March 31, 2008         1.00        .04              --              .04             (.04)             --            (.04)
March 31, 2007         1.00        .04              --              .04             (.04)             --            (.04)
March 31, 2006         1.00        .03              --              .03             (.03)             --            (.03)

                                                    RATIOS TO
                                               AVERAGE NET ASSETS:
                                           ----------------------------
                    NET ASSET                                    NET                NET ASSETS,
                      VALUE,     TOTAL                       INVESTMENT PORTFOLIO      END OF
                      END OF   INVESTMENT    TOTAL     NET     INCOME   TURNOVER       PERIOD
YEAR ENDED            PERIOD    RETURN++   EXPENSES EXPENSES   (LOSS)     RATE    (000'S OMITTED)
----------          --------- ----------- --------- -------- ---------- --------- ---------------
U.S. GOVERNMENT MONEY MARKET FUND INVESTOR CLASS
MARCH 31, 2010        $1.00      0.01%       0.93%    0.37%    0.01%        --       $  872,765
March 31, 2009         1.00      1.06%       0.95%    0.90%    1.02%        --        1,114,286
March 31, 2008         1.00      3.76%       0.93%    0.93%    3.71%        --          978,584
March 31, 2007         1.00      4.26%       0.92%    0.92%    4.20%        --          982,347
March 31, 2006         1.00      2.79%       0.88%    0.88%    2.74%        --          975,088

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ TOTAL INVESTMENT RETURN DOES NOT REFLECT THE IMPACT OF ANY APPLICABLE SALES CHARGES AND HAS NOT BEEN ANNUALIZED.

+++  REVERSE SHARE SPLITS:

          BANKING FUND, FINANCIAL SERVICES FUND -- PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2006 THROUGH APRIL 19, 2009 HAVE BEEN RESTATED TO REFLECT A 1:10 REVERSE SHARE SPLIT EFFECTIVE APRIL 20, 2009; ELECTRONICS FUND -- PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2006 THROUGH APRIL 19, 2009 HAVE BEEN RESTATED TO REFLECT A 1:5 REVERSE SHARE SPLIT EFFECTIVE APRIL 20, 2009 -- SEE NOTE 8.

## NET INVESTMENT INCOME TO AVERAGE ASSETS INCLUDES 1.91% FOR INVESTOR CLASS, ADVISOR CLASS, A-CLASS, AND C-CLASS, RESULTING FROM A SPECIAL DIVIDEND FROM PALM, INC. ON OCTOBER 25, 2007.

ss   LESS THAN $.01 PER SHARE.

                                 PROSPECTUS 81


ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI DATED AUGUST 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("http://www.sec.gov") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: publicin-fo@sec.gov.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING
800.820.0888 OR 301.296.5100, VISITING THE RYDEX|SGI WEB SITE AT www.rydex-sgi.com, OR WRITING TO RYDEX|SGI SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX|SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

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

                                  PROSPECTUS 83


THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

(RYDEX|SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydex-sgi.com

RSSI-1-0810x0811

                                                          RYDEX|SGI SERIES FUNDS

                                           A-CLASS AND C-CLASS SHARES PROSPECTUS

                                                                  AUGUST 1, 2010

                              DOMESTIC EQUITY FUNDS

NOVA FUND (A-CLASS: RYANX)(C-CLASS: RYNCX)
S&P 500 FUND (A-CLASS: RYSOX)(C-CLASS: RYSYX)
INVERSE S&P 500 STRATEGY FUND (A-CLASS: RYARX)(C-CLASS: RYUCX) NASDAQ-100(R) FUND (A-CLASS: RYATX)(C-CLASS: RYCOX)
INVERSE NASDAQ-100(R) STRATEGY FUND (A-CLASS: RYAPX)(C-CLASS: RYACX) MID-CAP 1.5X STRATEGY FUND (A-CLASS: RYAHX)(C-CLASS: RYDCX)
INVERSE MID-CAP STRATEGY FUND (A-CLASS: RYAGX)(C-CLASS: RYCLX)
RUSSELL 2000(R) 1.5X STRATEGY FUND (A-CLASS: RYAKX)(C-CLASS: RYCMX) RUSSELL 2000(R) FUND (A-CLASS: RYRRX)(C-CLASS: RYROX)
INVERSE RUSSELL 2000(R) STRATEGY FUND (A-CLASS: RYAFX)(C-CLASS: RYCQX) S&P 500 PURE GROWTH FUND (A-CLASS: RYLGX)(C-CLASS: RYGRX)
S&P 500 PURE VALUE FUND (A-CLASS: RYLVX)(C-CLASS: RYVVX)
S&P MIDCAP 400 PURE GROWTH FUND (A-CLASS: RYMGX)(C-CLASS: RYCKX)
S&P MIDCAP 400 PURE VALUE FUND (A-CLASS: RYMVX)(C-CLASS: RYMMX)
S&P SMALLCAP 600 PURE GROWTH FUND (A-CLASS: RYSGX)(C-CLASS: RYWCX)
S&P SMALLCAP 600 PURE VALUE FUND (A-CLASS: RYSVX)(C-CLASS: RYYCX)

                           INTERNATIONAL EQUITY FUNDS

EUROPE 1.25X STRATEGY FUND (A-CLASS: RYAEX)(C-CLASS: RYCEX)
JAPAN 2X STRATEGY FUND (A-CLASS: RYJSX)(C-CLASS: RYJTX)

                                 SPECIALTY FUNDS

STRENGTHENING DOLLAR 2X STRATEGY FUND (A-CLASS: RYSDX)(C-CLASS: RYSJX) WEAKENING DOLLAR 2X STRATEGY FUND (A-CLASS: RYWDX)(C-CLASS: RYWJX) REAL ESTATE FUND (A-CLASS: RYREX)(C-CLASS: RYCRX)

                               FIXED INCOME FUNDS

GOVERNMENT LONG BOND 1.2X STRATEGY FUND (A-CLASS: RYABX)(C-CLASS: RYCGX) INVERSE GOVERNMENT LONG BOND STRATEGY FUND (A-CLASS: RYAQX)(C-CLASS: RYJCX) HIGH YIELD STRATEGY FUND (A-CLASS: RYHDX)(C-CLASS: RYHHX)
INVERSE HIGH YIELD STRATEGY FUND (A-CLASS: RYILX)(C-CLASS: RYIYX)

                                MONEY MARKET FUND

       U.S. GOVERNMENT MONEY MARKET FUND (A-CLASS: RYAXX)(C-CLASS: RYCXX)

                                                (RYDEX|SGI(SM) LOGO)
                                                SECURITY GLOBAL INVESTORS

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FUND SUMMARIES

(INCLUDES IMPORTANT INFORMATION ABOUT THE FUND (IF APPLICABLE), FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, MANAGEMENT, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)

     DOMESTIC EQUITY FUNDS

     Nova Fund                                                           1
     S&P 500 Fund                                                        7
     Inverse S&P 500 Strategy Fund                                      12
     NASDAQ-100(R) Fund                                                 18
     Inverse NASDAQ-100(R) Strategy Fund                                23
     Mid-Cap 1.5x Strategy Fund                                         30
     Inverse Mid-Cap Strategy Fund                                      36
     Russell 2000(R) 1.5x Strategy Fund                                 42
     Russell 2000(R) Fund                                               48
     Inverse Russell 2000(R) Strategy Fund                              53
     S&P 500 Pure Growth Fund                                           59
     S&P 500 Pure Value Fund                                            64
     S&P MidCap 400 Pure Growth Fund                                    69
     S&P MidCap 400 Pure Value Fund                                     74
     S&P SmallCap 600 Pure Growth Fund                                  79
     S&P SmallCap 600 Pure Value Fund                                   84

     INTERNATIONAL EQUITY FUNDS

     Europe 1.25x Strategy Fund                                         89
     Japan 2x Strategy Fund                                             96

     SPECIALTY FUNDS

     Strengthening Dollar 2x Strategy Fund                             103
     Weakening Dollar 2x Strategy Fund                                 109
     Real Estate Fund                                                  115

     FIXED INCOME FUNDS

     Government Long Bond 1.2x Strategy Fund                           120
     Inverse Government Long Bond Strategy Fund                        126
     High Yield Strategy Fund                                          132
     Inverse High Yield Strategy Fund                                  138

     MONEY MARKET FUND

     U.S. Government Money Market Fund                                 145

     PURCHASE AND SALE OF FUND SHARES                                  149

     TAX INFORMATION                                                   149

     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES     149

     MORE INFORMATION ABOUT THE TRUST AND THE FUNDS                    151

     MANAGEMENT OF THE FUNDS                                           174

     SHAREHOLDER INFORMATION                                           176

     BUYING, SELLING AND EXCHANGING FUND SHARES                        177

     SALES CHARGES                                                     180

          A-Class Shares                                               180
          C-Class Shares                                               183

     BUYING FUND SHARES                                                183

     SELLING FUND SHARES                                               186

     EXCHANGING FUND SHARES                                            188

     ACCOUNT POLICIES                                                  189

     DISTRIBUTION AND SHAREHOLDER SERVICES                             192

     DIVIDENDS AND DISTRIBUTIONS                                       193

     ADDITIONAL TAX INFORMATION                                        193

     FINANCIAL HIGHLIGHTS                                              195

     INDEX PUBLISHERS INFORMATION                                      204

     ADDITIONAL INFORMATION                                            209

NOVA FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Nova Fund (the "Fund") is very different from most other mutual funds in that it seeks DAILY LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 1.5x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and
(c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                            A-CLASS   C-CLASS
                                                                            -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                           4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                         None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                              0.75%     0.75%
Distribution and Shareholder Service (12b-1) Fees                            0.25%     1.00%
Other Expenses                                                               0.54%     0.53%
Total Annual Fund Operating Expenses                                         1.54%     2.28%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $624      $938    $1,275     $2,222
C-CLASS SHARES    $332      $715    $1,225     $2,626

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $232     $715      $1,225    $2,626

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and leveraged derivative instruments, which primarily consist of equity index swap agreements, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the Fund's benchmark. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $1 billion to $268 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than 150% of the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than 150% of the performance of the underlying index.


---------------------------------------------------------------------------------------------
        INDEX PERFORMANCE                            ANNUALIZED VOLATILITY
---------------------------------------------------------------------------------------------
       1X             1.5X               10%        25%        50%        75%         100%
---------------------------------------------------------------------------------------------
      -60%            -90%              -75%       -75%       -77%       -79%         -83%
---------------------------------------------------------------------------------------------
      -50%            -75%              -65%       -65%       -68%       -72%         -76%
---------------------------------------------------------------------------------------------
      -40%            -60%              -54%       -55%       -58%       -62%         -68%
---------------------------------------------------------------------------------------------
      -30%            -45%              -42%       -43%       -47%       -52%         -60%
---------------------------------------------------------------------------------------------
      -20%            -30%              -29%       -31%       -34%       -42%         -51%
---------------------------------------------------------------------------------------------
      -10%            -15%              -15%       -17%       -23%       -32%         -41%
---------------------------------------------------------------------------------------------
        0%              0%                0%        -2%        -9%       -19%         -32%
---------------------------------------------------------------------------------------------
       10%             15%               14%        13%         5%        -6%         -21%
---------------------------------------------------------------------------------------------
       20%             30%               31%        29%        19%         9%          -9%
---------------------------------------------------------------------------------------------
       30%             45%               47%        45%        35%        20%           2%
---------------------------------------------------------------------------------------------
       40%             60%               65%        62%        50%        35%          13%
---------------------------------------------------------------------------------------------
       50%             75%               83%        79%        68%        49%          25%
---------------------------------------------------------------------------------------------
       60%             90%              102%        98%        85%        63%          38%
---------------------------------------------------------------------------------------------


The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 24.67%. The underlying index's highest one-year volatility rate during the five year period is 45.58%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -0.79%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -11.27%.

[Insert Bar Chart]

2002   -35.81%
2003    39.04%
2004    14.27%
2005     3.61%
2006    18.52%
2007     0.72%
2008   -54.71%
2009    34.65%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   23.61%   (quarter ended 12/31/2008)   -34.90%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                             Past 1                  Since Inception
A-Class Shares                                                Year    Past 5 Years     (3/31/2004)
--------------                                               ------   ------------   ---------------
Return Before Taxes                                          29.36%      -5.71%          -3.14%
Return After Taxes on Distributions                          28.97%      -6.58%          -3.92%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                    19.08%      -5.13%          -2.97%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
   OR TAXES)                                                 26.46%       0.42%           1.88%

                                                             Past 1                  Since Inception
C-Class Shares                                                Year    Past 5 Years     (3/14/2001)
--------------                                               ------   ------------   ---------------
Return Before Taxes                                          33.65%      -5.48%          -3.61%
Return After Taxes on Distributions                          33.23%      -6.38%          -4.16%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                    21.87%      -4.95%          -3.22%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
   OR TAXES)                                                 26.46%       0.42%           1.38%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

S&P 500 FUND

INVESTMENT OBJECTIVE - The S&P 500 Fund (the "Fund") seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the S&P 500(R) Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                            A-CLASS   C-CLASS
                                                                            -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                           4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                         None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                              0.75%     0.75%
Distribution and Shareholder Service (12b-1) Fees                            0.25%     1.00%
Other Expenses                                                               0.53%     0.53%
Total Annual Fund Operating Expenses                                         1.53%     2.28%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $623      $935    $1,270     $2,212
C-CLASS SHARES    $331      $712    $1,220     $2,615

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $231      $712    $1,220     $2,615

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $1 billion to $268 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

- use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -7.59%.

[Insert Bar Chart]

2007     2.77%
2008   -37.05%
2009    23.82%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   15.41%   (quarter ended 12/31/2008)   -22.84%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Past 1   Since Inception
A-Class Shares                                                          Year     (05/31/2006)
--------------                                                         ------   ---------------
Return Before Taxes                                                    18.79%       -3.88%
Return After Taxes on Distributions                                    18.58%       -4.17%
Return After Taxes on Distributions and Sale of Fund Shares            12.21%       -3.42%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%       -1.45%

                                                                       Past 1   Since Inception
C-Class Shares                                                          Year     (05/31/2006)
--------------                                                         ------   ---------------
Return Before Taxes                                                    22.82%       -3.33%
Return After Taxes on Distributions                                    22.60%       -3.62%
Return After Taxes on Distributions and Sale of Fund Shares            14.83%       -2.96%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%       -1.45%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

INVERSE S&P 500 STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse S&P 500 Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks DAILY INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the underlying index.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investments results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500(R) Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                            A-CLASS   C-CLASS
                                                                            -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                           4.75%      None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                         None       1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                              0.90%      0.90%
Distribution and Shareholder Service (12b-1) Fees                            0.25%      1.00%
Other Expenses                                                               0.52%      0.53%
Total Annual Fund Operating Expenses                                         1.67%      2.43%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $637      $976    $1,339     $2,357
C-CLASS SHARES    $346      $758    $1,296     $2,766

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $246      $758    $1,296     $2,766

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Unlike a traditional index fund, the Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $1 billion to $268 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE UNDERLYING INDEX, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.

---------------------------------------------------------------------------------------------
         INDEX PERFORMANCE                            ANNUALIZED VOLATILITY
---------------------------------------------------------------------------------------------
       1X              -1X              10%         25%         50%        75%        100%
---------------------------------------------------------------------------------------------
      -60%             60%             148%        132%         96%        42%         -6%
---------------------------------------------------------------------------------------------
      -50%             50%              98%         87%         57%        14%        -28%
---------------------------------------------------------------------------------------------
      -40%             40%              65%         56%         30%        -5%        -38%
---------------------------------------------------------------------------------------------
      -30%             30%              42%         34%         13%       -18%        -47%
---------------------------------------------------------------------------------------------
      -20%             20%              24%         18%         -3%       -28%        -54%
---------------------------------------------------------------------------------------------
      -10%             10%              10%          4%        -13%       -36%        -59%
---------------------------------------------------------------------------------------------
        0%              0%              -1%         -6%        -22%       -43%        -64%
---------------------------------------------------------------------------------------------
       10%            -10%             -10%        -15%        -29%       -48%        -67%
---------------------------------------------------------------------------------------------
       20%            -20%             -17%        -22%        -35%       -53%        -69%
---------------------------------------------------------------------------------------------
       30%            -30%             -24%        -28%        -40%       -56%        -71%
---------------------------------------------------------------------------------------------
       40%            -40%             -29%        -33%        -44%       -60%        -73%
---------------------------------------------------------------------------------------------
       50%            -50%             -34%        -37%        -48%       -62%        -76%
---------------------------------------------------------------------------------------------
       60%            -60%             -38%        -41%        -51%       -65%        -78%
---------------------------------------------------------------------------------------------



The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 24.67%. The underlying index's highest one-year volatility rate during the five year period is 45.58%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -0.79%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 3.89%.

[Insert Bar Chart]

2002    21.06%
2003   -24.47%
2004   -10.87%
2005    -1.66%
2006    -7.83%
2007     0.23%
2008    39.51%
2009   -28.00%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 9/30/2002)   17.34%   (quarter ended 6/30/2009)   -15.73%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                Past 1                  Since Inception
A-Class Shares                                                   Year    Past 5 Years     (3/31/2004)
--------------                                                  ------   ------------   ---------------
Return Before Taxes                                             -30.90%     -2.09%          -3.26%
Return After Taxes on Distributions                             -30.94%     -2.83%          -3.89%
Return After Taxes on Distributions and Sale of Fund Shares     -20.09%     -2.17%          -3.08%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
   TAXES)                                                        26.46%      0.42%           1.88%

                                                                Past 1                  Since Inception
C-Class Shares                                                   Year    Past 5 Years     (3/15/2001)
--------------                                                  ------   ------------   ---------------
Return Before Taxes                                             -28.71%     -1.81%          -3.10%
Return After Taxes on Distributions                             -28.76%     -2.56%          -3.71%
Return After Taxes on Distributions and Sale of Fund Shares     -18.66%     -1.94%          -2.89%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
   TAXES)                                                        26.46%      0.42%           1.32%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

NASDAQ-100(R) FUND

INVESTMENT OBJECTIVE - The NASDAQ-100(R) Fund (the "Fund") seeks to provide investment results that correspond to a benchmark for over-the-counter securities on a daily basis. The Fund's current benchmark is the NASDAQ-100 Index(R) (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                                    A-CLASS   C-CLASS
                                                                                    -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                                    4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                                  None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                       0.75%     0.75%
Distribution and Shareholder Service (12b-1) Fees                                     0.25%     1.00%
Other Expenses                                                                        0.55%     0.55%
Total Annual Fund Operating Expenses                                                  1.55%     2.30%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $625      $941     $1,280    $2,233
C-CLASS SHARES    $333      $718     $1,230    $2,636

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $233      $718     $1,230    $2,636

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The NASDAQ-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with capitalizations ranging from $2 billion to $229 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. The Fund also may invest in American Depositary Receipts ("ADRs") to gain exposure to international companies included in the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index(R) is concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio.

In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK - The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -7.19%.

[Insert Bar Chart]

2002   -39.07%
2003    44.59%
2004     8.41%
2005     0.24%
2006     5.18%
2007    16.86%
2008   -42.43%
2009    50.81%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   18.96%   (quarter ended 6/30/2002)   -28.32%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                              Past 1                  Since Inception
A-Class Shares                                                 Year    Past 5 Years     (3/31/2004)
--------------                                                ------   ------------   ---------------
Return Before Taxes                                            44.73%      1.11%           2.92%
Return After Taxes on Distributions                            44.73%      1.09%           2.90%
Return After Taxes on Distributions and Sale of Fund Shares    29.08%      0.93%           2.49%
NASDAQ-100 Index(R) (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                          53.54%      2.79%           4.57%

                                                              Past 1                  Since Inception
C-Class Shares                                                 Year    Past 5 Years     (3/26/2001)
--------------                                                ------   ------------   ---------------
Return Before Taxes                                            49.81%      1.36%           -0.77%
Return After Taxes on Distributions                            49.81%      1.33%           -0.78%
Return After Taxes on Distributions and Sale of Fund Shares    32.38%      1.14%           -0.66%
NASDAQ-100 Index(R) (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                          53.54%      2.79%            1.19%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

INVERSE NASDAQ-100(R) STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse NASDAQ-100(R) Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks DAILY INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the underlying index.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index(R) (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                                    A-CLASS   C-CLASS
                                                                                    -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                                    4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                                  None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                       0.90%     0.90%
Distribution and Shareholder Service (12b-1) Fees                                     0.25%     1.00%
Other Expenses                                                                        0.56%     0.57%
Total Annual Fund Operating Expenses                                                  1.71%     2.47%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $641      $988     $1,359    $2,398
C-CLASS SHARES    $350      $770     $1,316    $2,806

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $250      $770     $1,316    $2,806

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Unlike a traditional index fund, the Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The NASDAQ-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with capitalizations ranging from $2 billion to $229 billion as of June 30, 2010. The Fund may also invest in American Depositary Receipts ("ADRs") to gain inverse exposure to international companies included in the underlying index. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100

Index(R) is concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE UNDERLYING INDEX, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.

---------------------------------------------------------------------------------------------
         INDEX PERFORMANCE                            ANNUALIZED VOLATILITY
---------------------------------------------------------------------------------------------
       1X              -1X              10%         25%         50%        75%        100%
---------------------------------------------------------------------------------------------
      -60%             60%             148%        132%         96%        42%         -6%
---------------------------------------------------------------------------------------------
      -50%             50%              98%         87%         57%        14%        -28%
---------------------------------------------------------------------------------------------
      -40%             40%              65%         56%         30%        -5%        -38%
---------------------------------------------------------------------------------------------
      -30%             30%              42%         34%         13%       -18%        -47%
---------------------------------------------------------------------------------------------
      -20%             20%              24%         18%         -3%       -28%        -54%
---------------------------------------------------------------------------------------------
      -10%             10%              10%          4%        -13%       -36%        -59%
---------------------------------------------------------------------------------------------
        0%              0%              -1%         -6%        -22%       -43%        -64%
---------------------------------------------------------------------------------------------
       10%            -10%             -10%        -15%        -29%       -48%        -67%
---------------------------------------------------------------------------------------------
       20%            -20%             -17%        -22%        -35%       -53%        -69%
---------------------------------------------------------------------------------------------
       30%            -30%             -24%        -28%        -40%       -56%        -71%
---------------------------------------------------------------------------------------------
       40%            -40%             -29%        -33%        -44%       -60%        -73%
---------------------------------------------------------------------------------------------
       50%            -50%             -34%        -37%        -48%       -62%        -76%
---------------------------------------------------------------------------------------------
       60%            -60%             -38%        -41%        -51%       -65%        -78%
---------------------------------------------------------------------------------------------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 26.18%. The underlying index's highest one-year volatility rate during the five year period is 45.23%. The underlying index's annualized performance for the five year period ended June 30, 2010 is 3.08%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK - The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 3.17%.

[Insert Bar Chart]

2002    34.00%
2003   -37.61%
2004   -12.50%
2005     0.14%
2006    -2.06%
2007   -12.62%
2008    47.08%
2009   -40.94%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2002)   32.41%   (quarter ended 12/31/2002)   -18.98%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                Past 1                  Since Inception
A-Class Shares                                                   Year    Past 5 Years     (3/31/2004)
--------------                                                  ------   ------------   ---------------
Return Before Taxes                                             -43.33%     -5.94%           -7.43%
Return After Taxes on Distributions                             -43.33%     -6.54%           -7.94%
Return After Taxes on Distributions and Sale of Fund Shares     -28.17%     -5.23%           -6.36%
NASDAQ-100(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
   OR TAXES)                                                     53.54%      2.79%            4.57%

                                                                Past 1                  Since Inception
C-Class Shares                                                   Year    Past 5 Years     (3/7/2001)
--------------                                                  ------   ------------   ---------------
Return Before Taxes                                             -41.53%     -5.74%           -6.16%
Return After Taxes on Distributions                             -41.53%     -6.37%           -6.68%
Return After Taxes on Distributions and Sale of Fund Shares     -27.00%     -5.08%           -5.22%
NASDAQ-100(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
   OR TAXES)                                                     53.54%      2.79%           -0.80%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

MID-CAP 1.5X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Mid-Cap 1.5x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks DAILY LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 1.5x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and
(c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund's current benchmark is the S&P MidCap 400(R) Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                                    A-CLASS   C-CLASS
                                                                                    -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                                    4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                                  None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                       0.90%     0.90%
Distribution and Shareholder Service (12b-1) Fees                                     0.25%     1.00%
Other Expenses                                                                        0.54%     0.54%
Total Annual Fund Operating Expenses                                                  1.69%     2.44%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $639      $982     $1,349    $2,378
C-CLASS SHARES    $347      $761     $1,301    $2,776

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $247      $761     $1,301    $2,776

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 219% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies included in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P MidCap 400(R) Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. The S&P MidCap 400(R) Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with capitalizations ranging from $301 million to $7 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the MidCap 1.5x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than 150% of the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than 150% of the performance of the underlying index.

---------------------------------------------------------------------------------------------
        INDEX PERFORMANCE                            ANNUALIZED VOLATILITY
---------------------------------------------------------------------------------------------
       1X             1.5X               10%        25%        50%        75%         100%
---------------------------------------------------------------------------------------------
      -60%            -90%              -75%       -75%       -77%       -79%         -83%
---------------------------------------------------------------------------------------------
      -50%            -75%              -65%       -65%       -68%       -72%         -76%
---------------------------------------------------------------------------------------------
      -40%            -60%              -54%       -55%       -58%       -62%         -68%
---------------------------------------------------------------------------------------------
      -30%            -45%              -42%       -43%       -47%       -52%         -60%
---------------------------------------------------------------------------------------------
      -20%            -30%              -29%       -31%       -34%       -42%         -51%
---------------------------------------------------------------------------------------------
      -10%            -15%              -15%       -17%       -23%       -32%         -41%
---------------------------------------------------------------------------------------------
        0%              0%                0%        -2%        -9%       -19%         -32%
---------------------------------------------------------------------------------------------
       10%             15%               14%        13%         5%        -6%         -21%
---------------------------------------------------------------------------------------------
       20%             30%               31%        29%        19%         9%          -9%
---------------------------------------------------------------------------------------------
       30%             45%               47%        45%        35%        20%           2%
---------------------------------------------------------------------------------------------
       40%             60%               65%        62%        50%        35%          13%
---------------------------------------------------------------------------------------------
       50%             75%               83%        79%        68%        49%          25%
---------------------------------------------------------------------------------------------
       60%             90%              102%        98%        85%        63%          38%
---------------------------------------------------------------------------------------------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 27.26%. The underlying index's highest one-year volatility rate during the five year period is 49.66%. The underlying index's annualized performance for the five year period ended June 30, 2010 is 2.21%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -3.85%.

[Insert Bar Chart]

2002   -27.96%
2003    49.86%
2004    20.79%
2005    13.03%
2006    10.00%
2007     1.99%
2008   -55.04%
2009    50.41%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 9/30/2009)   29.99%   (quarter ended 12/31/2008)   -39.16%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                           Past 1   Past 5   Since Inception
A-Class Shares                                              Year     Years     (3/31/2004)
--------------                                             ------   ------   ---------------
Return Before Taxes                                         44.34%   -3.25%       -0.65%
Return After Taxes on Distributions                         44.34%   -3.85%       -1.18%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                   28.82%   -2.80%       -0.61%
S&P MidCap 400(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                       37.38%    3.27%        4.70%

                                                           Past 1   Past 5   Since Inception
C-Class Shares                                              Year     Years     (08/20/2001)
--------------                                             ------   ------   ---------------
Return Before Taxes                                         49.41%   -3.03%        1.19%
Return After Taxes on Distributions                         49.41%   -3.66%        0.76%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                   32.12%   -2.61%        0.95%
S&P MidCap 400(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                       37.38%    3.27%        6.01%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

INVERSE MID-CAP STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse Mid-Cap Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks DAILY INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the underlying index.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                       A-CLASS   C-CLASS
                                                                       -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                       4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)            None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                          0.90%     0.90%
Distribution and Shareholder Service (12b-1) Fees                        0.25%     1.00%
Other Expenses                                                           0.54%     0.53%
Total Annual Fund Operating Expenses                                     1.69%     2.43%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $639      $982     $1,349    $2,378
C-CLASS SHARES    $346      $758     $1,296    $2,766

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $246      $758     $1,296    $2,766

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Unlike a traditional index fund, the Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P MidCap 400(R) Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. The S&P MidCap 400(R) Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with capitalizations ranging from $301 million to $7 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE UNDERLYING INDEX, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.

---------------------------------------------------------------------------------------------
         INDEX PERFORMANCE                            ANNUALIZED VOLATILITY
---------------------------------------------------------------------------------------------
       1X              -1X              10%         25%         50%        75%        100%
---------------------------------------------------------------------------------------------
      -60%             60%             148%        132%         96%        42%         -6%
---------------------------------------------------------------------------------------------
      -50%             50%              98%         87%         57%        14%        -28%
---------------------------------------------------------------------------------------------
      -40%             40%              65%         56%         30%        -5%        -38%
---------------------------------------------------------------------------------------------
      -30%             30%              42%         34%         13%       -18%        -47%
---------------------------------------------------------------------------------------------
      -20%             20%              24%         18%         -3%       -28%        -54%
---------------------------------------------------------------------------------------------
      -10%             10%              10%          4%        -13%       -36%        -59%
---------------------------------------------------------------------------------------------
        0%              0%              -1%         -6%        -22%       -43%        -64%
---------------------------------------------------------------------------------------------
       10%            -10%             -10%        -15%        -29%       -48%        -67%
---------------------------------------------------------------------------------------------
       20%            -20%             -17%        -22%        -35%       -53%        -69%
---------------------------------------------------------------------------------------------
       30%            -30%             -24%        -28%        -40%       -56%        -71%
---------------------------------------------------------------------------------------------
       40%            -40%             -29%        -33%        -44%       -60%        -73%
---------------------------------------------------------------------------------------------
       50%            -50%             -34%        -37%        -48%       -62%        -76%
---------------------------------------------------------------------------------------------
       60%            -60%             -38%        -41%        -51%       -65%        -78%
---------------------------------------------------------------------------------------------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 27.26%. The underlying index's highest one-year volatility rate during the five year period is 49.66%. The underlying index's annualized performance for the five year period ended June 30, 2010 is 2.21%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -1.92%.

[Insert Bar Chart]

2005    -9.18%
2006    -4.10%
2007    -2.23%
2008    36.51%
2009   -35.96%

Highest Quarter Return                Lowest Quarter Return
(quarter ended 12/31/2008)   18.01%   (quarter ended 6/30/2009)   -18.69%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                              Past 1   Past 5   Since Inception
A-Class Shares                                                 Year     Years     (3/31/2004)
--------------                                                ------   ------   ---------------
Return Before Taxes                                           -38.50%   -5.92%       -7.06%
Return After Taxes on Distributions                           -38.50%   -6.66%       -7.69%
Return After Taxes on Distributions and Sale of Fund Shares   -25.03%   -5.31%       -6.15%
S&P MidCap 400(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                          37.38%    3.27%        4.70%

                                                              Past 1   Past 5   Since Inception
C-Class Shares                                                 Year     Years     (2/20/2004)
--------------                                                ------   ------   ---------------
Return Before Taxes                                           -36.60%   -5.73%       -7.20%
Return After Taxes on Distributions                           -36.60%   -6.49%       -7.84%
Return After Taxes on Distributions and Sale of Fund Shares   -23.79%   -5.16%       -6.25%
S&P MidCap 400(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                          37.38%    3.27%        4.84%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

RUSSELL 2000(R) 1.5X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Russell 2000(R) 1.5x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks DAILY LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 1.5x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and
(c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund's current benchmark is the Russell 2000(R) Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                             A-CLASS   C-CLASS
                                                             -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price)                              4.75%      None
Maximum Deferred Sales Charge (Load) (as a percentage of
   initial purchase price or current market value,
   whichever is less)                                          None     1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                               0.90%     0.90%
Distribution and Shareholder Service (12b-1) Fees             0.25%     1.00%
Other Expenses                                                0.56%     0.56%
Total Annual Fund Operating Expenses                          1.71%     2.46%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $641      $988     $1,359    $2,398
C-CLASS SHARES    $349      $767     $1,311    $2,796

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $249      $767     $1,311    $2,796

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 109% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 10% of the Russell 3000(R) total market capitalization and consisting of capitalizations ranging from $37 million to $3 billion as of June 30, 2010. The Russell 3000(R) Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the

Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than 150% of the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than 150% of the performance of the underlying index.

---------------------------------------------------------------------------------------------
        INDEX PERFORMANCE                            ANNUALIZED VOLATILITY
---------------------------------------------------------------------------------------------
       1X             1.5X               10%        25%        50%        75%         100%
---------------------------------------------------------------------------------------------
      -60%            -90%              -75%       -75%       -77%       -79%         -83%
---------------------------------------------------------------------------------------------
      -50%            -75%              -65%       -65%       -68%       -72%         -76%
---------------------------------------------------------------------------------------------
      -40%            -60%              -54%       -55%       -58%       -62%         -68%
---------------------------------------------------------------------------------------------
      -30%            -45%              -42%       -43%       -47%       -52%         -60%
---------------------------------------------------------------------------------------------
      -20%            -30%              -29%       -31%       -34%       -42%         -51%
---------------------------------------------------------------------------------------------
      -10%            -15%              -15%       -17%       -23%       -32%         -41%
---------------------------------------------------------------------------------------------
        0%              0%                0%        -2%        -9%       -19%         -32%
---------------------------------------------------------------------------------------------
       10%             15%               14%        13%         5%        -6%         -21%
---------------------------------------------------------------------------------------------
       20%             30%               31%        29%        19%         9%          -9%
---------------------------------------------------------------------------------------------
       30%             45%               47%        45%        35%        20%           2%
---------------------------------------------------------------------------------------------
       40%             60%               65%        62%        50%        35%          13%
---------------------------------------------------------------------------------------------
       50%             75%               83%        79%        68%        49%          25%
---------------------------------------------------------------------------------------------
       60%             90%              102%        98%        85%        63%          38%
---------------------------------------------------------------------------------------------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 30.59%. The underlying index's highest one-year volatility rate during the five year period is 53.64%. The underlying index's annualized performance for the five year period ended June 30, 2010 is 0.37%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -4.99%.

[Insert Bar Chart]

2002   -34.32%
2003    67.23%
2004    24.09%
2005     3.27%
2006    20.48%
2007    -7.57%
2008   -52.31%
2009    36.21%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2003)   36.00%   (quarter ended 12/31/2008)   -40.51%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            Past 1                  Since Inception
A-Class Shares                                                               Year    Past 5 Years      (3/31/2004)
--------------                                                              ------   ------------   ---------------
Return Before Taxes                                                         30.85%      -5.85%           -2.79%
Return After Taxes on Distributions                                         30.85%      -5.97%           -2.91%
Return After Taxes on Distributions and Sale of Fund Shares                 20.06%      -4.83%           -2.30%
Russell 2000(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   27.17%       0.51%            2.34%

                                                                            Past 1                  Since Inception
C-Class Shares                                                               Year    Past 5 Years     (1/23/2001)
--------------                                                              ------   ------------   ---------------
Return Before Taxes                                                         35.21%      -5.67%           -1.14%
Return After Taxes on Distributions                                         35.21%      -5.79%           -1.23%
Return After Taxes on Distributions and Sale of Fund Shares                 22.89%      -4.67%           -0.93%
Russell 2000(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   27.17%       0.51%            3.85%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

RUSSELL 2000(R) FUND

INVESTMENT OBJECTIVE - The Russell 2000(R) Fund (the "Fund") seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the Russell 2000(R) Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                             A-CLASS   C-CLASS
                                                             -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price)                              4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of
   initial purchase price or current market value,
   whichever is less)                                         None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                               0.75%     0.75%
Distribution and Shareholder Service (12b-1) Fees             0.25%     1.00%
Other Expenses                                                0.57%     0.55%
Total Annual Fund Operating Expenses                          1.57%     2.30%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $627      $947     $1,290    $2,254
C-CLASS SHARES    $333      $718     $1,230    $2,636

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $233      $718     $1,230    $2,636

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 370% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 10% of the Russell 3000(R) total market capitalization and consisting of capitalizations ranging from $37 million to $3 billion as of June 30, 2010. The Russell 3000(R) Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -2.67%.

[Insert Bar Chart]

2007    -3.66%
2008   -35.69%
2009    23.75%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)    20.43%  (quarter ended 12/31/2008)   -27.03%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     Since
                                                         Past 1    Inception
A-Class Shares                                            Year    (5/31/2006)
--------------                                           ------   -----------
Return Before Taxes                                      19.01%     -5.50%
Return After Taxes on Distributions                      19.01%     -5.62%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                12.36%     -4.68%
Russell 2000(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                    27.17%     -2.52%

                                                                     Since
                                                         Past 1    Inception
C-Class Shares                                            Year    (5/31/2006)
--------------                                           ------   -----------
Return Before Taxes                                      22.75%     -4.94%
Return After Taxes on Distributions                      22.75%     -5.06%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                14.79%     -4.21%
Russell 2000(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                    27.17%     -2.52%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

INVERSE RUSSELL 2000(R) STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse Russell 2000(R) Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks DAILY INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the underlying index.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell 2000(R) Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                            A-CLASS   C-CLASS
                                                                            -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                           4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                         None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                              0.90%     0.90%
Distribution and Shareholder Service (12b-1) Fees                            0.25%     1.00%
Other Expenses                                                               0.56%     0.56%
Total Annual Fund Operating Expenses                                         1.71%     2.46%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $641      $988     $1,359    $2,398
C-CLASS SHARES    $349      $767     $1,311    $2,796

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $249      $767     $1,311    $2,796

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Unlike a traditional index fund, the Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 10% of the Russell 3000(R) total market capitalization and consisting of capitalizations ranging from $37 million to $3 billion as of June 30, 2010. The Russell 3000(R) Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE UNDERLYING INDEX, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.

---------------------------------------------------------------------------------------------
         INDEX PERFORMANCE                            ANNUALIZED VOLATILITY
---------------------------------------------------------------------------------------------
       1X              -1X              10%         25%         50%        75%        100%
---------------------------------------------------------------------------------------------
      -60%             60%             148%        132%         96%        42%         -6%
---------------------------------------------------------------------------------------------
      -50%             50%              98%         87%         57%        14%        -28%
---------------------------------------------------------------------------------------------
      -40%             40%              65%         56%         30%        -5%        -38%
---------------------------------------------------------------------------------------------
      -30%             30%              42%         34%         13%       -18%        -47%
---------------------------------------------------------------------------------------------
      -20%             20%              24%         18%         -3%       -28%        -54%
---------------------------------------------------------------------------------------------
      -10%             10%              10%          4%        -13%       -36%        -59%
---------------------------------------------------------------------------------------------
        0%              0%              -1%         -6%        -22%       -43%        -64%
---------------------------------------------------------------------------------------------
       10%            -10%             -10%        -15%        -29%       -48%        -67%
---------------------------------------------------------------------------------------------
       20%            -20%             -17%        -22%        -35%       -53%        -69%
---------------------------------------------------------------------------------------------
       30%            -30%             -24%        -28%        -40%       -56%        -71%
---------------------------------------------------------------------------------------------
       40%            -40%             -29%        -33%        -44%       -60%        -73%
---------------------------------------------------------------------------------------------
       50%            -50%             -34%        -37%        -48%       -62%        -76%
---------------------------------------------------------------------------------------------
       60%            -60%             -38%        -41%        -51%       -65%        -78%
---------------------------------------------------------------------------------------------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 30.59%. The underlying index's highest one-year volatility rate during the five year period is 53.64%. The underlying index's annualized performance for the five year period ended June 30, 2010 is 0.37%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -2.50%.

[Insert Bar Chart]

2005    -3.44%
2006   -12.04%
2007     4.31%
2008    23.88%
2009   -32.75%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 12/31/2008) 17.59%    (quarter ended 6/30/2009) -20.54%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                         Past 1                  Since Inception
A-Class Shares                                            Year    Past 5 Years     (3/31/2004)
--------------                                          -------   ------------   ---------------
Return Before Taxes                                     -35.45%      -6.12%          -7.20%
Return After Taxes on Distributions                     -35.45%      -6.85%          -7.83%
Return After Taxes on Distributions and Sale of Fund
   Shares                                               -23.04%      -5.46%          -6.25%
Russell 2000(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                    27.17%       0.51%           2.34%

                                                         Past 1                  Since Inception
C-Class Shares                                            Year    Past 5 Years     (2/20/2004)
--------------                                          -------   ------------   ---------------
Return Before Taxes                                     -33.42%      -5.90%          -7.37%
Return After Taxes on Distributions                     -33.42%      -6.64%          -8.00%
Return After Taxes on Distributions and Sale of Fund
   Shares                                               -21.72%      -5.28%          -6.37%
Russell 2000(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                    27.17%       0.51%           2.63%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

S&P 500 PURE GROWTH FUND

INVESTMENT OBJECTIVE - The S&P 500 Pure Growth Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for large-cap growth securities. The Fund's current benchmark is the S&P 500 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                             A-CLASS   C-CLASS
                                                                             -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                            4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                          None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                               0.75%     0.75%
Distribution and Shareholder Service (12b-1) Fees                             0.25%     1.00%
Other Expenses                                                                0.52%     0.53%
Total Annual Fund Operating Expenses                                          1.52%     2.28%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $622      $932     $1,265    $2,201
C-CLASS SHARES    $331      $712     $1,220    $2,615

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $231      $712     $1,220    $2,615

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 699% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P 500 Pure Growth Index is narrow in focus, containing only those S&P 500 companies with strong growth characteristics. As of June 30, 2010, the S&P 500 Pure Growth Index included companies with capitalizations ranging from $2 billion to $229 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -7.11%.

[Insert Bar Chart]

2005     0.74%
2006     4.38%
2007     3.89%
2008   -39.81%
2009    47.03%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   21.41%   (quarter ended 12/31/2008)   -24.56%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                       Past 1                  Since Inception
A-Class Shares                                          Year    Past 5 Years      (9/1/2004)
--------------                                         ------   ------------   ---------------
Return Before Taxes                                    41.02%      -0.90%           0.44%
Return After Taxes on Distributions                    41.02%      -0.99%           0.36%
Return After Taxes on Distributions and Sale of Fund
   Shares                                              26.66%      -0.81%           0.34%
S&P 500 Pure Growth Index (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                               50.84%       2.50%           5.06%

                                                       Past 1                  Since Inception
C-Class Shares                                          Year    Past 5 Years     (2/20/2004)
--------------                                         ------   ------------   ---------------
Return Before Taxes                                    46.03%      -0.68%           -0.60%
Return After Taxes on Distributions                    46.03%      -0.77%           -0.68%
Return After Taxes on Distributions and Sale of Fund
   Shares                                              29.92%      -0.62%           -0.55%
S&P 500 Pure Growth Index (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                               50.84%       2.50%            3.92%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

S&P 500 PURE VALUE FUND

INVESTMENT OBJECTIVE - The S&P 500 Pure Value Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for large-cap value securities. The Fund's current benchmark is the S&P 500 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                             A-CLASS   C-CLASS
                                                                             -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                            4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                          None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                               0.75%     0.75%
Distribution and Shareholder Service (12b-1) Fees                             0.25%     1.00%
Other Expenses                                                                0.52%     0.52%
Total Annual Fund Operating Expenses                                          1.52%     2.27%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $622      $932    $1,265     $2,201
C-CLASS SHARES    $330      $709    $1,215     $2,605

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $230      $709    $1,215     $2,605

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 673% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P 500 Pure Value Index is narrow in focus, containing only those S&P 500 companies with strong value characteristics. As of June 30, 2010, the S&P 500 Pure Value Index included companies with capitalizations ranging from $1 billion to $144 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -1.53%.

[Insert Bar Chart]

2005     2.75%
2006    16.06%
2007    -6.26%
2008   -49.71%
2009    48.13%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   43.92%   (quarter ended 12/31/2008)   -31.55%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                       Past 1                  Since Inception
A-Class Shares                                          Year    Past 5 Years      (9/1/2004)
--------------                                         ------   ------------   ---------------
Return Before Taxes                                    41.79%      -3.84%           -1.69%
Return After Taxes on Distributions                    41.25%      -6.96%           -4.70%
Return After Taxes on Distributions and Sale of Fund
   Shares                                              27.16%      -4.84%           -3.00%
S&P 500 Pure Value Index (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)                            55.21%       1.19%            3.83%

                                                       Past 1                  Since Inception
C-Class Shares                                          Year    Past 5 Years     (2/20/2004)
--------------                                         ------   ------------   ---------------
Return Before Taxes                                    47.13%      -3.59%           -1.62%
Return After Taxes on Distributions                    46.53%      -6.84%           -4.46%
Return After Taxes on Distributions and Sale of Fund
   Shares                                              30.63%      -4.69%           -2.84%
S&P 500 Pure Value Index (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)                            55.21%       1.19%            4.45%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

S&P MIDCAP 400 PURE GROWTH FUND

INVESTMENT OBJECTIVE - The S&P MidCap 400 Pure Growth Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for mid-cap growth securities. The Fund's current benchmark is the S&P MidCap 400 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                            A-CLASS   C-CLASS
                                                                            -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                           4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                         None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                              0.75%     0.75%
Distribution and Shareholder Service (12b-1) Fees                            0.25%     1.00%
Other Expenses                                                               0.53%     0.53%
Total Annual Fund Operating Expenses                                         1.53%     2.28%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $623      $935    $1,270     $2,212
C-CLASS SHARES    $331      $712    $1,220     $2,615

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $231      $712    $1,220     $2,615

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 626% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P MidCap 400 Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 companies with strong growth characteristics. As of June 30, 2010, the S&P MidCap 400 Pure Growth Index included companies with capitalizations ranging from $869 million to $6 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -3.49%.

[Insert Bar Chart]

2005    10.70%
2006     2.47%
2007     7.44%
2008   -36.41%
2009    54.74%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   26.03%   (quarter ended 12/31/2008)   -25.54%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                       Past 1                  Since Inception
A-Class Shares                                          Year    Past 5 Years      (9/1/2004)
--------------                                         ------   ------------   ---------------
Return Before Taxes                                    48.54%      3.45%            5.65%
Return After Taxes on Distributions                    48.54%      2.58%            4.82%
Return After Taxes on Distributions and Sale of Fund
   Shares                                              31.55%      2.49%            4.43%
S&P MidCap 400 Pure Growth Index (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)              60.35%      6.16%            8.82%

                                                       Past 1                  Since Inception
C-Class Shares                                          Year    Past 5 Years     (2/20/2004)
--------------                                         ------   ------------   ---------------
Return Before Taxes                                    53.74%      3.70%            4.44%
Return After Taxes on Distributions                    53.74%      2.81%            3.68%
Return After Taxes on Distributions and Sale of Fund
   Shares                                              34.93%      2.70%            3.42%
S&P MidCap 400 Pure Growth Index (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)              60.35%      6.16%            7.64%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

S&P MIDCAP 400 PURE VALUE FUND

INVESTMENT OBJECTIVE - The S&P MidCap 400 Pure Value Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for mid-cap value securities. The Fund's current benchmark is the S&P MidCap 400 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                            A-CLASS   C-CLASS
                                                                            -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                           4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                         None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                              0.75%     0.75%
Distribution and Shareholder Service (12b-1) Fees                            0.25%     1.00%
Other Expenses                                                               0.52%     0.54%
Total Annual Fund Operating Expenses                                         1.52%     2.29%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $622      $932    $1,265     $2,201
C-CLASS SHARES    $332      $715    $1,225     $2,626

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $232      $715    $1,225     $2,626

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 443% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P MidCap 400 Pure Value Index is narrow in focus, containing only those S&P MidCap 400 companies with strong value characteristics. As of June 30, 2010, the S&P MidCap 400 Pure Value Index included companies with capitalizations ranging from $301 million to $4 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -4.67%.

[Insert Bar Chart]

2005     7.76%
2006    15.69%
2007    -6.01%
2008   -44.43%
2009    48.90%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   37.65%   (quarter ended 12/31/2008)   -34.76%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                  Past 1                  Since Inception
A-Class Shares                                     Year    Past 5 Years      (9/1/2004)
--------------                                    ------   ------------   ---------------
Return Before Taxes                               43.12%      -0.76%           1.70%
Return After Taxes on Distributions               42.94%      -1.04%           1.41%
Return After Taxes on Distributions and Sale of
   Fund Shares                                    28.03%      -0.78%           1.30%
S&P MidCap 400 Pure Value Index (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)            59.19%       2.92%           5.49%

                                                  Past 1                  Since Inception
C-Class Shares                                     Year    Past 5 Years     (2/20/2004)
--------------                                    ------   ------------   ---------------
Return Before Taxes                               47.90%      -0.62%           1.29%
Return After Taxes on Distributions               47.70%      -0.90%           1.02%
Return After Taxes on Distributions and Sale of
   Fund Shares                                    31.14%      -0.66%           0.97%
S&P MidCap 400 Pure Value Index (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)            59.19%       2.92%           5.19%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

S&P SMALLCAP 600 PURE GROWTH FUND

INVESTMENT OBJECTIVE - The S&P SmallCap 600 Pure Growth Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for small-cap growth securities. The Fund's current benchmark is the S&P SmallCap 600 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                            A-CLASS   C-CLASS
                                                                            -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                           4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                         None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                              0.75%     0.75%
Distribution and Shareholder Service (12b-1) Fees                            0.25%     1.00%
Other Expenses                                                               0.54%     0.53%
Total Annual Fund Operating Expenses                                         1.54%     2.28%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $624      $938    $1,275     $2,222
C-CLASS SHARES    $331      $712    $1,220     $2,615

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $231      $712    $1,220     $2,615

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,476% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P SmallCap 600 Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 companies with strong growth characteristics. As of June 30, 2010, the S&P SmallCap 600 Pure Growth Index included companies with capitalizations ranging from $147 million to $3 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -2.38%.

[Insert Bar Chart]

2005     5.08%
2006     6.84%
2007    -0.79%
2008   -34.50%
2009    32.56%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   28.25%   (quarter ended 12/31/2008)   -26.43%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                  Past 1                  Since Inception
A-Class Shares                                     Year    Past 5 Years      (9/1/2004)
--------------                                    ------   ------------   ---------------
Return Before Taxes                               27.23%      -0.92%           2.28%
Return After Taxes on Distributions               27.23%      -1.33%           1.83%
Return After Taxes on Distributions and Sale of
   Fund Shares                                    17.70%      -0.97%           1.73%
S&P SmallCap 600 Pure Growth Index (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)            37.70%       1.91%           5.53%

                                                  Past 1                  Since Inception
C-Class Shares                                     Year    Past 5 Years     (2/20/2004)
--------------                                    ------   ------------   ---------------
Return Before Taxes                               31.56%      -0.67%           1.80%
Return After Taxes on Distributions               31.56%      -1.08%           1.38%
Return After Taxes on Distributions and Sale of
   Fund Shares                                    20.51%      -0.75%           1.34%
S&P SmallCap 600 Pure Growth Index (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)            37.70%       1.91%           5.48%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

S&P SMALLCAP 600 PURE VALUE FUND

INVESTMENT OBJECTIVE - The S&P SmallCap 600 Pure Value Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for small-cap value securities. The Fund's current benchmark is the S&P SmallCap 600 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                             A-CLASS   C-CLASS
                                                                             -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                            4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                          None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                               0.75%     0.75%
Distribution and Shareholder Service (12b-1) Fees                             0.25%     1.00%
Other Expenses                                                                0.53%     0.53%
Total Annual Fund Operating Expenses                                          1.53%     2.28%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $623      $935    $1,270     $2,212
C-CLASS SHARES    $331      $712    $1,220     $2,615

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $231      $712    $1,220     $2,615

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 443% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P SmallCap 600 Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 companies with strong value characteristics. As of June 30, 2010, the S&P SmallCap 600 Pure Value Index included companies with capitalizations ranging from $47 million to $2 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -2.84%.

[Insert Bar Chart]

2005     2.42%
2006    17.48%
2007   -21.47%
2008   -44.10%
2009    54.67%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   68.58%   (quarter ended 12/31/2008)   -37.72%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                           Past 1                  Since Inception
A-Class Shares                                              Year    Past 5 Years      (9/1/2004)
--------------                                             ------   ------------   ---------------
Return Before Taxes                                        48.54%      -4.12%           -1.23%
Return After Taxes on Distributions                        33.32%      -6.51%           -3.56%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                  31.44%      -4.77%           -2.34%
S&P SmallCap 600 Pure Value Index (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES)                            63.59%       1.01%            4.15%

                                                           Past 1                  Since Inception
C-Class Shares                                              Year    Past 5 Years     (2/20/2004)
--------------                                             ------   ------------   ---------------
Return Before Taxes                                        53.67%      -3.96%           -0.89%
Return After Taxes on Distributions                        37.05%      -6.47%           -3.13%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                  34.77%      -4.70%           -2.00%
S&P SmallCap 600 Pure Value Index (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES)                            63.59%       1.01%            4.04%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

EUROPE 1.25X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Europe 1.25x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. The return of the Fund for a period longer than a full trading day will be the sum of the series of leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 1.25x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is 125% of the fair value of the STOXX 50(R) Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                            A-CLASS   C-CLASS
                                                                            -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                           4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                         None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                              0.90%     0.90%
Distribution and Shareholder Service (12b-1) Fees                            0.25%     1.00%
Other Expenses                                                               0.51%     0.52%
Total Annual Fund Operating Expenses                                         1.66%     2.42%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $636      $974    $1,334     $2,347
C-CLASS SHARES    $345      $755    $1,291     $2,756

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $245      $755    $1,291     $2,756

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,353% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The STOXX 50(R) Index is a capitalization-weighted index composed of 50 European blue chip stocks consisting of capitalizations ranging from $28 million to $168 billion as of June 30, 2010. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. The Fund also may invest in American Depositary Receipts ("ADRs") to gain exposure to the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING AND THE TIMES AT WHICH THE FUND AND THE UNDERLYING INDEX CALCULATE THEIR RESPECTIVE NAVS, THE FUND'S PERFORMANCE IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than 125% of the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than 125% of the performance of the underlying index.

---------------------------------------------------------------------------------------------
         INDEX PERFORMANCE                          ANNUALIZED VOLATILITY
---------------------------------------------------------------------------------------------
       1X            1.25X              10%        25%         50%        75%         100%
---------------------------------------------------------------------------------------------
     -60%             -75%             -68%       -68%        -69%       -71%         -73%
---------------------------------------------------------------------------------------------
     -50%             -63%             -58%       -58%        -60%       -62%         -64%
---------------------------------------------------------------------------------------------
     -40%             -50%             -47%       -48%        -49%       -52%         -54%
---------------------------------------------------------------------------------------------
     -30%             -38%             -36%       -37%        -39%       -41%         -45%
---------------------------------------------------------------------------------------------
     -20%             -25%             -25%       -26%        -27%       -31%         -36%
---------------------------------------------------------------------------------------------
     -10%             -13%             -12%       -13%        -16%       -20%         -25%
---------------------------------------------------------------------------------------------
       0%               0%               0%        -1%         -4%        -8%         -15%
---------------------------------------------------------------------------------------------
      10%              13%              12%        12%          9%         4%          -4%
---------------------------------------------------------------------------------------------
      20%              25%              25%        25%         20%        17%           8%
---------------------------------------------------------------------------------------------
      30%              38%              38%        38%         33%        27%          18%
---------------------------------------------------------------------------------------------
      40%              50%              52%        51%         46%        40%          29%
---------------------------------------------------------------------------------------------
      50%              63%              65%        64%         60%        53%          41%
---------------------------------------------------------------------------------------------
      60%              75%              80%        78%         73%        65%          54%
---------------------------------------------------------------------------------------------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 23.79%. The underlying index's highest one-year volatility rate during the five year period is 41.03%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -1.01%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK - Because a significant portion of the assets of the Fund are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

STATUS AS A REGULATED INVESTMENT COMPANY RISK - The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -30.04%.

[Insert Bar Chart]

2002   -29.49%
2003    41.38%
2004    15.70%
2005     5.93%
2006    28.20%
2007    12.21%
2008   -56.51%
2009    29.26%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   34.44%   (quarter ended 12/31/2008)   -33.50%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                               Past 1                  Since Inception
A-Class Shares                                                  Year    Past 5 Years     (3/31/2004)
--------------                                                 ------   ------------   ---------------
Return Before Taxes                                            24.20%      -3.23%           0.25%
Return After Taxes on Distributions                            24.20%      -3.61%          -0.25%
Return After Taxes on Distributions and Sale of Fund Shares    15.73%      -2.87%          -0.01%
STOXX 50 Index(SM) (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
   OR TAXES)                                                   32.90%       2.89%           5.47%

                                                               Past 1                  Since Inception
C-Class Shares                                                  Year    Past 5 Years     (5/10/2001)
--------------                                                 ------   ------------   ---------------
Return Before Taxes                                            28.26%      -3.05%          -2.30%
Return After Taxes on Distributions                            28.26%      -3.45%          -2.82%
Return After Taxes on Distributions and Sale of Fund Shares    18.37%      -2.72%          -2.17%
STOXX 50 Index(SM) (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
   OR TAXES)                                                   32.90%      2.89%            2.68%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

JAPAN 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Japan 2x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. The return of the Fund for a period longer than a full trading day will be the sum of the series of leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 2x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is 200% of the fair value of the Nikkei 225 Stock Average (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                             A-CLASS   C-CLASS
                                                                             -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                            4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                          None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                               0.75%     0.75%
Distribution and Shareholder Service (12b-1) Fees                             0.25%     1.00%
Other Expenses                                                                0.53%     0.53%
Total Annual Fund Operating Expenses                                          1.53%     2.28%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $623      $935    $1,270     $2,212
C-CLASS SHARES    $331      $712    $1,220     $2,615

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $231      $712    $1,220     $2,615

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Nikkei 225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange that are selected to be both highly liquid and representative of Japan's industrial structure. As of June 30, 2010, the Nikkei 225 Stock Average included companies with small, medium and large capitalizations ranging from $343 million to $120 billion. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. The Fund also may invest in American Depositary Receipts ("ADRs") to gain exposure to the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING AND THE TIMES AT WHICH THE FUND AND THE UNDERLYING INDEX CALCULATE THEIR RESPECTIVE NAVS, THE FUND'S PERFORMANCE IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less twice the performance of the underlying index.

---------------------------------------------------------------------------------------------
       INDEX PERFORMANCE                            ANNUALIZED VOLATILITY
---------------------------------------------------------------------------------------------
       1X              2X               10%         25%         50%         75%       100%
---------------------------------------------------------------------------------------------
     -60%            -120%             -84%        -85%        -88%       -91%        -94%
---------------------------------------------------------------------------------------------
     -50%            -100%             -75%        -77%        -81%       -86%        -91%
---------------------------------------------------------------------------------------------
     -40%             -80%             -65%        -66%        -72%       -80%        -87%
---------------------------------------------------------------------------------------------
     -30%            -60%              -52%        -54%        -62%       -72%        -82%
---------------------------------------------------------------------------------------------
     -20%            -40%              -37%        -41%        -49%       -64%        -78%
---------------------------------------------------------------------------------------------
     -10%            -20%              -20%        -24%        -37%       -55%        -71%
---------------------------------------------------------------------------------------------
      0%               0%               -1%         -5%        -22%       -43%        -65%
---------------------------------------------------------------------------------------------
     10%              20%               19%         14%         -5%       -31%        -58%
---------------------------------------------------------------------------------------------
     20%              40%               42%         36%         11%       -15%        -47%
---------------------------------------------------------------------------------------------
     30%              60%               67%         59%         32%        -3%        -38%
---------------------------------------------------------------------------------------------
     40%              80%               93%         84%         52%        11%        -28%
---------------------------------------------------------------------------------------------
     50%             100%              122%        111%         76%        28%        -20%
---------------------------------------------------------------------------------------------
     60%             120%              154%        140%        100%        44%        -10%
---------------------------------------------------------------------------------------------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 28.32%. The underlying index's highest one-year volatility rate during the five year period is 46.73%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -2.86%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

GEOGRAPHIC CONCENTRATION IN JAPAN RISK - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

STATUS AS A REGULATED INVESTMENT COMPANY RISK - The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund for the last calendar year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -20.00%.

[Insert Bar Chart]

2009   13.23%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   44.18%   (quarter ended 3/31/2009)   -33.18%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                        Past 1   Since Inception
A-Class Shares                                                           Year      (2/22/2008)
--------------                                                          ------   ----------------
Return Before Taxes                                                      8.86%       -25.03%
Return After Taxes on Distributions                                      8.86%       -25.04%
Return After Taxes on Distributions and Sale of Fund Shares              5.76%       -20.85%
Nikkei 225 Stock Average (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
   TAXES)                                                                16.40%       -5.30%

                                                                        Past 1   Since Inception
C-Class Shares                                                           Year      (2/22/2008)
--------------                                                          ------   ----------------
Return Before Taxes                                                     12.23%       -23.60%
Return After Taxes on Distributions                                     12.23%       -23.61%
Return After Taxes on Distributions and Sale of Fund Shares              7.95%       -19.69%
Nikkei 225 Stock Average (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
   TAXES)                                                               16.40%        -5.30%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

STRENGTHENING DOLLAR 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Strengthening Dollar 2x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks DAILY LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 2x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and
(c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the U.S. Dollar Index(R) (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                             A-CLASS   C-CLASS
                                                                             -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                            4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                          None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                               0.90%     0.90%
Distribution and Shareholder Service (12b-1) Fees                             0.25%     1.00%
Other Expenses                                                                0.52%     0.52%
Total Annual Fund Operating Expenses                                          1.67%     2.42%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $637      $976    $1,339     $2,357
C-CLASS SHARES    $345      $755    $1,291     $2,756

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $245      $755    $1,291     $2,756

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in derivative instruments, which primarily consist of index swaps, currency forward contracts, futures contracts, and options on securities, securities indices, and futures contracts. Investing in derivative instruments enables the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The U.S. Dollar Index measures the performance of the U.S. Dollar against a basket of foreign currencies that include the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the underlying index.

---------------------------------------------------------------------------------------------
       INDEX PERFORMANCE                            ANNUALIZED VOLATILITY
---------------------------------------------------------------------------------------------
       1X              2X               10%         25%         50%         75%       100%
---------------------------------------------------------------------------------------------
     -60%            -120%             -84%        -85%        -88%       -91%        -94%
---------------------------------------------------------------------------------------------
     -50%            -100%             -75%        -77%        -81%       -86%        -91%
---------------------------------------------------------------------------------------------
     -40%             -80%             -65%        -66%        -72%       -80%        -87%
---------------------------------------------------------------------------------------------
     -30%            -60%              -52%        -54%        -62%       -72%        -82%
---------------------------------------------------------------------------------------------
     -20%            -40%              -37%        -41%        -49%       -64%        -78%
---------------------------------------------------------------------------------------------
     -10%            -20%              -20%        -24%        -37%       -55%        -71%
---------------------------------------------------------------------------------------------
      0%               0%               -1%         -5%        -22%       -43%        -65%
---------------------------------------------------------------------------------------------
     10%              20%               19%         14%         -5%       -31%        -58%
---------------------------------------------------------------------------------------------
     20%              40%               42%         36%         11%       -15%        -47%
---------------------------------------------------------------------------------------------
     30%              60%               67%         59%         32%        -3%        -38%
---------------------------------------------------------------------------------------------
     40%              80%               93%         84%         52%        11%        -28%
---------------------------------------------------------------------------------------------
     50%             100%              122%        111%         76%        28%        -20%
---------------------------------------------------------------------------------------------
     60%             120%              154%        140%        100%        44%        -10%
---------------------------------------------------------------------------------------------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 8.70%. The underlying index's highest one-year volatility rate during the five year period is 13.54%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -0.70%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

STATUS AS A REGULATED INVESTMENT COMPANY RISK - The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the

Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 17.13%.

[Insert Bar Chart]

2006   -11.14%
2007   -11.50%
2008     6.44%
2009   -16.31%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 9/30/2008)   17.02%   (quarter ended 6/30/2009)   -14.41%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    Past 1   Since Inception
A-Class Shares                                                       Year      (5/25/2005)
--------------                                                      ------   ---------------
Return Before Taxes                                                  -20.10%      -5.28%
Return After Taxes on Distributions                                  -20.10%      -6.67%
Return After Taxes on Distributions and Sale of Fund Shares          -13.07%      -4.79%
U.S. Dollar Index(R) (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
   TAXES)                                                             -4.24%      -2.22%

                                                                    Past 1   Since Inception
C-Class Shares                                                       Year      (5/25/2005)
--------------                                                      ------   ---------------
Return Before Taxes                                                 -17.15%       -4.90%
Return After Taxes on Distributions                                 -17.15%       -6.32%
Return After Taxes on Distributions and Sale of Fund Shares         -11.15%       -4.49%
U.S. Dollar Index(R) (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
   TAXES)                                                            -4.24%       -2.22%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

WEAKENING DOLLAR 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Weakening Dollar 2x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide LEVERAGED investment results that match the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED and INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged inverse returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -2x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index(R) (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                            A-CLASS   C-CLASS
                                                                            -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                           4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                         None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                              0.90%     0.90%

Distribution and Shareholder Service (12b-1) Fees                             0.25%     1.00%
Other Expenses                                                                0.53%     0.53%
Total Annual Fund Operating Expenses                                          1.68%     2.43%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $638      $979    $1,344     $2,368
C-CLASS SHARES    $346      $758    $1,296     $2,766

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $246      $758    $1,296     $2,766

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of engaging in short sales of securities and investing in derivative instruments, which primarily consist of index swaps, currency forward contracts, futures contracts, and options on securities, securities indices, and futures contracts. Engaging in short sales and investing in derivative instruments enables the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The U.S. Dollar Index measures the performance of the U.S. Dollar against a basket of foreign currencies that include the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE UNDERLYING INDEX, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less twice the inverse performance of the underlying index.

---------------------------------------------------------------------------------------------
       INDEX PERFORMANCE                            ANNUALIZED VOLATILITY
---------------------------------------------------------------------------------------------
      1X              -2X               10%         25%         50%         75%        100%
---------------------------------------------------------------------------------------------
     -60%            120%              506%        404%        199%        13%        -69%
---------------------------------------------------------------------------------------------
     -50%            100%              286%        229%         91%       -27%        -82%
---------------------------------------------------------------------------------------------
     -40%             80%              171%        128%         33%       -49%        -86%
---------------------------------------------------------------------------------------------
     -30%             60%               99%         70%         -1%       -62%        -90%
---------------------------------------------------------------------------------------------
     -20%             40%               52%         31%        -27%       -70%        -93%
---------------------------------------------------------------------------------------------
     -10%             20%               20%          3%        -42%       -77%        -94%
---------------------------------------------------------------------------------------------
       0%              0%               -3%        -18%        -52%       -81%        -96%
---------------------------------------------------------------------------------------------
      10%            -20%              -19%        -31%        -61%       -84%        -96%
---------------------------------------------------------------------------------------------
      20%            -40%              -32%        -43%        -67%       -87%        -97%
---------------------------------------------------------------------------------------------
      30%            -60%              -42%        -51%        -72%       -89%        -97%
---------------------------------------------------------------------------------------------
      40%            -80%              -50%        -58%        -75%       -91%        -97%
---------------------------------------------------------------------------------------------
      50%            -100%             -57%        -63%        -79%       -92%        -98%
---------------------------------------------------------------------------------------------
      60%            -120%             -62%        -68%        -82%       -93%        -98%
---------------------------------------------------------------------------------------------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 8.70%. The underlying index's highest one-year volatility rate during the five year period is 13.54%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -0.70%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

STATUS AS A REGULATED INVESTMENT COMPANY RISK - The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -18.25%.

[Insert Bar Chart]

2006    15.78%
2007    17.16%
2008   -12.68%
2009     6.81%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 3/31/2008)   13.76%   (quarter ended 9/30/2008)   -16.09

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                 Past 1  Since Inception
A-Class Shares                                                    Year     (5/25/2005)
--------------                                                   ------   ---------------
Return Before Taxes                                               2.54%        2.19%
Return After Taxes on Distributions                               2.54%       -0.50%
Return After Taxes on Distributions and Sale of Fund Shares       1.65%        0.36%
U.S. Dollar Index(R) (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
   OR TAXES)                                                     -4.24%       -2.22%

                                                                 Past 1   Since Inception
C-Class Shares                                                    Year      (5/25/2005)
--------------                                                   ------   ---------------
Return Before Taxes                                               5.81%        2.48%
Return After Taxes on Distributions                               5.81%       -0.28%
Return After Taxes on Distributions and Sale of Fund Shares       3.77%        0.58%
U.S. Dollar Index(R) (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
   OR TAXES)                                                     -4.24%       -2.22%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

REAL ESTATE FUND

INVESTMENT OBJECTIVE - The Real Estate Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts ("REITs") (collectively, "Real Estate Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                            A-CLASS   C-CLASS
                                                                            -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                           4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                         None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                              0.85%     0.85%
Distribution and Shareholder Service (12b-1) Fees                            0.25%     1.00%
Other Expenses                                                               0.55%     0.56%
Total Annual Fund Operating Expenses                                         1.65%     2.41%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $635      $971    $1,329     $2,337
C-CLASS SHARES    $344      $751    $1,285     $2,746

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $244      $751    $1,285     $2,746

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,520% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Under normal circumstances, the Fund will invest substantially all (at least 80%) of its net assets in equity securities of Real Estate Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Real Estate Companies that have small to mid-sized capitalizations. Real Estate Companies, which also include master limited partnerships, are primarily engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Fund may also engage in futures and options transactions, and purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Real Estate Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the real estate sector and therefore may be concentrated in an industry or group of industries within the real estate sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK - The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Real Estate Companies also may fluctuate widely in response to such events.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 2.86%.

[Insert Bar Chart]

2005     5.72%
2006    28.68%
2007   -20.11%
2008   -41.78%
2009    22.04%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 9/30/2009)   29.27%   (quarter ended 12/31/2008)   -38.41%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                               Since
                                                    Past 1                   Inception
A-Class Shares                                       Year    Past 5 Years   (09/1/2004)
--------------                                      ------   ------------   -----------
Return Before Taxes                                 17.02%      -5.26%         -2.53%
Return After Taxes on Distributions                 16.76%      -5.79%         -3.06%
Return After Taxes on Distributions and Sale of
   Fund Shares                                      11.06%      -4.69%         -2.43%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                               26.46%       0.42%          2.24%

                                                                               Since
                                                    Past 1                   Inception
C-Class Shares                                       Year    Past 5 Years   (2/20/2004)
--------------                                      ------   ------------   -----------
Return Before Taxes                                 21.04%      -5.04%         -1.12%
Return After Taxes on Distributions                 20.75%      -5.58%         -1.63%
Return After Taxes on Distributions and Sale of
   Fund Shares                                      13.67%      -4.51%         -1.23%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                               26.46%       0.42%          1.61%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

GOVERNMENT LONG BOND 1.2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Government Long Bond 1.2x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks DAILY LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 1.2x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and
(c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that correspond to a benchmark for U.S. government securities on a daily basis. The Fund's current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                            A-CLASS   C-CLASS
                                                                            -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                           4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                         None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)

Management Fees                                                               0.50%     0.50%
Distribution and Shareholder Service (12b-1) Fees                             0.25%     1.00%
Other Expenses                                                                0.49%     0.50%
Total Annual Fund Operating Expenses                                          1.24%     2.00%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $595      $850    $1,124     $1,904
C-CLASS SHARES    $303      $627    $1,078     $2,327

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $203      $627    $1,078     $2,327

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,503% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in U.S. government securities and derivatives instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Futures and options contracts, and interest rate swaps, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. government. Some of the Fund's U.S. government securities, or cash equivalents, will be used to collateralize its derivatives positions. The Fund also may invest in zero coupon U.S. Treasury bonds. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Long Treasury Bond has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE LONG TREASURY BOND TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged benchmark fund. In general, particularly during periods of higher benchmark volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) the performance of the Long Treasury Bond; (b) volatility of the Long Treasury Bond; (c) financing rates associated with leverage; (d) other Fund expenses; and (e) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no Fund expenses; and (b) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than 120% of the performance of the Long Treasury Bond; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than 120% of the performance of the Long Treasury Bond.


---------------------------------------------------------------------------------------------
          INDEX PERFORMANCE                            ANNUALIZED VOLATILITY
---------------------------------------------------------------------------------------------
         1X             1.2X              10%        25%         50%        75%         100%
---------------------------------------------------------------------------------------------
       -60%             -72%             -67%       -67%        -68%       -69%         -71%
---------------------------------------------------------------------------------------------
       -50%             -60%             -57%       -57%        -58%       -60%         -62%
---------------------------------------------------------------------------------------------
       -40%             -48%             -46%       -46%        -48%       -49%         -51%
---------------------------------------------------------------------------------------------
       -30%             -36%             -35%       -35%        -37%       -39%         -42%
---------------------------------------------------------------------------------------------
       -20%             -24%             -24%       -25%        -25%       -28%         -32%
---------------------------------------------------------------------------------------------
       -10%             -12%             -12%       -13%        -15%       -18%         -22%
---------------------------------------------------------------------------------------------
         0%               0%               0%         0%         -3%        -6%         -12%
---------------------------------------------------------------------------------------------
        10%              12%              12%        11%          9%         5%          -1%
---------------------------------------------------------------------------------------------
        20%              24%              24%        24%         20%        18%          11%
---------------------------------------------------------------------------------------------
        30%              36%              37%        36%         32%        28%          21%
---------------------------------------------------------------------------------------------
        40%              48%              49%        48%         45%        40%          32%
---------------------------------------------------------------------------------------------
        50%              60%              62%        61%         58%        53%          43%
---------------------------------------------------------------------------------------------
        60%              72%              76%        75%         71%        65%          56%
---------------------------------------------------------------------------------------------

The Long Treasury Bond's annualized historical volatility rate for the five year period ended June 30, 2010 is 16.53%. The Long Treasury Bond's highest one-year volatility rate during the five year period is 26.98%. The Long Treasury Bond's annualized performance for the five year period ended June 30, 2010 is 5.21%.

The historical volatility and performance of the Long Treasury Bond are not indications of what the Long Treasury Bond volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK - The Fund achieves leveraged exposure to the daily price movement of the Long Treasury Bond through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the Long Treasury Bond. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and the Long Treasury Bond, rounding of share prices, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 18.51%.

[Insert Bar Chart]

2002    18.19%
2003    -2.66%
2004     8.64%
2005     7.00%
2006    -4.15%
2007     9.13%
2008    48.51%
2009   -31.97%

Highest Quarter Return                Lowest Quarter Return
(quarter ended 12/31/2008)   41.17%   (quarter ended 3/31/2009)   -16.35%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                       Past 1                  Since Inception
A-Class Shares                                          Year    Past 5 Years     (3/31/2004)
--------------                                         ------   ------------   ---------------
Return Before Taxes                                    -34.74%      2.31%           2.41%
Return After Taxes on Distributions                    -35.34%      1.16%           1.24%
Return After Taxes on Distributions and Sale of Fund
   Shares                                              -22.55%      1.31%           1.38%
Barclays Capital Long Treasury Bond Index (REFLECTS
   NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           -12.92%      5.17%           4.88%

                                                       Past 1                  Since Inception
C-Class Shares                                          Year    Past 5 Years     (5/2/2001)
--------------                                         ------   ------------   ---------------
Return Before Taxes                                    -32.64%      2.49%           4.60%
Return After Taxes on Distributions                    -33.08%      1.60%           3.58%
Return After Taxes on Distributions and Sale of Fund
   Shares                                              -21.19%      1.62%           3.36%
Barclays Capital Long Treasury Bond Index (REFLECTS
   NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           -12.92%      5.17%           6.58%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse Government Long Bond Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks DAILY INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the underlying index.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund's current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                            A-CLASS   C-CLASS
                                                                            -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                           4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                         None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)

Management Fees                                                               0.90%     0.90%
Distribution and Shareholder Service (12b-1) Fees                             0.25%     1.00%
Other Expenses                                                                1.62%     1.57%
Total Annual Fund Operating Expenses                                          2.77%     3.47%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $742     $1,293    $1,870    $3,427
C-CLASS SHARES    $450     $1,065    $1,803    $3,747

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $350     $1,065    $1,803    $3,747

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 985% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Unlike a traditional index fund, the Fund's investment objective is to perform, on a daily basis, exactly opposite the daily price movement of the Long Treasury Bond. The Fund employs as its investment strategy a program of engaging in short sales and investing to a significant extent in derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. government. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivatives positions. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Long Treasury Bond has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE LONG TREASURY BOND, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) performance of the Long Treasury Bond; (b) volatility of the Long Treasury Bond; (c) financing rates associated with leverage; (d) other Fund expenses; and (e) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no Fund expenses; and (b) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Long Treasury Bond; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the Long Treasury Bond.

---------------------------------------------------------------------------------------------
         INDEX PERFORMANCE                            ANNUALIZED VOLATILITY
---------------------------------------------------------------------------------------------
       1X              -1X              10%         25%         50%        75%        100%
---------------------------------------------------------------------------------------------
      -60%             60%             148%        132%         96%        42%         -6%
---------------------------------------------------------------------------------------------
      -50%             50%              98%         87%         57%        14%        -28%
---------------------------------------------------------------------------------------------
      -40%             40%              65%         56%         30%        -5%        -38%
---------------------------------------------------------------------------------------------
      -30%             30%              42%         34%         13%       -18%        -47%
---------------------------------------------------------------------------------------------
      -20%             20%              24%         18%         -3%       -28%        -54%
---------------------------------------------------------------------------------------------
      -10%             10%              10%          4%        -13%       -36%        -59%
---------------------------------------------------------------------------------------------
        0%              0%              -1%         -6%        -22%       -43%        -64%
---------------------------------------------------------------------------------------------
       10%            -10%             -10%        -15%        -29%       -48%        -67%
---------------------------------------------------------------------------------------------
       20%            -20%             -17%        -22%        -35%       -53%        -69%
---------------------------------------------------------------------------------------------
       30%            -30%             -24%        -28%        -40%       -56%        -71%
---------------------------------------------------------------------------------------------
       40%            -40%             -29%        -33%        -44%       -60%        -73%
---------------------------------------------------------------------------------------------
       50%            -50%             -34%        -37%        -48%       -62%        -76%
---------------------------------------------------------------------------------------------
       60%            -60%             -38%        -41%        -51%       -65%        -78%
---------------------------------------------------------------------------------------------

The Long Treasury Bond's annualized historical volatility rate for the five year period ended June 30, 2010 is 16.53%. The Long Treasury Bond's highest one-year volatility rate during the five year period is 26.98%. The Long Treasury Bond's annualized performance for the five year period ended June 30, 2010 is 5.21%.

The historical volatility and performance of the Long Treasury Bond are not indications of what the Long Treasury Bond volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and the Long Treasury Bond, rounding of share prices, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -16.40%.

[Insert Bar Chart]

2002   -17.41%
2003    -2.94%
2004    -9.66%
2005    -5.89%
2006     7.28%
2007    -5.28%
2008   -30.15%
2009    18.36%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   12.70%   (quarter ended 12/31/2008)   -26.25%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                    Since
                                                         Past 1                   Inception
A-Class Shares                                            Year    Past 5 Years   (3/31/2004)
--------------                                           ------   ------------   -----------
Return Before Taxes                                       13.62%      -4.80%       -4.72%
Return After Taxes on Distributions                       13.62%      -5.26%       -5.12%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                  8.85%      -4.24%       -4.14%
Barclays Capital Long Treasury Bond Index (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)                -12.92%       5.17%        4.88%

                                                                                    Since
                                                         Past 1                   Inception
C-Class Shares                                            Year    Past 5 Years   (3/28/2001)
--------------                                           ------   ------------   -----------
Return Before Taxes                                       17.36%      -4.59%       -6.19%
Return After Taxes on Distributions                       17.36%      -5.08%       -6.47%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                 11.29%      -4.08%       -5.17%
Barclays Capital Long Treasury Bond Index (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)                -12.92%       5.17%        6.30%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

HIGH YIELD STRATEGY FUND

INVESTMENT OBJECTIVE - The High Yield Strategy Fund (the "Fund") seeks to provide investment results that correlate to the performance of the high yield bond market.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                                    A-CLASS   C-CLASS
                                                                                    -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                                   4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                                 None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                      0.75%     0.75%
Distribution and Shareholder Service (12b-1) Fees                                    0.25%     1.00%
Other Expenses                                                                       0.54%     0.54%
Total Annual Fund Operating Expenses                                                 1.54%     2.29%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $624      $938     $1,275    $2,222
C-CLASS SHARES    $332      $715     $1,225    $2,626

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $232      $715     $1,225    $2,626

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to gain exposure similar to the total return of the high yield bond market as represented by the global universe (excluding emerging market countries) of fixed rate, non-investment grade debt by investing in credit default swaps, high yield securities, futures and other financial instruments with economic characteristics comparable to that of the high yield bond market as represented by U.S. and Canadian high yield bonds. Generally, high yield bonds, which are also commonly referred to as "junk bonds," are those bonds rated BB+ and lower by Standard & Poor's Rating Service or Ba1 and lower by Moody's Investor Services, Inc., but may include unrated bonds that the Advisor determines are of similar quality. The Advisor will consider the liquidity, transaction costs and relative value of available investments in seeking to meet the Fund's investment objective.

The Fund will primarily invest in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market, but may also buy credit protection from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity.

In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments. The Fund may also invest in other financial instruments including corporate notes, convertible debt securities, preferred securities and derivatives thereof, as well as other investment companies, including exchange-traded funds ("ETFs"), unit investment trusts, and closed-end funds, that invest primarily in high yield debt instruments. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments that in combination have economic characteristics similar to the U.S. and Canadian high yield bond markets and/or in high yield debt securities.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CREDIT RISK - The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HIGH YIELD RISK - The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT TECHNIQUE RISK - Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK - The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 2.42%.

[Insert Bar Chart]

2008   -9.41%
2009   10.33%

Highest Quarter Return              Lowest Quarter Return
(quarter ended 9/30/2009)   9.31%   (quarter ended 3/31/2009)   -13.23%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                          Since
                                                              Past 1    Inception
A-Class Shares                                                 Year    (4/16/2007)
--------------                                                ------   -----------
Return Before Taxes                                            5.80%      -0.20%
Return After Taxes on Distributions                            3.44%      -3.46%
Return After Taxes on Distributions and Sale of Fund Shares    3.76%      -2.12%
Barclays Capital U.S. Corporate High Yield Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        58.21%       5.42%

                                                                          Since
                                                              Past 1    Inception
C-Class Shares                                                 Year    (4/16/2007)
--------------                                                ------   -----------
Return Before Taxes                                            9.33%       0.85%
Return After Taxes on Distributions                            6.81%      -2.50%
Return After Taxes on Distributions and Sale of Fund Shares    6.06%      -1.28%
Barclays Capital U.S. Corporate High Yield Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        58.21%       5.42%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

INVERSE HIGH YIELD STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse High Yield Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that correlate to the opposite of the performance of the high yield bond market, a result opposite of most mutual funds. The Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

The return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the high yield bond market for that period. As a consequence, especially in periods of market volatility, the path or trend of the high yield bond market during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the high yield bond market for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the high yield bond market.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risk of shorting and (b) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that inversely correlate to the performance of the high yield bond market.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                                    A-CLASS   C-CLASS
                                                                                    -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                                   4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                                 None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                      0.75%     0.75%
Distribution and Shareholder Service (12b-1) Fees                                    0.25%     1.00%
Other Expenses                                                                       0.54%     0.54%
Total Annual Fund Operating Expenses                                                 1.54%     2.29%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $624      $938     $1,275    $2,222
C-CLASS SHARES    $332      $715     $1,225    $2,626

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $232      $715     $1,225    $2,626

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to gain inverse exposure to the performance of the high yield bond market by investing in credit default swaps, futures and other financial instruments with economic characteristics opposite to that of the high yield bond market as represented by U.S. and Canadian high yield bonds. Generally, high yield bonds, which are also commonly referred to as "junk bonds," are those bonds rated BB+ and lower by Standard & Poor's Rating Service or Ba1 and lower by Moody's Investor Services, Inc., but may include unrated bonds that the Advisor determines are of similar quality. The Advisor will consider the liquidity, transaction costs and relative value of available investments in seeking to meet the Fund's objective.

The Fund will primarily invest in credit default swaps to gain inverse exposure to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a buyer of credit protection as it seeks to gain inverse exposure to the high yield bond market, but may also sell credit protection (assuming credit risk) from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity.

In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments. The Fund may also invest in other financial instruments including corporate notes, convertible debt securities, preferred securities and derivatives thereof, as well as other investment companies, including exchange-traded funds, unit investment trusts, and closed-end funds, that provide inverse exposure to the high yield debt market. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments that in combination should provide inverse exposure to the U.S. and Canadian high yield bond markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its investment objective will be more acute when the high yield bond market experiences extreme volatility. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE PERFORMANCE OF THE HIGH YIELD BOND MARKET, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CREDIT RISK - The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HIGH YIELD RISK - The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT TECHNIQUE RISK - Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK - The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -5.17%.

[Insert Bar Chart]

2008     2.17%
2009   -19.79%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 3/31/2009)   10.17%   (quarter ended 9/30/2009)   -11.04%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                 Past 1   Since Inception
A-Class Shares                                                    Year      (4/16/2007)
--------------                                                  -------   ---------------
Return Before Taxes                                             -23.02%        -8.43%
Return After Taxes on Distributions                             -23.28%        -8.83%
Return After Taxes on Distributions and Sale of Fund Shares     -14.96%        -7.28%
Barclays Capital U.S. Corporate High Yield Index (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)                        58.21%         5.42%

                                                                 Past 1   Since Inception
C-Class Shares                                                    Year      (4/16/2007)
--------------                                                  -------   ---------------
Return Before Taxes                                             -20.59%        -7.36%
Return After Taxes on Distributions                             -20.86%        -7.77%
Return After Taxes on Distributions and Sale of Fund Shares     -13.38%        -6.39%
Barclays Capital U.S. Corporate High Yield Index (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)                        58.21%         5.42%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE - The U.S. Government Money Market Fund (the "Fund") seeks to provide security of principal, high current income, and liquidity.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 180 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                                    A-CLASS   C-CLASS
                                                                                    -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                                    None      None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase
   price or current market value, whichever is less)                                  None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                       0.50%     0.50%
Distribution and Shareholder Service (12b-1) Fees                                     0.25%     1.00%
Other Expenses                                                                        0.43%     0.43%
Total Annual Fund Operating Expenses                                                  1.18%     1.93%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $120      $375     $  649    $1,432
C-CLASS SHARES    $296      $606     $1,042    $2,254

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $196      $606     $1,042    $2,254

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. government securities. The Fund may also invest in 2a-7 eligible securities, including, but not limited to Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (the World Bank), and high-quality commercial paper certificates of deposit, and short-term corporate bonds. The Fund operates under U.S. Securities and Exchange Commission rules, which impose certain liquidity, maturity and diversification requirements on all money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. government.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

CREDIT RISK - The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

INTEREST RATE RISK - The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 0%.

[Insert Bar Chart]

2001   2.31%
2002   0.11%
2003   0.01%
2004   0.03%
2005   1.31%
2006   3.05%
2007   3.18%
2008   0.64%
2009   0.01%

Highest Quarter Return              Lowest Quarter Return
(quarter ended 3/31/2001)   0.99%   (quarter ended 3/31/2009)   0.00%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

                      Past 1                  Since Inception
A-Class Shares         Year    Past 5 Years     (3/31/2004)
--------------        ------   ------------   ---------------
Return Before Taxes    0.03%       2.24%            1.99%

                      Past 1                  Since Inception
C-Class Shares         Year    Past 5 Years     (10/19/2000)
--------------        ------   ------------   ---------------
Return Before Taxes   -0.99%       1.63%            1.26%

YIELD

Call 800.820.0888 for the Fund's current yield.

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 149 of this Prospectus.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amounts and account balance requirements for A-Class Shares or C-Class Shares are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts

Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Funds except for subsequent investments made via Automated Clearing House ("ACH"). Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

Single direct purchases of C-Class Shares of a Fund in an amount of $1 million or more will be placed into A-Class Shares of that Fund. C-Class Share purchases of $1 million or more placed through a Financial Intermediary will be subject to any share class restrictions imposed by the Intermediary.

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at a Fund's next determined net asset value ("NAV") calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

In addition, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.rydex-sgi.com.

TAX INFORMATION

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Ask your sales person or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Series Funds (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds that are grouped into several categories according to each fund's investment strategy. This Prospectus describes A-Class Shares and C-Class Shares of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds") which are grouped into the following categories:

DOMESTIC EQUITY FUNDS - Nova Fund, S&P 500 Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100(R) Fund, Inverse NASDAQ-100(R) Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000(R) 1.5x Strategy Fund, Russell 2000(R) Fund, Inverse Russell 2000(R) Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, and S&P SmallCap 600 Pure Value Fund

INTERNATIONAL EQUITY FUNDS - Europe 1.25x Strategy Fund and Japan 2x Strategy
Fund

SPECIALTY FUNDS - Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, and Real Estate Fund

FIXED INCOME FUNDS - Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, and Inverse High Yield Strategy Fund

MONEY MARKET FUND - U.S. Government Money Market Fund

A-Class Shares and C-Class Shares of the Funds are sold through broker-dealers and other financial institutions ("financial intermediaries") whose clients take part in certain asset allocation investment programs.

INVESTMENT OBJECTIVES

The investment objective of each Fund (except for the U.S. Government Money Market Fund) is non-fundamental and may be changed without shareholder approval.

Each Domestic Equity Fund, International Equity Fund, Specialty Fund (except the Real Estate Fund), and Fixed Income Fund (except the High Yield Strategy Fund and Inverse High Yield Strategy Fund) may change its underlying index or benchmark without shareholder approval. The Advisor, however, will attempt to provide shareholders with 30 days' prior notice of any such change.

STRENGTHENING DOLLAR 2X STRATEGY FUND. If the Fund meets its respective investment objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of any increase in the value of the Fund's underlying index (E.G., if the value of the underlying index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the Fund's underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of any decrease in the value of the underlying index (E.G., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

WEAKENING DOLLAR 2X STRATEGY FUND. If the Fund meets its respective investment objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of any decrease in the value of the Fund's underlying index (E.G., if the value of the Fund's underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day).When the value of the Fund's underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of any increase in the value of the underlying index (E.G., if the value of the Fund's underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).

INVERSE MID-CAP STRATEGY, INVERSE NASDAQ-100(R) STRATEGY, INVERSE RUSSELL 2000(R) STRATEGY AND INVERSE S&P 500 STRATEGY FUNDS. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase during times when the value of a Fund's underlying index is decreasing. When the value of a Fund's underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

MID-CAP 1.5X STRATEGY, RUSSELL 2000(R) 1.5X STRATEGY AND EUROPE 1.25X STRATEGY FUNDS. If the Funds meet theiR respective investment objectives, the value of the Funds' shares will tend to increase during times when the performance of a Fund's underlying index is increasing. When the value of a Fund's underlying index is decreasing, the value of the Fund's shares will tend to decrease.

NOVA FUND. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of any decrease in the value of the underlying index (E.G., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

NASDAQ-100(R), RUSSELL 2000(R), S&P 500, S&P 500 PURE GROWTH, S&P 500 PURE VALUE, S&P MIDCAP 400 PURE GROWTH, S&P MIDCAP 400 PURE VALUE, S&P SMALLCAP 600 PURE GROWTH, AND S&P SMALLCAP 600 PURE VALUE FUNDS. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase on a daily basis by the percentage of any increase in the value of a Fund's underlying index. When the value of a Fund's underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index.

JAPAN 2X STRATEGY FUND. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase by 200% of the fair value of the underlying index during times when the performance of the underlying index is increasing. When the fair value of the Fund's underlying index decreases, the value of the Fund's shares should also decrease by 200% of the fair value of the decrease in the underlying index (E.G., if the fair value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 10%). Due to the use of fair valuation, which is explained in more detail under "Calculating NAV," the value of the Fund's shares may increase by more or less than 200% of the reported value of the underlying index on any given day.

GOVERNMENT LONG BOND 1.2X STRATEGY FUND. If the Fund meets its investment objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (E.G., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

INVERSE GOVERNMENT LONG BOND STRATEGY FUND. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

INVERSE HIGH YIELD STRATEGY FUND. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase during times when the value of the high yield bond market, as a whole, is decreasing. When the value of the high yield bond market is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the value of the high yield bond market increases by 5%, the value of the Fund's shares should decrease by 5% on that day).

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

With the exception of the High Yield Strategy Fund and Inverse High Yield Strategy Fund the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

Each Domestic Equity Fund's, International Equity Fund's, Fixed Income Fund's, and Real Estate Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

DOMESTIC EQUITY FUNDS, INTERNATIONAL EQUITY FUNDS, SPECIALTY FUNDS, AND FIXED INCOME FUNDS (EXCEPT FOR THE HIGH YIELD STRATEGY FUND AND INVERSE HIGH YIELD STRATEGY FUND). In managing the Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective for the Funds is to match or correlate with the performance of each Fund's underlying index or other benchmark as closely as possible. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The following Funds --Mid-Cap 1.5x Strategy Fund, Nova Fund, Russell 2000(R) 1.5x Strategy Fund, Europe 1.25X Strategy Fund, Japan 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund -- are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures contracts and options on securities, futures contracts, and stock indices, and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100(R) Strategy Fund, Inverse

Russell 2000(R) Strategy Fund, InverSe S&P 500 Strategy Fund, Inverse Government Long Bond Strategy Fund and Weakening Dollar 2x Strategy Fund, the Advisor uses derivatives investments and short selling techniques to produce returns that move inversely to the performance of their respective underlying indices.

REAL ESTATE FUND. In managing the Real Estate Fund, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices may not be available for the Real Estate Fund, the Advisor has developed its own methodology to construct an objective performance benchmark for the Fund. The Advisor first identifies the investment universe for the real estate sector using Global Industry Classification Standard (GICS) codes. The Advisor then employs a quantitative screen to ensure minimum capitalization and liquidity standards. The resulting portfolio is weighted to meet diversification standards and to generate returns respective of the real estate sector. The Advisor monitors the efficacy of this methodology, and makes periodic changes in the composition of the Real Estate Fund to ensure that the Fund remains a valid representation of the real estate sector.

HIGH YIELD STRATEGY AND INVERSE HIGH YIELD STRATEGY FUNDS. The Advisor's primary objective for the High Yield Strategy Fund and Inverse High Yield Strategy Fund is to correlate with the performance of the high yield bond market. The Advisor seeks to create portfolios that will correlate highly with the performance of the high yield bond market by investing in credit default swaps, bond futures and other financial instruments that have risk and return characteristics similar to a portfolio of high yield securities. A high yield bond is a bond that is rated below investment grade. Generally, high yield bonds are those bonds rated BB+ and lower by Standard & Poor's Rating Service or Ba1 and lower by Moody's Investor Services, Inc. Investors are subject to credit risk when investing in high yield bonds as issuers of the debt may be unable to make their interest and principal payments. High yield bonds typically pay higher yields because they tend to have a higher risk of defaulting than investment grade bonds. Investors are also subject to interest rate risk when investing in high yield bonds as fixed income securities will generally decrease when interest rates rise. However, the prices of high yield bonds may not necessarily move inversely with changes in interest rates due to changes in credit risk and/or other risks. The Funds will primarily invest in credit default swaps to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk. A buyer of credit default swaps is buying credit protection or mitigating credit risk. The High Yield Strategy Fund will generally be a seller of credit protection and the Inverse High Yield Strategy Fund will generally be a buyer of credit protection. To manage interest rate risk, the Funds invest in bond futures. The High Yield Strategy Fund will typically buy bond futures, whereas the Inverse High Yield Strategy Fund will typically sell bond futures short. Additionally, the Advisor evaluates the relative liquidity of underlying securities to determine the optimal mix of assets for each Fund.

In response to market, economic, political or other conditions, the Advisor may temporarily use a different investment strategy for defensive purposes. If the Advisor does so, different factors could affect the Funds' performance and the Funds may not achieve their respective investment objectives.

IMPORTANT INFORMATION REGARDING FUNDS THAT SEEK LEVERAGED AND INVERSE INVESTMENT RESULTS

The Mid-Cap 1.5x Strategy Fund, Russell 2000(R) 1.5x Strategy Fund, Nova Fund, Government Long Bond 1.2x StrategY Fund, and Strengthening Dollar 2x Strategy Fund (the "Daily Leveraged Funds") seek daily leveraged investment results. The Europe 1.25x Strategy Fund and Japan 2x Strategy Fund also seek leveraged investment results (the "Leveraged Funds"). The Weakening Dollar 2x Strategy Fund (the "Leveraged Inverse Fund") seeks to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis. The Inverse NASDAQ-100(R) Strategy Fund, Inverse S&P 500 Strategy Fund, Inverse Mid-Cap Strategy Fund, InversE Russell 2000(R) Strategy Fund, and Inverse Government Long Bond Strategy Fund (the "Daily Inverse Funds") seek tO provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis. The Inverse High Yield Strategy Fund seeks to provide investment results that inversely correlate to the performance of the high yield bond market (the "Inverse Fund"). The Daily Leveraged Funds, Leveraged Funds, Leveraged Inverse Fund, Daily Inverse Funds and the Inverse Fund may be referred to collectively as the "Funds."

As discussed in each Fund's Summary section, the Funds' performance is subject to the effects of compounding and leverage, which are discussed in more detail below.

UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The effect of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:

Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

The examples demonstrate that over time, the cumulative percentage increase or decrease in the NAV of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.

The following graphs further illustrate the effect of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

In order to isolate the effect of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. The S&P 500 Index's index volatility may be more or less significant at any given time. The average of the most recent five-year historical volatility for the period ending June 30, 2010 of the S&P 500 Index is 24.67%. The indices underlying the Funds' benchmarks have different historical volatilities, which may be more or less significant than the index volatilities assumed in the graphs below. The average historical volatility for the five-year period ended June 30, 2010 of the other indices underlying the Funds' benchmarks is as follows: NASDAQ-100 Index(R) 26.18%; Russell 2000(R) Index 30.59%; S&P
MidCap 400 Index 27.26%; STOXX 50(R) Index 23.79%; Nikkei 225 Stock Average 28.32%; and U.S. Dollar Index 8.70%. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.


                                  UPWARD MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance (15.7%)     2x Fund Performance (28.9%)
               0                               0
        -0.66366                        -1.32732
    -0.348088315                     -0.70039326
     -1.01242775                    -2.024374777
    -0.662813543                    -1.332294555
     1.978164896                     3.914064678
     4.522010219                     9.098337365
     5.354057682                     10.83529199
     7.215979943                     14.75287623
     4.917805413                     9.833420421
     4.391904913                     8.732340382
     3.670525533                     7.229594198
     4.533727797                     9.015267185
     3.026665043                     5.871920971
     1.561213759                     2.860076563
     1.075537879                     1.876302218
    -0.763329381                    -1.830568914
    -0.990988228                    -2.280989898
     1.218100843                     2.079623209
     1.101801245                     1.845044235
    -1.736530723                    -3.873351309
     -1.54515279                    -3.498918787
      0.82258783                     1.142590217
     0.566972323                     0.629736599
     0.704638452                     0.905240692
    -0.148551386                    -0.804538068
     0.730400976                     0.941817878
    -0.694128355                    -1.913220499
     0.878578734                     1.193580155
     0.927403966                     1.291535541
     1.210353943                     1.859477181
     1.196096441                     1.830779292
     0.612346758                     0.655957591
     2.228482884                     3.889630885
     2.441455483                     4.322497421
     2.046287568                     3.517649353
     2.496117809                     4.430281653
     1.139581689                     1.666012098
     0.788526201                     0.960246642
    -0.202436667                     -1.02505584
     0.070549588                    -0.483583716
     0.532665379                     0.435530002
    -0.133645021                     -0.89580321
      0.48769348                     0.337389953
    -0.515907261                    -1.666809277
    -1.135225584                    -2.891116501
    -1.462586625                    -3.534210371
    -1.296886111                    -3.209776627
    -1.455482274                    -3.520821689
    -0.921410406                     -2.47506458
     -2.80865938                     -6.19037452
    -3.662028508                    -7.837727829
    -1.564654531                    -3.824798174
    -1.524436802                    -3.746209569
    -1.276997254                    -3.262495771
    -0.644478976                    -2.022901392
     1.746213571                     2.692148502
     2.395914018                      4.00362993
     3.122904528                     5.480439874
     2.098677528                      3.38515532
     1.462919273                     2.097617273
     2.567850464                     4.321303377
     1.973849272                     3.112991448
     2.560066339                     4.298522756
     2.310958194                     3.791861392
      2.93021573                     5.048303391
     5.990742765                      11.2953159
     3.784227482                     6.661424125
     5.454219487                     10.09400208
     6.560645157                     12.40421462
     8.769647331                     17.06449335
     8.729004465                     16.97700872
     11.42722344                     22.78281161
     10.54098702                     20.82970543
     10.15996329                     19.99672961
     11.04928467                      21.9341968
     11.40183284                     22.70840579
     11.12414149                      22.0966553
     12.45296397                     25.01671891
     13.85693923                     28.13838638
     12.99868562                     26.20657207
     10.73306197                     21.14568853
     10.34920581                     20.30578547
     10.90537685                     21.51849185
     9.691628402                      18.8586951
     10.72480288                     21.09773143
     9.346943434                     18.08385109
     9.799978755                     19.06231749
     9.603865013                     18.63700308
     11.17810533                     22.04496963
     10.77799756                     21.16653876
     11.06431437                     21.79287283
     10.05266285                     19.57412335
     10.33156932                     20.18019675
     9.441226652                     18.24056049
     7.581273005                     14.22156384
     8.159382492                     15.44914867
     5.646840036                     10.08538122
     4.862021356                      8.44979868
     4.707150636                     8.129459665
     5.368847475                     9.496107906
     7.891588421                     14.73921954
     8.662570923                     16.37904951
     9.004390772                     17.11123667
     8.560252382                      16.1568972
     5.323311337                     9.229996791
     6.618472096                     11.91639933
     5.799759511                     10.19760965
     5.132173608                      8.80693786
     6.232802334                     11.08513753
     6.290865996                     11.20656913
     5.622222046                     9.807434804
     4.646811387                     7.779313444
      5.93124635                     10.42508003
     7.100939173                      12.8637075
     7.849456926                     14.44129383
     8.016806929                     14.79645094
     8.830454329                     16.52588243
     8.470356121                     15.75476075
     7.860947966                     14.45409396
     4.969735256                     8.318209982
     7.151741143                     12.82143124
     8.034125016                     14.67957765
     7.739321496                     14.05370239
     5.944599878                     10.25388924
     8.634639214                     15.85280224
     9.606517287                     17.92571009
     9.041287438                      16.7094479
     10.64288587                     20.13790465
     10.22453405                     19.22939778
     11.99573209                     23.06119217
     11.30591678                     21.54525057
     9.552403364                     17.71560281
     6.891156381                     11.99650797
     6.168422517                     10.48200159
     8.525573833                     15.38784439
     9.676596069                     17.83545134
     9.828454284                     18.16176127
     11.19702665                     21.10658869
     11.05200349                     20.79069426
     9.893397939                     18.27027564
     9.587685495                     17.61224348
     8.504959162                     15.28822554
      6.81076273                     11.68800484
     8.221839716                      14.6390253
     7.986835991                     14.14114801
     9.279222444                     16.87323053
     10.45102355                     19.37969384
      10.3719616                     19.20878748
     9.560396566                     17.45570305
     8.845843659                     15.92361086
     8.147488727                     14.43607908
     6.655702267                     11.27901653
     8.259804029                     14.62628935
     8.416640007                     14.95840756
      7.92584872                     13.91759713
      9.32089824                     16.86259485
     9.978911659                     18.26941014
     9.199557099                     16.59320145
     8.878117283                     15.90679395
     7.634838062                     13.25971459
     6.790528865                     11.48285088
     6.509808602                     10.89674094
     7.816790463                     13.61836876
     8.065329728                     14.14219489
     6.289059904                     10.38988437
     4.467584284                     6.606381476
     2.919479153                     3.446781542
     5.605986317                     8.847324219
     5.101411475                     7.807200958
     6.630637012                     10.94439051
       7.4792676                     12.71031456
     6.471337776                     10.59634244
      4.82018027                     7.166086284
     2.188250363                     1.784419763
     2.780840027                     2.964915463
     3.838146529                     5.083315634
     5.220959126                     7.882104663
     6.635865363                     10.78348599
     7.361629063                      12.2914708
     5.712017632                     8.840753899
     3.728331621                     4.755960405
     1.579184319                     0.415082918
     1.387067607                     0.035252825
     0.271505702                    -2.166122948
     0.605510088                     -1.51435366
     2.118214538                     1.447306697
     1.255621979                    -0.266544102
     0.990311999                    -0.789187304
    -0.106846751                    -2.944839843
     1.245506758                    -0.316974326
     1.790379702                     0.755953952
     1.986489047                     1.144186794
     1.854508332                      0.88240541
     2.090861718                     1.350600653
     1.915091882                     1.001609995
     0.715245505                    -1.376573914
    -0.887839058                     -4.51615206
    -2.615859584                    -7.845673838
    -3.855170155                    -10.19118575
    -3.468187215                    -9.468224792
    -1.135978618                    -5.093729414
     0.827856303                    -1.323293096
     1.721957401                     0.426758036
     0.463046457                    -2.059005079
      -0.4744546                    -3.886936632
    -1.314997594                    -5.510382385
     -0.77012809                    -4.466971334
    -0.221466282                     -3.41052889
     1.691787102                     0.293677328
     1.580037997                     0.073251883
     1.810451997                     0.527244198
     0.934841386                    -1.201904824
    -0.789933184                    -4.578428525
     -0.67231965                    -4.352183979
    -0.697373071                    -4.400434476
    -0.094526683                    -3.239702791
      2.01577663                     0.848032725
      1.10048088                    -0.961604544
    -0.419969252                    -3.940481403
     1.249290804                    -0.719989982
     3.874887413                     4.429068457
     1.500930736                    -0.344175404
     2.578667619                     1.772115687
     3.292358699                     3.188274677
     4.975197806                     6.550561419
     6.041745816                     8.715668827
      5.87019148                     8.363908409
     7.912109863                     12.54393781
     8.896214349                     14.59662669
     8.575569446                     13.92176716
     6.894819631                     10.39474925
     5.583647773                      7.68654526
     7.441497639                     11.47625016
     6.404117747                     9.323576884
      6.43607516                      9.38924537
     7.551205919                     11.68138762
     9.848069473                     16.45152305
      11.5734531                     20.10973119
     12.21073835                     21.48181672
     14.13279609                     25.64354079
      16.2407147                      30.2845619
      12.9289005                       22.860687
     12.15495357                     21.17666013
     11.30968655                      19.3501401
     12.93803595                      22.8420865
     13.39367316                     23.83327472
     14.35987797                     25.94359186
     15.26962224                     27.94737959
     15.88450498                     29.31239901
     16.41800248                     30.50302999
     17.19490638                     32.24482783
     15.70782021                     28.88871859

                                   FLAT MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance (-0.2%)     2x Fund Performance (-3.9%)
               0                               0
        -0.84442                        -1.68884
     0.258090894                     0.497403576
    -1.460834074                    -2.948652393
     1.929110312                     3.728868528
     0.888312166                     1.610517575
     1.021676426                     1.879155462
     0.996567489                     1.828511333
    -0.436371811                    -1.060974504
     1.264473649                     2.319376241
     2.378990446                     4.571630351
      1.03997563                     1.836245644
     2.322375001                     4.421256903
     2.914647604                     5.630100026
     2.107138113                     3.972467992
     2.779534039                     5.341826985
     2.544970587                      4.86100475
      3.16543944                     6.129969713
     2.888182322                     5.559521125
     1.930097857                     3.593601716
     1.812246278                     3.354051871
     1.369902611                     2.455967173
     0.959090944                     1.625541068
     3.009771999                     5.753977048
     2.240206594                     4.173843425
     2.052984328                      3.79231714
     1.861961552                     3.403760222
     0.581862281                     0.804810113
     0.560612351                     0.762216048
     2.916747499                     5.483933492
     0.756113302                     1.054874093
    -0.133099701                    -0.728825279
     -1.55330689                     -3.55229603
    -2.803087659                    -6.001103234
    -3.289830357                    -6.942558585
    -2.837497551                    -6.072062055
    -3.363331298                    -7.088719269
    -4.186443787                    -8.671481519
    -4.987627163                     -10.1988414
    -3.812989198                    -7.978417949
    -3.644152138                    -7.655366983
    -2.559281647                    -5.575950536
    -3.284659586                    -6.981792439
    -2.732734153                    -5.920138429
    -3.265379428                    -6.950519889
    -3.186586177                    -6.798936703
    -2.461773192                    -5.403399902
    -2.523575363                    -5.523276497
    -2.036622136                    -4.579340657
    -1.966433335                    -4.442606669
    -3.535166469                    -7.500825485
    -3.103032954                    -6.672088381
    -3.400651989                    -7.245401742
    -3.862493471                    -8.132321211
    -4.759177608                    -9.846039265
    -5.453530824                    -11.16057417
    -6.833720181                    -13.75433004
    -6.350932519                    -12.86047992
    -5.557228578                    -11.38341277
    -5.972918436                    -12.16350459
    -4.584702604                    -9.569868551
    -5.227849416                    -10.78895715
    -6.062640427                    -12.36057025
    -6.686074501                    -13.52384346
    -7.087399032                    -14.26767677
    -4.091989689                     -8.73982803
    -2.690006395                    -6.071745643
    -3.839723969                    -8.291270293
    -4.303803077                    -9.176461294
     -3.50205077                    -7.654603915
    -1.092689974                    -3.043244216
     0.955680417                     0.972704609
    -1.406985372                    -3.753423803
      0.15571391                    -0.702407338
    -1.270503456                    -3.530402777
    -0.092759292                    -1.228831126
     2.153754923                      3.21310588
    -0.429304924                     -2.00658731
     0.320890564                    -0.529963772
     3.616833102                     6.006013369
     3.011596819                     4.767629919
     4.037942562                     6.855313527
     3.763386432                     6.291331183
     2.308001174                      3.30964676
     0.608972198                    -0.121679847
     1.504593269                     1.656553765
     5.796511986                     10.25324189
     7.101723554                     12.97363038
     8.222328888                     15.33771657
     7.700740552                     14.22595325
      8.70260515                     16.35108142
     7.350018635                     13.45556841
     9.100145988                     17.15490067
     9.143715132                     17.24847229
     10.63560057                     20.45381103
     11.01391901                     21.27759464
     12.11338976                     23.67983698
      11.7005322                     22.76893498
     11.87481855                     23.15204772
     11.90408724                      23.2164858
     12.13168896                     23.71770582
     12.88244426                     25.37436013
     13.88102493                     27.59253346
     14.46841187                     28.90875252
     13.27977188                     26.23157554
     12.62762024                     24.77814518
     11.56369468                     22.42073664
     10.71641305                     20.56126359
      9.82013047                     18.60930439
     9.735989581                     18.42755461
     8.937682204                     16.70448106
     8.190249873                     15.10303883
     9.692471492                     18.29945022
     9.360629827                     17.58369123
     9.704208118                     18.32251659
     10.52413737                     20.09120157
     10.16217082                      19.3046042
     11.03798211                     21.20159513
     10.83504909                     20.75857906
     11.84101017                     22.95063709
     10.75039256                     20.55273082
      10.7533198                     20.55910347
      11.2269896                     21.59031782
       12.659482                     24.72224123
     11.40332877                     21.94093525
      10.5996763                     20.18159582
     9.420241351                     17.61836275
     9.010593852                     16.73768349
     9.722171404                      18.2617173
     10.94491528                     20.89753446
     11.32814121                     21.73274298
     12.05855401                     23.33009569
     13.10611099                     25.63594916
     12.16820119                     23.55232719
      13.0076007                     25.40151016
     10.31338649                     19.42211536
     12.28325264                     23.68715678
     9.106647137                     16.68869008
     9.255512246                     17.00711018
     8.830289793                     16.09632683
     8.373561716                     15.12188392
     7.552209329                     13.37688943
     7.216259248                     12.66860133
     4.751786313                     7.489000386
     3.287984851                     4.484897803
     2.512292084                     2.915534638
     2.632159708                     3.156212907
     0.602608749                    -0.923615313
     0.038308596                    -2.035093827
     0.309912604                    -1.503144386
     0.030860458                    -2.051161192
    -0.261739812                    -2.624181489
     0.369074763                     -1.39243581
     1.184864565                     0.210509032
     2.838528807                      3.48598973
     4.285878261                     6.398913369
     6.253127069                     10.41313157
     6.285748904                     10.48092965
     8.330048998                     14.73091005
     7.061395795                     12.04368268
     6.736239629                     11.36310694
      5.67343487                     9.145355212
     6.514658816                     10.88308024
     8.128568927                      14.2432811
     6.448467223                      10.6930569
     3.239684627                     4.019593887
     4.866122618                     7.297043251
     6.139407079                     9.902644649
     5.335528438                     8.237883349
     4.742858087                     7.019882448
     3.592257791                     4.668655631
     3.056312886                     3.585628117
     2.775463822                      3.02104501
     4.176704496                     5.830222865
     3.701606635                     4.864945402
     4.881730918                     7.251671559
     6.052211036                     9.645528869
     7.722215203                     13.09870515
      9.88753945                      17.6454993
     9.258433287                     16.29845833
     8.739739801                     15.19422773
     9.443220674                      16.6847028
     9.265594326                     16.30594426
     9.356017069                     16.49844223
     9.059454486                     15.86657798
     8.703571674                     15.11038634
     11.15711999                      20.3066994
     12.85126566                     23.97388821
     11.36501449                       20.708416
     12.16527235                     22.44321321
     10.63870299                     19.11030895
     8.799998384                      15.1513205
      9.71611613                      17.0905148
     8.646285253                     14.80703899
      7.44226712                     12.26245578
     4.890620718                     6.930213657
     6.339999316                     9.885337042
     6.492437705                      10.2003783
     7.140337696                     11.54129651
     6.521045116                      10.2518345
     6.415286761                     10.03290964
     6.914236116                     11.06473225
     5.307849719                     7.727237043
     1.722959898                     0.392735836
     0.803547098                    -1.422043571
     1.547658722                     0.033321946
     3.800696626                     4.472200574
      2.55571107                     1.966121427
      1.99561331                     0.852365876
     2.041617411                     0.943342778
     3.727957181                     4.279722143
      1.55931678                    -0.080630158
     1.117543908                    -0.949908692
     0.170901685                    -2.804482982
    -2.084446166                    -7.181197113
    -2.684923092                    -8.319638294
    -2.767314901                    -8.474880651
    -2.698570421                    -8.345462301
    -2.047312492                    -7.118537998
    -3.785874743                    -10.41564414
    -5.035215159                    -12.74214986
    -5.470115888                    -13.54136196
    -6.693427118                    -15.77908443
    -4.729323759                    -12.23338388
    -3.416493841                    -9.814535943
    -3.250766202                    -9.505037467
    -4.167049171                    -11.21913875
    -4.438457671                    -11.72201131
    -4.035962011                    -10.97837518
    -3.593308693                    -10.15711509
    -2.299338082                    -7.745372684
    -1.834966836                    -6.868400196
    -1.614429272                    -6.449941292
    -1.798853025                    -6.800660462
    -2.040103782                    -7.258586097
    -2.666645483                    -8.444915715
    -3.181791995                    -9.414044594
    -4.110820792                    -11.15249778
    -4.139737132                    -11.20608349
    -5.661998107                    -14.02617828
    -3.934480616                    -10.87747303
    -4.080538632                    -11.14847681
    -5.137187418                    -13.10605357
    -6.907896678                    -16.34997838
    -6.704536978                    -15.98451143
    -5.761972915                    -14.28689447
      -3.8730659                    -10.85082749
    -2.869212328                    -8.988857877
    -3.304173708                    -9.803971868
    -2.857477669                    -8.970632725
     -1.77686425                    -6.945411362
    -1.897275992                    -7.173562603
    -0.189503773                    -3.941717358

                                 DOWNWARD MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance (-15.8%)   2x Fund Performance (-31.9%)
               0                               0
          1.0876                          2.1752
     0.833779145                     1.662096581
    -1.693014526                    -3.433004376
    -2.544215391                    -5.105274352
     -4.12027034                    -8.174549359
    -5.432767959                    -10.68854655
    -5.262915753                    -10.36772194
    -5.788536044                    -11.36231755
    -5.385442875                    -10.60382718
    -5.092440514                    -10.05014304
    -3.785088882                    -7.572024482
    -4.448856311                    -8.847308717
    -3.609210191                    -7.245318398
    -3.446782071                     -6.93271657
    -2.204142156                    -4.537164695
    -3.708144654                    -7.473410583
    -4.859217493                    -9.685536283
    -3.545894131                    -7.192134569
    -3.052155209                    -6.241986204
    -2.894886415                    -5.937797704
    -2.698840901                    -5.557993344
    -2.072669022                    -4.342449164
    -1.737169986                    -3.687003626
    -1.666384391                     -3.54824164
    -1.752535455                     -3.71724634
     -0.51894029                     -1.29939383
    -0.771005399                    -1.799569022
    -0.806391451                    -1.869607533
    -1.164480378                    -2.578108967
    -0.223892388                    -0.723839146
    -0.487241447                    -1.247898144
     0.553562495                     0.817798323
    -0.661627308                    -1.618967863
     -1.32821759                    -2.939300342
    -3.057045889                     -6.34050138
    -2.702816335                    -5.656037764
    -3.051947819                    -6.333106643
    -2.444471324                    -5.159273136
    -3.657769434                    -7.518341376
     -3.25165803                    -6.738665505
    -2.183556335                    -4.679455239
    -3.170132985                    -6.602261268
     -3.54246319                    -7.320527238
    -1.435637671                     -3.27191715
     0.798225037                      1.11257339
     1.416974941                     2.353932453
     1.250002034                     2.016901425
     1.020529029                     1.554479214
      0.29883837                     0.103468815
     3.155549884                     5.805762812
     3.585553794                     6.687865457
     6.005105159                     11.67189578
     7.058594495                     13.89150871
     6.994352915                     13.75482524
     9.037731067                     18.09980454
     5.772160059                     11.02586245
     4.870674516                     9.133337803
     5.625260967                     10.70385384
      4.31508523                     7.957512635
     4.235268543                     7.792305253
     5.092134568                     9.564518544
     6.542616209                     12.58893751
     5.239813098                     9.835462458
     1.377406718                     1.773319843
     2.384084366                     3.794537975
     2.860221551                     4.759930972
      4.58714181                     8.277559935
     5.685934322                     10.55268802
     5.982277682                      11.1726675
     4.619875502                     8.314418217
     5.141468354                     9.394442944
     5.974420094                     11.12773226
     6.208867304                     11.61942802
     6.794619828                     12.85061263
     8.680719609                     16.83672197
     9.008120277                     17.54066322
     10.83836662                      21.4876787
      9.21558209                     17.93027649
     9.513500355                      18.5736569
     9.385971884                     18.29749886
     9.676872938                     18.92669959
      10.3996874                     20.49424864
     9.760418011                     19.09880474
     11.60252711                     23.09647522
     8.968930672                     17.28681398
     9.141820777                      17.6589885
     9.580920151                     18.60571978
     8.246443705                     15.71695887
     8.270135604                     15.76761281
     8.023669468                     15.24054602
     8.750755182                     16.79186816
     9.046546361                     17.42719256
     7.278138519                       13.618559
     4.007979022                     6.691689931
     6.609322586                     12.02862165
     4.638862476                     7.887371617
     5.091467412                     8.820683692
     5.807497616                     10.30356138
     3.421009507                      5.32776773
     2.948540967                     4.365408982
     3.935055656                     6.365592918
     3.332419416                     5.132134956
     4.622111343                     7.756443309
     5.813757191                     10.21113509
     5.450064727                     9.453521703
      7.39488027                      13.4908243
     7.860028976                     14.47392722
     9.423783676                     17.79321321
     9.248399235                     17.41561529
     8.808390383                     16.46980903
     8.359338155                     15.50846722
     6.451455289                     11.44095206
     5.339463387                     9.112727687
     6.138463216                     10.76796777
     7.119214458                     12.81502627
     5.735127088                     9.899660363
     6.676000543                     11.85552264
     5.327722572                     9.028038737
      2.69537213                     3.578381249
      3.41322305                     5.026427734
     0.341540086                    -1.212772232
    -0.742549913                    -3.347366649
     0.137992704                    -1.632497637
    -0.815220849                    -3.505218147
    -1.229297465                    -4.310910978
    -1.792408994                    -5.401996246
    -0.243871699                      -2.4187536
     0.602509172                     -0.76289743
     -0.17056075                    -2.288052612
     2.801860804                     3.530693855
      5.05126832                      8.06140408
     2.595589872                     3.009317316
     3.143809406                      4.11017789
     2.080499875                     1.963634243
     0.349929161                     -1.49354474
     0.349465404                    -1.494455215
     0.319620469                    -1.553048284
     0.609423789                    -0.984261175
    -0.792065485                    -3.742839659
     0.627203226                    -0.988729787
     1.635689057                     0.995852113
     1.517212334                     0.760390383
     0.150892174                    -1.951877805
     1.180643647                      0.06438378
     0.919142273                     -0.45284902
     0.926982278                     -0.43738218
     2.106818701                     1.890391825
     3.547443806                     4.765534901
     3.965589093                     5.611663267
     4.435149677                     6.565653421
      3.18861173                     4.021718143
     4.732210173                     7.133839906
     4.494583261                     6.647687968
     2.264459865                     2.095538054
     1.931599275                     1.430916521
     2.770628848                     3.100733127
     3.277986888                     4.118708526
     3.694744549                     4.959008975
     4.471874442                     6.532218568
     6.082099443                     9.816180738
     5.836816413                     9.308346792
     3.534759819                      4.55321509
     4.354506633                     6.208836161
     4.600418028                     6.709398406
     4.876416691                     7.272525243
     6.611911635                     10.82281674
     8.647666087                     15.05514011
     8.316670973                     14.35410914
     7.605247078                     12.85195356
     6.729232761                     11.01449806
     6.112167029                     9.730815212
      7.75160001                      13.1214974
     7.831815688                       13.289924
     7.389586629                     12.36069738
     7.504074667                     12.60027286
     5.917529533                      9.27676321
     6.860862827                     11.22326648
     7.614370829                     12.79180372
     8.862374687                     15.40789682
     9.287710871                      16.3097172
      9.88231252                     17.57532976
     8.993968964                     15.67425425
     6.289065637                     9.932878317
     5.872083003                     9.070322967
     6.044442754                     9.425455939
     7.869891792                     13.19275554
     7.105892496                     11.58935752
     5.271704087                      7.76742202
     5.662441071                     8.567422701
      4.44087759                     6.057126753
     4.648652272                     6.479106849
     2.829021506                     2.776189429
      2.09201506                     1.302933864
     3.542232134                     4.180950216
     3.672892077                     4.443882098
     5.314863342                     7.752246507
     7.351652799                      11.9201034
     8.319556771                     13.93829147
     7.407917717                     12.02043658
     6.680540558                     10.50320938
     7.538998867                     12.28164803
     5.853755216                     8.762516619
     3.592083882                     4.114876759
     0.101859392                    -2.900800097
     2.513913796                     1.778604545
     4.225076045                     5.176381479
     5.623880791                     7.999525911
     3.426059079                     3.505017641
     3.368751734                      3.39031545
     3.307658734                     3.268103962
     3.142397473                      2.93770799
     3.346433763                     3.344970738
     0.282832081                    -2.782145887
     0.407563868                    -2.540306753
    -0.192752875                    -3.705690781
    -0.706939851                    -4.697868826
     0.129991424                    -3.091284559
     1.511585045                    -0.416991648
    -0.839524776                     -5.02987576
    -0.237769432                    -3.877223363
     2.080704806                     0.590563296
     0.829501608                    -1.875313773
    -0.488743296                    -4.441078069
    -3.683850727                     -10.5774898
    -3.640704944                    -10.49737438
    -4.601079495                    -12.28144812
    -3.392947565                    -10.05971264
    -3.333047329                    -9.948179487
    -3.644256916                    -10.52800515
    -3.260741787                    -9.815772281
    -4.050453374                    -11.28817409
    -3.386146688                    -10.05978144
    -4.310229211                    -11.78028386
    -4.834245533                    -12.74650148
    -5.988130306                    -14.86239882
    -7.497396862                    -17.59599691
    -8.280116889                    -18.99053634
     -8.35777428                    -19.12771452
    -10.16596704                    -22.31909665
    -11.09485094                    -23.92553774
    -12.21221085                    -25.83774542
    -12.43714072                    -26.21778248
    -14.21396626                    -29.21215999
    -12.62572363                    -26.59102785
    -13.51204829                    -28.08034908
    -13.80646193                    -28.56999245
    -12.19834909                    -25.90465314
    -12.84604431                    -26.99782625
    -13.27799674                      -27.721453
    -13.78505163                    -28.56666387
     -15.5676319                    -31.52057519
    -15.81726464                    -31.92550772

MARKET VOLATILITY. Each Daily Leveraged Fund and Leveraged Inverse Fund seeks to provide a return that is a multiple of the daily performance of its benchmark. NO DAILY LEVERAGED FUND OR LEVERAGED INVERSE FUND ATTEMPTS TO, AND NO DAILY LEVERAGED FUND OR LEVERAGED INVERSE FUND SHOULD BE EXPECTED TO, PROVIDE RETURNS THAT ARE A MULTIPLE OF THE RETURN OF THE BENCHMARK FOR PERIODS OTHER THAN A SINGLE DAY. Each Daily Leveraged Fund and Leveraged Inverse Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses.

Daily rebalancing will impair a Daily Leveraged Fund's or Leveraged Inverse Fund's performance if the benchmark experiences volatility. For instance, a hypothetical 2x daily leveraged fund would be expected to lose -3.9% (as shown in Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%. If the benchmark's annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 2x daily leveraged fund widens to approximately -14.8% while the loss for a 2x inverse fund rises to 38.0%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the benchmark is flat. For instance, if annualized volatility of the benchmark is 90%, a 2x leveraged inverse fund targeted to the same benchmark would be expected to lose more than 90% of its value even if the cumulative benchmark return for the year was 0%. An index's volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

     TABLE 1

 BENCHMARK
ANNUALIZED   HYPOTHETICAL   HYPOTHETICAL
VOLATILITY   2X LEVERAGED    2X INVERSE
   RANGE       FUND LOSS      FUND LOSS
----------   ------------   ------------
    10%          -1.0%          -2.9%
    20%          -3.9%         -11.3%
    30%          -8.6%         -23.6%
    40%         -14.8%         -38.0%
    50%         -22.2%         -52.7%
    60%         -30.4%         -66.0%
    70%         -39.1%         -77.1%
    80%         -47.5%         -85.3%
    90%         -56.2%         -91.3%
   100%         -64.0%         -95.1%

Table 1 shows the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.

Table 2 shows the range of volatility for the indices to which the Daily Leveraged Funds and Leveraged Inverse Funds are benchmarked for the five year period ended June 30, 2010. (In historical terms, volatility ranges during this period were extremely high). The indices to which the Funds are benchmarked have historical volatility rates over that period ranging from 8.70% to 30.59%. Since market volatility, like that experienced by the markets recently, has negative implications for funds that rebalance daily, investors should be sure to monitor and manage their investments in the Daily Leveraged Funds and Leveraged Inverse Funds in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various indices in Table 2 to give investors some sense of the risks of holding the Daily Leveraged Funds and Leveraged Inverse Funds for long periods. These tables are intended to simply underscore the fact that the Daily Leveraged Funds and Leveraged Inverse Funds are designed for investors who
(a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. THEY ARE NOT INTENDED TO BE USED BY, AND ARE NOT APPROPRIATE FOR, INVESTORS WHO DO NOT INTEND TO ACTIVELY MONITOR AND MANAGE THEIR PORTFOLIOS.

TABLE 2

                                VOLATILITY AVERAGE FOR THE
INDEX                      FIVE YEAR PERIOD ENDED JUNE 30, 2010
-----                      ------------------------------------
S&P 500 Index                              24.67%
S&P MidCap 400 Index                       27.26%
Russell 2000(R) Index                      30.59%
NASDAQ-100 Index(R)                        26.18%
Nikkei 225 Stock Average                   28.32%
STOXX 50(R) Index                          23.79%
U.S. Dollar Index                           8.70%

A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. Each Daily Leveraged Fund seeks daily exposure to its target index equal to or in excess of 120% of its net assets while each Leveraged Inverse Fund seeks daily exposure to its target index equal to -200% of its net assets. As a consequence, for each Daily Leveraged Fund the risk of total loss of your investment exists in the event of a movement of the Daily Leveraged Fund's target index in excess of 50% in a direction adverse to the Daily Leveraged Fund (meaning a decline in the value of the target index of a Daily Leveraged Fund) and for each Leveraged Inverse Fund the risk of total loss exists in the event of a movement of the Leveraged Inverse Fund's target index in excess of 50% in a direction adverse to the Leveraged Inverse Fund (meaning a gain in the value of the target index of a Leveraged Inverse Fund). In short, the risk of total loss of your investment exists.

THE PROJECTED RETURNS OF LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Daily Leveraged Funds and Leveraged Inverse Funds seek daily leveraged investment results, which should not be equated with seeking a leveraged goal for longer than a day. For instance, if a Daily Leveraged Fund's underlying index gains 10% for a week, the Daily Leveraged Fund's shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses set forth in the prospectus, but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Daily Leveraged Fund's or Leveraged Inverse Fund's daily target or inverse daily target (E.G., 200% or -200%) will not generally equal a Daily Leveraged Fund's or Leveraged Inverse Fund's performance over that same period.

The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index impact a Daily Leveraged Fund's and Leveraged Inverse Fund's performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in a

Daily Leveraged Fund and Leveraged Inverse Fund over a 10 trading day period and do not reflect expenses of any kind.

TABLE 1: NO CLEAR TREND IN THE MARKET

                     INDEX                   2X DAILY LEVERAGED FUND           2X LEVERAGED INVERSE FUND
        ------------------------------  ---------------------------------  ---------------------------------
                  DAILY     CUMULATIVE              DAILY      CUMULATIVE              DAILY      CUMULATIVE
        VALUE  PERFORMANCE     VALUE      NAV    PERFORMANCE  PERFORMANCE    NAV    PERFORMANCE  PERFORMANCE
        -----  -----------  ----------  -------  -----------  -----------  -------  -----------  -----------
         100                            $100.00                            $100.00
Day 1    105       5.00%        5.00%   $110.00     10.00%       10.00%    $ 90.00    -10.00%      -10.00%
Day 2    110       4.76%       10.00%   $120.48      9.52%       20.48%    $ 81.43     -9.52%      -18.57%
Day 3    100      -9.09%        0.00%   $ 98.57    -18.18%       -1.43%    $ 96.23     18.18%       -3.77%
Day 4     90     -10.00%      -10.00%   $ 78.86    -20.00%      -21.14%    $115.48     20.00%       15.48%
Day 5     85      -5.56%      -15.00%   $ 70.10    -11.11%      -29.90%    $128.31     11.11%       28.31%
Day 6    100      17.65%        0.00%   $ 94.83     35.29%       -5.17%    $ 83.03    -35.29%      -16.97%
Day 7     95      -5.00%       -5.00%   $ 85.35    -10.00%      -14.65%    $ 91.33     10.00%       -8.67%
Day 8    100       5.26%        0.00%   $ 94.34     10.53%       -5.66%    $ 81.71    -10.53%      -18.29%
Day 9    105       5.00%        5.00%   $103.77     10.00%        3.77%    $ 73.54    -10.00%      -26.46%
Day 10   100      -4.76%        0.00%   $ 93.89     -9.52%       -6.11%    $ 80.55      9.52%      -19.45%

The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is -6.11%, while the hypothetical return of the Leveraged Inverse Fund is -19.45%. The volatility of the benchmark performance and lack of clear trend results in performance for each Daily Leveraged Fund and Leveraged Inverse Fund for the period which bears little relationship to the performance of the Funds' target index for the 10 trading day period.

TABLE 2: CLEAR TREND THAT MARKET RISES

                     INDEX                   2X DAILY LEVERAGED FUND           2X LEVERAGED INVERSE FUND
        ------------------------------  ---------------------------------  ---------------------------------
                  DAILY     CUMULATIVE              DAILY      CUMULATIVE              DAILY      CUMULATIVE
        VALUE  PERFORMANCE     VALUE      NAV    PERFORMANCE  PERFORMANCE    NAV    PERFORMANCE  PERFORMANCE
        -----  -----------  ----------  -------  -----------  -----------  -------  -----------  -----------
         100                            $100.00                            $100.00
Day 1    102      2.00%        2.00%    $104.00     4.00%         4.00%    $ 96.00     -4.00%       -4.00%
Day 2    104      1.96%        4.00%    $108.08     3.92%         8.08%    $ 92.24     -3.92%       -7.76%
Day 3    106      1.92%        6.00%    $112.24     3.85%        12.24%    $ 88.69     -3.85%      -11.31%
Day 4    108      1.89%        8.00%    $116.47     3.77%        16.47%    $ 85.34     -3.77%      -14.66%
Day 5    110      1.85%       10.00%    $120.78     3.70%        20.78%    $ 82.18     -3.70%      -17.82%
Day 6    112      1.82%       12.00%    $125.18     3.64%        25.18%    $ 79.19     -3.64%      -20.81%
Day 7    114      1.79%       14.00%    $129.65     3.57%        29.65%    $ 76.36     -3.57%      -23.64%
Day 8    116      1.75%       16.00%    $134.20     3.51%        34.20%    $ 73.68     -3.51%      -26.32%
Day 9    118      1.72%       18.00%    $138.82     3.45%        38.82%    $ 71.14     -3.45%      -28.86%
Day 10   120      1.69%       20.00%    $143.53     3.39%        43.53%    $ 68.73     -3.39%      -31.27%

The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is 43.53%, while the hypothetical return of the Leveraged Inverse Fund is -31.27%. The hypothetical return of the Daily Leveraged Fund is 218% of the index return for the 10 trading day period while the hypothetical return of the Leveraged Inverse Fund is -156% of the index return for the period. In this case, because of the positive index trend, the Daily Leveraged Fund gain is greater than 200% of the index gain and the Leveraged Inverse Fund decline is less than -200% of the index gain for the 10 trading day period.

TABLE 3: CLEAR TREND THAT MARKET DECLINES

                     INDEX                   2X DAILY LEVERAGED FUND           2X LEVERAGED INVERSE FUND
        ------------------------------  ---------------------------------  ---------------------------------
                  DAILY     CUMULATIVE              DAILY      CUMULATIVE              DAILY      CUMULATIVE
        VALUE  PERFORMANCE     VALUE      NAV    PERFORMANCE  PERFORMANCE    NAV    PERFORMANCE  PERFORMANCE
        -----  -----------  ----------  -------  -----------  -----------  -------  -----------  -----------
         100                            $100.00                            $100.00
Day 1     98      -2.00%       -2.00%   $ 96.00     -4.00%       -4.00%    $104.00     4.00%         4.00%
Day 2     96      -2.04%       -4.00%   $ 92.08     -4.08%       -7.92%    $108.24     4.08%         8.24%
Day 3     94      -2.08%       -6.00%   $ 88.24     -4.17%      -11.76%    $112.76     4.17%        12.76%
Day 4     92      -2.13%       -8.00%   $ 84.49     -4.26%      -15.51%    $117.55     4.26%        17.55%
Day 5     90      -2.17%      -10.00%   $ 80.82     -4.35%      -19.18%    $122.66     4.35%        22.66%
Day 6     88      -2.22%      -12.00%   $ 77.22     -4.44%      -22.78%    $128.12     4.44%        28.12%
Day 7     86      -2.27%      -14.00%   $ 73.71     -4.55%      -26.29%    $133.94     4.55%        33.94%
Day 8     84      -2.33%      -16.00%   $ 70.29     -4.65%      -29.71%    $140.17     4.65%        40.17%
Day 9     82      -2.38%      -18.00%   $ 66.94     -4.76%      -33.06%    $146.84     4.76%        46.84%
Day 10    80      -2.44%      -20.00%   $ 63.67     -4.88%      -36.33%    $154.01     4.88%        54.01%

The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is -36.33%, while the hypothetical return of the Leveraged Inverse Fund is 54.01%. The hypothetical return of the Daily Leveraged Fund is 182% of the index return for the 10 trading day period, while the hypothetical return of the Leveraged Inverse Fund is -270% of the index return for the period. In this case, because of the negative index trend, the Daily Leveraged Fund decline is less than 200% of the index decline and the Leveraged Inverse Fund gain is greater than 200% of the index decline for the 10 trading day period.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

ACTIVE TRADING RISK - A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

CAPITALIZATION SECURITIES RISK - The Fund's underlying index may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, E.G., large, mid or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in its underlying index may underperform other segments of the equity market or the equity market as a whole. If the Fund has net short exposure to the components of its underlying index it is subject to the risk that the predominate capitalization range represented in its underlying index may outperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. A number of factors may adversely affect the Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying index or benchmark, or its weighting of investment exposure to such securities or industries may be different from that of its underlying index or benchmark. In addition, the Fund may invest in securities or financial instruments not included in its underlying index or benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. If the Fund seeks to meet its investment objective on a daily basis, activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund's ability to meet its daily investment objective on that day.

Each of the Nova Fund, Mid-Cap 1.5x Strategy Fund, Russell 2000(R) 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, and Government Long Bond 1.2x Strategy Fund is considered a "leveraged" fund because it seeks to match or correlate to a multiple or a multiple of the inverse of the performance of the Fund's underlying index or benchmark on a daily basis. The Europe 1.25x Strategy Fund and Japan 2x Strategy Fund are also "leveraged" funds but have investment objectives to correlate to a multiple of the performance of each Fund's underlying index over time. The Funds listed above are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from the Nova Fund's, Mid-Cap 1.5x Strategy Fund's, Russell 2000(R) 1.5x Strategy Fund's, Strengthening Dollar 2x Strategy Fund's, Weakening Dollar 2x Strategy Fund's, and Government Long Bond 1.2x Strategy Fund's having a single day investment objective in combination with the use of leverage, which is that for periods greater than one day, the effect of compounding may cause the performance of the Fund to be either greater than or less than the performance of the Fund's underlying index or benchmark (or the inverse of the performance of the Fund's underlying index or benchmark) times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

COUNTERPARTY CREDIT RISK - The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties. Swap agreements also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

     CREDIT DEFAULT SWAP RISK - The High Yield Strategy Fund and Inverse High Yield Strategy Fund may each enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a "Credit Event") or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund's credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

CREDIT RISK - For the High Yield Strategy Fund and U.S. Government Money Market Fund, credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. For the Inverse High Yield Strategy Fund, credit risk is the risk that the Fund could lose money if the credit quality, or the perception of the financial condition, of the issuer or guarantor of a debt instrument is either upgraded or improves. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Similarly, the Strengthening Dollar 2x Strategy Fund's exposure to the U.S. Dollar Index(R) subjects the Fund to the risk that foreign currencies will appreciate in value relative to the U.S. Dollar. Conversely, the Weakening Dollar 2x Strategy Fund's exposure to the U.S. Dollar Index(R) subjects the Fund to the risk that foreign currencies will depreciate in value relative to the U.S. Dollar. To the extent the U.S. Dollar Index(R) is heavily weighted in a particular currency, the Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund will necessarily have concentrated exposures to that same currency. Currently, the Euro is the most heavily weighted of the six foreign currencies represented by the U.S. Dollar Index(R) at approximately 58%. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK - The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a CFTC approved futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

     - The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

     - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FIXED INCOME RISK - The Fund may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. While such periods may benefit the High Yield Strategy Fund, they may cause the value of an investment in the Inverse High Yield Strategy Fund to decrease. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Government Long Bond 1.2x Strategy Fund or Inverse Government Long Bond Strategy Fund having to reinvest the proceeds in lower or higher coupon securities, respectively. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. The value of an investment in the High Yield Strategy Fund may decline during periods of rising interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. With respect to the High Yield Strategy Fund and Inverse High Yield Strategy Fund, the prices of high yield bonds, unlike those of investment grade bonds, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, which are indirectly linked to the performance of foreign issuers. The High Yield Strategy and Inverse High Yield Strategy Funds may invest in instruments that are linked to the performance of foreign issuers, primarily Canadian issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund. With respect to the High Yield Strategy and Inverse High Yield Strategy Funds, the Canadian economy can be significantly affected by the U.S. economy and the price of natural resources. In addition, periodic demands by the Province of Quebec for sovereignty could significantly affect the Canadian market.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK - Because a significant portion of the assets of the Fund are invested in a specific geographical region, the value of its investments and the NAV of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990s and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

GROWTH STOCKS RISK - Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer's earnings and other measures, because investors believe they have greater growth potential. However, there is no guarantee that such an issuer will realize that growth potential. In addition, an investment in growth stocks also may be susceptible to rapid price swings, especially during periods of economic uncertainty or in response to adverse news about the condition of the issuer, such as earnings disappointments. Growth stocks also typically have little or no dividend income to absorb the effect of adverse market conditions.

HIGH YIELD RISK - The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. The High Yield Strategy Fund seeks to correspond generally to the total return of the high yield bond market and thus an investment in the Fund will generally decline in value when the high yield bond market is losing value. By contrast, the Inverse High Yield Strategy Fund seeks to correspond generally to the inverse (opposite) of the total return of the high yield bond market, and thus an investment in the Fund will generally decline in value when the high yield bond market is gaining value.

INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates. Because the Fund primarily invests in money market instruments and other short-term securities that are based on short-term interest rates, which can fluctuate significantly over short periods, the risk of decline in the Fund's yield may be greater than funds that invest in longer term securities that lock in interest rates. For example, if the Fund invests in money market securities with maturities of less than one year and interest rates decline, then the yield of the Fund will also decline because when the money market securities mature, the returns are reinvested at lower interest rates.

INDUSTRY CONCENTRATION RISK - The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

INTEREST RATE RISK - The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund - a means of achieving an overall investment objective of principal safety - reduces the likelihood of price fluctuation.

INVESTMENT IN INVESTMENT COMPANIES RISK - The Fund may purchase shares of investment companies, such as ETFs, unit investment trusts, and closed-end investment companies to gain exposure to a particular portion of the market or when such investments present a more cost efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company


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generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund may invest in investment companies, such as the Managed Futures Strategy Fund's, Commodities Strategy Fund's, Long/Short Commodities Strategy Fund's, and Multi-Hedge Strategy Fund's respective Subsidiaries, described in a separate prospectus, or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the regulatory scheme of the Investment Company Act of 1940.

INVESTMENT TECHNIQUE RISK - The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, options, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in high yield debt securities, the securities underlying the Fund's derivative investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund's position in a particular instrument when desired.

ISSUER SPECIFIC RISK - The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the High Yield Strategy Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the High Yield Strategy Fund to decrease. Conversely, with respect to the Inverse High Yield Strategy Fund, effective management, improved financial condition or increased demand of the issuer's goods or services are factors that may contribute to an increase in the value of a security. An increase in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Inverse High Yield Strategy Fund to decrease.

LEVERAGING RISK - The Fund achieves leveraged exposure to its underlying index through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to


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satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses. The value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

MARKET RISK - The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day.

NON-DIVERSIFICATION RISK - To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund invests, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a


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result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and may be affected by a general decline in market segments relating to its underlying index or benchmark. The Fund invests in securities included in, or representative of, its underlying index regardless of their investment merits. The Advisor does not attempt to take defensive positions in declining markets.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REAL ESTATE SECTOR CONCENTRATION RISK - The risk that the securities of Real Estate Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Real Estate Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in Real Estate Companies may also subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is


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obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

STATUS AS A REGULATED INVESTMENT COMPANY RISK - The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Please see the Statement of Additional Information under "Special Considerations Applicable to the Funds" for additional discussion of this issue.

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the NASDAQ-100(R) Fund's, Inverse NASDAQ-100(R) Strategy Fund's, and Technology Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

In addition, because the Nova Fund, S&P 500 Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100(R) Fund, Inverse NASDAQ-100(R) Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell


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2000(R) Fund, Inverse Russell 2000(R) Strategy Fund, Inverse Government Long
Bond Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

The Mid-Cap 1.5x Strategy Fund, Russell 2000(R) 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund seek to track their respective benchmarks over time, but are also subject to the effects of mathematical compounding. Tracking error may be more significant for the Mid-Cap 1.5x Strategy Fund, Russell 2000(R) 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund compared to other Rydex|SGI Funds due to the Funds' consistent application of leverage to increase exposure to their respective underlying indices.

The prices of the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund are calculated at the close of the U.S. markets using fair value prices. Due to the differences in times between the close of the European and Japanese markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. On a daily basis, the Funds are priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movement in the U.S. as related to the securities. As a result, the tracking error risk for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund may be higher than for other Rydex|SGI Funds.

TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

VALUE STOCKS RISK - Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock. In addition, the Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

PORTFOLIO HOLDINGS


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A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.


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MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee for the fiscal year ended March 31, 2010 at an annualized rate based on the average daily net assets of each Fund, as set forth below:

FUND                                    ADVISORY FEE
----                                    ------------
NOVA                                        0.75%
S&P 500                                     0.75%
INVERSE S&P 500 STRATEGY                    0.90%
NASDAQ-100(R)                               0.75%
INVERSE NASDAQ-100(R) STRATEGY              0.90%
MID-CAP 1.5x STRATEGY                       0.90%
INVERSE MID-CAP STRATEGY                    0.90%
RUSSELL 2000(R) 1.5x STRATEGY               0.90%
RUSSELL 2000(R)                             0.75%
INVERSE RUSSELL 2000(R) STRATEGY            0.90%
S&P 500 PURE GROWTH                         0.75%
S&P 500 PURE VALUE                          0.75%
S&P MIDCAP 400 PURE GROWTH                  0.75%
S&P MIDCAP 400 PURE VALUE                   0.75%
S&P SMALLCAP 600 PURE GROWTH                0.75%
S&P SMALLCAP 600 PURE VALUE                 0.75%
EUROPE 1.25x STRATEGY                       0.90%
JAPAN 2x STRATEGY                           0.75%
STRENGTHENING DOLLAR 2x STRATEGY            0.90%
WEAKENING DOLLAR 2x STRATEGY                0.90%
REAL ESTATE                                 0.85%
GOVERNMENT LONG BOND 1.2x STRATEGY          0.50%
INVERSE GOVERNMENT LONG BOND STRATEGY       0.90%
HIGH YIELD STRATEGY                         0.75%
INVERSE HIGH YIELD STRATEGY                 0.75%
U.S. GOVERNMENT MONEY MARKET                0.50%

The Advisor may reimburse expenses or waive fees of the U.S. Government Money Market Fund to the extent necessary to maintain the Fund's net yield at a certain level as determined by the Advisor. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In


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addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the Funds' September 30, 2009 Semi-Annual Report to Shareholders, which covers the period April 1, 2009 to September 30, 2009.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investment professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of the Advisor - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with the Advisor since it was founded in 1993. Mr. Byrum was named the President of the Advisor in 2004 and has served as CIO of the Advisor since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R) Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Funds. Mr. Dellapa joined the Advisor in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became a Portfolio Manager. Prior to joining the Advisor, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

RYAN A. HARDER, CFA, Portfolio Manager - Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio


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Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in
Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

LEGAL PROCEEDINGS

In March, 2010, an action was filed against the Advisor, Rydex Distributors, Inc. (the "Distributor"), the Trust, and certain trustees and officers of the Trust in federal district court in San Francisco, California. The action seeks class action status on behalf of purchasers of shares in the Trust's Inverse Government Long Bond Strategy Fund during a particular time period. The action asserts claims under provisions of the federal securities laws, alleging that certain registration statements of the Trust contained negligent misrepresentations and omissions with respect to certain risks associated with investment in the Inverse Government Long Bond Strategy Fund, the suitability of the Inverse Government Long Bond Strategy Fund and differences between performance of the Inverse Government Long Bond Strategy Fund's shares over time and that of its reference benchmark. The action also asserts a claim seeking to hold the Advisor and the individual trustee defendants liable as control persons of the Trust. The action seeks unspecified damages and interest thereon as well as an award to the plaintiffs and putative class of attorney's fees and litigation expenses. The Advisor, the Trust and the other defendants believe the claims asserted to be without merit and intend to actively defend against them. The Advisor and Distributor do not believe that these claims are likely to have a material adverse effect on the Inverse Government Long Bond Strategy Fund, or the ability of the Advisor and Distributor to perform their duties as investment adviser and principal underwriter of the Inverse Government Long Bond Strategy Fund.

SHAREHOLDER INFORMATION

CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable sales charges.

Each Fund calculates its NAV by:

-    Taking the current market value of its total assets

-    Subtracting any liabilities

-    Dividing that amount by the total number of shares owned by shareholders

The Funds, except for the S&P 500 Fund and Russell 2000(R) Fund, calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The S&P 500 and Russell 2000(R) Funds, calculate NAV twice each Business Day, first in the morning and again in the afternoon, on each day that the NYSE is open for trading. The S&P 500 and Russell 2000(R) Funds' morning NAV is calculated as of 10:45 a.m., Eastern Time and the Funds' afternoon NAV is calculated as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time).

If the NYSE closes early - such as on days in advance of holidays generally observed by the


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NYSE - the Funds will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. In addition, if the NYSE closes early the S&P 500 Fund and Russell 2000(R) Fund will calculate NAV only once and will not calculate the morning NAV. These dates are listed in the SAI. For more information on these early closings, please call 800.820.0888 or visit the Rydex|SGI web site - www.rydex-sgi.com.

In calculating NAV, the Funds, except for the International Equity Funds, generally value their investment portfolios based on the market price of the securities as of the time the Funds determine NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.

The International Equity Funds generally value their assets at fair value using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Funds price their shares at the close of the NYSE. As such, the value assigned to the Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Funds' Board of Trustees.

More information about the valuation of the Funds' holdings and the amortized cost method can be found in the SAI.

BUYING, SELLING AND EXCHANGING FUND SHARES

A-Class Shares and C-Class Shares are offered primarily through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex|SGI shareholder account to make share transactions
- buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex|SGI Client Services at 800.820.0888 or
301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex|SGI to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex|SGI.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     - You must provide a street address (Rydex|SGI does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - If you open an account directly with Rydex|SGI you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early - or as otherwise permitted by the U.S. Securities and Exchange Commission - the Funds reserve the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and Rydex will post advance notice of early closings at www.rydex-sgi.com.

Notwithstanding the foregoing, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.rydex-sgi.com.

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Funds' transfer agent, distributor, or authorized dealer subject to any applicable front end sales charge. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.

                                                             MORNING                      AFTERNOON
   METHOD                     FUND                        CUT-OFF TIME                  CUT-OFF TIME
   ------      ---------------------------------   --------------------------   ----------------------------
By Mail        All Funds                                  Not Available            4:00 P.M., Eastern Time
                                                                                     or  earlier close**
By Phone       Domestic Equity Funds - except             Not Available            3:45 P.M., Eastern Time
               for the S&P 500 Fund and Russell
               2000(R) Fund

               S&P 500 Fund and Russell 2000(R)     10:30 A.M., Eastern Time       3:45 P.M., Eastern Time
               Fund

               International Equity Funds                 Not Available            3:45 P.M., Eastern Time

               Strengthening Dollar 2x Strategy           Not Available            3:45 P.M., Eastern Time
               Fund and Weakening Dollar 2x
               Strategy Fund

               Real Estate Fund                           Not Available            3:30 P.M., Eastern Time

               Fixed Income Funds - except for            Not Available            3:45 P.M., Eastern Time
               the High Yield Strategy Fund and
               Inverse High Yield Strategy Fund

               High Yield Strategy Fund and               Not Available            3:30 P.M., Eastern Time
               Inverse High Yield Strategy Fund

               U.S. Government Money Market Fund*         Not Available            1:00 P.M., Eastern Time

By Internet    Domestic Equity Funds - except             Not Available            3:50 P.M., Eastern Time
               for the S&P 500 Fund and Russell
               2000(R) Fund

               S&P 500 Fund and Russell 2000(R)     10:30 A.M., Eastern Time       3:50 P.M., Eastern Time
               Fund

               International Equity Funds                 Not Available            3:50 P.M., Eastern Time

               Strengthening Dollar 2x Strategy           Not Available            3:50 P.M., Eastern Time
               Fund and Weakening Dollar 2x
               Strategy Fund

               Real Estate Fund                           Not Available            3:45 P.M., Eastern Time

               Fixed Income Funds - except for            Not Available            3:50 P.M., Eastern Time
               the High Yield Strategy Fund and
               Inverse High Yield Strategy Fund

               High Yield Strategy Fund and               Not Available            3:45 P.M., Eastern Time
               Inverse High Yield Strategy Fund

               U.S. Government Money Market Fund*         Not Available           1:00 P.M., Eastern Time
By Financial   All Funds - except for the S&P             Not Available           4:00 P.M., Eastern Time
Intermediary   500 Fund and Russell 2000(R) Fund                                    or  earlier close**

               S&P 500 Fund and Russell 2000(R)    10:30 A.M., Eastern Time**
               Fund

* To receive the current Business Day's dividend for the U.S. Government Money Market Fund, the Fund must receive your wire purchase order by 1:00 p.m., Eastern Time. All redemption orders received prior to 1:00 p.m., Eastern Time will not receive the current Business Day's dividend. All redemption orders received after 1:00 p.m., Eastern Time are entitled to receive the current Business Day's dividend.

** Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.

EARLY TRANSACTION CUT-OFF TIMES

On any day that the Funds calculate NAV earlier than normal, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

SALES CHARGES
A-CLASS SHARES

A-Class Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

                                    SALES CHARGE AS % OF   SALES CHARGE AS % OF NET
AMOUNT OF INVESTMENT                   OFFERING PRICE          AMOUNT INVESTED
--------------------                --------------------   ------------------------
Less than $100,000                          4.75%                   4.99%
$100,000 but less than $250,000             3.75%                   3.90%
$250,000 but less than $500,000             2.75%                   2.83%
$500,000 but less than $1,000,000           2.00%                   2.04%
$1,000,000 or greater                         *                       *

* For investments of $1 million or more, A-Class Shares are sold at NAV, without any up-front sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.

In addition to the information in this Prospectus, you may obtain more information about share classes, sales charges and sales charges reductions and waivers by clicking on the "Customer Service Center" tab of www.rydex-sgi.com, from the SAI or from your financial adviser.

SALES CHARGE FOR THE U.S. GOVERNMENT MONEY MARKET FUND

You will not be charged a sales charge for purchases of A-Class Shares of the U.S. Government Money Market Fund. If you exchange your A-Class Shares of the U.S. Government Money Market Fund for A-Class Shares of another Fund, the exchange will be treated as an initial purchase of the other Fund, and applicable sales charges will apply.

HOW TO REDUCE YOUR SALES CHARGE

You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, IN WRITING AND AT THE TIME OF PURCHASE, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.

     - RIGHTS OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares or C-Class Shares of Rydex Series Funds or Rydex Dynamic Funds (offered in a separate prospectus) that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class and C-Class Shares that you own. Additionally, you may combine simultaneous purchases of A-Class Shares of one Rydex Series Fund or Rydex Dynamic Fund with A-Class Shares of any other Rydex Series Fund or Rydex Dynamic Fund to reduce the sales charge rate that applies to the purchase of A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

     - LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of A-Class Shares of Rydex Series Funds or Rydex Dynamic Funds during a 13-month period. At your written request, A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

SALES CHARGE WAIVERS

The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:

     - REPURCHASE OF A-CLASS SHARES. If you have redeemed A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund within the past 365 days, you may repurchase an equivalent amount of A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (E.G., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

     - Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their families (E.G., spouse, children, mother or father).

     - Employees of the Advisor and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a "Selling Broker") and their families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

     - Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their families.

     - Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

     - Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

     - Employer-sponsored retirement plans including, but not limited to, those that qualify under Sections 403(b), 401(a), 401(k) or 457 of the Internal Revenue Code of 1986, as amended, where at the time of purchase the Distributor has been notified in writing that such plan has at least $100 million in assets or 100 participating employees. Employer-sponsored retirement plans do not include IRAs, Roth IRAs, SEP or SARSEP plans, profit-sharing plans, single participant plans or plans covering self-employed individuals and their employees; such account types, however, may apply for sales charge reductions. Please see the SAI for more information.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a non-Rydex Series Fund or Rydex Dynamic Fund where those shares were subject to a front-end sales charge (sometimes called an NAV Transfer).

SALES CHARGE EXCEPTIONS

You will not pay initial sales charges on the following:

     -    Purchases of A-Class Shares of the U.S. Government Money Market Fund.

     -    A-Class Shares purchased by reinvesting dividends and distributions.

     - When exchanging A-Class Shares of one Fund for A-Class Shares of another Rydex Series Fund or Rydex Dynamic Fund, unless you are exchanging A-Class Shares of the U.S. Government Money Market Fund that have not previously been subject to a sales charge.

C-CLASS SHARES

C-Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your C-Class Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

WAIVER OF CDSC

The CDSC will be waived for the redemption of C-Class Shares:

     - purchased through a financial intermediary that has entered into arrangements with the Distributor to forego receipt of an initial sales commission;

     -    purchased by reinvesting dividends;

     -    following the death or disability of a shareholder;

     -    on the first 10% of shares that are sold within 12 months of purchase;
          or

     -    on required minimum distributions.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

BUYING FUND SHARES

Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.

Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:

                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES

                           Complete the account application that corresponds    Complete the Rydex|SGI investment slip included
                           to the type of account you are opening.              with your quarterly statement or send written
                                                                                purchase instructions that include:
BY MAIL                    -    MAKE SURE TO DESIGNATE THE RYDEX|SGI FUND(S)
IRA AND OTHER RETIREMENT        YOU WANT TO PURCHASE.                           -    YOUR NAME
ACCOUNTS REQUIRE
ADDITIONAL PAPERWORK.      -    MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT     -    YOUR SHAREHOLDER ACCOUNT NUMBER
                                MINIMUM.
                                                                                -    THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE.
                           Make your check payable to RYDEX|SGI.

                           Your check must be drawn on a U.S. bank and payable in U.S. Dollars.

CALL RYDEX|SGI CLIENT      Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.
SERVICES TO REQUEST A
RETIREMENT ACCOUNT         IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT WILL BE
INVESTOR APPLICATION KIT.  CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND.

                           Mail your application and check to:                  Mail your written purchase instructions
                                                                                and check to:

                                                                     MAILING ADDRESSES:

                                            STANDARD DELIVERY                                   OVERNIGHT DELIVERY

                                                Rydex|SGI                                           Rydex|SGI
                                             Attn: Ops. Dept.                                    Attn: Ops. Dept.
                                             P.O. Box 758567                                    200 SW 6th Street
                                          Topeka, KS 66675-8567                               Topeka, KS 66603-3704

                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES

                           Submit new account paperwork, and then call          Be sure to designate in your wire instructions the
                           Rydex|SGI to obtain your account number.             Rydex|SGI Fund(s) you want to purchase.

                           -    MAKE SURE TO DESIGNATE THE RYDEX|SGI FUND(S)
BY WIRE                         YOU WANT TO PURCHASE.

RYDEX|SGI                  -    MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT
                                MINIMUM.

CLIENT                     To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU SHOULD CALL
SERVICES PHONE NUMBER:     RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME
800.820.0888               FOR THE RYDEX|SGI FUND(S) YOU ARE PURCHASING:
OR
301.296.5406               -    Account Number

                           -    Fund Name

                           -    Amount of Wire

                           -    Fed Wire Reference Number (upon request)

                           You will receive a confirmation number to verify that your purchase order has been accepted.

                           IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER MAY NOT BE
                           PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                           WIRE INSTRUCTIONS:

                           U.S. Bank
                           Cincinnati, OH
                           Routing Number: 0420-00013
                           For Account of: Rydex|SGI Account Number: 48038-9030
                           [Your Name]
                           [Your shareholder account number]

                           IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT MAY BE CREDITED TO
                           THE U.S. GOVERNMENT MONEY MARKET FUND.

                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES

                           Submit new account paperwork, and then call          SUBSEQUENT PURCHASES MADE VIA ACH MUST BE A
                           Rydex|SGI to obtain your account number. Be sure     MINIMUM OF $20. To make a subsequent purchase send
                           to complete the "Electronic Investing via ("ACH")"   written purchase instructions that include:
BY ACH (FAX)               section. Then, fax it to Rydex|SGI (ONLY
                           Individual, Joint and UGMA/UTMA accounts may be      -    YOUR NAME
RYDEX|SGI FAX NUMBER:      opened by fax).
301.296.5103                                                                    -    YOUR SHAREHOLDER ACCOUNT NUMBER
                           -    MAKE SURE TO INCLUDE A LETTER OF INSTRUCTION
                                REQUESTING THAT WE PROCESS YOUR PURCHASE BY     -    THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE
                                ACH.
                                                                                -    ACH BANK INFORMATION (IF NOT ON RECORD).
                           -    MAKE SURE TO DESIGNATE THE RYDEX|SGI FUND(S)
                                YOU WANT TO PURCHASE.

                           -    MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT
                                MINIMUM.

BY ACH                     Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com
(INTERNET)

CANCELLED PURCHASE ORDERS

Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

-    if your bank does not honor your check for any reason

-    if the transfer agent (Rydex|SGI) does not receive your wire transfer

-    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

-    if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by:

                             STANDARD DELIVERY                                  OVERNIGHT DELIVERY

  MAIL                           Rydex|SGI                                           Rydex|SGI
                              Attn: Ops. Dept.                                   Attn: Ops. Dept.
                              P.O. Box 758567                                    200 SW 6th Street
                           Topeka, KS 66675-8567                               Topeka, KS 66603-3704

            301.296.5103

  FAX       If you send your redemption order by fax, you must call Rydex|SGI Client Services at 800.820.0888 or
            301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.

All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

     SIGNATURE GUARANTEES

     Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.

REDEEMING SHARES BY DRAFT WRITING

If you hold shares directly, you may redeem shares from the U.S. Government Money Market Fund by writing drafts for $100 or more on your existing account. The drafts may be made payable to any person or entity and your account will continue to earn dividends until the draft clears. Drafts may not be used for electronic funds transfers (I.E., electronic bill payments or ACH). If your balance in the U.S. Government Money Market Fund is insufficient to cover the amount of your draft, the transfer agent will automatically exchange sufficient funds from your Rydex|SGI Fund with the highest account balance to cover the draft.

You can obtain a draft writing application by calling 800.820.0888. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a draft to close your account. There is no fee for the draft writing privilege, but if payment on a draft is stopped upon your request, or if the draft cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your draft for payment. Rydex|SGI may also charge a $25 fee for a draft that cannot be honored due to insufficient funds. The Funds may suspend the draft writing privilege at any time.

LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum account balance. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES

Unlike most mutual funds, the Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of A-Class Shares or C-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund for A-Class Shares or C-Class Shares of any other Rydex Series Fund or Rydex Dynamic Fund on the basis of the respective NAVs of the shares involved. An exchange of A-Class Shares of the U.S. Government Money Market Fund that have not previously been subject to a sales charge will be treated as an initial purchase of the other Rydex|SGI Fund and applicable sales charges will apply. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex|SGI Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Series Funds and Rydex Dynamic Funds" for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send exchange requests to Rydex|SGI by:

                             STANDARD DELIVERY                                  OVERNIGHT DELIVERY

  MAIL                           Rydex|SGI                                           Rydex|SGI
                              Attn: Ops. Dept.                                   Attn: Ops. Dept.
                              P.O. Box 758567                                    200 SW 6th Street
                           Topeka, KS 66675-8567                               Topeka, KS 66603-3704

            301.296.5101

  FAX       If you send your exchange request by fax, you must call Rydex|SGI Client Services at 800.820.0888
            to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406

INTERNET    Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

EXCHANGES WITH OTHER RYDEX SERIES FUNDS AND RYDEX DYNAMIC FUNDS

On any Business Day, investors may make exchanges of A-Class Shares or C-Class Shares of the Funds for A-Class Shares or C-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS AND ALL OF THE RYDEX DYNAMIC FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN OF THE RYDEX SERIES FUNDS DO NOT ALLOW UNLIMITED TRADING. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX|SGI FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX|SGI FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE - 1(800) 717-7776

You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.

SERVICE AND OTHER FEES

Rydex|SGI may charge the following administrative fees on accounts held directly through the Funds' transfer agent for services associated with the following:

     -    $15 for wire transfers of redemption proceeds under $5,000

     -    $50 on purchase checks returned for insufficient funds

     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     - $15 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or ACH transactions

     -    $15 per year for low balance accounts

     - Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), and Rydex|SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex|SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account. If you liquidate your account during the year any unpaid annual maintenance fee will be deducted at that time.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, and 403(b). This fee will be deducted from the proceeds of your redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.

RIGHTS RESERVED BY THE FUND

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES

A-CLASS SHARES

The Funds have adopted a Distribution Plan with respect to A-Class Shares that allows each Fund to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/or shareholder services ("Service Providers"). Each Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor generally will, in turn, pay the Service Provider out of its fees. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

C-CLASS SHARES

The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable to C-Class Shares that allows each Fund to pay annual distribution and service fees of 1.00% of the Fund's average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund, which declares dividends daily and pays them monthly or upon redemption. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUNDS

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as each Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income and subject to certain limitations. The U.S. Government Money Market Fund expects to make distributions that will not be treated as qualified dividend income.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Funds from U.S. corporations, subject to certain limitations.

     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.

     - The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

     - Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds. In addition, the Funds may be able to pass along a tax credit for foreign income taxes that they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Dynamic or Rydex Series Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

The Funds are not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of operations of that Fund's A-Class Shares or C-Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the years ended March 31, 2010, 2009, 2008 and 2007 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the financial statements and related notes, appear in the Funds' 2010 Annual Report. The information for the year ended March 31, 2006 was audited by a predecessor independent registered public accounting firm. The 2010 Annual Report is available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2010 Annual Report is incorporated by reference in the SAI.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Funds' performance for the periods presented.

                                                       NET
                                                    INCREASE
                                           NET     (DECREASE)
                                         REALIZED      IN
                                           AND      NET ASSET                                             NET
                  NET ASSET     NET     UNREALIZED    VALUE   DISTRIBUTIONS DISTRIBUTIONS                ASSET
                    VALUE,  INVESTMENT    GAINS     RESULTING    FROM NET      FROM NET                 VALUE,
                  BEGINNING   INCOME   (LOSSES) ON    FROM      INVESTMENT     REALIZED       TOTAL     END OF
YEAR ENDED        OF PERIOD   (LOSS)+  INVESTMENTS OPERATIONS     INCOME        GAINS     DISTRIBUTIONS PERIOD
----------        --------- ---------- ----------- ---------- ------------- ------------- ------------- ------
NOVA FUND A-CLASS
   MARCH 31, 2010    $10.88   $ .03       $  8.52    $  8.55        $ (.15)        $  --        $ (.15) $19.28
   March 31, 2009     24.99     .13        (14.15)    (14.02)         (.09)           --          (.09)  10.88
   March 31, 2008     29.67     .29         (4.29)     (4.00)         (.68)           --          (.68)  24.99
   March 31, 2007     27.87    (.21)         4.02       3.81         (2.01)           --         (2.01)  29.67
   March 31, 2006     25.15    (.19)         3.76       3.57          (.85)           --          (.85)  27.87
NOVA FUND C-CLASS
   MARCH 31, 2010     10.42    (.09)         8.15       8.06          (.15)           --          (.15)  18.33
   March 31, 2009     24.14    (.01)       (13.62)    (13.63)         (.09)           --          (.09)  10.42
   March 31, 2008     28.91     .07         (4.16)     (4.09)         (.68)           --          (.68)  24.14
   March 31, 2007     27.39    (.42)         3.95       3.53         (2.01)           --         (2.01)  28.91
   March 31, 2006     24.89    (.38)         3.73       3.35          (.85)           --          (.85)  27.39
S&P 500 FUND A-CLASS
   MARCH 31, 2010     15.79     .07          7.43       7.50          (.11)           --          (.11)  23.18
   March 31, 2009     25.92     .12        (10.21)    (10.09)         (.04)           --          (.04)  15.79
   March 31, 2008     27.32     .52         (1.78)     (1.26)         (.14)           --          (.14)  25.92
   March 31, 2007*    25.00     .30          2.53       2.83          (.11)         (.40)         (.51)  27.32
S&P 500 FUND C-CLASS
   MARCH 31, 2010     15.44    (.08)         7.25       7.17          (.11)           --          (.11)  22.50
   March 31, 2009     25.55    (.02)       (10.05)    (10.07)         (.04)           --          (.04)  15.44
   March 31, 2008     27.15     .18         (1.64)     (1.46)         (.14)           --          (.14)  25.55
   March 31, 2007*    25.00     .19          2.47       2.66          (.11)         (.40)         (.51)  27.15
INVERSE S&P 500 STRATEGY FUND A-CLASS
   MARCH 31, 2010     51.30    (.53)       (18.28)    (18.81)         (.06)           --          (.06)  32.43
   March 31, 2009     37.97      --ss.      14.16      14.16          (.83)           --          (.83)  51.30
   March 31, 2008     36.10     .81          2.58       3.39         (1.52)           --         (1.52)  37.97
   March 31, 2007+++  38.60    (.25)        (1.15)     (1.40)        (1.10)           --         (1.10)  36.10
   March 31, 2006+++  41.85    (.30)        (2.35)     (2.65)         (.60)           --          (.60)  38.60
INVERSE S&P 500 STRATEGY FUND C-CLASS
   MARCH 31, 2010     49.59    (.79)       (17.62)    (18.41)         (.06)           --          (.06)  31.12
   March 31, 2009     37.00    (.28)        13.70      13.42          (.83)           --          (.83)  49.59
   March 31, 2008     35.50     .58          2.44       3.02         (1.52)           --         (1.52)  37.00
   March 31, 2007+++  38.25    (.55)        (1.10)     (1.65)        (1.10)           --         (1.10)  35.50
   March 31, 2006+++  41.65    (.60)        (2.20)     (2.80)         (.60)           --          (.60)  38.25

                                            RATIOS TO
                                       AVERAGE NET ASSETS:
                             ---------------------------------------
                                                           COMBINED
                                                              NET
                                                   NET    INVESTMENT            NET ASSETS,
                     TOTAL     TOTAL     NET   INVESTMENT   INCOME   PORTFOLIO     END OF
                  INVESTMENT EXPENSES EXPENSES   INCOME     (LOSS)    TURNOVER PERIOD (000'S
YEAR ENDED          RETURN++   (BOX)    (BOX)    (LOSS)   (TRIANGLE)    RATE      OMITTED)
----------        ---------- -------- -------- ---------- ---------- --------- -------------
NOVA FUND A-CLASS
   MARCH 31, 2010    78.74%   1.54%    1.54%      0.18%         --         68%       $ 1,876
   March 31, 2009   (56.13)%  1.54%    1.54%      0.70%         --        143%         3,612
   March 31, 2008   (13.92)%  1.52%    1.52%      0.97%         --        115%        11,791
   March 31, 2007    13.67%   1.50%    1.50%      0.98%         --        144%        15,586
   March 31, 2006    14.32%   1.60%    1.49%     (0.71)%      0.69%       192%        29,315
NOVA FUND C-CLASS
   MARCH 31, 2010    77.51%   2.28%    2.28%     (0.61)%        --         68%        10,661
   March 31, 2009   (56.49)%  2.29%    2.29%     (0.05)%        --        143%         9,314
   March 31, 2008   (14.60)%  2.27%    2.27%      0.24%         --        115%        29,715
   March 31, 2007    12.88%   2.25%    2.25%      0.23%         --        144%        42,925
   March 31, 2006    13.58%   2.35%    2.24%     (1.46)%     (0.06)%      192%        50,131
S&P 500 FUND A-CLASS
   MARCH 31, 2010    47.55%   1.53%    1.53%      0.34%         --         58%        46,312
   March 31, 2009   (38.95)%  1.52%    1.52%      0.68%         --        168%        29,409
   March 31, 2008    (4.68)%  1.51%    1.51%      1.86%         --        396%         2,358
   March 31, 2007*   11.34%   1.55%**  1.55%**    1.35%**       --        119%         2,063
S&P 500 FUND C-CLASS
   MARCH 31, 2010    46.49%   2.28%    2.28%     (0.41)%        --         58%        11,456
   March 31, 2009   (39.43)%  2.28%    2.28%     (0.08)%        --        168%         7,295
   March 31, 2008    (5.45)%  2.25%    2.25%      0.67%         --        396%         7,836
   March 31, 2007*   10.65%   2.25%**  2.25%**    0.84%**       --        119%         1,971
INVERSE S&P 500 STRATEGY FUND A-CLASS
   MARCH 31, 2010   (36.68)%  1.67%    1.67%     (1.42)%        --         --         28,565
   March 31, 2009    37.30%   1.68%    1.68%      0.00%         --         --         18,381
   March 31, 2008     9.95%   1.66%    1.66%      2.83%         --         --          9,344
   March 31, 2007+++ (3.53)%  1.61%    1.61%      3.60%         --         --         11,388
   March 31, 2006+++ (6.31)%  1.66%    1.63%     (0.70)%      2.04%        --          8,932
INVERSE S&P 500 STRATEGY FUND C-CLASS
   MARCH 31, 2010   (37.14)%  2.43%    2.43%     (2.15)%        --         --         16,041
   March 31, 2009    36.27%   2.43%    2.43%     (0.67)%        --         --         19,674
   March 31, 2008     9.07%   2.41%    2.41%      2.14%         --         --         32,299
   March 31, 2007+++ (4.22)%  2.36%    2.36%      2.85%         --         --         42,651
   March 31, 2006+++ (6.70)%  2.41%    2.38%     (1.45)%      1.29%        --         39,146

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Funds' performance for the periods presented.

                                                          NET
                                                       INCREASE
                                              NET     (DECREASE)
                                            REALIZED      IN
                                              AND      NET ASSET                                             NET
                     NET ASSET     NET     UNREALIZED    VALUE   DISTRIBUTIONS DISTRIBUTIONS                ASSET
                       VALUE,  INVESTMENT    GAINS     RESULTING    FROM NET      FROM NET                 VALUE,
                     BEGINNING   INCOME   (LOSSES) ON    FROM      INVESTMENT     REALIZED       TOTAL     END OF
YEAR ENDED           OF PERIOD   (LOSS)+  INVESTMENTS OPERATIONS     INCOME        GAINS     DISTRIBUTIONS PERIOD
----------           --------- ---------- ----------- ---------- ------------- ------------- ------------- ------
NASDAQ-100(R) FUND A-CLASS
   MARCH 31, 2010      $  7.82   $(.09)      $  4.54    $  4.45         $  --        $   --        $   --  $12.27
   March 31, 2009        11.35    (.08)        (3.45)     (3.53)           --            --            --    7.82
   March 31, 2008        11.36    (.09)          .08       (.01)           --            --            --   11.35
   March 31, 2007        10.96    (.08)          .48        .40            --            --            --   11.36
   March 31, 2006         9.63    (.08)         1.45       1.37          (.04)           --          (.04)  10.96
NASDAQ-100(R) FUND C-CLASS
   MARCH 31, 2010         7.49    (.16)         4.34       4.18            --            --            --   11.67
   March 31, 2009        10.95    (.15)        (3.31)     (3.46)           --            --            --    7.49
   March 31, 2008        11.02    (.18)          .11       (.07)           --            --            --   10.95
   March 31, 2007        10.73    (.16)          .45        .29            --            --            --   11.02
   March 31, 2006         9.50    (.16)         1.43       1.27          (.04)           --          (.04)  10.73
INVERSE NASDAQ-100(R) STRATEGY FUND A-CLASS
   MARCH 31, 2010        24.67    (.26)        (9.63)     (9.89)           --            --            --   14.78
   March 31, 2009        20.97    (.22)         4.29       4.07          (.37)           --          (.37)  24.67
   March 31, 2008        21.43     .52          (.29)       .23          (.69)           --          (.69)  20.97
   March 31, 2007        21.61    (.16)          .54        .38          (.56)           --          (.56)  21.43
   March 31, 2006        24.39    (.16)        (2.29)     (2.45)         (.33)           --          (.33)  21.61
INVERSE NASDAQ-100(R) STRATEGY FUND C-CLASS
   MARCH 31, 2010        22.91    (.39)        (8.90)     (9.29)           --            --            --   13.62
   March 31, 2009        19.63    (.25)         3.90       3.65          (.37)           --          (.37)  22.91
   March 31, 2008        20.27     .38          (.33)       .05          (.69)           --          (.69)  19.63
   March 31, 2007        20.63    (.32)          .52        .20          (.56)           --          (.56)  20.27
   March 31, 2006        23.48    (.32)        (2.20)     (2.52)         (.33)           --          (.33)  20.63
MID-CAP 1.5X STRATEGY FUND A-CLASS
   MARCH 31, 2010        13.33    (.16)        13.72      13.56            --            --            --   26.89
   March 31, 2009        32.39      --ss.     (17.74)    (17.74)           --         (1.32)        (1.32)  13.33
   March 31, 2008        41.56     .23         (7.46)     (7.23)         (.26)        (1.68)        (1.94)  32.39
   March 31, 2007        40.14     .05          2.74       2.79            --         (1.37)        (1.37)  41.56
   March 31, 2006        31.86     .01          8.65       8.66            --          (.38)         (.38)  40.14
MID-CAP 1.5X STRATEGY FUND C-CLASS
   MARCH 31, 2010        12.47    (.27)        12.78      12.51            --            --            --   24.98
   March 31, 2009        30.73    (.17)       (16.77)    (16.94)           --         (1.32)        (1.32)  12.47
   March 31, 2008        39.82    (.08)        (7.07)     (7.15)         (.26)        (1.68)        (1.94)  30.73
   March 31, 2007        38.81    (.23)         2.61       2.38            --         (1.37)        (1.37)  39.82
   March 31, 2006        31.03    (.25)         8.41       8.16            --          (.38)         (.38)  38.81

                                               RATIOS TO
                                          AVERAGE NET ASSETS:
                                ---------------------------------------
                                                              COMBINED
                                                      NET        NET               NET ASSETS,
                        TOTAL     TOTAL     NET   INVESTMENT INVESTMENT PORTFOLIO     END OF
                     INVESTMENT EXPENSES EXPENSES   INCOME     INCOME    TURNOVER PERIOD (000'S
YEAR ENDED             RETURN++   (BOX)    (BOX)    (LOSS)   (TRIANGLE)    RATE      OMITTED)
----------           ---------- -------- -------- ---------- ---------- --------- -------------
NASDAQ-100(R) FUND A-CLASS
   MARCH 31, 2010       56.91%     1.55%    1.55%    (0.86)%        --        34%       $15,128
   March 31, 2009      (31.10)%    1.55%    1.55%    (0.82)%        --        55%         3,140
   March 31, 2008       (0.09)%    1.54%    1.54%    (0.76)%        --        57%         6,044
   March 31, 2007        3.65%     1.46%    1.46%    (0.73)%        --        71%         3,686
   March 31, 2006       14.18%     1.46%    1.46%    (0.78)%        --       122%         2,491
NASDAQ-100(R) FUND C-CLASS
   MARCH 31, 2010       55.81%     2.30%    2.30%    (1.63)%        --        34%        12,216
   March 31, 2009      (31.60)%    2.30%    2.30%    (1.59)%        --        55%         6,368
   March 31, 2008       (0.64)%    2.28%    2.28%    (1.50)%        --        57%        10,343
   March 31, 2007        2.70%     2.22%    2.22%    (1.55)%        --        71%        10,032
   March 31, 2006       13.33%     2.21%    2.21%    (1.52)%        --       122%        18,707
INVERSE NASDAQ-100(R) STRATEGY FUND A-CLASS
   MARCH 31, 2010      (40.09)%    1.71%    1.71%    (1.37)%        --        --          1,041
   March 31, 2009       19.18%     1.71%    1.71%    (0.92)%        --        --          2,301
   March 31, 2008        1.65%     1.72%    1.72%     2.61%         --        --          1,784
   March 31, 2007        1.79%     1.64%    1.64%     3.55%         --        --          4,086
   March 31, 2006      (10.04)%    1.63%    1.63%    (0.70)%      1.97%       --          2,108
INVERSE NASDAQ-100(R) STRATEGY FUND C-CLASS
   MARCH 31, 2010      (40.55)%    2.47%    2.47%    (2.33)%        --        --          1,858
   March 31, 2009       18.35%     2.47%    2.47%    (1.19)%        --        --          3,066
   March 31, 2008        0.85%     2.48%    2.48%     2.05%         --        --          7,633
   March 31, 2007        1.00%     2.40%    2.40%     2.79%         --        --         17,834
   March 31, 2006      (10.73)%    2.40%    2.39%    (1.46)%      1.21%       --         13,527
MID-CAP 1.5X STRATEGY FUND A-CLASS
   MARCH 31, 2010      101.73%     1.69%    1.69%    (0.79)%        --       219%         1,567
   March 31, 2009      (54.70)%    1.68%    1.68%     0.01%         --       204%         1,080
   March 31, 2008      (18.29)%    1.67%    1.67%     0.57%         --       226%         1,571
   March 31, 2007        7.11%     1.67%    1.67%     0.13%         --       296%         2,806
   March 31, 2006       27.27%     1.92%    1.66%     0.03%         --       528%         4,948
MID-CAP 1.5X STRATEGY FUND C-CLASS
   MARCH 31, 2010      100.32%     2.44%    2.44%    (1.43)%        --       219%         4,069
   March 31, 2009      (55.06)%    2.43%    2.43%    (0.72)%        --       204%         2,954
   March 31, 2008      (18.90)%    2.42%    2.42%    (0.20)%        --       226%         8,388
   March 31, 2007        6.29%     2.41%    2.41%    (0.62)%        --       296%        17,112
   March 31, 2006       26.38%     2.66%    2.40%    (0.72)%        --       528%        28,836

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Funds' performance for the periods presented.

                                                          NET
                                                       INCREASE
                                              NET     (DECREASE)
                                            REALIZED      IN
                                              AND      NET ASSET                                             NET
                     NET ASSET     NET     UNREALIZED    VALUE   DISTRIBUTIONS DISTRIBUTIONS                ASSET
                       VALUE,  INVESTMENT    GAINS     RESULTING    FROM NET      FROM NET                 VALUE,
                     BEGINNING   INCOME   (LOSSES) ON    FROM      INVESTMENT     REALIZED       TOTAL     END OF
YEAR ENDED           OF PERIOD   (LOSS)+  INVESTMENTS OPERATIONS     INCOME        GAINS     DISTRIBUTIONS PERIOD
----------           --------- ---------- ----------- ---------- ------------- ------------- ------------- ------
INVERSE MID-CAP STRATEGY FUND A-CLASS
   MARCH 31, 2010       $48.21     $(.52)    $(20.32)   $(20.84)       $   --        $   --        $   --  $27.37
   March 31, 2009        37.07      (.22)      11.40      11.18          (.04)           --          (.04)  48.21
   March 31, 2008        33.78       .81        3.11       3.92          (.63)           --          (.63)  37.07
   March 31, 2007        37.03      1.35       (1.81)      (.46)        (2.79)           --         (2.79)  33.78
   March 31, 2006        44.01       .87       (7.20)     (6.33)         (.65)           --          (.65)  37.03
INVERSE MID-CAP STRATEGY FUND C-CLASS
   MARCH 31, 2010        46.24      (.75)     (19.46)    (20.21)           --            --            --   26.03
   March 31, 2009        35.82      (.41)      10.87      10.46          (.04)           --          (.04)  46.24
   March 31, 2008        32.89       .60        2.96       3.56          (.63)           --          (.63)  35.82
   March 31, 2007        36.43      1.05       (1.80)      (.75)        (2.79)           --         (2.79)  32.89
   March 31, 2006        43.62       .15       (6.69)     (6.54)         (.65)           --          (.65)  36.43
RUSSELL 2000(R)1.5X STRATEGY FUND A-CLASS
   MARCH 31, 2010        12.49      (.11)      12.86      12.75            --            --            --   25.24
   March 31, 2009        28.62      (.02)     (16.11)    (16.13)           --            --            --   12.49
   March 31, 2008        37.24       .29       (8.83)     (8.54)         (.08)           --          (.08)  28.62
   March 31, 2007        37.33       .10        1.24       1.34            --         (1.43)        (1.43)  37.24
   March 31, 2006        27.54       .04        9.75       9.79            --            --            --   37.33
RUSSELL 2000(R)1.5X STRATEGY FUND C-CLASS
   MARCH 31, 2010        11.71      (.24)      12.03      11.79            --            --            --   23.50
   March 31, 2009        27.10      (.18)     (15.21)    (15.39)           --            --            --   11.71
   March 31, 2008        35.51       .03       (8.36)     (8.33)         (.08)           --          (.08)  27.10
   March 31, 2007        35.93      (.16)       1.17       1.01            --         (1.43)        (1.43)  35.51
   March 31, 2006        26.69      (.21)       9.45       9.24            --            --            --   35.93
RUSSELL 2000(R)FUND A-CLASS
   MARCH 31, 2010        14.31      (.15)       8.80       8.65            --            --            --   22.96
   March 31, 2009        23.57      (.02)      (9.24)     (9.26)           --            --            --   14.31
   March 31, 2008        27.64       .34       (4.21)     (3.87)         (.20)           --          (.20)  23.57
   March 31, 2007*       25.00       .35        2.43       2.78          (.14)           --          (.14)  27.64
RUSSELL 2000(R)FUND C-CLASS
   MARCH 31, 2010        14.00      (.34)       8.63       8.29            --            --            --   22.29
   March 31, 2009        23.28      (.15)      (9.13)     (9.28)           --            --            --   14.00
   March 31, 2008        27.48       .23       (4.23)     (4.00)         (.20)           --          (.20)  23.28
   March 31, 2007*       25.00       .17        2.45       2.62          (.14)           --          (.14)  27.48

                                               RATIOS TO
                                          AVERAGE NET ASSETS:
                                ---------------------------------------
                                                                 NET               NET ASSETS,
                        TOTAL                                INVESTMENT PORTFOLIO     END OF
                     INVESTMENT   TOTAL     NET   OPERATING    INCOME    TURNOVER PERIOD (000'S
YEAR ENDED             RETURN++ EXPENSES EXPENSES EXPENSES@    (LOSS)      RATE      OMITTED)
----------           ---------- -------- -------- ---------- ---------- --------- -------------
INVERSE MID-CAP STRATEGY FUND A-CLASS
   MARCH 31, 2010      (43.23)%  1.69%      1.69%      --      (1.56)%        --        $   733
   March 31, 2009       30.14%   1.68%      1.68%      --      (0.55)%        --            452
   March 31, 2008       11.83%   1.66%      1.66%      --       2.35%         --            906
   March 31, 2007       (1.35)%  1.65%      1.65%      --       3.52%         --            477
   March 31, 2006      (14.44)%  1.66%      1.66%      --       2.12%         --            161
INVERSE MID-CAP STRATEGY FUND C-CLASS
   MARCH 31, 2010      (43.71)%  2.43%      2.43%      --      (2.30)%        --            268
   March 31, 2009       29.18%   2.43%      2.43%      --      (1.07)%        --            327
   March 31, 2008       11.05%   2.41%      2.41%      --       1.83%         --          1,478
   March 31, 2007       (2.19)%  2.40%      2.40%      --       2.81%         --            801
   March 31, 2006      (15.05)%  2.41%      2.41%      --       1.54%         --          1,147
RUSSELL 2000(R)1.5X STRATEGY FUND A-CLASS
   MARCH 31, 2010      102.08%   1.71%      1.71%      --      (0.59)%       109%           585
   March 31, 2009      (56.36)%  1.70%      1.70%      --      (0.07)%       288%           591
   March 31, 2008      (22.98)%  1.67%      1.67%      --       0.81%        227%         4,372
   March 31, 2007        3.60%   1.66%      1.66%      --       0.28%        179%         5,976
   March 31, 2006       35.55%   2.06%      1.65%      --       0.13%        441%         6,789
RUSSELL 2000(R)1.5X STRATEGY FUND C-CLASS
   MARCH 31, 2010      100.68%   2.46%      2.46%      --      (1.36)%       109%         2,782
   March 31, 2009      (56.79)%  2.45%      2.45%      --      (0.83)%       288%         3,381
   March 31, 2008      (23.50)%  2.42%      2.42%      --       0.09%        227%        10,873
   March 31, 2007        2.81%   2.41%      2.41%      --      (0.47)%       179%        19,942
   March 31, 2006       34.62%   2.81%      2.40%      --      (0.70)%       441%        31,956
RUSSELL 2000(R)FUND A-CLASS
   MARCH 31, 2010       60.45%   1.57%        --     1.57%     (0.81)%       370%         1,313
   March 31, 2009      (39.29)%  1.56%        --     1.56%     (0.13)%       485%         2,309
   March 31, 2008      (14.08)%  1.51%        --     1.51%      1.26%        535%           909
   March 31, 2007*      11.13%   1.51%**      --     1.51%**    1.54%**      335%           275
RUSSELL 2000(R)FUND C-CLASS
   MARCH 31, 2010       59.21%   2.30%        --     2.30%     (1.56)%       370%         2,860
   March 31, 2009      (39.86)%  2.29%        --     2.29%     (0.82)%       485%         2,123
   March 31, 2008      (14.63)%  2.27%        --     2.27%      0.85%        535%           678
   March 31, 2007*      10.49%   2.28%**      --     2.28%**    0.76%**      335%           739

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Funds' performance for the periods presented.

                                                          NET
                                                       INCREASE
                                              NET     (DECREASE)
                                            REALIZED      IN
                                              AND      NET ASSET                                              NET
                     NET ASSET     NET     UNREALIZED    VALUE   DISTRIBUTIONS DISTRIBUTIONS                ASSET
                       VALUE,  INVESTMENT    GAINS     RESULTING    FROM NET      FROM NET                  VALUE,
                     BEGINNING   INCOME   (LOSSES) ON    FROM      INVESTMENT     REALIZED       TOTAL      END OF
YEAR ENDED           OF PERIOD   (LOSS)+  INVESTMENTS OPERATIONS     INCOME        GAINS     DISTRIBUTIONS  PERIOD
----------           --------- ---------- ----------- ---------- ------------- ------------- ------------- -------
INVERSE RUSSELL 2000(R)STRATEGY FUND A-CLASS
   MARCH 31, 2010      $ 48.02     $(.54)    $(20.48)   $(21.02)       $   --       $    --       $    --  $ 27.00
   March 31, 2009        39.05      (.21)       9.57       9.36          (.39)           --          (.39)   48.02
   March 31, 2008        35.00      1.06        4.40       5.46         (1.41)           --         (1.41)   39.05
   March 31, 2007        36.96      1.38       (1.65)      (.27)        (1.69)           --         (1.69)   35.00
   March 31, 2006        46.09       .85       (9.26)     (8.41)         (.72)           --          (.72)   36.96
INVERSE RUSSELL 2000(R)STRATEGY FUND C-CLASS
   MARCH 31, 2010        46.15      (.76)     (19.64)    (20.40)           --            --            --    25.75
   March 31, 2009        37.80      (.40)       9.14       8.74          (.39)           --          (.39)   46.15
   March 31, 2008        34.18       .76        4.27       5.03         (1.41)           --         (1.41)   37.80
   March 31, 2007        36.40      1.07       (1.60)      (.53)        (1.69)           --         (1.69)   34.18
   March 31, 2006        45.71       .56       (9.15)     (8.59)         (.72)           --          (.72)   36.40
S&P 500 PURE GROWTH FUND A-CLASS
   MARCH 31, 2010        15.82      (.18)      10.87      10.69            --            --            --    26.51
   March 31, 2009        25.11      (.11)      (9.18)     (9.29)           --            --            --    15.82
   March 31, 2008        27.17      (.15)      (1.52)     (1.67)           --          (.39)         (.39)   25.11
   March 31, 2007        26.11      (.13)       1.19       1.06            --            --            --    27.17
   March 31, 2006        24.48      (.07)       1.72       1.65            --          (.02)         (.02)   26.11
S&P 500 PURE GROWTH FUND C-CLASS
   MARCH 31, 2010        15.23      (.30)      10.39      10.09            --            --            --    25.32
   March 31, 2009        24.35      (.23)      (8.89)     (9.12)           --            --            --    15.23
   March 31, 2008        26.57      (.32)      (1.51)     (1.83)           --          (.39)         (.39)   24.35
   March 31, 2007        25.74      (.37)       1.20        .83            --            --            --    26.57
   March 31, 2006        24.30      (.26)       1.72       1.46            --          (.02)         (.02)   25.74
S&P 500 PURE VALUE FUND A-CLASS
   MARCH 31, 2010+++     35.58       .26       44.60      44.86          (.78)           --          (.78)   79.66
   March 31, 2009+++    100.00      1.95      (57.52)    (55.57)        (1.05)        (7.80)        (8.85)   35.58
   March 31, 2008+++    167.30      2.45      (30.50)    (28.05)        (9.95)       (29.30)       (39.25)  100.00
   March 31, 2007+++    145.60      1.85       21.65      23.50         (1.05)         (.75)        (1.80)  167.30
   March 31, 2006+++    132.80       .95       13.87      14.82            --         (2.02)        (2.02)  145.60
S&P 500 PURE VALUE FUND C-CLASS
   MARCH 31, 2010+++     33.66      (.02)      41.95      41.93          (.78)           --          (.78)   74.81
   March 31, 2009+++     96.00      1.40      (54.89)    (53.49)        (1.05)        (7.80)        (8.85)   33.66
   March 31, 2008+++    163.40       .70      (28.85)    (28.15)        (9.95)       (29.30)       (39.25)   96.00
   March 31, 2007+++    143.35       .45       21.40      21.85         (1.05)         (.75)        (1.80)  163.40
   March 31, 2006+++    131.90       .20       13.27      13.47            --         (2.02)        (2.02)  143.35

                                          RATIOS TO
                                     AVERAGE NET ASSETS:
                                -----------------------------


                                                      NET                NET ASSETS,
                        TOTAL            OPERATING INVESTMENT PORTFOLIO     END OF
                     INVESTMENT   TOTAL   EXPENSES   INCOME    TURNOVER PERIOD (000'S
YEAR ENDED             RETURN++ EXPENSES     @       (LOSS)      RATE      OMITTED)
----------           ---------- -------- --------- ---------- --------- -------------
INVERSE RUSSELL 2000(R)STRATEGY FUND A-CLASS
   MARCH 31, 2010      (43.77)%    1.71%     1.71%    (1.58)%       --       $ 1,765
   March 31, 2009       23.91%     1.96%     1.71%    (0.50)%      214%        2,299
   March 31, 2008       16.11%     1.89%     1.89%     2.96%        --         6,816
   March 31, 2007       (0.67)%    1.65%     1.65%     3.64%        --         9,905
   March 31, 2006      (18.40)%    1.63%     1.63%     1.97%        --         1,067
INVERSE RUSSELL 2000(R)STRATEGY FUND C-CLASS
   MARCH 31, 2010      (44.20)%    2.46%     2.46%    (2.34)%       --         2,003
   March 31, 2009       23.06%     2.76%     2.45%    (1.03)%      214%        2,199
   March 31, 2008       15.22%     2.67%     2.67%     2.17%        --         6,136
   March 31, 2007       (1.40)%    2.40%     2.40%     2.87%        --         8,455
   March 31, 2006      (18.95)%    2.40%     2.40%     1.33%        --         3,164
S&P 500 PURE GROWTH FUND A-CLASS
   MARCH 31, 2010       67.57%     1.52%     1.52%    (0.81)%      699%        1,774
   March 31, 2009      (37.00)%    1.53%     1.53%    (0.46)%      573%        2,346
   March 31, 2008       (6.28)%    1.51%     1.51%    (0.53)%      450%        5,443
   March 31, 2007        4.06%     1.52%     1.52%    (0.51)%    1,029%        2,675
   March 31, 2006        6.76%     1.48%     1.48%    (0.29)%    1,276%          914
S&P 500 PURE GROWTH FUND C-CLASS
   MARCH 31, 2010       66.25%     2.28%       --     (1.40)%      699%        6,494
   March 31, 2009      (37.45)%    2.29%       --     (1.13)%      573%        2,111
   March 31, 2008       (7.02)%    2.27%       --     (1.21)%      450%        4,453
   March 31, 2007        3.22%     2.28%       --     (1.44)%    1,029%        3,743
   March 31, 2006        6.03%     2.23%       --     (1.04)%    1,276%        5,249
S&P 500 PURE VALUE FUND A-CLASS
   MARCH 31, 2010+++   126.37%     1.52%       --      0.39%       673%        8,156
   March 31, 2009+++   (57.28)%    1.53%       --      2.16%     1,448%          203
   March 31, 2008+++   (19.98)%    1.52%       --      1.67%       289%        4,269
   March 31, 2007+++    16.21%     1.50%       --      1.17%       389%        5,348
   March 31, 2006+++    11.20%     1.47%       --      0.70%     1,054%          713
S&P 500 PURE VALUE FUND C-CLASS
   MARCH 31, 2010+++   124.86%     2.27%       --     (0.03)%      673%        4,876
   March 31, 2009+++   (57.55)%    2.29%       --      2.44%     1,448%        1,129
   March 31, 2008+++   (20.57)%    2.29%       --      0.48%       289%        1,838
   March 31, 2007+++    15.31%     2.27%       --      0.29%       389%       21,075
   March 31, 2006+++    10.25%     2.26%       --      0.14%     1,054%        4,344

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Funds' performance for the periods presented.

                                                          NET
                                                       INCREASE
                                              NET     (DECREASE)
                                            REALIZED      IN
                                              AND      NET ASSET
                     NET ASSET     NET     UNREALIZED    VALUE   DISTRIBUTIONS DISTRIBUTIONS
                       VALUE,  INVESTMENT    GAINS     RESULTING    FROM NET      FROM NET
                     BEGINNING   INCOME   (LOSSES) ON    FROM      INVESTMENT     REALIZED       TOTAL
YEAR ENDED           OF PERIOD   (LOSS)+  INVESTMENTS OPERATIONS     INCOME        GAINS     DISTRIBUTIONS
----------           --------- ---------- ----------- ---------- ------------- ------------- -------------
S&P MIDCAP 400 PURE GROWTH FUND A-CLASS
   MARCH 31, 2010       $18.19     $(.28)    $ 14.30    $ 14.02      $  --           $   --        $   --
   March 31, 2009        26.65      (.24)      (8.22)     (8.46)        --               --            --
   March 31, 2008        30.72      (.27)      (1.42)     (1.69)        --            (2.38)        (2.38)
   March 31, 2007        31.94      (.08)        .48        .40         --            (1.62)        (1.62)
   March 31, 2006        26.85      (.17)       5.39       5.22         --             (.13)         (.13)
S&P MIDCAP 400 PURE GROWTH FUND C-CLASS
   MARCH 31, 2010        17.48      (.44)      13.67      13.23         --               --            --
   March 31, 2009        25.79      (.42)      (7.89)     (8.31)        --               --            --
   March 31, 2008        30.01      (.50)      (1.34)     (1.84)        --            (2.38)        (2.38)
   March 31, 2007        31.47      (.42)        .58        .16         --            (1.62)        (1.62)
   March 31, 2006        26.66      (.42)       5.36       4.94         --             (.13)         (.13)
S&P MIDCAP 400 PURE VALUE FUND A-CLASS
   MARCH 31, 2010        13.68       .12       16.75      16.87       (.10)              --          (.10)
   March 31, 2009        29.72       .47      (16.51)    (16.04)        --               --            --
   March 31, 2008        36.58       .44       (6.37)     (5.93)      (.93)              --          (.93)
   March 31, 2007        31.83       .34        4.57       4.91         --             (.16)         (.16)
   March 31, 2006        27.49       .06        4.47       4.53        (--)ss.         (.19)         (.19)
S&P MIDCAP 400 PURE VALUE FUND C-CLASS
   MARCH 31, 2010        13.12      (.06)      16.00      15.94       (.10)              --          (.10)
   March 31, 2009        28.78       .39      (16.05)    (15.66)        --               --            --
   March 31, 2008        35.75       .30       (6.34)     (6.04)      (.93)              --          (.93)
   March 31, 2007        31.34       .11        4.46       4.57         --             (.16)         (.16)
   March 31, 2006        27.29      (.10)       4.34       4.24        (--)ss.         (.19)         (.19)
S&P SMALLCAP 600 PURE GROWTH FUND A-CLASS
   MARCH 31, 2010        16.93      (.28)      11.84      11.56         --               --            --
   March 31, 2009        27.43      (.19)     (10.31)    (10.50)        --               --            --
   March 31, 2008        32.61      (.13)      (3.72)     (3.85)        --            (1.33)        (1.33)
   March 31, 2007        32.25      (.29)        .65        .36         --               --            --
   March 31, 2006        27.96      (.18)       5.27       5.09         --             (.80)         (.80)
S&P SMALLCAP 600 PURE GROWTH FUND C-CLASS
   MARCH 31, 2010        16.32      (.42)      11.35      10.93         --               --            --
   March 31, 2009        26.65      (.32)     (10.01)    (10.33)        --               --            --
   March 31, 2008        31.94      (.51)      (3.45)     (3.96)        --            (1.33)        (1.33)
   March 31, 2007        31.82      (.58)        .70        .12         --               --            --
   March 31, 2006        27.78      (.47)       5.31       4.84         --             (.80)         (.80)

                                             RATIOS TO
                                       AVERAGE NET ASSETS:
                                       -------------------

                       NET
                      ASSET                         NET               NET ASSETS,
                     VALUE,    TOTAL            INVESTMENT PORTFOLIO     END OF
                     END OF INVESTMENT   TOTAL    INCOME    TURNOVER PERIOD (000'S
YEAR ENDED           PERIOD   RETURN++ EXPENSES   (LOSS)      RATE      OMITTED)
----------           ------ ---------- -------- ---------- --------- -------------
S&P MIDCAP 400 PURE GROWTH FUND A-CLASS
   MARCH 31, 2010    $32.21    77.08%     1.53%    (1.03)%      626%        $2,242
   March 31, 2009     18.19   (31.74)%    1.58%    (0.93)%    1,281%           723
   March 31, 2008     26.65    (6.26)%    1.52%    (0.88)%      736%         3,863
   March 31, 2007     30.72     1.36%     1.51%    (0.25)%      537%         2,777
   March 31, 2006     31.94    19.47%     1.48%    (0.60)%      681%         1,530
S&P MIDCAP 400 PURE GROWTH FUND C-CLASS
   MARCH 31, 2010     30.71    75.69%     2.28%    (1.77)%      626%         3,780
   March 31, 2009     17.48   (32.22)%    2.32%    (1.72)%    1,281%         3,477
   March 31, 2008     25.79    (6.92)%    2.28%    (1.69)%      736%         1,426
   March 31, 2007     30.01     0.60%     2.27%    (1.40)%      537%         5,316
   March 31, 2006     31.47    18.55%     2.26%    (1.43)%      681%         3,305
S&P MIDCAP 400 PURE VALUE FUND A-CLASS
   MARCH 31, 2010     30.45   123.41%     1.52%     0.43%       443%        10,888
   March 31, 2009     13.68   (53.97)%    1.54%     1.66%       977%           100
   March 31, 2008     29.72   (16.45)%    1.53%     1.25%       297%         2,797
   March 31, 2007     36.58    15.45%     1.53%     1.00%       625%         4,744
   March 31, 2006     31.83    16.51%     1.48%     0.21%       558%         1,480
S&P MIDCAP 400 PURE VALUE FUND C-CLASS
   MARCH 31, 2010     28.96   121.59%     2.29%    (0.24)%      443%         2,478
   March 31, 2009     13.12   (54.41)%    2.29%     1.58%       977%           627
   March 31, 2008     28.78   (17.15)%    2.28%     0.88%       297%         1,082
   March 31, 2007     35.75    14.61%     2.28%     0.33%       625%         8,326
   March 31, 2006     31.34    15.57%     2.25%    (0.35)%      558%         7,270
S&P SMALLCAP 600 PURE GROWTH FUND A-CLASS
   MARCH 31, 2010     28.49    68.28%     1.54%    (1.15)%    1,476%           750
   March 31, 2009     16.93   (38.28)%    1.54%    (0.73)%    1,066%           117
   March 31, 2008     27.43   (12.27)%    1.52%    (0.40)%      834%         1,938
   March 31, 2007     32.61     1.12%     1.56%    (0.93)%      623%         1,408
   March 31, 2006     32.25    18.41%     1.47%    (0.61)%    1,003%           943
S&P SMALLCAP 600 PURE GROWTH FUND C-CLASS
   MARCH 31, 2010     27.25    66.97%     2.28%    (1.82)%    1,476%         1,658
   March 31, 2009     16.32   (38.76)%    2.29%    (1.28)%    1,066%           369
   March 31, 2008     26.65   (12.88)%    2.29%    (1.57)%      834%         1,980
   March 31, 2007     31.94     0.38%     2.32%    (1.83)%      623%         7,570
   March 31, 2006     31.82    17.63%     2.27%    (1.57)%    1,003%         5,972

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Funds' performance for the periods presented.

                                                          NET
                                                       INCREASE
                                              NET     (DECREASE)
                                            REALIZED      IN
                                              AND      NET ASSET
                     NET ASSET     NET     UNREALIZED    VALUE   DISTRIBUTIONS DISTRIBUTIONS
                       VALUE,  INVESTMENT    GAINS     RESULTING    FROM NET      FROM NET                  PAYMENTS
                     BEGINNING   INCOME   (LOSSES) ON    FROM      INVESTMENT     REALIZED       TOTAL         BY
YEAR ENDED           OF PERIOD   (LOSS)+  INVESTMENTS OPERATIONS     INCOME        GAINS     DISTRIBUTIONS AFFILIATES
----------           --------- ---------- ----------- ---------- ------------- ------------- ------------- ----------
S&P SMALLCAP 600 PURE VALUE FUND A-CLASS
   MARCH 31, 2010       $11.08   $(.13)      $ 15.44    $ 15.31         $(.03)       $(6.76)       $(6.79) $ --
   March 31, 2009        26.56     .50        (15.61)    (15.11)         (.37)           --          (.37)   --
   March 31, 2008        35.54     .26         (8.97)     (8.71)         (.27)           --          (.27)   --
   March 31, 2007        33.40     .23          1.94       2.17            --          (.03)         (.03)   --
   March 31, 2006        28.22    (.03)         5.71       5.68            --          (.50)         (.50)   --
S&P SMALLCAP 600 PURE VALUE FUND C-CLASS
   MARCH 31, 2010        10.62    (.27)        14.71      14.44          (.03)        (6.76)        (6.79)   --
   March 31, 2009        25.71     .04        (14.76)    (14.72)         (.37)           --          (.37)   --
   March 31, 2008        34.68     .28         (8.98)     (8.70)         (.27)           --          (.27)   --
   March 31, 2007        32.85    (.05)         1.91       1.86            --          (.03)         (.03)   --
   March 31, 2006        28.01    (.18)         5.52       5.34            --          (.50)         (.50)   --
EUROPE 1.25X STRATEGY FUND A-CLASS
   MARCH 31, 2010         8.36     .04          5.78       5.82            --            --            --    --
   March 31, 2009        22.25     .18        (14.07)    (13.89)           --            --            --    --
   March 31, 2008        24.13     .62         (1.57)      (.95)         (.23)         (.70)         (.93)   --
   March 31, 2007        20.06     .54          3.65       4.19          (.12)           --          (.12)   --
   March 31, 2006        17.14     .18          3.06       3.24            --          (.32)         (.32)   --
EUROPE 1.25X STRATEGY FUND C-CLASS
   MARCH 31, 2010         7.83    (.04)         5.38       5.34            --            --            --    --
   March 31, 2009        21.00     .07        (13.24)    (13.17)           --            --            --    --
   March 31, 2008        22.98     .31         (1.36)     (1.05)         (.23)         (.70)         (.93)   --
   March 31, 2007        19.25     .39          3.46       3.85          (.12)           --          (.12)   --
   March 31, 2006        16.57     .10          2.90       3.00            --          (.32)         (.32)   --
JAPAN 2X STRATEGY FUND A-CLASS
   MARCH 31, 2010         9.01    (.19)         7.67       7.48            --            --            --    --
   March 31, 2009        25.12    (.06)       (16.24)    (16.30)         (.01)           --          (.01)  .20ss.ss.
   March 31, 2008*       25.00      --ss.        .12        .12            --            --            --    --
JAPAN 2X STRATEGY FUND C-CLASS
   MARCH 31, 2010         8.94    (.31)         7.60       7.29            --            --            --    --
   March 31, 2009        25.10    (.17)       (16.18)    (16.35)         (.01)           --          (.01)  .20ss.ss.
   March 31, 2008*       25.00    (.02)          .12        .10            --            --            --    --
STRENGTHENING DOLLAR 2X STRATEGY FUND A-CLASS
   MARCH 31, 2010        19.64    (.25)        (3.01)     (3.26)           --            --            --    --
   March 31, 2009        19.85     .02          6.50       6.52            --         (6.73)        (6.73)   --
   March 31, 2008        25.35     .39         (5.89)     (5.50)           --            --            --    --
   March 31, 2007        27.74     .91         (3.30)     (2.39)           --            --            --    --
   March 31, 2006*       25.00     .50          2.37       2.87          (.13)           --          (.13)   --

                                                     RATIOS TO
                                                AVERAGE NET ASSETS:
                                           ----------------------------

                       NET
                      ASSET                                      NET               NET ASSETS,
                     VALUE,    TOTAL                         INVESTMENT PORTFOLIO     END OF
                     END OF INVESTMENT       TOTAL     NET     INCOME    TURNOVER PERIOD (000'S
YEAR ENDED           PERIOD   RETURN++     EXPENSES EXPENSES   (LOSS)      RATE      OMITTED)
----------           ------ ----------     -------- -------- ---------- --------- -------------
S&P SMALLCAP 600 PURE VALUE FUND A-CLASS
   MARCH 31, 2010    $19.60 150.09%         1.53%    1.53%     (0.62)%       443%       $ 5,529
   March 31, 2009     11.08 (57.21)%        1.54%    1.54%      2.04%        878%            78
   March 31, 2008     26.56 (24.54)%        1.53%    1.53%      0.82%        566%         2,945
   March 31, 2007     35.54   6.49%         1.51%    1.51%      0.66%        728%         3,929
   March 31, 2006     33.40  20.35%         1.46%    1.46%     (0.11)%       806%           335
S&P SMALLCAP 600 PURE VALUE FUND C-CLASS
   MARCH 31, 2010     18.27 148.23%         2.28%    2.28%     (1.39)%       443%         8,999
   March 31, 2009     10.62 (57.59)%        2.32%    2.32%      0.21%        878%           691
   March 31, 2008     25.71 (25.12)%        2.26%    2.26%      0.99%        566%        14,040
   March 31, 2007     34.68   5.65%         2.26%    2.26%     (0.16)%       728%         2,268
   March 31, 2006     32.85  19.29%         2.27%    2.27%     (0.60)%       806%        18,779
EUROPE 1.25X STRATEGY FUND A-CLASS
   MARCH 31, 2010     14.18  69.62%         1.66%    1.66%      0.33%      1,353%           463
   March 31, 2009      8.36 (62.43)%        1.68%    1.68%      1.05%        384%           316
   March 31, 2008     22.25  (4.60)%        1.69%    1.69%      2.42%        320%         1,750
   March 31, 2007     24.13  20.90%         1.54%    1.54%      2.33%        373%        10,892
   March 31, 2006     20.06  19.10%         1.67%    1.66%      1.02%        454%         1,378
EUROPE 1.25X STRATEGY FUND C-CLASS
   MARCH 31, 2010     13.17  68.20%         2.42%    2.42%     (0.36)%     1,353%         2,111
   March 31, 2009      7.83 (62.71)%        2.43%    2.43%      0.42%        384%           754
   March 31, 2008     21.00  (5.28)%        2.40%    2.40%      1.27%        320%         6,149
   March 31, 2007     22.98  20.01%         2.40%    2.40%      1.85%        373%         9,539
   March 31, 2006     19.25  18.30%         2.42%    2.41%      0.59%        454%         8,703
JAPAN 2X STRATEGY FUND A-CLASS
   MARCH 31, 2010     16.49  83.02%         1.53%    1.53%     (1.42)%        --          2,234
   March 31, 2009      9.01 (64.10)%ss.ss.  1.53%    1.53%     (0.42)%        --            299
   March 31, 2008*    25.12   0.48%         1.25%**  1.25%**   (0.12)%**      --            636
JAPAN 2X STRATEGY FUND C-CLASS
   MARCH 31, 2010     16.23  81.54%         2.28%      --      (2.20)%        --            432
   March 31, 2009      8.94 (64.35)%ss.ss.  2.26%      --      (0.98)%        --            879
   March 31, 2008*    25.10   0.40%         2.21%**    --      (0.74)%**      --            240
STRENGTHENING DOLLAR 2X STRATEGY FUND A-CLASS
   MARCH 31, 2010     16.38 (16.60)%        1.67%      --      (1.57)%        --         16,833
   March 31, 2009     19.64  30.59%         1.69%      --       0.07%         --          7,314
   March 31, 2008     19.85 (21.70)%        1.66%      --       1.73%         --          2,795
   March 31, 2007     25.35  (8.62)%        1.66%      --       3.53%         --            108
   March 31, 2006*    27.74  11.47%         1.68%**    --       2.17%**       --             91

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Funds' performance for the periods presented.

                                                          NET
                                                       INCREASE
                                              NET     (DECREASE)
                                            REALIZED      IN
                                              AND      NET ASSET
                     NET ASSET     NET     UNREALIZED    VALUE   DISTRIBUTIONS DISTRIBUTIONS
                       VALUE,  INVESTMENT    GAINS     RESULTING    FROM NET      FROM NET
                     BEGINNING   INCOME   (LOSSES) ON    FROM      INVESTMENT     REALIZED       TOTAL
YEAR ENDED           OF PERIOD   (LOSS)+  INVESTMENTS OPERATIONS     INCOME        GAINS     DISTRIBUTIONS
----------           --------- ---------- ----------- ---------- ------------- ------------- -------------
STRENGTHENING DOLLAR 2X STRATEGY FUND C-CLASS
   MARCH 31, 2010       $19.01     $(.36)    $ (2.91)   $ (3.27)       $   --     $   --           $   --
   March 31, 2009        19.42      (.14)       6.46       6.32            --      (6.73)           (6.73)
   March 31, 2008        24.99       .42       (5.99)     (5.57)           --         --               --
   March 31, 2007        27.56       .70       (3.27)     (2.57)           --         --               --
   March 31, 2006*       25.00       .36        2.33       2.69          (.13)        --             (.13)
WEAKENING DOLLAR 2X STRATEGY FUND A-CLASS
   MARCH 31, 2010        16.38      (.30)       1.90       1.60            --         --               --
   March 31, 2009        29.27      (.07)      (8.77)     (8.84)        (1.28)     (2.77)           (4.05)
   March 31, 2008        26.18       .70        7.17       7.87         (4.78)       (--)ss.        (4.78)
   March 31, 2007        22.70       .91        2.57       3.48            --         --               --
   March 31, 2006*       25.00       .51       (2.67)     (2.16)         (.14)        --             (.14)
WEAKENING DOLLAR 2X STRATEGY FUND C-CLASS
   MARCH 31, 2010        15.73      (.43)       1.82       1.39            --         --               --
   March 31, 2009        28.53      (.21)      (8.54)     (8.75)        (1.28)     (2.77)           (4.05)
   March 31, 2008        25.81       .43        7.07       7.50         (4.78)       (--)ss.        (4.78)
   March 31, 2007        22.55       .71        2.55       3.26            --         --               --
   March 31, 2006*       25.00       .34       (2.65)     (2.31)         (.14)        --             (.14)
REAL ESTATE FUND A-CLASS
   MARCH 31, 2010        12.83       .44       11.11      11.55          (.14)        --             (.14)
   March 31, 2009        32.42       .74      (19.43)    (18.69)         (.90)        --             (.90)
   March 31, 2008        42.16       .54      (10.05)     (9.51)         (.23)        --             (.23)
   March 31, 2007        36.46       .46        5.53       5.99          (.17)      (.12)            (.29)
   March 31, 2006        27.84       .64        8.18       8.82            --       (.20)            (.20)
REAL ESTATE FUND C-CLASS
   MARCH 31, 2010        12.33       .40       10.52      10.92          (.14)        --             (.14)
   March 31, 2009        31.44       .66      (18.87)    (18.21)         (.90)        --             (.90)
   March 31, 2008        41.22       .29       (9.84)     (9.55)         (.23)        --             (.23)
   March 31, 2007        35.93       .19        5.39       5.58          (.17)      (.12)            (.29)
   March 31, 2006        27.64       .43        8.06       8.49            --       (.20)            (.20)
GOVERNMENT LONG BOND 1.2X STRATEGY FUND A-CLASS
   MARCH 31, 2010        13.75       .33       (2.79)     (2.46)         (.33)        --             (.33)
   March 31, 2009        11.79       .34        1.95       2.29          (.33)        --             (.33)
   March 31, 2008        10.60       .38        1.19       1.57          (.38)        --             (.38)
   March 31, 2007        10.50       .38         .10        .48          (.38)        --             (.38)
   March 31, 2006        11.07       .40        (.58)      (.18)         (.39)        --             (.39)
GOVERNMENT LONG BOND 1.2X STRATEGY FUND C-CLASS
   MARCH 31, 2010        13.72       .25       (2.78)     (2.53)         (.25)        --             (.25)
   March 31, 2009        11.77       .25        1.94       2.19          (.24)        --             (.24)
   March 31, 2008        10.59       .30        1.18       1.48          (.30)        --             (.30)
   March 31, 2007        10.50       .31         .08        .39          (.30)        --             (.30)
   March 31, 2006        11.07       .31        (.57)      (.26)         (.31)        --             (.31)

                                                 RATIOS TO
                                            AVERAGE NET ASSETS:
                                       -----------------------------

                       NET
                      ASSET                                   NET               NET ASSETS,
                     VALUE,    TOTAL            OPERATING INVESTMENT PORTFOLIO     END OF
                     END OF INVESTMENT   TOTAL  EXPENSES    INCOME    TURNOVER PERIOD (000'S
YEAR ENDED           PERIOD  RETURN++  EXPENSES   @(BOX)    (LOSS)      RATE      OMITTED)
----------           ------ ---------- -------- --------- ---------- --------- -------------
STRENGTHENING DOLLAR 2X STRATEGY FUND C-CLASS
   MARCH 31, 2010    $15.74   (17.20)%  2.42%         --    (2.31)%        --        $10,594
   March 31, 2009     19.01    30.36%   2.44%         --    (0.66)%        --          5,728
   March 31, 2008     19.42   (22.29)%  2.40%         --     1.84%         --          6,131
   March 31, 2007     24.99    (9.33)%  2.40%         --     2.75%         --          2,630
   March 31, 2006*    27.56    10.75%   2.41%**       --     1.51%**       --            769
WEAKENING DOLLAR 2X STRATEGY FUND A-CLASS
   MARCH 31, 2010     17.98     9.77%   1.68%         --    (1.57)%        --          6,753
   March 31, 2009     16.38   (29.87)%  1.69%         --    (0.30)%        --         17,642
   March 31, 2008     29.27    32.49%   1.67%         --     2.51%         --         22,148
   March 31, 2007     26.18    15.33%   1.65%         --     3.63%         --         21,502
   March 31, 2006*    22.70    (8.65)%  1.70%**       --     2.66%**       --          2,989
WEAKENING DOLLAR 2X STRATEGY FUND C-CLASS
   MARCH 31, 2010     17.12     8.84%   2.43%         --    (2.32)%        --          5,314
   March 31, 2009     15.73   (30.37)%  2.45%         --    (0.93)%        --          8,687
   March 31, 2008     28.53    31.47%   2.41%         --     1.57%         --         21,604
   March 31, 2007     25.81    14.46%   2.40%         --     2.87%         --         14,160
   March 31, 2006*    22.55    (9.25)%  2.46%**       --     1.79%**       --          3,916
REAL ESTATE FUND A-CLASS
   MARCH 31, 2010     24.24    90.16%   1.65%         --     2.15%      1,520%         4,303
   March 31, 2009     12.83   (58.00)%  1.68%         --     2.81%        780%         1,554
   March 31, 2008     32.42   (22.59)%  1.64%         --     1.45%        832%         2,866
   March 31, 2007     42.16    16.43%   1.61%         --     1.10%        762%         9,061
   March 31, 2006     36.46    31.75%   1.57%         --     2.02%      1,304%           375
REAL ESTATE FUND C-CLASS
   MARCH 31, 2010     23.11    88.70%   2.41%         --     2.06%      1,520%         2,143
   March 31, 2009     12.33   (58.28)%  2.42%         --     2.62%        780%         1,075
   March 31, 2008     31.44   (23.21)%  2.39%         --     0.78%        832%         2,290
   March 31, 2007     41.22    15.53%   2.36%         --     0.48%        762%         5,469
   March 31, 2006     35.93    30.79%   2.36%         --     1.35%      1,304%         3,548
GOVERNMENT LONG BOND 1.2X STRATEGY FUND A-CLASS
   MARCH 31, 2010     10.96   (17.98)%  1.24%         --     2.84%      1,503%         5,576
   March 31, 2009     13.75    19.84%   1.23%         --     2.74%      1,794%        11,119
   March 31, 2008     11.79    15.13%   1.22%         --     3.44%      1,142%        20,374
   March 31, 2007     10.60     4.71%   1.22%         --     3.64%      1,357%        11,460
   March 31, 2006     10.50    (1.88)%  1.17%         --     3.45%      1,451%         1,503
GOVERNMENT LONG BOND 1.2X STRATEGY FUND C-CLASS
   MARCH 31, 2010     10.94   (18.56)%  2.00%       2.00%    2.17%      1,503%        12,695
   March 31, 2009     13.72    18.90%   1.97%       1.97%    2.00%      1,794%         5,502
   March 31, 2008     11.77    14.20%   1.98%       1.98%    2.80%      1,142%         6,239
   March 31, 2007     10.59     3.84%   1.96%       1.96%    2.93%      1,357%        15,640
   March 31, 2006     10.50    (2.61)%  1.93%       1.93%    2.69%      1,451%         7,293

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Funds' performance for the periods presented.

                                                          NET
                                                       INCREASE
                                              NET     (DECREASE)
                                            REALIZED      IN
                                              AND      NET ASSET
                     NET ASSET     NET     UNREALIZED    VALUE    DISTRIBUTIONS DISTRIBUTIONS
                       VALUE,  INVESTMENT    GAINS     RESULTING     FROM NET      FROM NET
                     BEGINNING   INCOME   (LOSSES) ON    FROM       INVESTMENT     REALIZED       TOTAL
YEAR ENDED           OF PERIOD   (LOSS)+  INVESTMENTS OPERATIONS      INCOME        GAINS     DISTRIBUTIONS
----------           --------- ---------- ----------- ----------  ------------- ------------- -------------
INVERSE GOVERNMENT LONG BOND STRATEGY FUND A-CLASS
   MARCH 31, 2010       $13.10  $(.35)       $  1.61  $  1.26        $   --          $   --     $   --
   March 31, 2009        16.57   (.15)         (3.32)   (3.47)           --              --         --
   March 31, 2008        19.16    .44          (2.37)   (1.93)         (.66)             --       (.66)
   March 31, 2007        19.52   (.14)           .41      .27          (.63)             --       (.63)
   March 31, 2006        18.84   (.12)           .80      .68            --              --         --
INVERSE GOVERNMENT LONG BOND STRATEGY FUND C-CLASS
   MARCH 31, 2010        12.28   (.43)          1.51     1.08            --              --         --
   March 31, 2009        15.65   (.25)         (3.12)   (3.37)           --              --         --
   March 31, 2008        18.26    .29          (2.24)   (1.95)         (.66)             --       (.66)
   March 31, 2007        18.78   (.27)           .38      .11          (.63)             --       (.63)
   March 31, 2006        18.25   (.25)           .78      .53            --              --         --
HIGH YIELD STRATEGY FUND A-CLASS
   MARCH 31, 2010        16.64   (.26)          5.39     5.13         (1.35)             --      (1.35)
   March 31, 2009        24.31   (.16)         (3.51)   (3.67)        (4.00)             --      (4.00)
   March 31, 2008*       25.00    .69          (1.31)    (.62)         (.07)             --       (.07)
HIGH YIELD STRATEGY FUND C-CLASS
   MARCH 31, 2010        16.33   (.40)          5.29     4.89         (1.35)             --      (1.35)
   March 31, 2009        24.12   (.25)         (3.54)   (3.79)        (4.00)             --      (4.00)
   March 31, 2008*       25.00    .46          (1.27)    (.81)         (.07)             --       (.07)
INVERSE HIGH YIELD STRATEGY FUND A-CLASS
   MARCH 31, 2010        55.13   (.63)        (15.60)  (16.23)           --            (.39)      (.39)
   March 31, 2009        51.26   (.10)          5.29     5.19            --           (1.32)     (1.32)
   March 31, 2008*       50.00    .54            .72     1.26            --              --         --
INVERSE HIGH YIELD STRATEGY FUND C-CLASS
   MARCH 31, 2010        54.49   (.95)        (15.38)  (16.33)           --            (.39)      (.39)
   March 31, 2009        51.06   (.52)          5.27     4.75            --           (1.32)     (1.32)
   March 31, 2008*       50.00   (.62)          1.68     1.06            --              --         --
U.S. GOVERNMENT MONEY MARKET FUND A-CLASS
   MARCH 31, 2010         1.00    (--)SS.         --      (--)SS.       (--)SS.          --        (--)SS.
   March 31, 2009         1.00    .01             --      .01          (.01)             --       (.01)
   March 31, 2008         1.00    .03             --      .03          (.03)             --       (.03)
   March 31, 2007         1.00    .04             --      .04          (.04)             --       (.04)
   March 31, 2006         1.00    .03             --      .03          (.03)             --       (.03)
U.S. GOVERNMENT MONEY MARKET FUND C-CLASS
   MARCH 31, 2010         1.00    (--)SS.         --      (--)SS.       (--)SS.          --        (--)SS.
   March 31, 2009         1.00     --             --       --           (--)ss.          --        (--)ss.
   March 31, 2008         1.00    .03             --      .03          (.03)             --       (.03)
   March 31, 2007         1.00    .03             --      .03          (.03)             --       (.03)
   March 31, 2006         1.00    .02             --      .02          (.02)             --       (.02)

                                                           RATIOS TO
                                                      AVERAGE NET ASSETS:
                                       -------------------------------------------------
                                                                               COMBINED
                       NET                                                        NET
                      ASSET                                            NET    INVESTMENT            NET ASSETS,
                     VALUE,    TOTAL            OPERATING          INVESTMENT   INCOME   PORTFOLIO     END OF
                     END OF INVESTMENT   TOTAL  EXPENSES    NET      INCOME     (LOSS)    TURNOVER PERIOD (000'S
YEAR ENDED           PERIOD   RETURN++ EXPENSES   @(BOX)  EXPENSES   (LOSS)   (TRIANGLE)    RATE      OMITTED)
----------           ------ ---------- -------- --------- -------- ---------- ---------- --------- -------------
INVERSE GOVERNMENT LONG BOND STRATEGY FUND A-CLASS
   MARCH 31, 2010    14.36     9.62%   2.77%     1.66%      --     (2.47)%         --        985%      $ 80,151
   March 31, 2009    13.10   (20.94)%  3.00%     1.65%      --     (0.94)%         --        584%        54,574
   March 31, 2008    16.57   (10.25)%  3.86%     1.65%      --      2.37%          --        550%        37,256
   March 31, 2007    19.16     1.47%   5.22%     1.61%      --      3.43%          --        192%        69,606
   March 31, 2006    19.52     3.61%   4.91%     1.58%      --     (0.65)%       0.53%       179%       124,679
INVERSE GOVERNMENT LONG BOND STRATEGY FUND C-CLASS
   MARCH 31, 2010    13.36     8.79%   3.47%     2.41%      --     (3.17)%         --        985%       140,451
   March 31, 2009    12.28   (21.53)%  3.81%     2.41%      --     (1.70)%         --        584%       123,413
   March 31, 2008    15.65   (10.87)%  4.44%     2.40%      --      1.62%          --        550%       124,572
   March 31, 2007    18.26     0.67%   5.97%     2.36%      --      2.68%          --        192%       213,175
   March 31, 2006    18.78     2.90%   5.66%     2.33%      --     (1.40)%      (0.22)%      179%       533,862
HIGH YIELD STRATEGY FUND A-CLASS
   MARCH 31, 2010    20.42    31.07%   1.54%     1.54%      --     (1.37)%         --         --          4,800
   March 31, 2009    16.64   (16.15)%  1.57%     1.57%      --     (0.71)%         --         --          5,748
   March 31, 2008*   24.31    (2.49)%  1.50%**   1.50%**    --      2.79%**        --         --         10,530
HIGH YIELD STRATEGY FUND C-CLASS
   MARCH 31, 2010    19.87    30.17%   2.29%     2.29%      --     (2.13)%         --         --          3,351
   March 31, 2009    16.33   (16.83)%  2.32%     2.32%      --     (1.21)%         --         --          1,773
   March 31, 2008*   24.12    (3.25)%  2.22%**   2.22%**    --      1.90%**        --         --          1,001
INVERSE HIGH YIELD STRATEGY FUND A-CLASS
   MARCH 31, 2010    38.51   (29.47)%  1.54%       --     1.54%    (1.43)%         --         --          2,269
   March 31, 2009    55.13    10.17%   1.52%       --     1.52%    (0.19)%         --         --          2,278
   March 31, 2008*   51.26     2.52%   1.52%**     --     1.52%**   1.09%**        --         --          1,673
INVERSE HIGH YIELD STRATEGY FUND C-CLASS
   MARCH 31, 2010    37.77   (30.00)%  2.29%       --     2.29%    (2.18)%         --         --          2,055
   March 31, 2009    54.49     9.34%   2.28%       --     2.28%    (1.00)%         --         --            869
   March 31, 2008*   51.06     2.12%   2.26%**     --     2.26%**  (1.25)%**       --         --          2,958
U.S. GOVERNMENT MONEY MARKET FUND A-CLASS
   MARCH 31, 2010     1.00     0.01%   1.18%       --     0.38%    (0.04)%         --         --         30,640
   March 31, 2009     1.00     0.85%   1.20%       --     1.09%     0.74%          --         --         49,072
   March 31, 2008     1.00     3.51%   1.18%       --     1.18%     3.45%          --         --         21,174
   March 31, 2007     1.00     4.01%   1.17%       --     1.17%     3.97%          --         --         18,779
   March 31, 2006     1.00     2.51%   1.15%       --     1.15%     2.66%          --         --         14,324
U.S. GOVERNMENT MONEY MARKET FUND C-CLASS
   MARCH 31, 2010     1.00     0.01%   1.93%       --     0.39%    (0.05)%         --         --         76,598
   March 31, 2009     1.00     0.26%   1.95%       --     1.70%     0.24%          --         --        135,384
   March 31, 2008     1.00     2.74%   1.93%       --     1.93%     2.69%          --         --        121,436
   March 31, 2007     1.00     3.24%   1.92%       --     1.92%     3.20%          --         --        120,415
   March 31, 2006     1.00     1.76%   1.89%       --     1.89%     1.72%          --         --        131,045

FINANCIAL HIGHLIGHTS (CONCLUDED)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Funds' performance for the periods presented.

*    Since the commencement of operations:

     May 25, 2005 -- Strengthening Dollar 2x Strategy Fund A-Class and C-Class and Weakening Dollar 2x Strategy Fund A-Class and C-Class;

     May 31, 2006 -- S&P 500 Fund A-Class and C-Class and Russell 2000(R) Fund A-Class and C-Class;

     April 16, 2007 -- High Yield Strategy Fund A-Class and C-Class and Inverse High Yield Strategy Fund A-Class and C-Class;

     February 22, 2008 -- Japan 2x Strategy Fund A-Class and C-Class.

**   Annualized

+    Calculated using the average daily shares outstanding for the year.

++ Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

+++  Reverse Share Splits:

     Inverse S&P 500 Strategy Fund -- Per share amounts for the years ended March 31, 2006 and March 31, 2007 have been restated to reflect a 1:5 reverse share split effective April 23, 2007; S&P 500 Pure Value Fund -- Per share amounts for the period March 31, 2006 through April 19, 2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009 --See Note 12.

@ Operating Expenses exclude interest and dividend expense from securities sold short.

ss.  Less than $.01 per share.

ss.ss. Excluding the reimbursement, the Fund's total return would have been -64.90% and -65.15% for the A-Class and C-Class, respectively.

     Prior to April 1, 2007, the Nova Fund, Inverse S&P 500 Strategy Fund, Inverse NASDAQ-100(R) Strategy Fund, and Inverse Government Long Bond Strategy Fund operated under a Master-Feeder Structure.

(TRIANGLE) Ratios represent combined net investment income of the former Master
     Portfolio and the Fund. Ratios shown under the caption "Investment Income
     (Loss)" for the year ended March 31, 2006 did not reflect the net investment income of the former Master Portfolio.

(BOX) Expense ratios to average net assets include expenses of the corresponding former Master Portfolio for the year ended March 31, 2007 and preceding periods.

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The Nova Fund, S&P 500 Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, S&P 500 Pure Growth, S&P 500 Pure Value, S&P MidCap 400 Pure Growth, S&P MidCap 400 Pure Value, S&P SmallCap 600 Pure Growth, S&P SmallCap 600 Pure Value, Commodities Strategy, and Managed Futures Strategy Funds (the "Rydex|SGI S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") or Citigroup Global Markets, Inc. ("Citigroup"). S&P and Citigroup make no representation, condition, warranty, express or implied, to the owners of the Rydex|SGI S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI S&P Funds particularly or the ability of the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P 500 Pure Growth Index, S&P 500 Pure Value Index, S&P MidCap 400 Pure Growth Index, S&P MidCap 400 Pure Value Index, S&P SmallCap 600 Pure Growth Index, and S&P SmallCap 600 Pure Value Index (the "S&P Indices") to track general stock market performance or provide a basis for superior investment performance. S&P's and Citigroup's only relationship to Rydex|SGI Investments ("Licensee") is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the Rydex|SGI S&P Funds. S&P and Citigroup have no obligation to take the needs of Licensee or the owners of the Rydex|SGI S&P Funds into consideration in determining, composing or calculating the S&P Indices. S&P and Citigroup are not responsible for and have not participated in the determination of the prices and amount of the Rydex|SGI S&P Funds or the timing of the issuance or sale of the Rydex|SGI S&P Funds or in the determination or calculation of the equation by which the Rydex|SGI S&P Funds are to be converted into cash. S&P and Citigroup have no obligation or liability in connection with the administration, marketing, or trading of the Rydex|SGI S&P Funds.

S&P and Citigroup do not guarantee the accuracy and/or the completeness of the S&P Indices or any data included therein and S&P and Citigroup shall have no liability for any errors, omissions, or interruptions therein. S&P and Citigroup make no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Rydex|SGI S&P Funds, or any other person or entity from the use of the S&P Indices or any data included therein. S&P and Citigroup make no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Citigroup have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Indices or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"Standard & Poor's MidCap 400," "S&P MidCap 400," Standard & Poor's SmallCap," "S&P SmallCap 600," "S&P 500 Pure Value," "S&P 500 Pure Growth," "S&P MidCap 400 Pure Value," "S&P MidCap 400 Pure Growth," "S&P SmallCap 600 Pure Value," and "S&P SmallCap 600 Pure Growth" are trademarks of The McGraw-Hill Companies, Inc. and Citigroup, Inc.

DOW JONES

STOXX

     STOXX and its licensors (the "Licensors") have no relationship to the PADCO Advisors, Inc., other than the licensing of the STOXX 50 Index and the related trademarks for use in connection with the Europe 1.25x Strategy Fund.

     STOXX AND ITS LICENSORS DO NOT:

     -    Sponsor, endorse, sell or promote the Europe 1.25x Strategy Fund.

     - Recommend that any person invest in the Europe 1.25x Strategy Fund or any other securities.

     - Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Europe 1.25x Strategy Fund.

     - Have any responsibility or liability for the administration, management or marketing of the Europe 1.25x Strategy Fund.

     - Consider the needs of the Europe 1.25x Strategy Fund or the owners of the Europe 1.25x Strategy Fund in determining, composing or calculating the STOXX 50 Index or have any obligation to do so.

     STOXX AND ITS LICENSORS WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE EUROPE 1.25X STRATEGY FUND. SPECIFICALLY,

     - STOXX AND ITS LICENSORS DO NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED AND DISCLAIM ANY AND ALL WARRANTY ABOUT:

          - THE RESULTS TO BE OBTAINED BY THE EUROPE 1.25X STRATEGY FUND, THE OWNER OF THE EUROPE 1.25X STRATEGY FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE STOXX 50 INDEX AND THE DATA INCLUDED IN THE STOXX 50 INDEX;

          -    THE ACCURACY OR COMPLETENESS OF THE STOXX 50 INDEX AND ITS DATA;

          - THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE STOXX 50 INDEX AND ITS DATA;

     - STOXX AND ITS LICENSORS WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE STOXX 50 INDEX OR ITS DATA;

     - UNDER NO CIRCUMSTANCES WILL STOXX OR ITS LICENSORS BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF STOXX OR ITS LICENSORS KNOWS THAT THEY MIGHT OCCUR.

     THE LICENSING AGREEMENT BETWEEN THE PADCO ADVISORS, INC. AND STOXX IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE EUROPE 1.25X STRATEGY FUND OR ANY OTHER THIRD PARTIES.

THE NASDAQ OMX GROUP, INC.

The NASDAQ-100(R) Fund and Inverse NASDAQ-100(R) Strategy Fund (the "Rydex|SGI NASDAQ Funds") are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Rydex|SGI NASDAQ Funds. The Corporations make no representation or warranty, express or implied to the owners of the Rydex|SGI NASDAQ Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI NASDAQ Funds particularly, or the ability of the NASDAQ-100 Index(R) to track general stock market performance. The Corporations' only relationship to Rydex Investments ("Licensee") is in the licensing of the NASDAQ(R), NASDAQ-100(R), and NASDAQ-100 Index(R) registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index(R) which is determined, composed and calculated by the Corporations without regard to Licensee or the Rydex|SGI NASDAQ Funds. The Corporations have no obligation to take the needs of the Licensee or the owners of the Rydex|SGI NASDAQ Funds into consideration in determining, composing or calculating the NASDAQ-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Rydex|SGI NASDAQ Funds to be issued or in the determination or calculation of the equation by which the Rydex|SGI NASDAQ Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Rydex|SGI NASDAQ Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE RYDEX|SGI NASDAQ FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF SUCH DAMAGES.

NIKKEI INC.

Nikkei Inc. (the "Index Publisher") does not sponsor, endorse, sell or promote any Rydex|SGI Fund and makes no representation or warranty, implied or express, to the investors in the Japan 2x Strategy Fund, or any members of the public, regarding:

     -    The advisability of investing in index funds;

     -    The ability of any index to track stock market performance;

     - The accuracy and/or the completeness of the aforementioned index or any data included therein;

     - The results to be obtained by the Japan 2x Strategy Fund, the investors in the Japan 2x Strategy Fund, or any person or entity from the use of the index or data included therein; and

     - The merchantability or fitness for a particular purpose for use with respect to the index or any data included therein.

Further, the Index Publisher does not:

     - Recommend that any person invest in the Japan 2x Strategy Fund or any other securities;

     - Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Japan 2x Strategy Fund;

     - Have any responsibility or liability for the administration, management or marketing of the Japan 2x Strategy Fund;

     - Consider the needs of the Japan 2x Strategy Fund or the investors in the Japan 2x Strategy Fund in determining, composing or calculating the index or has any obligation to do so;

     - Have any liability in connection with the Japan 2x Strategy Fund or for any errors, omissions or interruptions in connection with the index or the related data;

     - Have any liability for any lost profits or indirect punitive, special or consequential damages or losses, even if Nikkei Inc. knows that they might occur.

FRANK RUSSELL COMPANY

The Russell 2000 1.5x Strategy Fund, Russell 2000 Fund and Inverse Russell 2000 Strategy Fund (the "Rydex|SGI Russell Funds") are not sponsored or endorsed by, nor in any way affiliated with Frank Russell Company ("Russell"). Russell is not responsible for and has not reviewed the Russell Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R) Index (the "Russell Index") which is a trademark/service mark of Russell. Russell has no obligation to take the needs of any of the Rydex|SGI Russell Funds or their participants or any other product or person into consideration in determining, composing or calculating the Russell Index.

Russell's publication of the Russell Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Index is based.

Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Index or any data included in the Russell Index. Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell Index or any data included therein, or any security (or combination thereof) comprising the Russell Index. Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Index or any data or any security (or combination thereof) included therein.

Russell(R) is a trademark of the Frank Russell Company.

ICE FUTURES U.S., INC.

The Strengthening Dollar 2x Strategy and Weakening Dollar 2x Strategy Funds (the "Products") are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. ("ICE Futures"). ICE Futures makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the U.S. Dollar Index(R) to track market performance of either Product. ICE Futures' only relationship to PADCO Advisors II, Inc. ("Licensee") is the licensing of certain names and marks and of the U.S. Dollar Index(R), which is determined, composed and calculated without regard to the Licensee or the Products. ICE Futures has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing or calculating the U.S. Dollar Index(R). ICE Futures is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of interests in the Products. ICE Futures has no obligation or liability in connection with the administration, purchase, sale marketing, promotion or trading of the Products.

Ice Futures does not guarantee the accuracy and/or the completeness of the U.S. Dollar Index(R) or any data included therein. Ice Futures makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Products, or any other person or entity from the use of the U.S. Dollar Index(R) or any data included therein in connection with the rights licensed hereunder, in connection with the purchase, sale or trading of any Product, or for any other use. Ice Futures makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the U.S. Dollar Index(R) or any data included therein. Without limiting any of the foregoing, in no event shall Ice Futures have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

More information about the Index Publishers is located in the SAI.

     ADDITIONAL INFORMATION

     ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED AUGUST 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

     ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX|SGI WEB SITE AT WWW.RYDEX-SGI.COM, OR WRITING TO RYDEX|SGI SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.

     NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX|SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

(RYDEX|SGI(SM) LOGO)
SECURITY GLOBAL INVESTORS

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydex-sgi.com

RSFAC-1-0810x0811

                                                          RYDEX|SGI SERIES FUNDS

                                     ADVISOR CLASS AND H-CLASS SHARES PROSPECTUS

                                                                  AUGUST 1, 2010

                              DOMESTIC EQUITY FUNDS

NOVA FUND (Advisor Class: RYNAX)
S&P 500 FUND (H-Class: RYSPX)
INVERSE S&P 500 STRATEGY FUND (Advisor Class: RYTPX)
NASDAQ-100(R) FUND (Advisor Class: RYAOX)
INVERSE NASDAQ-100(R) STRATEGY FUND (Advisor Class: RYAAX)
MID-CAP 1.5X STRATEGY FUND (H-Class: RYMDX)
INVERSE MID-CAP STRATEGY FUND (H-Class: RYMHX)
RUSSELL 2000(R) 1.5X STRATEGY FUND (H-Class: RYMKX)
RUSSELL 2000(R) FUND (H-Class: RYRHX)
INVERSE RUSSELL 2000(R) STRATEGY FUND (H-Class: RYSHX)
S&P 500 PURE GROWTH FUND (H-Class: RYAWX)
S&P 500 PURE VALUE FUND (H-Class: RYZAX)
S&P MIDCAP 400 PURE GROWTH FUND (H-Class: RYBHX)
S&P MIDCAP 400 PURE VALUE FUND (H-Class: RYAVX)
S&P SMALLCAP 600 PURE GROWTH FUND (H-Class: RYWAX)
S&P SMALLCAP 600 PURE VALUE FUND (H-Class: RYAZX)

                           INTERNATIONAL EQUITY FUNDS

EUROPE 1.25X STRATEGY FUND (H-Class: RYEUX)
JAPAN 2X STRATEGY FUND (H-Class: RYJHX)


                                 SPECIALTY FUNDS

STRENGTHENING DOLLAR 2X
STRATEGY FUND  (H-Class: RYSBX)
WEAKENING DOLLAR 2X
STRATEGY FUND (H-Class: RYWBX)
REAL ESTATE FUND (H-Class: RYHRX)

                               FIXED INCOME FUNDS

GOVERNMENT LONG BOND 1.2X
STRATEGY FUND  (Advisor Class: RYADX)
INVERSE GOVERNMENT LONG BOND STRATEGY FUND (Advisor Class: RYJAX)
HIGH YIELD STRATEGY FUND (H-Class: RYHGX)
INVERSE HIGH YIELD STRATEGY FUND (H-Class: RYIHX)

                                MONEY MARKET FUND

            U.S. GOVERNMENT MONEY MARKET FUND (Advisor Class: RYDXX)

                                                              (RYDEX | SGI LOGO)
                                                   SECURITY GLOBAL INVESTORS(SM)

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FUND SUMMARIES

(INCLUDES IMPORTANT INFORMATION ABOUT THE FUND (IF APPLICABLE), FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, MANAGEMENT, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)

          DOMESTIC EQUITY FUNDS
          Nova Fund ..................................................    1
          S&P 500 Fund ...............................................    7
          Inverse S&P 500 Strategy Fund ..............................   11
          NASDAQ-100(R) Fund .........................................   17
          Inverse NASDAQ-100(R) Strategy Fund ........................   22
          Mid-Cap 1.5x Strategy Fund .................................   28
          Inverse Mid-Cap Strategy Fund ..............................   34
          Russell 2000(R) 1.5x Strategy Fund .........................   40
          Russell 2000(R) Fund .......................................   46
          Inverse Russell 2000(R) Strategy Fund ......................   50
          S&P 500 Pure Growth Fund ...................................   56
          S&P 500 Pure Value Fund ....................................   60
          S&P MidCap 400 Pure Growth Fund ............................   64
          S&P MidCap 400 Pure Value Fund .............................   68
          S&P SmallCap 600 Pure Growth Fund ..........................   72
          S&P SmallCap 600 Pure Value Fund ...........................   76

          INTERNATIONAL EQUITY FUNDS
          Europe 1.25x Strategy Fund .................................   80
          Japan 2x Strategy Fund .....................................   86

          SPECIALTY FUNDS
          Strengthening Dollar 2x Strategy Fund ......................   92
          Weakening Dollar 2x Strategy Fund ..........................   98
          Real Estate Fund ...........................................  104

          FIXED INCOME FUNDS
          Government Long Bond 1.2x Strategy Fund ....................  108
          Inverse Government Long Bond Strategy Fund .................  114
          High Yield Strategy Fund ...................................  120
          Inverse High Yield Strategy Fund ...........................  125

          MONEY MARKET FUND
          U.S. Government Money Market Fund ..........................  132

     PURCHASE AND SALE OF FUND SHARES ................................  135

     TAX INFORMATION .................................................  135

     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL

     INTERMEDIARIES ..................................................  135

     MORE INFORMATION ABOUT THE TRUST AND THE FUNDS ..................  136

     MANAGEMENT OF THE FUNDS .........................................  159

     SHAREHOLDER INFORMATION .........................................  161

     BUYING, SELLING AND EXCHANGING FUND SHARES ......................  162

     BUYING FUND SHARES ..............................................  165

     SELLING FUND SHARES .............................................  168

     EXCHANGING FUND SHARES ..........................................  170

     ACCOUNT POLICIES ................................................  171

     DISTRIBUTION AND SHAREHOLDER SERVICES ...........................  174

     DIVIDENDS AND DISTRIBUTIONS .....................................  175

     ADDITIONAL TAX INFORMATION ......................................  175

     FINANCIAL HIGHLIGHTS ............................................  177

     INDEX PUBLISHERS INFORMATION ....................................  182

     ADDITIONAL INFORMATION ..........................................  187

NOVA FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Nova Fund (the "Fund") is very different from most other mutual funds in that it seeks DAILY LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 1.5x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and
(c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.75%
Distribution (12b-1) and Shareholder Service Fees            0.25%
Other Expenses                                               0.78%
Total Annual Fund Operating Expenses                         1.78%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $181      $560      $964     $2,095
 ====      ====      ====     ======

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and leveraged derivative instruments, which primarily consist of equity index swap agreements, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the Fund's benchmark. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $1 billion to $268 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN

THE PERFORMANCE OF THE UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than 150% of the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than 150% of the performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
       1x             1.5x           10%         25%        50%        75%        100%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -60%            -90%              -75%       -75%       -77%       -79%         -83%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -50%            -75%              -65%       -65%       -68%       -72%         -76%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -40%            -60%              -54%       -55%       -58%       -62%         -68%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -30%            -45%              -42%       -43%       -47%       -52%         -60%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -20%            -30%              -29%       -31%       -34%       -42%         -51%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -10%            -15%              -15%       -17%       -23%       -32%         -41%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
        0%              0%                0%        -2%        -9%       -19%         -32%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       10%             15%               14%        13%         5%        -6%         -21%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       20%             30%               31%        29%        19%         9%          -9%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       30%             45%               47%        45%        35%        20%           2%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       40%             60%               65%        62%        50%        35%          13%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       50%             75%               83%        79%        68%        49%          25%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       60%             90%              102%        98%        85%        63%          38%
----------------- -------------- ------------ ---------- ---------- ---------- ------------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 24.67%. The underlying index's highest one-year volatility rate during the five year period is 45.58%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -0.79%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -11.12%.

[Insert Bar Chart]

2000   -19.96%
2001   -22.62%
2002   -35.47%
2003    39.59%
2004    14.83%
2005     4.12%
2006    19.12%
2007     1.25%
2008   -54.50%
2009    35.38%

Highest Quarter Return              Lowest Quarter Return
(quarter ended 6/30/2009)   23.77%  (quarter ended 12/31/2008)   -34.85%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Past 1
                                                                        Year    Past 5 Years   Past 10 Years
                                                                       ------   ------------   -------------
Return Before Taxes                                                    35.38%      -5.01%          -6.78%
Return After Taxes on Distributions                                    34.97%      -5.89%          -7.23%
Return After Taxes on Distributions and Sale of Fund Shares            22.99%      -4.56%          -5.62%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%       0.42%          -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

S&P 500 FUND

INVESTMENT OBJECTIVE - The S&P 500 Fund (the "Fund") seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the S&P 500(R) Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.


SHAREHOLDER FEES                                           N/A
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                           0.75%
Distribution (12b-1) and Shareholder Service Fees         0.25%
Other Expenses                                            0.53%
Total Annual Fund Operating Expenses                      1.53%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $156      $483      $834     $1,824
 ====      ====      ====     ======

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $1 billion to $268 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -7.25%.

[Insert Bar Chart]

2007     3.57%
2008   -36.54%
2009    24.81%

Highest Quarter Return                Lowest Quarter Return
(quarter ended 6/30/2009)   15.65%   (quarter ended 12/31/2008)   -22.66%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                    Past 1   Since Inception
                                                     Year      (05/31/2006)
                                                    ------   ---------------
Return Before Taxes                                 24.81%        -2.58%
Return After Taxes on Distributions                 24.59%        -2.86%
Return After Taxes on Distributions and Sale
   of Fund Shares                                   16.13%        -2.33%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                               26.46%        -1.45%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

INVERSE S&P 500 STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse S&P 500 Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks DAILY INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the underlying index.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investments results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500(R) Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.90%
Distribution (12b-1) and Shareholder Service Fees            0.25%
Other Expenses                                               0.78%
Total Annual Fund Operating Expenses                         1.93%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $196      $606     $1,042    $2,254
 ====      ====     ======    ======

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Unlike a traditional index fund, the Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $1 billion to $268 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE UNDERLYING INDEX, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
       1x              -1x          10%         25%         50%         75%        100%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -60%             60%             148%        132%         96%        42%         -6%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -50%             50%              98%         87%         57%        14%        -28%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -40%             40%              65%         56%         30%        -5%        -38%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -30%             30%              42%         34%         13%       -18%        -47%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -20%             20%              24%         18%         -3%       -28%        -54%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -10%             10%              10%          4%        -13%       -36%        -59%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
        0%              0%              -1%         -6%        -22%       -43%        -64%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       10%            -10%             -10%        -15%        -29%       -48%        -67%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       20%            -20%             -17%        -22%        -35%       -53%        -69%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       30%            -30%             -24%        -28%        -40%       -56%        -71%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       40%            -40%             -29%        -33%        -44%       -60%        -73%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       50%            -50%             -34%        -37%        -48%       -62%        -76%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       60%            -60%             -38%        -41%        -51%       -65%        -78%
----------------- -------------- ----------- ----------- ----------- ---------- -----------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 24.67%. The underlying index's highest one-year volatility rate during the five year period is 45.58%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -0.79%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 4.13%.

[Insert Bar Chart]

2000    16.83%
2001    15.67%
2002    21.52%
2003   -24.12%
2004   -10.25%
2005    -1.16%
2006    -7.39%
2007     0.68%
2008    40.21%
2009   -27.62%

Highest Quarter Return              Lowest Quarter Return
(quarter ended 9/30/2001)   17.57%  (quarter ended 6/30/2009)   -15.62%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Past 1
                                                                        Year    Past 5 Years   Past 10 Years
                                                                       ------   ------------   -------------
Return Before Taxes                                                    -27.62%     -1.33%          0.45%
Return After Taxes on Distributions                                    -27.67%     -2.08%         -0.13%
Return After Taxes on Distributions and Sale of Fund Shares            -17.96%     -1.54%          0.08%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)    26.46%      0.42%         -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

NASDAQ-100(R) FUND

INVESTMENT OBJECTIVE - The NASDAQ-100(R) Fund (the "Fund") seeks to provide investment results that correspond to a benchmark for over-the-counter securities on a daily basis. The Fund's current benchmark is the NASDAQ-100 Index(R) (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.75%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.80%
Total Annual Fund Operating Expenses                                                1.80%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $183      $566      $975     $2,116
 ====      ====      ====     ======

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The NASDAQ-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on

The Nasdaq Stock Market with capitalizations ranging from $2 billion to $229 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. The Fund also may invest in American Depositary Receipts ("ADRs") to gain exposure to international companies included in the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index(R) is concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK - The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -6.95%.

[Insert Bar Chart]

2000   -38.26%
2001   -35.01%
2002   -38.86%
2003    45.63%
2004     9.00%
2005     0.71%
2006     5.67%
2007    17.53%
2008   -42.16%
2009    51.45%

Highest Quarter Return                Lowest Quarter Return
(quarter ended 12/31/2001)   34.41%   (quarter ended 9/30/2001)   -36.97%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                           Past 1
                                                                            Year    Past 5 Years   Past 10 Years
                                                                           ------   ------------   -------------
Return Before Taxes                                                        51.45%       1.84%         -8.16%
Return After Taxes on Distributions                                        51.45%       1.82%         -8.20%
Return After Taxes on Distributions and Sale of Fund Shares                33.44%       1.56%         -6.48%
NASDAQ-100 Index(R) (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)    53.54%       2.79%         -6.66%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

INVERSE NASDAQ-100(R) STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse NASDAQ-100(R) Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks DAILY INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the underlying index.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index(R) (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.90%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.82%
Total Annual Fund Operating Expenses                                                1.97%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $200      $618     $1,062    $2,296
 ====      ====     ======    ======

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Unlike a traditional index fund, the Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The NASDAQ-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with capitalizations ranging from $2 billion to $229 billion as of June 30, 2010. The Fund may also invest in American Depositary Receipts ("ADRs") to gain inverse exposure to international companies included in the underlying index. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index(R) is concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE UNDERLYING INDEX, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
       1x              -1x          10%         25%         50%         75%        100%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -60%             60%             148%        132%         96%        42%         -6%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -50%             50%              98%         87%         57%        14%        -28%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -40%             40%              65%         56%         30%        -5%        -38%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -30%             30%              42%         34%         13%       -18%        -47%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -20%             20%              24%         18%         -3%       -28%        -54%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -10%             10%              10%          4%        -13%       -36%        -59%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
        0%              0%              -1%         -6%        -22%       -43%        -64%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       10%            -10%             -10%        -15%        -29%       -48%        -67%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       20%            -20%             -17%        -22%        -35%       -53%        -69%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       30%            -30%             -24%        -28%        -40%       -56%        -71%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       40%            -40%             -29%        -33%        -44%       -60%        -73%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       50%            -50%             -34%        -37%        -48%       -62%        -76%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       60%            -60%             -38%        -41%        -51%       -65%        -78%
----------------- -------------- ----------- ----------- ----------- ---------- -----------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 26.18%. The underlying index's highest one-year volatility rate during the five year period is 45.23%. The underlying index's annualized performance for the five year period ended June 30, 2010 is 3.08%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK - The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

The performance information shown below is based on a calendar year. The year-to-date return for the period from January 1, 2010 through June 30, 2010 is 3.16%.

[Insert Bar Chart]

2004   -12.02%
2005     0.67%
2006    -1.52%
2007   -12.18%
2008    47.88%
2009   -40.67%

Highest Quarter Return                Lowest Quarter Return
(quarter ended 12/31/2008)   18.58%   (quarter ended 6/30/2009)   -17.85%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                          Past 1                  Since Inception
                                                                           Year    Past 5 Years      (8/1/2003)
                                                                          ------   ------------   ---------------
Return Before Taxes                                                       -40.67%     -5.25%           -8.46%
Return After Taxes on Distributions                                       -40.67%     -5.86%           -8.92%
Return After Taxes on Distributions and Sale of Fund Shares               -26.44%     -4.67%           -7.10%
NASDAQ-100(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)    53.54%      2.79%            6.20%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

MID-CAP 1.5X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Mid-Cap 1.5x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks DAILY LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 1.5x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and
(c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund's current benchmark is the S&P MidCap 400(R) Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.90%
Distribution (12b-1) and Shareholder Service Fees            0.25%
Other Expenses                                               0.53%
Total Annual Fund Operating Expenses                         1.68%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $171      $530      $913     $1,987

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 219% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies included in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P MidCap 400(R) Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. The S&P MidCap 400(R) Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with capitalizations ranging from $301 million to $7 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the MidCap 1.5x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than 150% of the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than 150% of the performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
       1x             1.5x           10%         25%        50%        75%        100%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -60%            -90%              -75%       -75%       -77%       -79%         -83%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -50%            -75%              -65%       -65%       -68%       -72%         -76%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -40%            -60%              -54%       -55%       -58%       -62%         -68%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -30%            -45%              -42%       -43%       -47%       -52%         -60%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -20%            -30%              -29%       -31%       -34%       -42%         -51%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -10%            -15%              -15%       -17%       -23%       -32%         -41%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
        0%              0%                0%        -2%        -9%       -19%         -32%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       10%             15%               14%        13%         5%        -6%         -21%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       20%             30%               31%        29%        19%         9%          -9%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       30%             45%               47%        45%        35%        20%           2%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       40%             60%               65%        62%        50%        35%          13%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       50%             75%               83%        79%        68%        49%          25%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       60%             90%              102%        98%        85%        63%          38%
----------------- -------------- ------------ ---------- ---------- ---------- ------------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 27.26%. The underlying index's highest one-year volatility rate during the five year period is 49.66%. The underlying index's annualized performance for the five year period ended June 30, 2010 is 2.21%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -3.58%.

[Insert Bar Chart]

2002   -27.40%
2003    50.89%
2004    21.73%
2005    13.89%
2006    10.81%
2007     2.71%
2008   -54.70%
2009    51.53%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 9/30/2009)   30.17%   (quarter ended 12/31/2008)   -39.07%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                            Past 1   Past 5   Since Inception
                                             Year     Years     (8/16/2001)
                                            ------   ------   ---------------
Return Before Taxes                         51.53%   -2.31%         1.70%
Return After Taxes on Distributions         51.53%   -2.91%         1.30%
Return After Taxes on Distributions
and Sale of Fund Shares                     33.50%   -2.01%         1.40%
S&P MidCap 400(R) Index (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   37.38%    3.27%         5.85%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

INVERSE MID-CAP STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse Mid-Cap Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks DAILY INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the underlying index.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
    VALUE OF YOUR INVESTMENT)
Management Fees                                              0.90%
Distribution (12b-1) and Shareholder Service Fees            0.25%
Other Expenses                                               0.53%
Total Annual Fund Operating Expenses                         1.68%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $171      $530      $913     $1,987

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Unlike a traditional index fund, the Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P MidCap 400(R) Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. The S&P MidCap 400(R) Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with capitalizations ranging from $301 million to $7 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE UNDERLYING INDEX, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
       1x              -1x          10%         25%         50%         75%        100%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -60%             60%             148%        132%         96%        42%         -6%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -50%             50%              98%         87%         57%        14%        -28%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -40%             40%              65%         56%         30%        -5%        -38%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -30%             30%              42%         34%         13%       -18%        -47%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -20%             20%              24%         18%         -3%       -28%        -54%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -10%             10%              10%          4%        -13%       -36%        -59%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
        0%              0%              -1%         -6%        -22%       -43%        -64%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       10%            -10%             -10%        -15%        -29%       -48%        -67%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       20%            -20%             -17%        -22%        -35%       -53%        -69%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       30%            -30%             -24%        -28%        -40%       -56%        -71%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       40%            -40%             -29%        -33%        -44%       -60%        -73%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       50%            -50%             -34%        -37%        -48%       -62%        -76%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       60%            -60%             -38%        -41%        -51%       -65%        -78%
----------------- -------------- ----------- ----------- ----------- ---------- -----------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 27.26%. The underlying index's highest one-year volatility rate during the five year period is 49.66%. The underlying index's annualized performance for the five year period ended June 30, 2010 is 2.21%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -1.60%.

[Insert Bar Chart]

2005    -8.50%
2006    -3.35%
2007    -1.52%
2008    37.53%
2009   -35.46%

Highest Quarter Return                Lowest Quarter Return
(quarter ended 12/31/2008)   18.22%   (quarter ended 6/30/2009)   -18.52%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                          Past 1   Past 5   Since Inception
                                           Year    Years      (2/20/2004)
                                         -------   ------   ---------------
Return Before Taxes                      -35.46%   -5.02%       -6.49%
Return After Taxes on Distributions      -35.46%   -5.76%       -7.11%
Return After Taxes on Distributions
and Sale of Fund Shares                  -23.05%   -4.58%       -5.68%
S&P MidCap 400(R) Index (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)    37.38%    3.27%        4.84%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

RUSSELL 2000(R) 1.5X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Russell 2000(R) 1.5x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks DAILY LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 1.5x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and
(c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund's current benchmark is the Russell 2000(R) Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                          N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.90%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.56%
Total Annual Fund Operating Expenses                                                1.71%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $174      $539      $928     $2,019

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 109% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 10% of the Russell 3000(R) total market capitalization and consisting of capitalizations ranging from $37 million to $3 billion as of June 30, 2010. The Russell 3000(R) Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than 150% of the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than 150% of the performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
       1x             1.5x           10%         25%        50%        75%        100%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -60%            -90%              -75%       -75%       -77%       -79%         -83%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -50%            -75%              -65%       -65%       -68%       -72%         -76%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -40%            -60%              -54%       -55%       -58%       -62%         -68%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -30%            -45%              -42%       -43%       -47%       -52%         -60%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -20%            -30%              -29%       -31%       -34%       -42%         -51%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -10%            -15%              -15%       -17%       -23%       -32%         -41%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
        0%              0%                0%        -2%        -9%       -19%         -32%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       10%             15%               14%        13%         5%        -6%         -21%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       20%             30%               31%        29%        19%         9%          -9%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       30%             45%               47%        45%        35%        20%           2%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       40%             60%               65%        62%        50%        35%          13%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       50%             75%               83%        79%        68%        49%          25%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       60%             90%              102%        98%        85%        63%          38%
----------------- -------------- ------------ ---------- ---------- ---------- ------------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 30.59%. The underlying index's highest one-year volatility rate during the five year period is 53.64%. The underlying index's annualized performance for the five year period ended June 30, 2010 is 0.37%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the

Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -4.70%.

[Insert Bar Chart]

2001    -7.25%
2002   -33.70%
2003    68.32%
2004    25.10%
2005     4.04%
2006    21.36%
2007    -6.88%
2008   -51.95%
2009    37.35%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2003)   36.24%   (quarter ended 12/31/2008)   -40.39%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            Past 1                  Since Inception
                                                                             Year    Past 5 Years     (11/1/2000)
                                                                            ------   ------------   ---------------
Return Before Taxes                                                         37.35%      -4.95%          -0.71%
Return After Taxes on Distributions                                         37.35%      -5.07%          -0.79%
Return After Taxes on Distributions and Sale of Fund Shares                 24.28%      -4.09%          -0.57%
Russell 2000(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   27.17%       0.51%           3.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

RUSSELL 2000(R) FUND

INVESTMENT OBJECTIVE - The Russell 2000(R) Fund (the "Fund") seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the Russell 2000(R) Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                          N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.75%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.56%
Total Annual Fund Operating Expenses                                                1.56%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $159      $493      $850     $1,856
 ====      ====      ====     ======

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 370% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 10% of the

Russell 3000(R) total market capitalization and consisting of capitalizations ranging from $37 million to $3 billion as of June 30, 2010. The Russell 3000(R) Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -2.27%.

[Insert Bar Chart]

2007    -3.02%
2008   -35.20%
2009    24.85%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   20.55%   (quarter ended 12/31/2008)   -26.89%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            Past 1   Since Inception
                                                                             Year      (5/31/2006)
                                                                            ------   ---------------
Return Before Taxes                                                         24.85%       -4.22%
Return After Taxes on Distributions                                         24.85%       -4.34%
Return After Taxes on Distributions and Sale of Fund Shares                 16.15%       -3.61%
Russell 2000(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   27.17%       -2.52%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

INVERSE RUSSELL 2000(R) STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse Russell 2000(R) Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks DAILY INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the underlying index.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell 2000(R) Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                          N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.90%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.56%
Total Annual Fund Operating Expenses                                                1.71%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $174      $539      $928     $2,019

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Unlike a traditional index fund, the Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 10% of the Russell 3000(R) total market capitalization and consisting of capitalizations ranging from $37 million to $3 billion as of June 30, 2010. The Russell 3000(R) Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE UNDERLYING INDEX, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
       1x              -1x          10%         25%         50%         75%        100%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -60%             60%             148%        132%         96%        42%         -6%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -50%             50%              98%         87%         57%        14%        -28%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -40%             40%              65%         56%         30%        -5%        -38%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -30%             30%              42%         34%         13%       -18%        -47%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -20%             20%              24%         18%         -3%       -28%        -54%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -10%             10%              10%          4%        -13%       -36%        -59%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
        0%              0%              -1%         -6%        -22%       -43%        -64%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       10%            -10%             -10%        -15%        -29%       -48%        -67%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       20%            -20%             -17%        -22%        -35%       -53%        -69%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       30%            -30%             -24%        -28%        -40%       -56%        -71%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       40%            -40%             -29%        -33%        -44%       -60%        -73%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       50%            -50%             -34%        -37%        -48%       -62%        -76%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       60%            -60%             -38%        -41%        -51%       -65%        -78%
----------------- -------------- ----------- ----------- ----------- ---------- -----------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 30.59%. The underlying index's highest one-year volatility rate during the five year period is 53.64%. The underlying index's annualized performance for the five year period ended June 30, 2010 is 0.37%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -2.12%.

[Insert Bar Chart]

2005    -2.69%
2006   -11.39%
2007     5.10%
2008    24.78%
2009   -32.26%

Highest Quarter Return                Lowest Quarter Return
(quarter ended 12/31/2008)   17.81%   (quarter ended 6/30/2009)   -20.40%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                             Past 1                  Since Inception
                                                                              Year    Past 5 Years     (2/20/2004)
                                                                            -------   ------------   ---------------
Return Before Taxes                                                         -32.26%      -5.19%          -6.68%
Return After Taxes on Distributions                                         -32.26%      -5.93%          -7.30%
Return After Taxes on Distributions and Sale of Fund Shares                 -20.97%      -4.70%          -5.82%
Russell 2000(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)    27.17%       0.51%           2.63%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

S&P 500 PURE GROWTH FUND

INVESTMENT OBJECTIVE - The S&P 500 Pure Growth Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for large-cap growth securities. The Fund's current benchmark is the S&P 500 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.75%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.53%
Total Annual Fund Operating Expenses                                                1.53%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $156      $483      $834     $1,824
 ====      ====      ====     ======

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 699% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P 500 Pure Growth Index is narrow in focus, containing only those S&P 500 companies with strong growth characteristics. As of June 30, 2010, the S&P 500 Pure Growth Index included companies with capitalizations ranging from $2 billion to $229 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -6.73%.

[Insert Bar Chart]

2005     1.41%
2006     5.15%
2007     4.75%
2008   -39.34%
2009    48.09%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   21.70%   (quarter ended 12/31/2008)   -24.37%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                Past 1                  Since Inception
                                                                                 Year    Past 5 Years     (2/20/2004)
                                                                                ------   ------------   ---------------
Return Before Taxes                                                             48.09%       0.07%           0.13%
Return After Taxes on Distributions                                             48.09%      -0.03%           0.06%
Return After Taxes on Distributions and Sale of Fund Shares                     31.26%       0.01%           0.08%
S&P 500 Pure Growth Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   50.84%       2.50%           3.92%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

S&P 500 PURE VALUE FUND

INVESTMENT OBJECTIVE - The S&P 500 Pure Value Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for large-cap value securities. The Fund's current benchmark is the S&P 500 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                          N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.75%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.54%
Total Annual Fund Operating Expenses                                                1.54%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $157      $486      $839     $1,834

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 673% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P 500 Pure Value Index is narrow in focus, containing only those S&P 500 companies with strong value characteristics. As of June 30, 2010, the S&P 500 Pure Value Index included companies with capitalizations ranging from $1 billion to $144 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -1.15%.

[Insert Bar Chart]

2005     3.62%
2006    16.99%
2007    -5.55%
2008   -49.30%
2009    49.14%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   44.18%   (quarter ended 12/31/2008)   -31.40%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                               Past 1                  Since Inception
                                                                                Year    Past 5 Years     (2/20/2004)
                                                                               ------   ------------   ---------------
Return Before Taxes                                                            49.14%      -2.84%           -0.89%
Return After Taxes on Distributions                                            48.57%      -6.00%           -3.65%
Return After Taxes on Distributions and Sale of Fund Shares                    31.94%      -4.04%           -2.20%
S&P 500 Pure Value Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   55.21%       1.19%            4.45%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

S&P MIDCAP 400 PURE GROWTH FUND

INVESTMENT OBJECTIVE - The S&P MidCap 400 Pure Growth Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for mid-cap growth securities. The Fund's current benchmark is the S&P MidCap 400 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.75%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.54%
Total Annual Fund Operating Expenses                                                1.54%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $157      $486      $839     $1,834
 ====      ====      ====     ======

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 626% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P MidCap 400 Pure

Growth Index is narrow in focus, containing only those S&P MidCap 400 companies with strong growth characteristics. As of June 30, 2010, the S&P MidCap 400 Pure Growth Index included companies with capitalizations ranging from $869 million to $6 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -3.16%.

[Insert Bar Chart]

2005    11.49%
2006     3.31%
2007     8.20%
2008   -35.96%
2009    55.99%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   26.30%   (quarter ended 12/31/2008)   -25.40%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                       Past 1                  Since Inception
                                                                                        Year    Past 5 Years     (2/20/2004)
                                                                                       ------   ------------   ---------------
Return Before Taxes                                                                    55.99%       4.48%           5.22%
Return After Taxes on Distributions                                                    55.99%       3.61%           4.47%
Return After Taxes on Distributions and Sale of Fund Shares                            36.39%       3.38%           4.10%
S&P MidCap 400 Pure Growth Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   60.35%       6.16%           7.64%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

S&P MIDCAP 400 PURE VALUE FUND

INVESTMENT OBJECTIVE - The S&P MidCap 400 Pure Value Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for mid-cap value securities. The Fund's current benchmark is the S&P MidCap 400 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES                                                                     N/A
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.75%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.53%
Total Annual Fund Operating Expenses                                                1.53%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $156      $483      $834     $1,824
 ====      ====      ====     ======

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 443% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P MidCap 400 Pure Value Index is narrow in focus, containing only those S&P MidCap 400 companies with strong value characteristics. As of June 30, 2010, the S&P MidCap 400 Pure Value Index included companies with capitalizations ranging from $301 million to $4 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -4.27%.

[Insert Bar Chart]

2005     8.62%
2006    16.55%
2007    -5.28%
2008   -43.96%
2009    50.25%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   37.89%   (quarter ended 12/31/2008)   -34.65%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                      Past 1                  Since Inception
                                                                                       Year    Past 5 Years     (2/20/2004)
                                                                                      ------   ------------   ---------------
Return Before Taxes                                                                   50.25%       0.19%           2.08%
Return After Taxes on Distributions                                                   50.06%      -0.08%           1.82%
Return After Taxes on Distributions and Sale of Fund Shares                           32.66%       0.03%           1.65%
S&P MidCap 400 Pure Value Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   59.19%       2.92%           5.19%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

S&P SMALLCAP 600 PURE GROWTH FUND

INVESTMENT OBJECTIVE - The S&P SmallCap 600 Pure Growth Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for small-cap growth securities. The Fund's current benchmark is the S&P SmallCap 600 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES                                                                    N/A
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.75%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.53%
Total Annual Fund Operating Expenses                                                1.53%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $156      $483      $834     $1,824
 ====      ====      ====     ======

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,476% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P SmallCap 600 Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 companies with strong growth characteristics. As of June 30, 2010, the S&P SmallCap 600 Pure Growth Index included companies with capitalizations ranging from $147 million to $3 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -2.02%.

[Insert Bar Chart]

2005     5.78%
2006     7.60%
2007    -0.05%
2008   -34.00%
2009    33.52%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   28.45%   (quarter ended 12/31/2008)   -26.31%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                         Past 1                   Since Inception
                                                                                          Year    Past 5 Years      (2/20/2004)
                                                                                         ------   ------------    ---------------
Return Before Taxes                                                                      33.52%       0.05%            2.52%
Return After Taxes on Distributions                                                      33.52%      -0.36%            2.10%
Return After Taxes on Distributions and Sale of Fund Shares                              21.79%      -0.15%            1.96%
S&P SmallCap 600 Pure Growth Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   37.70%       1.91%            5.48%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

S&P SMALLCAP 600 PURE VALUE FUND

INVESTMENT OBJECTIVE - The S&P SmallCap 600 Pure Value Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for small-cap value securities. The Fund's current benchmark is the S&P SmallCap 600 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                          N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.75%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.54%
Total Annual Fund Operating Expenses                                                1.54%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $157      $486      $839     $1,834

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 443% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P SmallCap 600

Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 companies with strong value characteristics. As of June 30, 2010, the S&P SmallCap 600 Pure Value Index included companies with capitalizations ranging from $47 million to $2 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -2.47%.

[Insert Bar Chart]

2005     3.19%
2006    18.39%
2007   -20.90%
2008   -43.63%
2009    55.95%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   69.02%   (quarter ended 12/31/2008)   -37.55%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                        Past 1                  Since Inception
                                                                                         Year    Past 5 Years     (2/20/2004)
                                                                                        ------   ------------   ---------------
Return Before Taxes                                                                     55.95%      -3.21%          -0.12%
Return After Taxes on Distributions                                                     39.95%      -5.62%          -2.28%
Return After Taxes on Distributions and Sale of Fund Shares                             36.25%      -4.03%          -1.32%
S&P SmallCap 600 Pure Value Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   63.59%       1.01%           4.04%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

EUROPE 1.25X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Europe 1.25x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. The return of the Fund for a period longer than a full trading day will be the sum of the series of leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 1.25x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is 125% of the fair value of the STOXX 50(R) Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                          N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.90%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.55%
Total Annual Fund Operating Expenses                                                1.70%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $173      $536      $923     $2,009

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,353% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The STOXX 50(R) Index is a capitalization-weighted index composed of 50 European blue chip stocks consisting of capitalizations ranging from $28 million to $168 billion as of June 30, 2010. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. The Fund also may invest in American Depositary Receipts ("ADRs") to gain exposure to the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING AND THE TIMES AT WHICH THE FUND AND THE UNDERLYING INDEX CALCULATE THEIR RESPECTIVE NAVS, THE FUND'S PERFORMANCE IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE

UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than 125% of the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than 125% of the performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
      1x             1.25x          10%         25%        50%         75%        100%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
     -60%             -75%             -68%       -68%        -69%       -71%         -73%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
     -50%             -63%             -58%       -58%        -60%       -62%         -64%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
     -40%             -50%             -47%       -48%        -49%       -52%         -54%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
     -30%             -38%             -36%       -37%        -39%       -41%         -45%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
     -20%             -25%             -25%       -26%        -27%       -31%         -36%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
     -10%             -13%             -12%       -13%        -16%       -20%         -25%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
       0%               0%               0%        -1%         -4%        -8%         -15%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
      10%              13%              12%        12%          9%         4%          -4%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
      20%              25%              25%        25%         20%        17%           8%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
      30%              38%              38%        38%         33%        27%          18%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
      40%              50%              52%        51%         46%        40%          29%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
      50%              63%              65%        64%         60%        53%          41%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
      60%              75%              80%        78%         73%        65%          54%
---------------- --------------- ----------- ---------- ----------- ---------- ------------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 23.79%. The underlying index's highest one-year volatility rate during the five year period is 41.03%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -1.01%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio.

In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK - Because a significant portion of the assets of the Fund are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

STATUS AS A REGULATED INVESTMENT COMPANY RISK - The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -29.88%.

[Insert Bar Chart]

2001   -29.67%
2002   -28.94%
2003    42.77%
2004    16.65%
2005     6.66%
2006    29.20%
2007    13.05%
2008   -56.13%
2009    30.35%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   34.73%   (quarter ended 12/31/2008)   -33.31%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                               Past 1                  Since Inception
                                                               Year    Past 5 Years      (5/8/2000)
                                                               ------   ------------   ---------------
Return Before Taxes                                            30.35%      -2.29%           -4.08%
Return After Taxes on Distributions                            30.35%      -2.67%           -4.53%
Return After Taxes on Distributions and Sale of Fund Shares    19.72%      -2.08%           -3.57%
STOXX 50 Index(SM) (REFLECTS NO DEDUCTION FOR FEES,            32.90%       2.89%            0.70%
 EXPENSES OR TAXES)

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

JAPAN 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Japan 2x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. The return of the Fund for a period longer than a full trading day will be the sum of the series of leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 2x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is 200% of the fair value of the Nikkei 225 Stock Average (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                          N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.75%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.53%
Total Annual Fund Operating Expenses                                                1.53%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $156      $483      $834     $1,824
 ====      ====      ====     ======

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Nikkei 225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange that are selected to be both highly liquid and representative of Japan's industrial structure. As of June 30, 2010, the Nikkei 225 Stock Average included companies with small, medium and large capitalizations ranging from $343 million to $120 billion. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. The Fund also may invest in American Depositary Receipts ("ADRs") to gain exposure to the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING AND THE TIMES AT WHICH THE FUND AND THE UNDERLYING INDEX CALCULATE THEIR RESPECTIVE NAVS, THE FUND'S PERFORMANCE IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE

UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less twice the performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
      1x              2x            10%         25%         50%         75%        100%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -60%            -120%             -84%        -85%        -88%       -91%        -94%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -50%            -100%             -75%        -77%        -81%       -86%        -91%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -40%            -80%              -65%        -66%        -72%       -80%        -87%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -30%            -60%              -52%        -54%        -62%       -72%        -82%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -20%            -40%              -37%        -41%        -49%       -64%        -78%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -10%            -20%              -20%        -24%        -37%       -55%        -71%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
       0%              0%               -1%         -5%        -22%       -43%        -65%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      10%             20%               19%         14%         -5%       -31%        -58%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      20%             40%               42%         36%         11%       -15%        -47%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      30%             60%               67%         59%         32%        -3%        -38%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      40%             80%               93%         84%         52%        11%        -28%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      50%            100%              122%        111%         76%        28%        -20%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      60%            120%              154%        140%        100%        44%        -10%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 28.32%. The underlying index's highest one-year volatility rate during the five year period is 46.73%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -2.86%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio.

In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

GEOGRAPHIC CONCENTRATION IN JAPAN RISK - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

STATUS AS A REGULATED INVESTMENT COMPANY RISK - The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund for the last calendar year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -19.79%.

[Insert Bar Chart]

2009   14.20%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   44.17%   (quarter ended 3/31/2009)   -33.01%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                               Past 1   Since Inception
                                                                                Year      (2/22/2008)
                                                                               ------   ---------------
Return Before Taxes                                                            14.20%       -23.03%
Return After Taxes on Distributions                                            14.20%       -23.04%
Return After Taxes on Distributions and Sale of Fund Shares                     9.23%       -19.23%
Nikkei 225 Stock Average (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   16.40%        -5.30%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

STRENGTHENING DOLLAR 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Strengthening Dollar 2x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks DAILY LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 2x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and
(c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the U.S. Dollar Index(R) (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                          N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.90%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.52%
Total Annual Fund Operating Expenses                                                1.67%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $170      $526      $907     $1,976

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in derivative instruments, which primarily consist of index swaps, currency forward contracts, futures contracts, and options on securities, securities indices, and futures contracts. Investing in derivative instruments enables the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The U.S. Dollar Index measures the performance of the U.S. Dollar against a basket of foreign currencies that include the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
      1x              2x            10%         25%         50%         75%        100%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -60%            -120%             -84%        -85%        -88%       -91%        -94%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -50%            -100%             -75%        -77%        -81%       -86%        -91%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -40%            -80%              -65%        -66%        -72%       -80%        -87%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -30%            -60%              -52%        -54%        -62%       -72%        -82%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -20%            -40%              -37%        -41%        -49%       -64%        -78%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -10%            -20%              -20%        -24%        -37%       -55%        -71%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
       0%              0%               -1%         -5%        -22%       -43%        -65%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      10%             20%               19%         14%         -5%       -31%        -58%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      20%             40%               42%         36%         11%       -15%        -47%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      30%             60%               67%         59%         32%        -3%        -38%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      40%             80%               93%         84%         52%        11%        -28%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      50%            100%              122%        111%         76%        28%        -20%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      60%            120%              154%        140%        100%        44%        -10%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 8.70%. The underlying index's highest one-year volatility rate during the five year period is 13.54%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -0.70%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

STATUS AS A REGULATED INVESTMENT COMPANY RISK - The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 17.46%.

[Insert Bar Chart]

2006   -10.43%
2007   -10.82%
2008     7.21%
2009   -16.30%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 9/30/2008)   17.18%   (quarter ended 6/30/2009)   -14.22%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                           Past 1   Since Inception
                                                                            Year      (5/25/2005)
                                                                           ------   ---------------
Return Before Taxes                                                        -16.30%        -4.36%
Return After Taxes on Distributions                                        -16.30%        -5.76%
Return After Taxes on Distributions and Sale of Fund Shares                -10.60%        -4.03%
U.S. Dollar Index(R) (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)    -4.24%        -2.22%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

WEAKENING DOLLAR 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Weakening Dollar 2x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide LEVERAGED investment results that match the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED and INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged inverse returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -2x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index(R) (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES                                                                     N/A
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.90%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.53%
Total Annual Fund Operating Expenses                                                1.68%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $171      $530      $913     $1,987
 ====      ====      ====     ======

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of engaging in short sales of securities and investing in derivative instruments, which primarily consist of index swaps, currency forward contracts, futures contracts, and options on securities, securities indices, and futures contracts. Engaging in short sales and investing in derivative instruments enables the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The U.S. Dollar Index measures the performance of the U.S. Dollar against a basket of foreign currencies that include the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER

THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE UNDERLYING INDEX, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less twice the inverse performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
      1x              -2x           10%         25%         50%         75%        100%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -60%            120%              506%        404%        199%        13%        -69%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -50%            100%              286%        229%         91%       -27%        -82%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -40%             80%              171%        128%         33%       -49%        -86%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -30%             60%               99%         70%         -1%       -62%        -90%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -20%             40%               52%         31%        -27%       -70%        -93%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -10%             20%               20%          3%        -42%       -77%        -94%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
       0%              0%               -3%        -18%        -52%       -81%        -96%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      10%            -20%              -19%        -31%        -61%       -84%        -96%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      20%            -40%              -32%        -43%        -67%       -87%        -97%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      30%            -60%              -42%        -51%        -72%       -89%        -97%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      40%            -80%              -50%        -58%        -75%       -91%        -97%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      50%           -100%              -57%        -63%        -79%       -92%        -98%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      60%           -120%              -62%        -68%        -82%       -93%        -98%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 8.70%. The underlying index's highest one-year volatility rate during the five year period is 13.54%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -0.70%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

STATUS AS A REGULATED INVESTMENT COMPANY RISK - The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -18.00%.

[Insert Bar Chart]

2006    16.66%
2007    18.05%
2008   -12.02%
2009     7.60%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 3/31/2008)   13.95%   (quarter ended 9/30/2008)   -15.93%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                              Past 1   Since Inception
                                                               Year     (5/25/2005)
                                                              ------   ---------------
Return Before Taxes                                           7.60%         3.26%
Return After Taxes on Distributions                           7.60%         0.54%
Return After Taxes on Distributions and Sale of Fund Shares   4.94%         1.26%

                                                                           Past 1   Since Inception
                                                                            Year      (5/25/2005)
                                                                           ------   ---------------
U.S. Dollar Index(R) (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   -4.24%        -2.22%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

REAL ESTATE FUND

INVESTMENT OBJECTIVE - The Real Estate Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts ("REITs") (collectively, "Real Estate Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                    0.85%
Distribution (12b-1) and Shareholder Service Fees                                  0.25%
Other Expenses                                                                     0.58%
Total Annual Fund Operating Expenses                                               1.68%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $171      $530      $913     $1,987

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,520% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Under normal circumstances, the Fund will invest substantially all (at least 80%) of its net assets in equity securities of Real Estate Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Real Estate Companies that have small to mid-sized capitalizations. Real Estate Companies, which also include master limited partnerships, are primarily engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Fund may also engage in futures and options transactions, and purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Real Estate Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the real estate sector and therefore may be concentrated in an industry or group of industries within the real estate sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK - The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Real Estate Companies also may fluctuate widely in response to such events.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 3.32%.

[Insert Bar Chart]

2005   6.51%
2006   29.62%
2007   -19.49%
2008   -41.31%
2009   22.74%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 9/30/2009)   29.51%   (quarter ended 12/31/2008)   -38.29%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Past 1                  Since Inception
                                                                        Year    Past 5 Years     (2/20/2004)
                                                                       ------   ------------   ---------------
Return Before Taxes                                                    22.74%      -4.35%           -0.41%
Return After Taxes on Distributions                                    22.46%      -4.88%           -0.91%
Return After Taxes on Distributions and Sale of Fund Shares            14.78%      -3.94%           -0.63%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%       0.42%            1.61%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

GOVERNMENT LONG BOND 1.2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Government Long Bond 1.2x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks DAILY LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 1.2x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and
(c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that correspond to a benchmark for U.S. government securities on a daily basis. The Fund's current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.

SHAREHOLDER FEES                                                                     N/A
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.50%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.73%
Total Annual Fund Operating Expenses                                                1.48%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $151      $468      $808     $1,768

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,503% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in U.S. government securities and derivatives instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Futures and options contracts, and interest rate swaps, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. government. Some of the Fund's U.S. government securities, or cash equivalents, will be used to collateralize its derivatives positions. The Fund also may invest in zero coupon U.S. Treasury bonds. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Long Treasury Bond has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE LONG TREASURY BOND TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged benchmark fund. In general, particularly during periods of higher benchmark volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) the performance of the Long Treasury Bond; (b) volatility of the Long Treasury Bond; (c) financing rates associated with leverage; (d) other Fund expenses; and (e) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no Fund expenses; and (b) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than 120% of the performance of the Long Treasury Bond; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than 120% of the performance of the Long Treasury Bond.

---------------------------------- ----------------------------------------------------------
        INDEX PERFORMANCE                            ANNUALIZED VOLATILITY
---------------------------------- ----------------------------------------------------------
        1x              1.2x          10%         25%        50%         75%        100%
------------------- -------------- ----------- ---------- ----------- ---------- ------------
       -60%             -72%             -67%       -67%        -68%       -69%         -71%
------------------- -------------- ----------- ---------- ----------- ---------- ------------
       -50%             -60%             -57%       -57%        -58%       -60%         -62%
------------------- -------------- ----------- ---------- ----------- ---------- ------------
       -40%             -48%             -46%       -46%        -48%       -49%         -51%
------------------- -------------- ----------- ---------- ----------- ---------- ------------
       -30%             -36%             -35%       -35%        -37%       -39%         -42%
------------------- -------------- ----------- ---------- ----------- ---------- ------------
       -20%             -24%             -24%       -25%        -25%       -28%         -32%
------------------- -------------- ----------- ---------- ----------- ---------- ------------
       -10%             -12%             -12%       -13%        -15%       -18%         -22%
------------------- -------------- ----------- ---------- ----------- ---------- ------------
         0%               0%               0%         0%         -3%        -6%         -12%
------------------- -------------- ----------- ---------- ----------- ---------- ------------
        10%              12%              12%        11%          9%         5%          -1%
------------------- -------------- ----------- ---------- ----------- ---------- ------------
        20%              24%              24%        24%         20%        18%          11%
------------------- -------------- ----------- ---------- ----------- ---------- ------------
        30%              36%              37%        36%         32%        28%          21%
------------------- -------------- ----------- ---------- ----------- ---------- ------------
        40%              48%              49%        48%         45%        40%          32%
------------------- -------------- ----------- ---------- ----------- ---------- ------------
        50%              60%              62%        61%         58%        53%          43%
------------------- -------------- ----------- ---------- ----------- ---------- ------------
        60%              72%              76%        75%         71%        65%          56%
------------------- -------------- ----------- ---------- ----------- ---------- ------------

The Long Treasury Bond's annualized historical volatility rate for the five year period ended June 30, 2010 is 16.53%. The Long Treasury Bond's highest one-year volatility rate during the five year period is 26.98%. The Long Treasury Bond's annualized performance for the five year period ended June 30, 2010 is 5.21%.

The historical volatility and performance of the Long Treasury Bond are not indications of what the Long Treasury Bond volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK - The Fund achieves leveraged exposure to the daily price movement of the Long Treasury Bond through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the Long Treasury Bond. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and the Long Treasury Bond, rounding of share prices, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 18.97%.

[Insert Bar Chart]

2004     9.23%
2005     7.65%
2006    -4.12%
2007     9.79%
2008    49.13%
2009   -31.64%

Highest Quarter Return                Lowest Quarter Return
(quarter ended 12/31/2008)   41.22%   (quarter ended 3/31/2009)   -16.30%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                               Past 1                  Since Inception
                                                                Year    Past 5 Years      (8/1/2003)
                                                              -------   ------------   ---------------
Return Before Taxes                                           -31.64%       2.93%           4.59%
Return After Taxes on Distributions                           -32.21%       1.86%           3.47%
Return After Taxes on Distributions and Sale of Fund Shares   -20.53%       1.89%           3.29%
Barclays Capital Long Treasury Bond Index
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           -12.92%       5.17%           6.08%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse Government Long Bond Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks DAILY INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the underlying index.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund's current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.90%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      1.94%
Total Annual Fund Operating Expenses                                                3.09%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $312     $954      $1,620    $3,402

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 985% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Unlike a traditional index fund, the Fund's investment objective is to perform, on a daily basis, exactly opposite the daily price movement of the Long Treasury Bond. The Fund employs as its investment strategy a program of engaging in short sales and investing to a significant extent in derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. government. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivatives positions. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Long Treasury Bond has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE LONG TREASURY BOND, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) performance of the Long Treasury Bond; (b) volatility of the Long Treasury Bond; (c) financing rates associated with leverage; (d) other Fund expenses; and (e) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no Fund expenses; and (b) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Long Treasury Bond; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the Long Treasury Bond.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
       1x              -1x          10%         25%         50%         75%        100%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -60%             60%             148%        132%         96%        42%         -6%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -50%             50%              98%         87%         57%        14%        -28%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -40%             40%              65%         56%         30%        -5%        -38%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -30%             30%              42%         34%         13%       -18%        -47%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -20%             20%              24%         18%         -3%       -28%        -54%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -10%             10%              10%          4%        -13%       -36%        -59%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
        0%              0%              -1%         -6%        -22%       -43%        -64%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       10%            -10%             -10%        -15%        -29%       -48%        -67%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       20%            -20%             -17%        -22%        -35%       -53%        -69%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       30%            -30%             -24%        -28%        -40%       -56%        -71%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       40%            -40%             -29%        -33%        -44%       -60%        -73%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       50%            -50%             -34%        -37%        -48%       -62%        -76%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       60%            -60%             -38%        -41%        -51%       -65%        -78%
----------------- -------------- ----------- ----------- ----------- ---------- -----------

The Long Treasury Bond's annualized historical volatility rate for the five year period ended June 30, 2010 is 16.53%. The Long Treasury Bond's highest one-year volatility rate during the five year period is 26.98%. The Long Treasury Bond's annualized performance for the five year period ended June 30, 2010 is 5.21%.

The historical volatility and performance of the Long Treasury Bond are not indications of what the Long Treasury Bond volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and the Long Treasury Bond, rounding of share prices, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -16.17%.

[Insert Bar Chart]

2004    -9.16%
2005    -5.41%
2006     7.77%
2007    -4.76%
2008   -29.67%
2009    18.99%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   12.90%   (quarter ended 12/31/2008)   -26.11%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                               Past 1                  Since Inception
                                                                Year    Past 5 Years      (8/1/2003)
                                                              -------   ------------   ---------------
Return Before Taxes                                            18.99%      -4.07%           -5.61%
Return After Taxes on Distributions                            18.99%      -4.54%           -5.97%
Return After Taxes on Distributions and Sale of Fund Shares    12.35%      -3.65%           -4.82%
Barclays Capital Long Treasury Bond Index
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           -12.92%       5.17%            6.08%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

HIGH YIELD STRATEGY FUND

INVESTMENT OBJECTIVE - The High Yield Strategy Fund (the "Fund") seeks to provide investment results that correlate to the performance of the high yield bond market.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.75%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.53%
Total Annual Fund Operating Expenses                                                1.53%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS    10 YEARS
------   -------   -------    --------
 $156      $483      $834      $1,824

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to gain exposure similar to the total return of the high yield bond market as represented by the global universe (excluding emerging market countries) of fixed rate, non-investment grade debt by investing in credit default swaps, high yield securities, futures and other financial instruments with economic characteristics comparable to that of the high yield bond market as represented by U.S. and Canadian high yield bonds. Generally, high yield bonds, which are also commonly referred to as "junk bonds," are those bonds rated BB+ and lower by Standard & Poor's Rating Service or Ba1 and lower by Moody's Investor Services, Inc., but may include unrated bonds that the Advisor determines are of similar quality. The Advisor will consider the liquidity, transaction costs and relative value of available investments in seeking to meet the Fund's investment objective.

The Fund will primarily invest in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market, but may also buy credit protection from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity.

In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments. The Fund may also invest in other financial instruments including corporate notes, convertible debt securities, preferred securities and derivatives thereof, as well as other investment companies, including exchange-traded funds ("ETFs"), unit investment trusts, and closed-end funds, that invest primarily in high yield debt instruments. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments that in combination have economic characteristics similar to the U.S. and Canadian high yield bond markets and/or in high yield debt securities.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CREDIT RISK - The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HIGH YIELD RISK - The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT TECHNIQUE RISK - Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK - The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 2.92%.

[Insert Bar Chart]

2008   -8.78%
2009   11.07%

Highest Quarter Return              Lowest Quarter Return
(quarter ended 9/30/2009)   9.54%   (quarter ended 3/31/2009)   -13.04%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                              Past 1   Since Inception
                                                               Year      (4/16/2007)
                                                              ------   ---------------
Return Before Taxes                                           11.07%         1.56%
Return After Taxes on Distributions                            8.59%        -1.76%
Return After Taxes on Distributions and Sale of Fund Shares    7.19%        -0.67%
Barclays Capital U.S. Corporate High Yield Index
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           58.21%         5.42%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

INVERSE HIGH YIELD STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse High Yield Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that correlate to the opposite of the performance of the high yield bond market, a result opposite of most mutual funds. The Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

The return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the high yield bond market for that period. As a consequence, especially in periods of market volatility, the path or trend of the high yield bond market during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the high yield bond market for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the high yield bond market.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risk of shorting and (b) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that inversely correlate to the performance of the high yield bond market.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.75%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.53%
Total Annual Fund Operating Expenses                                                1.53%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $156      $483      $834     $1,824

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to gain inverse exposure to the performance of the high yield bond market by investing in credit default swaps, futures and other financial instruments with economic characteristics opposite to that of the high yield bond market as represented by U.S. and Canadian high yield bonds. Generally, high yield bonds, which are also commonly referred to as "junk bonds," are those bonds rated BB+ and lower by Standard & Poor's Rating Service or Ba1 and lower by Moody's Investor Services, Inc., but may include unrated bonds that the Advisor determines are of similar quality. The Advisor will consider the liquidity, transaction costs and relative value of available investments in seeking to meet the Fund's objective.

The Fund will primarily invest in credit default swaps to gain inverse exposure to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a buyer of credit protection as it seeks to gain inverse exposure to the high yield bond market, but may also sell credit protection (assuming credit risk) from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity.

In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments. The Fund may also invest in other financial instruments including corporate notes, convertible debt securities, preferred securities and derivatives thereof, as well as other investment companies, including exchange-traded funds, unit investment trusts, and closed-end funds, that provide inverse exposure to the high yield debt market. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments that in combination should provide inverse exposure to the U.S. and Canadian high yield bond markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its investment objective will be more acute when the high yield bond market experiences extreme volatility. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE PERFORMANCE OF THE HIGH YIELD BOND MARKET, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CREDIT RISK - The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HIGH YIELD RISK - The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT TECHNIQUE RISK - Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK - The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -4.82%.

[Insert Bar Chart]

2008     2.97%
2009   -19.17%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 3/31/2009)   10.37%   (quarter ended 9/30/2009)   -10.88%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                               Past 1   Since Inception
                                                                Year      (4/16/2007)
                                                              -------   ---------------
Return Before Taxes                                           -19.17%        -6.68%
Return After Taxes on Distributions                           -19.45%        -7.09%
Return After Taxes on Distributions and Sale of Fund Shares   -12.46%        -5.83%
Barclays Capital U.S. Corporate High Yield Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         58.21%         5.42%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE - The U.S. Government Money Market Fund (the "Fund") seeks to provide security of principal, high current income, and liquidity.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                          N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.50%
Distribution (12b-1) and Shareholder Service Fees                                   0.25%
Other Expenses                                                                      0.68%
Total Annual Fund Operating Expenses                                                1.43%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $146      $452      $782      $1,713

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. government securities. The Fund may also invest in 2a-7 eligible securities, including, but not limited to Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (the World Bank), and high-quality commercial paper certificates of deposit, and short-term corporate bonds. The Fund operates under U.S. Securities and Exchange Commission rules, which impose certain liquidity, maturity and diversification requirements on all money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. government.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

CREDIT RISK - The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

INTEREST RATE RISK - The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Advisor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Advisor Class Shares of the Fund as an average over different periods of time. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 0%.

[Insert Bar Chart]

2000   4.92%
2001   2.83%
2002   0.38%
2003   0.01%
2004   0.16%
2005   1.83%
2006   3.56%
2007   3.69%
2008   1.14%
2009   0.02%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 12/31/2000)   1.32%   (quarter ended 9/30/2003)   0.00%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

                      Past 1 Year   Past 5 Years   Past 10 Years
                      -----------   ------------   -------------
Return Before Taxes      0.02%          2.04%          1.84%

YIELD

Call 800.820.0888 for the Fund's current yield.

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 135 of this Prospectus.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amounts for accounts held through a third party (E.G., a brokerage account) are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts

Accounts held DIRECTLY at Rydex|SGI are subject to a minimum account balance of $25,000 FOR NON-MANAGED ACCOUNTS (INCLUDING RETIREMENT ACCOUNTS) AND $15,000 FOR ACCOUNTS MANAGED BY FINANCIAL INTERMEDIARIES. Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary's minimum initial investment amount and account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Funds except for subsequent investments made via Automated Clearing House ("ACH"). Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at a Fund's next determined net asset value ("NAV") calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

In addition, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.rydex-sgi.com.

TAX INFORMATION

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Ask your sales person or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Series Funds (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds that are grouped into several categories according to each fund's investment strategy. This Prospectus describes Advisor Class Shares and H-Class Shares (as applicable) of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds") which are grouped into the following categories:

DOMESTIC EQUITY FUNDS - Nova Fund, S&P 500 Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100(R) Fund, Inverse NASDAQ-100(R) Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000(R) 1.5x Strategy Fund, Russell 2000(R) Fund, Inverse Russell 2000(R) Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, and S&P SmallCap 600 Pure Value Fund

INTERNATIONAL EQUITY FUNDS - Europe 1.25x Strategy Fund and Japan 2x Strategy
Fund

SPECIALTY FUNDS - Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, and Real Estate Fund

FIXED INCOME FUNDS - Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, and Inverse High Yield Strategy Fund

MONEY MARKET FUND - U.S. Government Money Market Fund

Advisor Class and H-Class Shares of the Funds are sold principally to clients of professional money managers ("financial intermediaries") who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into agreement with the principal underwriter to offer Advisor Class and H-Class Shares through a no-load network or platform, and to investors who take part in certain asset allocation investment programs.

INVESTMENT OBJECTIVES

The investment objective of each Fund (except for the U.S. Government Money Market Fund) is non-fundamental and may be changed without shareholder approval.

Each Domestic Equity Fund, International Equity Fund, Specialty Fund (except the Real Estate Fund), and Fixed Income Fund (except the High Yield Strategy Fund and Inverse High Yield Strategy Fund) may change its underlying index or benchmark without shareholder approval. The Advisor, however, will attempt to provide shareholders with 30 days' prior notice of any such change.

STRENGTHENING DOLLAR 2X STRATEGY FUND. If the Fund meets its respective investment objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of any increase in the value of the Fund's underlying index (E.G., if the value of the underlying index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the Fund's underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of any decrease in the value of the underlying index (E.G., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

WEAKENING DOLLAR 2X STRATEGY FUND. If the Fund meets its respective investment objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of any decrease in the value of the Fund's underlying index (E.G., if the value of the Fund's underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day).When the value of the Fund's underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of any increase in the value of the underlying index (E.G., if the value of the Fund's underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).

INVERSE MID-CAP STRATEGY, INVERSE NASDAQ-100(R) STRATEGY, INVERSE RUSSELL 2000(R) STRATEGY AND INVERSE S&P 500 STRATEGY FUNDS. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase during times when the value of a Fund's underlying index is decreasing. When the value of a Fund's underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

MID-CAP 1.5X STRATEGY, RUSSELL 2000(R) 1.5X STRATEGY AND EUROPE 1.25X STRATEGY FUNDS. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase during times when the performance of a Fund's underlying index is increasing. When the value of a Fund's underlying index is decreasing, the value of the Fund's shares will tend to decrease.

NOVA FUND. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of any decrease in the value of the underlying index (E.G., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

NASDAQ-100(R), RUSSELL 2000(R), S&P 500, S&P 500 PURE GROWTH, S&P 500 PURE VALUE, S&P MIDCAP 400 PURE GROWTH, S&P MIDCAP 400 PURE VALUE, S&P SMALLCAP 600 PURE GROWTH, AND S&P SMALLCAP 600 PURE VALUE FUNDS. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase on a daily basis by the percentage of any increase in the value of a Fund's underlying index. When the value of a Fund's underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index.

JAPAN 2X STRATEGY FUND. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase by 200% of the fair value of the underlying index during times when the performance of the underlying index is increasing. When the fair value of the Fund's underlying index decreases, the value of the Fund's shares should also decrease by 200% of the fair value of the decrease in the underlying index (E.G., if the fair value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 10%). Due to the use of fair valuation, which is explained in more detail under "Calculating NAV," the value of the Fund's shares may increase by more or less than 200% of the reported value of the underlying index on any given day.

GOVERNMENT LONG BOND 1.2X STRATEGY FUND. If the Fund meets its investment objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (E.G., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

INVERSE GOVERNMENT LONG BOND STRATEGY FUND. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

INVERSE HIGH YIELD STRATEGY FUND. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase during times when the value of the high yield bond market, as a whole, is decreasing. When the value of the high yield bond market is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the value of the high yield bond market increases by 5%, the value of the Fund's shares should decrease by 5% on that day).

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

With the exception of the High Yield Strategy Fund and Inverse High Yield Strategy Fund the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

Each Domestic Equity Fund's, International Equity Fund's, Fixed Income Fund's, and Real Estate Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

DOMESTIC EQUITY FUNDS, INTERNATIONAL EQUITY FUNDS, SPECIALTY FUNDS, AND FIXED INCOME FUNDS (EXCEPT FOR THE HIGH YIELD STRATEGY FUND AND INVERSE HIGH YIELD STRATEGY FUND). In managing the Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective for the Funds is to match or correlate with the performance of each Fund's underlying index or other benchmark as closely as possible. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The following Funds --Mid-Cap 1.5x Strategy Fund, Nova Fund, Russell 2000(R) 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund -- are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures contracts and options on securities, futures contracts, and stock indices, and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100(R) Strategy Fund, Inverse Russell 2000(R) Strategy Fund, Inverse S&P 500 Strategy Fund, Inverse Government Long Bond Strategy Fund and Weakening Dollar 2x Strategy Fund, the Advisor uses derivatives investments and short selling techniques to produce returns that move inversely to the performance of their respective underlying indices.

REAL ESTATE FUND. In managing the Real Estate Fund, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices may not be available for the Real Estate Fund, the Advisor has developed its own methodology to construct an objective performance benchmark for the Fund. The Advisor first identifies the investment universe for the real estate sector using Global Industry Classification Standard (GICS) codes. The Advisor then employs a quantitative screen to ensure minimum capitalization and liquidity standards. The resulting portfolio is weighted to meet diversification standards and to generate returns respective of the real estate sector. The Advisor monitors the efficacy of this methodology, and makes periodic changes in the composition of the Real Estate Fund to ensure that the Fund remains a valid representation of the real estate sector.

HIGH YIELD STRATEGY AND INVERSE HIGH YIELD STRATEGY FUNDS. The Advisor's primary objective for the High Yield Strategy Fund and Inverse High Yield Strategy Fund is to correlate with the performance of the high yield bond market. The Advisor seeks to create portfolios that will correlate highly with the performance of the high yield bond market by investing in credit default swaps, bond futures and other financial instruments that have risk and return characteristics similar to a portfolio of high yield securities. A high yield bond is a bond that is rated below investment grade. Generally, high yield bonds are those bonds rated BB+ and lower by Standard & Poor's Rating Service or Ba1 and lower by Moody's Investor Services, Inc. Investors are subject to credit risk when investing in high yield bonds as issuers of the debt may be unable to make their interest and principal payments. High yield bonds typically pay higher yields because they tend to have a higher risk of defaulting than investment grade bonds. Investors are also subject to interest rate risk when investing in high yield bonds as fixed income securities will generally decrease when interest rates rise. However, the prices of high yield bonds may not necessarily move inversely with changes in interest rates due to changes in credit risk and/or other risks. The Funds will primarily invest in credit default swaps to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk. A buyer of credit default swaps is buying credit protection or mitigating credit risk. The High Yield Strategy Fund will generally be a seller of credit protection and the Inverse High Yield Strategy Fund will generally be a buyer of credit protection. To manage interest rate risk, the Funds invest in bond futures. The High Yield Strategy Fund will typically buy bond futures, whereas the Inverse High Yield Strategy Fund will typically sell bond futures short. Additionally, the Advisor evaluates the relative liquidity of underlying securities to determine the optimal mix of assets for each Fund.

In response to market, economic, political or other conditions, the Advisor may temporarily use a different investment strategy for defensive purposes. If the Advisor does so, different factors could affect the Funds' performance and the Funds may not achieve their respective investment objectives.

IMPORTANT INFORMATION REGARDING FUNDS THAT SEEK LEVERAGED AND INVERSE INVESTMENT RESULTS

The Mid-Cap 1.5x Strategy Fund, Russell 2000(R) 1.5x Strategy Fund, Nova Fund, Government Long Bond 1.2x Strategy Fund, and Strengthening Dollar 2x Strategy Fund (the "Daily Leveraged Funds") seek daily leveraged investment results. The Europe 1.25x Strategy Fund and Japan 2x Strategy Fund also seek leveraged investment results (the "Leveraged Funds"). The Weakening Dollar 2x Strategy Fund (the "Leveraged Inverse Fund") seeks to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis. The Inverse NASDAQ-100(R) Strategy Fund, Inverse S&P 500 Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse Russell 2000(R) Strategy Fund, and Inverse Government Long Bond Strategy Fund (the "Daily Inverse Funds") seek to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis. The Inverse High Yield Strategy Fund seeks to provide investment results that inversely correlate to the performance of the high yield bond market (the "Inverse Fund"). The Daily Leveraged Funds, Leveraged Funds, Leveraged Inverse Fund, Daily Inverse Funds and the Inverse Fund may be referred to collectively as the "Funds."

As discussed in each Fund's Summary section, the Funds' performance is subject to the effects of compounding and leverage, which are discussed in more detail below.

UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The effect of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:

Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

The examples demonstrate that over time, the cumulative percentage increase or decrease in the NAV of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.

The following graphs further illustrate the effect of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

In order to isolate the effect of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. The S&P 500 Index's index volatility may be more or less significant at any given time. The average of the most recent five-year historical volatility for the period ending June 30, 2010 of the S&P 500 Index is 24.67%. The indices underlying the Funds' benchmarks have different historical volatilities, which may be more or less significant than the index volatilities assumed in the graphs below. The average historical volatility for the five-year period ended June 30, 2010 of the other indices underlying the Funds' benchmarks is as follows: NASDAQ-100 Index(R) 26.18%; Russell 2000(R) Index 30.59%; S&P MidCap 400 Index 27.26%; STOXX 50(R) Index 23.79%; Nikkei 225 Stock Average 28.32%; and U.S. Dollar Index 8.70%. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.


                                  UPWARD MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance (15.7%)     2x Fund Performance (28.9%)
               0                               0
        -0.66366                        -1.32732
    -0.348088315                     -0.70039326
     -1.01242775                    -2.024374777
    -0.662813543                    -1.332294555
     1.978164896                     3.914064678
     4.522010219                     9.098337365
     5.354057682                     10.83529199
     7.215979943                     14.75287623
     4.917805413                     9.833420421
     4.391904913                     8.732340382
     3.670525533                     7.229594198
     4.533727797                     9.015267185
     3.026665043                     5.871920971
     1.561213759                     2.860076563
     1.075537879                     1.876302218
    -0.763329381                    -1.830568914
    -0.990988228                    -2.280989898
     1.218100843                     2.079623209
     1.101801245                     1.845044235
    -1.736530723                    -3.873351309
     -1.54515279                    -3.498918787
      0.82258783                     1.142590217
     0.566972323                     0.629736599
     0.704638452                     0.905240692
    -0.148551386                    -0.804538068
     0.730400976                     0.941817878
    -0.694128355                    -1.913220499
     0.878578734                     1.193580155
     0.927403966                     1.291535541
     1.210353943                     1.859477181
     1.196096441                     1.830779292
     0.612346758                     0.655957591
     2.228482884                     3.889630885
     2.441455483                     4.322497421
     2.046287568                     3.517649353
     2.496117809                     4.430281653
     1.139581689                     1.666012098
     0.788526201                     0.960246642
    -0.202436667                     -1.02505584
     0.070549588                    -0.483583716
     0.532665379                     0.435530002
    -0.133645021                     -0.89580321
      0.48769348                     0.337389953
    -0.515907261                    -1.666809277
    -1.135225584                    -2.891116501
    -1.462586625                    -3.534210371
    -1.296886111                    -3.209776627
    -1.455482274                    -3.520821689
    -0.921410406                     -2.47506458
     -2.80865938                     -6.19037452
    -3.662028508                    -7.837727829
    -1.564654531                    -3.824798174
    -1.524436802                    -3.746209569
    -1.276997254                    -3.262495771
    -0.644478976                    -2.022901392
     1.746213571                     2.692148502
     2.395914018                      4.00362993
     3.122904528                     5.480439874
     2.098677528                      3.38515532
     1.462919273                     2.097617273
     2.567850464                     4.321303377
     1.973849272                     3.112991448
     2.560066339                     4.298522756
     2.310958194                     3.791861392
      2.93021573                     5.048303391
     5.990742765                      11.2953159
     3.784227482                     6.661424125
     5.454219487                     10.09400208
     6.560645157                     12.40421462
     8.769647331                     17.06449335
     8.729004465                     16.97700872
     11.42722344                     22.78281161
     10.54098702                     20.82970543
     10.15996329                     19.99672961
     11.04928467                      21.9341968
     11.40183284                     22.70840579
     11.12414149                      22.0966553
     12.45296397                     25.01671891
     13.85693923                     28.13838638
     12.99868562                     26.20657207
     10.73306197                     21.14568853
     10.34920581                     20.30578547
     10.90537685                     21.51849185
     9.691628402                      18.8586951
     10.72480288                     21.09773143
     9.346943434                     18.08385109
     9.799978755                     19.06231749
     9.603865013                     18.63700308
     11.17810533                     22.04496963
     10.77799756                     21.16653876
     11.06431437                     21.79287283
     10.05266285                     19.57412335
     10.33156932                     20.18019675
     9.441226652                     18.24056049
     7.581273005                     14.22156384
     8.159382492                     15.44914867
     5.646840036                     10.08538122
     4.862021356                      8.44979868
     4.707150636                     8.129459665
     5.368847475                     9.496107906
     7.891588421                     14.73921954
     8.662570923                     16.37904951
     9.004390772                     17.11123667
     8.560252382                      16.1568972
     5.323311337                     9.229996791
     6.618472096                     11.91639933
     5.799759511                     10.19760965
     5.132173608                      8.80693786
     6.232802334                     11.08513753
     6.290865996                     11.20656913
     5.622222046                     9.807434804
     4.646811387                     7.779313444
      5.93124635                     10.42508003
     7.100939173                      12.8637075
     7.849456926                     14.44129383
     8.016806929                     14.79645094
     8.830454329                     16.52588243
     8.470356121                     15.75476075
     7.860947966                     14.45409396
     4.969735256                     8.318209982
     7.151741143                     12.82143124
     8.034125016                     14.67957765
     7.739321496                     14.05370239
     5.944599878                     10.25388924
     8.634639214                     15.85280224
     9.606517287                     17.92571009
     9.041287438                      16.7094479
     10.64288587                     20.13790465
     10.22453405                     19.22939778
     11.99573209                     23.06119217
     11.30591678                     21.54525057
     9.552403364                     17.71560281
     6.891156381                     11.99650797
     6.168422517                     10.48200159
     8.525573833                     15.38784439
     9.676596069                     17.83545134
     9.828454284                     18.16176127
     11.19702665                     21.10658869
     11.05200349                     20.79069426
     9.893397939                     18.27027564
     9.587685495                     17.61224348
     8.504959162                     15.28822554
      6.81076273                     11.68800484
     8.221839716                      14.6390253
     7.986835991                     14.14114801
     9.279222444                     16.87323053
     10.45102355                     19.37969384
      10.3719616                     19.20878748
     9.560396566                     17.45570305
     8.845843659                     15.92361086
     8.147488727                     14.43607908
     6.655702267                     11.27901653
     8.259804029                     14.62628935
     8.416640007                     14.95840756
      7.92584872                     13.91759713
      9.32089824                     16.86259485
     9.978911659                     18.26941014
     9.199557099                     16.59320145
     8.878117283                     15.90679395
     7.634838062                     13.25971459
     6.790528865                     11.48285088
     6.509808602                     10.89674094
     7.816790463                     13.61836876
     8.065329728                     14.14219489
     6.289059904                     10.38988437
     4.467584284                     6.606381476
     2.919479153                     3.446781542
     5.605986317                     8.847324219
     5.101411475                     7.807200958
     6.630637012                     10.94439051
       7.4792676                     12.71031456
     6.471337776                     10.59634244
      4.82018027                     7.166086284
     2.188250363                     1.784419763
     2.780840027                     2.964915463
     3.838146529                     5.083315634
     5.220959126                     7.882104663
     6.635865363                     10.78348599
     7.361629063                      12.2914708
     5.712017632                     8.840753899
     3.728331621                     4.755960405
     1.579184319                     0.415082918
     1.387067607                     0.035252825
     0.271505702                    -2.166122948
     0.605510088                     -1.51435366
     2.118214538                     1.447306697
     1.255621979                    -0.266544102
     0.990311999                    -0.789187304
    -0.106846751                    -2.944839843
     1.245506758                    -0.316974326
     1.790379702                     0.755953952
     1.986489047                     1.144186794
     1.854508332                      0.88240541
     2.090861718                     1.350600653
     1.915091882                     1.001609995
     0.715245505                    -1.376573914
    -0.887839058                     -4.51615206
    -2.615859584                    -7.845673838
    -3.855170155                    -10.19118575
    -3.468187215                    -9.468224792
    -1.135978618                    -5.093729414
     0.827856303                    -1.323293096
     1.721957401                     0.426758036
     0.463046457                    -2.059005079
      -0.4744546                    -3.886936632
    -1.314997594                    -5.510382385
     -0.77012809                    -4.466971334
    -0.221466282                     -3.41052889
     1.691787102                     0.293677328
     1.580037997                     0.073251883
     1.810451997                     0.527244198
     0.934841386                    -1.201904824
    -0.789933184                    -4.578428525
     -0.67231965                    -4.352183979
    -0.697373071                    -4.400434476
    -0.094526683                    -3.239702791
      2.01577663                     0.848032725
      1.10048088                    -0.961604544
    -0.419969252                    -3.940481403
     1.249290804                    -0.719989982
     3.874887413                     4.429068457
     1.500930736                    -0.344175404
     2.578667619                     1.772115687
     3.292358699                     3.188274677
     4.975197806                     6.550561419
     6.041745816                     8.715668827
      5.87019148                     8.363908409
     7.912109863                     12.54393781
     8.896214349                     14.59662669
     8.575569446                     13.92176716
     6.894819631                     10.39474925
     5.583647773                      7.68654526
     7.441497639                     11.47625016
     6.404117747                     9.323576884
      6.43607516                      9.38924537
     7.551205919                     11.68138762
     9.848069473                     16.45152305
      11.5734531                     20.10973119
     12.21073835                     21.48181672
     14.13279609                     25.64354079
      16.2407147                      30.2845619
      12.9289005                       22.860687
     12.15495357                     21.17666013
     11.30968655                      19.3501401
     12.93803595                      22.8420865
     13.39367316                     23.83327472
     14.35987797                     25.94359186
     15.26962224                     27.94737959
     15.88450498                     29.31239901
     16.41800248                     30.50302999
     17.19490638                     32.24482783
     15.70782021                     28.88871859

                                   FLAT MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance (-0.2%)     2x Fund Performance (-3.9%)
               0                               0
        -0.84442                        -1.68884
     0.258090894                     0.497403576
    -1.460834074                    -2.948652393
     1.929110312                     3.728868528
     0.888312166                     1.610517575
     1.021676426                     1.879155462
     0.996567489                     1.828511333
    -0.436371811                    -1.060974504
     1.264473649                     2.319376241
     2.378990446                     4.571630351
      1.03997563                     1.836245644
     2.322375001                     4.421256903
     2.914647604                     5.630100026
     2.107138113                     3.972467992
     2.779534039                     5.341826985
     2.544970587                      4.86100475
      3.16543944                     6.129969713
     2.888182322                     5.559521125
     1.930097857                     3.593601716
     1.812246278                     3.354051871
     1.369902611                     2.455967173
     0.959090944                     1.625541068
     3.009771999                     5.753977048
     2.240206594                     4.173843425
     2.052984328                      3.79231714
     1.861961552                     3.403760222
     0.581862281                     0.804810113
     0.560612351                     0.762216048
     2.916747499                     5.483933492
     0.756113302                     1.054874093
    -0.133099701                    -0.728825279
     -1.55330689                     -3.55229603
    -2.803087659                    -6.001103234
    -3.289830357                    -6.942558585
    -2.837497551                    -6.072062055
    -3.363331298                    -7.088719269
    -4.186443787                    -8.671481519
    -4.987627163                     -10.1988414
    -3.812989198                    -7.978417949
    -3.644152138                    -7.655366983
    -2.559281647                    -5.575950536
    -3.284659586                    -6.981792439
    -2.732734153                    -5.920138429
    -3.265379428                    -6.950519889
    -3.186586177                    -6.798936703
    -2.461773192                    -5.403399902
    -2.523575363                    -5.523276497
    -2.036622136                    -4.579340657
    -1.966433335                    -4.442606669
    -3.535166469                    -7.500825485
    -3.103032954                    -6.672088381
    -3.400651989                    -7.245401742
    -3.862493471                    -8.132321211
    -4.759177608                    -9.846039265
    -5.453530824                    -11.16057417
    -6.833720181                    -13.75433004
    -6.350932519                    -12.86047992
    -5.557228578                    -11.38341277
    -5.972918436                    -12.16350459
    -4.584702604                    -9.569868551
    -5.227849416                    -10.78895715
    -6.062640427                    -12.36057025
    -6.686074501                    -13.52384346
    -7.087399032                    -14.26767677
    -4.091989689                     -8.73982803
    -2.690006395                    -6.071745643
    -3.839723969                    -8.291270293
    -4.303803077                    -9.176461294
     -3.50205077                    -7.654603915
    -1.092689974                    -3.043244216
     0.955680417                     0.972704609
    -1.406985372                    -3.753423803
      0.15571391                    -0.702407338
    -1.270503456                    -3.530402777
    -0.092759292                    -1.228831126
     2.153754923                      3.21310588
    -0.429304924                     -2.00658731
     0.320890564                    -0.529963772
     3.616833102                     6.006013369
     3.011596819                     4.767629919
     4.037942562                     6.855313527
     3.763386432                     6.291331183
     2.308001174                      3.30964676
     0.608972198                    -0.121679847
     1.504593269                     1.656553765
     5.796511986                     10.25324189
     7.101723554                     12.97363038
     8.222328888                     15.33771657
     7.700740552                     14.22595325
      8.70260515                     16.35108142
     7.350018635                     13.45556841
     9.100145988                     17.15490067
     9.143715132                     17.24847229
     10.63560057                     20.45381103
     11.01391901                     21.27759464
     12.11338976                     23.67983698
      11.7005322                     22.76893498
     11.87481855                     23.15204772
     11.90408724                      23.2164858
     12.13168896                     23.71770582
     12.88244426                     25.37436013
     13.88102493                     27.59253346
     14.46841187                     28.90875252
     13.27977188                     26.23157554
     12.62762024                     24.77814518
     11.56369468                     22.42073664
     10.71641305                     20.56126359
      9.82013047                     18.60930439
     9.735989581                     18.42755461
     8.937682204                     16.70448106
     8.190249873                     15.10303883
     9.692471492                     18.29945022
     9.360629827                     17.58369123
     9.704208118                     18.32251659
     10.52413737                     20.09120157
     10.16217082                      19.3046042
     11.03798211                     21.20159513
     10.83504909                     20.75857906
     11.84101017                     22.95063709
     10.75039256                     20.55273082
      10.7533198                     20.55910347
      11.2269896                     21.59031782
       12.659482                     24.72224123
     11.40332877                     21.94093525
      10.5996763                     20.18159582
     9.420241351                     17.61836275
     9.010593852                     16.73768349
     9.722171404                      18.2617173
     10.94491528                     20.89753446
     11.32814121                     21.73274298
     12.05855401                     23.33009569
     13.10611099                     25.63594916
     12.16820119                     23.55232719
      13.0076007                     25.40151016
     10.31338649                     19.42211536
     12.28325264                     23.68715678
     9.106647137                     16.68869008
     9.255512246                     17.00711018
     8.830289793                     16.09632683
     8.373561716                     15.12188392
     7.552209329                     13.37688943
     7.216259248                     12.66860133
     4.751786313                     7.489000386
     3.287984851                     4.484897803
     2.512292084                     2.915534638
     2.632159708                     3.156212907
     0.602608749                    -0.923615313
     0.038308596                    -2.035093827
     0.309912604                    -1.503144386
     0.030860458                    -2.051161192
    -0.261739812                    -2.624181489
     0.369074763                     -1.39243581
     1.184864565                     0.210509032
     2.838528807                      3.48598973
     4.285878261                     6.398913369
     6.253127069                     10.41313157
     6.285748904                     10.48092965
     8.330048998                     14.73091005
     7.061395795                     12.04368268
     6.736239629                     11.36310694
      5.67343487                     9.145355212
     6.514658816                     10.88308024
     8.128568927                      14.2432811
     6.448467223                      10.6930569
     3.239684627                     4.019593887
     4.866122618                     7.297043251
     6.139407079                     9.902644649
     5.335528438                     8.237883349
     4.742858087                     7.019882448
     3.592257791                     4.668655631
     3.056312886                     3.585628117
     2.775463822                      3.02104501
     4.176704496                     5.830222865
     3.701606635                     4.864945402
     4.881730918                     7.251671559
     6.052211036                     9.645528869
     7.722215203                     13.09870515
      9.88753945                      17.6454993
     9.258433287                     16.29845833
     8.739739801                     15.19422773
     9.443220674                      16.6847028
     9.265594326                     16.30594426
     9.356017069                     16.49844223
     9.059454486                     15.86657798
     8.703571674                     15.11038634
     11.15711999                      20.3066994
     12.85126566                     23.97388821
     11.36501449                       20.708416
     12.16527235                     22.44321321
     10.63870299                     19.11030895
     8.799998384                      15.1513205
      9.71611613                      17.0905148
     8.646285253                     14.80703899
      7.44226712                     12.26245578
     4.890620718                     6.930213657
     6.339999316                     9.885337042
     6.492437705                      10.2003783
     7.140337696                     11.54129651
     6.521045116                      10.2518345
     6.415286761                     10.03290964
     6.914236116                     11.06473225
     5.307849719                     7.727237043
     1.722959898                     0.392735836
     0.803547098                    -1.422043571
     1.547658722                     0.033321946
     3.800696626                     4.472200574
      2.55571107                     1.966121427
      1.99561331                     0.852365876
     2.041617411                     0.943342778
     3.727957181                     4.279722143
      1.55931678                    -0.080630158
     1.117543908                    -0.949908692
     0.170901685                    -2.804482982
    -2.084446166                    -7.181197113
    -2.684923092                    -8.319638294
    -2.767314901                    -8.474880651
    -2.698570421                    -8.345462301
    -2.047312492                    -7.118537998
    -3.785874743                    -10.41564414
    -5.035215159                    -12.74214986
    -5.470115888                    -13.54136196
    -6.693427118                    -15.77908443
    -4.729323759                    -12.23338388
    -3.416493841                    -9.814535943
    -3.250766202                    -9.505037467
    -4.167049171                    -11.21913875
    -4.438457671                    -11.72201131
    -4.035962011                    -10.97837518
    -3.593308693                    -10.15711509
    -2.299338082                    -7.745372684
    -1.834966836                    -6.868400196
    -1.614429272                    -6.449941292
    -1.798853025                    -6.800660462
    -2.040103782                    -7.258586097
    -2.666645483                    -8.444915715
    -3.181791995                    -9.414044594
    -4.110820792                    -11.15249778
    -4.139737132                    -11.20608349
    -5.661998107                    -14.02617828
    -3.934480616                    -10.87747303
    -4.080538632                    -11.14847681
    -5.137187418                    -13.10605357
    -6.907896678                    -16.34997838
    -6.704536978                    -15.98451143
    -5.761972915                    -14.28689447
      -3.8730659                    -10.85082749
    -2.869212328                    -8.988857877
    -3.304173708                    -9.803971868
    -2.857477669                    -8.970632725
     -1.77686425                    -6.945411362
    -1.897275992                    -7.173562603
    -0.189503773                    -3.941717358

                                 DOWNWARD MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance (-15.8%)   2x Fund Performance (-31.9%)
               0                               0
          1.0876                          2.1752
     0.833779145                     1.662096581
    -1.693014526                    -3.433004376
    -2.544215391                    -5.105274352
     -4.12027034                    -8.174549359
    -5.432767959                    -10.68854655
    -5.262915753                    -10.36772194
    -5.788536044                    -11.36231755
    -5.385442875                    -10.60382718
    -5.092440514                    -10.05014304
    -3.785088882                    -7.572024482
    -4.448856311                    -8.847308717
    -3.609210191                    -7.245318398
    -3.446782071                     -6.93271657
    -2.204142156                    -4.537164695
    -3.708144654                    -7.473410583
    -4.859217493                    -9.685536283
    -3.545894131                    -7.192134569
    -3.052155209                    -6.241986204
    -2.894886415                    -5.937797704
    -2.698840901                    -5.557993344
    -2.072669022                    -4.342449164
    -1.737169986                    -3.687003626
    -1.666384391                     -3.54824164
    -1.752535455                     -3.71724634
     -0.51894029                     -1.29939383
    -0.771005399                    -1.799569022
    -0.806391451                    -1.869607533
    -1.164480378                    -2.578108967
    -0.223892388                    -0.723839146
    -0.487241447                    -1.247898144
     0.553562495                     0.817798323
    -0.661627308                    -1.618967863
     -1.32821759                    -2.939300342
    -3.057045889                     -6.34050138
    -2.702816335                    -5.656037764
    -3.051947819                    -6.333106643
    -2.444471324                    -5.159273136
    -3.657769434                    -7.518341376
     -3.25165803                    -6.738665505
    -2.183556335                    -4.679455239
    -3.170132985                    -6.602261268
     -3.54246319                    -7.320527238
    -1.435637671                     -3.27191715
     0.798225037                      1.11257339
     1.416974941                     2.353932453
     1.250002034                     2.016901425
     1.020529029                     1.554479214
      0.29883837                     0.103468815
     3.155549884                     5.805762812
     3.585553794                     6.687865457
     6.005105159                     11.67189578
     7.058594495                     13.89150871
     6.994352915                     13.75482524
     9.037731067                     18.09980454
     5.772160059                     11.02586245
     4.870674516                     9.133337803
     5.625260967                     10.70385384
      4.31508523                     7.957512635
     4.235268543                     7.792305253
     5.092134568                     9.564518544
     6.542616209                     12.58893751
     5.239813098                     9.835462458
     1.377406718                     1.773319843
     2.384084366                     3.794537975
     2.860221551                     4.759930972
      4.58714181                     8.277559935
     5.685934322                     10.55268802
     5.982277682                      11.1726675
     4.619875502                     8.314418217
     5.141468354                     9.394442944
     5.974420094                     11.12773226
     6.208867304                     11.61942802
     6.794619828                     12.85061263
     8.680719609                     16.83672197
     9.008120277                     17.54066322
     10.83836662                      21.4876787
      9.21558209                     17.93027649
     9.513500355                      18.5736569
     9.385971884                     18.29749886
     9.676872938                     18.92669959
      10.3996874                     20.49424864
     9.760418011                     19.09880474
     11.60252711                     23.09647522
     8.968930672                     17.28681398
     9.141820777                      17.6589885
     9.580920151                     18.60571978
     8.246443705                     15.71695887
     8.270135604                     15.76761281
     8.023669468                     15.24054602
     8.750755182                     16.79186816
     9.046546361                     17.42719256
     7.278138519                       13.618559
     4.007979022                     6.691689931
     6.609322586                     12.02862165
     4.638862476                     7.887371617
     5.091467412                     8.820683692
     5.807497616                     10.30356138
     3.421009507                      5.32776773
     2.948540967                     4.365408982
     3.935055656                     6.365592918
     3.332419416                     5.132134956
     4.622111343                     7.756443309
     5.813757191                     10.21113509
     5.450064727                     9.453521703
      7.39488027                      13.4908243
     7.860028976                     14.47392722
     9.423783676                     17.79321321
     9.248399235                     17.41561529
     8.808390383                     16.46980903
     8.359338155                     15.50846722
     6.451455289                     11.44095206
     5.339463387                     9.112727687
     6.138463216                     10.76796777
     7.119214458                     12.81502627
     5.735127088                     9.899660363
     6.676000543                     11.85552264
     5.327722572                     9.028038737
      2.69537213                     3.578381249
      3.41322305                     5.026427734
     0.341540086                    -1.212772232
    -0.742549913                    -3.347366649
     0.137992704                    -1.632497637
    -0.815220849                    -3.505218147
    -1.229297465                    -4.310910978
    -1.792408994                    -5.401996246
    -0.243871699                      -2.4187536
     0.602509172                     -0.76289743
     -0.17056075                    -2.288052612
     2.801860804                     3.530693855
      5.05126832                      8.06140408
     2.595589872                     3.009317316
     3.143809406                      4.11017789
     2.080499875                     1.963634243
     0.349929161                     -1.49354474
     0.349465404                    -1.494455215
     0.319620469                    -1.553048284
     0.609423789                    -0.984261175
    -0.792065485                    -3.742839659
     0.627203226                    -0.988729787
     1.635689057                     0.995852113
     1.517212334                     0.760390383
     0.150892174                    -1.951877805
     1.180643647                      0.06438378
     0.919142273                     -0.45284902
     0.926982278                     -0.43738218
     2.106818701                     1.890391825
     3.547443806                     4.765534901
     3.965589093                     5.611663267
     4.435149677                     6.565653421
      3.18861173                     4.021718143
     4.732210173                     7.133839906
     4.494583261                     6.647687968
     2.264459865                     2.095538054
     1.931599275                     1.430916521
     2.770628848                     3.100733127
     3.277986888                     4.118708526
     3.694744549                     4.959008975
     4.471874442                     6.532218568
     6.082099443                     9.816180738
     5.836816413                     9.308346792
     3.534759819                      4.55321509
     4.354506633                     6.208836161
     4.600418028                     6.709398406
     4.876416691                     7.272525243
     6.611911635                     10.82281674
     8.647666087                     15.05514011
     8.316670973                     14.35410914
     7.605247078                     12.85195356
     6.729232761                     11.01449806
     6.112167029                     9.730815212
      7.75160001                      13.1214974
     7.831815688                       13.289924
     7.389586629                     12.36069738
     7.504074667                     12.60027286
     5.917529533                      9.27676321
     6.860862827                     11.22326648
     7.614370829                     12.79180372
     8.862374687                     15.40789682
     9.287710871                      16.3097172
      9.88231252                     17.57532976
     8.993968964                     15.67425425
     6.289065637                     9.932878317
     5.872083003                     9.070322967
     6.044442754                     9.425455939
     7.869891792                     13.19275554
     7.105892496                     11.58935752
     5.271704087                      7.76742202
     5.662441071                     8.567422701
      4.44087759                     6.057126753
     4.648652272                     6.479106849
     2.829021506                     2.776189429
      2.09201506                     1.302933864
     3.542232134                     4.180950216
     3.672892077                     4.443882098
     5.314863342                     7.752246507
     7.351652799                      11.9201034
     8.319556771                     13.93829147
     7.407917717                     12.02043658
     6.680540558                     10.50320938
     7.538998867                     12.28164803
     5.853755216                     8.762516619
     3.592083882                     4.114876759
     0.101859392                    -2.900800097
     2.513913796                     1.778604545
     4.225076045                     5.176381479
     5.623880791                     7.999525911
     3.426059079                     3.505017641
     3.368751734                      3.39031545
     3.307658734                     3.268103962
     3.142397473                      2.93770799
     3.346433763                     3.344970738
     0.282832081                    -2.782145887
     0.407563868                    -2.540306753
    -0.192752875                    -3.705690781
    -0.706939851                    -4.697868826
     0.129991424                    -3.091284559
     1.511585045                    -0.416991648
    -0.839524776                     -5.02987576
    -0.237769432                    -3.877223363
     2.080704806                     0.590563296
     0.829501608                    -1.875313773
    -0.488743296                    -4.441078069
    -3.683850727                     -10.5774898
    -3.640704944                    -10.49737438
    -4.601079495                    -12.28144812
    -3.392947565                    -10.05971264
    -3.333047329                    -9.948179487
    -3.644256916                    -10.52800515
    -3.260741787                    -9.815772281
    -4.050453374                    -11.28817409
    -3.386146688                    -10.05978144
    -4.310229211                    -11.78028386
    -4.834245533                    -12.74650148
    -5.988130306                    -14.86239882
    -7.497396862                    -17.59599691
    -8.280116889                    -18.99053634
     -8.35777428                    -19.12771452
    -10.16596704                    -22.31909665
    -11.09485094                    -23.92553774
    -12.21221085                    -25.83774542
    -12.43714072                    -26.21778248
    -14.21396626                    -29.21215999
    -12.62572363                    -26.59102785
    -13.51204829                    -28.08034908
    -13.80646193                    -28.56999245
    -12.19834909                    -25.90465314
    -12.84604431                    -26.99782625
    -13.27799674                      -27.721453
    -13.78505163                    -28.56666387
     -15.5676319                    -31.52057519
    -15.81726464                    -31.92550772

MARKET VOLATILITY. Each Daily Leveraged Fund and Leveraged Inverse Fund seeks to provide a return that is a multiple of the daily performance of its benchmark. NO DAILY LEVERAGED FUND OR LEVERAGED INVERSE FUND ATTEMPTS TO, AND NO DAILY LEVERAGED FUND OR LEVERAGED INVERSE FUND SHOULD BE EXPECTED TO, PROVIDE RETURNS THAT ARE A MULTIPLE OF THE RETURN OF THE BENCHMARK FOR PERIODS OTHER THAN A SINGLE DAY. Each Daily Leveraged Fund and Leveraged Inverse Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses.

Daily rebalancing will impair a Daily Leveraged Fund's or Leveraged Inverse Fund's performance if the benchmark experiences volatility. For instance, a hypothetical 2x daily leveraged fund would be expected to lose -3.9% (as shown in Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%. If the benchmark's annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 2x daily leveraged fund widens to approximately -14.8% while the loss for a 2x inverse fund rises to 38.0%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the benchmark is flat. For instance, if annualized volatility of the benchmark is 90%, a 2x leveraged inverse fund targeted to the same benchmark would be expected to lose more than 90% of its value even if the cumulative benchmark return for the year was 0%. An index's volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

TABLE 1

BENCHMARK ANNUALIZED          HYPOTHETICAL            HYPOTHETICAL
  VOLATILITY RANGE     2X LEVERAGED FUND LOSS   2X INVERSE FUND LOSS
--------------------   ----------------------   --------------------
         10%                    -1.0%                   -2.9%
         20%                    -3.9%                  -11.3%
         30%                    -8.6%                  -23.6%
         40%                   -14.8%                  -38.0%
         50%                   -22.2%                  -52.7%
         60%                   -30.4%                  -66.0%
         70%                   -39.1%                  -77.1%
         80%                   -47.5%                  -85.3%
         90%                   -56.2%                  -91.3%
        100%                   -64.0%                  -95.1%

Table 1 shows the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.

Table 2 shows the range of volatility for the indices to which the Daily Leveraged Funds and Leveraged Inverse Funds are benchmarked for the five year period ended June 30, 2010. (In historical terms, volatility ranges during this period were extremely high). The indices to which the Funds are benchmarked have historical volatility rates over that period ranging from 8.70% to 30.59%. Since market volatility, like that experienced by the markets recently, has negative implications for funds that rebalance daily, investors should be sure to monitor and manage their investments in the Daily Leveraged Funds and Leveraged Inverse Funds in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various indices in Table 2 to give investors some sense of the risks of holding the Daily Leveraged Funds and Leveraged Inverse Funds for long periods. These tables are intended to simply underscore the fact that the Daily Leveraged Funds and Leveraged Inverse Funds are designed for investors who
(a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. THEY ARE NOT INTENDED TO BE USED BY, AND ARE NOT APPROPRIATE FOR, INVESTORS WHO DO NOT INTEND TO ACTIVELY MONITOR AND MANAGE THEIR PORTFOLIOS.

TABLE 2

                                VOLATILITY AVERAGE FOR THE
          INDEX            FIVE YEAR PERIOD ENDED JUNE 30, 2010
------------------------   -------------------------------------
S&P 500 Index                              24.67%
S&P MidCap 400 Index                       27.26%
Russell 2000(R) Index                      30.59%
NASDAQ-100 Index(R)                        26.18%
Nikkei 225 Stock Average                   28.32%
STOXX 50(R) Index                          23.79%
U.S. Dollar Index                           8.70%

A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. Each Daily Leveraged Fund seeks daily exposure to its target index equal to or in excess of 120% of its net assets while each Leveraged Inverse Fund seeks daily exposure to its target index equal to -200% of its net assets. As a consequence, for each Daily Leveraged Fund the risk of total loss of your investment exists in the event of a movement of the Daily Leveraged Fund's target index in excess of 50% in a direction adverse to the Daily Leveraged Fund (meaning a decline in the value of the target index of a Daily Leveraged Fund) and for each Leveraged Inverse Fund the risk of total loss exists in the event of a movement of the Leveraged Inverse Fund's target index in excess of 50% in a direction adverse to the Leveraged Inverse Fund (meaning a gain in the value of the target index of a Leveraged Inverse Fund). In short, the risk of total loss of your investment exists.

THE PROJECTED RETURNS OF LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Daily Leveraged Funds and Leveraged Inverse Funds seek daily leveraged investment results, which should not be equated with seeking a leveraged goal for longer than a day. For instance, if a Daily Leveraged Fund's underlying index gains 10% for a week, the Daily Leveraged Fund's shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses set forth in the prospectus, but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Daily Leveraged Fund's or Leveraged Inverse Fund's daily target or inverse daily target (E.G., 200% or -200%) will not generally equal a Daily Leveraged Fund's or Leveraged Inverse Fund's performance over that same period.

The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index impact a Daily Leveraged Fund's and Leveraged Inverse Fund's performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in a

Daily Leveraged Fund and Leveraged Inverse Fund over a 10 trading day period and do not reflect expenses of any kind.

TABLE 1: NO CLEAR TREND IN THE MARKET

                        INDEX                      2X DAILY LEVERAGED FUND             2X LEVERAGED INVERSE FUND
         --------------------------------   -----------------------------------   -----------------------------------
                   DAILY       CUMULATIVE                DAILY       CUMULATIVE                DAILY       CUMULATIVE
         VALUE   PERFORMANCE      VALUE       NAV     PERFORMANCE   PERFORMANCE     NAV     PERFORMANCE   PERFORMANCE
         -----   -----------   ----------   -------   -----------   -----------   -------   -----------   -----------
          100                               $100.00                               $100.00
Day 1     105        5.00%         5.00%    $110.00      10.00%        10.00%     $ 90.00      -10.00%      -10.00%
Day 2     110        4.76%        10.00%    $120.48       9.52%        20.48%     $ 81.43       -9.52%      -18.57%
Day 3     100       -9.09%         0.00%    $ 98.57     -18.18%        -1.43%     $ 96.23       18.18%       -3.77%
Day 4      90      -10.00%       -10.00%    $ 78.86     -20.00%       -21.14%     $115.48       20.00%       15.48%
Day 5      85       -5.56%       -15.00%    $ 70.10     -11.11%       -29.90%     $128.31       11.11%       28.31%
Day 6     100       17.65%         0.00%    $ 94.83      35.29%        -5.17%     $ 83.03      -35.29%      -16.97%
Day 7      95       -5.00%        -5.00%    $ 85.35     -10.00%       -14.65%     $ 91.33       10.00%       -8.67%
Day 8     100        5.26%         0.00%    $ 94.34      10.53%        -5.66%     $ 81.71      -10.53%      -18.29%
Day 9     105        5.00%         5.00%    $103.77      10.00%         3.77%     $ 73.54      -10.00%      -26.46%
Day 10    100       -4.76%         0.00%    $ 93.89      -9.52%        -6.11%     $ 80.55        9.52%      -19.45%

The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is -6.11%, while the hypothetical return of the Leveraged Inverse Fund is -19.45%. The volatility of the benchmark performance and lack of clear trend results in performance for each Daily Leveraged Fund and Leveraged Inverse Fund for the period which bears little relationship to the performance of the Funds' target index for the 10 trading day period.

TABLE 2: CLEAR TREND THAT MARKET RISES

                        INDEX                      2X DAILY LEVERAGED FUND             2X LEVERAGED INVERSE FUND
         --------------------------------   -----------------------------------   -----------------------------------
                    DAILY      CUMULATIVE                DAILY       CUMULATIVE                DAILY       CUMULATIVE
         VALUE   PERFORMANCE      VALUE       NAV     PERFORMANCE   PERFORMANCE     NAV     PERFORMANCE   PERFORMANCE
         -----   -----------   ----------   -------   -----------   -----------   -------   -----------   -----------
          100                               $100.00                               $100.00
Day 1     102       2.00%         2.00%     $104.00      4.00%          4.00%     $ 96.00      -4.00%        -4.00%
Day 2     104       1.96%         4.00%     $108.08      3.92%          8.08%     $ 92.24      -3.92%        -7.76%
Day 3     106       1.92%         6.00%     $112.24      3.85%         12.24%     $ 88.69      -3.85%       -11.31%
Day 4     108       1.89%         8.00%     $116.47      3.77%         16.47%     $ 85.34      -3.77%       -14.66%
Day 5     110       1.85%        10.00%     $120.78      3.70%         20.78%     $ 82.18      -3.70%       -17.82%
Day 6     112       1.82%        12.00%     $125.18      3.64%         25.18%     $ 79.19      -3.64%       -20.81%
Day 7     114       1.79%        14.00%     $129.65      3.57%         29.65%     $ 76.36      -3.57%       -23.64%
Day 8     116       1.75%        16.00%     $134.20      3.51%         34.20%     $ 73.68      -3.51%       -26.32%
Day 9     118       1.72%        18.00%     $138.82      3.45%         38.82%     $ 71.14      -3.45%       -28.86%
Day 10    120       1.69%        20.00%     $143.53      3.39%         43.53%     $ 68.73      -3.39%       -31.27%

The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is 43.53%, while the hypothetical return of the Leveraged Inverse Fund is -31.27%. The hypothetical return of the Daily Leveraged Fund is 218% of the index return for the 10 trading day period while the hypothetical return of the Leveraged Inverse Fund is -156% of the index return for the period. In this case, because of the positive index trend, the Daily Leveraged Fund gain is greater than 200% of the index gain and the Leveraged Inverse Fund decline is less than -200% of the index gain for the 10 trading day period.

TABLE 3: CLEAR TREND THAT MARKET DECLINES

                        INDEX                      2X DAILY LEVERAGED FUND             2X LEVERAGED INVERSE FUND
         --------------------------------   -----------------------------------   -----------------------------------
                    DAILY      CUMULATIVE                 DAILY      CUMULATIVE                DAILY       CUMULATIVE
         VALUE   PERFORMANCE      VALUE       NAV     PERFORMANCE   PERFORMANCE     NAV     PERFORMANCE   PERFORMANCE
         -----   -----------   ----------   -------   -----------   -----------   -------   -----------   -----------
          100                               $100.00                               $100.00
Day 1      98       -2.00%        -2.00%    $ 96.00      -4.00%        -4.00%     $104.00      4.00%         4.00%
Day 2      96       -2.04%        -4.00%    $ 92.08      -4.08%        -7.92%     $108.24      4.08%         8.24%
Day 3      94       -2.08%        -6.00%    $ 88.24      -4.17%       -11.76%     $112.76      4.17%        12.76%
Day 4      92       -2.13%        -8.00%    $ 84.49      -4.26%       -15.51%     $117.55      4.26%        17.55%
Day 5      90       -2.17%       -10.00%    $ 80.82      -4.35%       -19.18%     $122.66      4.35%        22.66%
Day 6      88       -2.22%       -12.00%    $ 77.22      -4.44%       -22.78%     $128.12      4.44%        28.12%
Day 7      86       -2.27%       -14.00%    $ 73.71      -4.55%       -26.29%     $133.94      4.55%        33.94%
Day 8      84       -2.33%       -16.00%    $ 70.29      -4.65%       -29.71%     $140.17      4.65%        40.17%
Day 9      82       -2.38%       -18.00%    $ 66.94      -4.76%       -33.06%     $146.84      4.76%        46.84%
Day 10     80       -2.44%       -20.00%    $ 63.67      -4.88%       -36.33%     $154.01      4.88%        54.01%

The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is -36.33%, while the hypothetical return of the Leveraged Inverse Fund is 54.01%. The hypothetical return of the Daily Leveraged Fund is 182% of the index return for the 10 trading day period, while the hypothetical return of the Leveraged Inverse Fund is -270% of the index return for the period. In this case, because of the negative index trend, the Daily Leveraged Fund decline is less than 200% of the index decline and the Leveraged Inverse Fund gain is greater than 200% of the index decline for the 10 trading day period.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

ACTIVE TRADING RISK- A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

CAPITALIZATION SECURITIES RISK - The Fund's underlying index may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, E.G., large, mid or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in its underlying index may underperform other segments of the equity market or the equity market as a whole. If the Fund has net short exposure to the components of its underlying index it is subject to the risk that the predominate capitalization range represented in its underlying index may outperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. A number of factors may adversely affect the Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying index or benchmark, or its weighting of investment exposure to such securities or industries may be different from that of its underlying index or benchmark. In addition, the Fund may invest in securities or financial instruments not included in its underlying index or benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. If the Fund seeks to meet its investment objective on a daily basis, activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund's ability to meet its daily investment objective on that day.

Each of the Nova Fund, Mid-Cap 1.5x Strategy Fund, Russell 2000(R) 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, and Government Long Bond 1.2x Strategy Fund is considered a "leveraged" fund because it seeks to match or correlate to a multiple or a multiple of the inverse of the performance of the Fund's underlying index or benchmark on a daily basis. The Europe 1.25x Strategy Fund and Japan 2x Strategy Fund are also "leveraged" funds but have investment objectives to correlate to a multiple of the performance of each Fund's underlying index over time. The Funds listed above are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from the Nova Fund's, Mid-Cap 1.5x Strategy Fund's, Russell 2000(R) 1.5x Strategy Fund's, Strengthening Dollar 2x Strategy Fund's, Weakening Dollar 2x Strategy Fund's, and Government Long Bond 1.2x Strategy Fund's having a single day investment objective in combination with the use of leverage, which is that for periods greater than one day, the effect of compounding may cause the performance of the Fund to be either greater than or less than the performance of the Fund's underlying index or benchmark (or the inverse of the performance of the Fund's underlying index or benchmark) times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

COUNTERPARTY CREDIT RISK - The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties. Swap agreements also may be considered to be illiquid.


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To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

     CREDIT DEFAULT SWAP RISK - The High Yield Strategy Fund and Inverse High Yield Strategy Fund may each enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a "Credit Event") or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund's credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

CREDIT RISK - For the High Yield Strategy Fund and U.S. Government Money Market Fund, credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. For the Inverse High Yield Strategy Fund, credit risk is the risk that the Fund could lose money if the credit quality, or the perception of the financial condition, of the issuer or guarantor of a debt instrument is either upgraded or improves. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Similarly, the Strengthening Dollar 2x Strategy Fund's exposure to the U.S. Dollar Index(R) subjects the Fund to the risk that foreign currencies will appreciate in value relative to the U.S. Dollar. Conversely, the Weakening Dollar 2x Strategy Fund's exposure to the U.S. Dollar Index(R) subjects the Fund to the risk that foreign currencies will depreciate in value relative to the U.S. Dollar. To the extent the U.S. Dollar Index(R) is heavily weighted in a particular currency, the Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund will necessarily have concentrated exposures to that same currency. Currently, the Euro is the most heavily weighted of the six foreign currencies represented by the U.S. Dollar Index(R) at approximately 58%. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction


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costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK - The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a CFTC approved futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated


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     to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

     - The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

     - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FIXED INCOME RISK - The Fund may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. While such periods may benefit the High Yield Strategy Fund, they may cause the value of an investment in the Inverse High Yield Strategy Fund to decrease. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Government Long Bond 1.2x Strategy Fund or Inverse Government Long Bond Strategy Fund having to reinvest the proceeds in lower or higher coupon securities, respectively. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. The value of an investment in the High Yield Strategy Fund may decline during periods of rising interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. With respect to the High Yield Strategy Fund and Inverse High Yield Strategy Fund, the prices of high yield bonds, unlike those of investment grade bonds, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.


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FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, which are indirectly linked to the performance of foreign issuers. The High Yield Strategy and Inverse High Yield Strategy Funds may invest in instruments that are linked to the performance of foreign issuers, primarily Canadian issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund. With respect to the High Yield Strategy and Inverse High Yield Strategy Funds, the Canadian economy can be significantly affected by the U.S. economy and the price of natural resources. In addition, periodic demands by the Province of Quebec for sovereignty could significantly affect the Canadian market.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK - Because a significant portion of the assets of the Fund are invested in a specific geographical region, the value of its investments and the NAV of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990s and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

GROWTH STOCKS RISK - Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer's earnings and other measures, because investors believe they have greater growth potential. However, there is no guarantee that such an issuer will realize that growth potential. In addition, an investment in growth stocks also may be susceptible to rapid price swings, especially during periods of economic uncertainty or in response to adverse news about the condition of the issuer, such as earnings disappointments. Growth stocks also typically have little or no dividend income to absorb the effect of adverse market conditions.

HIGH YIELD RISK - The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield


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securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. The High Yield Strategy Fund seeks to correspond generally to the total return of the high yield bond market and thus an investment in the Fund will generally decline in value when the high yield bond market is losing value. By contrast, the Inverse High Yield Strategy Fund seeks to correspond generally to the inverse (opposite) of the total return of the high yield bond market, and thus an investment in the Fund will generally decline in value when the high yield bond market is gaining value.

INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates. Because the Fund primarily invests in money market instruments and other short-term securities that are based on short-term interest rates, which can fluctuate significantly over short periods, the risk of decline in the Fund's yield may be greater than funds that invest in longer term securities that lock in interest rates. For example, if the Fund invests in money market securities with maturities of less than one year and interest rates decline, then the yield of the Fund will also decline because when the money market securities mature, the returns are reinvested at lower interest rates.

INDUSTRY CONCENTRATION RISK - The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

INTEREST RATE RISK - The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund - a means of achieving an overall investment objective of principal safety - reduces the likelihood of price fluctuation.

INVESTMENT IN INVESTMENT COMPANIES RISK - The Fund may purchase shares of investment companies, such as ETFs, unit investment trusts, and closed-end investment companies to gain exposure to a particular portion of the market or when such investments present a more cost efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company


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generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund may invest in investment companies, such as the Managed Futures Strategy Fund's, Commodities Strategy Fund's, Long/Short Commodities Strategy Fund's, and Multi-Hedge Strategy Fund's respective Subsidiaries, described in a separate prospectus, or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the regulatory scheme of the Investment Company Act of 1940.

INVESTMENT TECHNIQUE RISK - The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, options, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in high yield debt securities, the securities underlying the Fund's derivative investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund's position in a particular instrument when desired.

ISSUER SPECIFIC RISK - The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the High Yield Strategy Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the High Yield Strategy Fund to decrease. Conversely, with respect to the Inverse High Yield Strategy Fund, effective management, improved financial condition or increased demand of the issuer's goods or services are factors that may contribute to an increase in the value of a security. An increase in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Inverse High Yield Strategy Fund to decrease.

LEVERAGING RISK - The Fund achieves leveraged exposure to its underlying index through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to


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satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses. The value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

MARKET RISK - The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day.

NON-DIVERSIFICATION RISK - To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund invests, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a


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result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and may be affected by a general decline in market segments relating to its underlying index or benchmark. The Fund invests in securities included in, or representative of, its underlying index regardless of their investment merits. The Advisor does not attempt to take defensive positions in declining markets.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REAL ESTATE SECTOR CONCENTRATION RISK - The risk that the securities of Real Estate Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Real Estate Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in Real Estate Companies may also subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is


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obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

STATUS AS A REGULATED INVESTMENT COMPANY RISK - The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Please see the Statement of Additional Information under "Special Considerations Applicable to the Funds" for additional discussion of this issue.

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the NASDAQ-100(R) Fund's, Inverse NASDAQ-100(R) Strategy Fund's, and Technology Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

In addition, because the Nova Fund, S&P 500 Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100(R) Fund, Inverse NASDAQ-100(R) Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell


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

2000(R) Fund, Inverse Russell 2000(R) Strategy Fund, Inverse Government Long Bond Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

The Mid-Cap 1.5x Strategy Fund, Russell 2000(R) 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund seek to track their respective benchmarks over time, but are also subject to the effects of mathematical compounding. Tracking error may be more significant for the Mid-Cap 1.5x Strategy Fund, Russell 2000(R) 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund compared to other Rydex|SGI Funds due to the Funds' consistent application of leverage to increase exposure to their respective underlying indices.

The prices of the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund are calculated at the close of the U.S. markets using fair value prices. Due to the differences in times between the close of the European and Japanese markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. On a daily basis, the Funds are priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movement in the U.S. as related to the securities. As a result, the tracking error risk for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund may be higher than for other Rydex|SGI Funds.

TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

VALUE STOCKS RISK - Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock. In addition, the Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee for the fiscal year ended March 31, 2010 at an annualized rate based on the average daily net assets of each Fund, as set forth below:

FUND                                    ADVISORY FEE
----                                    ------------
NOVA                                        0.75%
S&P 500                                     0.75%
INVERSE S&P 500 STRATEGY                    0.90%
NASDAQ-100(R)                               0.75%
INVERSE NASDAQ-100(R) STRATEGY              0.90%
MID-CAP 1.5x STRATEGY                       0.90%
INVERSE MID-CAP STRATEGY                    0.90%
RUSSELL 2000(R) 1.5x STRATEGY               0.90%
RUSSELL 2000(R)                             0.75%
INVERSE RUSSELL 2000(R) STRATEGY            0.90%
S&P 500 PURE GROWTH                         0.75%
S&P 500 PURE VALUE                          0.75%
S&P MIDCAP 400 PURE GROWTH                  0.75%
S&P MIDCAP 400 PURE VALUE                   0.75%
S&P SMALLCAP 600 PURE GROWTH                0.75%
S&P SMALLCAP 600 PURE VALUE                 0.75%
EUROPE 1.25x STRATEGY                       0.90%
JAPAN 2x STRATEGY                           0.75%
STRENGTHENING DOLLAR 2x STRATEGY            0.90%
WEAKENING DOLLAR 2x STRATEGY                0.90%
REAL ESTATE                                 0.85%
GOVERNMENT LONG BOND 1.2x STRATEGY          0.50%
INVERSE GOVERNMENT LONG BOND STRATEGY       0.90%
HIGH YIELD STRATEGY                         0.75%
INVERSE HIGH YIELD STRATEGY                 0.75%
U.S. GOVERNMENT MONEY MARKET                0.50%

The Advisor may reimburse expenses or waive fees of the U.S. Government Money Market Fund to the extent necessary to maintain the Fund's net yield at a certain level as determined by the Advisor. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In


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

addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the Funds' September 30, 2009 Semi-Annual Report to Shareholders, which covers the period April 1, 2009 to September 30, 2009.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investment professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of the Advisor - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with the Advisor since it was founded in 1993. Mr. Byrum was named the President of the Advisor in 2004 and has served as CIO of the Advisor since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R) Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Funds. Mr. Dellapa joined the Advisor in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became a Portfolio Manager. Prior to joining the Advisor, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

RYAN A. HARDER, CFA, Portfolio Manager - Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio

Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

LEGAL PROCEEDINGS

In March, 2010, an action was filed against the Advisor, Rydex Distributors, Inc. (the "Distributor"), the Trust, and certain trustees and officers of the Trust in federal district court in San Francisco, California. The action seeks class action status on behalf of purchasers of shares in the Trust's Inverse Government Long Bond Strategy Fund during a particular time period. The action asserts claims under provisions of the federal securities laws, alleging that certain registration statements of the Trust contained negligent misrepresentations and omissions with respect to certain risks associated with investment in the Inverse Government Long Bond Strategy Fund, the suitability of the Inverse Government Long Bond Strategy Fund and differences between performance of the Inverse Government Long Bond Strategy Fund's shares over time and that of its reference benchmark. The action also asserts a claim seeking to hold the Advisor and the individual trustee defendants liable as control persons of the Trust. The action seeks unspecified damages and interest thereon as well as an award to the plaintiffs and putative class of attorney's fees and litigation expenses. The Advisor, the Trust and the other defendants believe the claims asserted to be without merit and intend to actively defend against them. The Advisor and Distributor do not believe that these claims are likely to have a material adverse effect on the Inverse Government Long Bond Strategy Fund, or the ability of the Advisor and Distributor to perform their duties as investment adviser and principal underwriter of the Inverse Government Long Bond Strategy Fund.

SHAREHOLDER INFORMATION

CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

Each Fund calculates its NAV by:

-    Taking the current market value of its total assets

-    Subtracting any liabilities

-    Dividing that amount by the total number of shares owned by shareholders

The Funds, except for the S&P 500 Fund and Russell 2000(R) Fund, calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The S&P 500 and Russell 2000(R) Funds, calculate NAV twice each Business Day, first in the morning and again in the afternoon, on each day that the NYSE is open for trading. The S&P 500 and Russell 2000(R) Funds' morning NAV is calculated as of 10:45 a.m., Eastern Time and the Funds' afternoon NAV is calculated as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time).

If the NYSE closes early - such as on days in advance of holidays generally observed by the

NYSE - the Funds will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. In addition, if the NYSE closes early the S&P 500 Fund and Russell 2000(R) Fund will calculate NAV only once and will not calculate the morning NAV. These dates are listed in the SAI. For more information on these early closings, please call 800.820.0888 or visit the Rydex|SGI web site - www.rydex-sgi.com.

In calculating NAV, the Funds, except for the International Equity Funds, generally value their investment portfolios based on the market price of the securities as of the time the Funds determine NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.

The International Equity Funds generally value their assets at fair value using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Funds price their shares at the close of the NYSE. As such, the value assigned to the Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Funds' Board of Trustees.

More information about the valuation of the Funds' holdings and the amortized cost method can be found in the SAI.

BUYING, SELLING AND EXCHANGING FUND SHARES

Advisor Class Shares are offered exclusively through authorized securities brokers and other financial intermediaries. H-Class Shares are offered directly through Rydex Fund Services Inc. and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex|SGI shareholder account to make share transactions
- buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex|SGI Client Services at 800.820.0888 or
301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit WWW.RYDEX-SGI.COM.

To open an Individual Retirement Account ("IRA") with Rydex|SGI directly, you must transfer an existing IRA (or multiple IRAs) in order to meet the minimum investment amount requirements.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex|SGI to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex|SGI.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     - You must provide a street address (Rydex|SGI does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - If you open an account directly with Rydex|SGI you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early - or as otherwise permitted by the U.S. Securities and Exchange Commission - the Funds reserve the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and Rydex will post advance notice of early closings at www.rydex-sgi.com.

Notwithstanding the foregoing, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.rydex-sgi.com.

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Funds' transfer agent, distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.

                                                                                MORNING                     AFTERNOON
METHOD                                   FUND                                CUT-OFF TIME                 CUT-OFF TIME
------           ---------------------------------------------------  --------------------------  ----------------------------
By Mail          All Funds                                                 Not Available             4:00 P.M., Eastern Time
                                                                                                     or earlier market close
By Phone         Domestic Equity Funds - except for the S&P 500 Fund       Not Available             3:45 P.M., Eastern Time
                 and Russell 2000(R) Fund
                 S&P 500 Fund and Russell 2000(R) Fund                 10:30 A.M., Eastern Time      3:45 P.M., Eastern Time
                 International Equity Funds                                Not Available             3:45 P.M., Eastern Time
                 Strengthening Dollar 2x Strategy Fund and Weakening       Not Available             3:45 P.M., Eastern Time
                 Dollar 2x Strategy Fund
                 Real Estate Fund                                          Not Available             3:30 P.M., Eastern Time
                 Fixed Income Funds - except for the High Yield            Not Available             3:45 P.M., Eastern Time
                 Strategy Fund and Inverse High Yield Strategy Fund
                 High Yield Strategy Fund and Inverse High Yield           Not Available             3:30 P.M., Eastern Time
                 Strategy Fund
                 U.S. Government Money Market Fund*                        Not Available             1:00 P.M., Eastern Time
By Internet      Domestic Equity Funds - except for the S&P 500 Fund       Not Available             3:50 P.M., Eastern Time
                 and Russell 2000(R) Fund
                 S&P 500 Fund and Russell 2000(R) Fund                 10:30 A.M., Eastern Time      3:50 P.M., Eastern Time
                 International Equity Funds                                Not Available             3:50 P.M., Eastern Time
                 Strengthening Dollar 2x Strategy Fund and Weakening       Not Available             3:50 P.M., Eastern Time
                 Dollar 2x Strategy Fund
                 Real Estate Fund                                          Not Available             3:45 P.M., Eastern Time
                 Fixed Income Funds - except for the High Yield            Not Available             3:50 P.M., Eastern Time
                 Strategy Fund and Inverse High Yield Strategy Fund
                 High Yield Strategy Fund and Inverse High Yield           Not Available             3:45 P.M., Eastern Time
                 Strategy Fund
                 U.S. Government Money Market Fund*                        Not Available             1:00 P.M., Eastern Time
By Financial     All Funds - except for the S&P 500 Fund and Russell       Not Available             4:00 P.M., Eastern Time
   Intermediary  2000(R) Fund                                                                        or earlier market close**
                 S&P 500 Fund and Russell 2000(R) Fund                10:30 A.M., Eastern Time**

* To receive the current Business Day's dividend for the U.S. Government Money Market Fund, the Fund must receive your wire purchase order by 1:00 p.m., Eastern Time. All redemption orders received prior to 1:00 p.m., Eastern Time will not receive the current Business Day's dividend. All redemption orders received after 1:00 p.m., Eastern Time are entitled to receive the current Business Day's dividend.

** Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.

EARLY TRANSACTION CUT-OFF TIMES

On any day that the Funds calculate NAV earlier than normal, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

BUYING FUND SHARES

Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.

Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:

                              INITIAL PURCHASE                         SUBSEQUENT PURCHASES

BY MAIL                       Complete the account application that    Complete the Rydex|SGI investment
IRA AND OTHER RETIREMENT      corresponds to the type of account you   slip included with your quarterly
ACCOUNTS REQUIRE ADDITIONAL   are opening.                             statement or send written purchase
PAPERWORK.                                                             instructions that include:
                              -    MAKE SURE TO DESIGNATE THE
                                   RYDEX|SGI  FUND(S) YOU              -    YOUR NAME
                                   WANT TO PURCHASE.
                                                                       -    YOUR SHAREHOLDER ACCOUNT NUMBER
                              -    MAKE SURE YOUR INVESTMENT
                                   MEETS THE ACCOUNT MINIMUM.          -    THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE.

                              Make your check payable to RYDEX|SGI.

                              Your check must be drawn on a U.S. bank and payable in U.S. Dollars.

CALL RYDEX|SGI CLIENT         Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.
SERVICES TO REQUEST A
RETIREMENT ACCOUNT INVESTOR   IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR
APPLICATION KIT.              INVESTMENT WILL BE CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND.

                              Mail your application and check to:      Mail your written purchase instructions and
                                                                       check to:

                                                                MAILING ADDRESSES:

                                          STANDARD DELIVERY                         OVERNIGHT DELIVERY
                                              Rydex|SGI                                 Rydex|SGI
                                           Attn: Ops. Dept.                          Attn: Ops. Dept.
                                           P.O. Box 758567                          200 SW 6th Street
                                        Topeka, KS 66675-8567                     Topeka, KS 66603-3704

                               INITIAL PURCHASE                        SUBSEQUENT PURCHASES

                              Submit new account paperwork, and then   Be sure to designate in your wire instructions
                              call Rydex|SGI to obtain your            the Rydex|SGI Fund(s) you want to purchase.
                              account number.

                              -   MAKE SURE TO DESIGNATE THE
BY WIRE                           RYDEX|SGI FUND(S) YOU WANT TO
                                  PURCHASE.

                              -   MAKE SURE YOUR INVESTMENT MEETS
                                  THE ACCOUNT MINIMUM.


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
RYDEX|SGI                     To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU
CLIENT SERVICES               SHOULD CALL RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE
PHONE NUMBER:                 TRANSACTION CUT-OFF TIME FOR THE RYDEX|SGI FUND(S) YOU ARE PURCHASING:
800.820.0888
OR                            -    Account Number
301.296.5406                  -    Fund Name
                              -    Amount of Wire
                              -    Fed Wire Reference Number (upon request)

                              You will receive a confirmation number to verify that your purchase order has been accepted.

                              IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER
                              MAY NOT BE PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                              WIRE INSTRUCTIONS:
                              U.S. Bank
                              Cincinnati, OH
                              Routing Number: 0420-00013
                              For Account of: Rydex|SGI Account Number: 48038-9030
                              [Your Name]
                              [Your shareholder account number]

                              IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT MAY BE
                              CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND.

                              INITIAL PURCHASE                         SUBSEQUENT PURCHASES

BY ACH                        Submit new account paperwork, and then    SUBSEQUENT PURCHASES MADE VIA ACH MUST
(FAX)                         call Rydex|SGI to obtain your account     BE A MINIMUM OF $20. To make a
                              number. Be sure to complete the           subsequent purchase send written
                              "Electronic Investing via ("ACH")"        purchase instructions that include:
                              section. Then, fax it to Rydex|SGI
RYDEX|SGI FAX NUMBER:         (ONLY Individual, Joint and UGMA/UTMA    - YOUR NAME
301.296.5103                  accounts may be opened by fax).
                                                                       - YOUR SHAREHOLDER ACCOUNT NUMBER
                              -    MAKE SURE TO INCLUDE A LETTER OF
                                   INSTRUCTION REQUESTING THAT WE      - THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE
                                   PROCESS YOUR PURCHASE BY ACH.
                                                                       - ACH BANK INFORMATION (IF NOT ON RECORD).
                              -    MAKE SURE TO DESIGNATE THE
                                   RYDEX|SGI FUND(S) YOU WANT TO
                                   PURCHASE.

                              -    MAKE SURE YOUR INVESTMENT MEETS
                                   THE ACCOUNT MINIMUM.

BY ACH (INTERNET)             Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com


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

CANCELLED PURCHASE ORDERS

Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

-    if your bank does not honor your check for any reason

-    if the transfer agent (Rydex|SGI) does not receive your wire transfer

-    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

-    if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by:


                    STANDARD DELIVERY                OVERNIGHT DELIVERY

MAIL                    Rydex|SGI                        Rydex|SGI
                     Attn: Ops. Dept.                 Attn: Ops. Dept.
                     P.O. Box 758567                 200 SW 6th Street
                  Topeka, KS 66675-8567            Topeka, KS 66603-3704

            301.296.5103
FAX If you send your redemption order by fax, you must call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name


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     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.

All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

     SIGNATURE GUARANTEES

     Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.

REDEEMING SHARES BY DRAFT WRITING

If you hold shares directly, you may redeem shares from the U.S. Government Money Market Fund by writing drafts for $100 or more on your existing account. The drafts may be made payable to any person or entity and your account will continue to earn dividends until the draft clears. Drafts may not be used for electronic funds transfers (I.E., electronic bill payments or ACH). If your balance in the U.S. Government Money Market Fund is insufficient to cover the amount of your draft, the transfer agent will automatically exchange sufficient funds from your Rydex|SGI Fund with the highest account balance to cover the draft.

You can obtain a draft writing application by calling 800.820.0888. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a draft to close


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

your account. There is no fee for the draft writing privilege, but if payment on a draft is stopped upon your request, or if the draft cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your draft for payment. Rydex|SGI may also charge a $25 fee for a draft that cannot be honored due to insufficient funds. The Funds may suspend the draft writing privilege at any time.

LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum account balance. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES

Unlike most mutual funds, the Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of Advisor Class Shares or H-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund for Advisor Class Shares or H-Class Shares of any other Rydex Series Fund or Rydex Dynamic Fund on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex|SGI Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Series Funds and Rydex Dynamic Funds" for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send exchange requests to Rydex|SGI by:

                    STANDARD DELIVERY                OVERNIGHT DELIVERY
                        Rydex|SGI                         Rydex|SGI
MAIL                 Attn: Ops. Dept.                 Attn: Ops. Dept.
                     P.O. Box 758567                  200 SW 6th Street
                  Topeka, KS 66675-8567             Topeka, KS 66603-3704

FAX         301.296.5101
            If you send your exchange request by fax, you must call Rydex|SGI Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 OR 301.296.5406

INTERNET    Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:


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

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

EXCHANGES WITH OTHER RYDEX SERIES FUNDS AND RYDEX DYNAMIC FUNDS

On any Business Day, investors may make exchanges of Advisor Class Shares or H-Class Shares of the Funds for Advisor Class Shares or H-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS AND ALL OF THE RYDEX DYNAMIC FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN OF THE RYDEX SERIES FUNDS DO NOT ALLOW UNLIMITED TRADING. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX|SGI FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX|SGI FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE.

You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

eDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE - 1(800) 717-7776

You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.


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

SERVICE AND OTHER FEES

Rydex|SGI may charge the following administrative fees on accounts held directly through the Funds' transfer agent for services associated with the following:

     -    $15 for wire transfers of redemption proceeds under $5,000

     -    $50 on purchase checks returned for insufficient funds

     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     - $15 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or ACH transactions

     -    $15 per year for low balance accounts

     - Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), and Rydex|SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex|SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account. If you liquidate your account during the year any unpaid annual maintenance fee will be deducted at that time.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, and 403(b). This fee will be deducted from the proceeds of your redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.


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

RIGHTS RESERVED BY THE FUND

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES

ADVISOR CLASS SHARES

The Funds have adopted a Distribution and Shareholder Services Plan with respect to Advisor Class Shares that allows the Funds to pay distribution and services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution or shareholder services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of a Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because these Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

H-CLASS SHARES

The Funds have adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows each Fund to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/or shareholder services ("Service Providers"). Each Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of each Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.


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DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund, which declares dividends daily and pays them monthly or upon redemption. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUNDS

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as each Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income and subject to certain limitations. The U.S. Government Money Market Fund expects to make distributions that will not be treated as qualified dividend income.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.


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     -    Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Funds from U.S. corporations, subject to certain limitations.

     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.

     - The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

     - Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds. In addition, the Funds may be able to pass along a tax credit for foreign income taxes that they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Dynamic or Rydex Series Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

The Funds are not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of operations of that Fund's Advisor Class Shares or H-Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the years ended March 31, 2010, 2009, 2008 and 2007 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the financial statements and related notes, appear in the Funds' 2010 Annual Report. The information for the year ended March 31, 2006 was audited by a predecessor independent registered public accounting firm. The 2010 Annual Report is available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2010 Annual Report is incorporated by reference in the SAI.

                                                          NET
                                                       INCREASE
                                              NET     (DECREASE)
                                            REALIZED      IN
                                              AND      NET ASSET
                     NET ASSET     NET     UNREALIZED    VALUE   DISTRIBUTIONS DISTRIBUTIONS
                       VALUE,  INVESTMENT    GAINS     RESULTING    FROM NET      FROM NET
                     BEGINNING   INCOME   (LOSSES) ON    FROM      INVESTMENT     REALIZED       TOTAL
YEAR ENDED           OF PERIOD   (LOSS)+  INVESTMENTS OPERATIONS     INCOME        GAINS     DISTRIBUTIONS
----------           --------- ---------- ----------- ---------- ------------- ------------- -------------
NOVA FUND ADVISOR CLASS
   MARCH 31, 2010      $10.73    $(.01)     $  8.40    $  8.39      $ (.15)        $  --        $ (.15)
   March 31, 2009       24.72      .08       (13.98)    (13.90)       (.09)           --          (.09)
   March 31, 2008       29.44      .23        (4.27)     (4.04)       (.68)           --          (.68)
   March 31, 2007       27.73     (.28)        4.00       3.72       (2.01)           --         (2.01)
   March 31, 2006       25.08     (.25)        3.75       3.50        (.85)           --          (.85)
S&P 500 FUND H-CLASS
   MARCH 31, 2010       15.78      .06         7.44       7.50        (.11)           --          (.11)
   March 31, 2009       25.90      .13       (10.21)    (10.08)       (.04)           --          (.04)
   March 31, 2008       27.31      .39        (1.66)     (1.27)       (.14)           --          (.14)
   March 31, 2007*      25.00      .30         2.52       2.82        (.11)         (.40)         (.51)
INVERSE S&P 500 STRATEGY FUND ADVISOR CLASS
   MARCH 31, 2010       50.83     (.63)      (18.08)    (18.71)       (.06)           --          (.06)
   March 31, 2009       37.72     (.13)       14.07      13.94        (.83)           --          (.83)
   March 31, 2008       36.00      .73         2.51       3.24       (1.52)           --         (1.52)
   March 31, 2007+++    38.55     (.35)       (1.10)     (1.45)      (1.10)           --         (1.10)
   March 31, 2006+++    41.80     (.40)       (2.25)     (2.65)       (.60)           --          (.60)
NASDAQ-100(R) FUND ADVISOR CLASS
   MARCH 31, 2010        7.72     (.12)        4.49       4.37          --            --            --
   March 31, 2009       11.23     (.11)       (3.40)     (3.51)         --            --            --
   March 31, 2008       11.26     (.12)         .09      (.03)          --            --            --
   March 31, 2007       10.90     (.11)         .47        .36          --            --            --
   March 31, 2006        9.60     (.10)        1.44       1.34        (.04)           --          (.04)
INVERSE NASDAQ-100(R) STRATEGY FUND ADVISOR CLASS
   MARCH 31, 2010       24.37     (.32)       (9.51)     (9.83)         --            --            --
   March 31, 2009       20.77     (.06)        4.03       3.97        (.37)           --          (.37)
   March 31, 2008       21.28      .51         (.33)       .18        (.69)           --          (.69)
   March 31, 2007       21.51     (.22)         .55        .33        (.56)           --          (.56)
   March 31, 2006       24.34     (.22)       (2.28)     (2.50)       (.33)           --          (.33)

                                                      RATIOS TO
                                                 AVERAGE NET ASSETS:
                                       ---------------------------------------
                                                                     COMBINED
                       NET                                              NET
                      ASSET                                  NET    INVESTMENT            NET ASSETS,
                     VALUE,    TOTAL     TOTAL     NET   INVESTMENT   INCOME   PORTFOLIO     END OF
                     END OF INVESTMENT EXPENSES EXPENSES   INCOME     (LOSS)    TURNOVER PERIOD (000'S
YEAR ENDED           PERIOD   RETURN++   (BOX)    (BOX)    (LOSS)   (TRIANGLE)    RATE      OMITTED)
----------           ------ ---------- -------- -------- ---------- ---------- --------- -------------
NOVA FUND ADVISOR CLASS
   MARCH 31, 2010    $18.97   78.35%   1.78%     1.78%    (0.03)%        --        68%     $ 11,746
   March 31, 2009     10.73  (56.26)%  1.79%     1.79%     0.45%         --       143%       10,853
   March 31, 2008     24.72  (14.16)%  1.77%     1.77%     0.78%         --       115%       19,218
   March 31, 2007     29.44   13.41%   1.75%     1.75%     0.73%         --       144%       36,441
   March 31, 2006     27.73   14.07%   1.85%     1.74%    (0.96)%      0.44%      192%       41,002
S&P 500 FUND H-CLASS
   MARCH 31, 2010     23.17   47.58%   1.53%     1.53%     0.29%         --        58%      194,193
   March 31, 2009     15.78  (38.94)%  1.53%     1.53%     0.64%         --       168%      139,759
   March 31, 2008     25.90   (4.72)%  1.48%     1.48%     1.40%         --       396%       78,963
   March 31, 2007*    27.31   11.29%   1.54%**   1.54%**   1.33%**       --       119%        6,374
INVERSE S&P 500 STRATEGY FUND ADVISOR CLASS
   MARCH 31, 2010     32.06  (36.82)%  1.93%     1.93%    (1.63)%        --        --         9,607
   March 31, 2009     50.83   36.96%   1.93%     1.93%    (0.30)%        --        --        15,305
   March 31, 2008     37.72    9.56%   1.92%     1.92%     2.64%         --        --        11,131
   March 31, 2007+++  36.00   (3.67)%  1.87%     1.87%     3.34%         --        --        22,712
   March 31, 2006+++  38.55   (6.32)%  1.91%     1.88%    (0.95)%      1.79%       --        45,332
NASDAQ-100(R) FUND ADVISOR CLASS
   MARCH 31, 2010     12.09   56.61%   1.80%     1.80%    (1.13)%        --        34%       17,859
   March 31, 2009      7.72  (31.26)%  1.79%     1.79%    (1.11)%        --        55%       18,078
   March 31, 2008     11.23   (0.27)%  1.78%     1.78%    (0.99)%        --        57%       15,184
   March 31, 2007     11.26    3.30%   1.73%     1.73%    (1.07)%        --        71%        9,349
   March 31, 2006     10.90   13.92%   1.70%     1.70%    (1.00)%        --       122%       27,832
INVERSE NASDAQ-100(R) STRATEGY FUND ADVISOR CLASS
   MARCH 31, 2010     14.54  (40.34)%  1.97%     1.97%    (1.84)%        --        --           916
   March 31, 2009     24.37   18.88%   1.97%     1.97%    (0.29)%        --        --           476
   March 31, 2008     20.77    1.43%   1.98%     1.98%     2.56%         --        --         3,744
   March 31, 2007     21.28    1.56%   1.90%     1.90%     3.29%         --        --        11,436
   March 31, 2006     21.51  (10.27)%  1.89%     1.89%    (0.96)%      1.71%       --        10,390

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                          NET
                                                       INCREASE
                                              NET     (DECREASE)
                                            REALIZED      IN
                                              AND      NET ASSET
                     NET ASSET     NET     UNREALIZED    VALUE   DISTRIBUTIONS DISTRIBUTIONS
                       VALUE,  INVESTMENT    GAINS     RESULTING    FROM NET      FROM NET
                     BEGINNING   INCOME   (LOSSES) ON    FROM      INVESTMENT     REALIZED       TOTAL
YEAR ENDED           OF PERIOD   (LOSS)+  INVESTMENTS OPERATIONS     INCOME        GAINS     DISTRIBUTIONS
----------           --------- ---------- ----------- ---------- ------------- ------------- -------------
MID-CAP 1.5X STRATEGY FUND H-CLASS
   MARCH 31, 2010      $ 13.33   $(.15)     $ 13.71    $ 13.56      $   --        $    --       $   --
   March 31, 2009        32.40      .01      (17.76)    (17.75)         --          (1.32)       (1.32)
   March 31, 2008        41.58      .25       (7.49)     (7.24)       (.26)         (1.68)       (1.94)
   March 31, 2007        40.17      .06        2.72       2.78          --          (1.37)       (1.37)
   March 31, 2006        31.86       --ss.     8.69       8.69          --           (.38)        (.38)
INVERSE MID-CAP STRATEGY FUND H-CLASS
   MARCH 31, 2010        48.21     (.55)     (20.31)    (20.86)         --             --           --
   March 31, 2009        37.07     (.27)      11.45      11.18        (.04)            --         (.04)
   March 31, 2008        33.78      .78        3.14       3.92        (.63)            --         (.63)
   March 31, 2007        37.04     1.35       (1.82)      (.47)      (2.79)            --        (2.79)
   March 31, 2006        44.01      .83       (7.15)     (6.32)       (.65)            --         (.65)
RUSSELL 2000(R)1.5X STRATEGY FUND H-CLASS
   MARCH 31, 2010        12.47     (.19)      12.93      12.74          --             --           --
   March 31, 2009        28.62     (.02)     (16.13)    (16.15)         --             --           --
   March 31, 2008        37.22      .30       (8.82)     (8.52)       (.08)            --         (.08)
   March 31, 2007        37.32      .10        1.23       1.33          --          (1.43)       (1.43)
   March 31, 2006        27.51      .03        9.78       9.81          --             --           --
RUSSELL 2000(R)FUND H-CLASS
   MARCH 31, 2010        14.31     (.16)       8.78       8.62          --             --           --
   March 31, 2009        23.57     (.02)      (9.24)     (9.26)         --             --           --
   March 31, 2008        27.64      .51       (4.38)     (3.87)       (.20)            --         (.20)
   March 31, 2007*       25.00      .34        2.44       2.78        (.14)            --         (.14)
INVERSE RUSSELL 2000(R)STRATEGY FUND H-CLASS
   MARCH 31, 2010        48.05     (.53)     (20.51)    (21.04)         --             --           --
   March 31, 2009        39.07     (.19)       9.56       9.37        (.39)            --         (.39)
   March 31, 2008        35.02     1.05        4.41       5.46       (1.41)            --        (1.41)
   March 31, 2007        36.98     1.36       (1.63)      (.27)      (1.69)            --        (1.69)
   March 31, 2006        46.09      .91       (9.30)     (8.39)       (.72)            --         (.72)
S&P 500 PURE GROWTH FUND H-CLASS
   MARCH 31, 2010        15.81     (.14)      10.83      10.69          --             --           --
   March 31, 2009        25.10     (.09)      (9.20)     (9.29)         --             --           --
   March 31, 2008        27.16     (.17)      (1.50)     (1.67)         --           (.39)        (.39)
   March 31, 2007        26.11     (.14)       1.19       1.05          --             --           --
   March 31, 2006        24.49     (.05)       1.69       1.64          --           (.02)        (.02)
S&P 500 PURE VALUE FUND H-CLASS
   MARCH 31, 2010+++     35.67      .32       44.70      45.02        (.78)            --         (.78)
   March 31, 2009+++    100.00     1.40      (56.88)    (55.48)      (1.05)         (7.80)       (8.85)
   March 31, 2008+++    167.30     1.80      (29.85)    (28.05)      (9.95)        (29.30)      (39.25)
   March 31, 2007+++    145.60     1.75       21.75      23.50       (1.05)          (.75)       (1.80)
   March 31, 2006+++    132.80     1.15       13.67      14.82          --          (2.02)       (2.02)



                                                       RATIOS TO
                                                  AVERAGE NET ASSETS:
                       NET              ---------------------------------------
                      ASSET                                              NET               NET ASSETS,
                     VALUE,     TOTAL           OPERATING            INVESTMENT PORTFOLIO     END OF
                     END OF  INVESTMENT   TOTAL  EXPENSES     NET      INCOME    TURNOVER PERIOD (000'S
YEAR ENDED           PERIOD    RETURN++ EXPENSES     @     EXPENSES    (LOSS)      RATE      OMITTED)
----------           ------  ---------- -------- -------- ---------- ---------- --------- -------------
MID-CAP 1.5X STRATEGY FUND H-CLASS
   MARCH 31, 2010    $ 26.89  101.73%    1.68%      --      1.68%      (0.73)%      219%    $ 30,825
   March 31, 2009      13.33  (54.71)%   1.68%      --      1.68%       0.06%       204%      11,063
   March 31, 2008      32.40  (18.31)%   1.67%      --      1.67%       0.61%       226%      11,763
   March 31, 2007      41.58    7.08%    1.67%      --      1.67%       0.16%       296%      24,918
   March 31, 2006      40.17   27.36%    1.90%      --      1.64%       0.01%       528%      50,883
INVERSE MID-CAP STRATEGY FUND H-CLASS
   MARCH 31, 2010      27.35  (43.27)%   1.68%      --      1.68%      (1.55)%       --        2,891
   March 31, 2009      48.21   30.14%    1.70%      --      1.70%      (0.62)%       --        7,350
   March 31, 2008      37.07   11.83%    1.65%      --      1.65%       2.26%        --       46,630
   March 31, 2007      33.78   (1.38)%   1.66%      --      1.66%       3.51%        --       15,531
   March 31, 2006      37.04  (14.42)%   1.64%      --      1.64%       2.01%        --       18,475
RUSSELL 2000(R)1.5X STRATEGY FUND H-CLASS
   MARCH 31, 2010      25.21  102.17%    1.71%      --      1.71%      (0.94)%      109%      23,320
   March 31, 2009      12.47  (56.43)%   1.70%      --      1.70%      (0.07)%      288%      13,807
   March 31, 2008      28.62  (22.93)%   1.67%      --      1.67%       0.83%       227%      13,839
   March 31, 2007      37.22    3.57%    1.66%      --      1.66%       0.27%       179%      42,861
   March 31, 2006      37.32   35.66%    2.05%      --      1.64%       0.10%       441%     170,698
RUSSELL 2000(R)FUND H-CLASS
   MARCH 31, 2010      22.93   60.24%    1.56%    1.56%       --      (0.83)%       370%      32,790
   March 31, 2009      14.31  (39.29)%   1.55%    1.55%       --      (0.09)%       485%      19,847
   March 31, 2008      23.57  (14.08)%   1.52%    1.52%       --       1.86%        535%       4,327
   March 31, 2007*     27.64   11.13%    1.52%**  1.52%**     --       1.55%**      335%      13,248
INVERSE RUSSELL 2000(R)STRATEGY FUND H-CLASS
   MARCH 31, 2010      27.01  (43.79)%   1.71%    1.71%       --      (1.58)%        --       25,924
   March 31, 2009      48.05   23.93%    1.97%    1.70%       --      (0.45)%       214%      30,131
   March 31, 2008      39.07   16.10%    1.89%    1.89%       --       2.93%         --       42,554
   March 31, 2007      35.02   (0.67)%   1.65%    1.65%       --       3.56%         --       48,718
   March 31, 2006      36.98  (18.36)%   1.65%    1.65%       --       2.14%         --       52,201
S&P 500 PURE GROWTH FUND H-CLASS
   MARCH 31, 2010      26.50   67.62%    1.53%      --        --      (0.60)%       699%      15,874
   March 31, 2009      15.81  (37.01)%   1.53%      --        --      (0.41)%       573%      12,512
   March 31, 2008      25.10   (6.28)%   1.53%      --        --      (0.62)%       450%      11,937
   March 31, 2007      27.16    4.02%    1.52%      --        --      (0.53)%     1,029%      49,087
   March 31, 2006      26.11    6.71%    1.49%      --        --      (0.19)%     1,276%      32,258
S&P 500 PURE VALUE FUND H-CLASS
   MARCH 31, 2010+++   79.91  126.50%    1.54%      --        --       0.47%        673%     148,578
   March 31, 2009+++   35.67  (57.23)%   1.53%      --        --       2.36%      1,448%       4,558
   March 31, 2008+++  100.00  (19.98)%   1.53%      --        --       1.11%        289%      18,459
   March 31, 2007+++  167.30   16.21%    1.51%      --        --       1.12%        389%     184,082
   March 31, 2006+++  145.60   11.20%    1.49%      --        --       0.82%      1,054%      56,005

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                          NET
                                                       INCREASE
                                              NET     (DECREASE)
                                            REALIZED      IN
                                              AND      NET ASSET
                     NET ASSET     NET     UNREALIZED    VALUE   DISTRIBUTIONS DISTRIBUTIONS
                       VALUE,  INVESTMENT    GAINS     RESULTING    FROM NET      FROM NET
                     BEGINNING   INCOME   (LOSSES) ON    FROM      INVESTMENT     REALIZED       TOTAL
YEAR ENDED           OF PERIOD   (LOSS)+  INVESTMENTS OPERATIONS     INCOME        GAINS     DISTRIBUTIONS
----------           --------- ---------- ----------- ---------- ------------- ------------- -------------
S&P MIDCAP 400 PURE GROWTH FUND H-CLASS
   MARCH 31, 2010      $18.21    $ (.26)    $ 14.30    $ 14.04      $  --         $   --        $   --
   March 31, 2009       26.68      (.22)      (8.25)     (8.47)        --             --            --
   March 31, 2008       30.75      (.28)      (1.41)     (1.69)        --          (2.38)        (2.38)
   March 31, 2007       31.95      (.24)        .66        .42         --          (1.62)        (1.62)
   March 31, 2006       26.86      (.19)       5.41       5.22         --           (.13)         (.13)
S&P MIDCAP 400 PURE VALUE FUND H-CLASS
   MARCH 31, 2010       13.67       .10       16.76      16.86       (.10)            --          (.10)
   March 31, 2009       29.71       .47      (16.51)    (16.04)        --             --            --
   March 31, 2008       36.58       .35       (6.29)     (5.94)      (.93)            --          (.93)
   March 31, 2007       31.82       .46        4.46       4.92         --           (.16)         (.16)
   March 31, 2006       27.49       .07        4.45       4.52        (--)ss.       (.19)         (.19)
S&P SMALLCAP 600 PURE GROWTH FUND H-CLASS
   MARCH 31, 2010       16.94      (.25)      11.79      11.54         --             --            --
   March 31, 2009       27.45      (.13)     (10.38)    (10.51)        --             --            --
   March 31, 2008       32.62      (.26)      (3.58)     (3.84)        --          (1.33)        (1.33)
   March 31, 2007       32.27      (.33)        .68        .35         --             --            --
   March 31, 2006       27.97      (.22)       5.32       5.10         --           (.80)         (.80)
S&P SMALLCAP 600 PURE VALUE FUND H-CLASS
   MARCH 31, 2010       11.07      (.12)      15.41      15.29       (.03)         (6.76)        (6.79)
   March 31, 2009       26.53       .27      (15.36)    (15.09)      (.37)            --          (.37)
   March 31, 2008       35.51       .33       (9.04)     (8.71)      (.27)            --          (.27)
   March 31, 2007       33.38       .15        2.01       2.16         --           (.03)         (.03)
   March 31, 2006       28.24       .06        5.58       5.64         --           (.50)         (.50)
EUROPE 1.25X STRATEGY FUND H-CLASS
   MARCH 31, 2010        8.36       .03        5.81       5.84         --             --            --
   March 31, 2009       22.26       .21      (14.11)    (13.90)        --             --            --
   March 31, 2008       24.14       .57       (1.52)      (.95)      (.23)          (.70)         (.93)
   March 31, 2007       20.06       .59        3.61       4.20       (.12)            --          (.12)
   March 31, 2006       17.13       .22        3.03       3.25         --           (.32)         (.32)



                                                 RATIOS TO
                                            AVERAGE NET ASSETS:
                       NET             -----------------------------
                      ASSET                                  NET               NET ASSETS,
                     VALUE,    TOTAL                     INVESTMENT PORTFOLIO     END OF
                     END OF INVESTMENT   TOTAL     NET     INCOME    TURNOVER PERIOD (000'S
YEAR ENDED           PERIOD   RETURN++ EXPENSES EXPENSES   (LOSS)      RATE      OMITTED)
----------           ------ ---------- -------- -------- ---------- --------- -------------
S&P MIDCAP 400 PURE GROWTH FUND H-CLASS
   MARCH 31, 2010    $32.25   77.10%      1.54%      --    (0.99)%      626%    $ 64,449
   March 31, 2009     18.21  (31.75)%     1.55%      --    (0.95)%    1,281%      15,591
   March 31, 2008     26.68   (6.25)%     1.51%      --    (0.92)%      736%      14,158
   March 31, 2007     30.75    1.42%      1.52%      --    (0.80)%      537%       7,715
   March 31, 2006     31.95   19.46%      1.50%      --    (0.63)%      681%      48,888
S&P MIDCAP 400 PURE VALUE FUND H-CLASS
   MARCH 31, 2010     30.43  123.43%      1.53%      --     0.37%       443%     199,458
   March 31, 2009     13.67  (53.99)%     1.54%      --     2.01%       977%       3,985
   March 31, 2008     29.71  (16.48)%     1.54%      --     0.96%       297%       6,512
   March 31, 2007     36.58   15.49%      1.52%      --     1.39%       625%      76,513
   March 31, 2006     31.82   16.47%      1.48%      --     0.25%       558%      31,340
S&P SMALLCAP 600 PURE GROWTH FUND H-CLASS
   MARCH 31, 2010     28.48   68.12%      1.53%      --    (1.05)%    1,476%      10,072
   March 31, 2009     16.94  (38.29)%     1.56%      --    (0.55)%    1,066%       9,795
   March 31, 2008     27.45  (12.23)%     1.53%      --    (0.79)%      834%       6,259
   March 31, 2007     32.62    1.08%      1.53%      --    (1.05)%      623%      18,171
   March 31, 2006     32.27   18.44%      1.50%      --    (0.73)%    1,003%      73,489
S&P SMALLCAP 600 PURE VALUE FUND H-CLASS
   MARCH 31, 2010     19.57  150.07%      1.54%    1.54%   (0.62)%      443%     216,500
   March 31, 2009     11.07  (57.20)%     1.55%    1.55%    1.40%       878%      21,489
   March 31, 2008     26.53  (24.56)%     1.48%    1.48%    1.04%       566%      51,563
   March 31, 2007     35.51    6.46%      1.52%    1.52%    0.46%       728%      10,478
   March 31, 2006     33.38   20.20%      1.50%    1.50%    0.19%       806%     102,448
EUROPE 1.25X STRATEGY FUND H-CLASS
   MARCH 31, 2010     14.20   69.86%      1.70%    1.70%    0.21%     1,353%       6,989
   March 31, 2009      8.36  (62.44)%     1.71%    1.71%    1.22%       384%       4,739
   March 31, 2008     22.26   (4.60)%     1.67%    1.67%    2.20%       320%      21,670
   March 31, 2007     24.14   20.95%      1.66%    1.66%    2.63%       373%      57,887
   March 31, 2006     20.06   19.17%      1.64%    1.63%    1.21%       454%      46,066

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                     NET INCREASE
                                        NET REALIZED  (DECREASE)
                                            AND      IN NET ASSET
                   NET ASSET     NET     UNREALIZED     VALUE     DISTRIBUTIONS DISTRIBUTIONS
                     VALUE,  INVESTMENT    GAINS       RESULTING     FROM NET      FROM NET
                   BEGINNING   INCOME   (LOSSES) ON      FROM       INVESTMENT    REALIZED        TOTAL
YEAR ENDED         OF PERIOD   (LOSS)+   INVESTMENTS  OPERATIONS      INCOME       GAINS      DISTRIBUTIONS
----------         --------- ---------- ------------ ------------ ------------- ------------- -------------
JAPAN 2X STRATEGY FUND H-CLASS
   MARCH 31, 2010    $ 9.01   $ (.21)     $  7.68      $  7.47       $  --        $   --         $  --
   March 31, 2009     25.12     (.08)      (16.22)      (16.30)       (.01)           --          (.01)
   March 31, 2008*    25.00       --ss.       .12          .12          --            --            --
STRENGTHENING DOLLAR 2X STRATEGY FUND H-CLASS
   MARCH 31, 2010     19.56     (.25)       (3.00)       (3.25)         --            --            --
   March 31, 2009     19.83      .02         6.44         6.46          --         (6.73)        (6.73)
   March 31, 2008     25.33      .57        (6.07)       (5.50)         --            --            --
   March 31, 2007     27.71      .90        (3.28)       (2.38)         --            --            --
   March 31, 2006*    25.00      .51         2.33         2.84        (.13)           --          (.13)
WEAKENING DOLLAR 2X STRATEGY FUND H-CLASS
   MARCH 31, 2010     16.37     (.30)        1.89         1.59          --            --            --
   March 31, 2009     29.25     (.03)       (8.80)       (8.83)      (1.28)        (2.77)        (4.05)
   March 31, 2008     26.18      .68         7.17         7.85       (4.78)          (--)ss.     (4.78)
   March 31, 2007     22.69      .90         2.59         3.49          --            --            --
   March 31, 2006*    25.00      .49        (2.66)       (2.17)       (.14)           --          (.14)
REAL ESTATE FUND H-CLASS
   MARCH 31, 2010     12.82      .50        11.04        11.54        (.14)           --          (.14)
   March 31, 2009     32.40      .61       (19.29)      (18.68)       (.90)           --          (.90)
   March 31, 2008     42.14      .53       (10.04)       (9.51)       (.23)           --          (.23)
   March 31, 2007     36.47      .54         5.42         5.96        (.17)         (.12)         (.29)
   March 31, 2006     27.85      .57         8.25         8.82          --          (.20)         (.20)
GOVERNMENT LONG BOND 1.2X STRATEGY FUND ADVISOR CLASS
   MARCH 31, 2010     13.66      .32        (2.80)       (2.48)       (.30)           --          (.30)
   March 31, 2009     11.72      .31         1.93         2.24        (.30)           --          (.30)
   March 31, 2008     10.54      .34         1.19         1.53        (.35)           --          (.35)
   March 31, 2007     10.50      .37          .03          .40        (.36)           --          (.36)
   March 31, 2006     11.07      .37         (.57)        (.20)       (.37)           --          (.37)

                                                            RATIOS TO
                                                       AVERAGE NET ASSETS:
                                                       -------------------
                              NET ASSET                            NET                NET ASSETS,
                    PAYMENTS    VALUE,    TOTAL                 INVESTMENT PORTFOLIO   END OF
                       BY       END OF  INVESTMENT       TOTAL    INCOME   TURNOVER  PERIOD (000'S
YEAR ENDED         AFFILIATES  PERIOD    RETURN++      EXPENSES   (LOSS)     RATE      OMITTED)
----------         ---------- --------- ----------     -------- ---------- --------- -------------
JAPAN 2X STRATEGY FUND H-CLASS
   MARCH 31, 2010    --        $16.48    82.91%         1.53%    (1.44)%        --     $   5,414
   March 31, 2009   .20ss.ss.    9.01   (64.10)%ss.ss.  1.52%    (0.55)%        --         6,531
   March 31, 2008*   --         25.12     0.48%         1.44%**   0.17%**       --         5,243
STRENGTHENING DOLLAR 2X STRATEGY FUND H-CLASS
   MARCH 31, 2010    --         16.31   (16.62)%        1.67%    (1.57)%        --        60,944
   March 31, 2009    --         19.56    30.25%         1.69%     0.08%         --        22,147
   March 31, 2008    --         19.83   (21.71)%        1.66%     2.44%         --        29,011
   March 31, 2007    --         25.33    (8.59)%        1.66%     3.47%         --        11,946
   March 31, 2006*   --         27.71    11.35%         1.66%**   2.19%**       --         7,270
WEAKENING DOLLAR 2X STRATEGY FUND H-CLASS
   MARCH 31, 2010    --         17.96     9.71%         1.68%    (1.57)%        --        30,036
   March 31, 2009    --         16.37   (29.86)%        1.70%    (0.13)%        --        60,249
   March 31, 2008    --         29.25    32.41%         1.67%     2.45%         --       103,867
   March 31, 2007    --         26.18    15.38%         1.65%     3.60%         --       110,480
   March 31, 2006*   --         22.69    (8.69)%        1.68%**   2.53%**       --        51,710
REAL ESTATE FUND H-CLASS
   MARCH 31, 2010    --         24.22    90.15%         1.68%     2.41%      1,520%       34,926
   March 31, 2009    --         12.82   (58.01)%        1.64%     2.14%        780%        1,757
   March 31, 2008    --         32.40   (22.60)%        1.64%     1.43%        832%       14,140
   March 31, 2007    --         42.14    16.34%         1.62%     1.35%        762%       25,784
   March 31, 2006    --         36.47    31.74%         1.59%     1.78%      1,304%       49,591
GOVERNMENT LONG BOND 1.2X STRATEGY FUND ADVISOR CLASS
   MARCH 31, 2010    --         10.88   (18.18)%        1.48%     2.76%      1,503%       28,990
   March 31, 2009    --         13.66    19.49%         1.48%     2.49%      1,794%        7,867
   March 31, 2008    --         11.72    14.82%         1.47%     3.13%      1,142%       25,181
   March 31, 2007    --         10.54     3.86%         1.46%     3.44%      1,357%       10,815
   March 31, 2006    --         10.50    (2.10)%        1.42%     3.16%      1,451%       21,200

FINANCIAL HIGHLIGHTS (CONCLUDED)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                          NET
                                                       INCREASE
                                              NET     (DECREASE)
                                            REALIZED      IN
                                              AND      NET ASSET
                     NET ASSET     NET     UNREALIZED    VALUE   DISTRIBUTIONS DISTRIBUTIONS
                       VALUE,  INVESTMENT    GAINS     RESULTING    FROM NET      FROM NET
                     BEGINNING   INCOME   (LOSSES) ON    FROM      INVESTMENT     REALIZED       TOTAL
YEAR ENDED           OF PERIOD   (LOSS)+  INVESTMENTS OPERATIONS     INCOME        GAINS     DISTRIBUTIONS
----------           --------- ---------- ----------- ---------- ------------- ------------- -------------
INVERSE GOVERNMENT LONG BOND STRATEGY FUND ADVISOR CLASS
   MARCH 31, 2010      $12.95    $ (.39)    $  1.61    $ 1.22     $   --        $   --        $   --
   March 31, 2009       16.41      (.18)      (3.28)    (3.46)        --            --            --
   March 31, 2008       19.01       .34       (2.28)    (1.94)      (.66)           --          (.66)
   March 31, 2007       19.43      (.18)        .39       .21       (.63)           --          (.63)
   March 31, 2006       18.79      (.16)        .80       .64         --            --            --
HIGH YIELD STRATEGY FUND H-CLASS
   MARCH 31, 2010       16.61      (.26)       5.38      5.12      (1.35)           --         (1.35)
   March 31, 2009       24.28      (.04)      (3.63)    (3.67)     (4.00)           --         (4.00)
   March 31, 2008*      25.00       .62       (1.27)     (.65)      (.07)           --          (.07)
INVERSE HIGH YIELD STRATEGY FUND H-CLASS
   MARCH 31, 2010       55.26      (.61)     (15.66)   (16.27)        --          (.39)         (.39)
   March 31, 2009       51.38      (.29)       5.49      5.20         --         (1.32)        (1.32)
   March 31, 2008*      50.00      1.44        (.06)     1.38         --            --            --
U.S. GOVERNMENT MONEY MARKET FUND ADVISOR CLASS
   MARCH 31, 2010        1.00        --ss.       --        --ss.     (--)ss.        --           (--)ss.
   March 31, 2009        1.00       .01          --       .01       (.01)           --          (.01)
   March 31, 2008        1.00       .03          --       .03       (.03)           --          (.03)
   March 31, 2007        1.00       .04          --       .04       (.04)           --          (.04)
   March 31, 2006        1.00       .02          --       .02       (.02)           --          (.02)

                                                      RATIOS TO
                                                 AVERAGE NET ASSETS:
                                       ---------------------------------------
                                                                     COMBINED
                       NET                                              NET
                      ASSET                                  NET    INVESTMENT            NET ASSETS,
                     VALUE,    TOTAL     TOTAL  OPERATING INVESTMENT   INCOME   PORTFOLIO   END OF
                     END OF INVESTMENT EXPENSES EXPENSES   INCOME     (LOSS)    TURNOVER PERIOD (000'S
YEAR ENDED           PERIOD   RETURN++   (BOX)   @(BOX)    (LOSS)   (TRIANGLE)    RATE     OMITTED)
----------           ------ ---------- -------- -------- ---------- ---------- --------- -------------
INVERSE GOVERNMENT LONG BOND STRATEGY FUND ADVISOR CLASS
   MARCH 31, 2010    $14.17    9.42%     3.09%    1.91%    (2.79)%        --       985%    $ 66,668
   March 31, 2009     12.95  (21.08)%    3.36%    1.91%    (1.19)%        --       584%      35,153
   March 31, 2008     16.41  (10.39)%    4.10%    1.90%     1.84%         --       550%      24,891
   March 31, 2007     19.01    1.17%     5.47%    1.86%     3.18%         --       192%      43,782
   March 31, 2006     19.43    3.41%     5.16%    1.83%    (0.90)%      0.28%      179%      99,546
HIGH YIELD STRATEGY FUND H-CLASS
   MARCH 31, 2010     20.38   31.07%     1.53%    1.53%    (1.37)%        --        --       16,368
   March 31, 2009     16.61  (16.16)%    1.56%    1.56%    (0.20)%        --        --      239,528
   March 31, 2008*    24.28   (2.61)%    1.49%**  1.49%**   2.55%**       --        --       64,290
INVERSE HIGH YIELD STRATEGY FUND H-CLASS
   MARCH 31, 2010     38.60  (29.47)%    1.53%    1.53%    (1.43)%        --        --       27,954
   March 31, 2009     55.26   10.17%     1.53%    1.53%    (0.55)%        --        --       13,799
   March 31, 2008*    51.38    2.76%     1.52%**  1.52%**   2.84%**       --        --        6,536
U.S. GOVERNMENT MONEY MARKET FUND ADVISOR CLASS
   MARCH 31, 2010      1.00    0.01%     1.43%    0.37%     0.03%         --        --      123,870
   March 31, 2009      1.00    0.65%     1.45%    1.26%     0.55%         --        --      341,425
   March 31, 2008      1.00    3.24%     1.43%    1.43%     3.25%         --        --      159,111
   March 31, 2007      1.00    3.75%     1.42%    1.42%     3.70%         --        --      204,068
   March 31, 2006      1.00    2.28%     1.39%    1.39%     2.21%         --        --      151,828

*    SINCE THE COMMENCEMENT OF OPERATIONS:

     MAY 25, 2005 -- STRENGTHENING DOLLAR 2X STRATEGY FUND H-CLASS AND WEAKENING DOLLAR 2X STRATEGY FUND H-CLASS;

     MAY 31, 2006 -- S&P 500 Fund H-Class and Russell 2000(R) Fund H-Class;

     APRIL 16, 2007 -- HIGH YIELD STRATEGY FUND H-CLASS AND INVERSE HIGH YIELD STRATEGY FUND H-CLASS;

     FEBRUARY 22, 2008 -- JAPAN 2X STRATEGY FUND H-CLASS.


**   ANNUALIZED

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ TOTAL INVESTMENT RETURN DOES NOT REFLECT THE IMPACT OF ANY APPLICABLE SALES CHARGES AND HAS NOT BEEN ANNUALIZED.

+++  REVERSE SHARE SPLITS:

     INVERSE S&P 500 Strategy Fund -- Per share amounts for the years ended March 31, 2006 and March 31, 2007 have been restated to reflect a 1:5 reverse share split effective April 23, 2007; S&P 500 PURE VALUE FUND -- PER SHARE AMOUNTS FOR THE PERIOD MARCH 31, 2006 THROUGH APRIL 19, 2009 HAVE BEEN RESTATED TO REFLECT A 1:5 REVERSE SHARE SPLIT EFFECTIVE APRIL 20, 2009 -- SEE NOTE 12.

@ OPERATING EXPENSES EXCLUDE INTEREST AND DIVIDEND EXPENSE FROM SECURITIES SOLD SHORT.

ss.  LESS THAN $.01 PER SHARE.

ss.ss. EXCLUDING THE REIMBURSEMENT, THE FUND'S TOTAL RETURN WOULD HAVE BEEN
     -64.90% FOR THE H-CLASS.

     PRIOR TO APRIL 1, 2007, THE NOVA FUND, INVERSE S&P 500 STRATEGY FUND, INVERSE NASDAQ-100(R) STRATEGY FUND, AND INVERSE GOVERNMENT LONG BOND STRATEGY FUND OPERATED UNDER A MASTER-FEEDER STRUCTURE.

(TRIANGLE) RATIOS REPRESENT COMBINED NET INVESTMENT INCOME OF THE FORMER MASTER
     PORTFOLIO AND THE FUND. RATIOS SHOWN UNDER THE CAPTION "INVESTMENT INCOME
     (LOSS)" FOR THE YEAR ENDED MARCH 31, 2006 DID NOT REFLECT THE NET INVESTMENT INCOME OF THE FORMER MASTER PORTFOLIO.

(BOX) EXPENSE RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING FORMER MASTER PORTFOLIO FOR THE YEAR ENDED MARCH 31, 2007 AND PRECEDING PERIODS.

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The Nova Fund, S&P 500 Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, S&P 500 Pure Growth, S&P 500 Pure Value, S&P MidCap 400 Pure Growth, S&P MidCap 400 Pure Value, S&P SmallCap 600 Pure Growth, S&P SmallCap 600 Pure Value, Commodities Strategy, and Managed Futures Strategy Funds (the "Rydex|SGI S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") or Citigroup Global Markets, Inc. ("Citigroup"). S&P and Citigroup make no representation, condition, warranty, express or implied, to the owners of the Rydex|SGI S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI S&P Funds particularly or the ability of the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P 500 Pure Growth Index, S&P 500 Pure Value Index, S&P MidCap 400 Pure Growth Index, S&P MidCap 400 Pure Value Index, S&P SmallCap 600 Pure Growth Index, and S&P SmallCap 600 Pure Value Index (the "S&P Indices") to track general stock market performance or provide a basis for superior investment performance. S&P's and Citigroup's only relationship to Rydex|SGI Investments ("Licensee") is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the Rydex|SGI S&P Funds. S&P and Citigroup have no obligation to take the needs of Licensee or the owners of the Rydex|SGI S&P Funds into consideration in determining, composing or calculating the S&P Indices. S&P and Citigroup are not responsible for and have not participated in the determination of the prices and amount of the Rydex|SGI S&P Funds or the timing of the issuance or sale of the Rydex|SGI S&P Funds or in the determination or calculation of the equation by which the Rydex|SGI S&P Funds are to be converted into cash. S&P and Citigroup have no obligation or liability in connection with the administration, marketing, or trading of the Rydex|SGI S&P Funds.

S&P and Citigroup do not guarantee the accuracy and/or the completeness of the S&P Indices or any data included therein and S&P and Citigroup shall have no liability for any errors, omissions, or interruptions therein. S&P and Citigroup make no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Rydex|SGI S&P Funds, or any other person or entity from the use of the S&P Indices or any data included therein. S&P and Citigroup make no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Citigroup have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Indices or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"Standard & Poor's MidCap 400," "S&P MidCap 400," Standard & Poor's SmallCap," "S&P SmallCap 600," "S&P 500 Pure Value," "S&P 500 Pure Growth," "S&P MidCap 400 Pure Value," "S&P MidCap 400 Pure Growth," "S&P SmallCap 600 Pure Value," and "S&P SmallCap 600 Pure Growth" are trademarks of The McGraw-Hill Companies, Inc. and Citigroup, Inc.

DOW JONES

STOXX

     STOXX and its licensors (the "Licensors") have no relationship to the PADCO Advisors, Inc., other than the licensing of the STOXX 50 Index and the related trademarks for use in connection with the Europe 1.25x Strategy Fund.

     STOXX AND ITS LICENSORS DO NOT:

     -    Sponsor, endorse, sell or promote the Europe 1.25x Strategy Fund.

     - Recommend that any person invest in the Europe 1.25x Strategy Fund or any other securities.

     - Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Europe 1.25x Strategy Fund.

     - Have any responsibility or liability for the administration, management or marketing of the Europe 1.25x Strategy Fund.

     - Consider the needs of the Europe 1.25x Strategy Fund or the owners of the Europe 1.25x Strategy Fund in determining, composing or calculating the STOXX 50 Index or have any obligation to do so.

     STOXX AND ITS LICENSORS WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE EUROPE 1.25X STRATEGY FUND. SPECIFICALLY,

     - STOXX AND ITS LICENSORS DO NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED AND DISCLAIM ANY AND ALL WARRANTY ABOUT:

          - THE RESULTS TO BE OBTAINED BY THE EUROPE 1.25X STRATEGY FUND, THE OWNER OF THE EUROPE 1.25X STRATEGY FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE STOXX 50 INDEX AND THE DATA INCLUDED IN THE STOXX 50 INDEX;

          -    THE ACCURACY OR COMPLETENESS OF THE STOXX 50 INDEX AND ITS DATA;

          - THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE STOXX 50 INDEX AND ITS DATA;

     - STOXX AND ITS LICENSORS WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE STOXX 50 INDEX OR ITS DATA;

     - UNDER NO CIRCUMSTANCES WILL STOXX OR ITS LICENSORS BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF STOXX OR ITS LICENSORS KNOWS THAT THEY MIGHT OCCUR.

     THE LICENSING AGREEMENT BETWEEN THE PADCO ADVISORS, INC. AND STOXX IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE EUROPE 1.25X STRATEGY FUND OR ANY OTHER THIRD PARTIES.

THE NASDAQ OMX GROUP, INC.

The NASDAQ-100(R) Fund and Inverse NASDAQ-100(R) Strategy Fund (the "Rydex|SGI NASDAQ Funds") are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Rydex|SGI NASDAQ Funds. The Corporations make no representation or warranty, express or implied to the owners of the Rydex|SGI NASDAQ Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI NASDAQ Funds particularly, or the ability of the NASDAQ-100 Index(R) to track general stock market performance. The Corporations' only relationship to Rydex Investments ("Licensee") is in the licensing of the NASDAQ(R), NASDAQ-100(R), and NASDAQ-100 Index(R) registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index(R) which is determined, composed and calculated by the Corporations without regard to Licensee or the Rydex|SGI NASDAQ Funds. The Corporations have no obligation to take the needs of the Licensee or the owners of the Rydex|SGI NASDAQ Funds into consideration in determining, composing or calculating the NASDAQ-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Rydex|SGI NASDAQ Funds to be issued or in the determination or calculation of the equation by which the Rydex|SGI NASDAQ Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Rydex|SGI NASDAQ Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE RYDEX|SGI NASDAQ FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF SUCH DAMAGES.

NIKKEI INC.

Nikkei Inc. (the "Index Publisher") does not sponsor, endorse, sell or promote any Rydex|SGI Fund and makes no representation or warranty, implied or express, to the investors in the Japan 2x Strategy Fund, or any members of the public, regarding:

     -    The advisability of investing in index funds;

     -    The ability of any index to track stock market performance;

     - The accuracy and/or the completeness of the aforementioned index or any data included therein;

     - The results to be obtained by the Japan 2x Strategy Fund, the investors in the Japan 2x Strategy Fund, or any person or entity from the use of the index or data included therein; and

     - The merchantability or fitness for a particular purpose for use with respect to the index or any data included therein.

Further, the Index Publisher does not:

     - Recommend that any person invest in the Japan 2x Strategy Fund or any other securities;

     - Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Japan 2x Strategy Fund;

     - Have any responsibility or liability for the administration, management or marketing of the Japan 2x Strategy Fund;

     - Consider the needs of the Japan 2x Strategy Fund or the investors in the Japan 2x Strategy Fund in determining, composing or calculating the index or has any obligation to do so;

     - Have any liability in connection with the Japan 2x Strategy Fund or for any errors, omissions or interruptions in connection with the index or the related data;

     - Have any liability for any lost profits or indirect punitive, special or consequential damages or losses, even if Nikkei Inc. knows that they might occur.

FRANK RUSSELL COMPANY

The Russell 2000 1.5x Strategy Fund, Russell 2000 Fund and Inverse Russell 2000 Strategy Fund (the "Rydex|SGI Russell Funds") are not sponsored or endorsed by, nor in any way affiliated with Frank Russell Company ("Russell"). Russell is not responsible for and has not reviewed the Russell Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R) Index (the "Russell Index") which is a trademark/service mark of Russell. Russell has no obligation to take the needs of any of the Rydex|SGI Russell Funds or their participants or any other product or person into consideration in determining, composing or calculating the Russell Index.

Russell's publication of the Russell Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Index is based.

Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Index or any data included in the Russell Index. Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell Index or any data included therein, or any security (or combination thereof) comprising the Russell Index. Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Index or any data or any security (or combination thereof) included therein.

Russell(R) is a trademark of the Frank Russell Company.

ICE FUTURES U.S., INC.

The Strengthening Dollar 2x Strategy and Weakening Dollar 2x Strategy Funds (the "Products") are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. ("ICE Futures"). ICE Futures makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the U.S. Dollar Index(R) to track market performance of either Product. ICE Futures' only relationship to PADCO Advisors II, Inc. ("Licensee") is the licensing of certain names and marks and of the U.S. Dollar Index(R), which is determined, composed and calculated without regard to the Licensee or the Products. ICE Futures has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing or calculating the U.S. Dollar Index(R). ICE Futures is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of interests in the Products. ICE Futures has no obligation or liability in connection with the administration, purchase, sale marketing, promotion or trading of the Products.

Ice Futures does not guarantee the accuracy and/or the completeness of the U.S. Dollar Index(R) or any data included therein. Ice Futures makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Products, or any other person or entity from the use of the U.S. Dollar Index(R) or any data included therein in connection with the rights licensed hereunder, in connection with the purchase, sale or trading of any Product, or for any other use. Ice Futures makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the U.S. Dollar Index(R) or any data included therein. Without limiting any of the foregoing, in no event shall Ice Futures have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

More information about the Index Publishers is located in the SAI.

ADDITIONAL INFORMATION

ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED AUGUST 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: publicinfo@sec.gov.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING
800.820.0888 OR 301.296.5100, VISITING THE RYDEX|SGI WEB SITE AT WWW.RYDEX-SGI.COM, OR WRITING TO RYDEX|SGI SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX|SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

(RYDEX | SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydex-sgi.com

RSFHA-1-0810x0811

RYDEX|SGI SERIES FUNDS

INVESTOR CLASS AND H-CLASS SHARES PROSPECTUS

                                                                  AUGUST 1, 2010

                              DOMESTIC EQUITY FUNDS

NOVA FUND (Investor Class: RYNVX)
S&P 500 FUND (H-Class: RYSPX)
INVERSE S&P 500 STRATEGY FUND (Investor Class: RYURX)
NASDAQ-100(R) FUND (Investor Class: RYOCX)
INVERSE NASDAQ-100(R) STRATEGY FUND (Investor Class: RYAIX)
MID-CAP 1.5X STRATEGY FUND (H-Class: RYMDX)
INVERSE MID-CAP STRATEGY FUND (H-Class: RYMHX)
RUSSELL 2000(R) 1.5X STRATEGY FUND (H-Class: RYMKX)
RUSSELL 2000(R) FUND (H-Class: RYRHX)
INVERSE RUSSELL 2000(R) STRATEGY FUND (H-Class: RYSHX)
S&P 500 PURE GROWTH FUND (H-Class: RYAWX)
S&P 500 PURE VALUE FUND (H-Class: RYZAX)
S&P MIDCAP 400 PURE GROWTH FUND (H-Class: RYBHX)
S&P MIDCAP 400 PURE VALUE FUND (H-Class: RYAVX)
S&P SMALLCAP 600 PURE GROWTH FUND (H-Class: RYWAX)
S&P SMALLCAP 600 PURE VALUE FUND (H-Class: RYAZX)

                           INTERNATIONAL EQUITY FUNDS

EUROPE 1.25X STRATEGY FUND (H-Class: RYEUX)
JAPAN 2X STRATEGY FUND (H-Class: RYJHX)

                                 SPECIALTY FUNDS

STRENGTHENING DOLLAR 2X STRATEGY FUND (H-Class: RYSBX)
WEAKENING DOLLAR 2X STRATEGY FUND (H-Class: RYWBX)
REAL ESTATE FUND (H-Class: RYHRX)

                               FIXED INCOME FUNDS

GOVERNMENT LONG BOND 1.2X STRATEGY FUND (Investor Class: RYGBX)
INVERSE GOVERNMENT LONG BOND STRATEGY FUND (Investor Class: RYJUX) HIGH YIELD STRATEGY FUND (H-Class: RYHGX)
INVERSE HIGH YIELD STRATEGY FUND (H-Class: RYIHX)

                                MONEY MARKET FUND

            U.S. GOVERNMENT MONEY MARKET FUND (Investor Class: RYMXX)

                                                                (RYDEX|SGI LOGO)
                                                   SECURITY GLOBAL INVESTORS(SM)

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FUND SUMMARIES

(INCLUDES IMPORTANT INFORMATION ABOUT THE FUND (IF APPLICABLE), FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, MANAGEMENT, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)

     DOMESTIC EQUITY FUNDS

     Nova Fund ......................................................    1
     S&P 500 Fund ...................................................    7
     Inverse S&P 500 Strategy Fund ..................................   11
     NASDAQ-100(R) Fund .............................................   17
     Inverse NASDAQ-100(R) Strategy Fund ............................   22
     Mid-Cap 1.5x Strategy Fund .....................................   28
     Inverse Mid-Cap Strategy Fund ..................................   34
     Russell 2000(R) 1.5x Strategy Fund .............................   40
     Russell 2000(R) Fund ...........................................   46
     Inverse Russell 2000(R) Strategy Fund ..........................   50
     S&P 500 Pure Growth Fund .......................................   56
     S&P 500 Pure Value Fund ........................................   60
     S&P MidCap 400 Pure Growth Fund ................................   64
     S&P MidCap 400 Pure Value Fund .................................   68
     S&P SmallCap 600 Pure Growth Fund ..............................   72
     S&P SmallCap 600 Pure Value Fund ...............................   76

     INTERNATIONAL EQUITY FUNDS

     Europe 1.25x Strategy Fund .....................................   80
     Japan 2x Strategy Fund .........................................   87

     SPECIALTY FUNDS

     Strengthening Dollar 2x Strategy Fund ..........................   93
     Weakening Dollar 2x Strategy Fund ..............................   99
     Real Estate Fund ...............................................  105

     FIXED INCOME FUNDS

     Government Long Bond 1.2x Strategy Fund ........................  109
     Inverse Government Long Bond Strategy Fund .....................  115
     High Yield Strategy Fund .......................................  121
     Inverse High Yield Strategy Fund ...............................  126
 ....
     MONEY MARKET FUND

     U.S. Government Money Market Fund ..............................  133

PURCHASE AND SALE OF FUND SHARE .....................................  136

TAX INFORMATION .....................................................  136

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES .......  136

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS ......................  137

MANAGEMENT OF THE FUNDS .............................................  160
 .......................
SHAREHOLDER INFORMATION .............................................  162

BUYING, SELLING AND EXCHANGING FUND SHARES ..........................  163

BUYING FUND SHARES ..................................................  166

SELLING FUND SHARES .................................................  169

EXCHANGING FUND SHARES ..............................................  171

ACCOUNT POLICIES ....................................................  172

DISTRIBUTION AND SHAREHOLDER SERVICES ...............................  175

DIVIDENDS AND DISTRIBUTIONS .........................................  175

ADDITIONAL TAX INFORMATION ..........................................  176

FINANCIAL HIGHLIGHTS ................................................  178

INDEX PUBLISHERS INFORMATION ........................................  182

ADDITIONAL INFORMATION ..............................................  187

NOVA FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Nova Fund (the "Fund") is very different from most other mutual funds in that it seeks DAILY LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 1.5x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and
(c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.75%
Distribution (12b-1) and Shareholder Service Fees             None
Other Expenses                                               0.53%
Total Annual Fund Operating Expenses                         1.28%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $130      $406      $702     $1,545

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and leveraged derivative instruments, which primarily consist of equity index swap agreements, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the Fund's benchmark. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $1 billion to $268 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN

THE PERFORMANCE OF THE UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than 150% of the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than 150% of the performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
       1x             1.5x           10%         25%        50%        75%        100%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -60%            -90%              -75%       -75%       -77%       -79%         -83%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -50%            -75%              -65%       -65%       -68%       -72%         -76%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -40%            -60%              -54%       -55%       -58%       -62%         -68%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -30%            -45%              -42%       -43%       -47%       -52%         -60%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -20%            -30%              -29%       -31%       -34%       -42%         -51%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -10%            -15%              -15%       -17%       -23%       -32%         -41%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
        0%              0%                0%        -2%        -9%       -19%         -32%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       10%             15%               14%        13%         5%        -6%         -21%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       20%             30%               31%        29%        19%         9%          -9%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       30%             45%               47%        45%        35%        20%           2%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       40%             60%               65%        62%        50%        35%          13%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       50%             75%               83%        79%        68%        49%          25%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       60%             90%              102%        98%        85%        63%          38%
----------------- -------------- ------------ ---------- ---------- ---------- ------------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 24.67%. The underlying index's highest one-year volatility rate during the five year period is 45.58%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -0.79%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -10.85%.

[Insert Bar Chart]

2000   -19.57%
2001   -22.22%
2002   -35.09%
2003    40.45%
2004    15.44%
2005     4.62%
2006    19.72%
2007     1.75%
2008   -54.28%
2009    36.08%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   23.95%   (quarter ended 12/31/2008)   -34.77%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                    Past 1
                                                     Year    Past 5 Years   Past 10 Years
                                                    ------   ------------   -------------

Return Before Taxes                                 36.08%      -4.54%          -6.29%
Return After Taxes on Distributions                 35.69%      -5.39%          -6.73%
Return After Taxes on Distributions and Sale of
   Fund Shares                                      23.45%      -4.16%          -5.25%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                               26.46%       0.42%          -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

S&P 500 FUND

INVESTMENT OBJECTIVE - The S&P 500 Fund (the "Fund") seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the S&P 500(R) Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                           0.75%
Distribution (12b-1) and Shareholder Service Fees         0.25%
Other Expenses                                            0.53%
Total Annual Fund Operating Expenses                      1.53%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $156      $483      $834     $1,824

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $1 billion to $268 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -7.25%.

[Insert Bar Chart]

2007     3.57%
2008   -36.54%
2009    24.81%

Highest Quarter Return                Lowest Quarter Return
(quarter ended 6/30/2009)    15.65%   (quarter ended 12/31/2008)   -22.66%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Past 1   Since Inception
                                                                        Year      (05/31/2006)
                                                                       ------   ---------------
Return Before Taxes                                                    24.81%        -2.58%
Return After Taxes on Distributions                                    24.59%        -2.86%
Return After Taxes on Distributions and Sale of Fund Shares            16.13%        -2.33%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%        -1.45%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

INVERSE S&P 500 STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse S&P 500 Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks DAILY INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the underlying index.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investments results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500(R) Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.90%
Distribution (12b-1) and Shareholder Service Fees             None
Other Expenses                                               0.53%
Total Annual Fund Operating Expenses                         1.43%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $146      $452      $782     $1,713

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Unlike a traditional index fund, the Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $1 billion to $268 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE UNDERLYING INDEX, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
       1x              -1x          10%         25%         50%         75%        100%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -60%             60%             148%        132%         96%        42%         -6%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -50%             50%              98%         87%         57%        14%        -28%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -40%             40%              65%         56%         30%        -5%        -38%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -30%             30%              42%         34%         13%       -18%        -47%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -20%             20%              24%         18%         -3%       -28%        -54%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -10%             10%              10%          4%        -13%       -36%        -59%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
        0%              0%              -1%         -6%        -22%       -43%        -64%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       10%            -10%             -10%        -15%        -29%       -48%        -67%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       20%            -20%             -17%        -22%        -35%       -53%        -69%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       30%            -30%             -24%        -28%        -40%       -56%        -71%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       40%            -40%             -29%        -33%        -44%       -60%        -73%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       50%            -50%             -34%        -37%        -48%       -62%        -76%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       60%            -60%             -38%        -41%        -51%       -65%        -78%
----------------- -------------- ----------- ----------- ----------- ---------- -----------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 24.67%. The underlying index's highest one-year volatility rate during the five year period is 45.58%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -0.79%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 4.40%.

[Insert Bar Chart]

2000    17.45%
2001    16.33%
2002    22.23%
2003   -23.73%
2004    -9.82%
2005    -0.65%
2006    -6.96%
2007     1.24%
2008    40.94%
2009   -27.25%

Highest Quarter Return                Lowest Quarter Return
(quarter ended 9/30/2001)    17.66%   (quarter ended 6/30/2009)   -15.51%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                Past 1
                                                                 Year     Past 5 Years   Past 10 Years
                                                                ------    ------------   -------------
Return Before Taxes                                             -27.25%      -0.82%          0.98%
Return After Taxes on Distributions                             -27.29%      -1.53%          0.42%
Return After Taxes on Distributions and Sale of Fund Shares     -17.72%      -1.09%          0.53%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
   TAXES)                                                        26.46%       0.42%         -0.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

NASDAQ-100(R) FUND

INVESTMENT OBJECTIVE - The NASDAQ-100(R) Fund (the "Fund") seeks to provide investment results that correspond to a benchmark for over-the-counter securities on a daily basis. The Fund's current benchmark is the NASDAQ-100 Index(R) (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.75%
Distribution (12b-1) and Shareholder Service Fees             None
Other Expenses                                               0.55%
Total Annual Fund Operating Expenses                         1.30%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $132      $412      $713     $1,568

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The NASDAQ-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on

The Nasdaq Stock Market with capitalizations ranging from $2 billion to $229 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. The Fund also may invest in American Depositary Receipts ("ADRs") to gain exposure to international companies included in the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index(R) is concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK - The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -6.80%.

[Insert Bar Chart]

2000   -37.92%
2001   -34.65%
2002   -38.55%
2003    46.24%
2004     9.67%
2005     1.33%
2006     6.27%
2007    18.05%
2008   -41.88%
2009    52.24%

Highest Quarter Return                Lowest Quarter Return
(quarter ended 12/31/2001)   34.43%   (quarter ended 9/30/2001)   -36.77%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                  Past 1
                                                   Year    Past 5 Years   Past 10 Years
                                                  ------   ------------   -------------
Return Before Taxes                               52.24%       2.38%          -7.68%
Return After Taxes on Distributions               52.24%       2.36%          -7.72%
Return After Taxes on Distributions and Sale of
   Fund Shares                                    33.96%       2.02%          -6.13%
NASDAQ-100 Index(R) (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)                       53.54%       2.79%          -6.66%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

INVERSE NASDAQ-100(R) STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse NASDAQ-100(R) Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks DAILY INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the underlying index.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index(R) (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.90%
Distribution (12b-1) and Shareholder Service Fees            None
Other Expenses                                               0.57%
Total Annual Fund Operating Expenses                         1.47%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $150      $465      $803     $1,757

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Unlike a traditional index fund, the Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The NASDAQ-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with capitalizations ranging from $2 billion to $229 billion as of June 30, 2010. The Fund may also invest in American Depositary Receipts ("ADRs") to gain inverse exposure to international companies included in the underlying index. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index(R) is concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE UNDERLYING INDEX, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
       1x              -1x          10%         25%         50%         75%        100%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -60%             60%             148%        132%         96%        42%         -6%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -50%             50%              98%         87%         57%        14%        -28%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -40%             40%              65%         56%         30%        -5%        -38%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -30%             30%              42%         34%         13%       -18%        -47%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -20%             20%              24%         18%         -3%       -28%        -54%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -10%             10%              10%          4%        -13%       -36%        -59%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
        0%              0%              -1%         -6%        -22%       -43%        -64%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       10%            -10%             -10%        -15%        -29%       -48%        -67%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       20%            -20%             -17%        -22%        -35%       -53%        -69%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       30%            -30%             -24%        -28%        -40%       -56%        -71%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       40%            -40%             -29%        -33%        -44%       -60%        -73%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       50%            -50%             -34%        -37%        -48%       -62%        -76%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       60%            -60%             -38%        -41%        -51%       -65%        -78%
----------------- -------------- ----------- ----------- ----------- ---------- -----------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 26.18%. The underlying index's highest one-year volatility rate during the five year period is 45.23%. The underlying index's annualized performance for the five year period ended June 30, 2010 is 3.08%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK - The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 3.62%.

[Insert Bar Chart]

2000    23.53%
2001    15.13%
2002    35.46%
2003   -36.92%
2004   -11.59%
2005     1.16%
2006    -1.10%

2007   -11.70%
2008    48.53%
2009   -40.34%

Highest Quarter Return                Lowest Quarter Return
(quarter ended 9/30/2001)    51.31%   (quarter ended 12/31/2001)  -28.95%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                Past 1                   Since Inception
                                                                 Year     Past 5 Years      (8/1/2003)
                                                                -------   ------------   ---------------
Return Before Taxes                                             -40.34%      -4.78%          -1.72%
Return After Taxes on Distributions                             -40.34%      -5.38%          -2.17%
Return After Taxes on Distributions and Sale of Fund Shares     -26.22%      -4.29%          -1.64%
NASDAQ-100(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
   OR TAXES)                                                     53.54%       2.79%          -6.66%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

MID-CAP 1.5X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Mid-Cap 1.5x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks DAILY LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 1.5x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and
(c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund's current benchmark is the S&P MidCap 400(R) Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.90%
Distribution (12b-1) and Shareholder Service Fees            0.25%
Other Expenses                                               0.53%
Total Annual Fund Operating Expenses                         1.68%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $171      $530      $913     $1,987

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 219% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies included in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P MidCap 400(R) Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. The S&P MidCap 400(R) Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with capitalizations ranging from $301 million to $7 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than 150% of the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than 150% of the performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
       1x             1.5x           10%         25%        50%        75%        100%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -60%            -90%              -75%       -75%       -77%       -79%         -83%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -50%            -75%              -65%       -65%       -68%       -72%         -76%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -40%            -60%              -54%       -55%       -58%       -62%         -68%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -30%            -45%              -42%       -43%       -47%       -52%         -60%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -20%            -30%              -29%       -31%       -34%       -42%         -51%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -10%            -15%              -15%       -17%       -23%       -32%         -41%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
        0%              0%                0%        -2%        -9%       -19%         -32%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       10%             15%               14%        13%         5%        -6%         -21%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       20%             30%               31%        29%        19%         9%          -9%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       30%             45%               47%        45%        35%        20%           2%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       40%             60%               65%        62%        50%        35%          13%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       50%             75%               83%        79%        68%        49%          25%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       60%             90%              102%        98%        85%        63%          38%
----------------- -------------- ------------ ---------- ---------- ---------- ------------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 27.26%. The underlying index's highest one-year volatility rate during the five year period is 49.66%. The underlying index's annualized performance for the five year period ended June 30, 2010 is 2.21%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -3.58%.

[Insert Bar Chart]

2002   -27.40%
2003    50.89%
2004    21.73%
2005    13.89%
2006    10.81%
2007     2.71%
2008   -54.70%
2009    51.53%

Highest Quarter Return                Lowest Quarter Return
(quarter ended 9/30/2009)    30.17%   (quarter ended 12/31/2008)  -39.07%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                     Past 1                  Since Inception
                                                      Year    Past 5 Years     (8/16/2001)
                                                     ------   ------------   ---------------
Return Before Taxes                                  51.53%      -2.31%           1.70%
Return After Taxes on Distributions                  51.53%      -2.91%           1.30%
Return After Taxes on Distributions and Sale of
   Fund Shares                                       33.50%      -2.01%           1.40%
S&P MidCap 400(R) Index (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)                          37.38%       3.27%           5.85%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

INVERSE MID-CAP STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse Mid-Cap Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks DAILY INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the underlying index.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.90%
Distribution (12b-1) and Shareholder Service Fees            0.25%
Other Expenses                                               0.53%
Total Annual Fund Operating Expenses                         1.68%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $171     $530       $913     $1,987

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Unlike a traditional index fund, the Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P MidCap 400(R) Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. The S&P MidCap 400(R) Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with capitalizations ranging from $301 million to $7 billion as of June 30, 2010. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE UNDERLYING INDEX, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
       1x              -1x          10%         25%         50%         75%        100%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -60%             60%             148%        132%         96%        42%         -6%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -50%             50%              98%         87%         57%        14%        -28%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -40%             40%              65%         56%         30%        -5%        -38%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -30%             30%              42%         34%         13%       -18%        -47%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -20%             20%              24%         18%         -3%       -28%        -54%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -10%             10%              10%          4%        -13%       -36%        -59%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
        0%              0%              -1%         -6%        -22%       -43%        -64%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       10%            -10%             -10%        -15%        -29%       -48%        -67%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       20%            -20%             -17%        -22%        -35%       -53%        -69%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       30%            -30%             -24%        -28%        -40%       -56%        -71%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       40%            -40%             -29%        -33%        -44%       -60%        -73%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       50%            -50%             -34%        -37%        -48%       -62%        -76%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       60%            -60%             -38%        -41%        -51%       -65%        -78%
----------------- -------------- ----------- ----------- ----------- ---------- -----------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 27.26%. The underlying index's highest one-year volatility rate during the five year period is 49.66%. The underlying index's annualized performance for the five year period ended June 30, 2010 is 2.21%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -1.60%.

[Insert Bar Chart]

2005    -8.50%
2006    -3.35%
2007    -1.52%
2008    37.53%
2009   -35.46%

Highest Quarter Return                Lowest Quarter Return
(quarter ended 12/31/2008)   18.22%   (quarter ended 6/30/2009)   -18.52%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                               Past 1                  Since Inception
                                                                Year    Past 5 Years     (2/20/2004)
                                                              -------   --------       ---------------
Return Before Taxes                                           -35.46%      -5.02%           -6.49%
Return After Taxes on Distributions                           -35.46%      -5.76%           -7.11%
Return After Taxes on Distributions and Sale of Fund Shares   -23.05%      -4.58%           -5.68%
S&P MidCap 400(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                          37.38%       3.27%            4.84%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

RUSSELL 2000(R) 1.5X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Russell 2000(R) 1.5x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks DAILY LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 1.5x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and
(c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund's current benchmark is the Russell 2000(R) Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.90%
Distribution (12b-1) and Shareholder Service Fees            0.25%
Other Expenses                                               0.56%
Total Annual Fund Operating Expenses                         1.71%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $174      $539      $928     $2,019

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 109% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 10% of the Russell 3000(R) total market capitalization and consisting of capitalizations ranging from $37 million to $3 billion as of June 30, 2010. The Russell 3000(R) Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than 150% of the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than 150% of the performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
       1x             1.5x           10%         25%        50%        75%        100%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -60%            -90%              -75%       -75%       -77%       -79%         -83%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -50%            -75%              -65%       -65%       -68%       -72%         -76%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -40%            -60%              -54%       -55%       -58%       -62%         -68%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -30%            -45%              -42%       -43%       -47%       -52%         -60%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -20%            -30%              -29%       -31%       -34%       -42%         -51%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
      -10%            -15%              -15%       -17%       -23%       -32%         -41%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
        0%              0%                0%        -2%        -9%       -19%         -32%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       10%             15%               14%        13%         5%        -6%         -21%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       20%             30%               31%        29%        19%         9%          -9%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       30%             45%               47%        45%        35%        20%           2%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       40%             60%               65%        62%        50%        35%          13%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       50%             75%               83%        79%        68%        49%          25%
----------------- -------------- ------------ ---------- ---------- ---------- ------------
       60%             90%              102%        98%        85%        63%          38%
----------------- -------------- ------------ ---------- ---------- ---------- ------------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 30.59%. The underlying index's highest one-year volatility rate during the five year period is 53.64%. The underlying index's annualized performance for the five year period ended June 30, 2010 is 0.37%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the

Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -4.70%.

[Insert Bar Chart]

2001    -7.25%
2002   -33.70%
2003    68.32%
2004    25.10%
2005     4.04%
2006    21.36%
2007    -6.88%
2008   -51.95%
2009    37.35%

Highest Quarter Return                Lowest Quarter Return
(quarter ended 6/30/2003)    36.24%   (quarter ended 12/31/2008)  -40.39%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                  Past 1                  Since Inception
                                                                   Year    Past 5 Years     (11/1/2000)
                                                                  ------   ------------   ---------------
Return Before Taxes                                               37.35%      -4.95%          -0.71%
Return After Taxes on Distributions                               37.35%      -5.07%          -0.79%
Return After Taxes on Distributions and Sale of Fund Shares       24.28%      -4.09%          -0.57%
Russell 2000(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
   OR TAXES)                                                      27.17%       0.51%           3.95%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

RUSSELL 2000(R) FUND

INVESTMENT OBJECTIVE - The Russell 2000(R) Fund (the "Fund") seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the Russell 2000(R) Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.75%
Distribution (12b-1) and Shareholder Service Fees            0.25%
Other Expenses                                               0.56%
Total Annual Fund Operating Expenses                         1.56%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $159      $493      $850     $1,856

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 370% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 10% of the

Russell 3000(R) total market capitalization and consisting of capitalizations ranging from $37 million to $3 billion as of June 30, 2010. The Russell 3000(R) Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -2.27%.

[Insert Bar Chart]

2007    -3.02%
2008   -35.20%
2009    24.85%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   20.55%   (quarter ended 12/31/2008)   -26.89%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Past 1   Since Inception
                                                                        Year      (5/31/2006)
                                                                       ------   ---------------
Return Before Taxes                                                    24.85%        -4.22%
Return After Taxes on Distributions                                    24.85%        -4.34%
Return After Taxes on Distributions and Sale of Fund Shares            16.15%        -3.61%
Russell 2000(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
   TAXES)                                                              27.17%        -2.52%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page `136 of this Prospectus.

INVERSE RUSSELL 2000(R) STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse Russell 2000(R) Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks DAILY INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the underlying index.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell 2000(R) Index (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                    0.90%
Distribution (12b-1) and Shareholder Service Fees                  0.25%
Other Expenses                                                     0.56%
Total Annual Fund Operating Expenses                               1.71%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $174      $539      $928     $2,019

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Unlike a traditional index fund, the Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 10% of the Russell 3000(R) total market capitalization and consisting of capitalizations ranging from $37 million to $3 billion as of June 30, 2010. The Russell 3000(R) Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE UNDERLYING INDEX, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
       1x              -1x          10%         25%         50%         75%        100%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -60%             60%             148%        132%         96%        42%         -6%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -50%             50%              98%         87%         57%        14%        -28%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -40%             40%              65%         56%         30%        -5%        -38%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -30%             30%              42%         34%         13%       -18%        -47%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -20%             20%              24%         18%         -3%       -28%        -54%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
      -10%             10%              10%          4%        -13%       -36%        -59%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
        0%              0%              -1%         -6%        -22%       -43%        -64%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       10%            -10%             -10%        -15%        -29%       -48%        -67%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       20%            -20%             -17%        -22%        -35%       -53%        -69%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       30%            -30%             -24%        -28%        -40%       -56%        -71%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       40%            -40%             -29%        -33%        -44%       -60%        -73%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       50%            -50%             -34%        -37%        -48%       -62%        -76%
----------------- -------------- ----------- ----------- ----------- ---------- -----------
       60%            -60%             -38%        -41%        -51%       -65%        -78%
----------------- -------------- ----------- ----------- ----------- ---------- -----------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 30.59%. The underlying index's highest one-year volatility rate during the five year period is 53.64%. The underlying index's annualized performance for the five year period ended June 30, 2010 is 0.37%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund ia subject to the risk that small-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -2.12%.

[Insert Bar Chart]

2005      -2.69%
2006     -11.39%
2007       5.10%
2008      24.78%
2009     -32.26%

Highest Quarter Return                Lowest Quarter Return
(quarter ended 12/31/2008)   17.81%   (quarter ended 6/30/2009)   -20.40%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                          Past 1                  Since Inception
                                                           Year    Past 5 Years     (2/20/2004)
                                                         -------   ------------   ---------------
Return Before Taxes                                      -32.26%      -5.19%           -6.68%
Return After Taxes on Distributions                      -32.26%      -5.93%           -7.30%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                -20.97%      -4.70%           -5.82%
Russell 2000(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                     27.17%       0.51%            2.63%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

S&P 500 PURE GROWTH FUND

INVESTMENT OBJECTIVE - The S&P 500 Pure Growth Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for large-cap growth securities. The Fund's current benchmark is the S&P 500 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)       N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE
   OF YOUR INVESTMENT)
Management Fees                                                 0.75%
Distribution (12b-1) and Shareholder Service Fees               0.25%
Other Expenses                                                  0.53%
Total Annual Fund Operating Expenses                            1.53%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $156      $483      $834     $1,824

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 699% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P 500 Pure Growth Index is narrow in focus, containing only those S&P 500 companies with strong growth characteristics. As of June 30, 2010, the S&P 500 Pure Growth Index included companies with capitalizations ranging from $2 billion to $229 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -6.73%.

[Insert Bar Chart]

2005     1.41%
2006     5.15%
2007     4.75%
2008   -39.34%
2009    48.09%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   21.70%   (quarter ended 12/31/2008)   -24.37%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            Since
                                                       Past 1   Past 5    Inception
                                                        Year     Years   (2/20/2004)
                                                       ------   ------   -----------
Return Before Taxes                                    48.09%    0.07%      0.13%
Return After Taxes on Distributions                    48.09%   -0.03%      0.06%
Return After Taxes on Distributions and Sale of Fund
   Shares                                              31.26%    0.01%      0.08%
S&P 500 Pure Growth Index (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)                            50.84%    2.50%      3.92%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

S&P 500 PURE VALUE FUND

INVESTMENT OBJECTIVE - The S&P 500 Pure Value Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for large-cap value securities. The Fund's current benchmark is the S&P 500 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.75%
Distribution (12b-1) and Shareholder Service Fees            0.25%
Other Expenses                                               0.54%
Total Annual Fund Operating Expenses                         1.54%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $157      $486      $839     $1,834

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 673% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P 500 Pure Value Index is narrow in focus, containing only those S&P 500 companies with strong value characteristics. As of June 30, 2010, the S&P 500 Pure Value Index included companies with capitalizations ranging from $1 billion to $144 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -1.15%.

[Insert Bar Chart]

2005     3.62%
2006    16.99%
2007    -5.55%
2008   -49.30%
2009    49.14%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   44.18%   (quarter ended 12/31/2008)   -31.40%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                   Since
                                                              Past 1   Past 5    Inception
                                                               Year     Years   (2/20/2004)
                                                              ------   ------   -----------
Return Before Taxes                                           49.14%   -2.84%      -0.89%
Return After Taxes on Distributions                           48.57%   -6.00%      -3.65%
Return After Taxes on Distributions and Sale of Fund Shares   31.94%   -4.04%      -2.20%
S&P 500 Pure Value Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                         55.21%    1.19%       4.45%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

S&P MIDCAP 400 PURE GROWTH FUND

INVESTMENT OBJECTIVE - The S&P MidCap 400 Pure Growth Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for mid-cap growth securities. The Fund's current benchmark is the S&P MidCap 400 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.75%
Distribution (12b-1) and Shareholder Service Fees            0.25%
Other Expenses                                               0.54%
Total Annual Fund Operating Expenses                         1.54%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $157      $486      $839     $1,834

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 626% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P MidCap 400 Pure

Growth Index is narrow in focus, containing only those S&P MidCap 400 companies with strong growth characteristics. As of June 30, 2010, the S&P MidCap 400 Pure Growth Index included companies with capitalizations ranging from $869 million to $6 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -3.16%.

[Insert Bar Chart]

2005    11.49%
2006     3.31%
2007     8.20%

2008   -35.96%
2009    55.99%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   26.30%   (quarter ended 12/31/2008)   -25.40%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            Since
                                                       Past 1   Past 5    Inception
                                                        Year     Years   (2/20/2004)
                                                       ------   ------   -----------
Return Before Taxes                                    55.99%    4.48%      5.22%
Return After Taxes on Distributions                    55.99%    3.61%      4.47%
Return After Taxes on Distributions and Sale of Fund
   Shares                                              36.39%    3.38%      4.10%
S&P MidCap 400 Pure Growth Index (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)              60.35%    6.16%      7.64%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

S&P MIDCAP 400 PURE VALUE FUND

INVESTMENT OBJECTIVE - The S&P MidCap 400 Pure Value Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for mid-cap value securities. The Fund's current benchmark is the S&P MidCap 400 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)              N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF
   THE VALUE OF YOUR INVESTMENT)
Management Fees                                       0.75%
Distribution (12b-1) and Shareholder Service Fees     0.25%
Other Expenses                                        0.53%
Total Annual Fund Operating Expenses                  1.53%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $156      $483      $834     $1,824

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 443% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P MidCap 400 Pure Value Index is narrow in focus, containing only those S&P MidCap 400 companies with strong value characteristics. As of June 30, 2010, the S&P MidCap 400 Pure Value Index included companies with capitalizations ranging from $301 million to $4 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -4.27%.

[Insert Bar Chart]

2005     8.62%
2006    16.55%
2007    -5.28%
2008   -43.96%
2009    50.25%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   37.89%   (quarter ended 12/31/2008)   -34.65%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                              Since
                                                         Past 1   Past 5    Inception
                                                          Year     Years   (2/20/2004)
                                                         ------   ------   -----------
Return Before Taxes                                      50.25%    0.19%      2.08%
Return After Taxes on Distributions                      50.06%   -0.08%      1.82%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                32.66%    0.03%      1.65%
S&P MidCap 400 Pure Value Index (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES)                          59.19%    2.92%      5.19%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

S&P SMALLCAP 600 PURE GROWTH FUND

INVESTMENT OBJECTIVE - The S&P SmallCap 600 Pure Growth Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for small-cap growth securities. The Fund's current benchmark is the S&P SmallCap 600 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                           0.75%
Distribution (12b-1) and Shareholder Service Fees         0.25%
Other Expenses                                            0.53%
Total Annual Fund Operating Expenses                      1.53%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $156      $483      $834     $1,824

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,476% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P SmallCap 600 Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 companies with strong growth characteristics. As of June 30, 2010, the S&P SmallCap 600 Pure Growth Index included companies with capitalizations ranging from $147 million to $3 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -2.02%.

[Insert Bar Chart]

2005     5.78%
2006     7.60%
2007    -0.05%

2008   -34.00%
2009    33.52%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   28.45%   (quarter ended 12/31/2008)   -26.31%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            Since
                                                       Past 1   Past 5    Inception
                                                        Year     Years   (2/20/2004)
                                                       ------   ------   -----------
Return Before Taxes                                    33.52%    0.05%      2.52%
Return After Taxes on Distributions                    33.52%   -0.36%      2.10%
Return After Taxes on Distributions and Sale of Fund
   Shares                                              21.79%   -0.15%      1.96%
S&P SmallCap 600 Pure Growth Index (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)              37.70%    1.91%      5.48%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

S&P SMALLCAP 600 PURE VALUE FUND

INVESTMENT OBJECTIVE - The S&P SmallCap 600 Pure Value Fund (the "Fund") seeks to provide investment results that match the performance of a benchmark for small-cap value securities. The Fund's current benchmark is the S&P SmallCap 600 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.75%
Distribution (12b-1) and Shareholder Service Fees            0.25%
Other Expenses                                               0.54%
Total Annual Fund Operating Expenses                         1.54%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $157      $486      $839     $1,834

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 443% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The S&P SmallCap 600

Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 companies with strong value characteristics. As of June 30, 2010, the S&P SmallCap 600 Pure Value Index included companies with capitalizations ranging from $47 million to $2 billion. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -2.47%.

[Insert Bar Chart]

2005     3.19%
2006    18.39%
2007   -20.90%
2008   -43.63%
2009    55.95%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   69.02%   (quarter ended 12/31/2008)   -37.55%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Since
                                                  Past 1   Past 5    Inception
                                                   Year     Years   (2/20/2004)
                                                  ------   ------   -----------
Return Before Taxes                               55.95%   -3.21%      -0.12%
Return After Taxes on Distributions               39.95%   -5.62%      -2.28%
Return After Taxes on Distributions and Sale of
   Fund Shares                                    36.25%   -4.03%      -1.32%
S&P SmallCap 600 Pure Value Index (REFLECTS NO
  DEDUCTION FOR FEES, EXPENSES OR TAXES)          63.59%    1.01%       4.04%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

EUROPE 1.25X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Europe 1.25x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. The return of the Fund for a period longer than a full trading day will be the sum of the series of leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 1.25x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is 125% of the fair value of the STOXX 50(R) Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.90%
Distribution (12b-1) and Shareholder Service Fees            0.25%
Other Expenses                                               0.55%
Total Annual Fund Operating Expenses                         1.70%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $173      $536      $923     $2,009

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,353% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The STOXX 50(R) Index is a capitalization-weighted index composed of 50 European blue chip stocks consisting of capitalizations ranging from $28 million to $168 billion as of June 30, 2010. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. The Fund also may invest in American Depositary Receipts ("ADRs") to gain exposure to the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING AND THE TIMES AT WHICH THE FUND AND THE UNDERLYING INDEX CALCULATE THEIR RESPECTIVE NAVS, THE FUND'S PERFORMANCE IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than 125% of the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than 125% of the performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
      1x             1.25x          10%         25%        50%         75%        100%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
     -60%             -75%             -68%       -68%        -69%       -71%         -73%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
     -50%             -63%             -58%       -58%        -60%       -62%         -64%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
     -40%             -50%             -47%       -48%        -49%       -52%         -54%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
     -30%             -38%             -36%       -37%        -39%       -41%         -45%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
     -20%             -25%             -25%       -26%        -27%       -31%         -36%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
     -10%             -13%             -12%       -13%        -16%       -20%         -25%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
       0%               0%               0%        -1%         -4%        -8%         -15%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
      10%              13%              12%        12%          9%         4%          -4%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
      20%              25%              25%        25%         20%        17%           8%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
      30%              38%              38%        38%         33%        27%          18%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
      40%              50%              52%        51%         46%        40%          29%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
      50%              63%              65%        64%         60%        53%          41%
---------------- --------------- ----------- ---------- ----------- ---------- ------------
      60%              75%              80%        78%         73%        65%          54%
---------------- --------------- ----------- ---------- ----------- ---------- ------------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 23.79%. The underlying index's highest one-year volatility rate during the five year period is 41.03%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -1.01%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK - Because a significant portion of the assets of the Fund are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

STATUS AS A REGULATED INVESTMENT COMPANY RISK - The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -29.88%.

[Insert Bar Chart]

2001   -29.67%
2002   -28.94%
2003    42.77%
2004    16.65%
2005     6.66%
2006    29.20%
2007    13.05%
2008   -56.13%
2009    30.35%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   34.73%   (quarter ended 12/31/2008)   -33.31%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                 Since
                                                       Past 1                  Inception
                                                        Year    Past 5 Years   (5/8/2000)
                                                       ------   ------------   ---------
Return Before Taxes                                    30.35%      -2.29%        -4.08%
Return After Taxes on Distributions                    30.35%      -2.67%        -4.53%
Return After Taxes on Distributions and Sale of Fund
   Shares                                              19.72%      -2.08%        -3.57%
STOXX 50 Index(SM) (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                  32.90%       2.89%         0.70%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax

Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

JAPAN 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Japan 2x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. The return of the Fund for a period longer than a full trading day will be the sum of the series of leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 2x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is 200% of the fair value of the Nikkei 225 Stock Average (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.75%
Distribution (12b-1) and Shareholder Service Fees            0.25%
Other Expenses                                               0.53%
Total Annual Fund Operating Expenses                         1.53%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $156      $483      $834     $1,824

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Nikkei 225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange that are selected to be both highly liquid and representative of Japan's industrial structure. As of June 30, 2010, the Nikkei 225 Stock Average included companies with small, medium and large capitalizations ranging from $343 million to $120 billion. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. The Fund also may invest in American Depositary Receipts ("ADRs") to gain exposure to the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING AND THE TIMES AT WHICH THE FUND AND THE UNDERLYING INDEX CALCULATE THEIR RESPECTIVE NAVS, THE FUND'S PERFORMANCE IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE

UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less twice the performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
      1x              2x            10%         25%         50%         75%        100%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -60%            -120%             -84%        -85%        -88%       -91%        -94%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -50%            -100%             -75%        -77%        -81%       -86%        -91%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -40%            -80%              -65%        -66%        -72%       -80%        -87%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -30%            -60%              -52%        -54%        -62%       -72%        -82%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -20%            -40%              -37%        -41%        -49%       -64%        -78%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -10%            -20%              -20%        -24%        -37%       -55%        -71%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
       0%              0%               -1%         -5%        -22%       -43%        -65%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      10%             20%               19%         14%         -5%       -31%        -58%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      20%             40%               42%         36%         11%       -15%        -47%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      30%             60%               67%         59%         32%        -3%        -38%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      40%             80%               93%         84%         52%        11%        -28%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      50%            100%              122%        111%         76%        28%        -20%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      60%            120%              154%        140%        100%        44%        -10%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 28.32%. The underlying index's highest one-year volatility rate during the five year period is 46.73%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -2.86%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio.

In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

GEOGRAPHIC CONCENTRATION IN JAPAN RISK - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

STATUS AS A REGULATED INVESTMENT COMPANY RISK - The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund for the last calendar year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -19.79%.

[Insert Bar Chart]

2009   14.20%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   44.17%   (quarter ended 3/31/2009)   -33.01%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                        Past 1   Since Inception
                                                                         Year      (2/22/2008)
                                                                        ------   ---------------
Return Before Taxes                                                     14.20%       -23.03%
Return After Taxes on Distributions                                     14.20%       -23.04%
Return After Taxes on Distributions and Sale of Fund Shares              9.23%       -19.23%
Nikkei 225 Stock Average (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
   TAXES)                                                               16.40%        -5.30%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

STRENGTHENING DOLLAR 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Strengthening Dollar 2x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks DAILY LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 2x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and
(c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the U.S. Dollar Index(R) (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.90%
Distribution (12b-1) and Shareholder Service Fees            0.25%
Other Expenses                                               0.52%
Total Annual Fund Operating Expenses                         1.67%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $170     $526       $907     $1,976

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in derivative instruments, which primarily consist of index swaps, currency forward contracts, futures contracts, and options on securities, securities indices, and futures contracts. Investing in derivative instruments enables the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The U.S. Dollar Index measures the performance of the U.S. Dollar against a basket of foreign currencies that include the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE UNDERLYING INDEX TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged index fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
      1x              2x            10%         25%         50%         75%        100%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -60%            -120%             -84%        -85%        -88%       -91%        -94%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -50%            -100%             -75%        -77%        -81%       -86%        -91%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -40%            -80%              -65%        -66%        -72%       -80%        -87%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -30%            -60%              -52%        -54%        -62%       -72%        -82%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -20%            -40%              -37%        -41%        -49%       -64%        -78%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -10%            -20%              -20%        -24%        -37%       -55%        -71%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
       0%              0%               -1%         -5%        -22%       -43%        -65%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      10%             20%               19%         14%         -5%       -31%        -58%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      20%             40%               42%         36%         11%       -15%        -47%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      30%             60%               67%         59%         32%        -3%        -38%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      40%             80%               93%         84%         52%        11%        -28%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      50%            100%              122%        111%         76%        28%        -20%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      60%            120%              154%        140%        100%        44%        -10%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 8.70%. The underlying index's highest one-year volatility rate during the five year period is 13.54%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -0.70%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

STATUS AS A REGULATED INVESTMENT COMPANY RISK - The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 17.46%.

[Insert Bar Chart]

2006   -10.43%
2007   -10.82%
2008     7.21%
2009   -16.30%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 9/30/2008)   17.18%   (quarter ended 6/30/2009)   -14.22%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     Past 1   Since Inception
                                                                      Year      (5/25/2005)
                                                                    -------   ---------------
Return Before Taxes                                                 -16.30%        -4.36%
Return After Taxes on Distributions                                 -16.30%        -5.76%
Return After Taxes on Distributions and Sale of Fund Shares         -10.60%        -4.03%
U.S. Dollar Index(R) (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
   TAXES)                                                            -4.24%        -2.22%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

WEAKENING DOLLAR 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Weakening Dollar 2x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide LEVERAGED investment results that match the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED and INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged inverse returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -2x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index(R) (the "underlying index"). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES                                           N/A
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                           0.90%
Distribution (12b-1) and Shareholder Service Fees         0.25%
Other Expenses                                            0.53%
Total Annual Fund Operating Expenses                      1.68%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $171      $530      $913     $1,987

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of engaging in short sales of securities and investing in derivative instruments, which primarily consist of index swaps, currency forward contracts, futures contracts, and options on securities, securities indices, and futures contracts. Engaging in short sales and investing in derivative instruments enables the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The U.S. Dollar Index measures the performance of the U.S. Dollar against a basket of foreign currencies that include the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE UNDERLYING INDEX, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less twice the inverse performance of the underlying index.

-------------------------------- ----------------------------------------------------------
       INDEX PERFORMANCE                           ANNUALIZED VOLATILITY
-------------------------------- ----------------------------------------------------------
      1x              -2x           10%         25%         50%         75%        100%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -60%            120%              506%        404%        199%        13%        -69%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -50%            100%              286%        229%         91%       -27%        -82%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -40%             80%              171%        128%         33%       -49%        -86%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -30%             60%               99%         70%         -1%       -62%        -90%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -20%             40%               52%         31%        -27%       -70%        -93%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
     -10%             20%               20%          3%        -42%       -77%        -94%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
       0%              0%               -3%        -18%        -52%       -81%        -96%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      10%            -20%              -19%        -31%        -61%       -84%        -96%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      20%            -40%              -32%        -43%        -67%       -87%        -97%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      30%            -60%              -42%        -51%        -72%       -89%        -97%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      40%            -80%              -50%        -58%        -75%       -91%        -97%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      50%           -100%              -57%        -63%        -79%       -92%        -98%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------
      60%           -120%              -62%        -68%        -82%       -93%        -98%
--------------- ---------------- ----------- ----------- ----------- ---------- -----------

The underlying index's annualized historical volatility rate for the five year period ended June 30, 2010 is 8.70%. The underlying index's highest one-year volatility rate during the five year period is 13.54%. The underlying index's annualized performance for the five year period ended June 30, 2010 is -0.70%.

The historical volatility and performance of the Long Treasury Bond are not indications of what the Long Treasury Bond volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

STATUS AS A REGULATED INVESTMENT COMPANY RISK - The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -18.00%.

[Insert Bar Chart]

2006    16.66%
2007    18.05%
2008   -12.02%
2009     7.60%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 3/31/2008)   13.95%   (quarter ended 9/30/2008)   -15.93%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    Past 1   Since Inception
                                                                     Year      (5/25/2005)
                                                                    ------   ---------------
Return Before Taxes                                                  7.60%         3.26%
Return After Taxes on Distributions                                  7.60%         0.54%
Return After Taxes on Distributions and Sale of Fund Shares          4.94%         1.26%
U.S. Dollar Index(R) (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
   TAXES)                                                           -4.24%        -2.22%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

REAL ESTATE FUND

INVESTMENT OBJECTIVE - The Real Estate Fund (the "Fund") seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts ("REITs") (collectively, "Real Estate Companies").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.85%
Distribution (12b-1) and Shareholder Service Fees            0.25%
Other Expenses                                               0.58%
Total Annual Fund Operating Expenses                         1.68%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $171     $530       $913     $1,987

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,520% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Under normal circumstances, the Fund will invest substantially all (at least 80%) of its net assets in equity securities of Real Estate Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Real Estate Companies that have small to mid-sized capitalizations. Real Estate Companies, which also include master limited partnerships, are primarily engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Fund may also engage in futures and options transactions, and purchase American Depositary Receipts ("ADRs") to gain exposure to foreign Real Estate Companies and U.S. government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the real estate sector and therefore may be concentrated in an industry or group of industries within the real estate sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK - The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Real Estate Companies also may fluctuate widely in response to such events.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 3.32%.

[Insert Bar Chart]

2005     6.51%
2006    29.62%
2007   -19.49%
2008   -41.31%
2009    22.74%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 9/30/2009)   29.51%   (quarter ended 12/31/2008)   -38.29%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                    Past 1                  Since Inception
                                                     Year    Past 5 Years     (2/20/2004)
                                                    ------   ------------   ---------------

Return Before Taxes                                 22.74%      -4.35%           -0.41%
Return After Taxes on Distributions                 22.46%      -4.88%           -0.91%
Return After Taxes on Distributions and Sale of
   Fund Shares                                      14.78%      -3.94%           -0.63%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                               26.46%       0.42%            1.61%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

GOVERNMENT LONG BOND 1.2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Government Long Bond 1.2x Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks DAILY LEVERAGED investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks DAILY LEVERAGED investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., 1.2x) and the cumulative performance of the underlying index (as defined below).

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and
(c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that correspond to a benchmark for U.S. government securities on a daily basis. The Fund's current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
   INVESTMENT)                                             N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                           0.50%
Distribution (12b-1) and Shareholder Service Fees         None
Other Expenses                                            0.48%
Total Annual Fund Operating Expenses                      0.98%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $100     $312       $542     $1,201

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,503% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund employs as its investment strategy a program of investing in U.S. government securities and derivatives instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Futures and options contracts, and interest rate swaps, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. government. Some of the Fund's U.S. government securities, or cash equivalents, will be used to collateralize its derivatives positions. The Fund also may invest in zero coupon U.S. Treasury bonds. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Long Treasury Bond has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE PERFORMANCE OF THE LONG TREASURY BOND TIMES THE STATED MULTIPLE IN THE FUND'S INVESTMENT OBJECTIVE, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged benchmark fund. In general, particularly during periods of higher benchmark volatility, compounding will cause longer-term results to be more or less than the return of the Fund's benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) the performance of the Long Treasury Bond; (b) volatility of the Long Treasury Bond; (c) financing rates associated with leverage; (d) other Fund expenses; and (e) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no Fund expenses; and (b) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than 120% of the performance of the Long Treasury Bond; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than 120% of the performance of the Long Treasury Bond.


---------------------------------------------------------------------------------------------
          INDEX PERFORMANCE                            ANNUALIZED VOLATILITY
---------------------------------------------------------------------------------------------
         1X             1.2X              10%        25%         50%        75%         100%
---------------------------------------------------------------------------------------------
       -60%             -72%             -67%       -67%        -68%       -69%         -71%
---------------------------------------------------------------------------------------------
       -50%             -60%             -57%       -57%        -58%       -60%         -62%
---------------------------------------------------------------------------------------------
       -40%             -48%             -46%       -46%        -48%       -49%         -51%
---------------------------------------------------------------------------------------------
       -30%             -36%             -35%       -35%        -37%       -39%         -42%
---------------------------------------------------------------------------------------------
       -20%             -24%             -24%       -25%        -25%       -28%         -32%
---------------------------------------------------------------------------------------------
       -10%             -12%             -12%       -13%        -15%       -18%         -22%
---------------------------------------------------------------------------------------------
         0%               0%               0%         0%         -3%        -6%         -12%
---------------------------------------------------------------------------------------------
        10%              12%              12%        11%          9%         5%          -1%
---------------------------------------------------------------------------------------------
        20%              24%              24%        24%         20%        18%          11%
---------------------------------------------------------------------------------------------
        30%              36%              37%        36%         32%        28%          21%
---------------------------------------------------------------------------------------------
        40%              48%              49%        48%         45%        40%          32%
---------------------------------------------------------------------------------------------
        50%              60%              62%        61%         58%        53%          43%
---------------------------------------------------------------------------------------------
        60%              72%              76%        75%         71%        65%          56%
---------------------------------------------------------------------------------------------



The Long Treasury Bond's annualized historical volatility rate for the five year period ended June 30, 2010 is 16.53%. The Long Treasury Bond's highest one-year volatility rate during the five year period is 26.98%. The Long Treasury Bond's annualized performance for the five year period ended June 30, 2010 is 5.21%.

The historical volatility and performance of the Long Treasury Bond are not indications of what the Long Treasury Bond volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK - The Fund achieves leveraged exposure to the daily price movement of the Long Treasury Bond through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the Long Treasury Bond. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and the Long Treasury Bond, rounding of share prices, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 19.16%.

[Insert Bar Chart]

2000    21.26%
2001     0.80%
2002    19.03%
2003    -1.68%
2004     9.54%
2005     8.35%
2006    -3.11%
2007    10.31%
2008    49.92%
2009   -31.26%

Highest Quarter Return                Lowest Quarter Return
(quarter ended 12/31/2008)   41.48%   (quarter ended 3/31/2009)   -16.06%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                          Past 1
                                                           Year    Past 5 Years   Past 10 Years
                                                         -------   ------------   -------------
Return Before Taxes                                      -31.26%      3.61%           6.47%
Return After Taxes on Distributions                      -31.95%      2.35%           5.00%
Return After Taxes on Distributions and Sale of
Fund Shares                                              -20.28%      2.35%           4.72%
Barclays Capital Long Treasury Bond Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   -12.92%      5.17%           7.59%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse Government Long Bond Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a DAILY BASIS, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks DAILY INVERSE investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the underlying index.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund's current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.90%
Distribution (12b-1) and Shareholder Service Fees            None
Other Expenses                                               1.63%
Total Annual Fund Operating Expenses                         2.53%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $256     $788      $1,345    $2,866

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 985% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - Unlike a traditional index fund, the Fund's investment objective is to perform, on a daily basis, exactly opposite the daily price movement of the Long Treasury Bond. The Fund employs as its investment strategy a program of engaging in short sales and investing to a significant extent in derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. government. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivatives positions. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Long Treasury Bond has an extreme one-day move approaching 50%. IN ADDITION, AS A RESULT OF COMPOUNDING, BECAUSE THE FUND HAS A SINGLE DAY INVESTMENT OBJECTIVE, THE FUND'S PERFORMANCE FOR PERIODS GREATER THAN ONE DAY IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE OF THE PERFORMANCE OF THE LONG TREASURY BOND, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) performance of the Long Treasury Bond; (b) volatility of the Long Treasury Bond; (c) financing rates associated with leverage; (d) other Fund expenses; and (e) period of time. The chart below illustrates the impact of two principal factors - volatility and performance - on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no Fund expenses; and (b) a cost of leverage of zero percent. If Fund expenses were included, the Fund's performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Long Treasury Bond; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the Long Treasury Bond.

---------------------------------------------------------------------------------------------
         INDEX PERFORMANCE                            ANNUALIZED VOLATILITY
---------------------------------------------------------------------------------------------
       1X              -1X              10%         25%         50%        75%        100%
---------------------------------------------------------------------------------------------
      -60%             60%             148%        132%         96%        42%         -6%
---------------------------------------------------------------------------------------------
      -50%             50%              98%         87%         57%        14%        -28%
---------------------------------------------------------------------------------------------
      -40%             40%              65%         56%         30%        -5%        -38%
---------------------------------------------------------------------------------------------
      -30%             30%              42%         34%         13%       -18%        -47%
---------------------------------------------------------------------------------------------
      -20%             20%              24%         18%         -3%       -28%        -54%
---------------------------------------------------------------------------------------------
      -10%             10%              10%          4%        -13%       -36%        -59%
---------------------------------------------------------------------------------------------
        0%              0%              -1%         -6%        -22%       -43%        -64%
---------------------------------------------------------------------------------------------
       10%            -10%             -10%        -15%        -29%       -48%        -67%
---------------------------------------------------------------------------------------------
       20%            -20%             -17%        -22%        -35%       -53%        -69%
---------------------------------------------------------------------------------------------
       30%            -30%             -24%        -28%        -40%       -56%        -71%
---------------------------------------------------------------------------------------------
       40%            -40%             -29%        -33%        -44%       -60%        -73%
---------------------------------------------------------------------------------------------
       50%            -50%             -34%        -37%        -48%       -62%        -76%
---------------------------------------------------------------------------------------------
       60%            -60%             -38%        -41%        -51%       -65%        -78%
---------------------------------------------------------------------------------------------

The Long Treasury Bond's annualized historical volatility rate for the five year period ended June 30, 2010 is 16.53%. The Long Treasury Bond's highest one-year volatility rate during the five year period is 26.98%. The Long Treasury Bond's annualized performance for the five year period ended June 30, 2010 is 5.21%.

The historical volatility and performance of the Long Treasury Bond are not indications of what the Long Treasury Bond volatility and performance will be in the future.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and the Long Treasury Bond, rounding of share prices, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -16.01%.

[Insert Bar Chart]

2000   -13.74%
2001     1.42%
2002   -16.73%
2003    -1.91%
2004    -8.71%
2005    -4.95%
2006     8.33%
2007    -4.31%
2008   -29.44%
2009    19.53%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 6/30/2009)   12.99%   (quarter ended 12/31/2008)   -26.00%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                          Past 1
                                                           Year    Past 5 Years   Past 10 Years
                                                         -------   ------------   -------------
Return Before Taxes                                       19.53%      -3.63%          -5.94%
Return After Taxes on Distributions                       19.53%      -4.10%          -6.18%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                 12.70%      -3.28%          -4.92%
Barclays Capital Long Treasury Bond Index (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)                -12.92%       5.17%           7.59%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

HIGH YIELD STRATEGY FUND

INVESTMENT OBJECTIVE - The High Yield Strategy Fund (the "Fund") seeks to provide investment results that correlate to the performance of the high yield bond market.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.75%
Distribution (12b-1) and Shareholder Service Fees            0.25%
Other Expenses                                               0.53%
Total Annual Fund Operating Expenses                         1.53%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $156     $483       $834     $1,824

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to gain exposure similar to the total return of the high yield bond market as represented by the global universe (excluding emerging market countries) of fixed rate, non-investment grade debt by investing in credit default swaps, high yield securities, futures and other financial instruments with economic characteristics comparable to that of the high yield bond market as represented by U.S. and Canadian high yield bonds. Generally, high yield bonds, which are also commonly referred to as "junk bonds," are those bonds rated BB+ and lower by Standard & Poor's Rating Service or Ba1 and lower by Moody's Investor Services, Inc., but may include unrated bonds that the Advisor determines are of similar quality. The Advisor will consider the liquidity, transaction costs and relative value of available investments in seeking to meet the Fund's investment objective.

The Fund will primarily invest in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market, but may also buy credit protection from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity.

In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments. The Fund may also invest in other financial instruments including corporate notes, convertible debt securities, preferred securities and derivatives thereof, as well as other investment companies, including exchange-traded funds ("ETFs"), unit investment trusts, and closed-end funds, that invest primarily in high yield debt instruments. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments that in combination have economic characteristics similar to the U.S. and Canadian high yield bond markets and/or in high yield debt securities.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CREDIT RISK - The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HIGH YIELD RISK - The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT TECHNIQUE RISK - Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK - The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 2.92%.

[Insert Bar Chart]

2008   -8.78%
2009   11.07%

Highest Quarter Return              Lowest Quarter Return
(quarter ended 9/30/2009)   9.54%   (quarter ended 3/31/2009)   -13.04%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                Past 1   Since Inception
                                                                 Year      (4/16/2007)
                                                                ------   ---------------
Return Before Taxes                                             11.07%         1.56%
Return After Taxes on Distributions                              8.59%        -1.76%
Return After Taxes on Distributions and Sale of Fund Shares      7.19%        -0.67%
Barclays Capital U.S. Corporate High Yield Index (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)                       58.21%         5.42%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

INVERSE HIGH YIELD STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND - The Inverse High Yield Strategy Fund (the "Fund") is very different from most other mutual funds in that it seeks to provide investment results that correlate to the opposite of the performance of the high yield bond market, a result opposite of most mutual funds. The Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

The return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the high yield bond market for that period. As a consequence, especially in periods of market volatility, the path or trend of the high yield bond market during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the high yield bond market for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (E.G., -1x) and the cumulative performance of the high yield bond market.

THE FUND IS NOT SUITABLE FOR ALL INVESTORS. The Fund should be utilized only by investors who (a) understand the risk of shorting and (b) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE - The Fund seeks to provide investment results that inversely correlate to the performance of the high yield bond market.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.75%
Distribution (12b-1) and Shareholder Service Fees            0.25%
Other Expenses                                               0.53%
Total Annual Fund Operating Expenses                         1.53%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $156      $483      $834     $1,824

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to gain inverse exposure to the performance of the high yield bond market by investing in credit default swaps, futures and other financial instruments with economic characteristics opposite to that of the high yield bond market as represented by U.S. and Canadian high yield bonds. Generally, high yield bonds, which are also commonly referred to as "junk bonds," are those bonds rated BB+ and lower by Standard & Poor's Rating Service or Ba1 and lower by Moody's Investor Services, Inc., but may include unrated bonds that the Advisor determines are of similar quality. The Advisor will consider the liquidity, transaction costs and relative value of available investments in seeking to meet the Fund's objective.

The Fund will primarily invest in credit default swaps to gain inverse exposure to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a buyer of credit protection as it seeks to gain inverse exposure to the high yield bond market, but may also sell credit protection (assuming credit risk) from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity.

In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments. The Fund may also invest in other financial instruments including corporate notes, convertible debt securities, preferred securities and derivatives thereof, as well as other investment companies, including exchange-traded funds, unit investment trusts, and closed-end funds, that provide inverse exposure to the high yield debt market. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments that in combination should provide inverse exposure to the U.S. and Canadian high yield bond markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its investment objective will be more acute when the high yield bond market experiences extreme volatility. IN ADDITION, AS A RESULT OF COMPOUNDING, THE FUND'S PERFORMANCE IS LIKELY TO BE EITHER GREATER THAN OR LESS THAN THE INVERSE PERFORMANCE OF THE HIGH YIELD BOND MARKET, BEFORE ACCOUNTING FOR FEES AND FUND EXPENSES.

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

CREDIT RISK - The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HIGH YIELD RISK - The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT TECHNIQUE RISK - Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK - The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -4.82%.

[Insert Bar Chart]

2008     2.97%
2009   -19.17%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 3/31/2009)   10.37%   (quarter ended 9/30/2009)   -10.88%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                 Past 1   Since Inception
                                                                  Year      (4/16/2007)
                                                                -------   ---------------
Return Before Taxes                                             -19.17%        -6.68%
Return After Taxes on Distributions                             -19.45%        -7.09%
Return After Taxes on Distributions and Sale of Fund Shares     -12.46%        -5.83%
Barclays Capital U.S. Corporate High Yield Index (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)                        58.21%         5.42%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE - The U.S. Government Money Market Fund (the "Fund") seeks to provide security of principal, high current income, and liquidity.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                              0.50%
Distribution (12b-1) and Shareholder Service Fees             None
Other Expenses                                               0.43%
Total Annual Fund Operating Expenses                         0.93%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $95      $296      $515     $1,143

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. government securities. The Fund may also invest in 2a-7 eligible securities, including, but not limited to Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (the World Bank), and high-quality commercial paper certificates of deposit, and short-term corporate bonds. The Fund operates under U.S. Securities and Exchange Commission rules, which impose certain liquidity, maturity and diversification requirements on all money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. government.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

CREDIT RISK - The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

INTEREST RATE RISK - The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 0%.

[Insert Bar Chart]

2000   5.41%
2001   3.33%
2002   0.86%
2003   0.24%
2004   0.45%
2005   2.33%
2006   4.08%
2007   4.22%
2008   1.65%
2009   0.05%

Highest Quarter Return               Lowest Quarter Return
(quarter ended 12/31/2000)   1.45%   (quarter ended 6/30/2009)   0.00%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

                      Past 1 Year   Past 5 Years   Past 10 Years
                      -----------   ------------   -------------
Return Before Taxes      0.05%         2.45%           2.25%

YIELD

Call 800.820.0888 for the Fund's current yield.

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 136 of this Prospectus.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amounts for accounts held through a third party (E.G., a brokerage account) are:

     -   $1,000 for retirement accounts

     -   $2,500 for all other accounts

Accounts held DIRECTLY at Rydex|SGI are subject to a minimum account balance of $25,000 FOR NON-MANAGED ACCOUNTS (INCLUDING RETIREMENT ACCOUNTS) AND $15,000 FOR ACCOUNTS MANAGED BY FINANCIAL INTERMEDIARIES. Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary's minimum initial investment amount and account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Funds except for subsequent investments made via Automated Clearing House ("ACH"). Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at a Fund's next determined net asset value ("NAV") calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

In addition, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.rydex-sgi.com.

TAX INFORMATION

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Ask your sales person or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Series Funds (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds that are grouped into several categories according to each fund's investment strategy. This Prospectus describes Investor Class Shares and H-Class Shares (as applicable) of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds") which are grouped into the following categories:

DOMESTIC EQUITY FUNDS - Nova Fund, S&P 500 Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100(R) Fund, Inverse NASDAQ-100(R) Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000(R) 1.5x Strategy Fund, Russell 2000(R) Fund, Inverse Russell 2000(R) Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, and S&P SmallCap 600 Pure Value Fund

INTERNATIONAL EQUITY FUNDS - Europe 1.25x Strategy Fund and Japan 2x Strategy
Fund

SPECIALTY FUNDS - Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, and Real Estate Fund

FIXED INCOME FUNDS - Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, and Inverse High Yield Strategy Fund

MONEY MARKET FUND - U.S. Government Money Market Fund

Investor Class and H-Class Shares of the Funds are sold principally to clients of professional money managers ("financial intermediaries") who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into agreement with the principal underwriter to offer Investor Class and H-Class Shares through a no-load network or platform, and to investors who take part in certain asset allocation investment programs.

INVESTMENT OBJECTIVES

The investment objective of each Fund (except for the U.S. Government Money Market Fund) is non-fundamental and may be changed without shareholder approval.

Each Domestic Equity Fund, International Equity Fund, Specialty Fund (except the Real Estate Fund), and Fixed Income Fund (except the High Yield Strategy Fund and Inverse High Yield Strategy Fund) may change its underlying index or benchmark without shareholder approval. The Advisor, however, will attempt to provide shareholders with 30 days' prior notice of any such change.

STRENGTHENING DOLLAR 2X STRATEGY FUND. If the Fund meets its respective investment objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of any increase in the value of the Fund's underlying index (E.G., if the value of the underlying index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the Fund's underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of any decrease in the value of the underlying index (E.G., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

WEAKENING DOLLAR 2X STRATEGY FUND. If the Fund meets its respective investment objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of any decrease in the value of the Fund's underlying index (E.G., if the value of the Fund's underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day).When the value of the Fund's underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of any increase in the value of the underlying index (E.G., if the value of the Fund's underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).

INVERSE MID-CAP STRATEGY, INVERSE NASDAQ-100(R) STRATEGY, INVERSE RUSSELL 2000(R) STRATEGY AND INVERSE S&P 500 STRATEGY FUNDS. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase during times when the value of a Fund's underlying index is decreasing. When the value of a Fund's underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

MID-CAP 1.5X STRATEGY, RUSSELL 2000(R) 1.5X STRATEGY AND EUROPE 1.25X STRATEGY FUNDS. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase during times when the performance of a Fund's underlying index is increasing. When the value of a Fund's underlying index is decreasing, the value of the Fund's shares will tend to decrease.

NOVA FUND. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of any decrease in the value of the underlying index (E.G., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

NASDAQ-100(R), RUSSELL 2000(R), S&P 500, S&P 500 PURE GROWTH, S&P 500 PURE VALUE, S&P MIDCAP 400 PURE GROWTH, S&P MIDCAP 400 PURE VALUE, S&P SMALLCAP 600 PURE GROWTH, AND S&P SMALLCAP 600 PURE VALUE FUNDS. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase on a daily basis by the percentage of any increase in the value of a Fund's underlying index. When the value of a Fund's underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index.

JAPAN 2X STRATEGY FUND. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase by 200% of the fair value of the underlying index during times when the performance of the underlying index is increasing. When the fair value of the Fund's underlying index decreases, the value of the Fund's shares should also decrease by 200% of the fair value of the decrease in the underlying index (E.G., if the fair value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 10%). Due to the use of fair valuation, which is explained in more detail under "Calculating NAV," the value of the Fund's shares may increase by more or less than 200% of the reported value of the underlying index on any given day.

GOVERNMENT LONG BOND 1.2X STRATEGY FUND. If the Fund meets its investment objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (E.G., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

INVERSE GOVERNMENT LONG BOND STRATEGY FUND. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

INVERSE HIGH YIELD STRATEGY FUND. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase during times when the value of the high yield bond market, as a whole, is decreasing. When the value of the high yield bond market is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the value of the high yield bond market increases by 5%, the value of the Fund's shares should decrease by 5% on that day).

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

With the exception of the High Yield Strategy Fund and Inverse High Yield Strategy Fund the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

Each Domestic Equity Fund's, International Equity Fund's, Fixed Income Fund's, and Real Estate Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

DOMESTIC EQUITY FUNDS, INTERNATIONAL EQUITY FUNDS, SPECIALTY FUNDS, AND FIXED INCOME FUNDS (EXCEPT FOR THE HIGH YIELD STRATEGY FUND AND INVERSE HIGH YIELD STRATEGY FUND). In managing the Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective for the Funds is to match or correlate with the performance of each Fund's underlying index or other benchmark as closely as possible. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The following Funds -- Mid-Cap 1.5x Strategy Fund, Nova Fund, Russell 2000(R) 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund -- are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures contracts and options on securities, futures contracts, and stock indices, and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100(R) Strategy Fund, Inverse Russell 2000(R) Strategy Fund, Inverse S&P 500 Strategy Fund, Inverse Government Long Bond Strategy Fund and Weakening Dollar 2x Strategy Fund, the Advisor uses derivatives investments and short selling techniques to produce returns that move inversely to the performance of their respective underlying indices.

REAL ESTATE FUND. In managing the Real Estate Fund, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices may not be available for the Real Estate Fund, the Advisor has developed its own methodology to construct an objective performance benchmark for the Fund. The Advisor first identifies the investment universe for the real estate sector using Global Industry Classification Standard (GICS) codes. The Advisor then employs a quantitative screen to ensure minimum capitalization and liquidity standards. The resulting portfolio is weighted to meet diversification standards and to generate returns respective of the real estate sector. The Advisor monitors the efficacy of this methodology, and makes periodic changes in the composition of the Real Estate Fund to ensure that the Fund remains a valid representation of the real estate sector.

HIGH YIELD STRATEGY AND INVERSE HIGH YIELD STRATEGY FUNDS. The Advisor's primary objective for the High Yield Strategy Fund and Inverse High Yield Strategy Fund is to correlate with the performance of the high yield bond market. The Advisor seeks to create portfolios that will correlate highly with the performance of the high yield bond market by investing in credit default swaps, bond futures and other financial instruments that have risk and return characteristics similar to a portfolio of high yield securities. A high yield bond is a bond that is rated below investment grade. Generally, high yield bonds are those bonds rated BB+ and lower by Standard & Poor's Rating Service or Ba1 and lower by Moody's Investor Services, Inc. Investors are subject to credit risk when investing in high yield bonds as issuers of the debt may be unable to make their interest and principal payments. High yield bonds typically pay higher yields because they tend to have a higher risk of defaulting than investment grade bonds. Investors are also subject to interest rate risk when investing in high yield bonds as fixed income securities will generally decrease when interest rates rise. However, the prices of high yield bonds may not necessarily move inversely with changes in interest rates due to changes in credit risk and/or other risks. The Funds will primarily invest in credit default swaps to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk. A buyer of credit default swaps is buying credit protection or mitigating credit risk. The High Yield Strategy Fund will generally be a seller of credit protection and the Inverse High Yield Strategy Fund will generally be a buyer of credit protection. To manage interest rate risk, the Funds invest in bond futures. The High Yield Strategy Fund will typically buy bond futures, whereas the Inverse High Yield Strategy Fund will typically sell bond futures short. Additionally, the Advisor evaluates the relative liquidity of underlying securities to determine the optimal mix of assets for each Fund.

In response to market, economic, political or other conditions, the Advisor may temporarily use a different investment strategy for defensive purposes. If the Advisor does so, different factors could affect the Funds' performance and the Funds may not achieve their respective investment objectives.

IMPORTANT INFORMATION REGARDING FUNDS THAT SEEK LEVERAGED AND INVERSE INVESTMENT RESULTS

The Mid-Cap 1.5x Strategy Fund, Russell 2000(R) 1.5x Strategy Fund, Nova Fund, Government Long Bond 1.2x Strategy Fund, and Strengthening Dollar 2x Strategy Fund (the "Daily Leveraged Funds") seek daily leveraged investment results. The Europe 1.25x Strategy Fund and Japan 2x Strategy Fund also seek leveraged investment results (the "Leveraged Funds"). The Weakening Dollar 2x Strategy Fund (the "Leveraged Inverse Fund") seeks to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis. The Inverse NASDAQ-100(R) Strategy Fund, Inverse S&P 500 Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse Russell 2000(R) Strategy Fund, and Inverse Government Long Bond Strategy Fund (the "Daily Inverse Funds") seek to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis. The Inverse High Yield Strategy Fund seeks to provide investment results that inversely correlate to the performance of the high yield bond market (the "Inverse Fund"). The Daily Leveraged Funds, Leveraged Funds, Leveraged Inverse Fund, Daily Inverse Funds and the Inverse Fund may be referred to collectively as the "Funds."

As discussed in each Fund's Summary section, the Funds' performance is subject to the effects of compounding and leverage, which are discussed in more detail below.

UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The effect of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:

Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

The examples demonstrate that over time, the cumulative percentage increase or decrease in the NAV of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.

The following graphs further illustrate the effect of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

In order to isolate the effect of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. The S&P 500 Index's index volatility may be more or less significant at any given time. The average of the most recent five-year historical volatility for the period ending June 30, 2010 of the S&P 500 Index is 24.67%. The indices underlying the Funds' benchmarks have different historical volatilities, which may be more or less significant than the index volatilities assumed in the graphs below. The average historical volatility for the five-year period ended June 30, 2010 of the other indices underlying the Funds' benchmarks is as follows: NASDAQ-100 Index(R) 26.18%; Russell 2000(R) Index 30.59%; S&P
MidCap 400 Index 27.26%; STOXX 50(R) Index 23.79%; Nikkei 225 Stock Average 28.32%; and U.S. Dollar Index 8.70%. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.


                                  UPWARD MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance (15.7%)     2x Fund Performance (28.9%)
               0                               0
        -0.66366                        -1.32732
    -0.348088315                     -0.70039326
     -1.01242775                    -2.024374777
    -0.662813543                    -1.332294555
     1.978164896                     3.914064678
     4.522010219                     9.098337365
     5.354057682                     10.83529199
     7.215979943                     14.75287623
     4.917805413                     9.833420421
     4.391904913                     8.732340382
     3.670525533                     7.229594198
     4.533727797                     9.015267185
     3.026665043                     5.871920971
     1.561213759                     2.860076563
     1.075537879                     1.876302218
    -0.763329381                    -1.830568914
    -0.990988228                    -2.280989898
     1.218100843                     2.079623209
     1.101801245                     1.845044235
    -1.736530723                    -3.873351309
     -1.54515279                    -3.498918787
      0.82258783                     1.142590217
     0.566972323                     0.629736599
     0.704638452                     0.905240692
    -0.148551386                    -0.804538068
     0.730400976                     0.941817878
    -0.694128355                    -1.913220499
     0.878578734                     1.193580155
     0.927403966                     1.291535541
     1.210353943                     1.859477181
     1.196096441                     1.830779292
     0.612346758                     0.655957591
     2.228482884                     3.889630885
     2.441455483                     4.322497421
     2.046287568                     3.517649353
     2.496117809                     4.430281653
     1.139581689                     1.666012098
     0.788526201                     0.960246642
    -0.202436667                     -1.02505584
     0.070549588                    -0.483583716
     0.532665379                     0.435530002
    -0.133645021                     -0.89580321
      0.48769348                     0.337389953
    -0.515907261                    -1.666809277
    -1.135225584                    -2.891116501
    -1.462586625                    -3.534210371
    -1.296886111                    -3.209776627
    -1.455482274                    -3.520821689
    -0.921410406                     -2.47506458
     -2.80865938                     -6.19037452
    -3.662028508                    -7.837727829
    -1.564654531                    -3.824798174
    -1.524436802                    -3.746209569
    -1.276997254                    -3.262495771
    -0.644478976                    -2.022901392
     1.746213571                     2.692148502
     2.395914018                      4.00362993
     3.122904528                     5.480439874
     2.098677528                      3.38515532
     1.462919273                     2.097617273
     2.567850464                     4.321303377
     1.973849272                     3.112991448
     2.560066339                     4.298522756
     2.310958194                     3.791861392
      2.93021573                     5.048303391
     5.990742765                      11.2953159
     3.784227482                     6.661424125
     5.454219487                     10.09400208
     6.560645157                     12.40421462
     8.769647331                     17.06449335
     8.729004465                     16.97700872
     11.42722344                     22.78281161
     10.54098702                     20.82970543
     10.15996329                     19.99672961
     11.04928467                      21.9341968
     11.40183284                     22.70840579
     11.12414149                      22.0966553
     12.45296397                     25.01671891
     13.85693923                     28.13838638
     12.99868562                     26.20657207
     10.73306197                     21.14568853
     10.34920581                     20.30578547
     10.90537685                     21.51849185
     9.691628402                      18.8586951
     10.72480288                     21.09773143
     9.346943434                     18.08385109
     9.799978755                     19.06231749
     9.603865013                     18.63700308
     11.17810533                     22.04496963
     10.77799756                     21.16653876
     11.06431437                     21.79287283
     10.05266285                     19.57412335
     10.33156932                     20.18019675
     9.441226652                     18.24056049
     7.581273005                     14.22156384
     8.159382492                     15.44914867
     5.646840036                     10.08538122
     4.862021356                      8.44979868
     4.707150636                     8.129459665
     5.368847475                     9.496107906
     7.891588421                     14.73921954
     8.662570923                     16.37904951
     9.004390772                     17.11123667
     8.560252382                      16.1568972
     5.323311337                     9.229996791
     6.618472096                     11.91639933
     5.799759511                     10.19760965
     5.132173608                      8.80693786
     6.232802334                     11.08513753
     6.290865996                     11.20656913
     5.622222046                     9.807434804
     4.646811387                     7.779313444
      5.93124635                     10.42508003
     7.100939173                      12.8637075
     7.849456926                     14.44129383
     8.016806929                     14.79645094
     8.830454329                     16.52588243
     8.470356121                     15.75476075
     7.860947966                     14.45409396
     4.969735256                     8.318209982
     7.151741143                     12.82143124
     8.034125016                     14.67957765
     7.739321496                     14.05370239
     5.944599878                     10.25388924
     8.634639214                     15.85280224
     9.606517287                     17.92571009
     9.041287438                      16.7094479
     10.64288587                     20.13790465
     10.22453405                     19.22939778
     11.99573209                     23.06119217
     11.30591678                     21.54525057
     9.552403364                     17.71560281
     6.891156381                     11.99650797
     6.168422517                     10.48200159
     8.525573833                     15.38784439
     9.676596069                     17.83545134
     9.828454284                     18.16176127
     11.19702665                     21.10658869
     11.05200349                     20.79069426
     9.893397939                     18.27027564
     9.587685495                     17.61224348
     8.504959162                     15.28822554
      6.81076273                     11.68800484
     8.221839716                      14.6390253
     7.986835991                     14.14114801
     9.279222444                     16.87323053
     10.45102355                     19.37969384
      10.3719616                     19.20878748
     9.560396566                     17.45570305
     8.845843659                     15.92361086
     8.147488727                     14.43607908
     6.655702267                     11.27901653
     8.259804029                     14.62628935
     8.416640007                     14.95840756
      7.92584872                     13.91759713
      9.32089824                     16.86259485
     9.978911659                     18.26941014
     9.199557099                     16.59320145
     8.878117283                     15.90679395
     7.634838062                     13.25971459
     6.790528865                     11.48285088
     6.509808602                     10.89674094
     7.816790463                     13.61836876
     8.065329728                     14.14219489
     6.289059904                     10.38988437
     4.467584284                     6.606381476
     2.919479153                     3.446781542
     5.605986317                     8.847324219
     5.101411475                     7.807200958
     6.630637012                     10.94439051
       7.4792676                     12.71031456
     6.471337776                     10.59634244
      4.82018027                     7.166086284
     2.188250363                     1.784419763
     2.780840027                     2.964915463
     3.838146529                     5.083315634
     5.220959126                     7.882104663
     6.635865363                     10.78348599
     7.361629063                      12.2914708
     5.712017632                     8.840753899
     3.728331621                     4.755960405
     1.579184319                     0.415082918
     1.387067607                     0.035252825
     0.271505702                    -2.166122948
     0.605510088                     -1.51435366
     2.118214538                     1.447306697
     1.255621979                    -0.266544102
     0.990311999                    -0.789187304
    -0.106846751                    -2.944839843
     1.245506758                    -0.316974326
     1.790379702                     0.755953952
     1.986489047                     1.144186794
     1.854508332                      0.88240541
     2.090861718                     1.350600653
     1.915091882                     1.001609995
     0.715245505                    -1.376573914
    -0.887839058                     -4.51615206
    -2.615859584                    -7.845673838
    -3.855170155                    -10.19118575
    -3.468187215                    -9.468224792
    -1.135978618                    -5.093729414
     0.827856303                    -1.323293096
     1.721957401                     0.426758036
     0.463046457                    -2.059005079
      -0.4744546                    -3.886936632
    -1.314997594                    -5.510382385
     -0.77012809                    -4.466971334
    -0.221466282                     -3.41052889
     1.691787102                     0.293677328
     1.580037997                     0.073251883
     1.810451997                     0.527244198
     0.934841386                    -1.201904824
    -0.789933184                    -4.578428525
     -0.67231965                    -4.352183979
    -0.697373071                    -4.400434476
    -0.094526683                    -3.239702791
      2.01577663                     0.848032725
      1.10048088                    -0.961604544
    -0.419969252                    -3.940481403
     1.249290804                    -0.719989982
     3.874887413                     4.429068457
     1.500930736                    -0.344175404
     2.578667619                     1.772115687
     3.292358699                     3.188274677
     4.975197806                     6.550561419
     6.041745816                     8.715668827
      5.87019148                     8.363908409
     7.912109863                     12.54393781
     8.896214349                     14.59662669
     8.575569446                     13.92176716
     6.894819631                     10.39474925
     5.583647773                      7.68654526
     7.441497639                     11.47625016
     6.404117747                     9.323576884
      6.43607516                      9.38924537
     7.551205919                     11.68138762
     9.848069473                     16.45152305
      11.5734531                     20.10973119
     12.21073835                     21.48181672
     14.13279609                     25.64354079
      16.2407147                      30.2845619
      12.9289005                       22.860687
     12.15495357                     21.17666013
     11.30968655                      19.3501401
     12.93803595                      22.8420865
     13.39367316                     23.83327472
     14.35987797                     25.94359186
     15.26962224                     27.94737959
     15.88450498                     29.31239901
     16.41800248                     30.50302999
     17.19490638                     32.24482783
     15.70782021                     28.88871859

                                   FLAT MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance (-0.2%)     2x Fund Performance (-3.9%)
               0                               0
        -0.84442                        -1.68884
     0.258090894                     0.497403576
    -1.460834074                    -2.948652393
     1.929110312                     3.728868528
     0.888312166                     1.610517575
     1.021676426                     1.879155462
     0.996567489                     1.828511333
    -0.436371811                    -1.060974504
     1.264473649                     2.319376241
     2.378990446                     4.571630351
      1.03997563                     1.836245644
     2.322375001                     4.421256903
     2.914647604                     5.630100026
     2.107138113                     3.972467992
     2.779534039                     5.341826985
     2.544970587                      4.86100475
      3.16543944                     6.129969713
     2.888182322                     5.559521125
     1.930097857                     3.593601716
     1.812246278                     3.354051871
     1.369902611                     2.455967173
     0.959090944                     1.625541068
     3.009771999                     5.753977048
     2.240206594                     4.173843425
     2.052984328                      3.79231714
     1.861961552                     3.403760222
     0.581862281                     0.804810113
     0.560612351                     0.762216048
     2.916747499                     5.483933492
     0.756113302                     1.054874093
    -0.133099701                    -0.728825279
     -1.55330689                     -3.55229603
    -2.803087659                    -6.001103234
    -3.289830357                    -6.942558585
    -2.837497551                    -6.072062055
    -3.363331298                    -7.088719269
    -4.186443787                    -8.671481519
    -4.987627163                     -10.1988414
    -3.812989198                    -7.978417949
    -3.644152138                    -7.655366983
    -2.559281647                    -5.575950536
    -3.284659586                    -6.981792439
    -2.732734153                    -5.920138429
    -3.265379428                    -6.950519889
    -3.186586177                    -6.798936703
    -2.461773192                    -5.403399902
    -2.523575363                    -5.523276497
    -2.036622136                    -4.579340657
    -1.966433335                    -4.442606669
    -3.535166469                    -7.500825485
    -3.103032954                    -6.672088381
    -3.400651989                    -7.245401742
    -3.862493471                    -8.132321211
    -4.759177608                    -9.846039265
    -5.453530824                    -11.16057417
    -6.833720181                    -13.75433004
    -6.350932519                    -12.86047992
    -5.557228578                    -11.38341277
    -5.972918436                    -12.16350459
    -4.584702604                    -9.569868551
    -5.227849416                    -10.78895715
    -6.062640427                    -12.36057025
    -6.686074501                    -13.52384346
    -7.087399032                    -14.26767677
    -4.091989689                     -8.73982803
    -2.690006395                    -6.071745643
    -3.839723969                    -8.291270293
    -4.303803077                    -9.176461294
     -3.50205077                    -7.654603915
    -1.092689974                    -3.043244216
     0.955680417                     0.972704609
    -1.406985372                    -3.753423803
      0.15571391                    -0.702407338
    -1.270503456                    -3.530402777
    -0.092759292                    -1.228831126
     2.153754923                      3.21310588
    -0.429304924                     -2.00658731
     0.320890564                    -0.529963772
     3.616833102                     6.006013369
     3.011596819                     4.767629919
     4.037942562                     6.855313527
     3.763386432                     6.291331183
     2.308001174                      3.30964676
     0.608972198                    -0.121679847
     1.504593269                     1.656553765
     5.796511986                     10.25324189
     7.101723554                     12.97363038
     8.222328888                     15.33771657
     7.700740552                     14.22595325
      8.70260515                     16.35108142
     7.350018635                     13.45556841
     9.100145988                     17.15490067
     9.143715132                     17.24847229
     10.63560057                     20.45381103
     11.01391901                     21.27759464
     12.11338976                     23.67983698
      11.7005322                     22.76893498
     11.87481855                     23.15204772
     11.90408724                      23.2164858
     12.13168896                     23.71770582
     12.88244426                     25.37436013
     13.88102493                     27.59253346
     14.46841187                     28.90875252
     13.27977188                     26.23157554
     12.62762024                     24.77814518
     11.56369468                     22.42073664
     10.71641305                     20.56126359
      9.82013047                     18.60930439
     9.735989581                     18.42755461
     8.937682204                     16.70448106
     8.190249873                     15.10303883
     9.692471492                     18.29945022
     9.360629827                     17.58369123
     9.704208118                     18.32251659
     10.52413737                     20.09120157
     10.16217082                      19.3046042
     11.03798211                     21.20159513
     10.83504909                     20.75857906
     11.84101017                     22.95063709
     10.75039256                     20.55273082
      10.7533198                     20.55910347
      11.2269896                     21.59031782
       12.659482                     24.72224123
     11.40332877                     21.94093525
      10.5996763                     20.18159582
     9.420241351                     17.61836275
     9.010593852                     16.73768349
     9.722171404                      18.2617173
     10.94491528                     20.89753446
     11.32814121                     21.73274298
     12.05855401                     23.33009569
     13.10611099                     25.63594916
     12.16820119                     23.55232719
      13.0076007                     25.40151016
     10.31338649                     19.42211536
     12.28325264                     23.68715678
     9.106647137                     16.68869008
     9.255512246                     17.00711018
     8.830289793                     16.09632683
     8.373561716                     15.12188392
     7.552209329                     13.37688943
     7.216259248                     12.66860133
     4.751786313                     7.489000386
     3.287984851                     4.484897803
     2.512292084                     2.915534638
     2.632159708                     3.156212907
     0.602608749                    -0.923615313
     0.038308596                    -2.035093827
     0.309912604                    -1.503144386
     0.030860458                    -2.051161192
    -0.261739812                    -2.624181489
     0.369074763                     -1.39243581
     1.184864565                     0.210509032
     2.838528807                      3.48598973
     4.285878261                     6.398913369
     6.253127069                     10.41313157
     6.285748904                     10.48092965
     8.330048998                     14.73091005
     7.061395795                     12.04368268
     6.736239629                     11.36310694
      5.67343487                     9.145355212
     6.514658816                     10.88308024
     8.128568927                      14.2432811
     6.448467223                      10.6930569
     3.239684627                     4.019593887
     4.866122618                     7.297043251
     6.139407079                     9.902644649
     5.335528438                     8.237883349
     4.742858087                     7.019882448
     3.592257791                     4.668655631
     3.056312886                     3.585628117
     2.775463822                      3.02104501
     4.176704496                     5.830222865
     3.701606635                     4.864945402
     4.881730918                     7.251671559
     6.052211036                     9.645528869
     7.722215203                     13.09870515
      9.88753945                      17.6454993
     9.258433287                     16.29845833
     8.739739801                     15.19422773
     9.443220674                      16.6847028
     9.265594326                     16.30594426
     9.356017069                     16.49844223
     9.059454486                     15.86657798
     8.703571674                     15.11038634
     11.15711999                      20.3066994
     12.85126566                     23.97388821
     11.36501449                       20.708416
     12.16527235                     22.44321321
     10.63870299                     19.11030895
     8.799998384                      15.1513205
      9.71611613                      17.0905148
     8.646285253                     14.80703899
      7.44226712                     12.26245578
     4.890620718                     6.930213657
     6.339999316                     9.885337042
     6.492437705                      10.2003783
     7.140337696                     11.54129651
     6.521045116                      10.2518345
     6.415286761                     10.03290964
     6.914236116                     11.06473225
     5.307849719                     7.727237043
     1.722959898                     0.392735836
     0.803547098                    -1.422043571
     1.547658722                     0.033321946
     3.800696626                     4.472200574
      2.55571107                     1.966121427
      1.99561331                     0.852365876
     2.041617411                     0.943342778
     3.727957181                     4.279722143
      1.55931678                    -0.080630158
     1.117543908                    -0.949908692
     0.170901685                    -2.804482982
    -2.084446166                    -7.181197113
    -2.684923092                    -8.319638294
    -2.767314901                    -8.474880651
    -2.698570421                    -8.345462301
    -2.047312492                    -7.118537998
    -3.785874743                    -10.41564414
    -5.035215159                    -12.74214986
    -5.470115888                    -13.54136196
    -6.693427118                    -15.77908443
    -4.729323759                    -12.23338388
    -3.416493841                    -9.814535943
    -3.250766202                    -9.505037467
    -4.167049171                    -11.21913875
    -4.438457671                    -11.72201131
    -4.035962011                    -10.97837518
    -3.593308693                    -10.15711509
    -2.299338082                    -7.745372684
    -1.834966836                    -6.868400196
    -1.614429272                    -6.449941292
    -1.798853025                    -6.800660462
    -2.040103782                    -7.258586097
    -2.666645483                    -8.444915715
    -3.181791995                    -9.414044594
    -4.110820792                    -11.15249778
    -4.139737132                    -11.20608349
    -5.661998107                    -14.02617828
    -3.934480616                    -10.87747303
    -4.080538632                    -11.14847681
    -5.137187418                    -13.10605357
    -6.907896678                    -16.34997838
    -6.704536978                    -15.98451143
    -5.761972915                    -14.28689447
      -3.8730659                    -10.85082749
    -2.869212328                    -8.988857877
    -3.304173708                    -9.803971868
    -2.857477669                    -8.970632725
     -1.77686425                    -6.945411362
    -1.897275992                    -7.173562603
    -0.189503773                    -3.941717358

                                 DOWNWARD MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance (-15.8%)   2x Fund Performance (-31.9%)
               0                               0
          1.0876                          2.1752
     0.833779145                     1.662096581
    -1.693014526                    -3.433004376
    -2.544215391                    -5.105274352
     -4.12027034                    -8.174549359
    -5.432767959                    -10.68854655
    -5.262915753                    -10.36772194
    -5.788536044                    -11.36231755
    -5.385442875                    -10.60382718
    -5.092440514                    -10.05014304
    -3.785088882                    -7.572024482
    -4.448856311                    -8.847308717
    -3.609210191                    -7.245318398
    -3.446782071                     -6.93271657
    -2.204142156                    -4.537164695
    -3.708144654                    -7.473410583
    -4.859217493                    -9.685536283
    -3.545894131                    -7.192134569
    -3.052155209                    -6.241986204
    -2.894886415                    -5.937797704
    -2.698840901                    -5.557993344
    -2.072669022                    -4.342449164
    -1.737169986                    -3.687003626
    -1.666384391                     -3.54824164
    -1.752535455                     -3.71724634
     -0.51894029                     -1.29939383
    -0.771005399                    -1.799569022
    -0.806391451                    -1.869607533
    -1.164480378                    -2.578108967
    -0.223892388                    -0.723839146
    -0.487241447                    -1.247898144
     0.553562495                     0.817798323
    -0.661627308                    -1.618967863
     -1.32821759                    -2.939300342
    -3.057045889                     -6.34050138
    -2.702816335                    -5.656037764
    -3.051947819                    -6.333106643
    -2.444471324                    -5.159273136
    -3.657769434                    -7.518341376
     -3.25165803                    -6.738665505
    -2.183556335                    -4.679455239
    -3.170132985                    -6.602261268
     -3.54246319                    -7.320527238
    -1.435637671                     -3.27191715
     0.798225037                      1.11257339
     1.416974941                     2.353932453
     1.250002034                     2.016901425
     1.020529029                     1.554479214
      0.29883837                     0.103468815
     3.155549884                     5.805762812
     3.585553794                     6.687865457
     6.005105159                     11.67189578
     7.058594495                     13.89150871
     6.994352915                     13.75482524
     9.037731067                     18.09980454
     5.772160059                     11.02586245
     4.870674516                     9.133337803
     5.625260967                     10.70385384
      4.31508523                     7.957512635
     4.235268543                     7.792305253
     5.092134568                     9.564518544
     6.542616209                     12.58893751
     5.239813098                     9.835462458
     1.377406718                     1.773319843
     2.384084366                     3.794537975
     2.860221551                     4.759930972
      4.58714181                     8.277559935
     5.685934322                     10.55268802
     5.982277682                      11.1726675
     4.619875502                     8.314418217
     5.141468354                     9.394442944
     5.974420094                     11.12773226
     6.208867304                     11.61942802
     6.794619828                     12.85061263
     8.680719609                     16.83672197
     9.008120277                     17.54066322
     10.83836662                      21.4876787
      9.21558209                     17.93027649
     9.513500355                      18.5736569
     9.385971884                     18.29749886
     9.676872938                     18.92669959
      10.3996874                     20.49424864
     9.760418011                     19.09880474
     11.60252711                     23.09647522
     8.968930672                     17.28681398
     9.141820777                      17.6589885
     9.580920151                     18.60571978
     8.246443705                     15.71695887
     8.270135604                     15.76761281
     8.023669468                     15.24054602
     8.750755182                     16.79186816
     9.046546361                     17.42719256
     7.278138519                       13.618559
     4.007979022                     6.691689931
     6.609322586                     12.02862165
     4.638862476                     7.887371617
     5.091467412                     8.820683692
     5.807497616                     10.30356138
     3.421009507                      5.32776773
     2.948540967                     4.365408982
     3.935055656                     6.365592918
     3.332419416                     5.132134956
     4.622111343                     7.756443309
     5.813757191                     10.21113509
     5.450064727                     9.453521703
      7.39488027                      13.4908243
     7.860028976                     14.47392722
     9.423783676                     17.79321321
     9.248399235                     17.41561529
     8.808390383                     16.46980903
     8.359338155                     15.50846722
     6.451455289                     11.44095206
     5.339463387                     9.112727687
     6.138463216                     10.76796777
     7.119214458                     12.81502627
     5.735127088                     9.899660363
     6.676000543                     11.85552264
     5.327722572                     9.028038737
      2.69537213                     3.578381249
      3.41322305                     5.026427734
     0.341540086                    -1.212772232
    -0.742549913                    -3.347366649
     0.137992704                    -1.632497637
    -0.815220849                    -3.505218147
    -1.229297465                    -4.310910978
    -1.792408994                    -5.401996246
    -0.243871699                      -2.4187536
     0.602509172                     -0.76289743
     -0.17056075                    -2.288052612
     2.801860804                     3.530693855
      5.05126832                      8.06140408
     2.595589872                     3.009317316
     3.143809406                      4.11017789
     2.080499875                     1.963634243
     0.349929161                     -1.49354474
     0.349465404                    -1.494455215
     0.319620469                    -1.553048284
     0.609423789                    -0.984261175
    -0.792065485                    -3.742839659
     0.627203226                    -0.988729787
     1.635689057                     0.995852113
     1.517212334                     0.760390383
     0.150892174                    -1.951877805
     1.180643647                      0.06438378
     0.919142273                     -0.45284902
     0.926982278                     -0.43738218
     2.106818701                     1.890391825
     3.547443806                     4.765534901
     3.965589093                     5.611663267
     4.435149677                     6.565653421
      3.18861173                     4.021718143
     4.732210173                     7.133839906
     4.494583261                     6.647687968
     2.264459865                     2.095538054
     1.931599275                     1.430916521
     2.770628848                     3.100733127
     3.277986888                     4.118708526
     3.694744549                     4.959008975
     4.471874442                     6.532218568
     6.082099443                     9.816180738
     5.836816413                     9.308346792
     3.534759819                      4.55321509
     4.354506633                     6.208836161
     4.600418028                     6.709398406
     4.876416691                     7.272525243
     6.611911635                     10.82281674
     8.647666087                     15.05514011
     8.316670973                     14.35410914
     7.605247078                     12.85195356
     6.729232761                     11.01449806
     6.112167029                     9.730815212
      7.75160001                      13.1214974
     7.831815688                       13.289924
     7.389586629                     12.36069738
     7.504074667                     12.60027286
     5.917529533                      9.27676321
     6.860862827                     11.22326648
     7.614370829                     12.79180372
     8.862374687                     15.40789682
     9.287710871                      16.3097172
      9.88231252                     17.57532976
     8.993968964                     15.67425425
     6.289065637                     9.932878317
     5.872083003                     9.070322967
     6.044442754                     9.425455939
     7.869891792                     13.19275554
     7.105892496                     11.58935752
     5.271704087                      7.76742202
     5.662441071                     8.567422701
      4.44087759                     6.057126753
     4.648652272                     6.479106849
     2.829021506                     2.776189429
      2.09201506                     1.302933864
     3.542232134                     4.180950216
     3.672892077                     4.443882098
     5.314863342                     7.752246507
     7.351652799                      11.9201034
     8.319556771                     13.93829147
     7.407917717                     12.02043658
     6.680540558                     10.50320938
     7.538998867                     12.28164803
     5.853755216                     8.762516619
     3.592083882                     4.114876759
     0.101859392                    -2.900800097
     2.513913796                     1.778604545
     4.225076045                     5.176381479
     5.623880791                     7.999525911
     3.426059079                     3.505017641
     3.368751734                      3.39031545
     3.307658734                     3.268103962
     3.142397473                      2.93770799
     3.346433763                     3.344970738
     0.282832081                    -2.782145887
     0.407563868                    -2.540306753
    -0.192752875                    -3.705690781
    -0.706939851                    -4.697868826
     0.129991424                    -3.091284559
     1.511585045                    -0.416991648
    -0.839524776                     -5.02987576
    -0.237769432                    -3.877223363
     2.080704806                     0.590563296
     0.829501608                    -1.875313773
    -0.488743296                    -4.441078069
    -3.683850727                     -10.5774898
    -3.640704944                    -10.49737438
    -4.601079495                    -12.28144812
    -3.392947565                    -10.05971264
    -3.333047329                    -9.948179487
    -3.644256916                    -10.52800515
    -3.260741787                    -9.815772281
    -4.050453374                    -11.28817409
    -3.386146688                    -10.05978144
    -4.310229211                    -11.78028386
    -4.834245533                    -12.74650148
    -5.988130306                    -14.86239882
    -7.497396862                    -17.59599691
    -8.280116889                    -18.99053634
     -8.35777428                    -19.12771452
    -10.16596704                    -22.31909665
    -11.09485094                    -23.92553774
    -12.21221085                    -25.83774542
    -12.43714072                    -26.21778248
    -14.21396626                    -29.21215999
    -12.62572363                    -26.59102785
    -13.51204829                    -28.08034908
    -13.80646193                    -28.56999245
    -12.19834909                    -25.90465314
    -12.84604431                    -26.99782625
    -13.27799674                      -27.721453
    -13.78505163                    -28.56666387
     -15.5676319                    -31.52057519
    -15.81726464                    -31.92550772

MARKET VOLATILITY. Each Daily Leveraged Fund and Leveraged Inverse Fund seeks to provide a return that is a multiple of the daily performance of its benchmark. NO DAILY LEVERAGED FUND OR LEVERAGED INVERSE FUND ATTEMPTS TO, AND NO DAILY LEVERAGED FUND OR LEVERAGED INVERSE FUND SHOULD BE EXPECTED TO, PROVIDE RETURNS THAT ARE A MULTIPLE OF THE RETURN OF THE BENCHMARK FOR PERIODS OTHER THAN A SINGLE DAY. Each Daily Leveraged Fund and Leveraged Inverse Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses.

Daily rebalancing will impair a Daily Leveraged Fund's or Leveraged Inverse Fund's performance if the benchmark experiences volatility. For instance, a hypothetical 2x daily leveraged fund would be expected to lose -3.9% (as shown in Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%. If the benchmark's annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 2x daily leveraged fund widens to approximately -14.8% while the loss for a 2x inverse fund rises to 38.0%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the benchmark is flat. For instance, if annualized volatility of the benchmark is 90%, a 2x leveraged inverse fund targeted to the same benchmark would be expected to lose more than 90% of its value even if the cumulative benchmark return for the year was 0%. An index's volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

TABLE 1

 BENCHMARK
ANNUALIZED   HYPOTHETICAL   HYPOTHETICAL
VOLATILITY   2X LEVERAGED     2X INVERSE
   RANGE       FUND LOSS      FUND LOSS
----------   ------------   ------------
    10%          -1.0%          -2.9%
    20%          -3.9%         -11.3%
    30%          -8.6%         -23.6%
    40%         -14.8%         -38.0%
    50%         -22.2%         -52.7%
    60%         -30.4%         -66.0%
    70%         -39.1%         -77.1%
    80%         -47.5%         -85.3%
    90%         -56.2%         -91.3%
   100%         -64.0%         -95.1%

Table 1 shows the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.

Table 2 shows the range of volatility for the indices to which the Daily Leveraged Funds and Leveraged Inverse Funds are benchmarked for the five year period ended June 30, 2010. (In historical terms, volatility ranges during this period were extremely high). The indices to which the Funds are benchmarked have historical volatility rates over that period ranging from 8.70% to 30.59%. Since market volatility, like that experienced by the markets recently, has negative implications for funds that rebalance daily, investors should be sure to monitor and manage their investments in the Daily Leveraged Funds and Leveraged Inverse Funds in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various indices in Table 2 to give investors some sense of the risks of holding the Daily Leveraged Funds and Leveraged Inverse Funds for long periods. These tables are intended to simply underscore the fact that the Daily Leveraged Funds and Leveraged Inverse Funds are designed for investors who
(a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. THEY ARE NOT INTENDED TO BE USED BY, AND ARE NOT APPROPRIATE FOR, INVESTORS WHO DO NOT INTEND TO ACTIVELY MONITOR AND MANAGE THEIR PORTFOLIOS.

TABLE 2

                             VOLATILITY
                            AVERAGE FOR
                           THE FIVE YEAR
                            PERIOD ENDED
INDEX                      JUNE 30, 2010
-----                      -------------
S&P 500 Index                  24.67%
S&P MidCap 400 Index           27.26%
Russell 2000(R) Index          30.59%
NASDAQ-100 Index(R)            26.18%
Nikkei 225 Stock Average       28.32%
STOXX 50(R) Index              23.79%
U.S. Dollar Index               8.70%

A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. Each Daily Leveraged Fund seeks daily exposure to its target index equal to or in excess of 120% of its net assets while each Leveraged Inverse Fund seeks daily exposure to its target index equal to -200% of its net assets. As a consequence, for each Daily Leveraged Fund the risk of total loss of your investment exists in the event of a movement of the Daily Leveraged Fund's target index in excess of 50% in a direction adverse to the Daily Leveraged Fund (meaning a decline in the value of the target index of a Daily Leveraged Fund) and for each Leveraged Inverse Fund the risk of total loss exists in the event of a movement of the Leveraged Inverse Fund's target index in excess of 50% in a direction adverse to the Leveraged Inverse Fund (meaning a gain in the value of the target index of a Leveraged Inverse Fund). In short, the risk of total loss of your investment exists.

THE PROJECTED RETURNS OF LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Daily Leveraged Funds and Leveraged Inverse Funds seek daily leveraged investment results, which should not be equated with seeking a leveraged goal for longer than a day. For instance, if a Daily Leveraged Fund's underlying index gains 10% for a week, the Daily Leveraged Fund's shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses set forth in the prospectus, but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Daily Leveraged Fund's or Leveraged Inverse Fund's daily target or inverse daily target (E.G., 200% or -200%) will not generally equal a Daily Leveraged Fund's or Leveraged Inverse Fund's performance over that same period.

The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index impact a Daily Leveraged Fund's and Leveraged Inverse Fund's performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in a

Daily Leveraged Fund and Leveraged Inverse Fund over a 10 trading day period and do not reflect expenses of any kind.

TABLE 1: NO CLEAR TREND IN THE MARKET

                     INDEX                   2X DAILY LEVERAGED FUND           2X LEVERAGED INVERSE FUND
        ------------------------------  ---------------------------------  ---------------------------------
                  DAILY     CUMULATIVE              DAILY      CUMULATIVE              DAILY      CUMULATIVE
        VALUE  PERFORMANCE     VALUE      NAV    PERFORMANCE  PERFORMANCE    NAV    PERFORMANCE  PERFORMANCE
        -----  -----------  ----------  -------  -----------  -----------  -------  -----------  -----------
         100                            $100.00                            $100.00
Day 1    105       5.00%        5.00%   $110.00      10.00%      10.00%    $ 90.00    -10.00%      -10.00%
Day 2    110       4.76%       10.00%   $120.48       9.52%      20.48%    $ 81.43     -9.52%      -18.57%
Day 3    100      -9.09%        0.00%   $ 98.57     -18.18%      -1.43%    $ 96.23     18.18%       -3.77%
Day 4     90     -10.00%      -10.00%   $ 78.86     -20.00%     -21.14%    $115.48     20.00%       15.48%
Day 5     85      -5.56%      -15.00%   $ 70.10     -11.11%     -29.90%    $128.31     11.11%       28.31%
Day 6    100      17.65%        0.00%   $ 94.83      35.29%      -5.17%    $ 83.03    -35.29%      -16.97%
Day 7     95      -5.00%       -5.00%   $ 85.35     -10.00%     -14.65%    $ 91.33     10.00%       -8.67%
Day 8    100       5.26%        0.00%   $ 94.34      10.53%      -5.66%    $ 81.71    -10.53%      -18.29%
Day 9    105       5.00%        5.00%   $103.77      10.00%       3.77%    $ 73.54    -10.00%      -26.46%
Day 10   100      -4.76%        0.00%   $ 93.89      -9.52%      -6.11%    $ 80.55      9.52%      -19.45%

The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is -6.11%, while the hypothetical return of the Leveraged Inverse Fund is -19.45%. The volatility of the benchmark performance and lack of clear trend results in performance for each Daily Leveraged Fund and Leveraged Inverse Fund for the period which bears little relationship to the performance of the Funds' target index for the 10 trading day period.

TABLE 2: CLEAR TREND THAT MARKET RISES

                     INDEX                   2X DAILY LEVERAGED FUND           2X LEVERAGED INVERSE FUND
        ------------------------------  ---------------------------------  ---------------------------------
                  DAILY     CUMULATIVE              DAILY      CUMULATIVE              DAILY      CUMULATIVE
        VALUE  PERFORMANCE     VALUE      NAV    PERFORMANCE  PERFORMANCE    NAV    PERFORMANCE  PERFORMANCE
        -----  -----------  ----------  -------  -----------  -----------  -------  -----------  -----------
         100                            $100.00                            $100.00
Day 1    102      2.00%        2.00%    $104.00     4.00%         4.00%    $ 96.00     -4.00%       -4.00%
Day 2    104      1.96%        4.00%    $108.08     3.92%         8.08%    $ 92.24     -3.92%       -7.76%
Day 3    106      1.92%        6.00%    $112.24     3.85%        12.24%    $ 88.69     -3.85%      -11.31%
Day 4    108      1.89%        8.00%    $116.47     3.77%        16.47%    $ 85.34     -3.77%      -14.66%
Day 5    110      1.85%       10.00%    $120.78     3.70%        20.78%    $ 82.18     -3.70%      -17.82%
Day 6    112      1.82%       12.00%    $125.18     3.64%        25.18%    $ 79.19     -3.64%      -20.81%
Day 7    114      1.79%       14.00%    $129.65     3.57%        29.65%    $ 76.36     -3.57%      -23.64%
Day 8    116      1.75%       16.00%    $134.20     3.51%        34.20%    $ 73.68     -3.51%      -26.32%
Day 9    118      1.72%       18.00%    $138.82     3.45%        38.82%    $ 71.14     -3.45%      -28.86%
Day 10   120      1.69%       20.00%    $143.53     3.39%        43.53%    $ 68.73     -3.39%      -31.27%

The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is 43.53%, while the hypothetical return of the Leveraged Inverse Fund is -31.27%. The hypothetical return of the Daily Leveraged Fund is 218% of the index return for the 10 trading day period while the hypothetical return of the Leveraged Inverse Fund is -156% of the index return for the period. In this case, because of the positive index trend, the Daily Leveraged Fund gain is greater than 200% of the index gain and the Leveraged Inverse Fund decline is less than -200% of the index gain for the 10 trading day period.

TABLE 3: CLEAR TREND THAT MARKET DECLINES

                     INDEX                   2X DAILY LEVERAGED FUND           2X LEVERAGED INVERSE FUND
        ------------------------------  ---------------------------------  ---------------------------------
                  DAILY     CUMULATIVE              DAILY      CUMULATIVE              DAILY      CUMULATIVE
        VALUE  PERFORMANCE     VALUE      NAV    PERFORMANCE  PERFORMANCE    NAV    PERFORMANCE  PERFORMANCE
        -----  -----------  ----------  -------  -----------  -----------  -------  -----------  -----------
         100                            $100.00                            $100.00
Day 1     98      -2.00%       -2.00%   $ 96.00     -4.00%       -4.00%    $104.00     4.00%         4.00%
Day 2     96      -2.04%       -4.00%   $ 92.08     -4.08%       -7.92%    $108.24     4.08%         8.24%
Day 3     94      -2.08%       -6.00%   $ 88.24     -4.17%      -11.76%    $112.76     4.17%        12.76%
Day 4     92      -2.13%       -8.00%   $ 84.49     -4.26%      -15.51%    $117.55     4.26%        17.55%
Day 5     90      -2.17%      -10.00%   $ 80.82     -4.35%      -19.18%    $122.66     4.35%        22.66%
Day 6     88      -2.22%      -12.00%   $ 77.22     -4.44%      -22.78%    $128.12     4.44%        28.12%
Day 7     86      -2.27%      -14.00%   $ 73.71     -4.55%      -26.29%    $133.94     4.55%        33.94%
Day 8     84      -2.33%      -16.00%   $ 70.29     -4.65%      -29.71%    $140.17     4.65%        40.17%
Day 9     82      -2.38%      -18.00%   $ 66.94     -4.76%      -33.06%    $146.84     4.76%        46.84%
Day 10    80      -2.44%      -20.00%   $ 63.67     -4.88%      -36.33%    $154.01     4.88%        54.01%

The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is -36.33%, while the hypothetical return of the Leveraged Inverse Fund is 54.01%. The hypothetical return of the Daily Leveraged Fund is 182% of the index return for the 10 trading day period, while the hypothetical return of the Leveraged Inverse Fund is -270% of the index return for the period. In this case, because of the negative index trend, the Daily Leveraged Fund decline is less than 200% of the index decline and the Leveraged Inverse Fund gain is greater than 200% of the index decline for the 10 trading day period.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

ACTIVE TRADING RISK- A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

CAPITALIZATION SECURITIES RISK - The Fund's underlying index may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, E.G., large, mid or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in its underlying index may underperform other segments of the equity market or the equity market as a whole. If the Fund has net short exposure to the components of its underlying index it is subject to the risk that the predominate capitalization range represented in its underlying index may outperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

CORRELATION AND COMPOUNDING RISK - A number of factors may affect the Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. A number of factors may adversely affect the Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying index or benchmark, or its weighting of investment exposure to such securities or industries may be different from that of its underlying index or benchmark. In addition, the Fund may invest in securities or financial instruments not included in its underlying index or benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. If the Fund seeks to meet its investment objective on a daily basis, activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund's ability to meet its daily investment objective on that day.

Each of the Nova Fund, Mid-Cap 1.5x Strategy Fund, Russell 2000(R) 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, and Government Long Bond 1.2x Strategy Fund is considered a "leveraged" fund because it seeks to match or correlate to a multiple or a multiple of the inverse of the performance of the Fund's underlying index or benchmark on a daily basis. The Europe 1.25x Strategy Fund and Japan 2x Strategy Fund are also "leveraged" funds but have investment objectives to correlate to a multiple of the performance of each Fund's underlying index over time. The Funds listed above are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from the Nova Fund's, Mid-Cap 1.5x Strategy Fund's, Russell 2000(R) 1.5x Strategy Fund's, Strengthening Dollar 2x Strategy Fund's, Weakening Dollar 2x Strategy Fund's, and Government Long Bond 1.2x Strategy Fund's having a single day investment objective in combination with the use of leverage, which is that for periods greater than one day, the effect of compounding may cause the performance of the Fund to be either greater than or less than the performance of the Fund's underlying index or benchmark (or the inverse of the performance of the Fund's underlying index or benchmark) times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

COUNTERPARTY CREDIT RISK - The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties. Swap agreements also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

     CREDIT DEFAULT SWAP RISK - The High Yield Strategy Fund and Inverse High Yield Strategy Fund may each enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a "Credit Event") or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund's credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

CREDIT RISK - For the High Yield Strategy Fund and U.S. Government Money Market Fund, credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. For the Inverse High Yield Strategy Fund, credit risk is the risk that the Fund could lose money if the credit quality, or the perception of the financial condition, of the issuer or guarantor of a debt instrument is either upgraded or improves. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Similarly, the Strengthening Dollar 2x Strategy Fund's exposure to the U.S. Dollar Index(R) subjects the Fund to the risk that foreign currencies will appreciate in value relative to the U.S. Dollar. Conversely, the Weakening Dollar 2x Strategy Fund's exposure to the U.S. Dollar Index(R) subjects the Fund to the risk that foreign currencies will depreciate in value relative to the U.S. Dollar. To the extent the U.S. Dollar Index(R) is heavily weighted in a particular currency, the Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund will necessarily have concentrated exposures to that same currency. Currently, the Euro is the most heavily weighted of the six foreign currencies represented by the U.S. Dollar Index(R) at approximately 58%. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK - The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a CFTC approved futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated


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     to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

     - The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

     - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FIXED INCOME RISK - The Fund may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. While such periods may benefit the High Yield Strategy Fund, they may cause the value of an investment in the Inverse High Yield Strategy Fund to decrease. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Government Long Bond 1.2x Strategy Fund or Inverse Government Long Bond Strategy Fund having to reinvest the proceeds in lower or higher coupon securities, respectively. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. The value of an investment in the High Yield Strategy Fund may decline during periods of rising interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. With respect to the High Yield Strategy Fund and Inverse High Yield Strategy Fund, the prices of high yield bonds, unlike those of investment grade bonds, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.


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FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, which are indirectly linked to the performance of foreign issuers. The High Yield Strategy and Inverse High Yield Strategy Funds may invest in instruments that are linked to the performance of foreign issuers, primarily Canadian issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund. With respect to the High Yield Strategy and Inverse High Yield Strategy Funds, the Canadian economy can be significantly affected by the U.S. economy and the price of natural resources. In addition, periodic demands by the Province of Quebec for sovereignty could significantly affect the Canadian market.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK - Because a significant portion of the assets of the Fund are invested in a specific geographical region, the value of its investments and the NAV of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990s and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

GROWTH STOCKS RISK - Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer's earnings and other measures, because investors believe they have greater growth potential. However, there is no guarantee that such an issuer will realize that growth potential. In addition, an investment in growth stocks also may be susceptible to rapid price swings, especially during periods of economic uncertainty or in response to adverse news about the condition of the issuer, such as earnings disappointments. Growth stocks also typically have little or no dividend income to absorb the effect of adverse market conditions.

HIGH YIELD RISK - The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield


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securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. The High Yield Strategy Fund seeks to correspond generally to the total return of the high yield bond market and thus an investment in the Fund will generally decline in value when the high yield bond market is losing value. By contrast, the Inverse High Yield Strategy Fund seeks to correspond generally to the inverse (opposite) of the total return of the high yield bond market, and thus an investment in the Fund will generally decline in value when the high yield bond market is gaining value.

INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates. Because the Fund primarily invests in money market instruments and other short-term securities that are based on short-term interest rates, which can fluctuate significantly over short periods, the risk of decline in the Fund's yield may be greater than funds that invest in longer term securities that lock in interest rates. For example, if the Fund invests in money market securities with maturities of less than one year and interest rates decline, then the yield of the Fund will also decline because when the money market securities mature, the returns are reinvested at lower interest rates.

INDUSTRY CONCENTRATION RISK - The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

INTEREST RATE RISK - The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund - a means of achieving an overall investment objective of principal safety - reduces the likelihood of price fluctuation.

INVESTMENT IN INVESTMENT COMPANIES RISK - The Fund may purchase shares of investment companies, such as ETFs, unit investment trusts, and closed-end investment companies to gain exposure to a particular portion of the market or when such investments present a more cost efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company


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generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund may invest in investment companies, such as the Managed Futures Strategy Fund's, Commodities Strategy Fund's, Long/Short Commodities Strategy Fund's, and Multi-Hedge Strategy Fund's respective Subsidiaries, described in a separate prospectus, or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the regulatory scheme of the Investment Company Act of 1940.

INVESTMENT TECHNIQUE RISK - The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, options, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in high yield debt securities, the securities underlying the Fund's derivative investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund's position in a particular instrument when desired.

ISSUER SPECIFIC RISK - The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the High Yield Strategy Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the High Yield Strategy Fund to decrease. Conversely, with respect to the Inverse High Yield Strategy Fund, effective management, improved financial condition or increased demand of the issuer's goods or services are factors that may contribute to an increase in the value of a security. An increase in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Inverse High Yield Strategy Fund to decrease.

LEVERAGING RISK - The Fund achieves leveraged exposure to its underlying index through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to


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satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses. The value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

MARKET RISK - The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day.

NON-DIVERSIFICATION RISK - To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund invests, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a


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result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

PASSIVE INVESTMENT RISK - The Fund is not actively managed and may be affected by a general decline in market segments relating to its underlying index or benchmark. The Fund invests in securities included in, or representative of, its underlying index regardless of their investment merits. The Advisor does not attempt to take defensive positions in declining markets.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REAL ESTATE SECTOR CONCENTRATION RISK - The risk that the securities of Real Estate Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Real Estate Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in Real Estate Companies may also subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is


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obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

STATUS AS A REGULATED INVESTMENT COMPANY RISK - The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Please see the Statement of Additional Information under "Special Considerations Applicable to the Funds" for additional discussion of this issue.

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the NASDAQ-100(R) Fund's, Inverse NASDAQ-100(R) Strategy Fund's, and Technology Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

In addition, because the Nova Fund, S&P 500 Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100(R) Fund, Inverse NASDAQ-100(R) Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell


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2000(R) Fund, Inverse Russell 2000(R) Strategy Fund, Inverse Government Long
Bond Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

The Mid-Cap 1.5x Strategy Fund, Russell 2000(R) 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund seek to track their respective benchmarks over time, but are also subject to the effects of mathematical compounding. Tracking error may be more significant for the Mid-Cap 1.5x Strategy Fund, Russell 2000(R) 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund compared to other Rydex|SGI Funds due to the Funds' consistent application of leverage to increase exposure to their respective underlying indices.

The prices of the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund are calculated at the close of the U.S. markets using fair value prices. Due to the differences in times between the close of the European and Japanese markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. On a daily basis, the Funds are priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movement in the U.S. as related to the securities. As a result, the tracking error risk for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund may be higher than for other Rydex|SGI Funds.

TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

VALUE STOCKS RISK - Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock. In addition, the Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee for the fiscal year ended March 31, 2010 at an annualized rate based on the average daily net assets of each Fund, as set forth below:

                                        ADVISORY
FUND                                       FEE
----                                    --------
NOVA                                      0.75%
S&P 500                                   0.75%
INVERSE S&P 500 STRATEGY                  0.90%
NASDAQ-100(R)                             0.75%
INVERSE NASDAQ-100(R) STRATEGY            0.90%
MID-CAP 1.5x STRATEGY                     0.90%
INVERSE MID-CAP STRATEGY                  0.90%
RUSSELL 2000(R) 1.5x STRATEGY             0.90%
RUSSELL 2000(R)                           0.75%
INVERSE RUSSELL 2000(R) STRATEGY          0.90%
S&P 500 PURE GROWTH                       0.75%
S&P 500 PURE VALUE                        0.75%
S&P MIDCAP 400 PURE GROWTH                0.75%
S&P MIDCAP 400 PURE VALUE                 0.75%
S&P SMALLCAP 600 PURE GROWTH              0.75%
S&P SMALLCAP 600 PURE VALUE               0.75%
EUROPE 1.25x STRATEGY                     0.90%
JAPAN 2x STRATEGY                         0.75%
STRENGTHENING DOLLAR 2x STRATEGY          0.90%
WEAKENING DOLLAR 2x STRATEGY              0.90%
REAL ESTATE                               0.85%
GOVERNMENT LONG BOND 1.2x STRATEGY        0.50%
INVERSE GOVERNMENT LONG BOND STRATEGY     0.90%
HIGH YIELD STRATEGY                       0.75%
INVERSE HIGH YIELD STRATEGY               0.75%
U.S. GOVERNMENT MONEY MARKET              0.50%

The Advisor may reimburse expenses or waive fees of the U.S. Government Money Market Fund to the extent necessary to maintain the Fund's net yield at a certain level as determined by the Advisor. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the Funds' September 30, 2009 Semi-Annual Report to Shareholders, which covers the period April 1, 2009 to September 30, 2009.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investment professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of the Advisor - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with the Advisor since it was founded in 1993. Mr. Byrum was named the President of the Advisor in 2004 and has served as CIO of the Advisor since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R) Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Funds. Mr. Dellapa joined the Advisor in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became a Portfolio Manager. Prior to joining the Advisor, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

RYAN A. HARDER, CFA, Portfolio Manager - Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio

Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

LEGAL PROCEEDINGS

In March, 2010, an action was filed against the Advisor, Rydex Distributors, Inc. (the "Distributor"), the Trust, and certain trustees and officers of the Trust in federal district court in San Francisco, California. The action seeks class action status on behalf of purchasers of shares in the Trust's Inverse Government Long Bond Strategy Fund during a particular time period. The action asserts claims under provisions of the federal securities laws, alleging that certain registration statements of the Trust contained negligent misrepresentations and omissions with respect to certain risks associated with investment in the Inverse Government Long Bond Strategy Fund, the suitability of the Inverse Government Long Bond Strategy Fund and differences between performance of the Inverse Government Long Bond Strategy Fund's shares over time and that of its reference benchmark. The action also asserts a claim seeking to hold the Advisor and the individual trustee defendants liable as control persons of the Trust. The action seeks unspecified damages and interest thereon as well as an award to the plaintiffs and putative class of attorney's fees and litigation expenses. The Advisor, the Trust and the other defendants believe the claims asserted to be without merit and intend to actively defend against them. The Advisor and Distributor do not believe that these claims are likely to have a material adverse effect on the Inverse Government Long Bond Strategy Fund, or the ability of the Advisor and Distributor to perform their duties as investment adviser and principal underwriter of the Inverse Government Long Bond Strategy Fund.

SHAREHOLDER INFORMATION

CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

Each Fund calculates its NAV by:

-    Taking the current market value of its total assets

-    Subtracting any liabilities

-    Dividing that amount by the total number of shares owned by shareholders

The Funds, except for the S&P 500 Fund and Russell 2000(R) Fund, calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The S&P 500 and Russell 2000(R) Funds, calculate NAV twice each Business Day, first in the morning and again in the afternoon, on each day that the NYSE is open for trading. The S&P 500 and Russell 2000(R) Funds' morning NAV is calculated as of 10:45 a.m., Eastern Time and the Funds' afternoon NAV is calculated as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time).

If the NYSE closes early - such as on days in advance of holidays generally observed by the

NYSE - the Funds will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. In addition, if the NYSE closes early the S&P 500 Fund and Russell 2000(R) Fund will calculate NAV only once and will not calculate the morning NAV. These dates are listed in the SAI. For more information on these early closings, please call 800.820.0888 or visit the Rydex|SGI web site - www.rydex-sgi.com.

In calculating NAV, the Funds, except for the International Equity Funds, generally value their investment portfolios based on the market price of the securities as of the time the Funds determine NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.

The International Equity Funds generally value their assets at fair value using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Funds price their shares at the close of the NYSE. As such, the value assigned to the Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Funds' Board of Trustees.

More information about the valuation of the Funds' holdings and the amortized cost method can be found in the SAI.

BUYING, SELLING AND EXCHANGING FUND SHARES

Investor Class and H-Class Shares are offered directly through Rydex Fund Services Inc. and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex|SGI shareholder account to make share transactions
- buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex|SGI Client Services at 800.820.0888 or
301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.

To open an Individual Retirement Account ("IRA") with Rydex|SGI directly, you must transfer an existing IRA (or multiple IRAs) in order to meet the minimum investment amount requirements.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call

Rydex|SGI to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex|SGI.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     - You must provide a street address (Rydex|SGI does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - If you open an account directly with Rydex|SGI you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early - or as otherwise permitted by the U.S. Securities and Exchange Commission - the Funds reserve the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and Rydex will post advance notice of early closings at www.rydex-sgi.com.

Notwithstanding the foregoing, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.rydex-sgi.com.

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Funds' transfer agent, distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.

METHOD                      FUND                     MORNING CUT-OFF TIME         AFTERNOON CUT-OFF TIME
------         --------------------------------   --------------------------   ----------------------------
By Mail        All Funds                                 Not Available             4:00 P.M., Eastern Time
                                                                                      or earlier close

By Phone       Domestic Equity Funds - except            Not Available             3:45 P.M., Eastern Time
               for the S&P 500 Fund and
               Russell 2000(R) Fund

               S&P 500 Fund and Russell 2000(R)    10:30 A.M., Eastern Time        3:45 P.M., Eastern Time
               Fund

               International Equity Funds                Not Available             3:45 P.M., Eastern Time

               Strengthening Dollar 2x                   Not Available             3:45 P.M., Eastern Time
               Strategy Fund and Weakening
               Dollar 2x Strategy Fund

               Real Estate Fund                          Not Available             3:30 P.M., Eastern Time

               Fixed Income Funds - except               Not Available             3:45 P.M., Eastern Time
               for the High Yield Strategy
               Fund and Inverse High Yield
               Strategy Fund

               High Yield Strategy Fund and              Not Available            3:30 P.M., Eastern Time
               Inverse High Yield Strategy
               Fund

               U.S. Government Money Market              Not Available            1:00 P.M., Eastern Time
               Fund*

By Internet    Domestic Equity Funds - except            Not Available            3:50 P.M., Eastern Time
               for the S&P 500 Fund and
               Russell 2000(R) Fund

               S&P 500 Fund and Russell 2000(R)    10:30 A.M., Eastern Time       3:50 P.M., Eastern Time
               Fund

               International Equity Funds                Not Available            3:50 P.M., Eastern Time

               Strengthening Dollar 2x                   Not Available            3:50 P.M., Eastern Time
               Strategy Fund and Weakening
               Dollar 2x Strategy Fund

               Real Estate Fund                          Not Available            3:45 P.M., Eastern Time

               Fixed Income Funds - except               Not Available            3:50 P.M., Eastern Time
               for the High Yield Strategy
               Fund and Inverse High Yield
               Strategy Fund

               High Yield Strategy Fund and              Not Available            3:45 P.M., Eastern Time
               Inverse High Yield Strategy
               Fund

               U.S. Government Money Market              Not Available            1:00 P.M., Eastern Time
               Fund*

METHOD                      FUND                     MORNING CUT-OFF TIME         AFTERNOON CUT-OFF TIME
------         --------------------------------   --------------------------   ----------------------------
By Financial   All Funds - except for the S&P            Not Available            4:00 P.M., Eastern Time
                                                                                     or earlier close**
Intermediary   500 Fund and Russell 2000(R)
               Fund

               S&P 500 Fund and Russell 2000(R)   10:30 A.M., Eastern Time**
               Fund

* To receive the current Business Day's dividend for the U.S. Government Money Market Fund, the Fund must receive your wire purchase order by 1:00 p.m., Eastern Time. All redemption orders received prior to 1:00 p.m., Eastern Time will not receive the current Business Day's dividend. All redemption orders received after 1:00 p.m., Eastern Time are entitled to receive the current Business Day's dividend.

** Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.

EARLY TRANSACTION CUT-OFF TIMES

On any day that the Funds calculate NAV earlier than normal, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

BUYING FUND SHARES

Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.

Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:

                              INITIAL PURCHASE                         SUBSEQUENT PURCHASES

BY MAIL                       Complete the account application that    Complete the Rydex|SGI investment slip
IRA AND OTHER RETIREMENT      corresponds to the type of account you   included with your quarterly statement
ACCOUNTS REQUIRE ADDITIONAL   are opening.                             or send written purchase instructions
PAPERWORK.                                                             that include:
                              -    MAKE SURE TO DESIGNATE THE
                                   RYDEX|SGI FUND(S) YOU WANT TO       -    YOUR NAME
                                   PURCHASE.
                                                                       -    YOUR SHAREHOLDER ACCOUNT NUMBER
                              -    MAKE SURE YOUR INVESTMENT MEETS
                                   THE ACCOUNT MINIMUM.                -    THE RYDEX|SGI FUND(S) YOU WANT TO
                                                                            PURCHASE.
                              Make your check payable to RYDEX|SGI.

                              Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
CALL RYDEX|SGI CLIENT
SERVICES TO REQUEST A         Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.
RETIREMENT ACCOUNT INVESTOR
APPLICATION KIT.              IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR
                              INVESTMENT WILL BE CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND.

                                Mail your application and check to:    Mail your written purchase instructions
                                                                       and check to:

                                                             MAILING ADDRESSES:

                                         STANDARD DELIVERY                        OVERNIGHT DELIVERY

                                             Rydex|SGI                                Rydex|SGI
                                         Attn: Ops. Dept.                          Attn: Ops. Dept.
                                          P.O. Box 758567                         200 SW 6th Street
                                       Topeka, KS 66675-8567                    Topeka, KS 66603-3704

                              INITIAL PURCHASE                         SUBSEQUENT PURCHASES

                              Submit new account paperwork, and then   Be sure to designate in your wire
                              call Rydex|SGI to obtain your account    instructions the Rydex|SGI Fund(s) you
                              number.                                  want to purchase.

BY WIRE                       -    MAKE SURE TO DESIGNATE THE
                                   RYDEX|SGI FUND(S) YOU WANT TO
                                   PURCHASE.

RYDEX|SGI                     -    MAKE SURE YOUR INVESTMENT MEETS
                                   THE ACCOUNT MINIMUM.

CLIENT                        To obtain "same-day credit" (to get that Business Day's NAV) for your purchase
SERVICES PHONE                order, YOU SHOULD CALL RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING
NUMBER:                       INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR THE RYDEX|SGI FUND(S) YOU
800.820.0888                  ARE PURCHASING:
OR
301.296.5406                  -    Account Number

                              -    Fund Name

                              -    Amount of Wire

                              -    Fed Wire Reference Number (upon request)

                              You will receive a confirmation number to verify that your purchase order has been accepted.

                              IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR
                              PURCHASE ORDER MAY NOT BE PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT
                              OF THE WIRE.

                              WIRE INSTRUCTIONS:
                              U.S. Bank
                              Cincinnati, OH
                              Routing Number: 0420-00013
                              For Account of: Rydex|SGI Account Number: 48038-9030
                              [Your Name]
                              [Your shareholder account number]

                              IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR
                              INVESTMENT MAY BE CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND.

                              INITIAL PURCHASE                         SUBSEQUENT PURCHASES

                              Submit new account paperwork, and then   SUBSEQUENT PURCHASES MADE VIA ACH MUST
                              call Rydex|SGI to obtain your account    BE A MINIMUM OF $20. To make a
BY ACH                        number. Be sure to complete the          subsequent purchase send written
(FAX)                         "Electronic Investing via ("ACH")"       purchase instructions that include:
                              section. Then, fax it to Rydex|SGI
RYDEX|SGI FAX                 (ONLY Individual, Joint and UGMA/UTMA    -    YOUR NAME
NUMBER:                       accounts may be opened by fax).
301.296.5103                                                           -    YOUR SHAREHOLDER ACCOUNT NUMBER
                              -    MAKE SURE TO INCLUDE A LETTER OF
                                   INSTRUCTION REQUESTING THAT WE      -    THE RYDEX|SGI FUND(S) YOU WANT TO
                                   PROCESS YOUR PURCHASE BY ACH.            PURCHASE

                              -    MAKE SURE TO DESIGNATE THE          -    ACH BANK INFORMATION (IF NOT ON
                                   RYDEX|SGI FUND(S) YOU WANT TO            RECORD).
                                   PURCHASE.

                              -    MAKE SURE YOUR INVESTMENT MEETS
                                   THE ACCOUNT MINIMUM.

BY ACH (INTERNET)             Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

CANCELLED PURCHASE ORDERS

Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

-    if your bank does not honor your check for any reason

-    if the transfer agent (Rydex|SGI) does not receive your wire transfer

-    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

-    if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by:

                     STANDARD DELIVERY                OVERNIGHT DELIVERY

                         Rydex|SGI                        Rydex|SGI
MAIL                   Attn: Ops. Dept.                Attn: Ops. Dept.
                      P.O. Box 758567                 200 SW 6th Street
                   Topeka, KS 66675-8567            Topeka, KS 66603-3704

            301.296.5103
            If you send your redemption order by fax, you must call Rydex|SGI
FAX         Client Services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:


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

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.

All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

     SIGNATURE GUARANTEES

     Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.

REDEEMING SHARES BY DRAFT WRITING

If you hold shares directly, you may redeem shares from the U.S. Government Money Market Fund by writing drafts for $100 or more on your existing account. The drafts may be made payable to any person or entity and your account will continue to earn dividends until the draft clears. Drafts may not be used for electronic funds transfers (I.E., electronic bill payments or ACH). If your balance in the U.S. Government Money Market Fund is insufficient to cover the amount of your draft, the transfer agent will automatically exchange sufficient funds from your Rydex|SGI Fund with the highest account balance to cover the draft.

You can obtain a draft writing application by calling 800.820.0888. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a draft to close your account. There is no fee for the draft writing privilege, but if payment on a draft is stopped upon your request, or if the draft cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your draft for payment. Rydex|SGI may also charge a $25 fee for a draft that cannot be honored due to insufficient funds. The Funds may suspend the draft writing privilege at any time.

LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum account balance. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES

Unlike most mutual funds, the Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of Investor Class Shares or H-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund for Investor Class Shares or H-Class Shares of any other Rydex Series Fund or Rydex Dynamic Fund on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex|SGI Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Series Funds and Rydex Dynamic Funds" for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send exchange requests to Rydex|SGI by:

                     STANDARD DELIVERY                OVERNIGHT DELIVERY

                         Rydex|SGI                        Rydex|SGI
MAIL                   Attn: Ops. Dept.                Attn: Ops. Dept.
                      P.O. Box 758567                 200 SW 6th Street
                   Topeka, KS 66675-8567            Topeka, KS 66603-3704

            301.296.5101
FAX         If you send your exchange request by fax, you must call Rydex|SGI
            Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 OR 301.296.5406

INTERNET    Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

EXCHANGES WITH OTHER RYDEX SERIES FUNDS AND RYDEX DYNAMIC FUNDS

On any Business Day, investors may make exchanges of Investor Class Shares or H-Class Shares of the Funds for Investor Class Shares or H-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS AND ALL OF THE RYDEX DYNAMIC FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN OF THE RYDEX SERIES FUNDS DO NOT ALLOW UNLIMITED TRADING. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX|SGI FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX|SGI FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling 800.820.0888 or
301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE - 1(800) 717-7776

You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.

SERVICE AND OTHER FEES

Rydex|SGI may charge the following administrative fees on accounts held directly through the Funds' transfer agent for services associated with the following:

     -    $15 for wire transfers of redemption proceeds under $5,000

     -    $50 on purchase checks returned for insufficient funds

     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     - $15 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or ACH transactions

     -    $15 per year for low balance accounts

     - Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), and Rydex|SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex|SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account. If you liquidate your account during the year any unpaid annual maintenance fee will be deducted at that time.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, and 403(b). This fee will be deducted from the proceeds of your redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the

Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.

RIGHTS RESERVED BY THE FUND

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES

The Funds have adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows each Fund to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/or shareholder services ("Service Providers"). Each Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of each Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund, which declares dividends daily and pays them monthly or upon redemption. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUNDS

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as each Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income and subject to certain limitations. The U.S. Government Money Market Fund expects to make distributions that will not be treated as qualified dividend income.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive that are attributable to dividends received by the Funds from U.S. corporations, subject to certain limitations.

     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.

     - The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

     - Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds. In addition, the Funds may be able to pass along a tax credit for foreign income taxes that they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Dynamic or Rydex Series Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

The Funds are not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of operations of that Fund's Investor Class Shares or H-Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the years ended March 31, 2010, 2009, 2008 and 2007 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the financial statements and related notes, appear in the Funds' 2010 Annual Report. The information for the year ended March 31, 2006 was audited by a predecessor independent registered public accounting firm. The 2010 Annual Report is available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2010 Annual Report is incorporated by reference in the SAI.

                                                              NET
                                                 NET        INCREASE
                                               REALIZED    (DECREASE)
                                                  AND     IN NET ASSET  DISTRIBUTIONS
                      NET ASSET     NET       UNREALIZED     VALUE           FROM      DISTRIBUTIONS
                        VALUE,   INVESTMENT     GAINS      RESULTING         NET          FROM NET
                      BEGINNING    INCOME    (LOSSES) ON      FROM        INVESTMENT      REALIZED        TOTAL
YEAR ENDED            OF PERIOD   (LOSS)+    INVESTMENTS   OPERATIONS       INCOME         GAINS      DISTRIBUTIONS
----------            ---------  ----------  -----------  ------------  -------------  -------------  -------------
NOVA FUND INVESTOR CLASS
   MARCH 31, 2010       $11.40      $ .06      $  8.97      $  9.03        $ (.15)           $ --         $ (.15)
   March 31, 2009        26.13        .19       (14.83)      (14.64)         (.09)             --           (.09)
   March 31, 2008        30.92        .40        (4.51)       (4.11)         (.68)             --           (.68)
   March 31, 2007        28.89       (.15)        4.19         4.04         (2.01)             --          (2.01)
   March 31, 2006        25.96       (.12)        3.90         3.78          (.85)             --           (.85)
S&P 500 FUND H-CLASS
   MARCH 31, 2010        15.78        .06         7.44         7.50          (.11)             --           (.11)
   March 31, 2009        25.90        .13       (10.21)      (10.08)         (.04)             --           (.04)
   March 31, 2008        27.31        .39        (1.66)       (1.27)         (.14)             --           (.14)
   March 31, 2007*       25.00        .30         2.52         2.82          (.11)           (.40)          (.51)
INVERSE S&P 500 STRATEGY FUND
   INVESTOR CLASS
   MARCH 31, 2010        54.23       (.47)      (19.32)      (19.79)         (.06)             --           (.06)
   March 31, 2009        40.00        .12        14.94        15.06          (.83)             --           (.83)
   March 31, 2008        37.85        .93         2.74         3.67         (1.52)             --          (1.52)
   March 31, 2007+++     40.30       (.20)       (1.15)       (1.35)        (1.10)             --          (1.10)
   March 31, 2006+++     43.45       (.20)       (2.35)       (2.55)         (.60)             --           (.60)
NASDAQ-100(R)FUND INVESTOR CLASS
   MARCH 31, 2010         8.15       (.07)        4.75         4.68            --              --             --
   March 31, 2009        11.81       (.06)       (3.60)       (3.66)           --              --             --
   March 31, 2008        11.78       (.06)         .09          .03            --              --             --
   March 31, 2007        11.34       (.06)         .50          .44            --              --             --
   March 31, 2006         9.94       (.05)        1.49         1.44          (.04)             --           (.04)
INVERSE NASDAQ-100(R)STRATEGY FUND INVESTOR CLASS
   MARCH 31, 2010        25.09       (.25)       (9.77)      (10.02)           --              --             --
   March 31, 2009        21.27       (.06)        4.25         4.19          (.37)             --           (.37)
   March 31, 2008        21.67        .59         (.30)         .29          (.69)             --           (.69)
   March 31, 2007        21.80       (.11)         .54          .43          (.56)             --           (.56)
   March 31, 2006        24.55       (.11)       (2.31)       (2.42)         (.33)             --           (.33)
MID-CAP 1.5X STRATEGY FUND H-CLASS
   MARCH 31, 2010        13.33       (.15)       13.71        13.56            --              --             --
   March 31, 2009        32.40        .01       (17.76)      (17.75)           --           (1.32)         (1.32)
   March 31, 2008        41.58        .25        (7.49)       (7.24)         (.26)          (1.68)         (1.94)
   March 31, 2007        40.17        .06         2.72         2.78            --           (1.37)         (1.37)
   March 31, 2006        31.86         --ss.      8.69         8.69            --            (.38)          (.38)
INVERSE MID-CAP STRATEGY FUND H-CLASS
   MARCH 31, 2010        48.21       (.55)      (20.31)      (20.86)           --              --             --
   March 31, 2009        37.07       (.27)       11.45        11.18          (.04)             --           (.04)
   March 31, 2008        33.78        .78         3.14         3.92          (.63)             --           (.63)
   March 31, 2007        37.04       1.35        (1.82)        (.47)        (2.79)             --          (2.79)
   March 31, 2006        44.01        .83        (7.15)       (6.32)         (.65)             --           (.65)
RUSSELL 2000(R)1.5X STRATEGY FUND H-CLASS
   MARCH 31, 2010        12.47       (.19)       12.93        12.74            --              --             --
   March 31, 2009        28.62       (.02)      (16.13)      (16.15)           --              --             --
   March 31, 2008        37.22        .30        (8.82)       (8.52)         (.08)             --           (.08)
   March 31, 2007        37.32        .10         1.23         1.33            --           (1.43)         (1.43)
   March 31, 2006        27.51        .03         9.78         9.81            --              --             --

                                                                  RATIOS TO
                                                             AVERAGE NET ASSETS:
                                                 -------------------------------------------
                                                                                   COMBINED
                                                                                     NET
                                                                         NET      INVESTMENT                NET ASSETS,
                        NET ASSET      TOTAL       TOTAL       NET    INVESTMENT    INCOME    PORTFOLIO        END OF
                          VALUE,     INVESTMENT  EXPENSES   EXPENSES    INCOME      (LOSS)    TURNOVER        PERIOD
YEAR ENDED            END OF PERIOD   RETURN++    (BOX)       (BOX)     (LOSS)    (TRIANGLE)    RATE     (000'S OMITTED)
----------            -------------  ----------  --------   --------  ----------  ----------  ---------- ---------------
NOVA FUND INVESTOR CLASS
   MARCH 31, 2010          $20.28        79.36%     1.28%     1.28%       0.33%        --          68%      $  77,268
   March 31, 2009           11.40       (56.06)%    1.29%     1.29%       0.93%        --         143%         32,603
   March 31, 2008           26.13       (13.71)%    1.27%     1.27%       1.26%        --         115%         74,674
   March 31, 2007           30.92        13.99%     1.25%     1.25%       1.23%        --         144%        113,195
   March 31, 2006           28.89        14.68%     1.35%     1.23%      (0.45)%     0.95%        192%        139,786
S&P 500 FUND H-CLASS
   MARCH 31, 2010           23.17        47.58%     1.53%     1.53%       0.29%        --          58%        194,193
   March 31, 2009           15.78       (38.94)%    1.53%     1.53%       0.64%        --         168%        139,759
   March 31, 2008           25.90       (4.72)%     1.48%     1.48%       1.40%        --         396%         78,963
   March 31, 2007*          27.31        11.29%     1.54%**   1.54%**     1.33%**      --         119%          6,374
INVERSE S&P 500 STRATEGY FUND
   INVESTOR CLASS
   MARCH 31, 2010           34.38       (36.51)%    1.43%     1.43%      (1.16)%       --          --         171,423
   March 31, 2009           54.23        37.66%     1.43%     1.43%       0.25%        --          --         217,740
   March 31, 2008           40.00        10.24%     1.41%     1.41%       3.08%        --          --         223,044
   March 31, 2007+++        37.85       (3.26)%     1.36%     1.36%       3.85%        --          --         293,092
   March 31, 2006+++        40.30       (5.84)%     1.41%     1.38%      (0.45)%     2.29%         --         329,785
NASDAQ-100(R)FUND INVESTOR CLASS
   MARCH 31, 2010           12.83        57.42%     1.30%     1.30%      (0.63)%       --          34%        571,761
   March 31, 2009            8.15       (30.99)%    1.30%     1.30%      (0.59)%       --          55%        389,944
   March 31, 2008           11.81         0.25%     1.28%     1.28%      (0.50)%       --          57%        617,923
   March 31, 2007           11.78         3.88%     1.22%     1.22%      (0.52)%       --          71%        635,744
   March 31, 2006           11.34        14.45%     1.20%     1.20%      (0.49)%       --         122%        893,295
INVERSE NASDAQ-100(R)STRATEGY FUND
   INVESTOR CLASS
   MARCH 31, 2010           15.07       (39.94)%    1.47%     1.47%      (1.35)%       --          --          21,137
   March 31, 2009           25.09        19.48%     1.46%     1.46%      (0.26)%       --          --          33,672
   March 31, 2008           21.27         1.92%     1.47%     1.47%       2.98%        --          --          59,819
   March 31, 2007           21.67         2.01%     1.40%     1.40%       3.79%        --          --         104,617
   March 31, 2006           21.80       (9.85)%     1.39%     1.38%      (0.45)%     2.22%         --         143,742
MID-CAP 1.5X STRATEGY FUND H-CLASS
   MARCH 31, 2010           26.89       101.73%     1.68%     1.68%      (0.73)%       --         219%         30,825
   March 31, 2009           13.33       (54.71)%    1.68%     1.68%       0.06%        --         204%         11,063
   March 31, 2008           32.40       (18.31)%    1.67%     1.67%       0.61%        --         226%         11,763
   March 31, 2007           41.58         7.08%     1.67%     1.67%       0.16%        --         296%         24,918
   March 31, 2006           40.17        27.36%     1.90%     1.64%       0.01%        --         528%         50,883
INVERSE MID-CAP STRATEGY FUND H-CLASS
   MARCH 31, 2010           27.35       (43.27)%    1.68%     1.68%      (1.55)%       --          --           2,891
   March 31, 2009           48.21        30.14%     1.70%     1.70%      (0.62)%       --          --           7,350
   March 31, 2008           37.07        11.83%     1.65%     1.65%       2.26%        --          --          46,630
   March 31, 2007           33.78        (1.38)%    1.66%     1.66%       3.51%        --          --          15,531
   March 31, 2006           37.04       (14.42)%    1.64%     1.64%       2.01%        --          --          18,475
RUSSELL 2000(R)1.5X STRATEGY FUND H-CLASS
   MARCH 31, 2010           25.21       102.17%     1.71%     1.71%      (0.94)%       --         109%         23,320
   March 31, 2009           12.47       (56.43)%    1.70%     1.70%      (0.07)%       --         288%         13,807
   March 31, 2008           28.62       (22.93)%    1.67%     1.67%       0.83%        --         227%         13,839
   March 31, 2007           37.22         3.57%     1.66%     1.66%       0.27%        --         179%         42,861
   March 31, 2006           37.32        35.66%     2.05%     1.64%       0.10%        --         441%        170,698

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                               NET
                                                  NET        INCREASE
                                                REALIZED    (DECREASE)
                                                   AND     IN NET ASSET  DISTRIBUTIONS
                       NET ASSET     NET       UNREALIZED     VALUE           FROM      DISTRIBUTIONS
                         VALUE,   INVESTMENT     GAINS      RESULTING         NET          FROM NET
                       BEGINNING    INCOME    (LOSSES) ON      FROM        INVESTMENT      REALIZED
YEAR ENDED             OF PERIOD   (LOSS)+    INVESTMENTS   OPERATIONS       INCOME         GAINS
----------             ---------  ----------  -----------  ------------  -------------  -------------
RUSSELL 2000(R)FUND H-CLASS
   MARCH 31, 2010        $14.31      $(.16)     $  8.78       $ 8.62         $  --         $    --
   March 31, 2009         23.57       (.02)       (9.24)       (9.26)           --              --
   March 31, 2008         27.64        .51        (4.38)       (3.87)         (.20)             --
   March 31, 2007*        25.00        .34         2.44         2.78          (.14)             --
INVERSE RUSSELL 2000(R)STRATEGY
   FUND H-CLASS
   MARCH 31, 2010         48.05       (.53)      (20.51)      (21.04)           --              --
   March 31, 2009         39.07       (.19)        9.56         9.37          (.39)             --
   March 31, 2008         35.02       1.05         4.41         5.46         (1.41)             --
   March 31, 2007         36.98       1.36        (1.63)        (.27)        (1.69)             --
   March 31, 2006         46.09        .91        (9.30)       (8.39)         (.72)             --
S&P 500 PURE GROWTH FUND H-CLASS
   MARCH 31, 2010         15.81       (.14)       10.83        10.69            --              --
   March 31, 2009         25.10       (.09)       (9.20)       (9.29)           --              --
   March 31, 2008         27.16       (.17)       (1.50)       (1.67)           --            (.39)
   March 31, 2007         26.11       (.14)        1.19         1.05            --              --
   March 31, 2006         24.49       (.05)        1.69         1.64            --            (.02)
S&P 500 PURE VALUE FUND H-CLASS
   MARCH 31, 2010+++      35.67        .32        44.70        45.02          (.78)             --
   March 31, 2009+++     100.00       1.40       (56.88)      (55.48)        (1.05)          (7.80)
   March 31, 2008+++     167.30       1.80       (29.85)      (28.05)        (9.95)         (29.30)
   March 31, 2007+++     145.60       1.75        21.75        23.50         (1.05)           (.75)
   March 31, 2006+++     132.80       1.15        13.67        14.82            --           (2.02)
S&P MIDCAP 400 PURE GROWTH
   FUND H-CLASS
   MARCH 31, 2010         18.21       (.26)       14.30        14.04            --              --
   March 31, 2009         26.68       (.22)       (8.25)       (8.47)           --              --
   March 31, 2008         30.75       (.28)       (1.41)       (1.69)           --           (2.38)
   March 31, 2007         31.95       (.24)         .66          .42            --           (1.62)
   March 31, 2006         26.86       (.19)        5.41         5.22            --            (.13)
S&P MIDCAP 400 PURE VALUE
   FUND H-CLASS
   MARCH 31, 2010         13.67        .10        16.76        16.86          (.10)             --
   March 31, 2009         29.71        .47       (16.51)      (16.04)           --              --
   March 31, 2008         36.58        .35        (6.29)       (5.94)         (.93)             --
   March 31, 2007         31.82        .46         4.46         4.92            --            (.16)
   March 31, 2006         27.49        .07         4.45         4.52           (--)ss.        (.19)
S&P SMALLCAP 600 PURE GROWTH
   FUND H-CLASS
   MARCH 31, 2010         16.94       (.25)       11.79        11.54            --              --
   March 31, 2009         27.45       (.13)      (10.38)      (10.51)           --              --
   March 31, 2008         32.62       (.26)       (3.58)       (3.84)           --           (1.33)
   March 31, 2007         32.27       (.33)         .68          .35            --              --
   March 31, 2006         27.97       (.22)        5.32         5.10            --            (.80)


                                                                             RATIOS TO
                                                                        AVERAGE NET ASSETS:
                                                                 --------------------------------
                                                                                          NET                   NET ASSETS,
                                        NET ASSET      TOTAL                           INVESTMENT  PORTFOLIO       END OF
                           TOTAL          VALUE,     INVESTMENT    TOTAL    OPERATING   INCOME     TURNOVER       PERIOD
YEAR ENDED             DISTRIBUTIONS  END OF PERIOD   RETURN++   EXPENSES    EXPENSES   (LOSS)       RATE     (000'S OMITTED)
----------             -------------  -------------  ----------  --------   ---------  ----------  ---------  ---------------
RUSSELL 2000(R)FUND H-CLASS
   MARCH 31, 2010          $   --        $ 22.93        60.24%     1.56%      1.56%       (0.83)%       370%       $ 32,790
   March 31, 2009              --          14.31       (39.29)%    1.55%      1.55%       (0.09)%       485%         19,847
   March 31, 2008            (.20)         23.57       (14.08)%    1.52%      1.52%        1.86%        535%          4,327
   March 31, 2007*           (.14)         27.64        11.13%     1.52%**    1.52%**      1.55%**      335%         13,248
INVERSE RUSSELL 2000(R)STRATEGY
   FUND H-CLASS
   MARCH 31, 2010              --          27.01       (43.79)%    1.71%      1.71%       (1.58)%        --          25,924
   March 31, 2009            (.39)         48.05        23.93%     1.97%      1.70%       (0.45)%       214%         30,131
   March 31, 2008           (1.41)         39.07        16.10%     1.89%      1.89%        2.93%         --          42,554
   March 31, 2007           (1.69)         35.02       (0.67)%     1.65%      1.65%        3.56%         --          48,718
   March 31, 2006            (.72)         36.98       (18.36)%    1.65%      1.65%        2.14%         --          52,201
S&P 500 PURE GROWTH FUND H-CLASS
   MARCH 31, 2010              --          26.50        67.62%     1.53%        --        (0.60)%       699%         15,874
   March 31, 2009              --          15.81       (37.01)%    1.53%        --        (0.41)%       573%         12,512
   March 31, 2008            (.39)         25.10       (6.28)%     1.53%        --        (0.62)%       450%         11,937
   March 31, 2007              --          27.16         4.02%     1.52%        --        (0.53)%     1,029%         49,087
   March 31, 2006            (.02)         26.11         6.71%     1.49%        --        (0.19)%     1,276%         32,258
S&P 500 PURE VALUE FUND H-CLASS
   MARCH 31, 2010+++         (.78)         79.91       126.50%     1.54%        --         0.47%        673%        148,578
   March 31, 2009+++        (8.85)         35.67       (57.23)%    1.53%        --         2.36%      1,448%          4,558
   March 31, 2008+++       (39.25)        100.00       (19.98)%    1.53%        --         1.11%        289%         18,459
   March 31, 2007+++        (1.80)        167.30        16.21%     1.51%        --         1.12%        389%        184,082
   March 31, 2006+++        (2.02)        145.60        11.20%     1.49%        --         0.82%      1,054%         56,005
S&P MIDCAP 400 PURE GROWTH
   FUND H-CLASS
   MARCH 31, 2010              --          32.25        77.10%     1.54%        --        (0.99)%       626%         64,449
   March 31, 2009              --          18.21       (31.75)%    1.55%        --        (0.95)%     1,281%         15,591
   March 31, 2008           (2.38)         26.68       (6.25)%     1.51%        --        (0.92)%       736%         14,158
   March 31, 2007           (1.62)         30.75         1.42%     1.52%        --        (0.80)%       537%          7,715
   March 31, 2006            (.13)         31.95        19.46%     1.50%        --        (0.63)%       681%         48,888
S&P MIDCAP 400 PURE VALUE
   FUND H-CLASS
   MARCH 31, 2010            (.10)         30.43       123.43%     1.53%        --         0.37%        443%        199,458
   March 31, 2009              --          13.67       (53.99)%    1.54%        --         2.01%        977%          3,985
   March 31, 2008            (.93)         29.71       (16.48)%    1.54%        --         0.96%        297%          6,512
   March 31, 2007            (.16)         36.58        15.49%     1.52%        --         1.39%        625%         76,513
   March 31, 2006            (.19)         31.82        16.47%     1.48%        --         0.25%        558%         31,340
S&P SMALLCAP 600 PURE GROWTH
   FUND H-CLASS
   MARCH 31, 2010              --          28.48        68.12%     1.53%        --        (1.05)%     1,476%         10,072
   March 31, 2009              --          16.94       (38.29)%    1.56%        --        (0.55)%     1,066%          9,795
   March 31, 2008           (1.33)         27.45       (12.23)%    1.53%        --        (0.79)%       834%          6,259
   March 31, 2007              --          32.62         1.08%     1.53%        --        (1.05)%       623%         18,171
   March 31, 2006            (.80)         32.27        18.44%     1.50%        --        (0.73)%     1,003%         73,489

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for 130 the periods presented.

                                                            NET
                                               NET        INCREASE
                                             REALIZED    (DECREASE)
                                                AND     IN NET ASSET  DISTRIBUTIONS
                    NET ASSET     NET       UNREALIZED     VALUE           FROM      DISTRIBUTIONS
                      VALUE,   INVESTMENT     GAINS      RESULTING         NET          FROM NET
                    BEGINNING    INCOME    (LOSSES) ON      FROM        INVESTMENT      REALIZED        TOTAL
YEAR ENDED          OF PERIOD   (LOSS)+    INVESTMENTS   OPERATIONS       INCOME         GAINS      DISTRIBUTIONS
----------          ---------  ----------  -----------  ------------  -------------  -------------  -------------
S&P SMALLCAP 600 PURE VALUE FUND H-CLASS
   MARCH 31, 2010     $11.07      $(.12)     $ 15.41      $ 15.29         $(.03)        $(6.76)         $(6.79)
   March 31, 2009      26.53        .27       (15.36)      (15.09)         (.37)            --            (.37)
   March 31, 2008      35.51        .33        (9.04)       (8.71)         (.27)            --            (.27)
   March 31, 2007      33.38        .15         2.01         2.16            --           (.03)           (.03)
   March 31, 2006      28.24        .06         5.58         5.64            --           (.50)           (.50)
EUROPE 1.25X STRATEGY FUND H-CLASS
   MARCH 31, 2010       8.36        .03         5.81         5.84            --             --              --
   March 31, 2009      22.26        .21       (14.11)      (13.90)           --             --              --
   March 31, 2008      24.14        .57        (1.52)        (.95)         (.23)          (.70)           (.93)
   March 31, 2007      20.06        .59         3.61         4.20          (.12)            --            (.12)
   March 31, 2006      17.13        .22         3.03         3.25            --           (.32)           (.32)
JAPAN 2X STRATEGY FUND H-CLASS
   MARCH 31, 2010       9.01       (.21)        7.68         7.47            --             --              --
   March 31, 2009      25.12       (.08)      (16.22)      (16.30)         (.01)            --            (.01)
   March 31, 2008*     25.00         --ss.       .12          .12            --             --              --
STRENGTHENING DOLLAR 2X STRATEGY FUND H-CLASS
   MARCH 31, 2010      19.56       (.25)       (3.00)       (3.25)           --             --              --
   March 31, 2009      19.83        .02         6.44         6.46            --          (6.73)          (6.73)
   March 31, 2008      25.33        .57        (6.07)       (5.50)           --             --              --
   March 31, 2007      27.71        .90        (3.28)       (2.38)           --             --              --
   March 31, 2006*     25.00        .51         2.33         2.84          (.13)            --            (.13)
WEAKENING DOLLAR 2X STRATEGY FUND H-CLASS
   MARCH 31, 2010      16.37       (.30)        1.89         1.59            --             --              --
   March 31, 2009      29.25       (.03)       (8.80)       (8.83)        (1.28)         (2.77)          (4.05)
   March 31, 2008      26.18        .68         7.17         7.85         (4.78)           (--)ss.       (4.78)
   March 31, 2007      22.69        .90         2.59         3.49            --             --              --
   March 31, 2006*     25.00        .49        (2.66)       (2.17)         (.14)            --            (.14)
REAL ESTATE FUND H-CLASS
   MARCH 31, 2010      12.82        .50        11.04        11.54          (.14)            --            (.14)
   March 31, 2009      32.40        .61       (19.29)      (18.68)         (.90)            --            (.90)
   March 31, 2008      42.14        .53       (10.04)       (9.51)         (.23)            --            (.23)
   March 31, 2007      36.47        .54         5.42         5.96          (.17)          (.12)           (.29)
   March 31, 2006      27.85        .57         8.25         8.82            --           (.20)           (.20)
GOVERNMENT LONG BOND 1.2X STRATEGY FUND INVESTOR CLASS
   MARCH 31, 2010      13.74        .36        (2.78)       (2.42)         (.36)            --            (.36)
   March 31, 2009      11.78        .36         1.97         2.33          (.37)            --            (.37)
   March 31, 2008      10.59        .40         1.19         1.59          (.40)            --            (.40)
   March 31, 2007      10.50        .41          .09          .50          (.41)            --            (.41)
   March 31, 2006      11.04        .42         (.54)        (.12)         (.42)            --            (.42)


                                                                            RATIOS TO
                                                                       AVERAGE NET ASSETS:
                                      NET                      ---------------------------------
                                     ASSET                                                NET                    NET ASSETS,
                       PAYMENTS      VALUE,      TOTAL                                INVESTMENT  PORTFOLIO        END OF
                          BY         END OF    INVESTMENT         TOTAL     NET         INCOME    TURNOVER        PERIOD
YEAR ENDED            AFFILIATES     PERIOD     RETURN++        EXPENSES  EXPENSES      (LOSS)      RATE     (000'S OMITTED)
----------          -------------  ----------  ----------       --------  --------    ----------  ---------- ---------------
S&P SMALLCAP 600 PURE VALUE FUND H-CLASS
   MARCH 31, 2010         --          $19.57     150.07%          1.54%      1.54%      (0.62)%       443%      $216,500
   March 31, 2009         --           11.07     (57.20)%         1.55%      1.55%       1.40%        878%        21,489
   March 31, 2008         --           26.53     (24.56)%         1.48%      1.48%       1.04%        566%        51,563
   March 31, 2007         --           35.51       6.46%          1.52%      1.52%       0.46%        728%        10,478
   March 31, 2006         --           33.38      20.20%          1.50%      1.50%       0.19%        806%       102,448
EUROPE 1.25X STRATEGY FUND H-CLASS
   MARCH 31, 2010         --           14.20      69.86%          1.70%      1.70%       0.21%      1,353%         6,989
   March 31, 2009         --            8.36     (62.44)%         1.71%      1.71%       1.22%        384%         4,739
   March 31, 2008         --           22.26      (4.60)%         1.67%      1.67%       2.20%        320%        21,670
   March 31, 2007         --           24.14       20.95%         1.66%      1.66%       2.63%        373%        57,887
   March 31, 2006         --           20.06       19.17%         1.64%      1.63%       1.21%        454%        46,066
JAPAN 2X STRATEGY FUND H-CLASS
   MARCH 31, 2010         --           16.48      82.91%          1.53%        --       (1.44)%        --          5,414
   March 31, 2009        .20ss.ss.      9.01     (64.10)%ss.ss.   1.52%        --       (0.55)%        --          6,531
   March 31, 2008*        --           25.12       0.48%          1.44%**      --        0.17%**       --          5,243
STRENGTHENING DOLLAR 2X STRATEGY FUND H-CLASS
   MARCH 31, 2010         --           16.31     (16.62)%         1.67%        --       (1.57)%        --         60,944
   March 31, 2009         --           19.56      30.25%          1.69%        --        0.08%         --         22,147
   March 31, 2008         --           19.83     (21.71)%         1.66%        --        2.44%         --         29,011
   March 31, 2007         --           25.33      (8.59)%         1.66%        --        3.47%         --         11,946
   March 31, 2006*        --           27.71      11.35%          1.66%**      --        2.19%**       --          7,270
WEAKENING DOLLAR 2X STRATEGY FUND H-CLASS
   MARCH 31, 2010         --           17.96       9.71%          1.68%        --       (1.57)%        --         30,036
   March 31, 2009         --           16.37     (29.86)%         1.70%        --       (0.13)%        --         60,249
   March 31, 2008         --           29.25      32.41%          1.67%        --        2.45%         --        103,867
   March 31, 2007         --           26.18      15.38%          1.65%        --        3.60%         --        110,480
   March 31, 2006*        --           22.69      (8.69)%         1.68%**      --        2.53%**       --         51,710
REAL ESTATE FUND H-CLASS
   MARCH 31, 2010         --           24.22      90.15%          1.68%        --        2.41%      1,520%        34,926
   March 31, 2009         --           12.82     (58.01)%         1.64%        --        2.14%        780%         1,757
   March 31, 2008         --           32.40     (22.60)%         1.64%        --        1.43%        832%        14,140
   March 31, 2007         --           42.14      16.34%          1.62%        --        1.35%        762%        25,784
   March 31, 2006         --           36.47      31.74%          1.59%        --        1.78%      1,304%        49,591
GOVERNMENT LONG BOND 1.2X STRATEGY FUND INVESTOR CLASS
   MARCH 31, 2010         --           10.96     (17.71)%         0.98%        --        3.16%      1,503%       282,388
   March 31, 2009         --           13.74      20.17%          0.98%        --        2.79%      1,794%        43,237
   March 31, 2008         --           11.78      15.43%          0.97%        --        3.75%      1,142%        30,695
   March 31, 2007         --           10.59       4.87%          0.96%        --        3.92%      1,357%        40,816
   March 31, 2006         --           10.50      (1.37)%         0.94%        --        3.69%      1,451%        33,223

FINANCIAL HIGHLIGHTS (CONCLUDED)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.


                                                            NET
                                               NET        INCREASE
                                             REALIZED    (DECREASE)
                                                AND     IN NET ASSET  DISTRIBUTIONS
                    NET ASSET     NET       UNREALIZED     VALUE           FROM      DISTRIBUTIONS
                      VALUE,   INVESTMENT     GAINS      RESULTING         NET          FROM NET
                    BEGINNING    INCOME    (LOSSES) ON      FROM        INVESTMENT      REALIZED        TOTAL
YEAR ENDED          OF PERIOD   (LOSS)+    INVESTMENTS   OPERATIONS       INCOME         GAINS      DISTRIBUTIONS
----------          ---------  ----------  -----------  ------------  -------------  -------------  -------------
INVERSE GOVERNMENT LONG BOND STRATEGY FUND INVESTOR CLASS
   MARCH 31, 2010     $13.32      $(.33)      $ 1.66      $  1.33        $   --          $   --         $   --
   March 31, 2009      16.81       (.11)       (3.38)       (3.49)           --              --             --
   March 31, 2008      19.37        .49        (2.39)       (1.90)         (.66)             --           (.66)
   March 31, 2007      19.69       (.09)         .40          .31          (.63)             --           (.63)
   March 31, 2006      18.94       (.07)         .82          .75            --              --             --
HIGH YIELD STRATEGY FUND H-CLASS
   MARCH 31, 2010      16.61       (.26)        5.38         5.12         (1.35)             --          (1.35)
   March 31, 2009      24.28       (.04)       (3.63)       (3.67)        (4.00)             --          (4.00)
   March 31, 2008*     25.00        .62        (1.27)        (.65)         (.07)             --           (.07)
INVERSE HIGH YIELD STRATEGY
   FUND H-CLASS
   MARCH 31, 2010      55.26       (.61)      (15.66)      (16.27)           --            (.39)          (.39)
   March 31, 2009      51.38       (.29)        5.49         5.20            --           (1.32)         (1.32)
   March 31, 2008*     50.00       1.44         (.06)        1.38            --              --             --
U.S. GOVERNMENT MONEY MARKET FUND INVESTOR CLASS
   MARCH 31, 2010       1.00         --ss.        --           --ss.        (--)ss.          --            (--)ss.
   March 31, 2009       1.00        .01           --          .01          (.01)             --           (.01)
   March 31, 2008       1.00        .04           --          .04          (.04)             --           (.04)
   March 31, 2007       1.00        .04           --          .04          (.04)             --           (.04)
   March 31, 2006       1.00        .03           --          .03          (.03)             --           (.03)

                                                               RATIOS TO
                                                           AVERAGE NET ASSETS:
                                               --------------------------------------------
                                                                                  COMBINED
                                                                                    NET
                                                                        NET      INVESTMENT                NET ASSETS,
                      NET ASSET      TOTAL       TOTAL    OPERATING  INVESTMENT    INCOME    PORTFOLIO       END OF
                        VALUE,     INVESTMENT  EXPENSES   EXPENSES     INCOME      (LOSS)    TURNOVER       PERIOD
YEAR ENDED          END OF PERIOD   RETURN++    (BOX)      @(BOX)      (LOSS)    (TRIANGLE)    RATE     (000'S OMITTED)
----------          -------------  ----------  --------   ---------  ----------  ----------  ---------  ---------------
INVERSE GOVERNMENT LONG BOND STRATEGY FUND INVESTOR CLASS
   MARCH 31, 2010        $14.65        9.98%     2.53%      1.41%      (2.23)%        --         985%     $  376,574
   March 31, 2009         13.32      (20.76)%    2.80%      1.41%      (0.72)%        --         584%        269,155
   March 31, 2008         16.81      (9.98)%     3.45%      1.40%       2.56%         --         550%        237,900
   March 31, 2007         19.37        1.66%     4.97%      1.36%       3.68%         --         192%        313,117
   March 31, 2006         19.69        3.96%     4.66%      1.33%      (0.40)%      0.78%        179%        768,588
HIGH YIELD STRATEGY FUND H-CLASS
   MARCH 31, 2010         20.38       31.07%     1.53%      1.53%      (1.37)%        --          --          16,368
   March 31, 2009         16.61      (16.16)%    1.56%      1.56%      (0.20)%        --          --         239,528
   March 31, 2008*        24.28      (2.61)%     1.49%**    1.49%**     2.55%**       --          --          64,290
INVERSE HIGH YIELD STRATEGY
   FUND H-CLASS
   MARCH 31, 2010         38.60      (29.47)%    1.53%        --        1.53%      (1.43)%        --          27,954
   March 31, 2009         55.26       10.17%     1.53%        --        1.53%      (0.55)%        --          13,799
   March 31, 2008*        51.38        2.76%     1.52%**      --        1.52%**     2.84%**       --           6,536
U.S. GOVERNMENT MONEY MARKET FUND INVESTOR CLASS
   MARCH 31, 2010          1.00        0.01%     0.93%        --        0.37%       0.01%         --         872,765
   March 31, 2009          1.00        1.06%     0.95%        --        0.90%       1.02%         --       1,114,286
   March 31, 2008          1.00        3.76%     0.93%        --        0.93%       3.71%         --         978,584
   March 31, 2007          1.00        4.26%     0.92%        --        0.92%       4.20%         --         982,347
   March 31, 2006          1.00        2.79%     0.88%        --        0.88%       2.74%         --         975,088

*    SINCE THE COMMENCEMENT OF OPERATIONS:

     MAY 25, 2005 -- STRENGTHENING DOLLAR 2X STRATEGY FUND H-CLASS AND WEAKENING DOLLAR 2X STRATEGY FUND H-CLASS;

     MAY 31, 2006 -- S&P 500 Fund H-Class and Russell 2000(R) Fund H-Class;

     APRIL 16, 2007 -- HIGH YIELD STRATEGY FUND H-CLASS AND INVERSE HIGH YIELD STRATEGY FUND H-CLASS;

     FEBRUARY 22, 2008 -- JAPAN 2X STRATEGY FUND H-CLASS;

**   ANNUALIZED

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ TOTAL INVESTMENT RETURN DOES NOT REFLECT THE IMPACT OF ANY APPLICABLE SALES CHARGES AND HAS NOT BEEN ANNUALIZED.

+++  REVERSE SHARE SPLITS:

     INVERSE S&P 500 Strategy Fund -- Per share amounts for the years ended March 31, 2006 and March 31, 2007 have been restated to reflect a 1:5 reverse share split effective April 23, 2007; S&P 500 PURE VALUE FUND -- PER SHARE AMOUNTS FOR THE PERIOD MARCH 31, 2006 THROUGH APRIL 19, 2009 HAVE BEEN RESTATED TO REFLECT A 1:5 REVERSE SHARE SPLIT EFFECTIVE APRIL 20, 2009 --SEE NOTE 12.

@ OPERATING EXPENSES EXCLUDE INTEREST AND DIVIDEND EXPENSE FROM SECURITIES SOLD SHORT.

ss.  LESS THAN $.01 PER SHARE.

ss.ss. EXCLUDING THE REIMBURSEMENT, THE FUND'S TOTAL RETURN WOULD HAVE BEEN
       -64.90%, -65.15% AND -64.90% FOR THE A-CLASS, C-CLASS AND H-CLASS,
        RESPECTIVELY.

     PRIOR TO APRIL 1, 2007, THE NOVA FUND, INVERSE S&P 500 STRATEGY FUND, INVERSE NASDAQ-100(R) STRATEGY FUND, AND INVERSE GOVERNMENT LONG BOND STRATEGY FUND OPERATED UNDER A MASTER-FEEDER STRUCTURE.

     (TRIANGLE) RATIOS REPRESENT COMBINED NET INVESTMENT INCOME OF THE FORMER
                MASTER PORTFOLIO AND THE FUND. RATIOS SHOWN UNDER THE CAPTION "INVESTMENT INCOME (LOSS)" FOR THE YEAR ENDED MARCH 31, 2006 DID NOT REFLECT THE NET INVESTMENT INCOME OF THE FORMER MASTER PORTFOLIO.

     (BOX) EXPENSE RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING FORMER MASTER PORTFOLIO FOR THE YEAR ENDED MARCH 31, 2007 AND PRECEDING PERIODS.

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The Nova Fund, S&P 500 Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, S&P 500 Pure Growth, S&P 500 Pure Value, S&P MidCap 400 Pure Growth, S&P MidCap 400 Pure Value, S&P SmallCap 600 Pure Growth, S&P SmallCap 600 Pure Value, Commodities Strategy, and Managed Futures Strategy Funds (the "Rydex|SGI S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") or Citigroup Global Markets, Inc. ("Citigroup"). S&P and Citigroup make no representation, condition, warranty, express or implied, to the owners of the Rydex|SGI S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI S&P Funds particularly or the ability of the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P 500 Pure Growth Index, S&P 500 Pure Value Index, S&P MidCap 400 Pure Growth Index, S&P MidCap 400 Pure Value Index, S&P SmallCap 600 Pure Growth Index, and S&P SmallCap 600 Pure Value Index (the "S&P Indices") to track general stock market performance or provide a basis for superior investment performance. S&P's and Citigroup's only relationship to Rydex|SGI Investments ("Licensee") is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the Rydex|SGI S&P Funds. S&P and Citigroup have no obligation to take the needs of Licensee or the owners of the Rydex|SGI S&P Funds into consideration in determining, composing or calculating the S&P Indices. S&P and Citigroup are not responsible for and have not participated in the determination of the prices and amount of the Rydex|SGI S&P Funds or the timing of the issuance or sale of the Rydex|SGI S&P Funds or in the determination or calculation of the equation by which the Rydex|SGI S&P Funds are to be converted into cash. S&P and Citigroup have no obligation or liability in connection with the administration, marketing, or trading of the Rydex|SGI S&P Funds.

S&P and Citigroup do not guarantee the accuracy and/or the completeness of the S&P Indices or any data included therein and S&P and Citigroup shall have no liability for any errors, omissions, or interruptions therein. S&P and Citigroup make no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Rydex|SGI S&P Funds, or any other person or entity from the use of the S&P Indices or any data included therein. S&P and Citigroup make no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Citigroup have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Indices or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"Standard & Poor's MidCap 400," "S&P MidCap 400," Standard & Poor's SmallCap," "S&P SmallCap 600," "S&P 500 Pure Value," "S&P 500 Pure Growth," "S&P MidCap 400 Pure Value," "S&P MidCap 400 Pure Growth," "S&P SmallCap 600 Pure Value," and "S&P SmallCap 600 Pure Growth" are trademarks of The McGraw-Hill Companies, Inc. and Citigroup, Inc.

DOW JONES

STOXX

     STOXX and its licensors (the "Licensors") have no relationship to the PADCO Advisors, Inc., other than the licensing of the STOXX 50 Index and the related trademarks for use in connection with the Europe 1.25x Strategy Fund.

     STOXX AND ITS LICENSORS DO NOT:

     -    Sponsor, endorse, sell or promote the Europe 1.25x Strategy Fund.

     - Recommend that any person invest in the Europe 1.25x Strategy Fund or any other securities.

     - Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Europe 1.25x Strategy Fund.

     - Have any responsibility or liability for the administration, management or marketing of the Europe 1.25x Strategy Fund.

     - Consider the needs of the Europe 1.25x Strategy Fund or the owners of the Europe 1.25x Strategy Fund in determining, composing or calculating the STOXX 50 Index or have any obligation to do so.

     STOXX AND ITS LICENSORS WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE EUROPE 1.25X STRATEGY FUND. SPECIFICALLY,

     - STOXX AND ITS LICENSORS DO NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED AND DISCLAIM ANY AND ALL WARRANTY ABOUT:

          - THE RESULTS TO BE OBTAINED BY THE EUROPE 1.25X STRATEGY FUND, THE OWNER OF THE EUROPE 1.25X STRATEGY FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE STOXX 50 INDEX AND THE DATA INCLUDED IN THE STOXX 50 INDEX;

          -    THE ACCURACY OR COMPLETENESS OF THE STOXX 50 INDEX AND ITS DATA;

          - THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE STOXX 50 INDEX AND ITS DATA;

     - STOXX AND ITS LICENSORS WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE STOXX 50 INDEX OR ITS DATA;

     - UNDER NO CIRCUMSTANCES WILL STOXX OR ITS LICENSORS BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF STOXX OR ITS LICENSORS KNOWS THAT THEY MIGHT OCCUR.

     THE LICENSING AGREEMENT BETWEEN THE PADCO ADVISORS, INC. AND STOXX IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE EUROPE 1.25X STRATEGY FUND OR ANY OTHER THIRD PARTIES.

THE NASDAQ OMX GROUP, INC.

The NASDAQ-100(R) Fund and Inverse NASDAQ-100(R) Strategy Fund (the "Rydex|SGI NASDAQ Funds") are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Rydex|SGI NASDAQ Funds. The Corporations make no representation or warranty, express or implied to the owners of the Rydex|SGI NASDAQ Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI NASDAQ Funds particularly, or the ability of the NASDAQ-100 Index(R) to track general stock market performance. The Corporations' only relationship to Rydex Investments ("Licensee") is in the licensing of the NASDAQ(R), NASDAQ-100(R), and NASDAQ-100 Index(R) registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index(R) which is determined, composed and calculated by the Corporations without regard to Licensee or the Rydex|SGI NASDAQ Funds. The Corporations have no obligation to take the needs of the Licensee or the owners of the Rydex|SGI NASDAQ Funds into consideration in determining, composing or calculating the NASDAQ-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Rydex|SGI NASDAQ Funds to be issued or in the determination or calculation of the equation by which the Rydex|SGI NASDAQ Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Rydex|SGI NASDAQ Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE RYDEX|SGI NASDAQ FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF SUCH DAMAGES.

NIKKEI INC.

Nikkei Inc. (the "Index Publisher") does not sponsor, endorse, sell or promote any Rydex|SGI Fund and makes no representation or warranty, implied or express, to the investors in the Japan 2x Strategy Fund, or any members of the public, regarding:

     -    The advisability of investing in index funds;

     -    The ability of any index to track stock market performance;

     - The accuracy and/or the completeness of the aforementioned index or any data included therein;

     - The results to be obtained by the Japan 2x Strategy Fund, the investors in the Japan 2x Strategy Fund, or any person or entity from the use of the index or data included therein; and

     - The merchantability or fitness for a particular purpose for use with respect to the index or any data included therein.

Further, the Index Publisher does not:

     - Recommend that any person invest in the Japan 2x Strategy Fund or any other securities;

     - Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Japan 2x Strategy Fund;

     - Have any responsibility or liability for the administration, management or marketing of the Japan 2x Strategy Fund;

     - Consider the needs of the Japan 2x Strategy Fund or the investors in the Japan 2x Strategy Fund in determining, composing or calculating the index or has any obligation to do so;

     - Have any liability in connection with the Japan 2x Strategy Fund or for any errors, omissions or interruptions in connection with the index or the related data;

     - Have any liability for any lost profits or indirect punitive, special or consequential damages or losses, even if Nikkei Inc. knows that they might occur.

FRANK RUSSELL COMPANY

The Russell 2000 1.5x Strategy Fund, Russell 2000 Fund and Inverse Russell 2000 Strategy Fund (the "Rydex|SGI Russell Funds") are not sponsored or endorsed by, nor in any way affiliated with Frank Russell Company ("Russell"). Russell is not responsible for and has not reviewed the Russell Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R) Index (the "Russell Index") which is a trademark/service mark of Russell. Russell has no obligation to take the needs of any of the Rydex|SGI Russell Funds or their participants or any other product or person into consideration in determining, composing or calculating the Russell Index.

Russell's publication of the Russell Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Index is based.

Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Index or any data included in the Russell Index. Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell Index or any data included therein, or any security (or combination thereof) comprising the Russell Index. Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Index or any data or any security (or combination thereof) included therein.

Russell(R) is a trademark of the Frank Russell Company.

ICE FUTURES U.S., INC.

The Strengthening Dollar 2x Strategy and Weakening Dollar 2x Strategy Funds (the "Products") are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. ("ICE Futures"). ICE Futures makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the U.S. Dollar Index(R) to track market performance of either Product. ICE Futures' only relationship to PADCO Advisors II, Inc. ("Licensee") is the licensing of certain names and marks and of the U.S. Dollar Index(R), which is determined, composed and calculated without regard to the Licensee or the Products. ICE Futures has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing or calculating the U.S. Dollar Index(R). ICE Futures is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of interests in the Products. ICE Futures has no obligation or liability in connection with the administration, purchase, sale marketing, promotion or trading of the Products.

Ice Futures does not guarantee the accuracy and/or the completeness of the U.S. Dollar Index(R) or any data included therein. Ice Futures makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Products, or any other person or entity from the use of the U.S. Dollar Index(R) or any data included therein in connection with the rights licensed hereunder, in connection with the purchase, sale or trading of any Product, or for any other use. Ice Futures makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the U.S. Dollar Index(R) or any data included therein. Without limiting any of the foregoing, in no event shall Ice Futures have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

More information about the Index Publishers is located in the SAI.

     ADDITIONAL INFORMATION

     ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED AUGUST 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("http://www.sec.gov") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: publicinfo@sec.gov.

     ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX|SGI WEB SITE AT www.rydex-sgi.com, OR WRITING TO RYDEX|SGI SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.

     NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX|SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

     THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

(RYDEX|SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydex-sgi.com

RSFHI-1-0810x0811

                                                        RYDEX | SGI SERIES FUNDS


                                           A-CLASS AND C-CLASS SHARES PROSPECTUS

                                                                  AUGUST 1, 2010


                                                                    ALTERNATIVES
              U.S. Long Short Momentum Fund (formerly, All-Cap Opportunity Fund)
                                               (A-Class: RYAMX) (C-Class: RYISX)

 International Long Short Select Fund (formerly, International Opportunity Fund)
                                               (A-Class: RYFRX) (C-Class: RYFWX)


                                          Alternative Strategies Allocation Fund
                                               (A-Class: RYFDX) (C-Class: RYFFX)

               Equity Market Neutral Fund (formerly, Global Market Neutral Fund)
                                               (A-Class: RYGAX) (C-Class: RYGMX)

                                   (GRAPHIC)

                                                                (RYDEX|SGI LOGO)
                                                   SECURITY GLOBAL INVESTORS(SM)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


FUND SUMMARIES

(INCLUDES FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, MANAGEMENT, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)

   ALTERNATIVE FUNDS
   U.S. LONG SHORT MOMENTUM FUND ..........................................    1
   INTERNATIONAL LONG SHORT SELECT FUND ...................................    5
   ALTERNATIVE STRATEGIES ALLOCATION FUND .................................    9
   EQUITY MARKET NEUTRAL FUND .............................................   16
PURCHASE AND SALE OF FUND SHARES ..........................................   20
TAX INFORMATION ...........................................................   20
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES .............   20
MORE INFORMATION ABOUT THE TRUST AND THE FUNDS ............................   21
MANAGEMENT OF THE FUNDS ...................................................   32
SHAREHOLDER INFORMATION ...................................................   35
BUYING, SELLING AND EXCHANGING FUND SHARES ................................   36
SALES CHARGES .............................................................   37
   A-CLASS SHARES .........................................................   37
   C-CLASS SHARES .........................................................   39
BUYING FUND SHARES ........................................................   40
SELLING FUND SHARES .......................................................   42
EXCHANGING FUND SHARES ....................................................   43
ACCOUNT POLICIES ..........................................................   44
DISTRIBUTION AND SHAREHOLDER SERVICES .....................................   47
DIVIDENDS AND DISTRIBUTIONS ...............................................   48
ADDITIONAL TAX INFORMATION ................................................   49
FINANCIAL HIGHLIGHTS ......................................................   50
ADDITIONAL INFORMATION ....................................................   53

                                  PROSPECTUS 1



U.S. LONG SHORT MOMENTUM FUND (FORMERLY, ALL-CAP OPPORTUNITY FUND )

INVESTMENT OBJECTIVE - The U.S. Long Short Momentum Fund (the "Fund") seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 37 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                        A-CLASS   C-CLASS
                                                                        -------   -------
SHAREHOLDER FEES(1) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) (Imposed on Purchases
   (as a percentage of offering price)                                   4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)            None      1.00%
Redemption Fee (on shares redeemed within 30 days of purchase)
   (as a percentage of amount redeemed, if applicable)                   1.00%     1.00%
ANNUAL FUND OPERATING EXPENSES(1)
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                          0.90%     0.90%
Distribution and Shareholder Service (12b-1) Fees                        0.25%     1.00%
Total Other Expenses                                                     0.68%     0.68%
   Short Dividend Expense                                                0.11%     0.11%
   Short Interest Expense                                                0.03%     0.03%
Remaining Other Expenses                                                 0.54%     0.54%
                                                                         ----      ----
Total Annual Fund Operating Expenses                                     1.83%     2.58%
                                                                         ====      ====

(1) EFFECTIVE MAY 28, 2010, THE FUND'S PRINCIPAL INVESTMENT STRATEGY CHANGED, AND THE FEES AND EXPENSES SHOWN ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. THE FEE TABLE HAS BEEN RESTATED TO REFLECT ESTIMATED SHORT DIVIDEND EXPENSE, SHORT INTEREST EXPENSE AND REMAINING OTHER EXPENSES AS A RESULT OF THE FUND'S INVESTMENT STRATEGY CHANGE.


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $652     $1,023    $1,418    $2,521
C-CLASS SHARES    $361     $  802    $1,370    $2,915


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $261      $802     $1,370    $2,915

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 375% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks approximately sixty different industries based on several measures of momentum including price momentum. The Fund then buys long the common stock of companies in the top ranked industries and may sell short the common stock of companies in the lowest ranked industries. The Fund invests in equity securities, including small, mid, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts ("ADRs"), but may also invest in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries that the Fund is seeking exposure to. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Fund also may enter into short sales of broader-based stock indices for hedging purposes in an effort to reduce portfolio risk or volatility. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct significant trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.


DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

                                  PROSPECTUS 3



OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to May 28, 2010, the Fund sought to achieve its objective using a different investment strategy; therefore, the performance and average annual total returns shown for periods prior to May 28, 2010 may have differed had the Fund's current investment strategy been in effect during those periods.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -8.82%.

                                  (BAR CHART)

2003    29.97%
2004     9.44%
2005    13.26%
2006    10.50%
2007    20.92%
2008   -40.65%
2009    26.28%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 09/30/2009) 15.68%             (quarter ended 12/31/2008) -21.85%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                               Past      Past    Since Inception
A-CLASS SHARES                                                1 Year   5 Years     (3/31/2004)
--------------                                                ------   -------   ---------------
Return Before Taxes                                           21.27%    2.30%         3.27%
Return After Taxes on Distributions                           21.27%    1.90%         2.92%
Return After Taxes on Distributions and Sale of Fund Shares   13.83%    1.88%         2.73%
Russell 3000(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                         28.34%    0.76%         2.26%

                                                               Past      Past    Since Inception
C-CLASS SHARES                                                1 Year   5 Years     (3/22/2002)
--------------                                                ------   -------   ---------------
Return Before Taxes                                           25.28%    2.55%         2.90%
Return After Taxes on Distributions                           25.28%    2.13%         2.63%
Return After Taxes on Distributions and Sale of Fund Shares   16.43%    2.10%         2.44%
Russell 3000(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                         28.34%    0.76%         2.20%

MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 20 of this Prospectus.

                                  PROSPECTUS 5



INTERNATIONAL LONG SHORT SELECT FUND (FORMERLY, INTERNATIONAL OPPORTUNITY FUND)

INVESTMENT OBJECTIVE - The International Long Short Select Fund (the "Fund") seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 37 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                        A-CLASS   C-CLASS
                                                                        -------   -------
SHAREHOLDER FEES(1) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) (Imposed on Purchases
   (as a percentage of offering price)                                   4.75%      None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)             None     1.00%
Redemption Fee (on shares redeemed within 30 days of purchase)
   (as a percentage of amount redeemed, if applicable)                   1.00%     1.00%
ANNUAL FUND OPERATING EXPENSES(1)
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                          0.90%     0.90%
Distribution and Shareholder Service (12b-1) Fees                        0.25%     1.00%
Total Other Expenses                                                     2.89%     2.89%
   Short Dividend Expense                                                1.22%     1.22%
   Short Interest Expense                                                0.77%     0.77%
   Remaining Other Expenses                                              0.90%     0.90%
                                                                         ----      ----
Total Annual Fund Operating Expenses                                     4.04%     4.79%
                                                                         ====      ====

(1) EFFECTIVE JUNE 8, 2010, THE FUND'S PRINCIPAL INVESTMENT STRATEGY CHANGED, AND THE FEES AND EXPENSES SHOWN ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. THE FEE TABLE HAS BEEN RESTATED TO REFLECT ESTIMATED SHORT DIVIDEND EXPENSE, SHORT INTEREST EXPENSE AND REMAINING OTHER EXPENSES AS A RESULT OF THE FUND'S INVESTMENT STRATEGY CHANGE.


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $862     $1,646    $2,446    $4,513
C-CLASS SHARES    $580     $1,442    $2,408    $4,841


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $480     $1,442    $2,408    $4,841

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 430% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to pursue an international long/short strategy by purchasing foreign common and preferred stocks or convertible stocks of companies that the Sub-Advisor believes will outperform the market and by selling short those foreign common and preferred stocks believed to be overvalued or expected to underperform the market. The Sub-Advisor may also invest in emerging market countries, American Depositary Receipts ("ADRs"), and U.S. companies with significant overseas businesses. The Sub-Advisor uses both quantitative and qualitative techniques to identify long and short investment opportunities.

The Sub-Advisor's universe of securities begins with the largest publicly traded companies internationally. Through quantitative screening and fundamental analysis, the Sub-Advisor narrows the universe of securities to a list of long and short investment candidates. The Sub-Advisor then builds a portfolio of securities designed to maximize the absolute returns of the portfolio from the Sub-Advisor's selection methodology while working to maintain prudent risk controls. The Sub-Advisor will consider buying a security that is not currently held in the Fund's portfolio when the security candidate has passed through the research process and the Sub-Advisor believes that there is a potential for upside price movement over the following year with a return to risk ratio that meets the Sub-Advisor's criteria. In the case of a security already held in the Fund's portfolio, the Sub-Advisor will consider adding to the position in the event the security has been unusually weak in the market based on the Sub-Advisor's analysis and the Sub-Advisor continues to believe that the one year price objective is valid. The Sub-Advisor will consider selling a security if the Sub-Advisor believes that the price objective is no longer valid. The Sub-Advisor also may reduce a position in the Fund's portfolio with respect to a security if the position approaches its price objective and the risk/return is deteriorating. The Sub-Advisor will make additions and reductions in the Fund's portfolio and will buy and sell securities frequently. The Fund may conduct significant trading activity at or just prior to the close of the U.S. and foreign financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK - Certain of the Fund's investments may be in emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low-to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed countries or regions.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.


INVESTMENT TECHNIQUE RISK - The Sub-Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.

                                  PROSPECTUS 7


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.


PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to June 8, 2010, the Fund sought to achieve its objective using a different investment strategy; therefore, the performance and average annual total returns shown for periods prior to June 8, 2010 may have differed had the Fund's current investment strategy been in effect during those periods.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -18.70%.

                                  (BAR CHART)

2008   -36.83%
2009    32.86%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 09/30/2009) 26.46%             (quarter ended 09/30/2008) -17.27%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                               Past    Since Inception
A-CLASS SHARES                                                1 Year     (8/31/2007)
--------------                                                ------   ---------------
Return Before Taxes                                           27.49%        -7.20%
Return After Taxes on Distributions                           27.42%        -7.84%
Return After Taxes on Distributions and Sale of Fund Shares   17.87%        -6.43%
MSCI EAFE Index Net (USD) (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                         31.78%       -10.48%

                                                               Past    Since Inception
C-CLASS SHARES                                                1 Year     (8/31/2007)
--------------                                                ------   ---------------
Return Before Taxes                                           31.86%        -5.91%
Return After Taxes on Distributions                           31.79%        -6.57%
Return After Taxes on Distributions and Sale of Fund Shares   20.71%        -5.35%
MSCI EAFE Index Net (USD) (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                         31.78%       -10.48%

MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISOR - Security Global Investors, LLC ("SGI" or the "Sub-Advisor") serves as the investment sub-adviser of the Fund. The Sub-Advisor is an affiliate of the Advisor.

PORTFOLIO MANAGERS


     - DAVID WHITTALL, Portfolio Manager, Global Equities - Mr. Whittall has been associated with Security Global Investors, LLC since 2004.


     - SCOTT KLIMO, CFA, Portfolio Manager, Global Equities - Mr. Klimo has been associated with Security Global Investors, LLC since 2001.


     - MARK KRESS, CFA, Portfolio and Risk Manager - Mr. Kress has been associated with Security Global Investors, LLC since 2001.

     - YON PERULLO, CFA, Portfolio and Risk Manager - Mr. Perullo has been associated with Security Global Investors, LLC since 2007.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 20 of this Prospectus.

                                  PROSPECTUS 9



ALTERNATIVE STRATEGIES ALLOCATION FUND

INVESTMENT OBJECTIVE - The Alternative Strategies Allocation Fund (the "Fund") seeks to deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional under the "Sales Charges" section on page 37 of this Prospectus and in "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                        A-CLASS   C-CLASS
                                                                        -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) (Imposed on Purchases
   (as a percentage of offering price)                                   4.75%      None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)             None     1.00%
Redemption Fee (on shares redeemed within 30 days of purchase)
   (as a percentage of amount redeemed, if applicable)                   1.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                            None     None
Distribution and Shareholder Service (12b-1) Fees                          None    0.75%
Other Expenses                                                             None     None
Acquired Fund Fees and Expenses                                          1.74%     1.74%
                                                                         ----      ----
Total Annual Fund Operating Expenses                                     1.74%     2.49%
                                                                         ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $643      $997     $1,374    $2,429
C-CLASS SHARES    $352      $776     $1,326    $2,826


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $252      $776     $1,326    $2,826

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 79% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund, a "fund of funds," seeks to achieve its investment objective by investing principally in a diversified portfolio of affiliated and un-affiliated funds (the "underlying funds"), including exchange-traded funds ("ETFs"), and, to a limited extent, futures that represent alternative and non-traditional asset classes and/or strategies in an attempt to deliver performance with low correlation (I.E., little or no similarity) to traditional stock and bond asset classes and long-term positive returns. In managing the Fund, the Advisor will apply a proprietary asset allocation methodology that principally allocates assets among underlying funds that emphasize directly, or in combination with other investments, alternative or non-traditional asset classes or investment strategies (I.E., absolute return strategies, commodities, currency arbitrage, global macro, managed futures and real estate) according to the degree of risk associated with each underlying fund given the market conditions in existence at the time of allocation.


Descriptions of the primary alternative and non-traditional asset classes and strategies are as follows:

MARKET NEUTRAL. Market neutral strategies typically seek to profit independently from stock market movements, while maintaining a low correlation to and mitigating the risks of the U.S. and international equity markets. The strategies will hold long securities that the managers believe are undervalued and take short positions in common stocks that the managers believe are overvalued.

LONG/SHORT EQUITY. Long/short equity strategies typically seek to profit from investing on both the long and short sides of equity market.

MERGER ARBITRAGE. Merger arbitrage strategies typically invest simultaneously in long and short positions in both companies involved in a merger or acquisition. They typically invest in long positions in the stock of the company to be acquired and short the stocks of the acquiring company.

COMMODITIES. Commodity strategies typically seek exposure to the performance of the commodities markets and/or exposure to a long-short investment strategy that is based on commodity trends.

CURRENCY ARBITRAGE. Currency arbitrage strategies typically seek capital appreciation through investing in various arbitrage opportunities in currency markets.

GLOBAL MACRO. Global macro strategies typically seek to profit from changes in currency, commodity, equity and fixed income prices and market volatility.

FIXED INCOME ARBITRAGE. Fixed income arbitrage strategies typically seek to profit from relationships between different fixed income securities or fixed income and equity securities, leveraging long and short positions in securities that are related mathematically or economically.

MANAGED FUTURES. Managed futures strategies seek to preserve capital through capturing opportunities in various futures markets. The managers typically invest in long positions in the futures that are showing strong upward momentum and short positions in the futures that are in a downward trend. These strategies often provide different exposures to many markets and thus offer low correlations with traditional stock and bond markets.

REAL ESTATE. Real estate strategies typically seek to profit through the development of liquid portfolios of stocks that effectively represent the real estate segment of the market.

The Fund may invest in, and thus have indirect exposure to the risks of the underlying investments, including but not limited to, the underlying investments listed below. The underlying funds may include affiliated mutual funds, affiliated and unaffiliated ETFs, commodity pools, and other pooled investment vehicles. The Advisor may change the Fund's asset class allocation and/or strategy allocation, the underlying funds, or weightings without shareholder notice. The Fund generally may invest in each underlying fund without limitation in a manner consistent with the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

     UNDERLYING INVESTMENTS:

     RYDEX|SGI UNDERLYING INVESTMENTS (AFFILIATED)


          Rydex Series Funds Multi-Hedge Strategies Fund
          Rydex Series Funds Commodities Strategy Fund
          Rydex Series Funds Equity Market Neutral Fund
          Rydex Series Funds Long/Short Commodities Strategy Fund
          Rydex Series Funds Managed Futures Strategy Fund
          Rydex Series Funds Real Estate Fund
          Rydex Series Funds Alternative Strategies Fund
          Rydex Series Funds Event Driven and Distressed Strategies Fund Rydex Series Funds Long Short Equity Strategy Fund
          Rydex Series Funds Long Short Interest Rate Strategy Fund Rydex Series Funds U.S. Long Short Momentum Fund

                                  PROSPECTUS 11



          Rydex Series Funds International Long Short Select Fund
          CurrencyShares Australian Dollar Trust
          CurrencyShares British Pound Sterling Trust
          CurrencyShares Canadian Dollar Trust
          CurrencyShares Euro Trust
          CurrencyShares Japanese Yen Trust
          CurrencyShares Mexican Peso Trust
          CurrencyShares Russian Ruble Trust
          CurrencyShares Swedish Krona Trust
          CurrencyShares Swiss Franc Trust


     UN-AFFILIATED UNDERLYING INVESTMENTS

          PowerShares DB G10 Currency Harvest Fund


The Fund may also invest in American Depositary Receipts ("ADRs"), exchange-traded notes ("ETNs"), index swaps, and options on securities, futures contracts and indices to enable the Fund to pursue its investment objective efficiently in gaining exposure to or hedging exposure to various market factors or to better manage its risk and cash positions. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market.

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct significant trading activity at or just prior to the close of the U.S. financial markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The Fund and certain of the underlying funds may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CONFLICTS OF INTEREST RISK - The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.


COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.


CURRENCY RISK - The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with an underlying fund's conversions between various currencies.

DEPOSITARY RECEIPT RISK - The Fund and certain of the underlying funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's or an underlying fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK - To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.


EXCHANGE-TRADED NOTES RISK - The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's or an underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund or an underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.


FIXED INCOME RISK - An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.


FOREIGN ISSUER EXPOSURE RISK - The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


FUND OF FUNDS RISK - By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.


GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

HIGH YIELD RISK - Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INITIAL PUBLIC OFFERING ("IPO") RISK - Certain of the underlying funds may invest a portion of their assets in securities of companies offering shares in IPOs, which may be more volatile than other securities. In addition, the effect of IPOs on an underlying fund's, and thus the Fund's, performance likely will decrease as the underlying fund's asset size increases, which could reduce the Fund's total returns. Because the prices of IPO shares frequently are volatile, the underlying funds may hold IPO shares for a very short period of time, which may result in increased portfolio turnover and increased transactions costs for the Fund. The limited number of

                                  PROSPECTUS 13



shares available for trading in some IPOs may make it more difficult for an underlying fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing prices. The underlying funds' investments in IPO shares also may include the securities of unseasoned issuers, which present greater risks than the securities of more established issuers.


INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The Fund achieves leveraged exposure generally, and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index.


LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

OTC TRADING RISK - Certain of the derivatives in which the Fund and certain of the underlying funds may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.


REAL ESTATE SECTOR CONCENTRATION RISK - To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.


SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


TAX RISK - Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.


TRACKING ERROR RISK - The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause an underlying funds' performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -5.70%.

                                  (BAR CHART)

2009   -0.44%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2009) 2.71%               (quarter ended 03/31/2009) -5.33%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                               Past    Since Inception
A-CLASS SHARES                                                1 Year      (3/7/2008)
--------------                                                ------   ---------------
Return Before Taxes                                           -4.53%       -11.77%
Return After Taxes on Distributions                           -4.53%       -12.16%
Return After Taxes on Distributions and Sale of Fund Shares   -2.95%       -10.14%
Barclays Capital U.S. Aggregate Bond Index (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)                      5.93%         5.74%

                                  PROSPECTUS 15



                                                               Past    Since Inception
C-CLASS SHARES                                                1 Year      (3/7/2008)
--------------                                                ------   ---------------
Return Before Taxes                                           -1.44%       -10.03%
Return After Taxes on Distributions                           -1.44%       -10.42%
Return After Taxes on Distributions and Sale of Fund Shares   -0.94%        -8.69%
Barclays Capital U.S. Aggregate Bond Index (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)                      5.93%         5.74%

MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 20 of this Prospectus.

EQUITY MARKET NEUTRAL FUND (FORMERLY, GLOBAL MARKET NEUTRAL FUND)

INVESTMENT OBJECTIVE - The Equity Market Neutral Fund (the "Fund") seeks to provide long-term absolute returns regardless of market conditions, while maintaining a low correlation to and mitigating the risks of the global equity market.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 37 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                        A-CLASS   C-CLASS
                                                                        -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) (Imposed on Purchases
   (as a percentage of offering price)                                   4.75%      None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)             None     1.00%
Redemption Fee (on shares redeemed within 30 days of purchase)
   (as a percentage of amount redeemed, if applicable)                   1.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                          1.20%     1.20%
Distribution and Shareholder Service (12b-1) Fees                        0.25%     1.00%
Total Other Expenses                                                     3.42%     3.79%
   Short Dividend Expense                                                2.61%     3.08%
   Remaining Other Expenses                                              0.81%     0.71%
                                                                         ----      ----
Total Annual Fund Operating Expenses                                     4.87%     5.99%
                                                                         ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $939     $1,869    $2,802    $5,144
C-CLASS SHARES    $696     $1,770    $2,922    $5,702


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $596     $1,770    $2,922    $5,702

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 287% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - To meet its investment objective, the Fund principally invests in long and short positions of common stock of companies, and related American Depositary Receipts ("ADRs"), from all over the world that generally have a minimum market capitalization of $500 million, although the Fund may invest in companies with smaller market capitalizations. The Fund's "absolute return" strategy seeks to deliver, under a variety of market conditions or cycles, positive returns that have low correlation (I.E., little or no

                                  PROSPECTUS 17



similarity) to the performance of the global equity market. In executing this strategy, the Sub-Advisor employs risk management techniques designed to reduce or avoid undesirable investment risks. "Absolute return" does not connote either continuously positive returns, non-fluctuating returns or returns greater than those of major global equity market indices. Rather, there may be periods of negative returns (in an absolute sense and/or relation to major global equity market indices) and returns, whether positive or negative, may fluctuate over time, sometimes widely.


The Fund will hold long securities that the Sub-Advisor believes will outperform the market, and will sell short securities expected to underperform the market. The decision to purchase, hold or short a security is primarily driven by a bottom-up fundamental screening process in which the Sub-Advisor focuses on analyzing individual companies rather than the industry in which a company operates or the market as a whole.


The Fund also may invest in initial public offerings ("IPOs"), other investment companies, futures contracts, swaps and options on securities, securities indices, and futures contracts. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Fund may invest up to 100% of its assets in securities of foreign issuers depending upon market conditions. The Fund also may engage in frequent and active trading of portfolio securities to achieve its investment objective. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct significant trading activity at or just prior to the close of the U.S. and foreign financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and/or derivatives thereof.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.


CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INITIAL PUBLIC OFFERING ("IPO") RISK - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs, which may be more volatile than other securities. In addition, the effect of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. Because the prices of IPO shares frequently are volatile, the Fund may hold IPO shares for a very short period of time, which may result in increased portfolio turnover and increased transactions costs for the Fund. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing prices. The Fund's investment in IPO shares also may include the securities of unseasoned issuers, which present greater risks than the securities of more established issuers.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.


INVESTMENT TECHNIQUE RISK - The Sub-Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


LEVERAGING RISK - The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - A comparison of the Fund's performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund commenced operations on March 30, 2009 and, therefore, does not have a performance history for a full

                                  PROSPECTUS 19



calendar year. Of course, once the Fund has performance for a full calendar year, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISOR - Security Global Investors, LLC ("SGI" or the "Sub-Advisor") serves as the investment sub-adviser of the Fund. The Sub-Advisor is an affiliate of the Advisor.

PORTFOLIO MANAGERS


     - MARK KRESS, CFA, Portfolio and Risk Manager - Mr. Kress has been associated with Security Global Investors, LLC since 2001.

     - YON PERULLO, CFA, Portfolio and Risk Manager - Mr. Perullo has been associated with Security Global Investors, LLC since 2007.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 20 of this Prospectus.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amounts and account balance requirements for A-Class Shares or C-Class Shares are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts


Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Funds except for subsequent investments made via Automated Clearing House ("ACH").


Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.


Single direct purchases of C-Class Shares of a Fund in an amount of $1 million or more will be placed into A-Class Shares of that Fund. C-Class Share purchases of $1 million or more placed through a Financial Intermediary will be subject to any share class restrictions imposed by the Intermediary.

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at a Fund's next determined net asset value ("NAV") calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.


TAX INFORMATION

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Ask your sales person or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS


Rydex Series Funds (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds that are grouped into several categories according to each fund's investment strategy. This Prospectus describes the A-Class Shares and C-Class Shares of the U.S. Long Short Momentum Fund, International Long Short Select Fund, Alternative Strategies Allocation Fund, and the Equity Market Neutral Fund (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds").


A-Class Shares and C-Class Shares of the Funds are sold through broker-dealers and other financial institutions ("financial intermediaries") whose clients take part in certain asset allocation investment programs. Investors may exchange shares of the Funds through their financial intermediary or directly through the Rydex web site - www.rydex-sgi.com - or over the phone.

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

                                  PROSPECTUS 21


INVESTMENT STRATEGIES


U.S. LONG SHORT MOMENTUM FUND. Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2,000 securities are eligible for purchase from the industry buy lists. The Advisor uses this methodology to rotate the Fund's investments among a variety of industries or sectors in order to take advantage of volatility in the top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores. The Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

INTERNATIONAL LONG SHORT SELECT FUND. The Fund is managed fundamentally via bottom-up stock selection on both the long and short sides of the portfolio. The Sub-Advisor seeks to create alpha from both the long and short positions. The Sub-Advisor identifies those securities with the most attractive combination of relative business momentum, relative valuation and relative price momentum. From that pool of stocks the analysts and portfolio managers identify the most promising candidates and conduct initial research to verify the investment candidate's suitability. Once a candidate passes the initial qualification stage it is then subject to rigorous primary fundamental research that includes studying the relevant industry, speaking with management, customers and competitors; constructing proprietary financial models and completing detailed valuation analyses. If the conclusion of the research is that the candidate is mis-priced or that its business momentum is underestimated by the market the stock will likely be added to the portfolio. The portfolio managers enforce a rigorous sell discipline as positions near their price targets. Due to the portfolio being a concentrated collection of fundamentally derived positions with varying risk characteristics, the managers employ optimization to adjust position sizes and manage the risk profile of the Fund. Using optimization, the portfolio managers consider the risk/return ratio of each position in the Fund's portfolio and the correlations among the positions to determine optimum position size.

EQUITY MARKET NEUTRAL FUND. In constructing a portfolio for the Fund, the Sub-Advisor employs quantitative and qualitative research methods to evaluate an investment universe of approximately 5,000 of the largest companies in the world to determine the most promising investment opportunities for the Fund. As part of this process, the Sub-Advisor evaluates a company's growth, profitability, and valuation characteristics (E.G., price-to-earnings ratios, growth rates and earnings estimates).

In determining whether to buy or short a security, the Sub-Advisor uses a bottom-up fundamental research process in which it focuses on analyzing individual companies rather than the industry in which a company operates or the market as a whole. Once the investment universe has been narrowed, the Sub-Advisor focuses on the outliers within each economic sector represented in the investment universe and conducts a more intensive investment analysis to group the remaining stocks into two categories: (1) those which provide the greatest promise for out-performance (long positions) and (2) those which provide the greatest promise for underperformance (short positions). The Sub-Advisor then constructs the Fund's portfolio by selecting certain of these stocks while considering sector weights and overall risk control. Generally, the long and short positions are matched on a variety of risk characteristics in order to abate the overall portfolio's exposure to systematic risk normally associated with global equity investing.


When the Fund engages in a short sale of a security, it sells a stock that it does not own and settles the sale by borrowing the same stock from a lender. To close out the short position, the Fund must purchase the same stock in the market and return it to the lender. If the market price of the security decreases between the time the Fund borrowed it and when the Fund purchased the stock in the market, the Fund will earn money on the short sale. Conversely, if the price of the stock increases after the Fund borrows it, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. When the Fund settles a short sale, the broker effecting the short sale generally holds the proceeds of the short sale as collateral securing the Fund's obligation to cover the short position. The Fund may use this cash to purchase additional securities, which will allow the Fund to maintain long positions in excess of 100% of the Fund's net assets. This investment technique is known as "leverage." When the Fund does this, it is required to pledge additional collateral as security to the broker and is subject to constraints designed to limit the amount of loss from such leverage. The Sub-Advisor may sell a long position or close out a short position for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


ALTERNATIVE STRATEGIES ALLOCATION FUND. The Fund attempts to achieve returns with low correlation to the returns of traditional stock and bond asset classes and generate capital appreciation by investing the Fund's assets in underlying funds comprised of alternative and non-traditional asset classes or investment strategies such as, but not limited to, absolute return, currency arbitrage, commodities, global macro, managed futures, and real estate. The Fund may also invest in ETNs and individual securities to complement its investment in the underlying funds or to better manage cash positions.


In seeking to achieve returns with low correlation to the returns of traditional stock and bond asset classes and to provide capital appreciation, the Advisor uses a quantitative investment methodology with input from current market data to efficiently allocate the Fund's assets across the underlying funds (the "optimization process"). The goal of the optimization process is to create the best portfolio, given historical correlations and risks, to achieve the Fund's stated objective. The process applies dynamic constraints that seek to diversify the risks across the underlying funds and avoid a concentration of risk from a single underlying fund's specific risk. The Advisor administers the optimization process on a regular basis in order to rebalance the composition of the underlying funds and adjust underlying fund weights.

The underlying funds will be periodically evaluated on their continued ability to deliver strong performance. To maintain the investment integrity of the Fund, alternate underlying funds may be added to obtain exposure to new alternative and non-traditional asset classes or investment strategies, to replace underperforming underlying funds, or to enhance returns.

From time to time, the portfolio managers may also evaluate the possibility of adding additional alternative and non-traditional asset class categories. A new asset class would be added if the fund managers determine that it will help the Fund meet its investment objective.


The Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.


INVESTMENT RISKS


The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

CAPITALIZATION SECURITIES RISK - The Fund's, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund's portfolio, and in the case of the Alternative Strategies Allocation Fund, in the underlying funds' portfolio, may underperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - Certain of the underlying funds' exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in

                                  PROSPECTUS 23



interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

     INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES - Certain of the underlying funds invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices, such as the S&P DTI or S&P GSCITM Commodity Index. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the underlying fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

     The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, an underlying fund may receive more or less principal than it originally invested. The underlying fund might receive interest payments that are more or less than the stated coupon interest payments.

     STRUCTURED NOTE RISK - Certain of the underlying funds intend to invest in commodity, currency and financial-linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (I.E., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by an underlying fund, may lead to increased tracking error. In addition, a highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.


CONFLICTS OF INTEREST RISK - In managing the Fund, the Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so and in allocating Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor is also responsible for managing each of the affiliated underlying funds. The Advisor is legally obligated to disregard the fees payable by underlying funds when making investment decisions. The Trustees and officers of the Fund are also Trustees and officers of the affiliated underlying funds and thus may have conflicting interests in fulfilling their fiduciary duties to both the Fund and the affiliated underlying funds.


COUNTERPARTY CREDIT RISK - The Fund and certain of the Alternative Strategies Allocation Fund's underlying funds may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, credit default swap agreements, and structured notes. The Fund and certain of the underlying funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund and affiliated underlying funds will not enter into any agreement with a counterparty unless the Advisor or Sub-Advisor, as applicable, believes that the other party to the transaction is creditworthy. The use of swap agreements, structured notes and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund or an underlying fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund and certain of the underlying funds may enter into swap agreements with a limited number of counterparties. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's or an underlying fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

     CREDIT DEFAULT SWAP RISK - Certain of the Alternative Strategies Allocation Fund's underlying funds may enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. An underlying fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a "Credit Event") or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if an underlying fund invested directly in the underlying reference obligations. For example, a credit default swap may increase an underlying fund's credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which an underlying fund invests.

CURRENCY RISK - The Fund's and certain of the Alternative Strategies Allocation Fund's underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund and certain of the underlying funds may incur transaction costs in connection with conversions between various currencies. The Fund and certain of the underlying funds may, but are not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK - The Fund and certain of the Alternative Strategies Allocation Fund's underlying funds may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund or an underlying fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's or an underlying fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund or underlying fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those

                                  PROSPECTUS 25



that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK - The Fund and certain of the Alternative Strategies Allocation Fund's underlying funds may invest a percentage of their assets in derivatives, such as futures and options contracts, to pursue their investment objectives. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund and certain of the underlying funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund and affiliated underlying funds will only enter into futures contracts traded on a CFTC approved futures exchange or board of trade. Futures and options contracts are described in more detail below:


     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund or an underlying fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund or an underlying fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund or an underlying fund.

The risks associated with the Fund's or an underlying fund's use of futures and options contracts include:

     - The Fund or an underlying fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by the Fund or an underlying fund and the prices of futures and options on futures.

     - Although the Fund and an affiliated underlying fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund or an affiliated underlying fund may be unable to close out its futures contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Fund or an underlying fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.


EMERGING MARKETS RISK - Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's(R), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Alternative Strategies Allocation Fund may also be subject to this risk with respect to certain of the underlying funds' investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector and energy sector commodities that certain of the underlying funds purchase will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the underlying funds' investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

EXCHANGE-TRADED NOTES RISK - Certain of the underlying funds may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If an underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If an underlying fund holds its investment in an ETN until maturity, the issuer will give the underlying fund a cash amount that would be equal to principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed income risk.


FIXED INCOME RISK - The Fund and certain of the underlying funds may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.


FOREIGN ISSUER EXPOSURE RISK - The Fund and certain of the Alternative Strategies Fund's underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for

                                  PROSPECTUS 27



U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund or an underlying fund.


FUND OF FUNDS RISK - The Fund is subject to fund of funds risk. By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund.

Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds. In order to minimize these expenses, the Fund intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses.

In addition, an underlying fund may buy the same securities that another underlying fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, the Fund investor may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund's transactions in shares of the underlying funds. In addition, certain of the underlying funds may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. Because the Fund invests most of its assets in underlying Rydex|SGI Funds, the Fund's investment performance is directly related to the performance of those underlying funds. The performance of those underlying funds, in turn, depends upon the performance of the securities in which they invest.

GROWTH STOCKS RISK - Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer's earnings and other measures, because investors believe they have greater growth potential. However, there is no guarantee that such an issuer will realize that growth potential. In addition, an investment in growth stocks also may be susceptible to rapid price swings, especially during periods of economic uncertainty or in response to adverse news about the condition of the issuer, such as earnings disappointments. Growth stocks also typically have little or no dividend income to absorb the effect of adverse market conditions.


HIGH YIELD RISK - Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of certain underlying funds to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the underlying fund may lose its entire investment, which may adversely affect the value of the Fund's portfolio.

INITIAL PUBLIC OFFERING ("IPO") RISK - The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases. The impact of IPOs on the Fund's or an underlying fund's performance likely will decrease as the Fund's or the underlying fund's asset size increases, which could reduce the Fund's or underlying funds', and thus the Alternative Strategies Allocation Fund's, total returns. IPOs may not be consistently available to the Fund or an underlying fund for investing, particularly as the Fund's or underlying fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund or underlying funds may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's or underlying fund's portfolio and may lead to increased expenses for the Fund or underlying fund, such as commissions and transaction costs. By selling IPO shares, the Fund and certain of the underlying funds may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund or the underlying funds to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund's and underlying funds' investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INVESTMENT IN INVESTMENT COMPANIES RISK - The Fund may purchase shares of investment companies, such as ETFs, unit investment trusts, and closed-end investment companies to gain exposure to a particular portion of the market or when such investments present a more cost efficient alternative to investing directly in securities. The Alternative Strategies Allocation Fund will regularly invest in other investment companies, including the underlying funds, some of which may also invest in investment companies, and ETFs. When the Fund invests in an investment company, including affiliated underlying funds, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. For example, if an underlying fund sells the same securities another underlying fund is purchasing, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Similarly, an investor in the Fund may receive taxable gains as a result of the underlying funds' portfolio transactions in addition to the taxable gains attributable to the Fund's transactions in shares of the underlying funds. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund and certain of the underlying funds may invest in investment companies, such as the Managed Futures Strategy Fund's, Commodities Strategy Fund's, Long/Short Commodities Strategy Fund's, and Multi-Hedge Strategy Fund's respective Subsidiaries, as discussed in another prospectus, or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the regulatory scheme of the Investment Company Act of 1940.

     EXCHANGE-TRADED FUND RISK - The Fund and certain of the Alternative Strategies Allocation Fund underlying funds may invest to a significant extent in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund and certain of the underlying funds from time to time may invest in exchange-traded investment funds that are not registered pursuant to the Investment Company Act of 1940. Such exchange-traded products may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

     INVESTMENT IN THE SUBSIDIARY RISK - Certain of the underlying funds may invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, an underlying fund, as an investor in its respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, each underlying fund wholly owns and controls its respective Subsidiary, and the underlying funds and the Subsidiaries are both managed by the Advisor, making it unlikely that the Subsidiaries will take action contrary to the interests of the underlying funds or their shareholders, including the Funds. While the Subsidiaries have their own board of directors that is

                                  PROSPECTUS 29



     responsible for overseeing the operations of the Subsidiaries, the underlying funds' Board has oversight responsibility for the investment activities of the underlying funds, including their investments in the Subsidiaries, and each underlying fund's role as the sole shareholder of its respective Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiaries, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the underlying funds in managing each Subsidiary's portfolio. It is not currently expected that shares of the Subsidiaries will be sold or offered to investors other than the underlying funds.

     Changes in the laws of the United States and/or the Cayman Islands, under which the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the underlying funds and their shareholders, including the Funds. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay a Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT TECHNIQUE RISK - The Sub-Advisor does not use techniques or defensive strategies designed to protect the value of the Fund in response to adverse economic, political, or market conditions, such as periods of high market volatility or general market decline. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.

LEVERAGING RISK - The Fund and certain of the Alternative Strategies Allocation Fund's underlying funds achieve leveraged exposure through the use of derivative instruments. The more the Fund and certain of the underlying funds, invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund and certain of the underlying funds will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund or an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund or an underlying fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund or an underlying fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's or an underlying fund's investment income, resulting in greater losses. Leverage will also have the effect of magnifying tracking error.


LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund or an underlying fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's or an underlying fund's portfolio, the ability of the Fund or an underlying fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."


MARKET RISK - The Fund and certain of the Alternative Strategies Allocation Fund's underlying funds may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's or an underlying fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or an underlying fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's or an underlying fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.


NON-DIVERSIFICATION RISK - To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


OTC TRADING RISK - Certain of the derivatives in which the Fund and certain of the Alternative Strategies Allocation Fund's underlying funds invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counter-parties or a loss of value to the Fund or an underlying fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund and certain of the underlying funds are subject to counterparty credit risk with respect to such derivative contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy and certain of the Alternative Strategies Allocation Fund's underlying funds' strategies may frequently involve buying and selling portfolio securities to rebalance the Fund's or an underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REAL ESTATE SECTOR CONCENTRATION RISK - There is a risk that the securities of real estate companies that certain of the Alternative Strategies Allocation Fund's underlying funds purchase will underperform the market as a whole. To the extent that the Fund's or underlying funds' investments are concentrated in real estate companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in real estate companies may also subject the Fund or underlying fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of the underlying funds' investments in REITs.

SHORT SALES RISK - Short sales are transactions in which the Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds sell a security they do not own. To complete the transaction, the Fund or an underlying fund must borrow the security to make delivery to the buyer. The Fund or underlying fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying fund. If the underlying security goes down in price between the time the Fund or underlying fund sells the security and buys it back, the Fund or underlying fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. The Fund or underlying fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which

                                  PROSPECTUS 31



means that those other assets may not be available to meet the Fund's or an underlying fund's needs for immediate cash or other liquidity. The Fund's or an underlying fund's investment performance may also suffer if the Fund or underlying fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund or underlying fund to deliver the securities the Fund or underlying fund borrowed at the commencement of the short sale and the Fund or underlying fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund or underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's or an underlying fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund or an underlying fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund or underlying fund on the investment of the cash generated by the short sale. When the Fund or an underlying fund sells short an equity security that pays a dividend, the Fund or underlying fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund or the underlying fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's or an underlying fund's unrealized gain or reduces the Fund's or an underlying fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund or an underlying fund is obligated to pay is greater than the interest earned by the Fund or an underlying fund on investments, the performance of the Fund or an underlying fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund or an underlying fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

TAX RISK - As noted under "Commodity-Linked Derivative Investment Risk" above, certain of the underlying funds, currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments in which the Fund and certain of the underlying funds invest will not be considered qualifying income after September 30, 2006. Affiliated underlying funds will therefore restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income.

Certain of the affiliated underlying funds have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the affiliated underlying funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor believes it can continue to successfully operate affiliated underlying funds in a manner consistent with the affiliated underlying fund's current investment objective by investing in these commodities-linked structured notes. See "Dividends, Distributions and Additional Tax Information" for more information. Certain of the affiliated underlying funds achieve exposure to the commodities markets through an investment in a Subsidiary (see "Investment in the Subsidiaries Risk") which is expected to provide the affiliated underlying funds with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code. The affiliated underlying funds have also received a private letter ruling from the IRS that concludes that income from the affiliated underlying funds' investment in subsidiaries that are structured substantially similarly to the conditions set forth in the rulings will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code.

TRACKING ERROR RISK - The Advisor may not be able to cause the underlying fund's performance to match or correlate that of the underlying fund's benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between the underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the underlying fund's performance to be less than you expect.

In addition, because certain of the underlying funds are tracking the performance of and underlying index or benchmark on a daily basis, mathematical compounding may prevent the underlying fund from correlating with the monthly, quarterly, annual or other period performance of its underlying index or benchmark. Tracking error may cause the underlying fund's performance to be less than you expect.

TRADING HALT RISK - The Fund and certain of the Alternative Strategies Allocation Fund's underlying funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial Average(SM), may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund or an underlying fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund or an underlying fund prices its shares may limit the Fund's or an underlying fund's ability to use leverage and may prevent the Fund or an underlying fund from achieving its investment objective. In such an event, the Fund or an underlying fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

VALUE STOCKS RISK - Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. Over time, a value investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock. In addition, the Fund's, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds' value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS


INVESTMENT ADVISOR


The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.


The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee for the fiscal year ended March 31, 2010 at an annualized rate based on the average daily net assets of each Fund, as set forth below:

FUND                                        ADVISORY FEE
----                                        ------------
U.S. LONG SHORT MOMENTUM FUND.............      0.90%
INTERNATIONAL LONG SHORT SELECT FUND......      0.90%
ALTERNATIVE STRATEGIES ALLOCATION FUND....      0.00%
EQUITY MARKET NEUTRAL FUND                      1.20%

The International Long Short Select Fund and Equity Market Neutral Fund are sub-advised by SGI. The Advisor pays the Sub-Advisor out of the advisory fees it receives. The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor.


As part of its agreement with the Trust, the Advisor will pay all expenses of the Alternative Strategies Allocation Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, acquired fund fees and expenses, and taxes (expected to be DE MINIMIS), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses and extraordinary expenses.

                                  PROSPECTUS 33



The Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the Funds' September 30, 2009 Semi-Annual Report to Shareholders, which covers the period April 1, 2009 to September 30, 2009.

INVESTMENT SUB-ADVISOR

SGI, an investment adviser registered with the U.S. Securities and Exchange Commission (the "SEC"), is located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164, and serves as investment sub-adviser to the International Long Short Select Fund and Equity Market Neutral Fund. SGI and the Advisor are affiliates and are subsidiaries of the Security Benefit Corporation.

A discussion regarding the basis for the Board's August 2009 approval of the Equity Market Neutral Fund's investment sub-advisory agreement is available in the September 30, 2009 Semi-Annual Report to Shareholders, which covers the period from April 1, 2009 to September 30, 2009. A discussion regarding the basis for the Board's June 2010 approval of the International Long Short Select Fund's investment sub-advisory agreement will be available in the September 30, 2010 Semi-Annual Report to Shareholders, which covers the period from April 1, 2010 to September 30, 2010.


PORTFOLIO MANAGEMENT


The Funds are managed by a team of investment professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the U.S. Long Short Momentum Fund and Alternative Strategies Allocation Fund.

MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of the Advisor - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with the Advisor since it was founded in 1993. Mr. Byrum was named the President of the Advisor in 2004 and has served as CIO of the Advisor since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R) Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Funds. Mr. Dellapa joined the Advisor in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became a Portfolio Manager. Prior to joining the Advisor, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

RYAN A. HARDER, CFA, Portfolio Manager - Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

On a day-to-day basis, the four individuals listed below are jointly and primarily responsible for the management of the International Long Short Select Fund. Messrs. Kress and Perullo also are jointly and primarily responsible for the management of the Equity Market Neutral Fund.


DAVID WHITTALL, Portfolio Manager, Global Equities - Mr. Whittall joined the Sub-Advisor's global equity team in 2004, bringing 20 years of professional international experience to SGI. Mr. Whittall started his investment career as an analyst in Hong Kong. He was an associate director and the head of China Equity Research at Baring Securities (HK) LTD. During this time, he was included in Institutional Investor's "All Asia Research Team." Mr. Whittall returned to the U.S. and launched his investment management career in 1994 as an analyst in international equities at Montgomery Asset Management in San Francisco. David holds a B.A. in Asian Studies (Mandarin Chinese and Economics) from the University of California at Berkeley. He was the recipient of the UC Regent's Scholarship for study abroad and attended Beijing University in the People's Republic of China from 1987 to 1988. Mr. Whittall speaks Mandarin Chinese and French. Mr. Whittall, along with Mr. Klimo, is jointly responsible for the daily stock picks of the Fund.


SCOTT KLIMO, CFA, Portfolio Manager, Global Equities - Mr. Klimo joined the Sub-Advisor's global equity team in 2002, bringing over 20 years of professional and international investment experience to SGI. Mr. Klimo started his investment career as an analyst in Hong Kong. He also worked in China, Thailand, Malaysia and Indonesia before returning to the U.S. and launching his investment management career in 1998 as an assistant portfolio manager, international equities with the State of Wisconsin Investment Board. Scott holds a B.A. in Asian Studies from Hamilton College in New York and has done post-graduate language study at the Chinese University of Hong Kong and the National Taiwan Normal University. In addition to speaking, reading and writing Mandarin Chinese, he also speaks Thai. Scott is a Chartered Financial Analyst. Mr. Klimo, along with Mr. Whittall, is jointly responsible for the daily stock picks of the Fund.

MARK KRESS, CFA, Portfolio and Risk Manager - Mr. Kress joined the Sub-Advisor's global equity team in 2001, bringing over 10 years of investment experience developing and maintaining systems specific to investment processes to SGI. Prior to joining SGI, Mark was an analyst at Trinity Equity Management, a San Francisco-based investment advisory firm where he developed and implemented the firm's investment process incorporating quantitative screening models and risk management procedures. From 1996 to 1999, Mr. Kress served as a Senior Consultant at FactSet Research Systems, where he worked with a variety of portfolio managers assisting in the development of proprietary investment strategies using the FactSet platform. Mark holds a B.S. degree in Managerial Economics from the University of California at Davis and an M.B.A. from the University of California at Berkeley Haas School of Business. He is a Chartered Financial Analyst. Mr. Kress, along with Mr. Perullo, is jointly responsible for risk management analysis and the implementation of quantitative research methods for the Fund.


YON PERULLO, CFA, Portfolio and Risk Manager, Global Equities - Mr. Perullo joined the Sub-Advisor in 2007, bringing over nine years of quantitative product development and investment experience to SGI. Prior to joining SGI, Mr. Perullo was Co-Founder and Portfolio Manager at Nascent Strategies, LLC from 2004 to 2007, a hedge fund that specialized in quantitative market neutral investing, where he was directly responsible for building the quantitative screening and risk management models employed by the fund. From 1998 to 2004, Mr. Perullo served as Vice President of Quantitative Analytics at FactSet Research Systems, where he directed the global sales and development of FactSet's suite of quantitative products, including alpha modeling, portfolio simulation and risk analysis. During his tenure at FactSet, Yon was extensively involved in aiding clients in strategy creation, portfolio analysis and execution, helping many clients to refine and improve their investment process. He earned his B.A. in Chemistry from the University of Rhode Island. Mr. Perullo, along with Mr. Kress, is jointly responsible for risk management analysis and the implementation of quantitative research methods for the Fund.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

                                  PROSPECTUS 35


SHAREHOLDER INFORMATION

CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable redemption fees and sales charges.

Each Fund calculates its NAV by:

     -    Taking the current market value of its total assets

     -    Subtracting any liabilities

     - Dividing that amount by the total number of shares owned by shareholders


The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Funds will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI. For more information on these early closings, please call
800.820.0888 or visit the Rydex|SGI web site - www.rydex-sgi.com.

In calculating NAV, the Funds, except for the Alternative Strategies Allocation Fund and International Long Short Select Fund, generally value their investment portfolios based on the market price of the securities as of the time the Funds determine NAV. If market prices are unavailable or the Advisor or the Sub-Advisor thinks that they are unreliable, the Advisor or Sub-Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Advisor or Sub-Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV. The Alternative Strategies Allocation Fund generally values shares of the underlying funds at their NAV and other investments at market prices.

The International Long Short Select Fund generally values its assets at fair value using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Fund prices its shares at the close of the NYSE. As such, the value assigned to the Fund's securities may not be the quoted or published prices of those securities on their primary markets or exchanges.


The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The underlying funds in which the Alternative Strategies Allocation Fund invests have transaction cut-off times that are prior to the Fund's transaction cut-off time. Accordingly, on a daily basis, the Fund's purchase, sale or exchange of underlying fund shares may not occur until the close of normal trading on the NYSE the day after the initial purchase order is entered. The resulting delay may have a negative impact on the performance of the Fund.

More information about the valuation of the Funds' holdings can be found in the SAI.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES


SHORT DIVIDEND EXPENSE - "Short Dividend Expense" occurs because the U.S. Long Short Momentum Fund, International Long Short Select Fund, and/or Equity Market Neutral Fund short-sells an equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, any such dividend on a security sold short generally has the effect of reducing the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Dividend Expense" is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

SHORT INTEREST EXPENSE - "Short Interest Expense" occurs because the U.S. Long Short Momentum Fund and/ or International Long Short Select Fund short-sells various securities to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the coupon rate of the security sold short to the purchaser and records this as an expense. This expense is offset - in its entirety or in part - by the income derived from the short sale and/or by earnings on the proceeds of the short sale. Short Interest Expense is not a fee charged to the shareholder by the Advisor, SGI or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

ACQUIRED FUND FEES AND EXPENSES - As a shareholder in certain funds (the "Acquired Funds"), the Alternative Strategies Allocation Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.


BUYING, SELLING AND EXCHANGING FUND SHARES

A-Class Shares and C-Class Shares are offered primarily through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex|SGI shareholder account to make share transactions
- buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex|SGI Client Services at 800.820.0888 or
301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex|SGI to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex|SGI.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     - You must provide a street address (Rydex|SGI does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - If you open an account directly with Rydex|SGI you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.


TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early - or as otherwise permitted by the SEC - the Funds reserve the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and Rydex will post advance notice of early closings at www.rydex-sgi.com.

                                  PROSPECTUS 37


TRANSACTION CUT-OFF TIMES


All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Funds' transfer agent, distributor, or authorized dealer, subject to any applicable front-end sales charge and/or redemption fee. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.

METHOD                                  CUT-OFF TIME
------                      -----------------------------------
By Mail                     4:00 PM, Eastern Time or earlier market close
By Phone                    4:00 PM, Eastern Time or earlier market close
By Internet                 4:00 PM, Eastern Time or earlier market close
By Financial Intermediary   4:00 PM, Eastern Time or earlier market close*


* EACH FINANCIAL INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE EARLIER CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

EARLY TRANSACTION CUT-OFF TIMES


On any day that the Funds calculate NAV earlier than normal, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.


TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

SALES CHARGES

A-CLASS SHARES

A-Class Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

                                      SALES CHARGE AS %   SALES CHARGE AS % OF
AMOUNT OF INVESTMENT                  OF OFFERING PRICE    NET AMOUNT INVESTED
--------------------                  -----------------   --------------------
Less than $100,000                          4.75%                 4.99%
$100,000 but less than $250,000             3.75%                 3.90%
$250,000 but less than $500,000             2.75%                 2.83%
$500,000 but less than $1,000,000           2.00%                 2.04%
$1,000,000 or greater                         *                     *

* FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 12 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1% CDSC BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER. THE CDSC IS USED TO REIMBURSE THE DISTRIBUTOR FOR PAYING YOUR FINANCIAL INTERMEDIARY A SALES COMMISSION UP TO A TOTAL OF 1.00% OF THE PURCHASE PRICE OF YOUR INVESTMENT IN CONNECTION WITH YOUR INITIAL PURCHASE. FOR MORE INFORMATION ABOUT WHETHER YOUR FINANCIAL INTERMEDIARY HAS ENTERED INTO SUCH AN ARRANGEMENT, CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

In addition to the information in this Prospectus, you may obtain more information about share classes, sales charges and sales charges reductions and waivers by clicking on the "Customer Service Center" tab of www.rydex-sgi.com, from the SAI or from your financial adviser.


HOW TO REDUCE YOUR SALES CHARGE

You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, IN WRITING AND AT THE TIME OF PURCHASE, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.

     - RIGHTS OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares or C-Class Shares of Rydex Series Funds or Rydex Dynamic Funds (offered in a separate prospectus) that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class and C-Class Shares that you own. Additionally, you may combine simultaneous purchases of A-Class Shares of one Rydex Series Fund or Rydex Dynamic Fund with A-Class Shares of any other Rydex Series Fund or Rydex Dynamic Fund to reduce the sales charge rate that applies to the purchase of A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

     - LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of A-Class Shares of Rydex Series Funds or Rydex Dynamic Funds during a 13-month period. At your written request, A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

SALES CHARGE WAIVERS

The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:

     - REPURCHASE OF A-CLASS SHARES. If you have redeemed A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund within the past 365 days, you may repurchase an equivalent amount of A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (E.G., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

     - Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their families (E.G., spouse, children, mother or father).

     - Employees of the Advisor and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a "Selling Broker") and their families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

     - Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their families.

                                  PROSPECTUS 39


     - Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

     - Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

     - Employer-sponsored retirement plans including, but not limited to, those that qualify under Sections 403(b), 401(a), 401(k) or 457 of the Internal Revenue Code of 1986, as amended, where at the time of purchase the Distributor has been notified in writing that such plan has at least $100 million in assets or 100 participating employees. Employer-sponsored retirement plans do not include IRAs, Roth IRAs, SEP or SARSEP plans, profit-sharing plans, single participant plans or plans covering self-employed individuals and their employees; such account types, however, may apply for sales charge reductions. Please see the SAI for more information.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a non-Rydex Series Fund or Rydex Dynamic Fund where those shares were subject to a front-end sales charge (sometimes called an NAV Transfer).

SALES CHARGE EXCEPTIONS

You will not pay initial sales charges on the following:


     - Purchases of A-Class Shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus.


     -    A-Class Shares purchased by reinvesting dividends and distributions.


     - When exchanging A-Class Shares of one Fund for A-Class Shares of another Rydex Series Fund or Rydex Dynamic Fund, unless you are exchanging A-Class Shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus, that have not previously been subject to a sales charge.


C-CLASS SHARES


C-Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% contingent deferred sales charge ("CDSC") based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your C-Class Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.


WAIVER OF CDSC

The CDSC will be waived for the redemption of C-Class Shares:

     - purchased through a financial intermediary that has entered into arrangements with the Distributor to forego receipt of an initial sales commission;

     -    purchased by reinvesting dividends;

     -    following the death or disability of a shareholder;

     -    on the first 10% of shares that are sold within 12 months of purchase;
          or

     -    on required minimum distributions.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

BUYING FUND SHARES
--------------------------------------------------------------------------------


Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The Funds charge a 1.00% redemption fee on redemptions of shares made within thirty (30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" for more information.


PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.

Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:


                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES

                           Complete the account application that corresponds    Complete the Rydex|SGI investment slip included
                           to the type of account you are opening.              with your quarterly statement or send written
                                                                                purchase instructions that include:
                           -    MAKE SURE TO DESIGNATE THE RYDEX|SGI FUND(S)
                                YOU WANT TO PURCHASE.                           -    YOUR NAME

                           -    MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT     -    YOUR SHAREHOLDER ACCOUNT NUMBER
                                MINIMUM.
                                                                                -    THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE.

BY MAIL                                                       Make your check payable to RYDEX|SGI.
IRA AND OTHER RETIREMENT                   Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
ACCOUNTS REQUIRE
ADDITIONAL PAPERWORK.                  Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.
                                 IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT WILL BE
CALL RYDEX|SGI CLIENT          CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN A SEPARATE PROSPECTUS.
SERVICES TO REQUEST A
RETIREMENT ACCOUNT                                                                   Mail your written purchase instructions
INVESTOR APPLICATION KIT.          Mail your application and check to:                            and check to:

                                                                     MAILING ADDRESSES:

                                            STANDARD DELIVERY                                   OVERNIGHT DELIVERY
                                                Rydex|SGI                                           Rydex|SGI
                                             Attn: Ops. Dept.                                    Attn: Ops. Dept.
                                             P.O. Box 758567                                    200 SW 6th Street
                                          Topeka, KS 66675-8567                               Topeka, KS 66603-3704

                                PROSPECTUS 41


                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES

                           Submit new account paperwork, and then call          Be sure to designate in your wire instructions the
                           Rydex|SGI to obtain your account number.             Rydex|SGI Fund(s) you want to purchase.

                           -    MAKE SURE TO DESIGNATE THE RYDEX|SGI FUND(S)
                                YOU WANT TO PURCHASE.

                           -    MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT
                                MINIMUM.

                           To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU SHOULD CALL
                           RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME
                           FOR THE RYDEX|SGI FUND(S) YOU ARE PURCHASING:

BY WIRE                    -    Account Number
RYDEX|SGI CLIENT
SERVICES PHONE NUMBER:     -    Fund Name
800.820.0888
OR                         -    Amount of Wire
301.296.5406
                           -    Fed Wire Reference Number (upon request)

                           You will receive a confirmation number to verify that your purchase order has been accepted.

                           IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER MAY NOT BE
                           PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                           WIRE INSTRUCTIONS:

                           U.S. Bank
                           Cincinnati, OH
                           Routing Number: 0420-00013
                           For Account of: Rydex|SGI Account Number: 48038-9030
                           [Your Name]
                           [Your shareholder account number]

                           IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT MAY BE CREDITED TO
                           THE U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN A SEPARATE PROSPECTUS.

                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES

                           Submit new account paperwork, and then call          SUBSEQUENT PURCHASES MADE VIA ACH MUST BE A
                           Rydex|SGI to obtain your account number. Be sure     MINIMUM OF $20. To make a subsequent purchase send
                           to complete the "Electronic Investing via ("ACH")"   written purchase instructions that include:
                           section. Then, fax it to Rydex|SGI (ONLY
BY ACH (FAX)               Individual, Joint and UGMA/UTMA accounts may be      -    YOUR NAME
RYDEX|SGI FAX NUMBER:      opened by fax).
301.296.5103                                                                    -    YOUR SHAREHOLDER ACCOUNT NUMBER
                           -    MAKE SURE TO INCLUDE A LETTER OF INSTRUCTION
                                REQUESTING THAT WE PROCESS YOUR PURCHASE BY     -    THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE
                                ACH.
                                                                                -    ACH BANK INFORMATION (IF NOT ON RECORD).
                           -    MAKE SURE TO DESIGNATE THE RYDEX|SGI FUND(S)
                                YOU WANT TO PURCHASE.

                           -    MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT
                                MINIMUM.

BY ACH                                       Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com
(INTERNET)

CANCELLED PURCHASE ORDERS

Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

     -    if your bank does not honor your check for any reason

     -    if the transfer agent (Rydex|SGI) does not receive your wire transfer

     -    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

     -    if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES


Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary. The Funds charge a 1.00% redemption fee on redemptions of shares made within thirty
(30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" for more information.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.


REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by:

                    STANDARD DELIVERY                  OVERNIGHT DELIVERY

   MAIL                 Rydex|SGI                           Rydex|SGI
                    Attn: Ops. Dept.                    Attn: Ops. Dept.
                     P.O. Box 758567                    200 SW 6th Street
                  Topeka, KS 66675-8567               Topeka, KS 66603-3704

            301.296.5103
   FAX      If you send your redemption order by fax, you must call Rydex|SGI
            Client Services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

                                  PROSPECTUS 43


     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.

All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.

LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum account balance. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of A-Class Shares or C-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund for A-Class Shares or C-Class Shares of any other Rydex Series Fund or Rydex Dynamic Fund on the basis of the respective NAVs of the shares involved. An exchange of A-Class Shares of the U.S. Government Money Market Fund, which is offered in a separate prospectus, that have not previously been subject to a sales charge will be treated as an initial purchase of the other Rydex|SGI Fund and applicable sales charges will apply. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex|SGI Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Series Funds and Rydex Dynamic Funds" for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send exchange requests to Rydex|SGI by:

                    STANDARD DELIVERY                 OVERNIGHT DELIVERY

  MAIL                  Rydex|SGI                          Rydex|SGI
                    Attn: Ops. Dept.                   Attn: Ops. Dept.
                     P.O. Box 758567                   200 SW 6th Street
                  Topeka, KS 66675-8567              Topeka, KS 66603-3704

            301.296.5101
   FAX      If you send your exchange request by fax, you must call Rydex|SGI
            Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 OR 301.296.5406

 INTERNET   Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.


EXCHANGES WITH OTHER RYDEX SERIES FUNDS AND RYDEX DYNAMIC FUNDS

On any Business Day, investors may make exchanges of A-Class Shares or C-Class Shares of the Funds for A-Class Shares or C-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS AND ALL OF THE RYDEX DYNAMIC FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN OF THE RYDEX SERIES FUNDS INCLUDING THE FUNDS IN THIS PROSPECTUS, DO NOT ALLOW UNLIMITED TRADING. SEE "FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES" FOR MORE INFORMATION. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX|SGI FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX|SGI FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling
800.820.0888 or 301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.


ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

                                  PROSPECTUS 45


Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE - 1(800) 717-7776

You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.

SERVICE AND OTHER FEES

Rydex|SGI may charge the following administrative fees on accounts held directly through the Funds' transfer agent for services associated with the following:


     -    $15 for wire transfers of redemption proceeds under $5,000


     -    $50 on purchase checks returned for insufficient funds

     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     - $15 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or ACH transactions

     -    $15 per year for low balance accounts

     - Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), and Rydex|SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex|SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account. If you liquidate your account during the year any unpaid annual maintenance fee will be deducted at that time.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, and 403(b). This fee will be deducted from the proceeds of your redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


FREQUENT TRADING POLICY. Unlike most other Rydex|SGI Funds, the Funds are not suitable for purchase by active investors. The Funds are intended for long term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.


REDEMPTION FEE POLICY. In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Board of Trustees has approved a 1.00% redemption fee to be imposed uniformly on the Funds' shares redeemed within thirty (30) days of the date of purchase (including shares of the Funds that are acquired through an exchange) subject to the limitations discussed below. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Funds. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Funds have been held, the Funds assume that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and system limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Funds may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

                                  PROSPECTUS 47


REDEMPTION FEE WAIVERS. Each Fund reserves the right to waive the redemption fee in its discretion where either the Fund believes such waiver is in the best interests of the Fund, including, but not limited to, certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include (i) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; (v) retirement loans and withdrawals; (vi) redemptions in accounts participating in certain approved asset allocation programs; and (vii) transactions by certain qualified fund of funds. A qualified fund of fund(s) is a mutual fund or other collective investment vehicle that either applies the Fund's frequent trading and/or redemption fee policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Funds' Chief Compliance Officer. Qualified fund of funds include fund of fund(s) advised by the Advisor. For purposes of applying the Funds' policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Funds. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES

A-CLASS SHARES


The Funds (with the exception of the Alternative Strategies Allocation Fund) have adopted a Distribution Plan with respect to A-Class Shares that allows each Fund to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/or shareholder services ("Service Providers"). Each Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor generally will, in turn, pay the Service Providers out of its fees. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

The Alternative Strategies Allocation Fund has adopted a Distribution Plan applicable to A-Class Shares, but generally does not pay distribution fees to the Distributor, which may not exceed 0.25% of the average daily net assets of the Fund. Instead, the affiliated underlying funds have adopted a distribution plan applicable to A-Class Shares, in which the Fund invests, that allows each affiliated underlying fund to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). The affiliated underlying funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets of A-Class Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940. If a Service Provider provides distribution or shareholder services, the Distributor generally will, in turn, pay the Service Provider for the services it provides at an annual rate not to exceed 0.25% of the average daily net assets of A-Class Shares of the affiliated underlying funds. Because the affiliated underlying funds pay these fees out of assets on an ongoing basis, over time these fees may cost the Fund more than other types of sales charges and will increase the cost of your investment.


C-CLASS SHARES


The Funds (with the exception of the Alternative Strategies Allocation Fund) have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable to C-Class Shares that allows each Fund to pay annual distribution and service fees of 1.00% of the Fund's average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

The Alternative Strategies Allocation Fund has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to C-Class Shares that allows the Fund to pay annual distribution and service fees of 0.75% of the average daily net assets of the Fund's C-Class Shares. The annual 0.50% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.


COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS


Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.


DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

                                  PROSPECTUS 49


ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.


TAX STATUS OF THE FUNDS

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as each Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.


TAX STATUS OF DISTRIBUTIONS


     - Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income and subject to certain limitations.

     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any Long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Funds from U.S. corporations, subject to certain limitations.

     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

     - Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.

     - The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

     - Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds. In addition, the Funds may be able to pass along a tax credit for foreign income taxes that they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.


TAX STATUS OF SHARE TRANSACTIONS


EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Dynamic or Rydex Series Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.


STATE TAX CONSIDERATIONS


The Funds are not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of operations of that Fund's A-Class Shares or C-Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the years ended March 31, 2010, 2009, 2008 and 2007 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the financial statements and related notes, appear in the Funds' 2010 Annual Report. The information for the year ended March 31, 2006 was audited by a predecessor independent registered public accounting firm. The 2010 Annual Report is available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2010 Annual Report is incorporated by reference in the SAI.

                                  PROSPECTUS 51


FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Funds' performance for the periods presented.

                                                             NET
                                                          INCREASE
                                                         (DECREASE)
                                           NET REALIZED    IN NET
                       NET                      AND         ASSET
                      ASSET        NET      UNREALIZED      VALUE    DISTRIBUTIONS  DISTRIBUTIONS
                      VALUE,   INVESTMENT      GAINS      RESULTING     FROM NET       FROM NET
                    BEGINNING    INCOME     (LOSSES) ON     FROM      INVESTMENT       REALIZED
YEAR ENDED          OF PERIOD    (LOSS)+    INVESTMENTS  OPERATIONS      INCOME         GAINS
----------          ---------  ----------  ------------  ----------  -------------  -------------
U.S. LONG SHORT MOMENTUM FUND A-CLASS (FORMERLY, THE ALL-CAP OPPORTUNITY FUND)
   MARCH 31, 2010     $ 8.62    $(.07)        $ 4.04       $ 3.97        $  --          $  --
   March 31, 2009      13.45      .01          (4.84)       (4.83)          --             --
   March 31, 2008      14.08     (.01)           .30          .29           --           (.93)
   March 31, 2007      14.15     (.01)           .38          .37           --           (.44)
   March 31, 2006      11.10     (.04)          3.09         3.05           --             --
U.S. LONG SHORT MOMENTUM FUND C-CLASS (FORMERLY, THE ALL-CAP OPPORTUNITY FUND)
   MARCH 31, 2010       8.17     (.14)          3.82         3.68           --             --
   March 31, 2009      12.85     (.07)         (4.61)       (4.68)          --             --
   March 31, 2008      13.58     (.12)           .31          .19           --           (.93)
   March 31, 2007      13.76     (.11)           .37          .26           --           (.44)
   March 31, 2006      10.87     (.12)          3.01         2.89           --             --
INTERNATIONAL LONG SHORT SELECT FUND A-CLASS (FORMERLY, THE INTERNATIONAL OPPORTUNITY FUND)
   MARCH 31, 2010      13.76      .05           6.60         6.65         (.03)            --
   March 31, 2009      22.93     (.05)         (8.84)       (8.89)        (.33)            --
   March 31, 2008*     25.00      .53          (1.98)       (1.45)        (.41)          (.24)
INTERNATIONAL LONG SHORT SELECT FUND C-CLASS (FORMERLY, THE INTERNATIONAL OPPORTUNITY FUND)
   MARCH 31, 2010      13.61     (.30)          6.73         6.43         (.03)            --
   March 31, 2009      22.84     (.19)         (8.76)       (8.95)        (.33)            --
   March 31, 2008*     25.00      .39          (1.96)       (1.57)        (.41)          (.24)
ALTERNATIVE STRATEGIES ALLOCATION FUND A-CLASS
   MARCH 31, 2010      19.33       --            .82          .82           --             --
   March 31, 2009      24.84      .62          (5.69)       (5.07)        (.44)          (.03)
   March 31, 2008*     25.00       --ss         (.16)        (.16)          --             --
ALTERNATIVE STRATEGIES ALLOCATION FUND C-CLASS
   MARCH 31, 2010      19.17     (.14)           .81          .67           --             --
   March 31, 2009      24.83      .39          (5.60)       (5.21)        (.44)          (.03)
   March 31, 2008*     25.00     (.01)          (.16)        (.17)          --             --



                                                                         RATIOS TO
                                                                    AVERAGE NET ASSETS                 NET
                                                 NET               --------------------              ASSETS,
                                                ASSET                            NET                 END OF
                                   REDEMPTION  VALUE,     TOTAL              INVESTMENT  PORTFOLIO   PERIOD
                        TOTAL         FEES     END OF  INVESTMENT    TOTAL     INCOME     TURNOVER   (000'S
YEAR ENDED          DISTRIBUTIONS   COLLECTED  PERIOD   RETURN++   EXPENSES    (LOSS)       RATE    OMITTED)
----------          -------------  ----------  ------  ----------  --------  ----------  ---------  --------
U.S. LONG SHORT MOMENTUM FUND A-CLASS (FORMERLY, THE ALL-CAP OPPORTUNITY FUND)
   MARCH 31, 2010       $  --        $ --ss    $12.59    46.06%    1.68%     (0.62)%        375%    $ 36,231
   March 31, 2009          --          --ss      8.62   (35.91)%   1.69%      0.13%         528%      31,925
   March 31, 2008        (.93)        .01       13.45     1.50%    1.65%     (0.08)%        278%      49,148
   March 31, 2007        (.44)         --ss     14.08     2.75%    1.64%     (0.09)%        373%      39,804
   March 31, 2006          --          --       14.15    27.48%    1.67%     (0.33)%        263%      30,593
U.S. LONG SHORT MOMENTUM FUND C-CLASS (FORMERLY, THE ALL-CAP OPPORTUNITY FUND)
   MARCH 31, 2010          --          --ss     11.85    45.04%    2.43%     (1.37)%        375%      64,918
   March 31, 2009          --          --ss      8.17   (36.42)%   2.44%     (0.66)%        528%      57,792
   March 31, 2008        (.93)        .01       12.85     0.81%    2.41%     (0.80)%        278%     115,136
   March 31, 2007        (.44)         --ss     13.58     2.02%    2.39%     (0.86)%        373%     118,422
   March 31, 2006          --          --       13.76    26.59%    2.41%     (0.95)%        263%     118,083
INTERNATIONAL LONG SHORT SELECT FUND A-CLASS (FORMERLY, THE INTERNATIONAL OPPORTUNITY FUND)
   MARCH 31, 2010        (.03)        .11       20.49    49.14%    1.70%      0.24%         430%       6,043
   March 31, 2009        (.33)        .05       13.76   (38.64)%   1.68%     (0.24)%        278%       6,818
   March 31, 2008*       (.65)        .03       22.93    (5.93)%   1.74%**    3.68%**       160%      13,483
INTERNATIONAL LONG SHORT SELECT FUND C-CLASS (FORMERLY, THE INTERNATIONAL OPPORTUNITY FUND)
   MARCH 31, 2010        (.03)        .10       20.11    48.00%    2.43%     (1.57)%        430%       1,405
   March 31, 2009        (.33)        .05       13.61   (39.06)%   2.43%     (1.00)%        278%       1,618
   March 31, 2008*       (.65)        .06       22.84    (6.29)%   2.49%**    2.70%**       160%       3,603
ALTERNATIVE STRATEGIES ALLOCATION FUND A-CLASS
   MARCH 31, 2010          --         .01       20.16     4.29%    0.00%      0.16%          79%       4,492
   March 31, 2009        (.47)        .03       19.33   (20.39)%   0.00%      2.82%          88%       5,816
   March 31, 2008*         --          --       24.84    (0.64)%   0.00%**    0.16%**#       --        1,121
ALTERNATIVE STRATEGIES ALLOCATION FUND C-CLASS
   MARCH 31, 2010          --         .01       19.85     3.55%    0.75%     (0.58)%         79%       6,975
   March 31, 2009        (.47)        .02       19.17   (21.00)%   0.75%      1.77%          88%       7,750
   March 31, 2008*         --          --       24.83    (0.68)%   0.68%**#  (0.56)%**#      --          152

FINANCIAL HIGHLIGHTS (CONCLUDED)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Funds' performance for the periods presented.

                                                             NET
                                                          INCREASE
                                                         (DECREASE)
                                           NET REALIZED    IN NET
                    NET ASSET                  AND          ASSET
                      VALUE,       NET      UNREALIZED      VALUE    DISTRIBUTIONS  DISTRIBUTIONS
                    BEGINNING  INVESTMENT     GAINS       RESULTING     FROM NET       FROM NET     RETURN
                        OF       INCOME     (LOSSES) ON     FROM       INVESTMENT      REALIZED       OF        TOTAL
YEAR ENDED            PERIOD     (LOSS)+    INVESTMENTS  OPERATIONS     INCOME          GAINS      CAPITAL  DISTRIBUTIONS
----------          ---------  ----------  ------------  ----------  -------------  -------------  -------  -------------
EQUITY MARKET NEUTRAL FUND A-CLASS (FORMERLY, THE GLOBAL MARKET NEUTRAL FUND)
   MARCH 31, 2010     $24.94    $(.77)        $(1.04)      $(1.81)        $--           $(.11)      $(.04)      $(.15)
   March 31, 2009*     25.00      (--)ss        (.06)        (.06)         --              --          --          --
EQUITY MARKET NEUTRAL FUND C-CLASS (FORMERLY, THE GLOBAL MARKET NEUTRAL FUND)
   MARCH 31, 2010      24.95     (.97)         (1.04)       (2.01)         --            (.11)       (.04)       (.15)
   March 31, 2009*     25.00       --ss         (.05)        (.05)         --              --          --          --



                                                                    RATIOS TO
                                                               AVERAGE NET ASSETS:                           NET
                                 NET               -------------------------------------------             ASSETS,
                                ASSET                                                  NET                  END OF
                   REDEMPTION  VALUE,     TOTAL                                     INVESTMENT  PORTFOLIO   PERIOD
                      FEES     END OF  INVESTMENT    TOTAL     NET      OPERATING     INCOME     TURNOVER   (000'S
YEAR ENDED          COLLECTED  PERIOD   RETURN++   EXPENSES  EXPENSES  EXPENSES+++    (LOSS)       RATE    OMITTED)
----------         ----------  ------  ----------  --------  --------  -----------  ----------  ---------  -------
EQUITY MARKET NEUTRAL FUND A-CLASS (FORMERLY, THE GLOBAL MARKET NEUTRAL FUND)
   MARCH 31, 2010    $--ss     $22.98    (7.27)%   4.87%     4.87%       2.26%        (3.19)%      287%    $11,909
   March 31, 2009*    --ss      24.94     (.24)%   2.00%**#  2.00%**    32.00%**#     (1.86)%**     91%     11,023
EQUITY MARKET NEUTRAL FUND C-CLASS (FORMERLY, THE GLOBAL MARKET NEUTRAL FUND)
   MARCH 31, 2010     --ss      22.79    (8.07)%   5.99%     5.99%       2.91%        (4.14)%      287%        698
   March 31, 2009*    --        24.95     (.20)%   1.75%**#  1.75%**#    1.75%**#      0.14%**      91%         --ss ss

*    SINCE THE COMMENCEMENT OF OPERATIONS:

     AUGUST 31, 2007 -- INTERNATIONAL LONG SHORT SELECT FUND A-CLASS AND
     C-CLASS;

     MARCH 7, 2008 -- ALTERNATIVE STRATEGIES ALLOCATION FUND A-CLASS AND
     C-CLASS;

     MARCH 30, 2009 -- EQUITY MARKET NEUTRAL FUND A-CLASS AND C-CLASS.

**   ANNUALIZED

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ TOTAL INVESTMENT RETURN DOES NOT REFLECT THE IMPACT OF ANY APPLICABLE SALES CHARGES AND HAS NOT BEEN ANNUALIZED.

+++  OPERATING EXPENSES EXCLUDE DIVIDENDS EXPENSE.

# DUE TO LIMITED LENGTH OF FUND OPERATIONS, RATIOS FOR THIS PERIOD ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

ss  LESS THAN $.01 PER SHARE.

ss ss  LESS THAN $1,000 IN NET ASSETS.

                                  PROSPECTUS 53


ADDITIONAL INFORMATION

ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED AUGUST 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("http://www.sec.gov") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: publicinfo@sec.gov.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING
800.820.0888 OR 301.296.5100, VISITING THE RYDEX|SGI WEB SITE AT www.rydex-sgi.com, OR WRITING TO RYDEX|SGI SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX|SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

THIS PAGE INTENTIONALLY LEFT BLANK.

                                 PROSPECTUS 55


THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

(RYDEX|SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydex-sgi.com


RSAAC-1-0810-x0811

                                                          RYDEX|SGI SERIES FUNDS
                                                       H-CLASS SHARES PROSPECTUS

                                                                  AUGUST 1, 2010

                                                                    ALTERNATIVES

                                                   U.S. Long Short Momentum Fund
                                    (Formerly, All-Cap Opportunity Fund) (RYSRX)

                                            International Long Short Select Fund
                              (Formerly, International Opportunity Fund) (RYFHX)

                                  Alternative Strategies Allocation Fund (RYFOX)

                                                      Equity Market Neutral Fund
                                  (Formerly, Global Market Neutral Fund) (RYGNX)



                                   (GRAPHIC)

                                                                (RYDEX|SGI LOGO)
                                                   SECURITY GLOBAL INVESTORS(SM)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARIES


(INCLUDES FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, MANAGEMENT, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)

ALTERNATIVE FUNDS
   U.S. LONG SHORT MOMENTUM FUND .........................................    1
   INTERNATIONAL LONG SHORT SELECT FUND ..................................    5
   ALTERNATIVE STRATEGIES ALLOCATION FUND ................................    9
   EQUITY MARKET NEUTRAL FUND ............................................   15
PURCHASE AND SALE OF FUND SHARES .........................................   19
TAX INFORMATION ..........................................................   19
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES ............   19
MORE INFORMATION ABOUT THE TRUST AND THE FUNDS ...........................   20
MANAGEMENT OF THE FUNDS ..................................................   32
SHAREHOLDER INFORMATION ..................................................   35
BUYING, SELLING AND EXCHANGING FUND SHARES ...............................   36
BUYING FUND SHARES .......................................................   37
SELLING FUND SHARES ......................................................   40
EXCHANGING FUND SHARES ...................................................   41
ACCOUNT POLICIES .........................................................   42
DISTRIBUTION AND SHAREHOLDER SERVICES ....................................   45
DIVIDENDS AND DISTRIBUTIONS ..............................................   46
ADDITIONAL TAX INFORMATION ...............................................   46
FINANCIAL HIGHLIGHTS .....................................................   47
ADDITIONAL INFORMATION ...................................................   49

                                  PROSPECTUS 1



U.S. LONG SHORT MOMENTUM FUND
(FORMERLY, ALL-CAP OPPORTUNITY FUND)

INVESTMENT OBJECTIVE - The U.S. Long Short Momentum Fund (the "Fund") seeks long-term capital appreciation.


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)        N/A
Redemption Fee (ON SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE)
(AS A PERCENTAGE OF AMOUNT REDEEMED, IF APPLICABLE)              1.00%
ANNUAL FUND OPERATING EXPENSES(1)
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE
   OF YOUR INVESTMENT)
Management Fees                                                  0.90%
Distribution (12b-1) or Shareholder Service Fees                 0.25%
Total Other Expenses                                             0.67%
   Short Dividend Expense                                        0.11%
   Short Interest Expense                                        0.03%
   Remaining Other Expenses                                      0.53%
                                                                 ----
Total Annual Fund Operating Expenses                             1.82%
                                                                 ====

(1) EFFECTIVE MAY 28, 2010, THE FUND'S PRINCIPAL INVESTMENT STRATEGY CHANGED, AND THE FEES AND EXPENSES SHOWN ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. THE FEE TABLE HAS BEEN RESTATED TO REFLECT ESTIMATED SHORT DIVIDEND EXPENSE, SHORT INTEREST EXPENSE AND REMAINING OTHER EXPENSES AS A RESULT OF THE FUND'S INVESTMENT STRATEGY CHANGE.


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $185      $573      $985     $2,137

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 375% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks approximately sixty different industries based on several measures of momentum including price momentum. The Fund then buys long the common stock of companies in the top ranked industries and may sell short the common stock of companies in the lowest ranked industries. The Fund invests in equity securities, including small, mid, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts ("ADRs"), but may also invest in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries that the Fund is seeking exposure to. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Fund also may enter into short sales of broader-based stock indices for hedging purposes in an effort to reduce portfolio risk or volatility. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct significant trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.


DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

                                  PROSPECTUS 3



TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to May 28, 2010, the Fund sought to achieve its objective using a different investment strategy; therefore, the performance and average annual total returns shown for periods prior to May 28, 2010 may have differed had the Fund's current investment strategy been in effect during those periods.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR H-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -8.53%.

                                   (BAR CHART)

2003    30.98%
2004    10.30%
2005    14.15%
2006    11.30%
2007    21.83%
2008   -40.23%
2009    27.32%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2003) 15.96%             (quarter ended 12/31/2008) -21.78%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)


The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                              Past 1     Past    Since Inception
H-Class Shares                                                 Year    5 Years     (3/22/2002)
--------------                                                ------   -------   ---------------
Return Before Taxes                                           27.32%    3.33%        3.67%
Return After Taxes on Distributions                           27.32%    2.93%        3.41%
Return After Taxes on Distributions and Sale of Fund Shares   17.76%    2.77%        3.12%
Russell 3000(R) Index (reflects no deduction for fees,
   expenses or taxes)                                         28.34%    0.76%        2.20%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 19 of this Prospectus.

                                  PROSPECTUS 5



INTERNATIONAL LONG SHORT SELECT FUND
(FORMERLY, INTERNATIONAL OPPORTUNITY FUND)

INVESTMENT OBJECTIVE - The International Long Short Select Fund (the "Fund") seeks long-term capital appreciation.


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)           N/A
Redemption Fee (ON SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE)
(AS A PERCENTAGE OF AMOUNT REDEEMED, IF APPLICABLE)                 1.00%
ANNUAL FUND OPERATING EXPENSES(1)
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
YOUR INVESTMENT)
Management Fees                                                     0.90%
Distribution (12b-1) or Shareholder Service Fees                    0.25%
Total Other Expenses                                                2.89%
   Short Dividend Expense                                           1.22%
   Short Interest Expense                                           0.77%
   Remaining Other Expenses                                         0.90%
                                                                    ----
Total Annual Fund Operating Expenses                                4.04%
                                                                    ====

(1) EFFECTIVE JUNE 8, 2010, THE FUND'S PRINCIPAL INVESTMENT STRATEGY CHANGED, AND THE FEES AND EXPENSES SHOWN ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. THE FEE TABLE HAS BEEN RESTATED TO REFLECT ESTIMATED SHORT DIVIDEND EXPENSE, SHORT INTEREST EXPENSE AND REMAINING OTHER EXPENSES AS A RESULT OF THE FUND'S INVESTMENT STRATEGY CHANGE.


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $406     $1,230    $2,069    $4,239

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 430% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to pursue an international long/short strategy by purchasing foreign common and preferred stocks or convertible stocks of companies that the Sub-Advisor believes will outperform the market and by selling short those foreign common and preferred stocks believed to be overvalued or expected to underperform the market. The Sub-Advisor may also invest in emerging market countries, American Depositary Receipts ("ADRs"), and U.S. companies with significant overseas businesses. The Sub-Advisor uses both quantitative and qualitative techniques to identify long and short investment opportunities.

The Sub-Advisor's universe of securities begins with the largest publicly traded companies internationally. Through quantitative screening and fundamental analysis, the Sub-Advisor narrows the universe of securities to a list of long and short investment candidates. The Sub-Advisor then builds a portfolio of securities designed to maximize the absolute returns of the portfolio from the Sub-Advisor's selection methodology while working to maintain prudent risk controls. The Sub-Advisor will consider buying a security that is not currently held in the Fund's portfolio when the security candidate has passed through the research process and the Sub-Advisor believes that there is a potential for upside price movement over the following year with a return to risk ratio that meets the Sub-Advisor's criteria. In the case of a security already held in the Fund's portfolio, the Sub-Advisor will consider adding to the position in the event the security has been unusually weak in the market based on the Sub-Advisor's analysis and the Sub-Advisor continues to believe that the one year price objective is valid. The Sub-Advisor will consider selling a security if the Sub-Advisor believes that the price objective is no longer valid. The Sub-Advisor also may reduce a position in the Fund's portfolio with respect to a security if the position approaches its price objective and the risk/return is deteriorating. The Sub-Advisor will make additions and reductions in the Fund's portfolio and will buy and sell securities frequently. The Fund may conduct significant trading activity at or just prior to the close of the U.S. and foreign financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK - Certain of the Fund's investments may be in emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed countries or regions.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.


INVESTMENT TECHNIQUE RISK - The Sub-Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

                                  PROSPECTUS 7



TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.


PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to June 8, 2010, the Fund sought to achieve its objective using a different investment strategy; therefore, the performance and average annual total returns shown for periods prior to June 8, 2010 may have differed had the Fund's current investment strategy been in effect during those periods.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR H-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -18.42%.

                                  (BAR CHART)

2008     -36.34%
2009      33.86%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 09/30/2009) 26.69%             (quarter ended 09/30/2008) -17.12%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                               Past    Since Inception
H-Class Shares                                                1 Year     (8/31/2007)
--------------                                                ------   ---------------
Return Before Taxes                                            33.86%        -5.20%
Return After Taxes on Distributions                            33.79%        -5.86%
Return After Taxes on Distributions and Sale of Fund Shares    22.01%        -4.76%
MSCI EAFE Index Net (USD) (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)                                    31.78%       -10.48%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISOR - Security Global Investors, LLC ("SGI" or the "Sub-Advisor") serves as the investment sub-adviser of the Fund. The Sub-Advisor is an affiliate of the Advisor.

PORTFOLIO MANAGERS

     - DAVID WHITTALL, Portfolio Manager, Global Equities - Mr. Whittall has been associated with Security Global Investors, LLC since 2004.

     - SCOTT KLIMO, CFA, Portfolio Manager, Global Equities - Mr. Klimo has been associated with Security Global Investors, LLC since 2001.


     - MARK KRESS, CFA, Portfolio and Risk Manager - Mr. Kress has been associated with Security Global Investors, LLC since 2001.

     - YON PERULLO, CFA, Portfolio and Risk Manager - Mr. Perullo has been associated with Security Global Investors, LLC since 2007.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 19 of this Prospectus.

                                  PROSPECTUS 9



ALTERNATIVE STRATEGIES ALLOCATION FUND

INVESTMENT OBJECTIVE - The Alternative Strategies Allocation Fund (the "Fund") seeks to deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation.


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)        N/A
Redemption Fee (ON SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE)
(AS A PERCENTAGE OF AMOUNT REDEEMED, IF APPLICABLE)              1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE
OF YOUR INVESTMENT)
Management Fees                                                  None
Distribution (12b-1) or Shareholder Service Fees                 None
Other Expenses                                                   None
Acquired Fund Fees and Expenses                                  1.74%
                                                                 ----
Total Annual Fund Operating Expenses                             1.74%
                                                                 ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $177      $548      $944      $2,052

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 79% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund, a "fund of funds," seeks to achieve its investment objective by investing principally in a diversified portfolio of affiliated and un-affiliated funds (the "underlying funds"), including exchange-traded funds ("ETFs"), and, to a limited extent, futures that represent alternative and non-traditional asset classes and/or strategies in an attempt to deliver performance with low correlation (i.e., little or no similarity) to traditional stock and bond asset classes and long-term positive returns. In managing the Fund, the Advisor will apply a proprietary asset allocation methodology that principally allocates assets among underlying funds that emphasize directly, or in combination with other investments, alternative or non-traditional asset classes or investment strategies (i.e., absolute return strategies, commodities, currency arbitrage, global macro, managed futures and real estate) according to the degree of risk associated with each underlying fund given the market conditions in existence at the time of allocation.


Descriptions of the primary alternative and non-traditional asset classes and strategies are as follows:

MARKET NEUTRAL. Market neutral strategies typically seek to profit independently from stock market movements, while maintaining a low correlation to and mitigating the risks of the U.S. and international equity markets. The strategies will hold long securities that the managers believe are undervalued and take short positions in common stocks that the managers believe are overvalued.

LONG/SHORT EQUITY. Long/short equity strategies typically seek to profit from investing on both the long and short sides of equity market.

MERGER ARBITRAGE. Merger arbitrage strategies typically invest simultaneously in long and short positions in both companies involved in a merger or acquisition. They typically invest in long positions in the stock of the company to be acquired and short the stocks of the acquiring company.

COMMODITIES. Commodity strategies typically seek exposure to the performance of the commodities markets and/or exposure to a long-short investment strategy that is based on commodity trends.

CURRENCY ARBITRAGE. Currency arbitrage strategies typically seek capital appreciation through investing in various arbitrage opportunities in currency markets.

GLOBAL MACRO. Global macro strategies typically seek to profit from changes in currency, commodity, equity and fixed income prices and market volatility.

FIXED INCOME ARBITRAGE. Fixed income arbitrage strategies typically seek to profit from relationships between different fixed income securities or fixed income and equity securities, leveraging long and short positions in securities that are related mathematically or economically.

MANAGED FUTURES. Managed futures strategies seek to preserve capital through capturing opportunities in various futures markets. The managers typically invest in long positions in the futures that are showing strong upward momentum and short positions in the futures that are in a downward trend. These strategies often provide different exposures to many markets and thus offer low correlations with traditional stock and bond markets.

REAL ESTATE. Real estate strategies typically seek to profit through the development of liquid portfolios of stocks that effectively represent the real estate segment of the market.

The Fund may invest in, and thus have indirect exposure to the risks of the underlying investments, including but not limited to, the underlying investments listed below. The underlying funds may include affiliated mutual funds, affiliated and unaffiliated ETFs, commodity pools, and other pooled investment vehicles. The Advisor may change the Fund's asset class allocation and/or strategy allocation, the underlying funds, or weightings without shareholder notice. The Fund generally may invest in each underlying fund without limitation in a manner consistent with the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.


UNDERLYING INVESTMENTS:
RYDEX|SGI UNDERLYING INVESTMENTS (AFFILIATED)
     Rydex Series Funds Multi-Hedge Strategies Fund
     Rydex Series Funds Commodities Strategy Fund
     Rydex Series Funds Equity Market Neutral Fund
     Rydex Series Funds Long/Short Commodities Strategy Fund
     Rydex Series Funds Managed Futures Strategy Fund
     Rydex Series Funds Real Estate Fund
     Rydex Series Funds Alternative Strategies Fund
     Rydex Series Funds Event Driven and Distressed Strategies Fund Rydex Series Funds Long Short Equity Strategy Fund
     Rydex Series Funds Long Short Interest Rate Strategy Fund
     Rydex Series Funds U.S. Long Short Momentum Fund
     Rydex Series Funds International Long Short Select Fund
     CurrencyShares Australian Dollar Trust
     CurrencyShares British Pound Sterling Trust
     CurrencyShares Canadian Dollar Trust
     CurrencyShares Euro Trust
     CurrencyShares Japanese Yen Trust
     CurrencyShares Mexican Peso Trust
     CurrencyShares Russian Ruble Trust
     CurrencyShares Swedish Krona Trust
     CurrencyShares Swiss Franc Trust
UN-AFFILIATED UNDERLYING INVESTMENTS
     PowerShares DB G10 Currency Harvest Fund

                                  PROSPECTUS 11



The Fund may also invest in American Depositary Receipts ("ADRs"), exchange-traded notes ("ETNs"), index swaps, and options on securities, futures contracts and indices to enable the Fund to pursue its investment objective efficiently in gaining exposure to or hedging exposure to various market factors or to better manage its risk and cash positions. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market.

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct significant trading activity at or just prior to the close of the U.S. financial markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The Fund and certain of the underlying funds may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CONFLICTS OF INTEREST RISK - The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.


COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.


CURRENCY RISK - The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with an underlying fund's conversions between various currencies.

DEPOSITARY RECEIPT RISK - The Fund and certain of the underlying funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's or an underlying fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK - To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK - The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's or an underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund or an underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.


FIXED INCOME RISK - An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.


FOREIGN ISSUER EXPOSURE RISK - The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


FUND OF FUNDS RISK - By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.


GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

HIGH YIELD RISK - Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INITIAL PUBLIC OFFERING ("IPO") RISK - Certain of the underlying funds may invest a portion of their assets in securities of companies offering shares in IPOs, which may be more volatile than other securities. In addition, the effect of IPOs on an underlying fund's, and thus the Fund's, performance likely will decrease as the underlying fund's asset size increases, which could reduce the Fund's total returns. Because the prices of IPO shares frequently are volatile, the underlying funds may hold IPO shares for a very short period of time, which may result in increased portfolio turnover and increased transactions costs for the Fund. The limited number of shares available for trading in some IPOs may make it more difficult for an underlying fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing prices. The underlying funds' investments in IPO shares also may include the securities of unseasoned issuers, which present greater risks than the securities of more established issuers.


INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The Fund achieves leveraged exposure generally, and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently

                                  PROSPECTUS 13


applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index.


LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

OTC TRADING RISK - Certain of the derivatives in which the Fund and certain of the underlying funds may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.


REAL ESTATE SECTOR CONCENTRATION RISK - To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.


SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


TAX RISK - Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.


TRACKING ERROR RISK - The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause an underlying funds' performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.


PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR H-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -5.34%.

                                  (BAR CHART)

2009   0.29%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2009) 2.90%               (quarter ended 03/31/2009) -5.15%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                      Past    Since Inception
H-CLASS SHARES                                                       1 Year      (3/7/2008)
--------------                                                       ------   ---------------
Return Before Taxes                                                   0.29%        -9.37%
Return After Taxes on Distributions                                   0.29%        -9.77%
Return After Taxes on Distributions and Sale of Fund Shares           0.19%        -8.14%
Barclays Capital U.S. Aggregate Bond Index (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES)                                       5.93%         5.74%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 19 of this Prospectus.

                                  PROSPECTUS 15



EQUITY MARKET NEUTRAL FUND
(FORMERLY, GLOBAL MARKET NEUTRAL FUND)

INVESTMENT OBJECTIVE - The Equity Market Neutral Fund (the "Fund") seeks to provide long-term absolute returns regardless of market conditions, while maintaining a low correlation to and mitigating the risks of the global equity market.


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          N/A
Redemption Fee (ON SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE)
(AS A PERCENTAGE OF AMOUNT REDEEMED, IF APPLICABLE)                1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE
   OF YOUR INVESTMENT)
Management Fees                                                    1.20%
Distribution (12b-1) and Shareholder Service Fees                  0.25%
Total Other Expenses                                               3.43%
   Short Dividend Expense                                          2.66%
   Remaining Other Expenses                                        0.77%
                                                                   ----
Total Annual Fund Operating Expenses                               4.88%
                                                                   ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $488     $1,467    $2,447    $4,909

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 287% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - To meet its investment objective, the Fund principally invests in long and short positions of common stock of companies, and related American Depositary Receipts ("ADRs"), from all over the world that generally have a minimum market capitalization of $500 million, although the Fund may invest in companies with smaller market capitalizations. The Fund's "absolute return" strategy seeks to deliver, under a variety of market conditions or cycles, positive returns that have low correlation (i.e., little or no similarity) to the performance of the global equity market. In executing this strategy, the Sub-Advisor employs risk management techniques designed to reduce or avoid undesirable investment risks. "Absolute return" does not connote either continuously positive returns, non-fluctuating returns or returns greater than those of major global equity market indices. Rather, there may be periods of negative returns (in an absolute sense and/or relation to major global equity market indices) and returns, whether positive or negative, may fluctuate over time, sometimes widely.


The Fund will hold long securities that the Sub-Advisor believes will outperform the market, and will sell short securities expected to underperform the market. The decision to purchase, hold or short a security is primarily driven by a bottom-up fundamental screening process in which the Sub-Advisor focuses on analyzing individual companies rather than the industry in which a company operates or the market as a whole.


The Fund also may invest in initial public offerings ("IPOs"), other investment companies, futures contracts, swaps and options on securities, securities indices, and futures contracts. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Fund may invest up to 100% of its assets in securities of foreign issuers depending upon market conditions. The Fund also may engage in frequent and active trading of portfolio securities to achieve its investment objective. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct significant trading activity at or just prior to the close of the U.S. and foreign financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and/or derivatives thereof.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.


CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INITIAL PUBLIC OFFERING ("IPO") RISK - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs, which may be more volatile than other securities. In addition, the effect of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. Because the prices of IPO shares frequently are volatile, the Fund may hold IPO shares for a very short period of time, which may result in increased portfolio turnover and increased transactions costs for the Fund. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing prices. The Fund's investment in IPO shares also may include the securities of unseasoned issuers, which present greater risks than the securities of more established issuers.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying

                                  PROSPECTUS 17


securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.


INVESTMENT TECHNIQUE RISK - The Sub-Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


LEVERAGING RISK - The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - A comparison of the Fund's performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund commenced operations on March 30, 2009 and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance for a full calendar year, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISOR - Security Global Investors, LLC ("SGI" or the "Sub-Advisor") serves as the investment sub-adviser of the Fund. The Sub-Advisor is an affiliate of the Advisor.

PORTFOLIO MANAGERS


     - MARK KRESS, CFA, Portfolio and Risk Manager - Mr. Kress has been associated with Security Global Investors, LLC since 2001.

     - YON PERULLO, CFA, Portfolio and Risk Manager - Mr. Perullo has been associated with Security Global Investors, LLC since 2007.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 19 of this Prospectus.

                                 PROSPECTUS 19


PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amounts for accounts held through a third party (E.G., a brokerage account) are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts

Accounts held DIRECTLY at Rydex|SGI are subject to a minimum account balance of $25,000 FOR NON-MANAGED ACCOUNTS (INCLUDING RETIREMENT ACCOUNTS) AND $15,000 FOR ACCOUNTS MANAGED BY FINANCIAL INTERMEDIARIES. Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary's minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.


There are no minimum amounts for subsequent investments in the Funds except for subsequent investments made via Automated Clearing House ("ACH"). Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at a Fund's next determined net asset value ("NAV") calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.


TAX INFORMATION

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Ask your sales person or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS


Rydex Series Funds (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds that are grouped into several categories according to each fund's investment strategy. This Prospectus describes the H-Class Shares of the U.S. Long Short Momentum Fund, International Long Short Select Fund, Alternative Strategies Allocation Fund, and the Equity Market Neutral Fund (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds").


H-Class Shares of the Funds are sold principally to clients of professional money managers ("financial intermediaries") who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into agreement with the principal underwriter to offer H-Class Shares through a no-load network or platform, and to investors who take part in certain asset allocation investment programs.

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES


U.S. LONG SHORT MOMENTUM FUND. Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2,000 securities are eligible for purchase from the industry buy lists. The Advisor uses this methodology to rotate the Fund's investments among a variety of industries or sectors in order to take advantage of volatility in the top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores. The Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

INTERNATIONAL LONG SHORT SELECT FUND. The Fund is managed fundamentally via bottom-up stock selection on both the long and short sides of the portfolio. The Sub-Advisor seeks to create alpha from both the long and short positions. The Sub-Advisor identifies those securities with the most attractive combination of relative business momentum, relative valuation and relative price momentum. From that pool of stocks the analysts and portfolio managers identify the most promising candidates and conduct initial research to verify the investment candidate's suitability. Once a candidate passes the initial qualification stage it is then subject to rigorous primary fundamental research that includes studying the relevant industry, speaking with management, customers and competitors; constructing proprietary financial models and completing detailed valuation analyses. If the conclusion of the research is that the candidate is mis-priced or that its business momentum is underestimated by the market the stock will likely be added to the portfolio. The portfolio managers enforce a rigorous sell discipline as positions near their price targets. Due to the portfolio being a concentrated collection of fundamentally derived positions with varying risk characteristics, the managers employ optimization to adjust position sizes and manage the risk profile of the Fund. Using optimization, the portfolio managers consider the risk/return ratio of each position in the Fund's portfolio and the correlations among the positions to determine optimum position size.

EQUITY MARKET NEUTRAL FUND. In constructing a portfolio for the Fund, the Sub-Advisor employs quantitative and qualitative research methods to evaluate an investment universe of approximately 5,000 of the largest companies in the world to determine the most promising investment opportunities for the Fund. As part of this process, the Sub-Advisor evaluates a company's growth, profitability, and valuation characteristics (e.g., price-to-earnings ratios, growth rates and earnings estimates).

In determining whether to buy or short a security, the Sub-Advisor uses a bottom-up fundamental research process in which it focuses on analyzing individual companies rather than the industry in which a company operates or the market as a whole. Once the investment universe has been narrowed, the Sub-Advisor focuses on the outliers within each economic sector represented in the investment universe and conducts a more intensive investment analysis to group the remaining stocks into two categories: (1) those which provide the greatest promise for out-performance (long positions) and (2) those which provide the greatest promise for underperformance (short positions). The Sub-Advisor then constructs the Fund's portfolio by selecting certain of these stocks while considering sector weights and overall risk control. Generally, the long and short positions are matched on a variety of risk characteristics in order to abate the overall portfolio's exposure to systematic risk normally associated with global equity investing.

                                 PROSPECTUS 21


When the Fund engages in a short sale of a security, it sells a stock that it does not own and settles the sale by borrowing the same stock from a lender. To close out the short position, the Fund must purchase the same stock in the market and return it to the lender. If the market price of the security decreases between the time the Fund borrowed it and when the Fund purchased the stock in the market, the Fund will earn money on the short sale. Conversely, if the price of the stock increases after the Fund borrows it, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. When the Fund settles a short sale, the broker effecting the short sale generally holds the proceeds of the short sale as collateral securing the Fund's obligation to cover the short position. The Fund may use this cash to purchase additional securities, which will allow the Fund to maintain long positions in excess of 100% of the Fund's net assets. This investment technique is known as "leverage." When the Fund does this, it is required to pledge additional collateral as security to the broker and is subject to constraints designed to limit the amount of loss from such leverage. The Sub-Advisor may sell a long position or close out a short position for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


ALTERNATIVE STRATEGIES ALLOCATION FUND. The Fund attempts to achieve returns with low correlation to the returns of traditional stock and bond asset classes and generate capital appreciation by investing the Fund's assets in underlying funds comprised of alternative and non-traditional asset classes or investment strategies such as, but not limited to, absolute return, currency arbitrage, commodities, global macro, managed futures, and real estate. The Fund may also invest in ETNs and individual securities to complement its investment in the underlying funds or to better manage cash positions.


In seeking to achieve returns with low correlation to the returns of traditional stock and bond asset classes and to provide capital appreciation, the Advisor uses a quantitative investment methodology with input from current market data to efficiently allocate the Fund's assets across the underlying funds (the "optimization process"). The goal of the optimization process is to create the best portfolio, given historical correlations and risks, to achieve the Fund's stated objective. The process applies dynamic constraints that seek to diversify the risks across the underlying funds and avoid a concentration of risk from a single underlying fund's specific risk. The Advisor administers the optimization process on a regular basis in order to rebalance the composition of the underlying funds and adjust underlying fund weights.

The underlying funds will be periodically evaluated on their continued ability to deliver strong performance. To maintain the investment integrity of the Fund, alternate underlying funds may be added to obtain exposure to new alternative and non-traditional asset classes or investment strategies, to replace underperforming underlying funds, or to enhance returns.

From time to time, the portfolio managers may also evaluate the possibility of adding additional alternative and non-traditional asset class categories. A new asset class would be added if the fund managers determine that it will help the Fund meet its investment objective.


The Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.


INVESTMENT RISKS


The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

CAPITALIZATION SECURITIES RISK - The Fund's, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund's portfolio, and in the case of the Alternative Strategies Allocation Fund, in the underlying funds' portfolio, may underperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - Certain of the underlying funds' exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

     INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES - Certain of the underlying funds invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices, such as the S&P DTI or S&P GSCITM Commodity Index. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the underlying fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

     The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, an underlying fund may receive more or less principal than it originally invested. The underlying fund might receive interest payments that are more or less than the stated coupon interest payments.

     STRUCTURED NOTE RISK - Certain of the underlying funds intend to invest in commodity, currency and financial-linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by an underlying fund, may lead to increased tracking error. In addition, a highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.


CONFLICTS OF INTEREST RISK - In managing the Fund, the Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so and in allocating Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor is also responsible for managing each of the affiliated underlying funds. The Advisor is legally obligated to disregard the fees payable by underlying funds when making investment decisions. The Trustees and officers of the Fund are also Trustees and officers of the affiliated underlying funds and thus may have conflicting interests in fulfilling their fiduciary duties to both the Fund and the affiliated underlying funds.


COUNTERPARTY CREDIT RISK - The Fund and certain of the Alternative Strategies Allocation Fund's underlying funds may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, credit default swap agreements, and structured notes. The Fund and certain of the underlying funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund and affiliated underlying funds will not enter into any agreement with a counterparty unless the Advisor or Sub-Advisor, as applicable, believes that the other party to the transaction is creditworthy. The use of swap agreements, structured notes and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the

                                 PROSPECTUS 23



risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund or an underlying fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund and certain of the underlying funds may enter into swap agreements with a limited number of counterparties. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's or an underlying fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

     CREDIT DEFAULT SWAP RISK - Certain of the Alternative Strategies Allocation Fund's underlying funds may enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. An underlying fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a "Credit Event") or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if an underlying fund invested directly in the underlying reference obligations. For example, a credit default swap may increase an underlying fund's credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which an underlying fund invests.

CURRENCY RISK - The Fund's and certain of the Alternative Strategies Allocation Fund's underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund and certain of the underlying funds may incur transaction costs in connection with conversions between various currencies. The Fund and certain of the underlying funds may, but are not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK - The Fund and certain of the Alternative Strategies Allocation Fund's underlying funds may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund or an underlying fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's or an underlying fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund or underlying fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK - The Fund and certain of the Alternative Strategies Allocation Fund's underlying funds may invest a percentage of their assets in derivatives, such as futures and options contracts, to pursue their investment objectives. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund and certain of the underlying funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund and affiliated underlying funds will only enter into futures contracts traded on a CFTC approved futures exchange or board of trade. Futures and options contracts are described in more detail below:


     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.


     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund or an underlying fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund or an underlying fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund or an underlying fund.


     The risks associated with the Fund's or an underlying fund's use of futures and options contracts include:

          - The Fund or an underlying fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

          - There may be an imperfect correlation between the changes in market value of the securities held by the Fund or an underlying fund and the prices of futures and options on futures.

          - Although the Fund and an affiliated underlying fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund or an affiliated underlying fund may be unable to close out its futures contracts at a time which is advantageous.

          - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

          - Because option premiums paid or received by the Fund or an underlying fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.


EMERGING MARKETS RISK - Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's(R), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Alternative Strategies Allocation Fund may also be subject to this risk with respect to certain of the

                                 PROSPECTUS 25



underlying funds' investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector and energy sector commodities that certain of the underlying funds purchase will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the underlying funds' investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

EXCHANGE-TRADED NOTES RISK - Certain of the underlying funds may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If an underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If an underlying fund holds its investment in an ETN until maturity, the issuer will give the underlying fund a cash amount that would be equal to principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed income risk.


FIXED INCOME RISK - The Fund and certain of the underlying funds may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.


FOREIGN ISSUER EXPOSURE RISK - The Fund and certain of the Alternative Strategies Fund's underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund or an underlying fund.


FUND OF FUNDS RISK - The Fund is subject to fund of funds risk. By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds. In order to minimize these expenses, the Fund intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses.

In addition, an underlying fund may buy the same securities that another underlying fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, the Fund investor may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund's transactions in shares of the underlying funds. In addition, certain of the underlying funds may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. Because the Fund invests most of its assets in underlying Rydex|SGI Funds, the Fund's investment performance is directly related to the performance of those underlying funds. The performance of those underlying funds, in turn, depends upon the performance of the securities in which they invest.

GROWTH STOCKS RISK - Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer's earnings and other measures, because investors believe they have greater growth potential. However, there is no guarantee that such an issuer will realize that growth potential. In addition, an investment in growth stocks also may be susceptible to rapid price swings, especially during periods of economic uncertainty or in response to adverse news about the condition of the issuer, such as earnings disappointments. Growth stocks also typically have little or no dividend income to absorb the effect of adverse market conditions.


HIGH YIELD RISK - Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of certain underlying funds to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the underlying fund may lose its entire investment, which may adversely affect the value of the Fund's portfolio.

INITIAL PUBLIC OFFERING ("IPO") RISK - The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases. The impact of IPOs on the Fund's or an underlying fund's performance likely will decrease as the Fund's or the underlying fund's asset size increases, which could reduce the Fund's or underlying funds', and thus the Alternative Strategies Allocation Fund's, total returns. IPOs may not be consistently available to the Fund or an underlying fund for investing, particularly as the Fund's or underlying fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund or underlying funds may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's or underlying fund's portfolio and may lead to increased expenses for the Fund or underlying fund, such as commissions and transaction costs. By selling IPO shares, the Fund and certain of the underlying funds may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund or the underlying funds to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund's and underlying funds' investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INVESTMENT IN INVESTMENT COMPANIES RISK - The Fund may purchase shares of investment companies, such as ETFs, unit investment trusts, and closed-end investment companies to gain exposure to a particular portion of the market or when such investments present a more cost efficient alternative to investing directly in securities. The Alternative Strategies Allocation Fund will regularly invest in other investment companies, including the underlying funds, some of which may also invest in investment companies, and ETFs. When the Fund invests in an investment company, including affiliated underlying funds, in addition to directly bearing the expenses associated with its own

                                  PROSPECTUS 27



operations, it will bear a pro rata portion of the investment company's expenses. For example, if an underlying fund sells the same securities another underlying fund is purchasing, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Similarly, an investor in the Fund may receive taxable gains as a result of the underlying funds' portfolio transactions in addition to the taxable gains attributable to the Fund's transactions in shares of the underlying funds. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund and certain of the underlying funds may invest in investment companies, such as the Managed Futures Strategy Fund's, Commodities Strategy Fund's, Long/Short Commodities Strategy Fund's, and Multi-Hedge Strategy Fund's respective Subsidiaries, as discussed in another prospectus, or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the regulatory scheme of the Investment Company Act of 1940.

     EXCHANGE-TRADED FUND RISK - The Fund and certain of the Alternative Strategies Allocation Fund underlying funds may invest to a significant extent in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund and certain of the underlying funds from time to time may invest in exchange-traded investment funds that are not registered pursuant to the Investment Company Act of 1940. Such exchange-traded products may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

     INVESTMENT IN THE SUBSIDIARY RISK - Certain of the underlying funds may invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, an underlying fund, as an investor in its respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, each underlying fund wholly owns and controls its respective Subsidiary, and the underlying funds and the Subsidiaries are both managed by the Advisor, making it unlikely that the Subsidiaries will take action contrary to the interests of the underlying funds or their shareholders, including the Funds. While the Subsidiaries have their own board of directors that is responsible for overseeing the operations of the Subsidiaries, the underlying funds' Board has oversight responsibility for the investment activities of the underlying funds, including their investments in the Subsidiaries, and each underlying fund's role as the sole shareholder of its respective Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiaries, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the underlying funds in managing each Subsidiary's portfolio. It is not currently expected that shares of the Subsidiaries will be sold or offered to investors other than the underlying funds.

     Changes in the laws of the United States and/or the Cayman Islands, under which the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the underlying funds and their shareholders, including the Funds. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay a Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT TECHNIQUE RISK - The Sub-Advisor does not use techniques or defensive strategies designed to protect the value of the Fund in response to adverse economic, political, or market conditions, such as periods of high market volatility or general market decline. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.

LEVERAGING RISK - The Fund and certain of the Alternative Strategies Allocation Fund's underlying funds achieve leveraged exposure through the use of derivative instruments. The more the Fund and certain of the underlying funds, invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund and certain of the underlying funds will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund or an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund or an underlying fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund or an underlying fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's or an underlying fund's investment income, resulting in greater losses. Leverage will also have the effect of magnifying tracking error.


LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund or an underlying fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's or an underlying fund's portfolio, the ability of the Fund or an underlying fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."


MARKET RISK - The Fund and certain of the Alternative Strategies Allocation Fund's underlying funds may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's or an underlying fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or an underlying fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's or an underlying fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.


NON-DIVERSIFICATION RISK - To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


OTC TRADING RISK - Certain of the derivatives in which the Fund and certain of the Alternative Strategies Allocation Fund's underlying funds invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively.

                                 PROSPECTUS 29



Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund or an underlying fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund and certain of the underlying funds are subject to counterparty credit risk with respect to such derivative contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy and certain of the Alternative Strategies Allocation Fund's underlying funds' strategies may frequently involve buying and selling portfolio securities to rebalance the Fund's or an underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REAL ESTATE SECTOR CONCENTRATION RISK - There is a risk that the securities of real estate companies that certain of the Alternative Strategies Allocation Fund's underlying funds purchase will underperform the market as a whole. To the extent that the Fund's or underlying funds' investments are concentrated in real estate companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in real estate companies may also subject the Fund or underlying fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of the underlying funds' investments in REITs.

SHORT SALES RISK - Short sales are transactions in which the Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds sell a security they do not own. To complete the transaction, the Fund or an underlying fund must borrow the security to make delivery to the buyer. The Fund or underlying fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying fund. If the underlying security goes down in price between the time the Fund or underlying fund sells the security and buys it back, the Fund or underlying fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. The Fund or underlying fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's or an underlying fund's needs for immediate cash or other liquidity. The Fund's or an underlying fund's investment performance may also suffer if the Fund or underlying fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund or underlying fund to deliver the securities the Fund or underlying fund borrowed at the commencement of the short sale and the Fund or underlying fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund or underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's or an underlying fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund or an underlying fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund or underlying fund on the investment of the cash generated by the short sale. When the Fund or an underlying fund sells short an equity security that pays a dividend, the Fund or underlying fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund or the underlying fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's or an underlying fund's unrealized gain or reduces the Fund's or an underlying fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund or an underlying fund is obligated to pay is greater than the interest earned by the Fund or an underlying fund on investments, the performance of the Fund or an underlying fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund or an underlying fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

TAX RISK - As noted under "Commodity-Linked Derivative Investment Risk" above, certain of the underlying funds, currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments in which the Fund and certain of the underlying funds invest will not be considered qualifying income after September 30, 2006. Affiliated underlying funds will therefore restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income.

Certain of the affiliated underlying funds have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the affiliated underlying funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor believes it can continue to successfully operate affiliated underlying funds in a manner consistent with the affiliated underlying fund's current investment objective by investing in these commodities-linked structured notes. See "Dividends, Distributions and Additional Tax Information" for more information. Certain of the affiliated underlying funds achieve exposure to the commodities markets through an investment in a Subsidiary (see "Investment in the Subsidiaries Risk") which is expected to provide the affiliated underlying funds with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code. The affiliated underlying funds have also received a private letter ruling from the IRS that concludes that income from the affiliated underlying funds' investment in subsidiaries that are structured substantially similarly to the conditions set forth in the rulings will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code.

TRACKING ERROR RISK - The Advisor may not be able to cause the underlying fund's performance to match or correlate that of the underlying fund's benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between the underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the underlying fund's performance to be less than you expect.

In addition, because certain of the underlying funds are tracking the performance of and underlying index or benchmark on a daily basis, mathematical compounding may prevent the underlying fund from correlating with the monthly, quarterly, annual or other period performance of its underlying index or benchmark. Tracking error may cause the underlying fund's performance to be less than you expect.

TRADING HALT RISK - The Fund and certain of the Alternative Strategies Allocation Fund's underlying funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund or an underlying fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund or an underlying fund prices its shares may limit the Fund's or an underlying fund's ability to use leverage and may prevent the Fund or an underlying fund from achieving its investment objective. In such an event, the Fund or an underlying fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

                                 PROSPECTUS 31



VALUE STOCKS RISK - Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. Over time, a value investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock. In addition, the Fund's, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds' value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


PORTFOLIO HOLDINGS - A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS


INVESTMENT ADVISOR


The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.


The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee for the fiscal year ended March 31, 2010 at an annualized rate based on the average daily net assets of each Fund, as set forth below:

FUND                                          ADVISORY FEE
----                                          ------------
U.S. LONG SHORT MOMENTUM FUND .............       0.90%
INTERNATIONAL LONG SHORT SELECT FUND ......       0.90%
ALTERNATIVE STRATEGIES ALLOCATION FUND ....       0.00%
EQUITY MARKET NEUTRAL FUND ................       1.20%

The International Long Short Select Fund and Equity Market Neutral Fund are sub-advised by SGI. The Advisor pays the Sub-Advisor out of the advisory fees it receives. The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor.


As part of its agreement with the Trust, the Advisor will pay all expenses of the Alternative Strategies Allocation Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, acquired fund fees and expenses, and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses and extraordinary expenses.


The Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the Funds' September 30, 2009 Semi-Annual Report to Shareholders, which covers the period April 1, 2009 to September 30, 2009.

INVESTMENT SUB-ADVISOR

SGI, an investment adviser registered with the U.S. Securities and Exchange Commission (the "SEC"), is located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164, and serves as investment sub-adviser to the International Long Short Select Fund and Equity Market Neutral Fund. SGI and the Advisor are affiliates and are subsidiaries of the Security Benefit Corporation.

A discussion regarding the basis for the Board's August 2009 approval of the Equity Market Neutral Fund's investment sub-advisory agreement is available in the September 30, 2009 Semi-Annual Report to Shareholders, which covers the period from April 1, 2009 to September 30, 2009. A discussion regarding the basis for the Board's June 2010 approval of the International Long Short Select Fund's investment sub-advisory agreement will be available in the September 30, 2010 Semi-Annual Report to Shareholders, which covers the period from April 1, 2010 to September 30, 2010.


PORTFOLIO MANAGEMENT


The Funds are managed by a team of investment professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the U.S. Long Short Momentum Fund and Alternative Strategies Allocation Fund.

MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of the Advisor - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with the Advisor since it was founded in 1993. Mr. Byrum was named the President of the Advisor in 2004 and has served as CIO of the Advisor since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings.

                                 PROSPECTUS 33



As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R) Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Funds. Mr. Dellapa joined the Advisor in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became a Portfolio Manager. Prior to joining the Advisor, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

RYAN A. HARDER, CFA, Portfolio Manager - Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

On a day-to-day basis, the four individuals listed below are jointly and primarily responsible for the management of the International Long Short Select Fund. Messrs. Kress and Perullo also are jointly and primarily responsible for the management of the Equity Market Neutral Fund.


DAVID WHITTALL, Portfolio Manager, Global Equities - Mr. Whittall joined the Sub-Advisor's global equity team in 2004, bringing 20 years of professional international experience to SGI. Mr. Whittall started his investment career as an analyst in Hong Kong. He was an associate director and the head of China Equity Research at Baring Securities (HK) LTD. During this time, he was included in Institutional Investor's "All Asia Research Team." Mr. Whittall returned to the U.S. and launched his investment management career in 1994 as an analyst in international equities at Montgomery Asset Management in San Francisco. David holds a B.A. in Asian Studies (Mandarin Chinese and Economics) from the University of California at Berkeley. He was the recipient of the UC Regent's Scholarship for study abroad and attended Beijing University in the People's Republic of China from 1987 to 1988. Mr. Whittall speaks Mandarin Chinese and French. Mr. Whittall, along with Mr. Klimo, is jointly responsible for the daily stock picks of the Fund.


SCOTT KLIMO, CFA, Portfolio Manager, Global Equities - Mr. Klimo joined the Sub-Advisor's global equity team in 2002, bringing over 20 years of professional and international investment experience to SGI. Mr. Klimo started his investment career as an analyst in Hong Kong. He also worked in China, Thailand, Malaysia and Indonesia before returning to the U.S. and launching his investment management career in 1998 as an assistant portfolio manager, international equities with the State of Wisconsin Investment Board. Scott holds a B.A. in Asian Studies from Hamilton College in New York and has done post-graduate language study at the Chinese University of Hong Kong and the National Taiwan Normal University. In addition to speaking, reading and writing Mandarin Chinese, he also speaks Thai. Scott is a Chartered Financial Analyst. Mr. Klimo, along with Mr. Whittall, is jointly responsible for the daily stock picks of the Fund.

MARK KRESS, CFA, Portfolio and Risk Manager - Mr. Kress joined the Sub-Advisor's global equity team in 2001, bringing over 10 years of investment experience developing and maintaining systems specific to investment processes to SGI. Prior to joining SGI, Mark was an analyst at Trinity Equity Management, a San Francisco-based investment advisory firm where he developed and implemented the firm's investment process incorporating quantitative screening models and risk management procedures. From 1996 to 1999, Mr. Kress served as a Senior Consultant at

FactSet Research Systems, where he worked with a variety of portfolio managers assisting in the development of proprietary investment strategies using the FactSet platform. Mark holds a B.S. degree in Managerial Economics from the University of California at Davis and an M.B.A. from the University of California at Berkeley Haas School of Business. He is a Chartered Financial Analyst. Mr. Kress, along with Mr. Perullo, is jointly responsible for risk management analysis and the implementation of quantitative research methods for the Fund.


YON PERULLO, CFA, Portfolio and Risk Manager, Global Equities - Mr. Perullo joined the Sub-Advisor in 2007, bringing over nine years of quantitative product development and investment experience to SGI. Prior to joining SGI, Mr. Perullo was Co-Founder and Portfolio Manager at Nascent Strategies, LLC from 2004 to 2007, a hedge fund that specialized in quantitative market neutral investing, where he was directly responsible for building the quantitative screening and risk management models employed by the fund. From 1998 to 2004, Mr. Perullo served as Vice President of Quantitative Analytics at FactSet Research Systems, where he directed the global sales and development of FactSet's suite of quantitative products, including alpha modeling, portfolio simulation and risk analysis. During his tenure at FactSet, Yon was extensively involved in aiding clients in strategy creation, portfolio analysis and execution, helping many clients to refine and improve their investment process. He earned his B.A. in Chemistry from the University of Rhode Island. Mr. Perullo, along with Mr. Kress, is jointly responsible for risk management analysis and the implementation of quantitative research methods for the Fund.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

                                 PROSPECTUS 35


SHAREHOLDER INFORMATION

     CALCULATING NAV


     The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable redemption fees.


     Each Fund calculates its NAV by:

          -    Taking the current market value of its total assets

          -    Subtracting any liabilities

          - Dividing that amount by the total number of shares owned by shareholders


     The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
     Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Funds will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI. For more information on these early closings, please call 800.820.0888 or visit the Rydex|SGI web site - www.rydex-sgi.com.

     In calculating NAV, the Funds, except for the Alternative Strategies Allocation Fund and International Long Short Select Fund, generally value their investment portfolios based on the market price of the securities as of the time the Funds determine NAV. If market prices are unavailable or the Advisor or Sub-Advisor thinks that they are unreliable, the Advisor or Sub-Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Advisor or Sub-Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV. The Alternative Strategies Allocation Fund generally values shares of the underlying funds at their NAV and other investments at market prices.

     The International Long Short Select Fund generally values its assets at fair value using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Fund prices its shares at the close of the NYSE. As such, the value assigned to the Fund's securities may not be the quoted or published prices of those securities on their primary markets or exchanges.


     The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.


     The underlying funds in which the Alternative Strategies Allocation Fund invests have transaction cut-off times that are prior to the Fund's transaction cut-off time. Accordingly, on a daily basis, the Fund's purchase, sale or exchange of underlying fund shares may not occur until the close of normal trading on the NYSE the day after the initial purchase order is entered. The resulting delay may have a negative impact on the performance of the Fund.


     More information about the valuation of the Funds' holdings can be found in the SAI.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES


SHORT DIVIDEND EXPENSE - "Short Dividend Expense" occurs because the U.S. Long Short Momentum Fund, International Long Short Select Fund, and/or Equity Market Neutral Fund short-sells an equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, any such dividend on a security sold short generally has the effect of reducing the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Dividend Expense" is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

SHORT INTEREST EXPENSE - "Short Interest Expense" occurs because the U.S. Long Short Momentum Fund and/or International Long Short Select Fund short-sells various securities to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the coupon rate of the security sold short to the purchaser and records this as an expense. This expense is offset - in its entirety or in part - by the income derived from the short sale and/or by earnings on the proceeds of the short sale. Short Interest Expense is not a fee charged to the shareholder by the Advisor, SGI or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

ACQUIRED FUND FEES AND EXPENSES - As a shareholder in certain funds (the "Acquired Funds"), the Alternative Strategies Allocation Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.


BUYING, SELLING AND EXCHANGING FUND SHARES

H-Class Shares are offered directly through Rydex Fund Services Inc. and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex|SGI shareholder account to make share transactions
- buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex|SGI Client Services at 800.820.0888 or
301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.


To open an Individual Retirement Account ("IRA") with Rydex|SGI directly, you must transfer an existing IRA (or multiple IRAs) in order to meet the minimum investment amount requirements.


The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex|SGI to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.


If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex|SGI.


TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     - You must provide a street address (Rydex|SGI does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - If you open an account directly with Rydex|SGI you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.


TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early - or as otherwise permitted by the SEC - the Funds reserve the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and Rydex will post advance notice of early closings at www.rydex-sgi.com.

                                  PROSPECTUS 37


TRANSACTION CUT-OFF TIMES


All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Funds' transfer agent, distributor, or authorized dealer, subject to any applicable redemption fee. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.

METHOD                                 CUT-OFF TIME
------                      -----------------------------------
By Mail                     4:00 PM, Eastern Time or earlier market close
By Phone                    4:00 PM, Eastern Time or earlier market close
By Internet                 4:00 PM, Eastern Time or earlier market close
By Financial Intermediary   4:00 PM, Eastern Time or earlier market close*


* Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.

EARLY TRANSACTION CUT-OFF TIMES


On any day that the Funds calculate NAV earlier than normal, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.


TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.


BUYING FUND SHARES
--------------------------------------------------------------------------------
Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The Funds charge a 1.00% redemption fee on redemptions of shares made within thirty (30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" for more information.


PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.

Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:


                                        INITIAL PURCHASE                         SUBSEQUENT PURCHASES

                            Complete the account application that      Complete the Rydex|SGI investment slip
                            corresponds to the type of account you     included with your quarterly statement
                            are opening.                               or send written purchase instructions
                                                                       that include:

                            -   Make sure to designate the Rydex|SGI   -   your name
                                Fund(s) you want to purchase.
                                                                       -   your shareholder account number
                            -   Make sure your investment meets the
                                account minimum.                       -   the Rydex|SGI Fund(s) you want to
                                                                           purchase.
BY MAIL
IRA AND OTHER RETIREMENT                       Make your check payable to RYDEX|SGI.
ACCOUNTS REQUIRE                Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
ADDITIONAL PAPERWORK.
                               Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.

CALL RYDEX|SGI CLIENT        IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT
SERVICES TO REQUEST A           WILL BE CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED
RETIREMENT ACCOUNT                                       IN A SEPARATE PROSPECTUS.
INVESTOR APPLICATION KIT.

                               Mail your application and check to:      Mail your written purchase instructions
                                                                                     and check to:

                                                            MAILING ADDRESSES:

                                        STANDARD DELIVERY                        OVERNIGHT DELIVERY
                                            Rydex|SGI                                 Rydex|SGI
                                        Attn: Ops. Dept.                          Attn: Ops. Dept.
                                         P.O. Box 758567                          200 SW 6th Street
                                      Topeka, KS 66675-8567                     Topeka, KS 66603-3704

                                  PROSPECTUS 39


                                          INITIAL PURCHASE                             SUBSEQUENT PURCHASES

                            Submit new account paperwork, and then call    Be sure to designate in your wire instructions
                            Rydex|SGI to obtain your account number.       the Rydex|SGI Fund(s) you want to purchase.

                            -    Make sure to designate the Rydex|SGI
                                 Fund(s) you want to purchase.

                            -    Make sure your investment meets the
                                 account minimum.

                            To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU
                            SHOULD CALL RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE
BY WIRE                     TRANSACTION CUT-OFF TIME FOR THE RYDEX|SGI FUND(S) YOU ARE PURCHASING:

Rydex|SGI                   -    Account Number
Client Services
phone number:               -    Fund Name
800.820.0888
or                          -    Amount of Wire
301.296.5406
                            -    Fed Wire Reference Number (upon request)

                            You will receive a confirmation number to verify that your purchase order has been accepted.

                            IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER
                            MAY NOT BE PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                            WIRE INSTRUCTIONS:

                            U.S. Bank
                            Cincinnati, OH
                            Routing Number: 0420-00013
                            For Account of: Rydex|SGI Account Number: 48038-9030
                            [Your Name]
                            [Your shareholder account number]

                            IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT MAY
                            BE CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN A SEPARATE
                            PROSPECTUS.

                                           INITIAL PURCHASE                                SUBSEQUENT PURCHASES

                            Submit new account paperwork, and then call          SUBSEQUENT PURCHASES MADE VIA ACH MUST
                            Rydex|SGI to obtain your account number. Be          BE A MINIMUM OF $20. To make a subsequent
                            sure to complete the "Electronic Investing via       purchase send written purchase instructions
                            ("ACH")" section. Then, fax it to Rydex|SGI          that include:
                            (ONLY Individual, Joint and UGMA/UTMA
BY ACH                      accounts may be opened by fax).                      -    your name
(FAX)
Rydex|SGI fax number:       -    Make sure to include a letter of instruction    -    your shareholder account number
301.296.5103                     requesting that we process your purchase
                                 by ACH.                                         -    the Rydex|SGI Fund(s) you want to
                                                                                      purchase
                            -    Make sure to designate the Rydex|SGI
                                 Fund(s) you want to purchase.                   -    ACH bank information (if not on record).

                            -    Make sure your investment meets the
                                 account minimum.

BY ACH                      Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com
(INTERNET)

CANCELLED PURCHASE ORDERS

Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

     -    if your bank does not honor your check for any reason

     -    if the transfer agent (Rydex|SGI) does not receive your wire transfer

     -    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

     -    if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.


SELLING FUND SHARES
--------------------------------------------------------------------------------
Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary. The Funds charge a 1.00% redemption fee on redemptions of shares made within thirty
(30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" for more information.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.


REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by:

                                            STANDARD DELIVERY                                  OVERNIGHT DELIVERY

MAIL                                            Rydex|SGI                                           Rydex|SGI
                                             Attn: Ops. Dept.                                   Attn: Ops. Dept.
                                             P.O. Box 758567                                    200 SW 6th Street
                                          Topeka, KS 66675-8567                               Topeka, KS 66603-3704

                           301.296.5103

FAX                        If you send your redemption order by fax, you must call Rydex|SGI Client Services at 800.820.0888 or
                           301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE                  800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

                                  PROSPECTUS 41


You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.

All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

     SIGNATURE GUARANTEES

     Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.

LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum account balance. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.


EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of H-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund for H-Class Shares (or Investor Class Shares or Advisor Class Shares, if applicable) of any other Rydex Series Fund or Rydex Dynamic Fund on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex|SGI Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Series Funds and Rydex Dynamic Funds" for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send exchange requests to Rydex|SGI by:

                                            STANDARD DELIVERY                                  OVERNIGHT DELIVERY

MAIL                                            Rydex|SGI                                           Rydex|SGI
                                             Attn: Ops. Dept.                                   Attn: Ops. Dept.
                                             P.O. Box 758567                                    200 SW 6th Street
                                          Topeka, KS 66675-8567                               Topeka, KS 66603-3704

                           301.296.5101

FAX                        If you send your exchange request by fax, you must call Rydex|SGI Client Services at 800.820.0888 to
                           verify that your fax was received and when it will be processed.

TELEPHONE                  800.820.0888 or 301.296.5406 (not available for retirement accounts)

INTERNET                   Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.


EXCHANGES WITH OTHER RYDEX SERIES FUNDS AND RYDEX DYNAMIC FUNDS

On any Business Day, investors may make exchanges of H-Class Shares of the Funds for H-Class Shares (or Investor Class Shares or Advisor Class Shares, if applicable) of any Rydex Series Fund or Rydex Dynamic Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS AND ALL OF THE RYDEX DYNAMIC FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN OF THE RYDEX SERIES FUNDS INCLUDING THE FUNDS IN THIS PROSPECTUS, DO NOT ALLOW UNLIMITED TRADING. SEE "FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES" FOR MORE INFORMATION. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX|SGI FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX|SGI FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.


ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

                                  PROSPECTUS 43


Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET


Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their transfer agent, are responsible for internet transactions that are not received.


During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE - 1(800) 717-7776


You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.

SERVICE AND OTHER FEES

Rydex|SGI may charge the following administrative fees on accounts held directly through the Funds' transfer agent for services associated with the following:


     -    $15 for wire transfers of redemption proceeds under $5,000


     -    $50 on purchase checks returned for insufficient funds

     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     - $15 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or ACH transactions

     -    $15 per year for low balance accounts

     - Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), and Rydex|SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex|SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account. If you liquidate your account during the year any unpaid annual maintenance fee will be deducted at that time.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, and 403(b). This fee will be deducted from the proceeds of your redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


FREQUENT TRADING POLICY. Unlike most other Rydex|SGI Funds, the Funds are not suitable for purchase by active investors. The Funds are intended for long term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.


REDEMPTION FEE POLICY. In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Board of Trustees has approved a 1.00% redemption fee to be imposed uniformly on the Funds' shares redeemed within thirty (30) days of the date of purchase (including shares of the Funds that are acquired through an exchange) subject to the limitations discussed below. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Funds. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Funds have been held, the Funds assume that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and system limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Funds may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

                                 PROSPECTUS 45


REDEMPTION FEE WAIVERS. Each Fund reserves the right to waive the redemption fee in its discretion where either the Fund believes such waiver is in the best interests of the Fund, including, but not limited to, certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include (i) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; (v) retirement loans and withdrawals; (vi) redemptions in accounts participating in certain approved asset allocation programs; and (vii) transactions by certain qualified fund of funds. A qualified fund of fund(s) is a mutual fund or other collective investment vehicle that either applies the Fund's frequent trading and/or redemption fee policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Funds' Chief Compliance Officer. Qualified fund of funds include fund of fund(s) advised by the Advisor. For purposes of applying the Funds' policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Funds. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES


The Funds (with the exception of the Alternative Strategies Allocation Fund) have adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows each Fund to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/or shareholder services ("Service Providers"). Each Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of each Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

The Alternative Strategies Allocation Fund has adopted a Distribution Plan and a Shareholder Services Plan applicable to H-Class Shares, but generally does not pay distribution or shareholder service fees to the Distributor, which may not exceed 0.25% of the average daily net assets of the Fund. Instead, the affiliated underlying funds have adopted a distribution plan applicable to A-Class Shares, in which the Fund invests, that allows each affiliated underlying fund to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). The affiliated underlying funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets of A-Class Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940. If a Service Provider provides distribution or shareholder services, the Distributor generally will, in turn, pay the Service Provider for the services it provides at an annual rate not to exceed 0.25% of the average daily net assets of A-Class Shares of the affiliated underlying funds. Because the affiliated underlying funds pay these fees out of assets on an ongoing basis, over time these fees may cost the Fund more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS


The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.


DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS


Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.


DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUNDS

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as each Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income and subject to certain limitations.


     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any Long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.


     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

                                 PROSPECTUS 47


     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Funds from U.S. corporations, subject to certain limitations.

     - Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.

     - The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.


     - Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds. In addition, the Funds may be able to pass along a tax credit for foreign income taxes that they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.


TAX STATUS OF SHARE TRANSACTIONS


EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Dynamic or Rydex Series Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.


STATE TAX CONSIDERATIONS

The Funds are not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of operations of that Fund's H-Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the years ended March 31, 2010, 2009, 2008 and 2007 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the financial statements and related notes, appear in the Funds' 2010 Annual Report. The information for the year ended March 31, 2006 was audited by a predecessor independent registered public accounting firm. The 2010 Annual Report is available by telephoning the transfer agent at
800.820.0888 or 301.296.5100. The 2010 Annual Report is incorporated by reference in the SAI.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                           NET
                                              NET       INCREASE
                                            REALIZED   (DECREASE)
                      NET                     AND        IN NET
                     ASSET                 UNREALIZED     ASSET    DISTRIBUTIONS
                     VALUE,      NET         GAINS        VALUE         FROM      DISTRIBUTIONS
                   BEGINNING  INVESTMENT   (LOSSES)     RESULTING       NET          FROM NET     RETURN                 REDEMPTION
                       OF       INCOME         ON         FROM       INVESTMENT      REALIZED       OF        TOTAL         FEES
YEAR ENDED           PERIOD    (LOSS)+    INVESTMENTS  OPERATIONS      INCOME         GAINS      CAPITAL  DISTRIBUTIONS   COLLECTED
----------         ---------  ----------  -----------  ----------  -------------  -------------  -------  -------------  ----------
U.S. LONG SHORT MOMENTUM FUND H-CLASS (FORMERLY, ALL-CAP OPPORTUNITY FUND)
   MARCH 31, 2010     $ 8.65   $ (.07)       $ 4.05      $ 3.98      $  --            $ --        $ --        $  --         $  --ss
   March 31, 2009      13.49      (--)ss      (4.84)      (4.84)        --              --          --           --            --ss
   March 31, 2008      14.12     (.02)          .31         .29         --            (.93)         --         (.93)          .01
   March 31, 2007      14.18     (.02)          .40         .38         --            (.44)         --         (.44)           --ss
   March 31, 2006      11.12     (.03)         3.09        3.06         --              --          --           --            --
INTERNATIONAL LONG SHORT SELECT FUND H-CLASS (FORMERLY, INTERNATIONAL OPPORTUNITY FUND)
   MARCH 31, 2010      13.77     (.03)         6.68        6.65       (.03)             --          --         (.03)          .11
   March 31, 2009      22.94     (.03)        (8.86)      (8.89)      (.33)             --          --         (.33)          .05
   March 31, 2008*     25.00      .45         (1.95)      (1.50)      (.41)           (.24)         --         (.65)          .09
ALTERNATIVE STRATEGIES ALLOCATION FUND H-CLASS
   MARCH 31, 2010      19.32      .01           .81         .82         --              --          --           --           .01
   March 31, 2009      24.84      .56         (5.63)      (5.07)      (.44)           (.03)         --         (.47)          .02
   March 31, 2008*     25.00       --ss        (.16)       (.16)        --              --          --           --            --
EQUITY MARKET NEUTRAL FUND H-CLASS (FORMERLY, GLOBAL MARKET NEUTRAL FUND)
   March 31, 2010      24.94     (.76)        (1.05)      (1.81)        --            (.11)       (.04)        (.15)           --ss
   MARCH 31, 2009*      25.00     (--)ss       (.06)       (.06)        --              --          --           --            --



                                                        RATIOS TO
                                                   AVERAGE NET ASSETS:                            NET
                     NET               -------------------------------------------              ASSETS,
                    ASSET                                                   NET                 END OF
                   VALUE,    TOTAL                                      INVESTMENT  PORTFOLIO   PERIOD
                   END OF  INVESTMENT    TOTAL     NET      OPERATING     INCOME     TURNOVER   (000'S
YEAR ENDED         PERIOD   RETURN++   EXPENSES  EXPENSES  EXPENSES+++    (LOSS)       RATE    OMITTED)
----------         ------  ----------  --------  --------  -----------  ----------  ---------  --------
U.S. LONG SHORT MOMENTUM FUND H-CLASS (FORMERLY, ALL-CAP OPPORTUNITY FUND)
   March 31, 2010  $12.63     46.01%   1.68%       --         --         (0.63)%       375%   $ 99,418
   March 31, 2009    8.65    (35.88)%  1.68%       --         --         (0.01)%       528%     76,080
   March 31, 2008   13.49      1.50%   1.65%       --         --         (0.13)%       278%    178,949
   March 31, 2007   14.12      2.81%   1.65%       --         --         (0.16)%       373%    140,774
   March 31, 2006   14.18     27.52%   1.66%       --         --         (0.25)%       263%    246,029
INTERNATIONAL LONG SHORT SELECT FUND H-CLASS (FORMERLY, INTERNATIONAL OPPORTUNITY FUND)
   March 31, 2010   20.50     49.11%   1.68%       --         --         (0.16)%       430%      5,942
   March 31, 2009   13.77    (38.63)%  1.68%       --         --         (0.16)%       278%      3,936
   March 31, 2008*  22.94     (5.89)%  1.75%**     --         --          3.19%**      160%     13,775
ALTERNATIVE STRATEGIES ALLOCATION FUND H-CLASS
   March 31, 2010   20.15      4.30%   0.00%       --         --          0.19%         79%     19,057
   March 31, 2009   19.32    (20.43)%  0.00%       --         --          2.55%         88%     18,528
   March 31, 2008*  24.84     (0.64)%  0.00%**     --         --          0.12%**#      --      3,893
EQUITY MARKET NEUTRAL FUND H-CLASS (FORMERLY, GLOBAL MARKET NEUTRAL FUND)
   March 31, 2010   22.98     (7.27)%  4.88%     4.88%      2.22%        (3.16)%       287%      4,955
   March 31, 2009*  24.94      (.24)%  2.00%**#  2.00%**#   2.00%**#     (1.86)%**      91%      3,751

*    Since the commencement of operations:

     August 31, 2007 -- International Long Short Select Fund H Class;

     March 7, 2008 -- Alternative Strategies Allocation Fund H-Class;

     March 30, 2009 -- Equity Market Neutral Fund H-Class.

**   Annualized

+    Calculated using the average daily shares outstanding for the year.

++ Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

+++  Operating Expenses exclude dividends expense.

# Due to limited length of Fund operations, ratios for this period are not indicative of future class performance.

ss   Less than $.01 per share.

                                  PROSPECTUS 49


ADDITIONAL INFORMATION

ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED AUGUST 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("http://www.sec.gov") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: publicinfo@sec.gov.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING
800.820.0888 OR 301.296.5100, VISITING THE RYDEX|SGI WEB SITE AT www.rydex-sgi.com, OR WRITING TO RYDEX|SGI SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX|SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

THIS PAGE INTENTIONALLY LEFT BLANK.

                                  PROSPECTUS 51


THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

(RYDEX|SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
WWW.RYDEX-SGI.COM


RSAH-1-0810x0811

                                                        RYDEX | SGI SERIES FUNDS


                                           A-CLASS AND C-CLASS SHARES PROSPECTUS

                                                                  AUGUST 1, 2010



                                                               [GRAPHIC OMITTED]


                                                                ASSET ALLOCATION

                                            All-Asset Conservative Strategy Fund
                                               (A-Class: RYEOX) (C-Class: RYEEX)

                                                All-Asset Moderate Strategy Fund
                                               (A-Class: RYMOX) (C-Class: RYMYX)

                                              All-Asset Aggressive Strategy Fund
                                               (A-Class: RYGGX) (C-Class: RYGEX)


                                                                     RYDEX | SGI
                                                  SECURITY GLOBAL INVESTORS (SM)



The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(i)


TABLE OF CONTENTS
--------------------------------------------------------------------------------
FUND SUMMARIES


(INCLUDES FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, MANAGEMENT, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKERDEALERS AND OTHER FINANCIAL INTERMEDIARIES)

ASSET ALLOCATION FUNDS
   All-Asset Conservative Strategy Fund ...................................   1
   All-Asset Moderate Strategy Fund .......................................   8
   All-Asset Aggressive Strategy Fund .....................................  15
PURCHASE AND SALE OF FUND SHARES ..........................................  22
TAX INFORMATION ...........................................................  22
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES .............  22
MORE INFORMATION ABOUT THE TRUST AND THE FUNDS ............................  23
MANAGEMENT OF THE FUNDS ...................................................  35
SHAREHOLDER INFORMATION ...................................................  36
BUYING, SELLING AND EXCHANGING FUND SHARES ................................  37
SALES CHARGES .............................................................  38
   A-Class Shares .........................................................  38
   C-Class Shares .........................................................  40
BUYING FUND SHARES ........................................................  40
SELLING FUND SHARES .......................................................  43
EXCHANGING FUND SHARES ....................................................  44
ACCOUNT POLICIES ..........................................................  45
DISTRIBUTION AND SHAREHOLDER SERVICES .....................................  48
DIVIDENDS AND DISTRIBUTIONS ...............................................  49
ADDITIONAL TAX INFORMATION ................................................  49
FINANCIAL HIGHLIGHTS ......................................................  50
ADDITIONAL INFORMATION ....................................................  52

                                                                  PROSPECTUS (1)

ALL ASSET CONSERVATIVE STRATEGY FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE - The All-Asset Conservative Strategy Fund (the "Fund") seeks to primarily provide preservation of capital and, secondarily, long-term growth of capital.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 38 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                           A-CLASS     C-CLASS
-----------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (AS A PERCENTAGE OF
   OFFERING PRICE)                                                           4.75%        None
Maximum Deferred Sales Charge (Load) (AS A PERCENTAGE OF INITIAL
   PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LESS)                 None       1.00%
Redemption Fee (ON SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE)
   (AS A PERCENTAGE OF AMOUNT REDEEMED, IF APPLICABLE)                       1.00%       1.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                               None       None
Distribution and Shareholder Service (12b-1) Fees                             None      0.75%
Other Expenses                                                                None       None
Acquired Fund Fees and Expenses*                                             1.48%      1.48%
                                                                        ----------------------
Total Annual Fund Operating Expenses                                         1.48%      2.23%
                                                                        ======================

* "ACQUIRED FUND FEES AND EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. AS A SHAREHOLDER IN CERTAIN FUNDS (THE "ACQUIRED FUNDS"), THE FUND MAY INDIRECTLY BEAR ITS PROPORTIONATE SHARE OF THE FEES AND EXPENSES OF THE ACQUIRED FUNDS. "ACQUIRED FUND FEES AND EXPENSES" ARE BASED UPON (I) THE APPROXIMATE ALLOCATION OF THE FUND'S ASSETS AMONG THE ACQUIRED FUNDS AND THE (II) NET EXPENSES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES) OF THE ACQUIRED FUNDS DURING THEIR MOST RECENTLY COMPLETED FISCAL YEAR. "ACQUIRED FUND FEES AND EXPENSES" WILL VARY WITH CHANGES IN THE EXPENSES OF THE ACQUIRED FUNDS, AS WELL AS ALLOCATION OF THE FUND'S ASSETS, AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
A-Class Shares                          $618      $921    $1,245     $2,159
C-Class Shares                          $326      $697    $1,195     $2,565


You would pay the following expenses if you did not redeem your shares:


                                       1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
C-Class Shares                          $226      $697    $1,195     $2,565

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 174% of the average value of its portfolio. The

(2)


Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have a conservative allocation to underlying funds that invest in stocks, and a greater allocation to underlying funds that invest in bonds and money market securities as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the underlying funds listed below. Unless otherwise noted, each underlying fund listed below is a series of Rydex Series Funds.

o Domestic Equity Funds: S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, Nova Fund, Russell 2000(R) 1.5x Strategy Fund, Russell 2000(R)Fund, S&P 500 Fund, U.S. Long Short Momentum Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, and Small Cap Growth Fund (THE LARGE CAP VALUE FUND, LARGE CAP GROWTH FUND, MID CAP VALUE FUND, MID CAP GROWTH FUND, SMALL CAP VALUE FUND AND SMALL CAP GROWTH FUND ARE SEPARATE SERIES OF SECURITY EQUITY FUND)

o Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, High Yield Strategy Fund, High Yield Series, U.S. Intermediate Bond Series, and U.S. Government Money Market Fund (THE HIGH YIELD SERIES AND U.S. INTERMEDIATE BOND SERIES ARE SEPARATE SERIES OF SECURITY EQUITY FUND)

o International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, International Long Short Select Fund, and Global Fund (THE GLOBAL FUND IS A SERIES OF THE SECURITY EQUITY FUND)

o Alternative Investment and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, Long/Short Commodities Strategy Fund, Long Short Interest Rate Strategy Fund, Event Driven and Distressed Strategies Fund, Alternative Strategies Fund, and Long Short Equity Strategy Fund

The Fund may also invest in exchange-traded funds ("ETFs"), other pooled investment vehicles, and other derivatives, primarily consisting of index swaps, futures contracts, and options on securities, futures contracts and indices to enable the Fund to pursue its investment objective efficiently in gaining or hedging exposure to various market factors or to better manage its risk and cash positions. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CONFLICTS OF INTEREST RISK - The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by

                                                                  PROSPECTUS (3)

other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.


COUNTERPARTY CREDIT RISK - The Fund and certain of the underlying funds may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.


CREDIT RISK - The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK - The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.


EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


EMERGING MARKETS RISK - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK - To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.


EXCHANGE-TRADED NOTES ("ETNS") RISK - Certain of the underlying funds may invest in exchange-traded notes. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.


FIXED INCOME RISK - An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.


FOREIGN ISSUER EXPOSURE RISK - The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have

(4)

less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK - By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.


GEOGRAPHIC CONCENTRATION IN EUROPE RISK - Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value ("NAV") of the Fund could decline more dramatically as a result of adverse events affecting Europe.

GEOGRAPHIC CONCENTRATION IN JAPAN RISK - Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.


HIGH YIELD RISK - Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.


INCOME RISK - Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and Unit Investment Trusts ("UITs"). For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.


INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK - The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

INTEREST RATE RISK - The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK - Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.

                                                                  PROSPECTUS (5)


INVESTMENT TECHNIQUE RISK - Some of the investment techniques employed by the Fund and certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK - A decrease in the value of the securities of an issuer or guarantor of a debt instrument held by the Fund or certain underlying funds may cause the value of your investment in the Fund to decrease. The value of a security may increase or decrease for a number of reasons which directly relate to the issuer.


LARGE-CAPITALIZATION SECURITIES RISK - The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


LEVERAGING RISK - The Fund may achieve leveraged exposure and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.


LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

OTC TRADING RISK - Certain of the derivatives in which the Fund and certain of the underlying funds may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy and certain of the underlying funds' strategies may frequently involve buying and selling portfolio securities to rebalance the Fund's or underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.


SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect certain of the underlying funds' ability to engage in short selling.


SMALL-CAPITALIZATION SECURITIES RISK -The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

STABLE PRICE PER SHARE RISK - Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underly-

(6)


ing fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained and it is possible to lose money.


TAX RISK - Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.


TRACKING ERROR RISK - The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause an underlying fund's and, thus the Fund's, performance to be less than you expect.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -1.46%.

                                2007     6.01%
                                2008   -10.47%
                                2009     5.04%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 09/30/2009) 8.59%               (quarter ended 03/31/2009) -9.23%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                  PROSPECTUS (7)

                                                                           Past 1    Since Inception
A-CLASS SHARES                                                              Year      (06/30/2006)
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                         0.90%         0.84%
Return After Taxes on Distributions                                         0.30%        -0.01%
Return After Taxes on Distributions and Sale of Fund Shares                 0.58%         0.25%
Synthetic All-Asset Conservative Strategy Benchmark
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      15.15%         3.81%
S&P 500(R)Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        26.46%        -1.52%

                                                                           Past 1    Since Inception
C-CLASS SHARES                                                              Year      (06/30/2006)
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                         4.04%         1.49%
Return After Taxes on Distributions                                         3.40%         0.62%
Return After Taxes on Distributions and Sale of Fund Shares                 2.63%         0.79%
Synthetic All-Asset Conservative Strategy Benchmark
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      15.15%         3.81%
S&P 500(R)Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        26.46%        -1.52%




MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

o MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

o MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

o RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker- Dealers and Other Financial Intermediaries" on page 22 of this Prospectus.

(8)

ALL-ASSET MODERATE STRATEGY FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE - The All-Asset Moderate Strategy Fund (the "Fund") seeks to primarily provide growth of capital and, secondarily, preservation of capital.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 38 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.


                                                                           A-CLASS     C-CLASS
-----------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (AS A PERCENTAGE OF
   OFFERING PRICE)                                                           4.75%        None
Maximum Deferred Sales Charge (Load) (AS A PERCENTAGE OF INITIAL
   PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LESS)                 None       1.00%
Redemption Fee (ON SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE)
   (AS A PERCENTAGE OF AMOUNT REDEEMED, IF APPLICABLE)                       1.00%       1.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                               None       None
Distribution and Shareholder Service (12b-1) Fees                             None      0.75%
Other Expenses                                                                None       None
Acquired Fund Fees and Expenses*                                             1.56%      1.56%
                                                                        ----------------------
Total Annual Fund Operating Expenses                                         1.56%      2.31%
                                                                        ======================

* "ACQUIRED FUND FEES AND EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. AS A SHAREHOLDER IN CERTAIN FUNDS (THE "ACQUIRED FUNDS"), THE FUND MAY INDIRECTLY BEAR ITS PROPORTIONATE SHARE OF THE FEES AND EXPENSES OF THE ACQUIRED FUNDS. "ACQUIRED FUND FEES AND EXPENSES" ARE BASED UPON (I) THE APPROXIMATE ALLOCATION OF THE FUND'S ASSETS AMONG THE ACQUIRED FUNDS AND THE (II) NET EXPENSES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES) OF THE ACQUIRED FUNDS DURING THEIR MOST RECENTLY COMPLETED FISCAL YEAR. "ACQUIRED FUND FEES AND EXPENSES" WILL VARY WITH CHANGES IN THE EXPENSES OF THE ACQUIRED FUNDS, AS WELL AS ALLOCATION OF THE FUND'S ASSETS, AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
A-Class Shares                          $626      $944    $1,285     $2,243
C-Class Shares                          $334      $721    $1,235     $2,646


You would pay the following expenses if you did not redeem your shares:


                                       1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
C-Class Shares                          $234      $721    $1,235     $2,646

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 170% of the average value of its portfolio. The

                                                                  PROSPECTUS (9)


Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have a moderate allocation to underlying funds that invest in stocks, and a moderate allocation to underlying funds that invest in bonds as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds and unless otherwise noted, each underlying fund listed below is a series of Rydex Series Funds:

o Domestic Equity Funds: Russell 2000(R)2x Strategy Fund, S&P 500 2x Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, NASDAQ-100(R)Fund, Nova Fund, Russell 2000(R)1.5x Strategy Fund, Russell 2000(R)Fund, S&P 500 Fund, U.S. Long Short Momentum Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Security Equity Fund Large Cap Value Fund, Security Equity Fund, Large Cap Growth Fund, Security Equity Fund Mid Cap Value Fund, Security Equity Fund Mid Cap Growth Fund, Security Equity Fund Small Cap Value Fund, and Security Equity Fund Small Cap Growth Fund (THE RUSSELL 2000(R) 2X STRATEGY FUND AND S&P 500 2X STRATEGY FUND ARE SERIES OF RYDEX DYNAMIC FUNDS)(THE LARGE CAP VALUE FUND, SECURITY EQUITY FUND, LARGE CAP GROWTH FUND, MID CAP VALUE FUND, MID CAP GROWTH FUND, SMALL CAP VALUE FUND, AND SMALL CAP GROWTH FUND ARE SERIES OF SECURITY EQUITY FUND)

o Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, High Yield Strategy Fund, Security Income Fund High Yield Series, Security Income Fund U.S. Intermediate Bond Series, and U.S. Government Money Market Fund (THE HIGH YIELD SERIES AND U.S. INTERMEDIATE BOND SERIES ARE SERIES OF SECURITY INCOME FUND)

o International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, International Long Short Select Fund, and Global Fund (THE GLOBAL FUND IS A SERIES OF SECURITY EQUITY FUND)

o Alternative and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Long/Short Commodities Strategy Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, Long Short Interest Rate Strategy Fund, Event Driven and Distressed Strategies Fund, Alternative Strategies Fund, and Long Short Equity Strategy Fund

The Fund may also invest in exchange-traded funds ("ETFs"), other pooled investment vehicles, and other derivatives, primarily consisting of index swaps, futures contracts, and options on securities, futures contracts and indices to enable the Fund to pursue its investment objective efficiently in gaining or hedging exposure to various market factors or to better manage its risk and cash positions. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

(10)


CONFLICTS OF INTEREST RISK - The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

COUNTERPARTY CREDIT RISK - The Fund and certain of the underlying funds may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.


CREDIT RISK - The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.


CURRENCY RISK - The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.


DERIVATIVES RISK - The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK - To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.


EXCHANGE-TRADED NOTES ("ETNS") RISK - Certain of the underlying funds may invest in exchange-traded notes. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.


FIXED INCOME RISK - An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

                                                                 PROSPECTUS (11)


FOREIGN ISSUER EXPOSURE RISK - The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


FUND OF FUNDS RISK - By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.


GEOGRAPHIC CONCENTRATION IN EUROPE RISK - Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value ("NAV") of the Fund could decline more dramatically as a result of adverse events affecting Europe.

GEOGRAPHIC CONCENTRATION IN JAPAN RISK - Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.


HIGH YIELD RISK - Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.


INCOME RISK - Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and Unit Investment Trusts ("UITs"). For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

INDUSTRY AND SECTOR CONCENTRATION RISK - The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate and/or technology sectors, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate and technology companies also may fluctuate widely in response to such events.


INTEREST RATE RISK - The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK - Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the

(12)

Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.


INVESTMENT TECHNIQUE RISK - Some of the investment techniques employed by the Fund and certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK - A decrease in the value of the securities of an issuer or guarantor of a debt instrument held by the Fund or certain underlying funds may cause the value of your investment in the Fund to decrease. The value of a security may increase or decrease for a number of reasons which directly relate to the issuer.


LARGE-CAPITALIZATION SECURITIES RISK - The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


LEVERAGING RISK - The Fund may achieve leveraged exposure and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.


LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund and certain of the underlying funds are subject to the risk that medium- capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

OTC TRADING RISK - Certain of the derivatives in which the Fund and certain of the underlying funds may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy and certain of the underlying funds' strategies may frequently involve buying and selling portfolio securities to rebalance the Fund's or underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.


SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect certain of the underlying funds' ability to engage in short selling.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

STABLE PRICE PER SHARE RISK - Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underly-

                                                                 PROSPECTUS (13)


ing fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained and it is possible to lose money.


TAX RISK - Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.




TRACKING ERROR RISK - The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause an underlying fund's and, thus the Fund's, performance to be less than you expect.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -3.75%.

                                2007      5.69%
                                2008    -18.09%
                                2009     11.68%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 09/30/2009) 11.01%              (quarter ended 03/31/2009) -8.70%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)


The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(14)

                                                                           Past 1    Since Inception
A-CLASS SHARES                                                              Year      (06/30/2006)
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                         7.19%         0.32%
Return After Taxes on Distributions                                         6.52%        -0.63%
Return After Taxes on Distributions and Sale of Fund Shares                 4.67%        -0.24%
Synthetic All-Asset Moderate Strategy Benchmark
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      20.00%         2.22%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       26.46%        -1.52%

                                                                           Past 1    Since Inception
C-CLASS SHARES                                                              Year      (06/30/2006)
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                        10.68%         1.00%
Return After Taxes on Distributions                                         9.97%         0.03%
Return After Taxes on Distributions and Sale of Fund Shares                 6.95%         0.33%
Synthetic All-Asset Moderate Strategy Benchmark
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      20.00%         2.22%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       26.46%        -1.52%




MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

o MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

o MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

o RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker- Dealers and Other Financial Intermediaries" on page 22 of this Prospectus.

                                                                 PROSPECTUS (15)

ALL-ASSET AGGRESSIVE STRATEGY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE - The All-Asset Aggressive Strategy Fund (the "Fund") seeks to primarily provide growth of capital.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 38 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.


                                                                           A-CLASS     C-CLASS
-----------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (AS A PERCENTAGE OF
   OFFERING PRICE)                                                           4.75%        None
Maximum Deferred Sales Charge (Load) (AS A PERCENTAGE OF INITIAL
   PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LESS)                 None       1.00%
Redemption Fee (ON SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE)
   (AS A PERCENTAGE OF AMOUNT REDEEMED, IF APPLICABLE)                       1.00%       1.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                               None       None
Distribution and Shareholder Service (12b-1) Fees                             None      0.75%
Other Expenses                                                                None       None
Acquired Fund Fees and Expenses*                                             1.64%      1.64%
                                                                        ----------------------
Total Annual Fund Operating Expenses                                         1.64%      2.39%
                                                                        ======================

* "ACQUIRED FUND FEES AND EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. AS A SHAREHOLDER IN CERTAIN FUNDS (THE "ACQUIRED FUNDS"), THE FUND MAY INDIRECTLY BEAR ITS PROPORTIONATE SHARE OF THE FEES AND EXPENSES OF THE ACQUIRED FUNDS. "ACQUIRED FUND FEES AND EXPENSES" ARE BASED UPON (I) THE APPROXIMATE ALLOCATION OF THE FUND'S ASSETS AMONG THE ACQUIRED FUNDS AND THE (II) NET EXPENSES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES) OF THE ACQUIRED FUNDS DURING THEIR MOST RECENTLY COMPLETED FISCAL YEAR. "ACQUIRED FUND FEES AND EXPENSES" WILL VARY WITH CHANGES IN THE EXPENSES OF THE ACQUIRED FUNDS, AS WELL AS ALLOCATION OF THE FUND'S ASSETS, AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
A-CLASS SHARES                          $634      $968    $1,324     $2,326
C-CLASS SHARES                          $342      $745    $1,275     $2,726


You would pay the following expenses if you did not redeem your shares:


                                       1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
C-CLASS SHARES                          $242      $745    $1,275     $2,726

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 185% of the average value of its portfolio.

(16)


However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have an aggressive allocation to underlying funds that invest in stocks, and a lower allocation to underlying funds that invest in bonds as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds and, unless otherwise noted, each underlying fund listed below is a series of Rydex Series Funds:

o Domestic Equity Funds: NASDAQ-100(R)2x Strategy Fund, Nova Fund, Russell 2000(R)2x Strategy Fund, S&P 500 2x Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, Russell 2000(R)1.5x Strategy Fund, Russell 2000(R)Fund, S&P 500 Fund, U.S. Long Short Momentum Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Large Cap Value Fund, Security Equity Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, and Small Cap Growth Fund (THE NASDAQ-100(R) 2X STRATEGY FUND, RUSSELL 2000(R) 2X STRATEGY FUND AND S&P 500 2X STRATEGY FUND ARE SERIES OF RYDEX DYNAMIC FUNDS) (THE LARGE CAP VALUE FUND, SECURITY EQUITY FUND, LARGE CAP GROWTH FUND, MID CAP VALUE FUND, MID CAP GROWTH FUND, SMALL CAP VALUE FUND, AND SMALL CAP GROWTH FUND ARE SERIES OF SECURITY EQUITY FUND)

o Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, High Yield Strategy Fund, High Yield Series, U.S. Intermediate Bond Series, and U.S. Government Money Market Fund (THE HIGH YIELD SERIES AND THE U.S. INTERMEDIATE BOND SERIES ARE SERIES OF SECURITY INCOME FUND)

o International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, International Long Short Select Fund, and Global Fund (THE GLOBAL FUND IS A SERIES OF SECURITY EQUITY FUND)

o Alternative and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Long/Short Commodities Strategy Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, Long Short Interest Rate Strategy Fund, Event Driven and Distressed Strategies Fund, Alternative Strategies Fund, and Long Short Equity Strategy Fund

The Fund may also invest in exchange-traded funds ("ETFs"), other pooled investment vehicles, and other derivatives, primarily consisting of index swaps, futures contracts, and options on securities, futures contracts and indices to enable the Fund to pursue its investment objective efficiently in gaining or hedging exposure to various market factors or to better manage its risk and cash positions. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

                                                                 PROSPECTUS (17)

CONFLICTS OF INTEREST RISK - The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.


COUNTERPARTY CREDIT RISK - The Fund and certain of the underlying funds may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.


CREDIT RISK - The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.


CURRENCY RISK - The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.


DERIVATIVES RISK - The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK - To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.


EXCHANGE-TRADED NOTES ("ETNS") RISK - Certain of the underlying funds may invest in exchange-traded notes. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.


FIXED INCOME RISK - An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

(18)



FOREIGN ISSUER EXPOSURE RISK - The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


FUND OF FUNDS RISK - By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.


GEOGRAPHIC CONCENTRATION IN EUROPE RISK - Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value ("NAV") of the Fund could decline more dramatically as a result of adverse events affecting Europe.

GEOGRAPHIC CONCENTRATION IN JAPAN RISK - Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.


HIGH YIELD RISK - Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.


INCOME RISK - Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and Unit Investment Trusts ("UITs"). For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

INDUSTRY AND SECTOR CONCENTRATION RISK - The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate and/or technology sectors, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate and technology companies also may fluctuate widely in response to such events.


INTEREST RATE RISK - The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK - Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the

                                                                 PROSPECTUS (19)

Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.



INVESTMENT TECHNIQUE RISK - Some of the investment techniques employed by the Fund and certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK - A decrease in the value of the securities of an issuer or guarantor of a debt instrument held by the Fund or certain underlying funds may cause the value of your investment in the Fund to decrease. The value of a security may increase or decrease for a number of reasons which directly relate to the issuer.


LARGE-CAPITALIZATION SECURITIES RISK - The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


LEVERAGING RISK - The Fund may achieve leveraged exposure and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK - The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

OTC TRADING RISK - Certain of the derivatives in which the Fund and certain of the underlying funds may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy and certain of the underlying funds' strategies may frequently involve buying and selling portfolio securities to rebalance the Fund's or underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect certain of the underlying funds' ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK -The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

STABLE PRICE PER SHARE RISK - Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underly-

(20)


ing fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained and it is possible to lose money.


TAX RISK - Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.



TRACKING ERROR RISK - The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause an underlying fund's and, thus the Fund's, performance to be less than you expect.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -5.03%.

                                2007      5.56%
                                2008    -25.58%
                                2009     17.79%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 09/30/2009) 13.50%             (quarter ended 12/31/2008) -12.45%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)


The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or

                                                                 PROSPECTUS (21)

                                                                           Past 1    Since Inception
A-CLASS SHARES                                                              Year      (06/30/2006)
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                        13.26%        -0.60%
Return After Taxes on Distributions                                        12.80%        -1.85%
Return After Taxes on Distributions and Sale of Fund Shares                 8.62%        -1.20%
Synthetic All-Asset Aggressive Strategy Benchmark
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      24.39%         0.57%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       26.46%        -1.52%

                                                                           Past 1    Since Inception
C-CLASS SHARES                                                              Year      (06/30/2006)
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                        16.79%        -0.01%
Return After Taxes on Distributions                                        16.30%        -1.28%
Return After Taxes on Distributions and Sale of Fund Shares                10.92%        -0.70%
Synthetic All-Asset Moderate Strategy Benchmark
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      24.39%         0.57%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       26.46%        -1.52%




MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     o MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     o MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     o RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker- Dealers and Other Financial Intermediaries" on page 22 of this Prospectus.

(22)

PURCHASE AND SALE OF FUND SHARES
--------------------------------------------------------------------------------
The minimum initial investment amounts and account balance requirements for A-Class Shares or C-Class Shares are:

     o    $1,000 for retirement accounts

     o    $2,500 for all other accounts


Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Funds except for subsequent investments made via Automated Clearing House ("ACH"). Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

Single direct purchases of C-Class Shares of a Fund in an amount of $1 million or more will be placed into A-Class Shares of that Fund. C-Class Share purchases of $1 million or more placed through a Financial Intermediary will be subject to any share class restrictions imposed by the Intermediary.

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at the Funds' next determined NAV calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.


TAX INFORMATION
--------------------------------------------------------------------------------
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Ask your sales person or visit your financial intermediary's website for more information.

                                                                 PROSPECTUS (23)

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS
--------------------------------------------------------------------------------

Rydex Series Funds (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes the A-Class Shares and C-Class Shares of the of the All-Asset Conservative Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Aggressive Strategy Fund (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds").


A-Class Shares and C-Class Shares of the Funds are sold through broker-dealers and other financial institutions ("financial intermediaries") whose clients take part in certain asset allocation investment programs.

INVESTMENT OBJECTIVES
The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's asset allocation to maintain consistency and predictability.

The Advisor may engage in temporary defensive investing on behalf of each Fund. Each of the Asset Allocation Funds may, but will not necessarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy, if employed, could result in lower return and loss of market opportunity. Thus, when pursuing a temporary defensive strategy, each of the Asset Allocation Funds may not achieve its respective investment objective.

Each Fund is a "fund of funds," which means that each Fund seeks to achieve its investment objective by investing primarily in a combination of funds within the same group of affiliated investment companies, the Rydex|SGI family of Funds (collectively, the "underlying funds"), which are advised by Rydex Advisors, LLC, Rydex Advisors II, LLC, Security Investors, LLC, and Security Global Investors, LLC (together, "Security Global Investors"), and in ETFs instead of in individual securities.


In managing the Asset Allocation Funds, the Advisor uses many of the tenets of Essential Portfolio Theory ("EPT"), an investment theory developed by the Advisor. The theory is based upon a disciplined and diversified approach to investing that attempts to take into account the various factors that influence today's financial markets. EPT attempts to maximize returns for a benchmark-targeted level of risk by investing each Fund's assets in underlying funds comprised of equities, fixed income and money market instruments, alternative asset classes, and alternative investment strategies.

In seeking to achieve the goal of maximizing returns for each Fund's risk level, the Advisor uses quantitative analysis to efficiently allocate across underlying funds (the "optimization process"). The Advisor may make modifications to the optimization process from time to time to take certain qualitative factors into consideration. The Advisor runs the optimization process on a regular basis in order to integrate current market data and reallocate, as necessary, each Fund's asset allocations.

The Asset Allocation Funds seek to integrate many of the central tenets of EPT, which include:

     o TAKING ADVANTAGE OF TRUE DIVERSIFICATION: Expand upon the traditional asset allocation menu and consider asset classes both positively and negatively correlated to the market, such as commodities, futures, real estate, inverse investments, hedge fund-type strategies such as absolute return, and leveraged or currency products - all of which may help investors achieve a truly diversified portfolio that may reduce risk.

     o COMBINING LEVERAGE WITH DIVERSIFICATION TO ACHIEVE A TARGETED RISK/RETURN OBJECTIVE: Invest in underlying funds that use leverage to increase exposure to select market indices, freeing up assets to invest in alternative asset classes.

     o OFFSETTING THE CONSTRAINTS OF LONG-ONLY PORTFOLIOS: Long-only portfolios increase in value only in a rising environment. By adding short or inverse underlying funds to a portfolio - inverse funds, and underlying funds that use options or futures - investors can potentially reduce market risks and create and absolute return strategy.

(24)

     o MOVING AWAY FROM CAP-WEIGHTING: A cap-weighted portfolio puts the largest weight on the companies that are the biggest. There is more diversification and opportunity if the investments are spread over smaller companies.

     o INCORPORATING CURRENT AND FORWARD-LOOKING DATA: Instead of considering recent historical data and past performance to make projections for future periods, use current information to project future expectations and to optimize returns.

     o IMPLEMENTING MULTIFACTOR STRATEGIES: When estimating an asset's expected return, consider a variety of factors, such as growth, value, size and momentum.

     o EMPLOYING RULES-BASED REBALANCING: Use rules- or risk-based rebalancing - putting parameters in place based on portfolio weightings - rather than rebalancing solely upon a preset, calendar based schedule - which may help avoid the risk of over concentration of an asset class in a volatile market.

The Asset Allocation Funds offer three choices for different investment styles in accordance with different target risks. The following table indicates each Fund's typical target allocation and risk, which is how each Fund's investments will be generally allocated among the major asset classes over the long term. It is possible that each Fund's target allocation may differ from these ranges, depending on market conditions or other factors.


                                                               TARGET ALLOCATION
FUND                                            TARGET             RISK RANGE
--------------------------------------------------------------------------------
ALL-ASSET CONSERVATIVE STRATEGY FUND             LOW
Equity                                                               15-60%
Fixed Income/Money Market                                            20-70%
Alternative                                                           0-55%

ALL-ASSET MODERATE STRATEGY FUND               MEDIUM
Equity                                                               20-75%
Fixed Income/Money Market                                            10-60%
Alternative                                                           0-55%

ALL-ASSET AGGRESSIVE STRATEGY FUND              HIGH
Equity                                                               30-90%
Fixed Income/Money Market                                             0-40%
Alternative                                                           0-55%

In general, the All-Asset Conservative Strategy Fund may be appropriate for investors who have low risk tolerance and primarily seek preservation of capital from their investment. The All-Asset Moderate Strategy Fund may be appropriate for investors who have moderate risk tolerance, primarily seek growth from their investment, and are willing to bear some short-term price fluctuations in exchange for potentially higher returns over time. The All-Asset Aggressive Strategy Fund may be appropriate for investors who have an aggressive risk tolerance, primarily seek growth from their investment, and seek to maximize long-term returns with the ability to accept possible significant short or long-term losses.

Most underlying funds have risks associated with them as described either in this Prospectus or each underlying fund's individual prospectus. You also may request an underlying fund's prospectus or Statement of Additional Information by calling Rydex|SGI Client Services at 800.820.0888 or 301.296.5406, or visiting the U.S. Securities and Exchange Commission's website at www.sec.gov.


INVESTMENT RISKS
The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to particular Funds.

CAPITALIZATION SECURITIES RISK - The Funds' investments in underlying funds may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, E.G., large, mid or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in its underlying funds may underperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization

                                                                 PROSPECTUS (25)

companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK- Certain of the underlying funds' exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

     INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES - Certain of the underlying funds invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices, such as the S&P DTI or S&P GSCITM Commodity Index. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as an underlying fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

     The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund or an underlying fund may receive more or less principal than it originally invested. The underlying fund might receive interest payments that are more or less than the stated coupon interest payments.

     STRUCTURED NOTE RISK - Certain of the underlying funds intend to invest in commodity, currency and financiallinked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (I.E., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by the Fund or an underlying fund, may lead to increased tracking error. In addition, a highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

CONFLICTS OF INTEREST RISK - In managing the Fund, the Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so and in allocating Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor is also responsible for managing each of the affiliated underlying funds. The Advisor is legally obligated to disregard the fees payable by underlying funds when making investment decisions. The Trustees and officers of the Fund are also Trustees and officers of the affiliated underlying funds and thus may have conflicting interests in fulfilling their fiduciary duties to both the Fund and the affiliated underlying funds.


COUNTERPARTY CREDIT RISK - The Fund and certain of the underlying funds may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index

(26)


or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments include, among others, total return, index, interest rate, credit default swap agreements, and structured notes. The Fund and certain of the underlying funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund and the affiliated underlying funds will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements, structured notes and other similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund or an underlying fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund and certain of the underlying funds may enter into swap agreements with a limited number of counterparties, and may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sectors.




CREDIT RISK - Credit risk is the risk that the Fund or underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.


CURRENCY RISK - The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund and certain of the underlying funds may incur transaction costs in connection with conversions between various currencies. The Fund and certain of the underlying funds may, but are not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.


DERIVATIVES RISK - The Fund and certain of the underlying funds may invest a percentage of their assets in derivatives, such as futures and options contracts, to pursue their investment objectives. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund and certain of the underlying funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund and affiliated underlying funds will only enter into futures contracts traded on a CFTC approved futures exchange or board of trade. Futures and options contracts are described in more detail below:


     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in

                                                                 PROSPECTUS (27)

     time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund or an underlying fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund or an underlying fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund or an underlying fund.

The risks associated with the Fund's or an underlying fund's use of futures and options contracts include:

     o The Fund or an underlying fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

     o There may be an imperfect correlation between the changes in market value of the securities held by the Fund or an underlying fund and the prices of futures and options on futures.

     o Although the Fund or an underlying fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund or an underlying fund may be unable to close out its futures contracts at a time which is advantageous.

     o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     o Because option premiums paid or received by the Fund or an underlying fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.


EMERGING MARKETS RISK - Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's(R), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Funds may also be subject to this risk with respect to certain of the underlying funds' investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.


ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector and energy sector commodities that certain of the underlying funds, purchase will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the underlying funds' investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.


EXCHANGE-TRADED NOTES RISK - Certain of the underlying funds may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The pur-

(28)


pose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If an underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the underlying fund holds its investment in an ETN until maturity, the issuer will give an underlying fund a cash amount that would be equal to principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK - The Fund and certain of the underlying funds may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Fund or an underlying fund having to reinvest the proceeds in lower yielding securities. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. A portfolio with a negative duration will move inversely to a portfolio with a positive duration. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. The Fund or certain of the underlying funds may invest in unrated securities that the Advisor determines are comparable in quality.


FOREIGN ISSUER EXPOSURE RISK - The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund or an underlying fund.

FUND OF FUNDS RISK - The Fund is subject to fund of funds risk. By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds. In order to minimize these expenses, the Fund intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses.

In addition, an underlying fund may buy the same securities that another underlying fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, the Fund investor may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund's transactions in shares of the underlying funds. In addition, certain of the underlying funds may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. Because the Fund invests most of its assets in underlying Rydex|SGI Funds, the Fund's

                                                                 PROSPECTUS (29)

investment performance is directly related to the performance of those underlying funds. The performance of those underlying funds, in turn, depends upon the performance of the securities in which they invest.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK - Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union
(EMU).


GEOGRAPHIC CONCENTRATION IN JAPAN RISK - Targeting Japan could hurt certain of the underlying funds, performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990s and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or erroneous.

GROWTH STOCKS RISK - Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer's earnings and other measures, because investors believe they have greater growth potential. However, there is no guarantee that such an issuer will realize that growth potential. In addition, an investment in growth stocks also may be susceptible to rapid price swings, especially during periods of economic uncertainty or in response to adverse news about the condition of the issuer, such as earnings disappointments. Growth stocks also typically have little or no dividend income to absorb the effect of adverse market conditions.

HIGH YIELD RISK - Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of certain underlying funds to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the underlying fund may lose its entire investment, which may adversely affect the value of the Fund's portfolio.




INCOME RISK - The Fund expects to derive dividend and interest income from certain of its investments. This income can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the Fund's income producing investments may decline which then may adversely affect the Fund's value. The dividend and interest income produced by certain of the Fund's portfolio holdings also may be adversely affected by the particular circumstances and performance of the individual issuers of such investments.

INDUSTRY CONCENTRATION RISK - The underlying funds may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.


INTEREST RATE RISK - The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund certain of the underlying funds - a means of achieving an overall investment objective of principal safety - reduces the likelihood of price fluctuation.


INVESTMENT IN INVESTMENT COMPANIES RISK - The Fund may purchase shares of investment companies, such as ETFs, UITs, and closed-end investment companies to gain exposure to a particular portion of the market or when

(30)


such investments present a more cost efficient alternative to investing directly in securities. The Funds will regularly invest in other investment companies, including the underlying funds, some of which may also invest in investment companies, and ETFs. When the Fund invests in an investment company, including affiliated underlying funds, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. For example, if an underlying fund sells the same securities another underlying fund is purchasing, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Similarly, an investor in Fund may receive taxable gains as a result of the underlying funds' portfolio transactions in addition to the taxable gains attributable to the Fund's transactions in shares of the underlying funds. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the net asset value of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund and certain of the underlying funds may invest in investment vehicles, such as the Managed Futures Strategy Fund's, Commodities Strategy Fund's, Long/Short Commodities Strategy Fund's, and Multi-Hedge Strategy Fund's respective Subsidiaries, as discussed in another prospectus, or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the regulatory scheme of the Investment Company Act of 1940.

     EXCHANGE-TRADED FUND RISK - Certain of the underlying funds may invest to a significant extent in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at net asset value. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the net asset value of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the Investment Company Act of 1940. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

     INVESTMENT IN THE SUBSIDIARY RISK - Certain of the underlying funds may invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, an underlying fund, as an investor in its respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, each underlying fund wholly owns and controls its respective Subsidiary, and the underlying funds and the Subsidiaries are both managed by the Advisor, making it unlikely that the Subsidiaries will take action contrary to the interests of the underlying funds or their shareholders, including the Funds. While the Subsidiaries have their own board of directors that is responsible for overseeing the operations of the Subsidiaries, the underlying funds' Board has oversight responsibility for the investment activities of the underlying funds, including their investments in the Subsidiaries, and each underlying fund's role as the sole shareholder of its respective Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiaries, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the underlying funds in managing each Subsidiary's portfolio. It is not currently expected that shares of the Subsidiaries will be sold or offered to investors other than the underlying funds.

                                                                 PROSPECTUS (31)


     Changes in the laws of the United States and/or the Cayman Islands, under which the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the underlying funds and their shareholders, including the Funds. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay a Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT TECHNIQUE RISK - The Fund and certain of the underlying funds may use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and certain of the underlying funds and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund and certain of the underlying funds to risks different from or possibly greater than the risks associated with investing directly in high yield debt securities, the securities underlying the Fund's derivative investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund and certain of the underlying funds expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund and certain of the underlying funds will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund's position in a particular instrument when desired.

ISSUER SPECIFIC RISK - The value of a security may increase or decrease for a number of reasons, which directly relate to the issuer. For example, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The Fund and certain of the underlying funds achieve leveraged exposure through the use of derivative instruments. The more the Fund and certain of the underlying funds, invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund and certain of the underlying funds will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund or an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund or an underlying fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund or an underlying fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's or an underlying fund's investment income, resulting in greater losses. Leverage will also have the effect of magnifying tracking error.


LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund or an underlying fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's or an underlying fund's portfolio, the ability of the Fund or an underlying fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

(32)

MARKET RISK - The Fund and certain of the underlying funds may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's or an underlying fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or an underlying fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's or an underlying fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.


OTC TRADING RISK - Certain of the derivatives in which the Fund and certain of the underlying funds invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund or an underlying fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund and certain of the underlying funds are subject to counterparty credit risk with respect to such derivative contracts.


PORTFOLIO TURNOVER RISK - The Fund's strategy and certain of the underlying funds' strategies may frequently involve buying and selling portfolio securities to rebalance the Fund's or an underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.


REAL ESTATE SECTOR CONCENTRATION RISK - The risk that the securities of real estate companies that the Fund and certain of the underlying funds purchase will underperform the market as a whole. To the extent that the Fund's or underlying funds' investments are concentrated in real estate companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in real estate companies may also subject the Fund or underlying fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of the underlying funds' investments in REITs.

SHORT SALES RISK - Short sales are transactions in which certain of the underlying funds, sell a security they do not own. To complete the transaction, an underlying fund must borrow the security to make delivery to the buyer. The underlying fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the underlying fund. If the underlying security goes down in price between the time the underlying fund sells the security and buys it back, the underlying fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the underlying fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the underlying fund must pay

                                                                 PROSPECTUS (33)


to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the underlying fund must pay to the lender of the security. The underlying fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet an underlying fund's needs for immediate cash or other liquidity. An underlying fund's, and thus, the Fund's, investment performance may also suffer if the underlying fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the underlying fund to deliver the securities the underlying fund borrowed at the commencement of the short sale and the underlying fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the underlying fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when an underlying fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the underlying fund on the investment of the cash generated by the short sale. When the underlying fund sells short an equity security that pays a dividend, the underlying fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the underlying fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the an underlying fund's unrealized gain or reduces an underlying fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that an underlying fund is obligated to pay is greater than the interest earned by an underlying fund on investments, the performance of an underlying fund and thus, the Fund, will be negatively affected. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause an underlying fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.


STABLE PRICE PER SHARE RISK - Certain of the underlying funds are subject to Stable Price Per Share Risk. Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. Certain of the underlying funds are not bank deposit and are not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

STATUS AS A REGULATED INVESTMENT COMPANY RISK - The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Please see the Statement of Additional Information under "Special Considerations Applicable to the Funds" for additional discussion of this issue.

TAX RISK - As noted under "Commodity-Linked Derivative Investment Risk" above, certain of the underlying funds, currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments in which the Fund and certain of the underlying funds invest will not be considered qualifying income after September 30, 2006. Affiliated underlying funds will therefore restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income.

Certain of the affiliated underlying funds have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the affiliated underlying funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor believes it can continue to

(34)

successfully operate affiliated underlying funds in a manner consistent with the affiliated underlying fund's current investment objective by investing in these commodities-linked structured notes. See "Dividends, Distributions and Additional Tax Information" for more information. Certain of the affiliated underlying funds achieve exposure to the commodities markets through an investment in a Subsidiary (see "Investment in the Subsidiaries Risk") which is expected to provide the affiliated underlying funds with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code. The affiliated underlying funds have also received a private letter ruling from the IRS that concludes that income from the affiliated underlying funds' investment in subsidiaries that are structured substantially similarly to the conditions set forth in the rulings will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code.


TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that certain of the underlying funds purchase will underperform the market as a whole. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

TRACKING ERROR RISK - The Advisor may not be able to cause the underlying fund's performance to match or correlate that of the underlying fund's benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between the underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the underlying fund's performance to be less than you expect.

In addition, because certain of the underlying funds are tracking the performance of and underlying index or benchmark on a daily basis, mathematical compounding may prevent the underlying fund from correlating with the monthly, quarterly, annual or other period performance of its underlying index or benchmark. Tracking error may cause the underlying fund's performance to be less than you expect.


TRADING HALT RISK - The Fund and certain of the underlying funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund or an underlying fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund or an underlying fund prices its shares may limit the Fund's or an underlying fund's ability to use leverage and may prevent the Fund or an underlying fund from achieving its investment objective. In such an event, the Fund or an underlying fund also may be required to use a "fair value" method to price its outstanding contracts or securities.


VALUE STOCKS RISK - Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. Over time, a value investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock. In addition, a Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


PORTFOLIO HOLDINGS
A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

                                                                 PROSPECTUS (35)

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds do not pay the Advisor a management fee.

As part of its agreement with the Trust, the Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.

The Advisor will pay all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, acquired fund fees and expenses, and taxes (expected to be DE MINIMIS), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend or short interest expenses (if any), any distribution fees or expenses and extraordinary expenses.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the Funds' September 30, 2009 Semi-Annual Report to Shareholders, which covers the period April 1, 2009 to September 30, 2009.

PORTFOLIO MANAGEMENT
The Funds are managed by a team of investment professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of the Advisor - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with the Advisor since it was founded in 1993. Mr. Byrum was named the President of the Advisor in 2004 and has served as CIO of the Advisor since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R)Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Funds. Mr. Dellapa joined the Advisor in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became a Portfolio Manager. Prior to joining the Advisor, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

RYAN A. HARDER, CFA, Portfolio Manager - Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the

(36)


management of the Domestic Equity, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
CALCULATING NAV


The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable sales charges and/or redemption fees.


Each Fund calculates its NAV by:

     o    Taking the current market value of its total assets

     o    Subtracting any liabilities

     o Dividing that amount by the total number of shares owned by shareholders

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Funds will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI. For more information on these early closings, please call
800.820.0888 or visit the Rydex|SGI web site - www.rydex-sgi.com.


In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.


The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.


Certain of the underlying funds in which the Funds invest have transaction cut-off times that are prior to the Funds' transaction cut-off times. Accordingly, on a daily basis, the Funds' purchase, sale or exchange of underlying fund shares may not occur until the close of normal trading on the NYSE the day after the initial purchase order is entered. The resulting delay may have a negative impact on the performance of the Funds.

More information about the valuation of the Funds' holdings can be found in the SAI.

                                                                 PROSPECTUS (37)

BUYING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
A-Class Shares and C-Class Shares are offered primarily through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT
You will need to open a Rydex|SGI shareholder account to make share transactions
- buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex|SGI Client Services at 800.820.0888 or
301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex|SGI to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex|SGI.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     o    Attach a copy of the trust document when establishing a trust account.

     o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     o You must provide a street address (Rydex|SGI does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     o    BE SURE TO SIGN THE APPLICATION.

     o If you open an account directly with Rydex|SGI you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.


TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early - or as otherwise permitted by the U.S. Securities and Exchange Commission - the Funds reserve the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and Rydex will post advance notice of early closings at www.rydex-sgi.com.


TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Funds' transfer agent, distributor, or authorized dealer, subject to any applicable front-end sales charge. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.

(38)


--------------------------------------------------------------------------------
METHOD                                  CUT-OFF TIME
--------------------------------------------------------------------------------
By Mail                         4:00 PM ET or earlier market close
--------------------------------------------------------------------------------
By Phone                        4:00 PM ET or earlier market close
--------------------------------------------------------------------------------
By Internet                     4:00 PM ET or earlier market close
--------------------------------------------------------------------------------
By Financial Intermediary       4:00 PM ET or earlier market close*
--------------------------------------------------------------------------------
* EACH FINANCIAL INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE EARLIER CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

EARLY TRANSACTION CUT-OFF TIMES
On any day that the Funds calculate NAV earlier than normal, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.


TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

SALES CHARGES
--------------------------------------------------------------------------------
A-CLASS SHARES

A-Class Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

--------------------------------------------------------------------------------
                                SALES CHARGE AS%         SALES CHARGE AS% OF NET
AMOUNT OF INVESTMENT           OF OFFERING PRICE             AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $100,000                    4.75%                      4.99%
--------------------------------------------------------------------------------
$100,000 but less than $250,000       3.75%                      3.90%
--------------------------------------------------------------------------------
$250,000 but less than $500,000       2.75%                      2.83%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000     2.00%                      2.04%
--------------------------------------------------------------------------------
$1,000,000 or greater                   *                          *
--------------------------------------------------------------------------------

* FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 12 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1% CDSC BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER. THE CDSC IS USED TO REIMBURSE THE DISTRIBUTOR FOR PAYING YOUR FINANCIAL INTERMEDIARY A SALES COMMISSION UP TO A TOTAL OF 1.00% OF THE PURCHASE PRICE OF YOUR INVESTMENT IN CONNECTION WITH YOUR INITIAL PURCHASE. FOR MORE INFORMATION ABOUT WHETHER YOUR FINANCIAL INTERMEDIARY HAS ENTERED INTO SUCH AN ARRANGEMENT, CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.


In addition to the information in this Prospectus, you may obtain more information about share classes, sales charges and sales charges reductions and waivers by clicking on the "Customer Service Center" tab of www.rydex-sgi.com, from the SAI or from your financial adviser.


HOW TO REDUCE YOUR SALES CHARGE

You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, IN WRITING AND AT THE TIME OF PURCHASE, to

                                                                 PROSPECTUS (39)

verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.

o RIGHTS OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares or C-Class Shares of Rydex Series Funds or Rydex Dynamic Funds (offered in a separate prospectus) that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class and C-Class Shares that you own. Additionally, you may combine simultaneous purchases of A-Class Shares of one Rydex Series Fund or Rydex Dynamic Fund with A-Class Shares of any other Rydex Series Fund or Rydex Dynamic Fund to reduce the sales charge rate that applies to the purchase of A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

o LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of A-Class Shares of Rydex Series Funds or Rydex Dynamic Funds during a 13-month period. At your written request, A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

SALES CHARGE WAIVERS

The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:

o REPURCHASE OF A-CLASS SHARES. If you have redeemed A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund within the past 365 days, you may repurchase an equivalent amount of A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (E.G., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

o Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their families (E.G., spouse, children, mother or father).

o Employees of the Advisor and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a "Selling Broker") and their families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

o Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their families.

o Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

o Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

o Employer-sponsored retirement plans including, but not limited to, those that qualify under Sections 403(b), 401(a), 401(k) or 457 of the Internal Revenue Code of 1986, as amended, where at the time of purchase the Distributor has been notified in writing that such plan has at least $100 million in assets or 100 partic-

(40)

     ipating employees. Employer-sponsored retirement plans do not include IRAs, Roth IRAs, SEP or SARSEP plans, profit-sharing plans, single participant plans or plans covering self-employed individuals and their employees; such account types, however, may apply for sales charge reductions. Please see the SAI for more information.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a non-Rydex Series Fund or Rydex Dynamic Fund where those shares were subject to a front-end sales charge (sometimes called an NAV Transfer).

SALES CHARGE EXCEPTIONS

You will not pay initial sales charges on the following:


o Purchases of A-Class Shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus.


o    A-Class Shares purchased by reinvesting dividends and distributions.


o When exchanging A-Class Shares of one Fund for A-Class Shares of another Rydex Series Fund or Rydex Dynamic Fund, unless you are exchanging A-Class Shares of the U.S. Government Money Market Fund that have not previously been subject to a sales charge.

C-CLASS SHARES
C-Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% contingent deferred sales charge ("CDSC") based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your C-Class Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.


WAIVER OF CDSC
The CDSC will be waived for the redemption of C-Class Shares:

o purchased through a financial intermediary that has entered into arrangements with the Distributor to forego receipt of an initial sales commission;

o    purchased by reinvesting dividends;

o    following the death or disability of a shareholder;

o    on the first 10% of shares that are sold within 12 months of purchase; or

o    on required minimum distributions.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

BUYING FUND SHARES
--------------------------------------------------------------------------------

Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The Funds charge a 1.00% redemption fee on redemptions of shares made within thirty (30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" below for more information.

                                                                 PROSPECTUS (41)
PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.

Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:


------------------------------------------------------------------------------------------------------------------------------------
                                                   INITIAL PURCHASE                                SUBSEQUENT PURCHASES
                                ----------------------------------------------------------------------------------------------------
                                Complete the account application that                Complete the Rydex|SGI investment slip
                                corresponds to the type of account you are           included with your quarterly statement or
                                opening.                                             send written purchase instructions that
                                                                                     include:
                                o MAKE SURE TO DESIGNATE THE RYDEX|SGI
                                  FUND(S) YOU WANT TO PURCHASE.                      o YOUR NAME

                                o MAKE SURE YOUR INVESTMENT MEETS THE                o YOUR SHAREHOLDER ACCOUNT NUMBER
                                  ACCOUNT MINIMUM.
                                                                                     o THE RYDEX|SGI FUND(S) YOU WANT TO
                                                                                       PURCHASE.
BY MAIL
                                ----------------------------------------------------------------------------------------------------
IRA and other retirement                                   Make your check payable to RYDEX|SGI.
accounts require                ----------------------------------------------------------------------------------------------------
additional paperwork.                      Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
                                ----------------------------------------------------------------------------------------------------
                                         Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.
Call Rydex|SGI Client
Services to request a                        IF YOU DO NOT SPECIFY WHICH RYDEX|SGI FUND(S) YOU WANT TO PURCHASE,
Retirement Account                   YOUR INVESTMENT WILL BE CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS
Investor application kit.                                   OFFERED IN A SEPARATE PROSPECTUS.
                                ----------------------------------------------------------------------------------------------------
                                      Mail your application and check to:                 Mail your written purchase instructions
                                                                                                       and check to:
                                ----------------------------------------------------------------------------------------------------
                                                                        MAILING ADDRESSES:
                                ----------------------------------------------------------------------------------------------------
                                              STANDARD DELIVERY                                    OVERNIGHT DELIVERY
                                ----------------------------------------------------------------------------------------------------
                                                  Rydex|SGI                                              Rydex|SGI
                                               Attn: Ops. Dept.                                       Attn: Ops. Dept.
                                               P.O. Box 758567                                       200 SW 6th Street
                                            Topeka, KS 66675-8567                                  Topeka, KS 66603-3704
                                ----------------------------------------------------------------------------------------------------

(42)


------------------------------------------------------------------------------------------------------------------------------------
                                                   INITIAL PURCHASE                                SUBSEQUENT PURCHASES
                                ----------------------------------------------------------------------------------------------------
                                Submit new account paperwork, and then call          Be sure to designate in your wire instructions
                                Rydex|SGI to obtain your account number.             the Rydex|SGI Fund(s) you want to purchase.

                                o MAKE SURE TO DESIGNATE THE RYDEX|SGI
                                  FUND(S) YOU WANT TO PURCHASE.

                `               o MAKE SURE YOUR INVESTMENT MEETS THE
                                  ACCOUNT MINIMUM.
                                ----------------------------------------------------------------------------------------------------
                                To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU
                                SHOULD CALL RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE
                                TRANSACTION CUT-OFF TIME FOR THE RYDEX|SGI FUND(S) YOU ARE PURCHASING:
BY WIRE
                                o Account Number
RYDEX|SGI CLIENT
SERVICES PHONE NUMBER:          o Fund Name
800.820.0888
OR                              o Amount of Wire
301.296.5406
                                o Fed Wire Reference Number (upon request)

                                You will receive a confirmation number to verify that your purchase order has been accepted.

                                IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER MAY
                                NOT BE PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.
                                ----------------------------------------------------------------------------------------------------
                                WIRE INSTRUCTIONS:

                                U.S. Bank
                                Cincinnati, OH
                                Routing Number: 0420-00013
                                For Account of: Rydex|SGI Account Number: 48038-9030
                                [Your Name]
                                [Your shareholder account number]

                                IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT MAY BE
                                CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN A SEPARATE
                                PROSPECTUS.
------------------------------------------------------------------------------------------------------------------------------------
                                                   INITIAL PURCHASE                                SUBSEQUENT PURCHASES
                                ----------------------------------------------------------------------------------------------------
                                Submit new account paperwork, and then call          SUBSEQUENT PURCHASES MADE VIA ACH MUST
                                Rydex|SGI to obtain your account number. Be          BE A MINIMUM OF $20. To make a subsequent
                                sure to complete the "Electronic Investing via       purchase send written purchase instructions
                                ("ACH")" section. Then, fax it to Rydex|SGI          that include:
                                (ONLY Individual, Joint and UGMA/UTMA
                                accounts may be opened by fax).                      o YOUR NAME
BY ACH (FAX)
                                o MAKE SURE TO INCLUDE A LETTER OF INSTRUC-          o YOUR SHAREHOLDER ACCOUNT NUMBER
RYDEX|SGI FAX NUMBER:             TION REQUESTING THAT WE PROCESS YOUR
301.296.5103                      PURCHASE BY ACH.                                   o THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE

                                o MAKE SURE TO DESIGNATE THE RYDEX|SGI               o ACH BANK INFORMATION (IF NOT ON RECORD).
                                  FUND(S) YOU WANT TO PURCHASE.

                                o MAKE SURE YOUR INVESTMENT MEETS THE
                                  ACCOUNT MINIMUM.
------------------------------------------------------------------------------------------------------------------------------------
BY ACH
(INTERNET)                                       Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com
------------------------------------------------------------------------------------------------------------------------------------


CANCELLED PURCHASE ORDERS
Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

     o    if your bank does not honor your check for any reason

     o    if the transfer agent (Rydex|SGI) does not receive your wire transfer

     o    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

     o    if your bank does not honor your ACH transfer

                                                                 PROSPECTUS (43)

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary. The Funds charge a 1.00% redemption fee on redemptions of shares made within thirty
(30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" for more information.


The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

REDEMPTION PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by:

--------------------------------------------------------------------------------------------------------
                                        STANDARD DELIVERY               OVERNIGHT DELIVERY
                                ------------------------------------------------------------------------
MAIL                                       Rydex|SGI                         Rydex|SGI
                                        Attn: Ops. Dept.                  Attn: Ops. Dept.
                                        P.O. Box 758567                  200 SW 6th Street
                                     Topeka, KS 66675-8567             Topeka, KS 66603-3704
--------------------------------------------------------------------------------------------------------
FAX                             301.296.5103

                                If you send your redemption order by fax, you must call Rydex|SGI Client
                                Services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.
--------------------------------------------------------------------------------------------------------
TELEPHONE                       800.820.0888 or 301.296.5406 (not available for retirement accounts)
--------------------------------------------------------------------------------------------------------

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     o    your name

     o    your shareholder account number

     o    Fund name(s)

     o    dollar amount or number of shares you would like to sell

     o whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     o    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

(44)

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.

All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

SIGNATURE GUARANTEES
Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.

LOW BALANCE ACCOUNTS
To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum account balance. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of A-Class Shares or C-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund for A-Class Shares or C-Class Shares of any other Rydex Series Fund or Rydex Dynamic Fund on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex|SGI Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Series Funds and Rydex Dynamic Funds" for additional information. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send exchange requests to Rydex|SGI by:

                                                                 PROSPECTUS (45)

--------------------------------------------------------------------------------------------------------
                                        STANDARD DELIVERY               OVERNIGHT DELIVERY
                                ------------------------------------------------------------------------
MAIL                                       Rydex|SGI                         Rydex|SGI
                                        Attn: Ops. Dept.                  Attn: Ops. Dept.
                                        P.O. Box 758567                  200 SW 6th Street
                                     Topeka, KS 66675-8567             Topeka, KS 66603-3704
--------------------------------------------------------------------------------------------------------
FAX                             301.296.5101

                                If you send your exchange request by fax, you must call Rydex|SGI Client
                                Services at 800.820.0888 to verify that your fax was received and when it will be processed.
--------------------------------------------------------------------------------------------------------
TELEPHONE                       800.820.0888 or 301.296.5406
------------------------------------------------------------------------------------------------------
INTERNET                        Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com
--------------------------------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     o    your name

     o    your shareholder account number

     o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     o dollar amount, number of shares or percentage of Fund position involved in the exchange

     o signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.


EXCHANGES WITH OTHER RYDEX SERIES FUNDS AND RYDEX DYNAMIC FUNDS
On any Business Day, investors may make exchanges of A-Class Shares or C-Class Shares of the Funds for A-Class Shares or C-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS AND ALL OF THE RYDEX DYNAMIC FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN RYDEX SERIES FUNDS, INCLUDING THE FUNDS IN THIS PROSPECTUS, DO NOT ALLOW UNLIMITED TRADING. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX|SGI FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX|SGI FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling
800.820.0888 or 301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.


ACCOUNT POLICIES
--------------------------------------------------------------------------------
SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any nonresident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

(46)

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS
You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE - 1(800) 717-7776
You may acess information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.

                                                                 PROSPECTUS (47)
SERVICE AND OTHER FEES

Rydex|SGI may charge the following administrative fees on accounts held directly through the Funds' transfer agent for services associated with the following:


     o    $15 for wire transfers of redemption proceeds under $5,000

     o    $50 on purchase checks returned for insufficient funds

     o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     o $15 for standard overnight packages (fee may be higher for special delivery options)

     o    $25 for bounced drafts or ACH transactions

     o    $15 per year for low balance accounts

     o Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), and Rydex|SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex|SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account. If you liquidate your account during the year any unpaid annual maintenance fee will be deducted at that time.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, and 403(b). This fee will be deducted from the proceeds of your redemption.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Unlike most other Rydex Funds, the Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.

REDEMPTION FEE POLICY. In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Board of Trustees has approved a 1.00% redemption fee to be imposed uniformly on all Fund shares redeemed within thirty (30) days of the date of purchase (including shares of the Funds that are acquired through an exchange) subject to the limitations discussed below. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Funds. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Funds have been held, the Funds assume that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and system limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'. Therefore, to the extent that financial intermediaries are unable to collect the

(48)


redemption fee, the Funds may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

REDEMPTION FEE WAIVERS. The Funds reserve the right to waive the redemption fee in their discretion where either the Funds believe such waiver is in the best interests of the Funds, including, but not limited to, certain categories of redemptions that the Funds reasonably believe may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include (i) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; (v) retirement loans and withdrawals; (vi) redemptions in accounts participating in certain approved asset allocation programs; and (vii) transactions by certain qualified fund of funds. A qualified fund of fund(s) is a mutual fund or other collective investment vehicle that either applies the Funds' frequent trading and/or redemption fee policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Rydex Funds' Chief Compliance Officer. Qualified fund of funds include fund of fund(s) advised by the Advisor.

For purposes of applying the Funds' policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Funds. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.


RIGHTS RESERVED BY THE FUND
The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

A-CLASS SHARES
The Funds have adopted a Distribution Plan applicable to A-Class Shares, but generally do not pay distribution fees to the Distributor, which may not exceed 0.25% of the average daily net assets of a Fund. Instead, the affiliated underlying funds have adopted a distribution plan applicable to A-Class Shares, in which the Funds invest, that allows each affiliated underlying fund to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). The affiliated underlying funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets of A-Class Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940. If a Service Provider provides distribution or shareholder services, the Distributor generally will, in turn, pay the Service Provider for the services it provides at an annual rate not to exceed 0.25% of the average daily net assets of A-Class Shares of the affiliated underlying funds. Because the affiliated underlying funds pay these fees out of assets on an ongoing basis, over time these fees may cost the Fund more than other types of sales charges and will increase the cost of your investment.

                                                                 PROSPECTUS (49)

C-CLASS SHARES
The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to C-Class Shares that allows the Funds to pay annual distribution and service fees of 0.75% of the average daily net assets of the Funds' C-Class Shares. The annual 0.50% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS
The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS
-------------------------------------------------------------------------------

TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.


DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION
--------------------------------------------------------------------------------
The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.


TAX STATUS OF THE FUNDS
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as each Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.

(50)

TAX STATUS OF DISTRIBUTIONS


     o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income and subject to certain limitations.



     o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Funds from U.S. corporations, subject to certain limitations.

     o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum of 15%.

     o Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.

     o The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

     o Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds. In addition, the Funds may be able to pass along a tax credit for foreign income taxes that they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

TAX STATUS OF SHARE TRANSACTIONS
EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Dynamic or Rydex Series Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS
The Funds are not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of operations of that Fund's A-Class Shares or C-Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the years ended March 31, 2010, 2009, 2008 and 2007 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the financial statements and related notes, appear in the Funds' 2010 Annual Report. The 2010 Annual Report is available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2010 Annual Report is incorporated by reference in the SAI.

                                                                 PROSPECTUS (51)


FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                                                                RATIOS TO
                                                                                           AVERAGE NET ASSETS:
                                                                                           -------------------
                                      NET REALIZED    NET INCREASE
                NET ASSET    NET           AND          (DECREASE)    DISTRIBUTIONS  DISTRIBUTIONS
                  VALUE, INVESTMENT    UNREALIZED     IN NET ASSET       FROM NET      FROM NET
                BEGINNING  INCOME    GAINS (LOSSES)  VALUE RESULTING   INVESTMENT      REALIZED        TOTAL
YEAR ENDED      OF PERIOD (LOSS)+    ON INVESTMENTS  FROM OPERATIONS INCOME[diamond] GAINS[diamond] DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
ALL-ASSET CONSERVATIVE STRATEGY FUND A-CLASS
   MARCH 31, 2010 $ 8.64   $ .12         $ 1.52          $ 1.64          $ (.16)         $ (.01)      $ (.17)
   March 31, 2009  10.74     .28          (2.08)          (1.80)           (.14)           (.16)        (.30)
   March 31, 2008  10.70     .26            .12             .38            (.22)           (.14)        (.36)
   March 31, 2007* 10.00     .20            .56             .76            (.09)             --         (.09)

ALL-ASSET CONSERVATIVE STRATEGY FUND C-CLASS
   MARCH 31, 2010   8.46     .05           1.48            1.53            (.16)           (.01)        (.17)
   March 31, 2009  10.60     .28          (2.12)          (1.84)           (.14)           (.16)        (.30)
   March 31, 2008  10.65     .17            .12             .29            (.22)           (.14)        (.36)
   March 31, 2007* 10.00     .08            .63             .71            (.09)             --         (.09)

ALL-ASSET MODERATE STRATEGY FUND A-CLASS
   MARCH 31, 2010   7.93     .09           1.99            2.08            (.17)           (.01)        (.18)
   March 31, 2009  10.18     .20          (2.31)          (2.11)           (.02)           (.12)        (.14)
   March 31, 2008  10.56     .17           (.24)           (.07)           (.12)           (.19)        (.31)
   March 31, 2007* 10.00     .18            .79             .97            (.10)           (.32)        (.42)

ALL-ASSET MODERATE STRATEGY FUND C-CLASS
   MARCH 31, 2010   7.77     .02           1.94            1.96            (.17)           (.01)        (.18)
   March 31, 2009  10.05     .11          (2.25)          (2.14)           (.02)           (.12)        (.14)
   March 31, 2008  10.50     .10           (.24)           (.14)           (.12)           (.19)        (.31)
   March 31, 2007* 10.00     .11            .80             .91            (.10)           (.32)        (.42)

ALL-ASSET AGGRESSIVE STRATEGY FUND A-CLASS
   MARCH 31, 2010   6.98     .05           2.37            2.42            (.10)           (.01)        (.11)
   March 31, 2009   9.69     .12          (2.60)          (2.48)           (.22)           (.01)        (.23)
   March 31, 2008  10.28     .11           (.48)           (.37)           (.06)           (.16)        (.22)
   March 31, 2007* 10.00     .24            .77            1.01            (.10)           (.64)        (.74)

ALL-ASSET AGGRESSIVE STRATEGY FUND C-CLASS
   MARCH 31, 2010   6.82    (.02)          2.32            2.30            (.10)           (.01)        (.11)
   March 31, 2009   9.56     .05          (2.56)          (2.51)           (.22)           (.01)        (.23)
   March 31, 2008  10.22     .06           (.50)           (.44)           (.06)           (.16)        (.22)
   March 31, 2007* 10.00    (.03)           .98             .95            (.10)           (.64)        (.74)

(TABLE CONTINUED)




            NET ASSET                          NET                   NET ASSETS,
 REDEMPTION   VALUE,      TOTAL             INVESTMENT  PORTFOLIO      END OF
    FEES     END OF     INVESTMENT   TOTAL    INCOME    TURNOVER    PERIOD (000'S
  COLLECTED  PERIOD     RETURN+++  EXPENSES++ (LOSS)      RATE         OMITTED)
---------------------------------------------------------------------------------

   $ --ss.   $10.11       19.02%     0.00%     1.27%       174%       $ 2,805
     --ss.     8.64     (17.05)%     0.00%     2.84%       230%         2,274
    .02       10.74        3.70%     0.01%     2.39%       119%         4,431
    .03       10.70        7.94%     0.01%**   2.47%**     105%           782


     --ss.     9.82       18.12%     0.75%     0.58%       174%         9,474
     --ss.     8.46     (17.65)%     0.75%     2.87%       230%         5,107
    .02       10.60        2.86%     0.75%     1.53%       119%         5,074
    .03       10.65        7.44%     0.76%**   1.05%**     105%         2,804


    .01        9.84       26.34%     0.00%     0.94%       170%         9,907
     --ss.     7.93     (20.85)%     0.00%     2.14%       220%         7,907
     --ss.    10.18      (0.75)%     0.01%     1.58%       125%        10,214
    .01       10.56        9.90%     0.00%**   2.26%**      66%         9,719


    .01        9.56       25.33%     0.75%     0.17%       170%        19,607
     --ss.     7.77     (21.42)%     0.75%     1.22%       220%        17,885
     --ss.    10.05      (1.43)%     0.76%     0.90%       125%        30,282
    .01       10.50        9.29%     0.75%**   1.34%**      66%        18,551


     --ss.     9.29       34.67%     0.00%     0.55%       185%         6,457
     --ss.     6.98     (25.81)%     0.02%     1.40%       278%         5,389
     --ss.     9.69      (3.77)%     0.01%     1.01%       120%         8,596
    .01       10.28       10.37%     0.00%**   3.11%**      92%        13,854


     --ss.     9.01       33.72%     0.75%    (0.21)%      185%         7,063
     --ss.     6.82     (26.48)%     0.77%     0.59%       278%         4,667
     --ss.     9.56      (4.48)%     0.76%     0.60%       120%         6,178
    .01       10.22        9.76%     0.75%**  (0.34)%**     92%         6,537

*    SINCE THE COMMENCEMENT OF OPERATIONS: JUNE 30, 2006.
**   ANNUALIZED
+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING.
++   DOES NOT INCLUDE EXPENSES OF THE UNDERLYING FUNDS IN WHICH THE FUNDS
     INVEST.
+++ TOTAL INVESTMENT RETURN DOES NOT REFLECT THE IMPACT OF ANY APPLICABLE SALES CHARGES AND HAS NOT BEEN ANNUALIZED.
[diamond] FOR FINANCIAL REPORTING PURPOSES, CERTAIN DISTRIBUTIONS FROM NET
     INVESTMENT INCOME FOR FEDERAL INCOME TAX PURPOSES HAVE BEEN RECLASSIFIED TO DISTRIBUTIONS FROM REALIZED GAINS.
ss.  LESS THAN $.01 PER SHARE.

(52)

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED AUGUST 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION,WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING
800.820.0888 OR 301.296.5100, VISITING THE RYDEX|SGI WEB SITE AT WWW.RYDEX-SGI.COM, OR WRITING TO RYDEX|SGI SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX|SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

RYDEX | SGI
SECURITY GLOBAL INVESTORS(SM)
9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydex-sgi.com


REPTAC-1-0810x0811

                                                          RYDEX|SGI SERIES FUNDS


                                                       H-CLASS SHARES PROSPECTUS

                                                                  August 1, 2010






                                                                ASSET ALLOCATION

                                    All-Asset Conservative Strategy Fund (RYEPX)

                                        All-Asset Moderate Strategy Fund (RYMLX)

                                      All-Asset Aggressive Strategy Fund (RYGHX)




                                                                       RYDEX|SGI
                                                   SECURITY GLOBAL INVESTORS(SM)


The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(i)

TABLE OF CONTENTS
--------------------------------------------------------------------------------
FUND SUMMARIES


(Includes Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Management, Purchase & Sale Information, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries)

ASSET ALLOCATION FUNDS
   All-Asset Conservative Strategy Fund ..................................     1
   All-Asset Moderate Strategy Fund ......................................     8
   All-Asset Aggressive Strategy Fund ....................................    15
PURCHASE AND SALE OF FUND SHARES .........................................    22
TAX INFORMATION ..........................................................    22
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES ............    22
MORE INFORMATION ABOUT THE TRUST AND THE FUNDS ...........................    23
MANAGEMENT OF THE FUNDS ..................................................    35
SHAREHOLDER INFORMATION ..................................................    36
BUYING, SELLING AND EXCHANGING FUND SHARES ...............................    37
BUYING FUND SHARES .......................................................    38
SELLING FUND SHARES ......................................................    40
EXCHANGING FUND SHARES ...................................................    42
ACCOUNT POLICIES .........................................................    43
DISTRIBUTION AND SHAREHOLDER SERVICES ....................................    46
DIVIDENDS AND DISTRIBUTIONS ..............................................    46
ADDITIONAL TAX INFORMATION ...............................................    46
FINANCIAL HIGHLIGHTS .....................................................    48
ADDITIONAL INFORMATION ...................................................    50

                                                                  PROSPECTUS (1)


ALL-ASSET CONSERVATIVE STRATEGY FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - The All-Asset Conservative Strategy Fund (the "Fund") seeks to primarily provide preservation of capital and, secondarily, long-term growth of capital.


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee (ON SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE)
   (AS A PERCENTAGE OF AMOUNT REDEEMED, IF APPLICABLE)                     1.00%


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE
   OF YOUR INVESTMENT)
Management Fees of the Fund                                                 None
Distribution (12b-1) or Shareholder Service Fees                            None
Other Expenses                                                              None
Acquired Fund Fees and Expenses*                                           1.48%
                                                                          ------
Total Annual Fund Operating Expenses                                       1.48%
                                                                          ======

* "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year. As a shareholder in certain funds (the "Acquired Funds"), the Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
                $151         $468           $808         $1,768



PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 174% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have a conservative allocation to underlying funds that invest in stocks, and a greater allocation to underlying funds that invest in bonds and money market securities as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the underlying funds listed below. Unless otherwise noted, each underlying fund listed below is a series of Rydex Series Funds.

(2)


     o Domestic Equity Funds: S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, Nova Fund, Russell 2000(R) 1.5x Strategy Fund, Russell 2000(R)Fund, S&P 500 Fund, U.S. Long Short Momentum Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, and Small Cap Growth Fund (the Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund and Small Cap Growth Fund are separate series of Security Equity Fund)

     o Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, High Yield Strategy Fund, High Yield Series, U.S. Intermediate Bond Series, and U.S. Government Money Market Fund (the High Yield Series and U.S. Intermediate Bond Series are separate series of Security Equity Fund)

     o International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, International Long Short Select Fund, and Global Fund (the Global Fund is a series of the Security Equity Fund)

     o Alternative Investment and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, Long/Short Commodities Strategy Fund, Long Short Interest Rate Strategy Fund, Event Driven and Distressed Strategies Fund, Alternative Strategies Fund, and Long Short Equity Strategy Fund

The Fund may also invest in exchange-traded funds ("ETFs"), other pooled investment vehicles, and other derivatives, primarily consisting of index swaps, futures contracts, and options on securities, futures contracts and indices to enable the Fund to pursue its investment objective efficiently in gaining or hedging exposure to various market factors or to better manage its risk and cash positions. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


Commodity-Linked Derivative Investment Risk - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

Conflicts of Interest Risk - The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.


Counterparty Credit Risk - The Fund and certain of the underlying funds may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.


Credit Risk - The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

Currency Risk - The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund

                                                                  PROSPECTUS (3)

and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

Derivatives Risk - The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.


Early Closing Risk - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


Emerging Markets Risk - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

Energy Sector Concentration Risk - To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.


Exchange-Traded Notes ("ETNs") Risk - Certain of the underlying funds may invest in exchange-traded notes. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.


Fixed Income Risk - An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.


Foreign Issuer Exposure Risk - The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


Fund of Funds Risk - By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.


Geographic Concentration in Europe Risk - Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value ("NAV") of the Fund could decline more dramatically as a result of adverse events affecting Europe.

Geographic Concentration in Japan Risk - Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market.

(4)
Growth Stocks Risk - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.


High Yield Risk - Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.


Income Risk - Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and Unit Investment Trusts ("UITs"). For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.


Industry and Real Estate Sector Concentration Risk - The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

Interest Rate Risk - The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

Investment in Investment Companies Risk - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

Investment in the Subsidiary Risk - Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.


Investment Technique Risk - Some of the investment techniques employed by the Fund and certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Issuer Specific Risk - A decrease in the value of the securities of an issuer or guarantor of a debt instrument held by the Fund or certain underlying funds may cause the value of your investment in the Fund to decrease. The value of a security may increase or decrease for a number of reasons which directly relate to the issuer.


Large-Capitalization Securities Risk - The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


Leveraging Risk - The Fund may achieve leveraged exposure and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify

                                                                  PROSPECTUS (5)

any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

Liquidity Risk - In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

Market Risk - The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


Mid-Capitalization Securities Risk - The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

OTC Trading Risk - Certain of the derivatives in which the Fund and certain of the underlying funds may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

Portfolio Turnover Risk - The Fund's strategy and certain of the underlying funds' strategies may frequently involve buying and selling portfolio securities to rebalance the Fund's or underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.


Short Sales Risk - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect certain of the underlying funds' ability to engage in short selling.


Small-Capitalization Securities Risk - The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Stable Price Per Share Risk - Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained and it is possible to lose money.


Tax Risk - Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.


Tracking Error Risk - The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause an underlying fund's and, thus the Fund's, performance to be less than you expect.

(6)

Trading Halt Risk - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


Value Stocks Risk - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

The performance information shown below is based on a calendar year. The year-to-date return for the period from January 1, 2010 through June 30, 2010 is -1.21%.


                               2007     6.94%
                               2008    -9.78%
                               2009     5.77%

Highest Quarter Return                                    Lowest Quarter Return
(quarter ended 09/30/2009) 8.60%              (quarter ended 03/31/2009) -9.14%


AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2009)


The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                           Past 1    Since Inception
                                                                            Year      (06/30/2006)
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                         5.77%         2.28%
Return After Taxes on Distributions                                         5.15%         1.42%
Return After Taxes on Distributions and Sale of Fund Shares                 3.75%         1.47%
Synthetic All-Asset Conservative Strategy Benchmark
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     15.15%         3.81%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       26.46%        -1.52%

MANAGEMENT
INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

                                                                  PROSPECTUS (7)


PORTFOLIO MANAGERS

     o Michael P. Byrum, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     o Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     o Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker- Dealers and Other Financial Intermediaries" on page 22 of this Prospectus.

(8)


ALL-ASSET MODERATE STRATEGY FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - The All-Asset Moderate Strategy Fund (the "Fund") seeks to primarily provide growth of capital and, secondarily, preservation of capital.


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee (ON SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE)
  (AS A PERCENTAGE OF AMOUNT REDEEMED, IF APPLICABLE)                      1.00%


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE
   OF YOUR INVESTMENT)
Management Fees of the Fund                                                 None
Distribution (12b-1) or Shareholder Service Fees                            None
Other Expenses                                                              None
Acquired Fund Fees and Expenses*                                           1.56%
                                                                          ------
Total Annual Fund Operating Expenses                                       1.56%
                                                                          ======

* "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year. As a shareholder in certain funds (the "Acquired Funds"), the Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.



EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
                  $159        $493       $850        $1,856

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 170% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have a moderate allocation to underlying funds that invest in stocks, and a moderate allocation to underlying funds that invest in bonds as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds and unless otherwise noted, each underlying fund listed below is a series of Rydex Series Funds:

                                                                  PROSPECTUS (9)


     o Domestic Equity Funds: Russell 2000(R)2x Strategy Fund, S&P 500 2x Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, NASDAQ-100(R)Fund, Nova Fund, Russell 2000(R)1.5x Strategy Fund, Russell 2000(R)Fund, S&P 500 Fund, U.S. Long Short Momentum Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Security Equity Fund Large Cap Value Fund, Security Equity Fund, Large Cap Growth Fund, Security Equity Fund Mid Cap Value Fund, Security Equity Fund Mid Cap Growth Fund, Security Equity Fund Small Cap Value Fund, and Security Equity Fund Small Cap Growth Fund (the Russell 2000(R) 2x Strategy Fund and S&P 500 2x Strategy Fund are series of Rydex Dynamic Funds) (the Large Cap Value Fund, Security Equity Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, and Small Cap Growth Fund are series of Security Equity Fund)

     o Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, High Yield Strategy Fund, Security Income Fund High Yield Series, Security Income Fund U.S. Intermediate Bond Series, and U.S. Government Money Market Fund (the High Yield Series and U.S. Intermediate Bond Series are series of Security Income Fund)

     o International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, International Long Short Select Fund, and Global Fund (the Global Fund is a series of Security Equity Fund)

     o Alternative and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Long/Short Commodities Strategy Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, Long Short Interest Rate Strategy Fund, Event Driven and Distressed Strategies Fund, Alternative Strategies Fund, and Long Short Equity Strategy Fund

The Fund may also invest in exchange-traded funds ("ETFs"), other pooled investment vehicles, and other derivatives, primarily consisting of index swaps, futures contracts, and options on securities, futures contracts and indices to enable the Fund to pursue its investment objective efficiently in gaining or hedging exposure to various market factors or to better manage its risk and cash positions. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Commodity-Linked Derivative Investment Risk - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

Conflicts of Interest Risk - The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

Counterparty Credit Risk - The Fund and certain of the underlying funds may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

(10)

Credit Risk - The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.


Currency Risk - The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.


Derivatives Risk - The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

Early Closing Risk - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Emerging Markets Risk - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

Energy Sector Concentration Risk To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.


Exchange-Traded Notes ("ETNs") Risk - Certain of the underlying funds may invest in exchange-traded notes. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.


Fixed Income Risk - An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.


Foreign Issuer Exposure Risk - The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


Fund of Funds Risk - By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.


Geographic Concentration in Europe Risk - Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value ("NAV") of the Fund could decline more dramatically as a result of adverse events affecting Europe.

                                                                 PROSPECTUS (11)


Geographic Concentration in Japan Risk - Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market.

Growth Stocks Risk - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

High Yield Risk - Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

Income Risk - Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and Unit Investment Trusts ("UITs"). For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

Industry and Sector Concentration Risk - The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate and/or technology sectors, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate and technology companies also may fluctuate widely in response to such events.


Interest Rate Risk - The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

Investment in Investment Companies Risk - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

Investment in the Subsidiary Risk - Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.


Investment Technique Risk - Some of the investment techniques employed by the Fund and certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Issuer Specific Risk - A decrease in the value of the securities of an issuer or guarantor of a debt instrument held by the Fund or certain underlying funds may cause the value of your investment in the Fund to decrease. The value of a security may increase or decrease for a number of reasons which directly relate to the issuer.

(12)


Large-Capitalization Securities Risk - The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


Leveraging Risk - The Fund may achieve leveraged exposure and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.


Liquidity Risk - In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

Market Risk - The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.


Mid-Capitalization Securities Risk - The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

OTC Trading Risk - Certain of the derivatives in which the Fund and certain of the underlying funds may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

Portfolio Turnover Risk - The Fund's strategy and certain of the underlying funds' strategies may frequently involve buying and selling portfolio securities to rebalance the Fund's or underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

Short Sales Risk - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect certain of the underlying funds' ability to engage in short selling.


Small-Capitalization Securities Risk - The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Stable Price Per Share Risk - Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained and it is possible to lose money.


Tax Risk - Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.


Tracking Error Risk - The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's

                                                                 PROSPECTUS (13)

investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause an underlying fund's and, thus the Fund's, performance to be less than you expect.


Trading Halt Risk - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


Value Stocks Risk - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


The performance information shown below is based on a calendar year. The year-to-date return for the period from January 1, 2010 through June 30, 2010 is -3.34%.

                                2007      6.44%
                                2008    -17.52%
                                2009     12.62%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 09/30/2009) 11.21%              (quarter ended 09/30/2008) -8.48%


AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2009)


The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                           Past 1    Since Inception
                                                                            Year      (06/30/2006)
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                        12.62%          1.76%
Return After Taxes on Distributions                                        11.92%          0.79%
Return After Taxes on Distributions and Sale of Fund Shares                 8.21%          0.97%
Synthetic All-Asset Moderate Strategy Benchmark
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     20.00%          2.22%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       26.46%         -1.52%

(14)


MANAGEMENT
INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     o Michael P. Byrum, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     o Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     o Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker- Dealers and Other Financial Intermediaries" on page 22 of this Prospectus.

                                                                 PROSPECTUS (15)


ALL-ASSET AGGRESSIVE STRATEGY FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - The All-Asset Aggressive Strategy Fund (the "Fund") seeks to primarily provide growth of capital.


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee (ON SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE)
   (AS A PERCENTAGE OF AMOUNT REDEEMED, IF APPLICABLE)                     1.00%


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE
  OF YOUR INVESTMENT)
Management Fees of the Fund                                                 None
Distribution (12b-1) or Shareholder Service Fees                            None
Other Expenses                                                              None
Acquired Fund Fees and Expenses*                                           1.64%
                                                                         -------
Total Annual Fund Operating Expenses                                       1.64%
                                                                         =======

* "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year. As a shareholder in certain funds (the "Acquired Funds"), the Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
                $167          $517         $892          $1,944

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 185% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have an aggressive allocation to underlying funds that invest in stocks, and a lower allocation to underlying funds that invest in bonds as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds and, unless otherwise noted, each underlying fund listed below is a series of Rydex Series Funds:

(16)

     o Domestic Equity Funds: NASDAQ-100(R)2x Strategy Fund, Nova Fund, Russell 2000(R)2x Strategy Fund, S&P 500 2x Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, Russell 2000(R)1.5x Strategy Fund, Russell 2000(R)Fund, S&P 500 Fund, U.S. Long Short Momentum Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Large Cap Value Fund, Security Equity Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, and Small Cap Growth Fund (the NASDAQ-100(R) 2x Strategy Fund, Russell 2000(R) 2x Strategy Fund and S&P 500 2x Strategy Fund are series of Rydex Dynamic Funds) (the Large Cap Value Fund, Security Equity Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, and Small Cap Growth Fund are series of Security Equity Fund)

     o Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, High Yield Strategy Fund, High Yield Series, U.S. Intermediate Bond Series, and U.S. Government Money Market Fund (the High Yield Series and the U.S. Intermediate Bond Series are series of Security Income Fund)

     o International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, International Long Short Select Fund, and Global Fund (the Global Fund is a series of Security Equity Fund)

     o Alternative and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Long/Short Commodities Strategy Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, Long Short Interest Rate Strategy Fund, Event Driven and Distressed Strategies Fund, Alternative Strategies Fund, and Long Short Equity Strategy Fund

The Fund may also invest in exchange-traded funds ("ETFs"), other pooled investment vehicles, and other derivatives, primarily consisting of index swaps, futures contracts, and options on securities, futures contracts and indices to enable the Fund to pursue its investment objective efficiently in gaining or hedging exposure to various market factors or to better manage its risk and cash positions. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


Commodity-Linked Derivative Investment Risk - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

Conflicts of Interest Risk - The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.


Counterparty Credit Risk - The Fund and certain of the underlying funds may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.


Credit Risk - The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

                                                                 PROSPECTUS (17)


Currency Risk - The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.


Derivatives Risk - The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

Early Closing Risk - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Emerging Markets Risk - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

Energy Sector Concentration Risk - To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.


Exchange-Traded Notes ("ETNs") Risk - Certain of the underlying funds may invest in exchange-traded notes. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.


Fixed Income Risk - An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.


Foreign Issuer Exposure Risk - The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


Fund of Funds Risk - By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.


Geographic Concentration in Europe Risk - Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value ("NAV") of the Fund could decline more dramatically as a result of adverse events affecting Europe.

Geographic Concentration in Japan Risk - Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market.

(18)


Growth Stocks Risk - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.


High Yield Risk - Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.


Income Risk - Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and Unit Investment Trusts ("UITs"). For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

Industry and Sector Concentration Risk - The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate and/or technology sectors, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate and technology companies also may fluctuate widely in response to such events.


Interest Rate Risk - The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

Investment in Investment Companies Risk - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

Investment in the Subsidiary Risk - Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.


Investment Technique Risk - Some of the investment techniques employed by the Fund and certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Issuer Specific Risk - A decrease in the value of the securities of an issuer or guarantor of a debt instrument held by the Fund or certain underlying funds may cause the value of your investment in the Fund to decrease. The value of a security may increase or decrease for a number of reasons which directly relate to the issuer.


Large-Capitalization Securities Risk - The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


Leveraging Risk - The Fund may achieve leveraged exposure and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments.

                                                                 PROSPECTUS (19)

The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

Liquidity Risk - In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

Market Risk - The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

Mid-Capitalization Securities Risk - The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

OTC Trading Risk - Certain of the derivatives in which the Fund and certain of the underlying funds may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

Portfolio Turnover Risk - The Fund's strategy and certain of the underlying funds' strategies may frequently involve buying and selling portfolio securities to rebalance the Fund's or underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

Short Sales Risk - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect certain of the underlying funds' ability to engage in short selling.

Small-Capitalization Securities Risk - The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Stable Price Per Share Risk - Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained and it is possible to lose money.


Tax Risk - Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.


Tracking Error Risk - The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause an underlying fund's and, thus the Fund's, performance to be less than you expect.

(20)

Trading Halt Risk - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


Value Stocks Risk - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


The performance information shown below is based on a calendar year. The year-to-date return for the period from January 1, 2010 through June 30, 2010 is -4.56%.

                                2007      6.33%
                                2008    -25.00%
                                2009     18.75%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 09/30/2009) 13.68%             (quarter ended 12/31/2008) -12.34%


AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2009)


The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                           Past 1    Since Inception
                                                                            Year      (06/30/2006)
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                        18.75%         0.76%
Return After Taxes on Distributions                                        18.26%        -0.50%
Return After Taxes on Distributions and Sale of Fund Shares                12.19%        -0.05%
Synthetic All-Asset Aggressive Strategy Benchmark
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     24.39%         0.57%
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       26.46%        -1.52%


MANAGEMENT


INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

                                                                 PROSPECTUS (21)
PORTFOLIO MANAGERS

     o Michael P. Byrum, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     o Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     o Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker- Dealers and Other Financial Intermediaries" on page 22 of this Prospectus.

(22)

PURCHASE AND SALE OF FUND SHARES
--------------------------------------------------------------------------------
The minimum initial investment amounts for accounts held through a third party (e.g., a brokerage account) are:

     o    $1,000 for retirement accounts

     o    $2,500 for all other accounts


Accounts held directly at Rydex|SGI are subject to a minimum account balance of $25,000 for non-managed accounts (including retirement accounts) and $15,000 for accounts managed by financial intermediaries. Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary's minimum initial investment amount and account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Funds except for subsequent investments made via Automated Clearing House ("ACH"). Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at the Funds' next determined NAV calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.


TAX INFORMATION
--------------------------------------------------------------------------------
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------
If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Ask your sales person or visit your financial intermediary's website for more information.

                                                                 PROSPECTUS (23)


MORE INFORMATION ABOUT THE TRUST AND THE FUNDS
--------------------------------------------------------------------------------
Rydex Series Funds (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes the H-Class Shares of the All-Asset Conservative Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Aggressive Strategy Fund (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds").


H-Class Shares of the Funds are sold principally to clients of professional money managers ("financial intermediaries") who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into agreement with the principal underwriter to offer H-Class Shares through a no-load network or platform, and to investors who take part in certain asset allocation investment programs.

INVESTMENT OBJECTIVES
The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.


INVESTMENT STRATEGIES
The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's asset allocation to maintain consistency and predictability.

The Advisor may engage in temporary defensive investing on behalf of each Fund. Each of the Asset Allocation Funds may, but will not necessarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy, if employed, could result in lower return and loss of market opportunity. Thus, when pursuing a temporary defensive strategy, each of the Asset Allocation Funds may not achieve its respective investment objective.

Each Fund is a "fund of funds," which means that each Fund seeks to achieve its investment objective by investing primarily in a combination of funds within the same group of affiliated investment companies, the Rydex|SGI family of Funds (collectively, the "underlying funds"), which are advised by Rydex Advisors, LLC, Rydex Advisors II, LLC, Security Investors, LLC, and Security Global Investors, LLC (together, "Security Global Investors"), and in ETFs instead of in individual securities.


In managing the Asset Allocation Funds, the Advisor uses many of the tenets of Essential Portfolio Theory ("EPT"), an investment theory developed by the Advisor. The theory is based upon a disciplined and diversified approach to investing that attempts to take into account the various factors that influence today's financial markets. EPT attempts to maximize returns for a benchmark-targeted level of risk by investing each Fund's assets in underlying funds comprised of equities, fixed income and money market instruments, alternative asset classes, and alternative investment strategies.

In seeking to achieve the goal of maximizing returns for each Fund's risk level, the Advisor uses quantitative analysis to efficiently allocate across underlying funds (the "optimization process"). The Advisor may make modifications to the optimization process from time to time to take certain qualitative factors into consideration. The Advisor runs the optimization process on a regular basis in order to integrate current market data and reallocate, as necessary, each Fund's asset allocations.

The Asset Allocation Funds seek to integrate many of the central tenets of EPT, which include:

     o Taking advantage of true diversification: Expand upon the traditional asset allocation menu and consider asset classes both positively and negatively correlated to the market, such as commodities, futures, real estate, inverse investments, hedge fund-type strategies such as absolute return, and leveraged or currency products - all of which may help investors achieve a truly diversified portfolio that may reduce risk.

     o Combining leverage with diversification to achieve a targeted risk/return objective: Invest in underlying funds that use leverage to increase exposure to select market indices, freeing up assets to invest in alternative asset classes.

     o Offsetting the constraints of long-only portfolios: Long-only portfolios increase in value only in a rising environment. By adding short or inverse underlying funds to a portfolio - inverse funds, and underlying funds that use options or futures - investors can potentially reduce market risks and create and absolute return strategy.

(24)

     o Moving away from cap-weighting: A cap-weighted portfolio puts the largest weight on the companies that are the biggest. There is more diversification and opportunity if the investments are spread over smaller companies.

     o Incorporating current and forward-looking data: Instead of considering recent historical data and past performance to make projections for future periods, use current information to project future expectations and to optimize returns.

     o Implementing multifactor strategies: When estimating an asset's expected return, consider a variety of factors, such as growth, value, size and momentum.

     o Employing rules-based rebalancing: Use rules- or risk-based rebalancing - putting parameters in place based on portfolio weightings - rather than rebalancing solely upon a preset, calendar based schedule - which may help avoid the risk of over concentration of an asset class in a volatile market.

The Asset Allocation Funds offer three choices for different investment styles in accordance with different target risks. The following table indicates each Fund's typical target allocation and risk, which is how each Fund's investments will be generally allocated among the major asset classes over the long term. It is possible that each Fund's target allocation may differ from these ranges, depending on market conditions or other factors.


                                                              TARGET ALLOCATION
FUND                                            TARGET           RISK RANGE
--------------------------------------------------------------------------------
ALL-ASSET CONSERVATIVE STRATEGY FUND             LOW
Equity                                                             15-60%
Fixed Income/Money Market                                          20-70%
Alternative                                                         0-55%

ALL-ASSET MODERATE STRATEGY FUND               MEDIUM
Equity                                                             20-75%
Fixed Income/Money Market                                          10-60%
Alternative                                                         0-55%

ALL-ASSET AGGRESSIVE STRATEGY FUND              HIGH
Equity                                                             30-90%
Fixed Income/Money Market                                           0-40%
Alternative                                                         0-55%

In general, the All-Asset Conservative Strategy Fund may be appropriate for investors who have low risk tolerance and primarily seek preservation of capital from their investment. The All-Asset Moderate Strategy Fund may be appropriate for investors who have moderate risk tolerance, primarily seek growth from their investment, and are willing to bear some short-term price fluctuations in exchange for potentially higher returns over time. The All-Asset Aggressive Strategy Fund may be appropriate for investors who have an aggressive risk tolerance, primarily seek growth from their investment, and seek to maximize long-term returns with the ability to accept possible significant short or long-term losses.

Most underlying funds have risks associated with them as described either in this Prospectus or each underlying fund's individual prospectus. You also may request an underlying fund's prospectus or Statement of Additional Information by calling Rydex|SGI Client Services at 800.820.0888 or 301.296.5406, or visiting the U.S. Securities and Exchange Commission's website at www.sec.gov.


INVESTMENT RISKS
The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to particular Funds.

Capitalization Securities Risk - The Funds' investments in underlying funds may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large, mid or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in its

                                                                 PROSPECTUS (25)

addition, in comparison to securities of companies with larger capitalizations, securities of small and mediumcapitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

Commodity-Linked Derivative Investment Risk - Certain of the underlying funds' exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

     Index-Linked and Commodity-Linked "Structured" Securities - Certain of the underlying funds invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices, such as the S&P DTI or S&P GSCITM Commodity Index. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as an underlying fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

     The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund or an underlying fund may receive more or less principal than it originally invested. The underlying fund might receive interest payments that are more or less than the stated coupon interest payments.

     Structured Note Risk - Certain of the underlying funds intend to invest in commodity, currency and financial- linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by the Fund or an underlying fund, may lead to increased tracking error. In addition, a highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

Conflicts of Interest Risk - In managing the Fund, the Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so and in allocating Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor is also responsible for managing each of the affiliated underlying funds. The Advisor is legally obligated to disregard the fees payable by underlying funds when making investment decisions. The Trustees and officers of the Fund are also Trustees and officers of the affiliated underlying funds and thus may have conflicting interests in fulfilling their fiduciary duties to both the Fund and the affiliated underlying funds.


Counterparty Credit Risk - The Fund and certain of the underlying funds may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index

(26)

or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments include, among others, total return, index, interest rate, credit default swap agreements, and structured notes. The Fund and certain of the underlying funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund and the affiliated underlying funds will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements, structured notes and other similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund or an underlying fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund and certain of the underlying funds may enter into swap agreements with a limited number of counterparties, and may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sectors.

Credit Risk - Credit risk is the risk that the Fund or underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.


Currency Risk - The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund and certain of the underlying funds may incur transaction costs in connection with conversions between various currencies. The Fund and certain of the underlying funds may, but are not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.


Derivatives Risk - The Fund and certain of the underlying funds may invest a percentage of their assets in derivatives, such as futures and options contracts, to pursue their investment objectives. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund and certain of the underlying funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund and affiliated underlying funds will only enter into futures contracts traded on a CFTC approved futures exchange or board of trade. Futures and options contracts are described in more detail below:


     Futures Contracts - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in

                                                                 PROSPECTUS (27)

     time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund or an underlying fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund or an underlying fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund or an underlying fund.

The risks associated with the Fund's or an underlying fund's use of futures and options contracts include:

     o The Fund or an underlying fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

     o There may be an imperfect correlation between the changes in market value of the securities held by the Fund or an underlying fund and the prices of futures and options on futures.

     o Although the Fund or an underlying fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund or an underlying fund may be unable to close out its futures contracts at a time which is advantageous.

     o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     o Because option premiums paid or received by the Fund or an underlying fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Early Closing Risk - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.


Emerging Markets Risk - Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's(R), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Funds may also be subject to this risk with respect to certain of the underlying funds' investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.


Energy Sector Concentration Risk - The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector and energy sector commodities that certain of the underlying funds, purchase will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the underlying funds' investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.


Exchange-Traded Notes Risk - Certain of the underlying funds may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections

(28)

exists. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If an underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the underlying fund holds its investment in an ETN until maturity, the issuer will give an underlying fund a cash amount that would be equal to principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

Fixed Income Risk - The Fund and certain of the underlying funds may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Fund or an underlying fund having to reinvest the proceeds in lower yielding securities. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. A portfolio with a negative duration will move inversely to a portfolio with a positive duration. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. The Fund or certain of the underlying funds may invest in unrated securities that the Advisor determines are comparable in quality.


Foreign Issuer Exposure Risk - The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund or an underlying fund.

Fund of Funds Risk - The Fund is subject to fund of funds risk. By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds. In order to minimize these expenses, the Fund intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses.

In addition, an underlying fund may buy the same securities that another underlying fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, the Fund investor may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund's transactions in shares of the underlying funds. In addition, certain of the underlying funds may hold common portfolio positions, thereby reducing the diversification benefits
of an asset allocation style. Because the Fund invests most of its assets in underlying Rydex|SGI Funds, the Fund's
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                                                                 PROSPECTUS (29)

investment performance is directly related to the performance of those underlying funds. The performance of those underlying funds, in turn, depends upon the performance of the securities in which they invest.

Geographic Concentration in Europe Risk - Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union
(EMU).


Geographic Concentration in Japan Risk - Targeting Japan could hurt certain of the underlying funds, performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990s and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or erroneous.

Growth Stocks Risk - Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer's earnings and other measures, because investors believe they have greater growth potential. However, there is no guarantee that such an issuer will realize that growth potential. In addition, an investment in growth stocks also may be susceptible to rapid price swings, especially during periods of economic uncertainty or in response to adverse news about the condition of the issuer, such as earnings disappointments. Growth stocks also typically have little or no dividend income to absorb the effect of adverse market conditions.

High Yield Risk - Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of certain underlying funds to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the underlying fund may lose its entire investment, which may adversely affect the value of the Fund's portfolio.

Income Risk - The Fund expects to derive dividend and interest income from certain of its investments. This income can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the Fund's income producing investments may decline which then may adversely affect the Fund's value. The dividend and interest income produced by certain of the Fund's portfolio holdings also may be adversely affected by the particular circumstances and performance of the individual issuers of such investments.

Industry Concentration Risk - The underlying funds may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.


Interest Rate Risk - The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund certain of the underlying funds -- a means of achieving an overall investment objective of principal safety -- reduces the likelihood of price fluctuation.


Investment in Investment Companies Risk - The Fund may purchase shares of investment companies, such as ETFs, UITs, and closed-end investment companies to gain exposure to a particular portion of the market or when

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such investments present a more cost efficient alternative to investing directly in securities. The Funds will regularly invest in other investment companies, including the underlying funds, some of which may also invest in investment companies, and ETFs. When the Fund invests in an investment company, including affiliated underlying funds, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. For example, if an underlying fund sells the same securities another underlying fund is purchasing, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Similarly, an investor in Fund may receive taxable gains as a result of the underlying funds' portfolio transactions in addition to the taxable gains attributable to the Fund's transactions in shares of the underlying funds. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the net asset value of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund and certain of the underlying funds may invest in investment vehicles, such as the Managed Futures Strategy Fund's, Commodities Strategy Fund's, Long/Short Commodities Strategy Fund's, and Multi-Hedge Strategy Fund's respective Subsidiaries, as discussed in another prospectus, or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the regulatory scheme of the Investment Company Act of 1940.

     Exchange-Traded Fund Risk - Certain of the underlying funds may invest to a significant extent in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at net asset value. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the net asset value of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the Investment Company Act of 1940. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

     Investment in the Subsidiary Risk - Certain of the underlying funds may invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, an underlying fund, as an investor in its respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, each underlying fund wholly owns and controls its respective Subsidiary, and the underlying funds and the Subsidiaries are both managed by the Advisor, making it unlikely that the Subsidiaries will take action contrary to the interests of the underlying funds or their shareholders, including the Funds. While the Subsidiaries have their own board of directors that is responsible for overseeing the operations of the Subsidiaries, the underlying funds' Board has oversight responsibility for the investment activities of the underlying funds, including their investments in the Subsidiaries, and each underlying fund's role as the sole shareholder of its respective Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiaries, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the underlying funds in managing each Subsidiary's portfolio. It is not currently expected that shares of the Subsidiaries will be sold or offered to investors other than the underlying funds.

                                                                 PROSPECTUS (31)

     Changes in the laws of the United States and/or the Cayman Islands, under which the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the underlying funds and their shareholders, including the Funds. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay a Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Investment Technique Risk - The Fund and certain of the underlying funds may use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and certain of the underlying funds and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund and certain of the underlying funds to risks different from or possibly greater than the risks associated with investing directly in high yield debt securities, the securities underlying the Fund's derivative investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund and certain of the underlying funds expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund and certain of the underlying funds will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund's position in a particular instrument when desired.

Issuer Specific Risk - The value of a security may increase or decrease for a number of reasons, which directly relate to the issuer. For example, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

Leveraging Risk - The Fund and certain of the underlying funds achieve leveraged exposure through the use of derivative instruments. The more the Fund and certain of the underlying funds, invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund and certain of the underlying funds will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund or an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund or an underlying fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund or an underlying fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's or an underlying fund's investment income, resulting in greater losses. Leverage will also have the effect of magnifying tracking error.


Liquidity Risk - In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund or an underlying fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's or an underlying fund's portfolio, the ability of the Fund or an underlying fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

(32)

Market Risk - The Fund and certain of the underlying funds may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's or an underlying fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or an underlying fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's or an underlying fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.


OTC Trading Risk - Certain of the derivatives in which the Fund and certain of the underlying funds invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund or an underlying fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund and certain of the underlying funds are subject to counterparty credit risk with respect to such derivative contracts.


Portfolio Turnover Risk - The Fund's strategy and certain of the underlying funds' strategies may frequently involve buying and selling portfolio securities to rebalance the Fund's or an underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.


Real Estate Sector Concentration Risk - The risk that the securities of real estate companies that the Fund and certain of the underlying funds purchase will underperform the market as a whole. To the extent that the Fund's or underlying funds' investments are concentrated in real estate companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in real estate companies may also subject the Fund or underlying fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of the underlying funds' investments in REITs.

Short Sales Risk - Short sales are transactions in which certain of the underlying funds, sell a security they do not own. To complete the transaction, an underlying fund must borrow the security to make delivery to the buyer. The underlying fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the underlying fund. If the underlying security goes down in price between the time the underlying fund sells the security and buys it back, the underlying fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the underlying fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the underlying fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the

                                                                 PROSPECTUS (33)

underlying fund must pay to the lender of the security. The underlying fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet an underlying fund's needs for immediate cash or other liquidity. An underlying fund's, and thus, the Fund's, investment performance may also suffer if the underlying fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the underlying fund to deliver the securities the underlying fund borrowed at the commencement of the short sale and the underlying fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the underlying fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when an underlying fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the underlying fund on the investment of the cash generated by the short sale. When the underlying fund sells short an equity security that pays a dividend, the underlying fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the underlying fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the an underlying fund's unrealized gain or reduces an underlying fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that an underlying fund is obligated to pay is greater than the interest earned by an underlying fund on investments, the performance of an underlying fund and thus, the Fund, will be negatively affected. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause an underlying fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.


Stable Price Per Share Risk - Certain of the underlying funds are subject to Stable Price Per Share Risk. Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. Certain of the underlying funds are not bank deposit and are not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

Status as a Regulated Investment Company Risk - The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Please see the Statement of Additional Information under "Special Considerations Applicable to the Funds" for additional discussion of this issue.

Tax Risk - As noted under "Commodity-Linked Derivative Investment Risk" above, certain of the underlying funds, currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments in which the Fund and certain of the underlying funds invest will not be considered qualifying income after September 30, 2006. Affiliated underlying funds will therefore restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income.

Certain of the affiliated underlying funds have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the affiliated underlying funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor believes it can continue to successfully operate affiliated underlying funds in a manner consistent with the affiliated underlying fund's cur-

(34)

rent investment objective by investing in these commodities-linked structured notes. See "Dividends, Distributions and Additional Tax Information" for more information. Certain of the affiliated underlying funds achieve exposure to the commodities markets through an investment in a Subsidiary (see "Investment in the Subsidiaries Risk") which is expected to provide the affiliated underlying funds with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code. The affiliated underlying funds have also received a private letter ruling from the IRS that concludes that income from the affiliated underlying funds' investment in subsidiaries that are structured substantially similarly to the conditions set forth in the rulings will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code.


Technology Sector Concentration Risk - The risk that the securities of issuers in the technology sector that certain of the underlying funds purchase will underperform the market as a whole. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

Tracking Error Risk - The Advisor may not be able to cause the underlying fund's performance to match or correlate that of the underlying fund's benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between the underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause the underlying fund's performance to be less than you expect.

In addition, because certain of the underlying funds are tracking the performance of and underlying index or benchmark on a daily basis, mathematical compounding may prevent the underlying fund from correlating with the monthly, quarterly, annual or other period performance of its underlying index or benchmark. Tracking error may cause the underlying fund's performance to be less than you expect.


Trading Halt Risk - The Fund and certain of the underlying funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund or an underlying fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund or an underlying fund prices its shares may limit the Fund's or an underlying fund's ability to use leverage and may prevent the Fund or an underlying fund from achieving its investment objective. In such an event, the Fund or an underlying fund also may be required to use a "fair value" method to price its outstanding contracts or securities.


Value Stocks Risk - Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. Over time, a value investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock. In addition, a Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

                                                                 PROSPECTUS (35)

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds do not pay the Advisor a management fee.

As part of its agreement with the Trust, the Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.

The Advisor will pay all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, acquired fund fees and expenses, and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend or short interest expenses (if any), any distribution fees or expenses and extraordinary expenses.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the Funds' September 30, 2009 Semi-Annual Report to Shareholders, which covers the period April 1, 2009 to September 30, 2009.


PORTFOLIO MANAGEMENT
The Funds are managed by a team of investment professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.


Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of the Advisor - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with the Advisor since it was founded in 1993. Mr. Byrum was named the President of the Advisor in 2004 and has served as CIO of the Advisor since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R)Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Funds. Mr. Dellapa joined the Advisor in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R)1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became a Portfolio Manager. Prior to joining the Advisor, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

(36)

Ryan A. Harder, CFA, Portfolio Manager - Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
CALCULATING NAV


The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable redemption fees.


Each Fund calculates its NAV by:

     o    Taking the current market value of its total assets

     o    Subtracting any liabilities

     o Dividing that amount by the total number of shares owned by shareholders

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Funds will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI. For more information on these early closings, please call
800.820.0888 or visit the Rydex|SGI web site - www.rydex-sgi.com.


In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.


The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.


Certain of the underlying funds in which the Funds invest have transaction cut-off times that are prior to the Funds' transaction cut-off times. Accordingly, on a daily basis, the Funds' purchase, sale or exchange of underlying fund shares may not occur until the close of normal trading on the NYSE the day after the initial purchase order is entered. The resulting delay may have a negative impact on the performance of the Funds.

More information about the valuation of the Funds' holdings can be found in the SAI.

                                                                 PROSPECTUS (37)


BUYING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
H-Class Shares are offered directly through Rydex Fund Services Inc. and also through authorized securities brokers and other financial intermediaries.


OPENING YOUR ACCOUNT
You will need to open a Rydex|SGI shareholder account to make share transactions
- buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex|SGI Client Services at 800.820.0888 or
301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.


To open an Individual Retirement Account ("IRA") with Rydex|SGI directly, you must transfer an existing IRA (or multiple IRAs) in order to meet the minimum investment amount requirements.


The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex|SGI to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.


If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex|SGI.


TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     o    Attach a copy of the trust document when establishing a trust account.

     o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     o You must provide a street address (Rydex|SGI does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     o    Be sure to sign the application.

     o If you open an account directly with Rydex|SGI you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.


TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early - or as otherwise permitted by the U.S. Securities and Exchange Commission - the Funds reserve the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and Rydex will post advance notice of early closings at www.rydex-sgi.com.

TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Funds' transfer agent, distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.

(38)


--------------------------------------------------------------------------------
METHOD                          CUT-OFF TIME
--------------------------------------------------------------------------------
By Mail                         4:00 PM ET or earlier market close
--------------------------------------------------------------------------------
By Phone                        4:00 PM ET or earlier market close
--------------------------------------------------------------------------------
By Internet                     4:00 PM ET or earlier market close
--------------------------------------------------------------------------------
By Financial Intermediary       4:00 PM ET or earlier market close*
--------------------------------------------------------------------------------


* Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.


EARLY TRANSACTION CUT-OFF TIMES
On any day that the Funds calculate NAV earlier than normal, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.


TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. For more information about your financial intermediary's rules and procedures, you should contact your financial intermediary directly.


BUYING FUND SHARES
--------------------------------------------------------------------------------
Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The Funds charge a 1.00% redemption fee on redemptions of shares made within thirty (30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" below for more information.


PURCHASE PROCEDURES
The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.

Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:

                                                                 PROSPECTUS (39)

------------------------------------------------------------------------------------------------------------------------------------
                                                   INITIAL PURCHASE                                SUBSEQUENT PURCHASES
                                ----------------------------------------------------------------------------------------------------
                                Complete the account application that                Complete the Rydex|SGI investment slip
                                corresponds to the type of account you are           included with your quarterly statement or
                                opening.                                             send written purchase instructions that
                                                                                     include:
                                o MAKE SURE TO DESIGNATE THE RYDEX|SGI
                                  FUND(S) YOU WANT TO PURCHASE.                      o YOUR NAME


                                o MAKE SURE YOUR INVESTMENT MEETS THE                o YOUR SHAREHOLDER ACCOUNT NUMBER
                                  ACCOUNT MINIMUM.
                                                                                     o THE RYDEX|SGI FUND(S) YOU WANT TO
                                                                                       PURCHASE.
BY MAIL
                                ----------------------------------------------------------------------------------------------------
IRA and other retirement                                   Make your check payable to RYDEX|SGI.
accounts require                ----------------------------------------------------------------------------------------------------
additional paperwork.                      Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
                                ----------------------------------------------------------------------------------------------------
                                         Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.
Call Rydex|SGI Client
Services to request a                        IF YOU DO NOT SPECIFY WHICH RYDEX|SGI FUND(S) YOU WANT TO PURCHASE,
Retirement Account                   YOUR INVESTMENT WILL BE CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS
Investor application kit.                                   OFFERED IN A SEPARATE PROSPECTUS.
                                ----------------------------------------------------------------------------------------------------
                                      Mail your application and check to:                 Mail your written purchase instructions
                                                                                                       and check to:
                                ----------------------------------------------------------------------------------------------------
                                                                        MAILING ADDRESSES:
                                ----------------------------------------------------------------------------------------------------
                                              STANDARD DELIVERY                                    OVERNIGHT DELIVERY
                                ----------------------------------------------------------------------------------------------------
                                                  Rydex|SGI                                              Rydex|SGI
                                               Attn: Ops. Dept.                                       Attn: Ops. Dept.
                                               P.O. Box 758567                                       200 SW 6th Street
                                            Topeka, KS 66675-8567                                  Topeka, KS 66603-3704
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   INITIAL PURCHASE                                SUBSEQUENT PURCHASES
                                ----------------------------------------------------------------------------------------------------
                                Submit new account paperwork, and then call          Be sure to designate in your wire instructions
                                Rydex|SGI to obtain your account number.             the Rydex|SGI Fund(s) you want to purchase.

                                o MAKE SURE TO DESIGNATE THE RYDEX|SGI
                                  FUND(S) YOU WANT TO PURCHASE.

                `               o MAKE SURE YOUR INVESTMENT MEETS THE
                                  ACCOUNT MINIMUM.
                                ----------------------------------------------------------------------------------------------------
                                To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU
                                SHOULD CALL RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE
                                TRANSACTION CUT-OFF TIME FOR THE RYDEX|SGI FUND(S) YOU ARE PURCHASING:
BY WIRE
                                o Account Number
RYDEX|SGI CLIENT
SERVICES PHONE NUMBER:          o Fund Name
800.820.0888
OR                              o Amount of Wire
301.296.5406
                                o Fed Wire Reference Number (upon request)

                                You will receive a confirmation number to verify that your purchase order has been accepted.

                                IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER MAY
                                NOT BE PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.
                                ----------------------------------------------------------------------------------------------------
                                WIRE INSTRUCTIONS:

                                U.S. Bank
                                Cincinnati, OH
                                Routing Number: 0420-00013
                                For Account of: Rydex|SGI
                                Account Number: 48038-9030
                                [Your Name]
                                [Your shareholder account number]

                                IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT MAY BE
                                CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN A SEPARATE
                                PROSPECTUS.
------------------------------------------------------------------------------------------------------------------------------------

(40)

------------------------------------------------------------------------------------------------------------------------------------
                                                   INITIAL PURCHASE                                SUBSEQUENT PURCHASES
                                ----------------------------------------------------------------------------------------------------
                                Submit new account paperwork, and then call          SUBSEQUENT PURCHASES MADE VIA ACH MUST
                                Rydex|SGI to obtain your account number. Be          BE A MINIMUM OF $20. To make a subsequent
                                sure to complete the "Electronic Investing via       purchase send written purchase instructions
                                ("ACH")" section. Then, fax it to Rydex|SGI          that include:
                                (ONLY Individual, Joint and UGMA/UTMA
                                accounts may be opened by fax).                      o YOUR NAME
BY ACH (FAX)
                                o MAKE SURE TO INCLUDE A LETTER OF INSTRUC-          o YOUR SHAREHOLDER ACCOUNT NUMBER
RYDEX|SGI FAX NUMBER:             TION REQUESTING THAT WE PROCESS YOUR
301.296.5103                      PURCHASE BY ACH.                                   o THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE

                                o MAKE SURE TO DESIGNATE THE RYDEX|SGI               o ACH BANK INFORMATION (IF NOT ON RECORD).
                                  FUND(S) YOU WANT TO PURCHASE.

                                o MAKE SURE YOUR INVESTMENT MEETS THE
                                  ACCOUNT MINIMUM.
------------------------------------------------------------------------------------------------------------------------------------
BY ACH
(INTERNET)                                       Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com
------------------------------------------------------------------------------------------------------------------------------------

CANCELLED PURCHASE ORDERS
Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

     o    if your bank does not honor your check for any reason

     o    if the transfer agent (Rydex|SGI) does not receive your wire transfer

     o    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

     o    if your bank does not honor your ACH transfer

If your purchase order is cancelled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund(s) may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund(s) NAV decreases in value from the time of your order to the time of its cancellation, the Fund(s) will hold you liable for any losses that it incurs as a result of your cancelled order.


SELLING FUND SHARES
--------------------------------------------------------------------------------
Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary. The Funds charge a 1.00% redemption fee on redemptions of shares made within thirty
(30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" for more information. The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.


REDEMPTION PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by:

                                                                 PROSPECTUS (41)

--------------------------------------------------------------------------------------------------------
                                        STANDARD DELIVERY               OVERNIGHT DELIVERY
                                ------------------------------------------------------------------------
MAIL                                       Rydex|SGI                         Rydex|SGI
                                        Attn: Ops. Dept.                  Attn: Ops. Dept.
                                        P.O. Box 758567                  200 SW 6th Street
                                     Topeka, KS 66675-8567             Topeka, KS 66603-3704
--------------------------------------------------------------------------------------------------------
FAX                             301.296.5103
                                If you send your redemption order by fax, you must call Rydex|SGI Client
                                Services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.
--------------------------------------------------------------------------------------------------------
TELEPHONE                       800.820.0888 or 301.296.5406 (not available for retirement accounts)
--------------------------------------------------------------------------------------------------------

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     o    your name

     o    your shareholder account number

     o    Fund name(s)

     o    dollar amount or number of shares you would like to sell

     o whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     o    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for 10 business days before a payment of redemption proceeds may be made.

All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be in writing and must include a signature guarantee and may not be faxed.

SIGNATURE GUARANTEES
Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.

LOW BALANCE ACCOUNTS
To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account

(42)

minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum account balance. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.


EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of H-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund for Shares or H-Class Shares (or Investor Class Shares or Advisor Class Shares, if applicable) of any other Rydex Series Fund or Rydex Dynamic Fund on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex|SGI Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cutoff time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Series Funds and Rydex Dynamic Funds" for additional information. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send exchange requests to Rydex|SGI by:

--------------------------------------------------------------------------------------------------------
                                        STANDARD DELIVERY               OVERNIGHT DELIVERY
                                ------------------------------------------------------------------------
MAIL                                       Rydex|SGI                         Rydex|SGI
                                        Attn: Ops. Dept.                  Attn: Ops. Dept.
                                        P.O. Box 758567                  200 SW 6th Street
                                     Topeka, KS 66675-8567             Topeka, KS 66603-3704
--------------------------------------------------------------------------------------------------------
FAX                             301.296.5101
                                If you send your exchange request by fax, you must call Rydex|SGI Client
                                Services at 800.820.0888 to verify that your fax was received and when it will be processed.
--------------------------------------------------------------------------------------------------------
TELEPHONE                       800.820.0888 or 301.296.5406
--------------------------------------------------------------------------------------------------------
INTERNET                        Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com
--------------------------------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     o    your name

     o    your shareholder account number

     o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     o dollar amount, number of shares or percentage of Fund position involved in the exchange

     o signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.


EXCHANGES WITH OTHER RYDEX SERIES FUNDS AND RYDEX DYNAMIC FUNDS
On any Business Day, investors may make exchanges of H-Class Shares of the Funds for H-Class Shares (or Investor Class Shares or Advisor Class Shares, if applicable) of any Rydex Series Fund or Rydex Dynamic Fund not offered in this Prospectus. While most Rydex Series Funds and all of the Rydex Dynamic Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, certain Rydex Series

                                                                 PROSPECTUS (43)

Funds, including the Funds in this Prospectus, do not allow unlimited trading. If you are contemplating an exchange for shares of any Rydex|SGI Fund not offered in this Prospectus, you should obtain and review that Rydex|SGI Fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling 800.820.0888 or
301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.


ACCOUNT POLICIES
--------------------------------------------------------------------------------
SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any nonresident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.


TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their transfer agent, are responsible for internet transactions that are not received.


During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities

(44)

emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS
You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.


RYDEX|SGI EXPRESS LINE - 1(800) 717-7776
You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.


SERVICE AND OTHER FEES
Rydex|SGI may charge the following administrative fees on accounts held directly through the Funds' transfer agent for services associated with the following:


     o    $15 for wire transfers of redemption proceeds under $5,000


     o    $50 on purchase checks returned for insufficient funds

     o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     o $15 for standard overnight packages (fee may be higher for special delivery options)

     o    $25 for bounced drafts or ACH transactions

     o    $15 per year for low balance accounts

     o Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), and Rydex|SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex|SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account. If you liquidate your account during the year any unpaid annual maintenance fee will be deducted at that time.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, and 403(b). This fee will be deducted from the proceeds of your redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Unlike most other Rydex Funds, the Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks

                                                                 PROSPECTUS (45)

posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.


Redemption Fee Policy. In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Board of Trustees has approved a 1.00% redemption fee to be imposed uniformly on all Fund shares redeemed within thirty (30) days of the date of purchase (including shares of the Funds that are acquired through an exchange) subject to the limitations discussed below. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Funds. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Funds have been held, the Funds assume that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and system limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Funds may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

Redemption Fee Waivers. The Funds reserve the right to waive the redemption fee in their discretion where either the Funds believe such waiver is in the best interests of the Funds, including, but not limited to, certain categories of redemptions that the Funds reasonably believe may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include (i) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; (v) retirement loans and withdrawals; (vi) redemptions in accounts participating in certain approved asset allocation programs; and (vii) transactions by certain qualified fund of funds. A qualified fund of fund(s) is a mutual fund or other collective investment vehicle that either applies the Funds' frequent trading and/or redemption fee policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Rydex Funds' Chief Compliance Officer. Qualified fund of funds include fund of fund(s) advised by the Advisor.

For purposes of applying the Funds' policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Funds. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.


RIGHTS RESERVED BY THE FUND
The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds or in cases where the Funds are requested or compelled to do

(46)
so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
H-CLASS SHARES
The Funds have adopted a Distribution Plan and a Shareholder Services Plan applicable to H-Class Shares, but generally do not pay distribution or shareholder service fees to the Distributor, which may not exceed 0.25% of the average daily net assets of a Fund. Instead, the affiliated underlying funds have adopted a distribution plan applicable to A-Class Shares, in which the Funds invest, that allows each affiliated underlying fund to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). The affiliated underlying funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets of A-Class Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940. If a Service Provider provides distribution or shareholder services, the Distributor generally will, in turn, pay the Service Provider for the services it provides at an annual rate not to exceed 0.25% of the average daily net assets of A-Class Shares of the affiliated underlying funds. Because the affiliated underlying funds pay these fees out of assets on an ongoing basis, over time these fees may cost the Fund more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS
The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.


DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION
--------------------------------------------------------------------------------
The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action.

                                                                (PROSPECTUS (47)

You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUNDS
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as each Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income and subject to certain limitations.

     o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Funds from U.S. corporations, subject to certain limitations.


     o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gainis are currently taxed at a maximum on 15%


     o Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.

     o The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.


     o Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds. In addition, the Funds may be able to pass along a tax credit for foreign income taxes that they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.


TAX STATUS OF SHARE TRANSACTIONS
Each sale, exchange, or redemption of Fund shares may be a taxable event to you. For tax purposes, an exchange of Fund shares for shares of a different Rydex Dynamic or Rydex Series Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS
The Funds are not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

(48)
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of operations of that Fund's H-Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the years ended March 31, 2010, 2009, 2008 and 2007 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose reports, along with the financial statements and related notes, appear in the Funds' 2010 Annual Report. The 2010 Annual Report is available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2010 Annual Report is incorporated by reference in the SAI.

                                                                 PROSPECTUS (49)
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                                                                RATIOS TO
                                                                                           AVERAGE NET ASSETS:
                                                                                           -------------------
                                      NET REALIZED    NET INCREASE
                NET ASSET    NET           AND          (DECREASE)    DISTRIBUTIONS  DISTRIBUTIONS
                  VALUE, INVESTMENT    UNREALIZED     IN NET ASSET       FROM NET      FROM NET
                BEGINNING  INCOME    GAINS (LOSSES)  VALUE RESULTING   INVESTMENT      REALIZED        TOTAL
YEAR ENDED      OF PERIOD (LOSS)+    ON INVESTMENTS  FROM OPERATIONS INCOME[diamond] GAINS[diamond] DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------
ALL-ASSET CONSERVATIVE STRATEGY FUND H-CLASS
   MARCH 31, 2010 $ 8.65   $ .12         $ 1.52          $ 1.64          $ (.16)         $ (.01)      $ (.17)
   March 31, 2009  10.75     .31          (2.11)          (1.80)           (.14)           (.16)        (.30)
   March 31, 2008  10.71     .25            .13             .38            (.22)           (.14)        (.36)
   March 31, 2007* 10.00     .15            .62             .77            (.09)             --         (.09)

ALL-ASSET MODERATE STRATEGY FUND H-CLASS
   MARCH 31, 2010   7.94     .08           1.99            2.07            (.17)           (.01)        (.18)
   March 31, 2009  10.18     .16          (2.26)          (2.10)           (.02)           (.12)        (.14)
   March 31, 2008  10.56     .13           (.20)           (.07)           (.12)           (.19)        (.31)
   March 31, 2007* 10.00     .18            .79             .97            (.10)           (.32)        (.42)

ALL-ASSET AGGRESSIVE STRATEGY FUND H-CLASS
   MARCH 31, 2010   6.97     .04           2.39            2.43            (.10)           (.01)        (.11)
   March 31, 2009   9.69     .11          (2.60)          (2.49)           (.22)           (.01)        (.23)
   March 31, 2008  10.29     .08           (.46)           (.38)           (.06)           (.16)        (.22)
   March 31, 2007* 10.00     .15            .87            1.02            (.10)           (.64)        (.74)

(TABLE CONTINUED)

              NET ASSET                          NET                   NET ASSETS,
  REDEMPTION    VALUE,      TOTAL             INVESTMENT  PORTFOLIO      END OF
     FEES      END OF     INVESTMENT   TOTAL    INCOME    TURNOVER    PERIOD (000'S
   COLLECTED   PERIOD     RETURN+++  EXPENSES++ (LOSS)      RATE         OMITTED)
----------------------------------------------------------------------------------

   $ --ss.    $10.12       19.00%     0.00%     1.28%       174%       $ 4,667
     --ss.      8.65     (17.03)%     0.00%     3.14%       230%         3,022
    .02        10.75        3.69%     0.01%     2.28%       119%         7,014
    .03        10.71        8.04%     0.01%**   1.93%**     105%         3,634


     .01        9.84       26.18%     0.00%     0.92%       170%         7,660
      --ss.     7.94     (20.75)%     0.00%     1.73%       220%         6,279
      --ss.    10.18      (0.75)%     0.01%     1.22%       125%        11,359
     .01       10.56        9.90%     0.00%**   2.32%**      66%         8,623


     --ss.      9.29      34.86%      0.00%     0.53%        185%        3,630
     --ss.      6.97    (25.92)%      0.02%     1.22%        278%        3,240
     --ss.      9.69     (3.87)%      0.01%     0.80%        120%        4,447
    .01        10.29      10.48%      0.00%**   1.94%**       92%        6,486

*    SINCE THE COMMENCEMENT OF OPERATIONS: JUNE 30, 2006.
**   ANNUALIZED
+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING.
++   DOES NOT INCLUDE EXPENSES OF THE UNDERLYING FUNDS IN WHICH THE FUNDS
     INVEST.
+++ TOTAL INVESTMENT RETURN DOES NOT REFLECT THE IMPACT OF ANY APPLICABLE SALES CHARGES AND HAS NOT BEEN ANNUALIZED.
[diamond] FOR FINANCIAL REPORTING PURPOSES, CERTAIN DISTRIBUTIONS FROM NET
     INVESTMENT INCOME FOR FEDERAL INCOME TAX PURPOSES HAVE BEEN RECLASSIFIED TO DISTRIBUTIONS FROM REALIZED GAINS.
ss.  LESS THAN $.01 PER SHARE.

*    Since the commencement of operations: June 30, 2006.
**   Annualized
+    Calculated using the average daily shares outstanding.
++ Does not include expenses of the underlying funds in which the Funds invest.
+++ Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.
[diamond] For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
ss.  Less than $.01 per share.

(50)

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
Additional and more detailed information about the Funds is included in the SAI dated August 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section,Washington, D.C. 20549-0102, or by emailing the SEC at the following address: publicinfo@ sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling
800.820.0888 or 301.296.5100, visiting the Rydex|SGI web site at www.rydex-sgi.com, or writing to Rydex|SGI Series Funds, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or Rydex|SGI. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-07584.

                                                                 PROSPECTUS (51)
This page intentionally left blank.

(52)
This page intentionally left blank.

RYDEX|SGI
SECURITY GLOBAL INVESTORS(SM)
9601 Blackwell Road
Suite 500
Rockville, MD 20850
800.820.0888
www.rydex-sgi.com


REPTH-1-0810x0811

                                                         RYDEX |SGI SERIES FUNDS
                                           A-CLASS AND C-CLASS SHARES PROSPECTUS

                                                                  AUGUST 1, 2010

                                                                    ALTERNATIVES
                                                     Global 130/30 Strategy Fund
                                               (A-Class: RYASX) (C-Class: RYQCX)

                                   (GRAPHIC)

                                                                (RYDEX|SGI LOGO)
                                                   SECURITY GLOBAL INVESTORS(SM)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY

(INCLUDES FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, MANAGEMENT, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)

   ALTERNATIVE FUND
   GLOBAL 130/30 STRATEGY FUND ............................................    1
MORE INFORMATION ABOUT THE TRUST AND THE FUND .............................    5
MANAGEMENT OF THE FUND ....................................................   11
SHAREHOLDER INFORMATION ...................................................   13
BUYING, SELLING AND EXCHANGING FUND SHARES ................................   13
SALES CHARGES .............................................................   15
   A-CLASS SHARES .........................................................   15
   C-CLASS SHARES .........................................................   17
BUYING FUND SHARES ........................................................   17
SELLING FUND SHARES .......................................................   20
EXCHANGING FUND SHARES ....................................................   21
ACCOUNT POLICIES ..........................................................   22
DISTRIBUTION AND SHAREHOLDER SERVICES .....................................   25
DIVIDENDS AND DISTRIBUTIONS ...............................................   26
ADDITIONAL TAX INFORMATION ................................................   26
FINANCIAL HIGHLIGHTS ......................................................   28
ADDITIONAL INFORMATION ....................................................   30

                                  PROSPECTUS 1


GLOBAL 130/30 STRATEGY FUND

INVESTMENT OBJECTIVE - The Global 130/30 Strategy Fund (the "Fund") seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 15 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.


                                                                   A-CLASS   C-CLASS
                                                                   -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                               4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
purchase price or current market value, whichever is less)           None      1.00%
Redemption Fee (on shares redeemed within 30 days of purchase)
   (as a percentage of amount redeemed, if applicable)               1.00%     1.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                      1.05%     1.05%
Distribution and Shareholder Service (12b-1) Fees                    0.25%     1.00%
Total Other Expenses                                                 1.85%     1.93%
   Short Dividend Expense                                            0.99%     1.02%
   Remaining Other Expenses                                          0.86%     0.91%
                                                                     ----      ----
Total Annual Fund Operating Expenses                                 3.15%     3.98%
                                                                     ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $778     $1,400    $2,046    $3,768
C-CLASS SHARES    $500     $1,212    $2,041    $4,189

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $400     $1,212    $2,041    $4,189


PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 432% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund principally invests in long and short positions of common stock of companies from all over the world including those located or doing business in emerging markets that generally have a minimum market capitalization of $750 million, although the Fund may invest in companies with smaller market capitalizations. The Fund will hold long securities that the Sub-Advisor believes will outperform the market, and will sell short securities expected to underperform the market. The decision to purchase, hold or short a security is primarily driven by a bottom-up fundamental research process in which the Sub-Advisor focuses on analyzing individual companies rather than the industry in which a company operates or the market as a whole.

The Fund also may invest in initial public offerings ("IPOs"), other investment companies, American Depositary Receipts ("ADRs"), and derivative instruments including, but not limited to, futures contracts, swaps and options on securities, securities indices, and futures contracts. Certain of the Fund's derivative instruments may be traded in the over-the-counter ("OTC") market. The Fund may invest up to 100% of its assets in securities of foreign issuers depending upon market conditions. The Fund also may engage in frequent and active trading of portfolio securities to achieve its investment objective. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct significant trading activity at or just prior to the close of the U.S. and foreign financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.


PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

                                  PROSPECTUS 3



INVESTMENT TECHNIQUE RISK - The Sub-Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


LEVERAGING RISK - The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.


LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor or Sub-Advisor may be required to fair value the investments.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.


PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund's performance to be less than you expect.


SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to April 1, 2009, the Fund sought to achieve its objective using a different investment strategy; therefore, the performance and average annual total returns shown for periods prior to April 1, 2009 may have differed had the Fund's current investment strategy been in effect during those periods.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -8.55%.

                                   (BAR CHART)

2003    31.41%
2004    13.93%
2005     6.81%
2006    14.04%
2007    -5.95%
2008   -38.63%
2009    12.35%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2003) 16.02%             (quarter ended 12/31/2008) -23.58%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                   Past      Past    Since Inception
A-CLASS SHARES                                                     1 Year   5 Years     (3/31/2004)
--------------                                                     ------   -------   ---------------
Return Before Taxes                                                      7.83%   -4.83%        -2.61%
Return After Taxes on Distributions                                      7.80%   -6.23%        -4.03%
Return After Taxes on Distributions and Sale of Fund Shares              5.09%   -4.29%        -2.48%
MSCI World Index (reflects no deduction for fees, expenses or taxes)    29.99%    2.01%         3.73%

                                                                    Past      Past    Since Inception
C-CLASS SHARES                                                       1 Year   5 Years     (9/23/2002)
--------------                                                     ------   -------   ---------------
Return Before Taxes                                                     11.35%   -4.61%         3.04%
Return After Taxes on Distributions                                     11.32%   -6.07%         1.76%
Return After Taxes on Distributions and Sale of Fund Shares              7.38%   -4.11%         2.35%
MSCI World Index (reflects no deduction for fees, expenses or taxes)    29.99%    2.01%         8.38%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISOR - Security Global Investors, LLC ("SGI" or the "Sub-Advisor") serves as the investment sub-adviser of the Fund. The Sub-Advisor is an affiliate of the Advisor.

PORTFOLIO MANAGERS

     - DAVID WHITTALL, Portfolio Manager, Global Equities - Mr. Whittall has been associated with Security Global Investors, LLC since 2004.

     - SCOTT KLIMO, CFA, Portfolio Manager, Global Equities - Mr. Klimo has been associated with Security Global Investors, LLC since 2001.

     - MARK KRESS, CFA, Portfolio and Risk Manager - Mr. Kress has been associated with Security Global Investors, LLC since 2001.

     - YON PERULLO, CFA, Portfolio and Risk Manager - Mr. Perullo has been associated with Security Global Investors, LLC since 2007.

                                  PROSPECTUS 5


PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amounts and account balance requirements for A-Class Shares or C-Class Shares are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts

Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House ("ACH").

Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

Single direct purchases of C-Class Shares of the Fund in an amount of $1 million or more will be placed into A-Class Shares of the Fund. C-Class Share purchases of $1 million or more placed through a Financial Intermediary will be subject to any share class restrictions imposed by the Intermediary.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at the Fund's next determined net asset value ("NAV") calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

TAX INFORMATION - Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES - If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT THE TRUST AND THE FUND

Rydex Series Funds (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds that are grouped into several categories according to each fund's investment strategy. This Prospectus describes the A-Class Shares and C-Class Shares of the Fund.

A-Class Shares and C-Class Shares of the Fund are sold through broker-dealers and other financial institutions ("financial intermediaries") whose clients take part in certain asset allocation investment programs. Investors may exchange shares of the Fund through their financial intermediary or directly through the Rydex web site - www.rydex-sgi.com - or over the phone.

INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES

In constructing a portfolio for the Fund, the Sub-Advisor employs quantitative and qualitative research methods to evaluate an investment universe of approximately 5,000 of the largest companies in the world to determine the most promising investment opportunities for the Fund. As part of this process, the Sub-Advisor evaluates a company's growth, profitability, and valuation characteristics (e.g., price-to-earnings ratios, growth rates and earnings estimates).

In determining whether to buy or short a security, the Sub-Advisor uses a bottom-up fundamental research process in which it focuses on analyzing individual companies rather than the industry in which a company operates or the market as a whole. Once the investment universe has been narrowed, the Sub-Advisor focuses on the outliers within each economic sector represented in the investment universe and conducts a more intensive investment analysis to group the remaining stocks into two categories: (1) those which provide the greatest promise for out-performance (long positions) and (2) those which provide the greatest promise for underperformance (short positions). The Sub-Advisor then constructs the Fund's portfolio by selecting certain of these stocks while considering sector weights and overall risk control. Generally, the long and short positions are matched on a variety of risk characteristics in order to abate the overall portfolio's exposure to systematic risk normally associated with global equity investing.

When the Fund engages in a short sale of a security, it sells a stock that it does not own and settles the sale by borrowing the same stock from a lender. To close out the short position, the Fund must purchase the same stock in the market and return it to the lender. If the market price of the security decreases between the time the Fund borrowed it and when the Fund purchased the stock in the market, the Fund will earn money on the short sale. Conversely, if the price of the stock increases after the Fund borrows it, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. When the Fund settles a short sale, the broker effecting the short sale generally holds the proceeds of the short sale as collateral securing the Fund's obligation to cover the short position. The Fund may use this cash to purchase additional securities, which will allow the Fund to maintain long positions in excess of 100% of the Fund's net assets. This investment technique is known as "leverage." When the Fund does this, it is required to pledge additional collateral as security to the broker and is subject to constraints designed to limit the amount of loss from such leverage. The Sub-Advisor may sell a long position or close out a short position for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summary along with additional risk information.

CAPITALIZATION SECURITIES RISK - The Fund's investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, E.G., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund's portfolio may underperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.


COUNTERPARTY CREDIT RISK - The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, credit default swap agreements, and structured notes. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor and Sub-Advisor believe that the other party to the transaction is creditworthy. The use of swap agreements, structured notes and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties. Swap agreements and structured notes also may be considered to be illiquid.

                                  PROSPECTUS 7


To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK - The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a CFTC approved futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

     - The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

     - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.


EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments both in the U.S. and abroad on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.


EMERGING MARKETS RISK - Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's(R), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.


INVESTMENT IN INVESTMENT COMPANIES RISK - The Fund may purchase shares of investment companies, such as ETFs, unit investment trusts, and closed-end investment companies to gain exposure to a particular portion of the market or when such investments present a more cost efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, in part

                                  PROSPECTUS 9


because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund may invest in other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the regulatory scheme of the Investment Company Act of 1940.

     EXCHANGE-TRADED FUND RISK - The Fund may invest to a significant extent in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund from time to time may invest in exchange-traded investment funds that are not registered pursuant to the Investment Company Act of 1940. Such exchange-traded products may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

INVESTMENT TECHNIQUE RISK - The Sub-Advisor does not use techniques or defensive strategies designed to protect the value of the Fund in response to adverse economic, political, or market conditions, such as periods of high market volatility or general market decline. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


LEVERAGING RISK - The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor or Sub-Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

MARKET RISK - The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK - To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund invests, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the

                                 PROSPECTUS 11


lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Fund. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee for the fiscal year ended March 31, 2010 at an annualized rate based on the average daily net assets of the Fund, as set forth below:

FUND                               ADVISORY FEE
----                               ------------
GLOBAL 130/30 STRATEGY FUND ....       1.05%

The Fund is sub-advised by SGI. The Advisor pays the Sub-Advisor out of the advisory fees it receives. The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor.

The Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Fund and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board's August 2009 approval of the Fund's investment advisory agreement is available in the Fund's September 30, 2009 Semi-Annual Report to Shareholders, which covers the period April 1, 2009 to September 30, 2009.

INVESTMENT SUB-ADVISOR

SGI, an investment adviser registered with the U.S. Securities and Exchange Commission (the "SEC"), is located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164, and serves as investment sub-adviser to the Fund. SGI and the Advisor are affiliates and are subsidiaries of the Security Benefit Corporation.

A discussion regarding the basis for the Board's August 2009 approval of the Fund's investment sub-advisory agreement is available in the September 30, 2009 Semi-Annual Report to Shareholders, which covers the period from April 1, 2009 to September 30, 2009.

PORTFOLIO MANAGEMENT

On a day-to-day basis, the four individuals listed below are jointly and primarily responsible for the management of the Fund.

DAVID WHITTALL, Portfolio Manager, Global Equities - Mr. Whittall joined the Sub-Advisor's global equity team in 2004, bringing 20 years of professional international experience to SGI. Mr. Whittall started his investment career as an analyst in Hong Kong. He was an associate director and the head of China Equity Research at Baring Securities (HK) LTD. During this time, he was included in Institutional Investor's "All Asia Research Team." Mr. Whittall returned to the U.S. and launched his investment management career in 1994 as an analyst in international equities at Montgomery Asset Management in San Francisco. David holds a B.A. in Asian Studies (Mandarin Chinese and Economics) from the University of California at Berkeley. He was the recipient of the UC Regent's Scholarship for study abroad and attended Beijing University in the People's Republic of China from 1987 to 1988. Mr. Whittall speaks Mandarin Chinese and French. Mr. Whittall, along with Mr. Klimo, is jointly responsible for the daily stock picks of the Fund.

SCOTT KLIMO, CFA, Portfolio Manager, Global Equities - Mr. Klimo joined the Sub-Advisor's global equity team in 2002, bringing over 20 years of professional and international investment experience to SGI. Mr. Klimo started his investment career as an analyst in Hong Kong. He also worked in China, Thailand, Malaysia and Indonesia before returning to the U.S. and launching his investment management career in 1998 as an assistant portfolio manager, international equities with the State of Wisconsin Investment Board. Scott holds a B.A. in Asian Studies from Hamilton College in New York and has done post-graduate language study at the Chinese University of Hong Kong and the National Taiwan Normal University. In addition to speaking, reading and writing Mandarin Chinese, he also speaks Thai. Scott is a Chartered Financial Analyst. Mr. Klimo, along with Mr. Whittall, is jointly responsible for the daily stock picks of the Fund.

MARK KRESS, CFA, Portfolio and Risk Manager - Mr. Kress joined the Sub-Advisor's global equity team in 2001, bringing over 10 years of investment experience developing and maintaining systems specific to investment processes to SGI. Prior to joining SGI, Mark was an analyst at Trinity Equity Management, a San Francisco-based investment advisory firm where he developed and implemented the firm's investment process incorporating quantitative screening models and risk management procedures. From 1996 to 1999, Mr. Kress served as a Senior Consultant at FactSet Research Systems, where he worked with a variety of portfolio managers assisting in the development of proprietary investment strategies using the FactSet platform. Mark holds a B.S. degree in Managerial Economics from the University of California at Davis and an M.B.A. from the University of California at Berkeley Haas School of Business. He is a Chartered Financial Analyst. Mr. Kress, along with Mr. Perullo, is jointly responsible for risk management analysis and the implementation of quantitative research methods for the Fund.

YON PERULLO, CFA, Portfolio and Risk Manager, Global Equities - Mr. Perullo joined the Sub-Advisor in 2007, bringing over nine years of quantitative product development and investment experience to SGI. Prior to joining SGI, Mr. Perullo was Co-Founder and Portfolio Manager at Nascent Strategies, LLC from 2004 to 2007, a hedge fund that specialized in quantitative market neutral investing, where he was directly responsible for building the quantitative screening and risk management models employed by the fund. From 1998 to 2004, Mr. Perullo served as Vice President of Quantitative Analytics at FactSet Research Systems, where he directed the global sales and development of FactSet's suite of quantitative products, including alpha modeling, portfolio simulation and risk analysis. During his tenure at FactSet, Yon was extensively involved in aiding clients in strategy creation, portfolio analysis and execution, helping many clients to refine and improve their investment process. He earned his B.A. in Chemistry from the University of Rhode Island. Mr. Perullo, along with Mr. Kress, is jointly responsible for risk management analysis and the implementation of quantitative research methods for the Fund.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

                                 PROSPECTUS 13


SHAREHOLDER INFORMATION

     CALCULATING NAV

     The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable redemption fees and sales charges.

     The Fund calculates its NAV by:

          -    Taking the current market value of its total assets

          -    Subtracting any liabilities

          - Dividing that amount by the total number of shares owned by shareholders

     The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
     Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Fund will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI. For more information on these early closings, please call 800.820.0888 or visit the Rydex|SGI web site - www.rydex-sgi.com.

     In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor or Sub-Advisor thinks that they are unreliable, the Advisor or Sub-Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Advisor or Sub-Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.

     The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

     More information about the valuation of the Fund's holdings can be found in the SAI.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

SHORT DIVIDEND EXPENSE - "Short Dividend Expense" occurs because the Fund short-sells an equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, any such dividend on a security sold short generally has the effect of reducing the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Dividend Expense" is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

BUYING, SELLING AND EXCHANGING FUND SHARES

A-Class Shares and C-Class Shares are offered primarily through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex|SGI shareholder account to make share transactions
- buy, sell or exchange shares of the Fund. You can request an account application by calling Rydex|SGI Client Services at 800.820.0888 or
301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex|SGI to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex|SGI.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     - You must provide a street address (Rydex|SGI does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - If you open an account directly with Rydex|SGI you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early - or as otherwise permitted by the SEC - the Fund reserves the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and Rydex will post advance notice of early closings at www.rydex-sgi.com.

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Fund's transfer agent, distributor, or authorized dealer, subject to any applicable front-end sales charge and/or redemption fee. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.

METHOD                                 CUT-OFF TIME
------                      -----------------------------------
By Mail                     4:00 PM, Eastern Time or earlier market close
By Phone                    4:00 PM, Eastern Time or earlier market close
By Internet                 4:00 PM, Eastern Time or earlier market close
By Financial Intermediary   4:00 PM, Eastern Time or earlier market close*

* EACH FINANCIAL INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE EARLIER CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

EARLY TRANSACTION CUT-OFF TIMES

On any day that the Fund calculates NAV earlier than normal, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good

                                 PROSPECTUS 15


order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Fund's next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

SALES CHARGES

A-CLASS SHARES

A-Class Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

                                    SALES CHARGE AS %      SALES CHARGE AS %
AMOUNT OF INVESTMENT                OF OFFERING PRICE   OF NET AMOUNT INVESTED
--------------------                -----------------   ----------------------
Less than $100,000                         4.75%                 4.99%
$100,000 but less than $250,000            3.75%                 3.90%
$250,000 but less than $500,000            2.75%                 2.83%
$500,000 but less than $1,000,000          2.00%                 2.04%
$1,000,000 or greater                          *                     *

* FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 12 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1% CDSC BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER. THE CDSC IS USED TO REIMBURSE THE DISTRIBUTOR FOR PAYING YOUR FINANCIAL INTERMEDIARY A SALES COMMISSION UP TO A TOTAL OF 1.00% OF THE PURCHASE PRICE OF YOUR INVESTMENT IN CONNECTION WITH YOUR INITIAL PURCHASE. FOR MORE INFORMATION ABOUT WHETHER YOUR FINANCIAL INTERMEDIARY HAS ENTERED INTO SUCH AN ARRANGEMENT, CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

In addition to the information in this Prospectus, you may obtain more information about share classes, sales charges and sales charges reductions and waivers by clicking on the "Customer Service Center" tab of www.rydex-sgi.com, from the SAI or from your financial adviser.

HOW TO REDUCE YOUR SALES CHARGE

You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, IN WRITING AND AT THE TIME OF PURCHASE, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.

     - RIGHTS OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares or C-Class Shares of Rydex Series Funds or Rydex Dynamic Funds (offered in a separate prospectus) that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class and C-Class Shares that you own. Additionally, you may combine simultaneous purchases of A-Class Shares of one Rydex Series Fund or Rydex Dynamic Fund with A-Class Shares of any other Rydex Series Fund or Rydex Dynamic Fund to reduce the sales charge rate that applies to the purchase of A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

     - LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of A-Class Shares of Rydex Series Funds or Rydex Dynamic Funds during a 13-month period. At your written request,

          A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

SALES CHARGE WAIVERS

The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:

     - REPURCHASE OF A-CLASS SHARES. If you have redeemed A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund within the past 365 days, you may repurchase an equivalent amount of A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (E.G., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

     - Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their families (E.G., spouse, children, mother or father).

     - Employees of the Advisor and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a "Selling Broker") and their families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

     - Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their families.

     - Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

     - Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

     - Employer-sponsored retirement plans including, but not limited to, those that qualify under Sections 403(b), 401(a), 401(k) or 457 of the Internal Revenue Code of 1986, as amended, where at the time of purchase the Distributor has been notified in writing that such plan has at least $100 million in assets or 100 participating employees. Employer-sponsored retirement plans do not include IRAs, Roth IRAs, SEP or SARSEP plans, profit-sharing plans, single participant plans or plans covering self-employed individuals and their employees; such account types, however, may apply for sales charge reductions. Please see the SAI for more information.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a non-Rydex Series Fund or Rydex Dynamic Fund where those shares were subject to a front-end sales charge (sometimes called an NAV Transfer).

SALES CHARGE EXCEPTIONS

You will not pay initial sales charges on the following:

     - Purchases of A-Class Shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus.

     -    A-Class Shares purchased by reinvesting dividends and distributions.

                                 PROSPECTUS 17


     - When exchanging A-Class Shares of one Fund for A-Class Shares of another Rydex Series Fund or Rydex Dynamic Fund, unless you are exchanging A-Class Shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus, that have not previously been subject to a sales charge.

C-CLASS SHARES

C-Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% contingent deferred sales charge ("CDSC") based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your C-Class Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

WAIVER OF CDSC

The CDSC will be waived for the redemption of C-Class Shares:

     - purchased through a financial intermediary that has entered into arrangements with the Distributor to forego receipt of an initial sales commission;

     -    purchased by reinvesting dividends;

     -    following the death or disability of a shareholder;

     -    on the first 10% of shares that are sold within 12 months of purchase;
          or

     -    on required minimum distributions.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

BUYING FUND SHARES
--------------------------------------------------------------------------------

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The Fund charges a 1.00% redemption fee on redemptions of shares made within thirty (30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" for more information.

PURCHASE PROCEDURES

The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Fund does not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.

Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:

                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES

                           Complete the account application that                Complete the Rydex|SGI investment slip included
                           corresponds to the type of account you are           with your quarterly statement or send written
                           opening.                                             purchase instructions that include:

                           -   MAKE SURE TO DESIGNATE THE RYDEX|SGI             -   YOUR NAME
                               FUND(S) YOU WANT TO PURCHASE.
                                                                                -   YOUR SHAREHOLDER ACCOUNT NUMBER
                           -   MAKE SURE YOUR INVESTMENT MEETS THE
                               ACCOUNT MINIMUM.                                 -   THE RYDEX |SGI FUND(S) YOU WANT TO PURCHASE.
BY MAIL
IRA AND OTHER RETIREMENT                                    Make your check payable to RYDEX|SGI.
ACCOUNTS REQUIRE
ADDITIONAL PAPERWORK.                       Your check must be drawn on a U.S. bank and payable in U.S. Dollars.

                                        Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.
CALL RYDEX |SGI CLIENT
SERVICES TO REQUEST A                        IF YOU DO NOT SPECIFY THE RYDEX |SGI FUND(S) YOU WANT TO PURCHASE,
RETIREMENT ACCOUNT                       YOUR INVESTMENT WILL BE CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND,
INVESTOR APPLICATION KIT.                                WHICH IS OFFERED IN A SEPARATE PROSPECTUS.

                                   Mail your application and check to:               Mail your written purchase instructions
                                                                                                  and check to:
                                                                     MAILING ADDRESSES:
                                            STANDARD DELIVERY                                  OVERNIGHT DELIVERY
                                                Rydex|SGI                                           Rydex|SGI
                                             Attn: Ops. Dept.                                   Attn: Ops. Dept.
                                             P.O. Box 758567                                    200 SW 6th Street
                                          Topeka, KS 66675-8567                               Topeka, KS 66603-3704

                                 PROSPECTUS 19


                                            INITIAL PURCHASE                                  SUBSEQUENT PURCHASES

                           Submit new account paperwork, and then call          Be sure to designate in your wire instructions
                           Rydex|SGI to obtain your account number.             the Rydex|SGI Fund(s) you want to purchase.

                           -   MAKE SURE TO DESIGNATE THE RYDEX |SGI
                               FUND(S) YOU WANT TO PURCHASE.

                           -   MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT
                               MINIMUM.

                           To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU SHOULD CALL
                           RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME
                           FOR THE RYDEX |SGI FUND(S) YOU ARE PURCHASING:

                           -   Account Number

BY WIRE                    -   Fund Name
RYDEX |SGI CLIENT
SERVICES PHONE NUMBER:     -   Amount of Wire
800.820.0888
OR                         -   Fed Wire Reference Number (upon request)
301.296.5406
                           You will receive a confirmation number to verify that your purchase order has been accepted.

                           IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER MAY NOT BE
                           PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                           WIRE INSTRUCTIONS:

                           U.S. Bank
                           Cincinnati, OH
                           Routing Number: 0420-00013
                           For Account of: Rydex|SGI
                           Account Number: 48038-9030
                           [Your Name]
                           [Your shareholder account number]

                           IF YOU DO NOT SPECIFY THE RYDEX |SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT MAY BE CREDITED TO
                           THE U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN A SEPARATE PROSPECTUS.

                                            INITIAL PURCHASE                                     SUBSEQUENT PURCHASES

                           Submit new account paperwork, and then call          SUBSEQUENT PURCHASES MADE VIA ACH MUST
                           Rydex|SGI to obtain your account number. Be          BE A MINIMUM OF $20. To make a subsequent
                           sure to complete the "Electronic Investing via       purchase send written purchase instructions
                           ("ACH")" section. Then, fax it to Rydex |SGI         that include:
BY ACH (FAX)               (ONLY Individual, Joint and UGMA/UTMA
RYDEX |SGI FAX NUMBER:     accounts may be opened by fax).                      -   YOUR NAME
301.296.5103
                           -   MAKE SURE TO INCLUDE A LETTER OF INSTRUCTION     -   YOUR SHAREHOLDER ACCOUNT NUMBER
                               REQUESTING THAT WE PROCESS YOUR PURCHASE
                               BY ACH.                                          -   THE RYDEX |SGI FUND(S) YOU WANT TO PURCHASE

                           -   MAKE SURE TO DESIGNATE THE RYDEX |SGI            -   ACH BANK INFORMATION (IF NOT ON RECORD).
                               FUND(S) YOU WANT TO PURCHASE.

                           -   MAKE SURE YOUR INVESTMENT MEETS THE
                               ACCOUNT MINIMUM.

BY ACH                                      Follow the directions on the Rydex |SGI web site - www.rydex-sgi.com
(INTERNET)

CANCELLED PURCHASE ORDERS

Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

     -    if your bank does not honor your check for any reason

     -    if the transfer agent (Rydex|SGI) does not receive your wire transfer

     -    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

     -    if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND'S NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary. The Fund charges a 1.00% redemption fee on redemptions of shares made within thirty
(30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" for more information.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by:

                      STANDARD DELIVERY                    OVERNIGHT DELIVERY
                          Rydex|SGI                            Rydex|SGI
  MAIL                Attn: Ops. Dept.                      Attn: Ops. Dept.
                       P.O. Box 758567                     200 SW 6th Street
                    Topeka, KS 66675-8567                Topeka, KS 66603-3704

            301.296.5103
   FAX      If you send your redemption order by fax, you must call Rydex|SGI
            Client Services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

                                 PROSPECTUS 21


You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.

All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

     SIGNATURE GUARANTEES

     Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Fund.

LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Fund may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Fund may redeem your shares if the value of your account falls below the required minimum account balance. However, the Fund will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of A-Class Shares or C-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund for A-Class Shares or C-Class Shares of any other Rydex Series Fund or Rydex Dynamic Fund on the basis of the respective NAVs of the shares involved. An exchange of A-Class Shares of the U.S. Government Money Market Fund, which is offered in a separate prospectus, that have not previously been subject to a sales charge will be treated as an initial purchase of the other Rydex|SGI Fund and applicable sales charges will apply. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex|SGI Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Series Funds and Rydex Dynamic Funds" for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send exchange requests to Rydex|SGI by:

                      STANDARD DELIVERY                    OVERNIGHT DELIVERY
                          Rydex|SGI                            Rydex|SGI
  MAIL                Attn: Ops. Dept.                      Attn: Ops. Dept.
                       P.O. Box 758567                     200 SW 6th Street
                    Topeka, KS 66675-8567                Topeka, KS 66603-3704
            301.296.5101
   FAX      IF YOU SEND YOUR EXCHANGE REQUEST BY FAX, YOU MUST CALL RYDEX|SGI
            CLIENT SERVICES AT 800.820.0888 TO VERIFY THAT YOUR FAX WAS RECEIVED
            AND WHEN IT WILL BE PROCESSED.

TELEPHONE   800.820.0888 OR 301.296.5406

 INTERNET   Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

EXCHANGES WITH OTHER RYDEX SERIES FUNDS AND RYDEX DYNAMIC FUNDS

On any Business Day, investors may make exchanges of A-Class Shares or C-Class Shares of the Fund for A-Class Shares or C-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS AND ALL OF THE RYDEX DYNAMIC FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN OF THE RYDEX SERIES FUNDS, INCLUDING THE FUND OFFERED IN THIS PROSPECTUS, DO NOT ALLOW UNLIMITED TRADING. SEE "FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES" FOR MORE INFORMATION. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX|SGI FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX|SGI FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling
800.820.0888 or 301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

                                 PROSPECTUS 23


Customer identification and verification is part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE - 1(800) 717-7776

You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.

SERVICE AND OTHER FEES

Rydex|SGI may charge the following administrative fees on accounts held directly through the Fund's transfer agent for services associated with the following:

     -    $15 for wire transfers of redemption proceeds under $5,000

     -    $50 on purchase checks returned for insufficient funds

     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     - $15 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or ACH transactions

     -    $15 per year for low balance accounts

     - Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), and Rydex|SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex|SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account. If you liquidate your account during the year any unpaid annual maintenance fee will be deducted at that time.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, and 403(b). This fee will be deducted from the proceeds of your redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Unlike most other Rydex|SGI Funds, the Fund is not suitable for purchase by active investors. The Fund is intended for long term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Fund does not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

REDEMPTION FEE POLICY. In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Board of Trustees has approved a 1.00% redemption fee to be imposed uniformly on the Fund's shares redeemed within thirty (30) days of the date of purchase (including shares of the Fund that are acquired through an exchange) subject to the limitations discussed below. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and system limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in

                                 PROSPECTUS 25


some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

REDEMPTION FEE WAIVERS. The Fund reserves the right to waive the redemption fee in its discretion where either the Fund believes such waiver is in the best interests of the Fund, including, but not limited to, certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include (i) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; (v) retirement loans and withdrawals; (vi) redemptions in accounts participating in certain approved asset allocation programs; and (vii) transactions by certain qualified fund of funds. A qualified fund of fund(s) is a mutual fund or other collective investment vehicle that either applies the Fund's frequent trading and/or redemption fee policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fund's Chief Compliance Officer. Qualified fund of funds include fund of fund(s) advised by the Advisor. For purposes of applying the Fund's policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Fund. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES

A-CLASS SHARES

The Fund has adopted a Distribution Plan with respect to A-Class Shares that allows the Fund to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/or shareholder services ("Service Providers"). The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor generally will, in turn, pay the Service Provider out of its fees. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

C-CLASS SHARES

The Fund has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable to C-Class Shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund's average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Fund. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $10 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION

The following is a summar y of some impor tant tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and subject to certain limitations.

                                 PROSPECTUS 27


     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year. Any Long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

     - Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

     - The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

     - Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Fund. In addition, the Fund may be able to pass along a tax credit for foreign income taxes that they pay. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Dynamic or Rydex Series Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

The Fund is not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of operations of the Fund's A-Class Shares or C-Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the years ended March 31, 2010, 2009, 2008 and 2007 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the financial statements and related notes, appear in the Fund's 2010 Annual Report The information for the year ended March 31, 2006 was audited by a predecessor independent registered public accounting firm. The 2010 Annual Report is available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2010 Annual Report is incorporated by reference in the SAI.

                                 PROSPECTUS 29



FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance for the periods presented.

                                                           NET
                                              NET       INCREASE
                                            REALIZED   (DECREASE)
                      NET                     AND        IN NET
                     ASSET                 UNREALIZED     ASSET    DISTRIBUTIONS
                     VALUE,      NET         GAINS        VALUE         FROM      DISTRIBUTIONS
                   BEGINNING  INVESTMENT   (LOSSES)     RESULTING       NET          FROM NET     RETURN                 REDEMPTION
                       OF       INCOME         ON         FROM       INVESTMENT      REALIZED       OF        TOTAL         FEES
YEAR ENDED           PERIOD    (LOSS)+    INVESTMENTS  OPERATIONS      INCOME         GAINS      CAPITAL  DISTRIBUTIONS   COLLECTED
----------         ---------  ----------  -----------  ----------  -------------  -------------  -------  -------------  ----------
GLOBAL 130/30 STRATEGY FUND A-CLASS
   MARCH 31, 2010    $ 6.91      $(.02)      $ 2.31      $ 2.29        $(.01)         $   --       $--        $ (.01)      $ --ss
   March 31, 2009     11.79        .12        (4.98)      (4.86)        (.06)             --        --          (.06)       .04
   March 31, 2008     17.05        .10        (2.58)      (2.48)        (.02)          (2.76)       --         (2.78)        --ss
   March 31, 2007     16.72        .05         1.38        1.43           --           (1.10)       --         (1.10)        --ss
   March 31, 2006     15.01       (.01)        2.59        2.58           --            (.87)       --          (.87)        --
GLOBAL 130/30 STRATEGY FUND C-CLASS
   MARCH 31, 2010      6.48       (.09)        2.17        2.08         (.01)             --        --          (.01)        --ss
   March 31, 2009     11.14        .04        (4.68)      (4.64)        (.06)             --        --          (.06)       .04
   March 31, 2008     16.39       (.02)       (2.45)      (2.47)        (.02)          (2.76)       --         (2.78)        --ss
   March 31, 2007     16.24       (.09)        1.34        1.25           --           (1.10)       --         (1.10)        --ss
   March 31, 2006     14.71       (.13)        2.53        2.40           --            (.87)       --          (.87)        --



                                                        RATIOS TO
                                                   AVERAGE NET ASSETS:                            NET
                     NET               -------------------------------------------              ASSETS,
                    ASSET                                                   NET                 END OF
                   VALUE,    TOTAL                                      INVESTMENT  PORTFOLIO   PERIOD
                   END OF  INVESTMENT    TOTAL     NET      OPERATING     INCOME     TURNOVER   (000'S
YEAR ENDED         PERIOD   RETURN++   EXPENSES  EXPENSES  EXPENSES+++    (LOSS)       RATE    OMITTED)
----------         ------  ----------  --------  --------  -----------  ----------  ---------  --------
GLOBAL 130/30 STRATEGY FUND A-CLASS
   MARCH 31, 2010  $ 9.19     33.08%     3.15%     3.15%       2.16%      (0.24)%      432%     $ 4,058
   March 31, 2009    6.91    (40.85)%    1.12%     1.12%       1.12%       1.17%       254%         663
   March 31, 2008   11.79    (15.78)%    1.21%     1.21%       1.21%       0.64%       149%       3,361
   March 31, 2007   17.05      8.89%     1.32%     1.32%       1.32%       0.32%       138%       5,680
   March 31, 2006   16.72     17.55%     1.66%     1.66%       1.66%      (0.08)%      168%       3,079
GLOBAL 130/30 STRATEGY FUND C-CLASS
   MARCH 31, 2010    8.55     32.04%     3.98%     3.97%       2.96%      (1.21)%      432%       4,649
   March 31, 2009    6.48    (41.26)%    1.86%     1.86%       1.86%       0.42%       254%       5,659
   March 31, 2008   11.14    (16.39)%    1.97%     1.97%       1.97%      (0.13)%      149%      15,906
   March 31, 2007   16.39      8.03%     2.12%     2.12%       2.12%      (0.54)%      138%      30,181
   March 31, 2006   16.24     16.68%     2.40%     2.40%       2.40%      (0.87)%      168%      30,981

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ TOTAL INVESTMENT RETURN DOES NOT REFLECT THE IMPACT OF ANY APPLICABLE SALES CHARGES AND HAS NOT BEEN ANNUALIZED.

+++  OPERATING EXPENSES EXCLUDE DIVIDENDS EXPENSE.

ss   LESS THAN $.01 PER SHARE.

ADDITIONAL INFORMATION

ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUND IS INCLUDED IN THE SAI DATED AUGUST 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("http://www.sec.gov") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING
800.820.0888 OR 301.296.5100, VISITING THE RYDEX|SGI WEB SITE AT www.rydex-sgi.com, OR WRITING TO RYDEX|SGI SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUND OR RYDEX|SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

                                 PROSPECTUS 31


THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

(RYDEX|SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
WWW.RYDEX-SGI.COM


GLBAC-1-0810x0811

                                                        RYDEX | SGI SERIES FUNDS
                                                       H-CLASS SHARES PROSPECTUS
                                                                  AUGUST 1, 2010

                                                                    ALTERNATIVES
                                             Global 130/30 Strategy Fund (RYQMX)

                                    (GRAPHIC)

                                                                (RYDEX|SGI LOGO)
                                                   SECURITY GLOBAL INVESTORS(SM)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY

(INCLUDES FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, MANAGEMENT, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)

   ALTERNATIVE FUND
   GLOBAL 130/30 STRATEGY FUND ............................................    1
MORE INFORMATION ABOUT THE TRUST AND THE FUND .............................    6
MANAGEMENT OF THE FUND ....................................................   12
SHAREHOLDER INFORMATION ...................................................   14
BUYING, SELLING AND EXCHANGING FUND SHARES ................................   14
BUYING FUND SHARES ........................................................   16
SELLING FUND SHARES .......................................................   18
EXCHANGING FUND SHARES ....................................................   19
ACCOUNT POLICIES ..........................................................   20
DISTRIBUTION AND SHAREHOLDER SERVICES .....................................   23
DIVIDENDS AND DISTRIBUTIONS ...............................................   24
ADDITIONAL TAX INFORMATION ................................................   24
FINANCIAL HIGHLIGHTS ......................................................   25
ADDITIONAL INFORMATION ....................................................   27

                                  PROSPECTUS 1


GLOBAL 130/30 STRATEGY FUND

INVESTMENT OBJECTIVE - The Global 130/30 Strategy Fund (the "Fund") seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
Redemption Fee (on shares redeemed within 30 days of purchase)
(as a percentage of amount redeemed, if applicable)                        1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                            1.05%
Distribution (12b-1) and Shareholder Service Fees                          0.25%
Total Other Expenses                                                       1.87%
   Short Dividend Expense                                                  1.00%
   Remaining Other Expenses                                                0.87%
                                                                           ----
Total Annual Fund Operating Expenses                                       3.17%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $320      $977     $1,659    $3,476

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 432% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund principally invests in long and short positions of common stock of companies from all over the world including those located or doing business in emerging markets that generally have a minimum market capitalization of $750 million, although the Fund may invest in companies with smaller market capitalizations. The Fund will hold long securities that the Sub-Advisor believes will outperform the market, and will sell short securities expected to underperform the market. The decision to purchase, hold or short a security is primarily driven by a bottom-up fundamental research process in which the Sub-Advisor focuses on analyzing individual companies rather than the industry in which a company operates or the market as a whole.


The Fund also may invest in initial public offerings ("IPOs"), other investment companies, American Depositary Receipts ("ADRs"), and derivative instruments including, but not limited to, futures contracts, swaps and options on securities, securities indices, and futures contracts. Certain of the Fund's derivative instruments may be traded in the over-the-counter ("OTC") market. The Fund may invest up to 100% of its assets in securities of foreign issuers depending upon market conditions. The Fund also may engage in frequent and active trading of portfolio securities to achieve its investment objective. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct significant trading activity at or just prior to the close of the U.S. and foreign financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.


INVESTMENT TECHNIQUE RISK - The Sub-Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


LEVERAGING RISK - The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.


LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor or Sub-Advisor may be required to fair value the investments.


MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.

                                  PROSPECTUS 3


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.


PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund's performance to be less than you expect.


SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to April 1, 2009, the Fund sought to achieve its objective using a different investment strategy; therefore, the performance and average annual total returns shown for periods prior to April 1, 2009 may have differed had the Fund's current investment strategy been in effect during those periods.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR H-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -8.19%.

                                   (BAR CHART)

2003    32.49%
2004    14.80%
2005     7.60%
2006    14.95%
2007    -5.24%
2008   -38.17%
2009    13.09%


Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2003) 16.26%             (quarter ended 12/31/2008) -23.43%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                              Past 1     Past    Since Inception
H-CLASS SHARES                                                 Year    5 Years     (9/23/2002)
--------------                                                ------   -------   ---------------
Return Before Taxes                                           13.09%    -3.90%        3.81%
Return After Taxes on Distributions                           13.07%    -5.32%        2.58%
Return After Taxes on Distributions and Sale of Fund Shares    8.51%    -3.53%        3.02%
MSCI World Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
   OR TAXES)                                                  29.99%     2.01%        8.38%


MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISOR - Security Global Investors, LLC ("SGI" or the "Sub-Advisor") serves as the investment sub-adviser of the Fund. The Sub-Advisor is an affiliate of the Advisor.

PORTFOLIO MANAGERS

     - DAVID WHITTALL, Portfolio Manager, Global Equities - Mr. Whittall has been associated with Security Global Investors, LLC since 2004

     - SCOTT KLIMO, CFA, Portfolio Manager, Global Equities - Mr. Klimo has been associated with Security Global Investors, LLC since 2001.

     - MARK KRESS, CFA, Portfolio and Risk Manager - Mr. Kress has been associated with Security Global Investors, LLC since 2001.

     - YON PERULLO, CFA, Portfolio and Risk Manager - Mr. Perullo has been associated with Security Global Investors, LLC since 2007.

                                  PROSPECTUS 5


PURCHASE AND SALE OF FUND SHARES - The minimum initial investment amounts for accounts held through a third party (e.g., a brokerage account) are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts

Accounts held DIRECTLY at Rydex|SGI are subject to a minimum account balance of $25,000 FOR NON-MANAGED ACCOUNTS (INCLUDING RETIREMENT ACCOUNTS) AND $15,000 FOR ACCOUNTS MANAGED BY FINANCIAL INTERMEDIARIES. Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary's minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House ("ACH"). Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at the Fund's next determined net asset value ("NAV") calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

TAX INFORMATION - Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES - If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT THE TRUST AND THE FUND

Rydex Series Funds (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds that are grouped into several categories according to each fund's investment strategy. This Prospectus describes the H-Class Shares of the Fund.

H-Class Shares of the Fund are sold principally to clients of professional money managers ("financial intermediaries") who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into agreement with the principal underwriter to offer H-Class Shares through a no-load network or platform, and to investors who take part in certain asset allocation investment programs.

INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES

In constructing a portfolio for the Fund, the Sub-Advisor employs quantitative and qualitative research methods to evaluate an investment universe of approximately 5,000 of the largest companies in the world to determine the most promising investment opportunities for the Fund. As part of this process, the Sub-Advisor evaluates a company's growth, profitability, and valuation characteristics (e.g., price-to-earnings ratios, growth rates and earnings estimates).

In determining whether to buy or short a security, the Sub-Advisor uses a bottom-up fundamental research process in which it focuses on analyzing individual companies rather than the industry in which a company operates or the market as a whole. Once the investment universe has been narrowed, the Sub-Advisor focuses on the outliers within each economic sector represented in the investment universe and conducts a more intensive investment analysis to group the remaining stocks into two categories: (1) those which provide the greatest promise for out-performance (long positions) and (2) those which provide the greatest promise for underperformance (short positions). The Sub-Advisor then constructs the Fund's portfolio by selecting certain of these stocks while considering sector weights and overall risk control. Generally, the long and short positions are matched on a variety of risk characteristics in order to abate the overall portfolio's exposure to systematic risk normally associated with global equity investing.

When the Fund engages in a short sale of a security, it sells a stock that it does not own and settles the sale by borrowing the same stock from a lender. To close out the short position, the Fund must purchase the same stock in the market and return it to the lender. If the market price of the security decreases between the time the Fund borrowed it and when the Fund purchased the stock in the market, the Fund will earn money on the short sale. Conversely, if the price of the stock increases after the Fund borrows it, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. When the Fund settles a short sale, the broker effecting the short sale generally holds the proceeds of the short sale as collateral securing the Fund's obligation to cover the short position. The Fund may use this cash to purchase additional securities, which will allow the Fund to maintain long positions in excess of 100% of the Fund's net assets. This investment technique is known as "leverage." When the Fund does this, it is required to pledge additional collateral as security to the broker and is subject to constraints designed to limit the amount of loss from such leverage. The Sub-Advisor may sell a long position or close out a short position for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summary along with additional risk information.

CAPITALIZATION SECURITIES RISK - The Fund's investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund's portfolio may underperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

                                  PROSPECTUS 7



COUNTERPARTY CREDIT RISK - The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, credit default swap agreements, and structured notes. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor and Sub-Advisor believe that the other party to the transaction is creditworthy. The use of swap agreements, structured notes and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties. Swap agreements and structured notes also may be considered to be illiquid.


To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK - The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a CFTC approved futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

     The risks associated with the Fund's use of futures and options contracts include:

          - The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

          - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

          - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

          - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

          - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.


EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments both in the U.S. and abroad on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.


EMERGING MARKETS RISK - Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's(R), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies

                                  PROSPECTUS 9


strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.


INVESTMENT IN INVESTMENT COMPANIES RISK - The Fund may purchase shares of investment companies, such as ETFs, unit investment trusts, and closed-end investment companies to gain exposure to a particular portion of the market or when such investments present a more cost efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund may invest in other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the regulatory scheme of the Investment Company Act of 1940.

     EXCHANGE-TRADED FUND RISK - The Fund may invest to a significant extent in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund from time to time may invest in exchange-traded investment funds that are not registered pursuant to the Investment Company Act of 1940. Such exchange-traded products may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

INVESTMENT TECHNIQUE RISK - The Sub-Advisor does not use techniques or defensive strategies designed to protect the value of the Fund in response to adverse economic, political, or market conditions, such as periods of high market volatility or general market decline. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


LEVERAGING RISK - The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses. Leverage will also have the effect of magnifying tracking error.


LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor or Sub-Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."


MARKET RISK - The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK - To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund invests, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to

                                  PROSPECTUS 11


close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS - A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Fund. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee for the fiscal year ended March 31, 2010 at an annualized rate based on the average daily net assets of the Fund, as set forth below:

FUND                              ADVISORY FEE
----                              ------------
GLOBAL 130/30 STRATEGY FUND ...       1.05%

The Fund is sub-advised by SGI. The Advisor pays the Sub-Advisor out of the advisory fees it receives. The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor.

The Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Fund and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board's August 2009 approval of the Fund's investment advisory agreement is available in the Fund's September 30, 2009 Semi-Annual Report to Shareholders, which covers the period April 1, 2009 to September 30, 2009.

INVESTMENT SUB-ADVISOR

SGI, an investment adviser registered with the U.S. Securities and Exchange Commission (the "SEC"), is located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164, and serves as investment sub-adviser to the Fund. SGI and the Advisor are affiliates and are subsidiaries of the Security Benefit Corporation.

A discussion regarding the basis for the Board's August 2009 approval of the Fund's investment sub-advisory agreement is available in the September 30, 2009 Semi-Annual Report to Shareholders, which covers the period from April 1, 2009 to September 30, 2009.

PORTFOLIO MANAGEMENT

On a day-to-day basis, the four individuals listed below are jointly and primarily responsible for the management of the Fund.

DAVID WHITTALL, Portfolio Manager, Global Equities - Mr. Whittall joined the Sub-Advisor's global equity team in 2004, bringing 20 years of professional international experience to SGI. Mr. Whittall started his investment career as an analyst in Hong Kong. He was an associate director and the head of China Equity Research at Baring Securities (HK) LTD. During this time, he was included in Institutional Investor's "All Asia Research Team." Mr. Whittall returned to the U.S. and launched his investment management career in 1994 as an analyst in international equities at Montgomery Asset Management in San Francisco. David holds a B.A. in Asian Studies (Mandarin Chinese and Economics) from the University of California at Berkeley. He was the recipient of the UC Regent's Scholarship for study abroad and attended Beijing University in the People's Republic of China from 1987 to 1988. Mr. Whittall speaks Mandarin Chinese and French. Mr. Whittall, along with Mr. Klimo, is jointly responsible for the daily stock picks of the Fund.

SCOTT KLIMO, CFA, Portfolio Manager, Global Equities - Mr. Klimo joined the Sub-Advisor's global equity team in 2002, bringing over 20 years of professional and international investment experience to SGI. Mr. Klimo started his investment career as an analyst in Hong Kong. He also worked in China, Thailand, Malaysia and Indonesia before returning to the U.S. and launching his investment management career in 1998 as an assistant portfolio manager, international equities with the State of Wisconsin Investment Board. Scott holds a B.A. in Asian Studies from Hamilton College in New York and has done post-graduate language study at the Chinese University of Hong Kong and the National Taiwan Normal University. In addition to speaking, reading and writing Mandarin Chinese, he also speaks Thai. Scott is a Chartered Financial Analyst. Mr. Klimo, along with Mr. Whittall, is jointly responsible for the daily stock picks of the Fund.

                                  PROSPECTUS 13


MARK KRESS, CFA, Portfolio and Risk Manager - Mr. Kress joined the Sub-Advisor's global equity team in 2001, bringing over 10 years of investment experience developing and maintaining systems specific to investment processes to SGI. Prior to joining SGI, Mark was an analyst at Trinity Equity Management, a San Francisco-based investment advisory firm where he developed and implemented the firm's investment process incorporating quantitative screening models and risk management procedures. From 1996 to 1999, Mr. Kress served as a Senior Consultant at FactSet Research Systems, where he worked with a variety of portfolio managers assisting in the development of proprietary investment strategies using the FactSet platform. Mark holds a B.S. degree in Managerial Economics from the University of California at Davis and an M.B.A. from the University of California at Berkeley Haas School of Business. He is a Chartered Financial Analyst. Mr. Kress, along with Mr. Perullo, is jointly responsible for risk management analysis and the implementation of quantitative research methods for the Fund.

YON PERULLO, CFA, Portfolio and Risk Manager, Global Equities - Mr. Perullo joined the Sub-Advisor in 2007, bringing over nine years of quantitative product development and investment experience to SGI. Prior to joining SGI, Mr. Perullo was Co-Founder and Portfolio Manager at Nascent Strategies, LLC from 2004 to 2007, a hedge fund that specialized in quantitative market neutral investing, where he was directly responsible for building the quantitative screening and risk management models employed by the fund. From 1998 to 2004, Mr. Perullo served as Vice President of Quantitative Analytics at FactSet Research Systems, where he directed the global sales and development of FactSet's suite of quantitative products, including alpha modeling, portfolio simulation and risk analysis. During his tenure at FactSet, Yon was extensively involved in aiding clients in strategy creation, portfolio analysis and execution, helping many clients to refine and improve their investment process. He earned his B.A. in Chemistry from the University of Rhode Island. Mr. Perullo, along with Mr. Kress, is jointly responsible for risk management analysis and the implementation of quantitative research methods for the Fund.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

SHAREHOLDER INFORMATION

     CALCULATING NAV


     The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable redemption fees.


     The Fund calculates its NAV by:

          -    Taking the current market value of its total assets

          -    Subtracting any liabilities

          - Dividing that amount by the total number of shares owned by shareholders

     The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
     Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Fund will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI. For more information on these early closings, please call 800.820.0888 or visit the Rydex|SGI web site - www.rydex-sgi.com.


     In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor or Sub-Advisor thinks that they are unreliable, the Advisor or Sub-Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Advisor or Sub-Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.


     The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

     More information about the valuation of the Fund's holdings can be found in the SAI.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

SHORT DIVIDEND EXPENSE - "Short Dividend Expense" occurs because the Fund short-sells an equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, any such dividend on a security sold short generally has the effect of reducing the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Dividend Expense" is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

BUYING, SELLING AND EXCHANGING FUND SHARES

H-Class Shares are offered directly through Rydex Fund Services Inc. and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex|SGI shareholder account to make share transactions
- buy, sell or exchange shares of the Fund. You can request an account application by calling Rydex|SGI Client Services at 800.820.0888 or
301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.


To open an Individual Retirement Account ("IRA") with Rydex|SGI directly, you must transfer an existing IRA (or multiple IRAs) in order to meet the minimum investment amount requirements.


The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex|SGI to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

                                  PROSPECTUS 15


If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex|SGI.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     - You must provide a street address (Rydex|SGI does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - If you open an account directly with Rydex|SGI you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early - or as otherwise permitted by the SEC - the Fund reserves the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and Rydex will post advance notice of early closings at www.rydex-sgi.com.

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Fund's transfer agent, distributor, or authorized dealer, subject to any applicable redemption fee. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.


METHOD                                 CUT-OFF TIME
------                                 ------------
By Mail                     4:00 PM Eastern Time or earlier market close
By Phone                    4:00 PM Eastern Time or earlier market close
By Internet                 4:00 PM Eastern Time or earlier market close
By Financial Intermediary   4:00 PM Eastern Time or earlier market close*

* EACH FINANCIAL INTERMEDIAR Y MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE EARLIER CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.


EARLY TRANSACTION CUT-OFF TIMES


On any day that the Fund calculates NAV earlier than normal, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.


TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Fund's next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

BUYING FUND SHARES
--------------------------------------------------------------------------------
The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The Fund charges a 1.00% redemption fee on redemptions of shares made within thirty (30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" for more information.

PURCHASE PROCEDURES

The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Fund does not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.

Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:

                                    INITIAL PURCHASE                           SUBSEQUENT PURCHASES

                        Complete the account application that      Complete the Rydex|SGI investment slip included
                        corresponds to the type of account you     with your quarterly statement or send written
                        are opening.                               purchase instructions that include:

                        -   MAKE SURE TO DESIGNATE THE RYDEX|SGI   -   YOUR NAME
                            FUND(S) YOU WANT TO PURCHASE.
                                                                   -   YOUR SHAREHOLDER ACCOUNT NUMBER

                        -   MAKE SURE YOUR INVESTMENT MEETS THE    -   THE RYDEX|SGI FUND(S) YOU WANT TO
                            ACCOUNT MINIMUM.                           PURCHASE.
BY MAIL
IRA AND OTHER                                    Make your check payable to Rydex|SGI.
RETIREMENT
ACCOUNTS REQUIRE                  Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
ADDITIONAL PAPERWORK.

CALL RYDEX|SGI CLIENT        Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.
SERVICES TO REQUEST A
RETIREMENT ACCOUNT         IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT
INVESTOR APPLICATION          WILL BE CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED
KIT.                                                   IN A SEPARATE PROSPECTUS.

                                                                      Mail your written purchase instructions
                           Mail your application and check to:                    and check to:
                                                           MAILING ADDRESSES:
                                    STANDARD DELIVERY                           OVERNIGHT DELIVERY
                                        Rydex|SGI                                    Rydex|SGI
                                     Attn: Ops. Dept.                            Attn: Ops. Dept.
                                     P.O. Box 758567                             200 SW 6th Street
                                  Topeka, KS 66675-8567                        Topeka, KS 66603-3704

                                  PROSPECTUS 17


                                    INITIAL PURCHASE                           SUBSEQUENT PURCHASES

                        Submit new account paperwork, and then     Be sure to designate in your wire
                        call Rydex|SGI to obtain your account      instructions the Rydex|SGI Fund(s) you want
                        number.                                    to purchase.

                        -   MAKE SURE TO DESIGNATE THE RYDEX|SGI
                            FUND(S) YOU WANT TO PURCHASE.

                        -   MAKE SURE YOUR INVESTMENT MEETS THE
                            ACCOUNT MINIMUM.

                        To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order,
                        YOU SHOULD CALL RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR
                        TO THE TRANSACTION CUT-OFF TIME FOR THE RYDEX|SGI FUND(S) YOU ARE PURCHASING:
BY WIRE
RYDEX|SGI               -   Account Number
CLIENT SERVICES
PHONE NUMBER:           -   Fund Name
800.820.0888
OR                      -   Amount of Wire
301.296.5406
                        -   Fed Wire Reference Number (upon request)

                        You will receive a confirmation number to verify that your purchase order has been accepted.

                        IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE
                        ORDER MAY NOT BE PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                        WIRE INSTRUCTIONS:

                        U.S. Bank
                        Cincinnati, OH
                        Routing Number: 0420-00013
                        For Account of: Rydex|SGI Account Number: 48038-9030
                        [Your Name]
                        [Your shareholder account number]

                        IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT MAY
                        BE CREDITED TO THE U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN A SEPARATE
                        PROSPECTUS.

                                    INITIAL PURCHASE                           SUBSEQUENT PURCHASES

                        Submit new account paperwork, and then     SUBSEQUENT PURCHASES MADE VIA ACH MUST
                        call Rydex|SGI to obtain your account      BE A MINIMUM OF $20. To make a subsequent
                        number. Be sure to complete the            purchase send written purchase instructions
                        "Electronic Investing via ("ACH")"         that include:
                        section. Then, fax it to Rydex|SGI
BY ACH                  (ONLY Individual, Joint and UGMA/UTMA
(FAX)                   accounts may be opened by fax).
Rydex|SGI fax number:
301.296.5103            -   MAKE SURE TO INCLUDE A LETTER OF       -   YOUR NAME
                            INSTRUCTION REQUESTING THAT WE
                            PROCESS YOUR PURCHASE BY ACH.          -   YOUR SHAREHOLDER ACCOUNT NUMBER

                        -   MAKE SURE TO DESIGNATE THE RYDEX|SGI   -   THE RYDEX|SGI FUND(S) YOU WANT TO
                            FUND(S) YOU WANT TO PURCHASE.              PURCHASE

                        -   MAKE SURE YOUR INVESTMENT MEETS THE    -   ACH BANK INFORMATION (IF NOT ON RECORD).
                            ACCOUNT MINIMUM.

BY ACH                  Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com
(INTERNET)

CANCELLED PURCHASE ORDERS

Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

     -    if your bank does not honor your check for any reason

     -    if the transfer agent (Rydex|SGI) does not receive your wire transfer

     -    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

     -    if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND'S NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary. The Fund charges a 1.00% redemption fee on redemptions of shares made within thirty
(30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" for more information.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by:

                                    STANDARD DELIVERY                           OVERNIGHT DELIVERY
                                        Rydex|SGI                                    Rydex|SGI
                                     Attn: Ops. Dept.                            Attn: Ops. Dept.
         MAIL                        P.O. Box 758567                             200 SW 6th Street
                                  Topeka, KS 66675-8567                        Topeka, KS 66603-3704

                        301.296.5103
                        If you send your redemption order by fax, you must call Rydex|SGI Client
         FAX            Services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.

      TELEPHONE         800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

                                  PROSPECTUS 19


You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.

All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

     SIGNATURE GUARANTEES

     Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Fund.

LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Fund may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Fund may redeem your shares if the value of your account falls below the required minimum account balance. However, the Fund will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES

An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of H-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund for H-Class Shares (or Investor Class Shares or Advisor Class Shares, if applicable) of any other Rydex Series Fund or Rydex Dynamic Fund on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex|SGI Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Series Funds and Rydex Dynamic Funds" for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send exchange requests to Rydex|SGI by:

                                    STANDARD DELIVERY                           OVERNIGHT DELIVERY

                                        Rydex|SGI                                  Rydex|SGI
         MAIL                       Attn: Ops. Dept.                           Attn: Ops. Dept.
                                     P.O. Box 758567                           200 SW 6th Street
                                  Topeka, KS 66675-8567                      Topeka, KS 66603-3704

                        301.296.5101
         FAX            If you send your exchange request by fax, you must call Rydex|SGI Client Services at
                        800.820.0888 to verify that your fax was received and when it will be processed.

      TELEPHONE         800.820.0888 OR 301.296.5406

       INTERNET         Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)


     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

EXCHANGES WITH OTHER RYDEX SERIES FUNDS AND RYDEX DYNAMIC FUNDS

On any Business Day, investors may make exchanges of H-Class Shares of the Fund for H-Class Shares (or Investor Class Shares or Advisor Class Shares, if applicable) of any Rydex Series Fund or Rydex Dynamic Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS AND ALL OF THE RYDEX DYNAMIC FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN OF THE RYDEX SERIES FUNDS, INCLUDING THE FUND OFFERED IN THIS PROSPECTUS, DO NOT ALLOW UNLIMITED TRADING. SEE "FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES" FOR MORE INFORMATION. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX|SGI FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX|SGI FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Rydex|SGI provides accounts for U.S. citizens and resident aliens.
We will not open a new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

                                  PROSPECTUS 21


Customer identification and verification is part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE - 1(800) 717-7776

You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.

SERVICE AND OTHER FEES

Rydex|SGI may charge the following administrative fees on accounts held directly through the Fund's transfer agent for services associated with the following:

     -    $15 for wire transfers of redemption proceeds under $5,000

     -    $50 on purchase checks returned for insufficient funds

     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     - $15 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or ACH transactions

     -    $15 per year for low balance accounts

     - Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), and Rydex|SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex|SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account. If you liquidate your account during the year any unpaid annual maintenance fee will be deducted at that time.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, and 403(b). This fee will be deducted from the proceeds of your redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Unlike most other Rydex|SGI Funds, the Fund is not suitable for purchase by active investors. The Fund is intended for long term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Fund does not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

REDEMPTION FEE POLICY. In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Board of Trustees has approved a 1.00% redemption fee to be imposed uniformly on the Fund's shares redeemed within thirty (30) days of the date of purchase (including shares of the Fund that are acquired through an exchange) subject to the limitations discussed below. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and system limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

                                  PROSPECTUS 23


REDEMPTION FEE WAIVERS. The Fund reserves the right to waive the redemption fee in its discretion where either the Fund believes such waiver is in the best interests of the Fund, including, but not limited to, certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include (i) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; (v) retirement loans and withdrawals; (vi) redemptions in accounts participating in certain approved asset allocation programs; and (vii) transactions by certain qualified fund of funds. A qualified fund of fund(s) is a mutual fund or other collective investment vehicle that either applies the Fund's frequent trading and/or redemption fee policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fund's Chief Compliance Officer. Qualified fund of funds include fund of fund(s) advised by the Advisor. For purposes of applying the Fund's policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Fund. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES

The Fund has adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows the Fund to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/or shareholder services ("Service Providers"). The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Fund will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Fund. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $10 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and subject to certain limitations.


     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year. Any Long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.


     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

     - Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

     - The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

                                  PROSPECTUS 25


     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

     - Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Fund. In addition, the Fund may be able to pass along a tax credit for foreign income taxes that they pay. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Dynamic or Rydex Series Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

The Fund is not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of operations of the Fund's H-Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the years ended March 31, 2010, 2009, 2008 and 2007 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the financial statements and related notes, appear in the Fund's 2010 Annual Report. The information for the year ended March 31, 2006 was audited by a predecessor independent registered public accounting firm. The 2010 Annual Report is available by telephoning the transfer agent at
800.820.0888 or 301.296.5100. The 2010 Annual Report is incorporated by reference in the SAI.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance for the periods presented.

                                              NET      NET INCREASE
                                            REALIZED    (DECREASE)
                                              AND         IN NET
                   NET ASSET     NET       UNREALIZED   ASSET VALUE  DISTRIBUTIONS  DISTRIBUTIONS
                     VALUE,   INVESTMENT     GAINS       RESULTING      FROM NET       FROM NET
                   BEGINNING    INCOME    (LOSSES) ON      FROM        INVESTMENT      REALIZED      RETURN        TOTAL
YEAR ENDED         OF PERIOD   (LOSS)+    INVESTMENTS   OPERATIONS       INCOME         GAINS      OF CAPITAL  DISTRIBUTIONS
----------         ---------  ----------  -----------  ------------  -------------  -------------  ----------  -------------
GLOBAL 130/30 STRATEGY FUND H-CLASS
   MARCH 31, 2010    $ 6.92     $(.03)      $ 2.31        $ 2.28         $(.01)        $   --         $--         $ (.01)
   March 31, 2009     11.79       .11        (4.97)        (4.86)         (.06)            --          --           (.06)
   March 31, 2008     17.04       .09        (2.56)        (2.47)         (.02)         (2.76)         --          (2.78)
   March 31, 2007     16.72       .03         1.39          1.42            --          (1.10)         --          (1.10)
   March 31, 2006     15.01      (.02)        2.60          2.58            --           (.87)         --           (.87)

                                                                       RATIOS TO
                                                                  AVERAGE NET ASSETS:
                                                      -------------------------------------------
                               NET ASSET                                                   NET                 NET ASSETS,
                   REDEMPTION    VALUE,     TOTAL                                      INVESTMENT  PORTFOLIO      END OF
                      FEES       END OF   INVESTMENT    TOTAL      NET     OPERATING     INCOME     TURNOVER  PERIOD (000'S
YEAR ENDED          COLLECTED    PERIOD    RETURN++   EXPENSES  EXPENSES  EXPENSES+++    (LOSS)       RATE       OMITTED)
----------         ----------  ---------  ----------  --------  --------  -----------  ----------  ---------  -------------
GLOBAL 130/30 STRATEGY FUND H-CLASS
   MARCH 31, 2010    $ --ss      $ 9.19     32.89%      3.17%     3.17%      2.17%       (0.30)%       432%      $ 4,857
   March 31, 2009     .05          6.92    (40.77)%     1.11%     1.11%      1.11%        1.12%        254%        3,597
   March 31, 2008     --ss        11.79    (15.73)%     1.23%     1.23%      1.23%        0.57%        149%       13,192
   March 31, 2007     --ss        17.04      8.83%      1.38%     1.38%      1.38%        0.18%        138%       41,562
   March 31, 2006     --          16.72     17.55%      1.64%     1.64%      1.64%       (0.11)%       168%       53,323

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ TOTAL INVESTMENT RETURN DOES NOT REFLECT THE IMPACT OF ANY APPLICABLE SALES CHARGES AND HAS NOT BEEN ANNUALIZED.

+++  OPERATING EXPENSES EXCLUDE DIVIDENDS EXPENSE.

ss   LESS THAN $.01 PER SHARE.

                                  PROSPECTUS 27


ADDITIONAL INFORMATION

ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUND IS INCLUDED IN THE SAI DATED AUGUST 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("http://www.sec.gov") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING
800.820.0888 OR 301.296.5100, VISITING THE RYDEX|SGI WEB SITE AT www.rydex-sgi.com, OR WRITING TO RYDEX|SGI SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUND OR RYDEX|SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

THIS PAGE INTENTIONALLY LEFT BLANK.

(RYDEX|SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydex-sgi.com

GLBH-1-0810x0811

                                                          RYDEX|SGI SERIES FUNDS


                                           INSTITUTIONAL CLASS SHARES PROSPECTUS


                                                      (FORMERLY, I-CLASS SHARES)


                                                                  AUGUST 1, 2010

                                                                    ALTERNATIVES


                                                      Equity Market Neutral Fund
                                  (formerly, Global Market Neutral Fund) (RYGIX)


                                                                (RYDEX|SGI LOGO)
                                                   SECURITY GLOBAL INVESTORS(SM)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


FUND SUMMARY

(INCLUDES FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, MANAGEMENT, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)

ALTERNATIVE FUND
   EQUITY MARKET NEUTRAL FUND .............................................    1
MORE INFORMATION ABOUT THE TRUST AND THE FUND .............................    5
MANAGEMENT OF THE FUND ....................................................   11
SHAREHOLDER INFORMATION ...................................................   12
BUYING, SELLING AND EXCHANGING FUND SHARES ................................   12
BUYING FUND SHARES ........................................................   13
SELLING FUND SHARES .......................................................   16
EXCHANGING FUND SHARES ....................................................   18
ACCOUNT POLICIES ..........................................................   19
DISTRIBUTION AND SHAREHOLDER SERVICES .....................................   21
DIVIDENDS AND DISTRIBUTIONS ...............................................   21
ADDITIONAL TAX INFORMATION ................................................   22
ADDITIONAL INFORMATION ....................................................   24

                                  PROSPECTUS 1



EQUITY MARKET NEUTRAL FUND
(FORMERLY, GLOBAL MARKET NEUTRAL FUND)

INVESTMENT OBJECTIVE -- The Equity Market Neutral Fund (the "Fund") seeks to provide long-term absolute returns regardless of market conditions, while maintaining a low correlation to and mitigating the risks of the global equity market.


FEES AND EXPENSES OF THE FUND -- This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  N/A
Redemption Fee (on shares redeemed within 30 days of purchase)
   (as a percentage of amount redeemed, if applicable)                     1.00%
ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                            1.20%
Distribution (12b-1) or Shareholder Service Fees                            None
Total Other Expenses                                                       3.43%
   Short Dividend Expense                                                  2.66%
   Remaining Other Expenses                                                0.77%
                                                                           ----
Total Annual Fund Operating Expenses                                       4.63%
                                                                           ====


EXAMPLE -- This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $464     $1,397    $2,337    $4,717

PORTFOLIO TURNOVER -- The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 287% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES -- To meet its investment objective, the Fund principally invests in long and short positions of common stock of companies, and related American Depositary Receipts ("ADRs"), from all over the world that generally have a minimum market capitalization of $500 million, although the Fund may invest in companies with smaller market capitalizations. The Fund's "absolute return" strategy seeks to deliver, under a variety of market conditions or cycles, positive returns that have low correlation (I.E., little or no similarity) to the performance of the global equity market. In executing this strategy, the Sub-Advisor employs risk management techniques designed to reduce or avoid undesirable investment risks. "Absolute return" does not connote either continuously positive returns, non-fluctuating returns or returns greater than those of major global equity market indices. Rather, there may be periods of negative returns (in an absolute sense and/or relation to major global equity market indices) and returns, whether positive or negative, may fluctuate over time, sometimes widely.


The Fund will hold long securities that the Sub-Advisor believes will outperform the market, and will sell short securities expected to underperform the market. The decision to purchase, hold or short a security is primarily driven by a bottom-up fundamental screening process in which the Sub-Advisor focuses on analyzing individual companies rather than the industry in which a company operates or the market as a whole.


The Fund also may invest in initial public offerings ("IPOs"), other investment companies, futures contracts, swaps and options on securities, securities indices, and futures contracts. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Fund may invest up to 100% of its assets in securities of foreign issuers depending upon market conditions. The Fund also may engage in frequent and active trading of portfolio securities to achieve its investment objective. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct significant trading activity at or just prior to the close of the U.S. and foreign financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and/or derivatives thereof.

PRINCIPAL RISKS -- As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK -- The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.


CURRENCY RISK -- The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK -- The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK -- The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK -- The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK -- The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor.


FOREIGN ISSUER EXPOSURE RISK -- The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


INITIAL PUBLIC OFFERING ("IPO") RISK -- The Fund may invest a portion of its assets in securities of companies offering shares in IPOs, which may be more volatile than other securities. In addition, the effect of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. Because the prices of IPO shares frequently are volatile, the Fund may hold IPO shares for a very short period of time, which may result in increased portfolio turnover and increased transactions costs for the Fund. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing prices. The Fund's investment in IPO shares also may include the securities of unseasoned issuers, which present greater risks than the securities of more established issuers.

                                  PROSPECTUS 3



INVESTMENT IN INVESTMENT COMPANIES RISK -- Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT TECHNIQUE RISK -- The Sub-Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.


LEVERAGING RISK -- The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.


MARKET RISK -- The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK -- The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK -- The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


OTC TRADING RISK -- Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK -- The Fund's strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund's performance to be less than you expect.


SHORT SALES RISK -- Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.


SMALL-CAPITALIZATION SECURITIES RISK -- The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


TRADING HALT RISK -- If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


PERFORMANCE INFORMATION -- A comparison of the Fund's performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund commenced operations on March 30, 2009 and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance for a full calendar year, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


MANAGEMENT


INVESTMENT ADVISOR -- Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISOR -- Security Global Investors, LLC ("SGI" or the "Sub-Advisor") serves as the investment sub-adviser of the Fund. The Sub-Advisor is an affiliate of the Advisor.

PORTFOLIO MANAGERS

     - Mark Kress, CFA, Portfolio and Risk Manager -- Mr. Kress has been associated with Security Global Investors, LLC since 2001.

     - Yon Perullo, CFA, Portfolio and Risk Manager -- Mr. Perullo has been associated with Security Global Investors, LLC since 2007.

PURCHASE AND SALE OF FUND SHARES -- Purchases of Institutional Class Shares of the Fund are subject to a minimum initial investment amount of $2,000,000.

Eligible investors for Institutional Class Shares include the following:

     - Employee benefit plan programs that have at least $25 million in plan assets;

     - Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Fund via omnibus accounts;

     - Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Fund via omnibus accounts;

     - Section 529 college savings plan accounts pursuant to the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code");

     - Funds of Funds advised by Rydex Investments, Security Global Investors, LLC or their affiliates;

     -    Funds of Funds advised by unaffiliated investment advisers; and

     - Institutions that invest the minimum initial investment amount in the Fund.

The investor eligibility requirements may be amended from time to time as reflected in the Trust's then-current registration statement.


The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at the Fund's next determined net asset value ("NAV") calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.


TAX INFORMATION -- Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES -- If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

                                  PROSPECTUS 5


MORE INFORMATION ABOUT THE TRUST AND THE FUND


Rydex Series Funds (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds that are grouped into several categories according to each fund's investment strategy. This Prospectus describes the Institutional Class Shares of the Fund.


INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES

In constructing a portfolio for the Fund, the Sub-Advisor employs quantitative and qualitative research methods to evaluate an investment universe of approximately 5,000 of the largest companies in the world to determine the most promising investment opportunities for the Fund. As part of this process, the Sub-Advisor evaluates a company's growth, profitability, and valuation characteristics (E.G., price-to-earnings ratios, growth rates and earnings estimates).


In determining whether to buy or short a security, the Sub-Advisor uses a bottom-up fundamental research process in which it focuses on analyzing individual companies rather than the industry in which a company operates or the market as a whole. Once the investment universe has been narrowed, the Sub-Advisor focuses on the outliers within each economic sector represented in the investment universe and conducts a more intensive investment analysis to group the remaining stocks into two categories: (1) those which provide the greatest promise for out-performance (long positions) and (2) those which provide the greatest promise for underperformance (short positions). The Sub-Advisor then constructs the Fund's portfolio by selecting certain of these stocks while considering sector weights and overall risk control. Generally, the long and short positions are matched on a variety of risk characteristics in order to abate the overall portfolio's exposure to systematic risk normally associated with global equity investing.


When the Fund engages in a short sale of a security, it sells a stock that it does not own and settles the sale by borrowing the same stock from a lender. To close out the short position, the Fund must purchase the same stock in the market and return it to the lender. If the market price of the security decreases between the time the Fund borrowed it and when the Fund purchased the stock in the market, the Fund will earn money on the short sale. Conversely, if the price of the stock increases after the Fund borrows it, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. When the Fund settles a short sale, the broker effecting the short sale generally holds the proceeds of the short sale as collateral securing the Fund's obligation to cover the short position. The Fund may use this cash to purchase additional securities, which will allow the Fund to maintain long positions in excess of 100% of the Fund's net assets. This investment technique is known as "leverage." When the Fund does this, it is required to pledge additional collateral as security to the broker and is subject to constraints designed to limit the amount of loss from such leverage. The Sub-Advisor may sell a long position or close out a short position for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

INVESTMENT RISKS


The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summary along with additional risk information.

CAPITALIZATION SECURITIES RISK -- The Fund's investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, E.G., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in its portfolio may underperform other segments of the equity market or the equity market as a whole. If the Fund has net short exposure to such securities it is subject to the risk that the predominate capitalization range represented in the portfolio may outperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

COUNTERPARTY CREDIT RISK -- The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and structured notes. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor or Sub-Advisor believe that the other party to the transaction is creditworthy. The use of swap agreements, structured notes and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties. Swap agreements and structured notes also may be considered to be illiquid.


To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

CURRENCY RISK -- The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK -- The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.


DERIVATIVES RISK -- The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes.

                                  PROSPECTUS 7



The Fund will only enter into futures contracts traded on a CFTC approved futures exchange or board of trade. Futures and options contracts are described in more detail below:


     FUTURES CONTRACTS -- Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.


     OPTIONS -- The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.


The risks associated with the Fund's use of futures and options contracts include:

     - The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

     - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK -- The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.


EMERGING MARKETS RISK -- Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's(R), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.


FOREIGN ISSUER EXPOSURE RISK -- The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.


INITIAL PUBLIC OFFERING ("IPO") RISK -- The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund's investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INVESTMENT IN INVESTMENT COMPANIES RISK -- The Fund may purchase shares of investment companies, such as ETFs, unit investment trusts, and closed-end investment companies to gain exposure to a particular portion of the market or when such investments present a more cost efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund may invest in investment companies, such as the Managed Futures Strategy Fund's, Commodities Strategy Fund's, Long/Short Commodities Strategy Fund's, and Multi-Hedge Strategy Fund's respective Subsidiaries, as discussed in another prospectus, or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the regulatory scheme of the Investment Company Act of 1940.

     EXCHANGE-TRADED FUND RISK -- The Fund may invest to a significant extent in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the

                                  PROSPECTUS 9



     "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund from time to time may invest in exchange-traded investment funds that are not registered pursuant to the Investment Company Act of 1940. Such exchange-traded products may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

INVESTMENT TECHNIQUE RISK -- The Sub-Advisor does not use techniques or defensive strategies designed to protect the value of the Fund in response to adverse economic, political, or market conditions, such as periods of high market volatility or general market decline. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.

LEVERAGING RISK -- The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses. Leverage will also have the effect of magnifying tracking error.

MARKET RISK -- The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK -- To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING Risk -- Certain of the derivatives in which the Fund invests, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.


PORTFOLIO TURNOVER RISK -- The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK -- Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

TRADING HALT RISK -- The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial Average(SM), may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

                                  PROSPECTUS 11


PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Statement of Additional Information (the "SAI").

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR


The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Fund. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.


The Advisor monitors the performance, security holdings and investment management strategies of the Sub-Advisor. The Advisor also ensures compliance with the Fund's investment policies and guidelines. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee for the fiscal year ended March 31, 2010 at an annualized rate of 1.20% based on the average daily net assets of the Fund.


The Advisor pays the Sub-Advisor out of the advisory fees it receives. The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Fund and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board's August 2009 approval of the Fund's investment advisory agreement is available in the Fund's September 30, 2009 Semi-Annual Report to Shareholders, which covers the period from April 1, 2009 to September 30, 2009.


INVESTMENT SUB-ADVISOR


SGI, an investment adviser registered with the U.S. Securities and Exchange Commission (the "SEC"), is located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164, and serves as investment sub-adviser to the Fund. SGI and the Advisor are affiliates and are subsidiaries of the Security Benefit Corporation.

A discussion regarding the basis for the Board's August 2009 approval of the Fund's investment sub-advisory agreement is available in the Fund's September 30, 2009 Semi-Annual Report to Shareholders, which covers the period from April 1, 2009 to September 30, 2009.


PORTFOLIO MANAGEMENT

On a day-to-day basis, the two individuals listed below are jointly and primarily responsible for the management of the Fund.

MARK KRESS, CFA, Portfolio and Risk Manager -- Mr. Kress joined the Sub-Advisor's global equity team in 2001, bringing over 10 years of investment experience developing and maintaining systems specific to investment processes to SGI. Prior to joining SGI, Mark was an analyst at Trinity Equity Management, a San Francisco-based investment advisory firm where he developed and implemented the firm's investment process incorporating quantitative screening models and risk management procedures. From 1996-1999, Mr. Kress served as a Senior Consultant at FactSet Research Systems, where he worked with a variety of portfolio managers assisting in the development of proprietary investment strategies using the FactSet platform. Mark holds a B.S. degree in Managerial Economics from the University of California at Davis and an M.B.A. from the University of California at Berkeley Haas School of Business. He is a Chartered Financial Analyst. Mr. Kress, along with Mr. Perullo, is jointly responsible for risk management analysis and the implementation of quantitative research methods for the Fund.

YON PERULLO, CFA, Portfolio and Risk Manager, Global Equities -- Mr. Perullo joined the Sub-Advisor in 2007, bringing over nine years of quantitative product development and investment experience to SGI. Prior to joining SGI, Mr. Perullo was Co-Founder and Portfolio Manager at Nascent Strategies, LLC from 2004 to 2007, a hedge fund that specialized in quantitative market neutral investing, where he was directly responsible for building the quantitative screening and risk management models employed by the fund. From 1998 to 2004, Mr. Perullo served as Vice President of Quantitative Analytics at FactSet Research Systems, where he directed the global sales and development of FactSet's suite of quantitative products, including alpha modeling, portfolio simulation and risk analysis. During his tenure at FactSet, Yon was extensively involved in aiding clients in strategy creation, portfolio analysis and execution, helping many clients to refine and improve their investment process. He earned his B.A. in Chemistry from the University of Rhode Island. Mr. Perullo, along with Mr. Kress, is jointly responsible for risk management analysis and the implementation of quantitative research methods for the Fund.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

SHAREHOLDER INFORMATION

     CALCULATING NAV

     The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable redemption fees.

     The Fund calculates its NAV by:

          -    Taking the current market value of its total assets

          -    Subtracting any liabilities

          - Dividing that amount by the total number of shares owned by shareholders

     The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
     Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Fund will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI. For more information on these early closings, please call 800.820.0888 or visit the Rydex|SGI web site - www.rydex-sgi.com.


     In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor or Sub-Advisor thinks that they are unreliable, the Advisor or Sub-Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Advisor or Sub-Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.


     The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

     More information about the valuation of the Fund's holdings can be found in the SAI.

     EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

     SHORT DIVIDEND EXPENSE -- "Short Dividend Expense" occurs because the Fund short-sells an equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, any such dividend on a security sold short generally has the effect of reducing the market value of the shorted security -- thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Dividend Expense" is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

    BUYING, SELLING AND EXCHANGING FUND SHARES


     Institutional Class Shares are offered directly through Rydex Fund Services Inc. and also through authorized securities brokers and other financial intermediaries.

                                  PROSPECTUS 13


OPENING YOUR ACCOUNT

If you are an eligible investor, you will need to open a Rydex|SGI shareholder account to make share transactions -- buy, sell or exchange shares of the Fund. You can request an account application by calling Rydex|SGI Client Services at
800.820.0888 or 301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.


TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early -- or as otherwise permitted by the SEC -- the Fund reserves the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and Rydex will post advance notice of early closings at www.rydex-sgi.com.


TRANSACTION CUT-OFF TIMES


All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Fund's transfer agent, distributor, or authorized dealer, subject to any applicable redemption fee. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.

METHOD                      CUT-OFF TIME
------                      ------------
By Mail                     4:00 PM, Eastern Time or earlier market close
By Phone                    4:00 PM, Eastern Time or earlier market close
By Internet                 4:00 PM, Eastern Time or earlier market close
By Financial Intermediary   4:00 PM, Eastern Time or earlier market close*


* EACH FINANCIAL INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE EARLIER CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

EARLY TRANSACTION CUT-OFF TIMES


On any day that the Fund calculates NAV earlier than normal, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.


TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Fund's next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

BUYING FUND SHARES
--------------------------------------------------------------------------------


The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The Fund charges a 1.00% redemption fee on redemptions of shares made within thirty (30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" for more information.

PURCHASE PROCEDURES

You may submit purchase orders through your financial intermediary. The Fund does not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.

    You may buy shares and send your purchase proceeds by any of the following methods:


                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES

                           Complete the account application that                Complete the Rydex|SGI investment slip
                           corresponds to the type of account you are           included with your quarterly statement or
                           opening.                                             send written purchase instructions that
                                                                                include:

                           -   MAKE SURE TO DESIGNATE THE RYDEX|SGI             -   YOUR NAME
                               FUND(S) YOU WANT TO PURCHASE.

                                                                                -   YOUR SHAREHOLDER ACCOUNT NUMBER

                           -   MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT      -   THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE.
                               MINIMUM.

BY MAIL                                                     Make your check payable to RYDEX|SGI.
IRA AND OTHER RETIREMENT                    Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
ACCOUNTS REQUIRE
ADDITIONAL PAPERWORK.

CALL RYDEX |SGI CLIENT                 Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.
SERVICES TO REQUEST A
RETIREMENT ACCOUNT
INVESTOR APPLICATION KIT.          Mail your application and check to:               Mail your written purchase instructions
                                                                                                  and check to:
                                                                     MAILING ADDRESSES:
                                            STANDARD DELIVERY                                  OVERNIGHT DELIVERY
                                                Rydex|SGI                                           Rydex|SGI
                                             Attn: Ops. Dept.                                   Attn: Ops. Dept.
                                             P.O. Box 758567                                    200 SW 6th Street
                                          Topeka, KS 66675-8567                               Topeka, KS 66603-3704

                                 PROSPECTUS 15



                                            INITIAL PURCHASE                                  SUBSEQUENT PURCHASES
                           Submit new account paperwork, and then call          Be sure to designate in your wire instructions
                           Rydex|SGI to obtain your account number.             the Rydex|SGI Fund(s) you want to purchase.

                           -   MAKE SURE TO DESIGNATE THE RYDEX|SGI FUND(S)
                               YOU WANT TO PURCHASE.

                           -   MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT
                               MINIMUM.

                           To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU SHOULD
                           CALL RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION
                           CUT-OFF TIME FOR THE RYDEX|SGI FUND(S) YOU ARE PURCHASING:

BY WIRE                    -   Account Number
RYDEX|SGI CLIENT
SERVICES PHONE NUMBER:     -   Fund Name
800.820.0888
OR                         -   Amount of Wire
301.296.5406
                           -   Fed Wire Reference Number (upon request)

                           You will receive a confirmation number to verify that your purchase order has been accepted.

                           IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER MAY NOT BE
                           PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                           WIRE INSTRUCTIONS:
                           U.S. Bank
                           Cincinnati, OH
                           Routing Number: 0420-00013
                           For Account of: Rydex|SGI
                           Account Number: 48038-9030
                           [Your Name]
                           [Your shareholder account number]

                                            INITIAL PURCHASE                                     SUBSEQUENT PURCHASES
                           ACH not available for initial purchases.             SUBSEQUENT PURCHASES MADE VIA ACH MUST
                                                                                BE A MINIMUM OF $20. To make a subsequent
                                                                                purchase send written purchase instructions
BY ACH (FAX)                                                                    that include:
RYDEX|SGI FAX NUMBER:
301.296.5103                                                                    -   YOUR NAME

                                                                                -   YOUR SHAREHOLDER ACCOUNT NUMBER

                                                                                -   THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE

                                                                                -   ACH BANK INFORMATION (IF NOT ON RECORD).

BY ACH                                                                          Follow the directions on the Rydex|SGI
(INTERNET)                 ACH not available for initial purchases.             web site - www.rydex-sgi.com


CANCELLED PURCHASE ORDERS

Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

     -    if your bank does not honor your check for any reason

     -    if the transfer agent (Rydex|SGI) does not receive your wire transfer

     -    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

     -    if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND'S NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------


The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary. The Fund charges a 1.00% redemption fee on redemptions of shares made within thirty
(30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" for more information.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

                                 PROSPECTUS 17


REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by:

                      STANDARD DELIVERY                    OVERNIGHT DELIVERY
                          Rydex|SGI                            Rydex|SGI
  MAIL                Attn: Ops. Dept.                      Attn: Ops. Dept.
                       P.O. Box 758567                     200 SW 6th Street
                    Topeka, KS 66675-8567                Topeka, KS 66603-3704

            301.296.5103
   FAX      If you send your redemption order by fax, you must call Rydex|SGI
            Client Services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.

All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

     SIGNATURE GUARANTEES

     Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Fund.

LOW BALANCE ACCOUNTS

Because of the administrative expense of servicing small accounts, the Fund reserves the right to redeem your shares if the value of your account falls below the required minimum account balance. However, the Fund will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of Institutional Class Shares of any Rydex Series Fund for Institutional Class Shares of any other Rydex Series Fund on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex Series Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex Series Funds' transfer agent or your financial intermediary prior to the cut-off time of the Rydex Series Fund you are exchanging out of or the Rydex Series Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Series Funds" for additional information. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send exchange requests to Rydex|SGI by:

                      STANDARD DELIVERY                    OVERNIGHT DELIVERY
                          Rydex|SGI                            Rydex|SGI
   MAIL               Attn: Ops. Dept.                      Attn: Ops. Dept.
                       P.O. Box 758567                     200 SW 6th Street
                    Topeka, KS 66675-8567                Topeka, KS 66603-3704

            301.296.5101
   FAX      If you send your exchange request by fax, you must call
            Rydex|SGI Client Services at 800.820.0888 to verify that your
            fax was received and when it will be processed.

TELEPHONE   800.820.0888 OR 301.296.5406

 INTERNET   Follow the directions on the Rydex|SGI web site -- www.rydex-sgi.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.


EXCHANGES WITH OTHER RYDEX SERIES FUNDS

On any Business Day, investors may make exchanges of Institutional Class Shares of the Fund for Institutional Class Shares of any Rydex Series Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN RYDEX SERIES FUNDS, INCLUDING THE FUND OFFERED IN THIS PROSPECTUS, DO NOT ALLOW UNLIMITED TRADING. SEE "FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES" FOR MORE INFORMATION. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX SERIES FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX SERIES FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex Series Fund not offered in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.

                                  PROSPECTUS 19


ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

eDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE -- 1(800) 717-7776

You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.

SERVICE AND OTHER FEES

The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to add additional service fees at any time.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


FREQUENT TRADING POLICY. Unlike most other Rydex|SGI Funds, the Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Fund does not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.


REDEMPTION FEE POLICY. In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Board of Trustees has approved a 1.00% redemption fee to be imposed uniformly on all Fund shares redeemed within thirty (30) days of the date of purchase (including shares of the Fund that are acquired through an exchange) subject to the limitations discussed below. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and system limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

REDEMPTION FEE WAIVERS. The Fund reserves the right to waive the redemption fee in its discretion where either the Fund believes such waiver is in the best interests of the Fund, including, but not limited to, certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee.

                                  PROSPECTUS 21


These categories currently include (i) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder;
(iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; (v) retirement loans and withdrawals;
(vi) redemptions in accounts participating in certain approved asset allocation programs; and (vii) transactions by certain qualified fund of funds. A qualified fund of fund(s) is a mutual fund or other collective investment vehicle that either applies the Fund's frequent trading and/or redemption fee policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fund's Chief Compliance Officer. Qualified fund of funds include fund of fund(s) advised by the Advisor.

For purposes of applying the Fund's policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Fund. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES

COMPENSATION TO DEALERS


The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Fund. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.


DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $10 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and subject to certain limitations.


     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year. Any Long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.


     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

     - Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

     - The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.


     - Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Fund. In addition, the Fund may be able to pass along a tax credit for foreign income taxes that they pay. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

                                  PROSPECTUS 23


TAX STATUS OF SHARE TRANSACTIONS


EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Series Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.


STATE TAX CONSIDERATIONS

The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

ADDITIONAL INFORMATION


ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUND IS INCLUDED IN THE SAI DATED AUGUST 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("http://www.sec.gov") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: publicinfo@sec.gov.

ADDITIONAL INFORMATION ABOUT THE FUND's INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUND's ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND's PERFORMANCE DURING ITS LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING
800.820.0888 OR 301.296.5100, VISITING THE RYDEX|SGI WEB SITE AT www.rydex-sgi.com, OR WRITING TO RYDEX|SGI SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.


NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND's SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUND OR RYDEX|SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.


THE TRUST's SEC REGISTRATION NUMBER IS 811-07584.

                                  PROSPECTUS 25


THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

(RYDEX|SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
WWW.RYDEX-SGI.COM


REMNI 1 0810x0811

                                                          RYDEX|SGI SERIES FUNDS
                                           A-CLASS AND C-CLASS SHARES PROSPECTUS

                                                                  AUGUST 1, 2010

                                                               MONEY MARKET FUND

             U.S. Government Money Market Fund (A-Class: RYAXX) (C-Class: RYCXX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


FUND SUMMARY



(INCLUDES FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, MANAGEMENT, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)



MONEY MARKET FUND
   U.S. GOVERNMENT MONEY MARKET FUND ......................................    1
MORE INFORMATION ABOUT THE TRUST AND THE FUND .............................    4
MANAGEMENT OF THE FUND ....................................................    4
SHAREHOLDER INFORMATION ...................................................    6
BUYING, SELLING AND EXCHANGING FUND SHARES ................................    6
SALES CHARGES .............................................................    8
   A-CLASS SHARES .........................................................    8
   C-CLASS SHARES .........................................................    8
BUYING FUND SHARES ........................................................    8
SELLING FUND SHARES .......................................................   11
EXCHANGING FUND SHARES ....................................................   12
ACCOUNT POLICIES ..........................................................   14
DISTRIBUTION AND SHAREHOLDER SERVICES .....................................   16
DIVIDENDS AND DISTRIBUTIONS ...............................................   16
ADDITIONAL TAX INFORMATION ................................................   17
FINANCIAL HIGHLIGHTS ......................................................   18
ADDITIONAL INFORMATION ....................................................   20

                                  PROSPECTUS 1



U.S. GOVERNMENT MONEY MARKET FUND



INVESTMENT OBJECTIVE - The U.S. Government Money Market Fund (the "Fund") seeks to provide security of principal, high current income, and liquidity.



FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 8 of this Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.



                                                                    A-CLASS   C-CLASS
                                                                    -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Deferred Sales Charge (Load) (as a percentage of initial
  purchase price or current market value, whichever is less)         None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees                                                      0.50%     0.50%
Distribution and Shareholder Service (12b-1) Fees                    0.25%     1.00%
Other Expenses                                                       0.43%     0.43%
                                                                     ----      ----
Total Annual Fund Operating Expenses                                 1.18%     1.93%
                                                                     ====      ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $120      $375     $  649    $1,432
C-CLASS SHARES    $296      $606     $1,042    $2,254


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $196      $606     $1,042    $2,254



PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.



PRINCIPAL INVESTMENT STRATEGIES - The Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in 2a-7 eligible securities, including, but not limited to Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (the World Bank), and high-quality commercial paper certificates of deposit, and short-term corporate bonds. The Fund operates under U.S. Securities and Exchange Commission (the "SEC") rules, which impose certain liquidity, maturity and diversification requirements on all money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. government.



PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


CREDIT RISK - The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

INTEREST RATE RISK - The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.


STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money.



PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 TO JUNE 30, 2010 IS 0%.


                                  (BAR CHART)


2001   2.31%
2002   0.11%
2003   0.01%
2004   0.03%
2005   1.31%
2006   3.05%
2007   3.18%
2008   0.64%
2009   0.01%



Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 03/31/2001) 0.99%                (quarter ended 03/31/2009) 0.00%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)


                                                   Since Inception
A-CLASS SHARES        Past 1 Year   Past 5 Years     (3/31/2004)
--------------        -----------   ------------   ---------------
Return Before Taxes      0.03%          2.24%           1.99%



                                                   Since Inception
C-CLASS SHARES        Past 1 Year   Past 5 Years     (10/19/2000)
--------------        -----------   ------------   ---------------
Return Before Taxes      -0.99%         1.63%           1.26%

                                  PROSPECTUS 3


YIELD


Call 800.820.0888 for the Fund's current yield.



MANAGEMENT



INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.



PORTFOLIO MANAGEMENT



     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.



     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.



     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.





PURCHASE AND SALE OF FUND SHARES - The minimum initial investment amounts and account balance requirements for A-Class Shares or C-Class Shares are:


     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts


Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and account balance requirements, which may be different than the amounts above.



There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House ("ACH"). Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.



Single direct purchases of C-Class Shares of the Fund requested in an amount of $1,000,000 or more will be placed into A-Class Shares of the Fund. C-Share purchases of $1,000,000 or more placed through a Financial Intermediary will be subject to any share class restrictions imposed by the intermediary.



The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at the Fund's next determined net asset value ("NAV") calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.



The Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the Fund will post advance notice of these events at www.rydex-sgi.com.



TAX INFORMATION - Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES - If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT THE TRUST AND THE FUND


Rydex Series Funds (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds that are grouped into several categories according to each fund's investment strategy. This Prospectus describes the A-Class Shares and C-Class Shares of the Fund. A-Class Shares and C-Class Shares of the Fund are sold through broker-dealers and other financial institutions ("financial intermediaries") whose clients take part in certain asset allocation investment programs.


INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summary along with additional risk information.

CREDIT RISK - Credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.


INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates. Because the Fund primarily invests in money market instruments and other short-term securities that are based on short-term interest rates, which can fluctuate significantly over short periods, the risk of decline in the Fund's yield may be greater than funds that invest in longer term securities that lock in interest rates. For example, if the Fund invests in money market securities with maturities of less than one year and interest rates decline, then the yield of the Fund will also decline because when the money market securities mature, the returns are reinvested at lower interest rates.



INTEREST RATE RISK - The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund -- a means of achieving an overall investment objective of principal safety -- reduces the likelihood of price fluctuation.


STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.


PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUND


INVESTMENT ADVISOR



The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Fund. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.


The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee for the fiscal year ended March 31, 2010 at an annualized rate based on the average daily net assets of the Fund, as set forth below:

FUND                                  ADVISORY FEE
----                                  ------------
U.S. GOVERNMENT MONEY MARKET ......       0.50%


The Advisor may reimburse expenses or waive fees of the Fund to the extent necessary to maintain the Fund's net yield at a certain level as determined by the Advisor. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

                                  PROSPECTUS 5


The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Fund and for services provided in connection with the sale of Fund shares.


A discussion regarding the basis for the Board's August 2009 approval of the Fund's investment advisory agreement is available in the Fund's September 30, 2009 Semi-Annual Report to Shareholders, which covers the period April 1, 2009 to September 30, 2009.


PORTFOLIO MANAGEMENT

The Fund is managed by a team of investment professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Fund.


MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of the Advisor - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Fund. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with the Advisor since it was founded in 1993. Mr. Byrum was named the President of the Advisor in 2004 and has served as CIO of the Advisor since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R)Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.



MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Funds. Mr. Dellapa joined the Advisor in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R)1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became a Portfolio Manager. Prior to joining the Advisor, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.



RYAN A. HARDER, CFA, Portfolio Manager - Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

The Fund calculates its NAV by:

     -    Taking the current market value of its total assets

     -    Subtracting any liabilities

     - Dividing that amount by the total number of shares owned by shareholders

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Fund will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI. For more information on these early closings, please call
800.820.0888 or visit the Rydex|SGI web site -www.rydex-sgi.com.

The Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Fund's Board of Trustees.

More information about the valuation of the Fund's holdings and the amortized cost method can be found in the SAI.

BUYING, SELLING AND EXCHANGING FUND SHARES

A-Class Shares and C-Class Shares are offered primarily through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex|SGI shareholder account to make share transactions
- buy, sell or exchange shares of the Fund. You can request an account application by calling Rydex|SGI Client Services at 800.820.0888 or
301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex|SGI to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex|SGI.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

                                  PROSPECTUS 7


     - You must provide a street address (Rydex|SGI does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - If you open an account directly with Rydex|SGI you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.


TRANSACTION INFORMATION



This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early -- such as on days in advance of holidays generally observed by the NYSE or as otherwise permitted by the SEC -- the Fund reserves the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and Rydex will post advance notice of early closings at www.rydex-sgi.com.



Notwithstanding the foregoing, the Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the Fund will post advance notice of these events at www.rydex-sgi.com.


TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Fund's transfer agent, distributor, or authorized dealer, subject to any applicable front-end sales charge. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.


METHOD                                    CUT-OFF TIME
------                      -----------------------------------------
By Mail                     4:00 P.M., Eastern Time or earlier close
By Phone                    1:00 P.M., Eastern Time*
By Internet                 1:00 P.M., Eastern Time*
By Financial Intermediary   4:00 P.M., Eastern Time or earlier close**



* TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND FOR THE FUND, THE FUND MUST RECEIVE YOUR WIRE PURCHASE ORDER BY 1:00 P.M., EASTERN TIME. ALL REDEMPTION ORDERS RECEIVED PRIOR TO 1:00 P.M., EASTERN TIME WILL NOT RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND. ALL REDEMPTION ORDERS RECEIVED AFTER 1:00 P.M., EASTERN TIME ARE ENTITLED TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND.


** EACH FINANCIAL INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE EARLIER CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

EARLY TRANSACTION CUT-OFF TIMES


On any day that the Fund calculates NAV earlier than normal, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.


TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Fund's next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

SALES CHARGES

A-CLASS SHARES


You will not be charged a sales charge for new purchases of A-Class Shares of the Fund. If you exchange your A-Class Shares of the Fund for A-Class Shares of another Rydex|SGI Fund, the exchange will be treated as an initial purchase of the other Rydex|SGI Fund, and applicable sales charges will apply.



In addition to the information in this Prospectus, you may obtain more information about share classes, sales charges and sales charges reductions and waivers by clicking on the "Customer Service Center" tab of www.rydex-sgi.com, from the SAI or from your financial adviser.




C-CLASS SHARES


C-Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% contingent deferred sales charge ("CDSC") based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your C-Class Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.


WAIVER OF CDSC

The CDSC will be waived for the redemption of C-Class Shares:

     - purchased through a financial intermediary that has entered into arrangements with the Distributor to forego receipt of an initial sales commission;

     -    purchased by reinvesting dividends;

     -    following the death or disability of a shareholder;

     -    on the first 10% of shares that are sold within 12 months of purchase;
          or

     -    resulting from required minimum distributions.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

BUYING FUND SHARES


The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

                                  PROSPECTUS 9


PURCHASE PROCEDURES


The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Fund does not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.


Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:


                                          INITIAL PURCHASE                             SUBSEQUENT PURCHASES

                            Complete the account application that          Complete the Rydex|SGI investment slip
                            corresponds to the type of account you are     included with your quarterly statement or
                            opening.                                       send written purchase instructions that
                                                                           include:
                            -   MAKE SURE TO DESIGNATE THE RYDEX|SGI
                                FUND(S) YOU WANT TO PURCHASE.              -   YOUR NAME

                            -   MAKE SURE YOUR INVESTMENT MEETS THE        -   YOUR SHAREHOLDER ACCOUNT NUMBER
                                ACCOUNT MINIMUM.
BY MAIL                                                                    -   THE RYDEX|SGI FUND(S) YOU WANT TO
                                                                               PURCHASE.
IRA AND OTHER RETIREMENT
ACCOUNTS REQUIRE                                       Make your check payable to RYDEX|SGI.
ADDITIONAL PAPERWORK.
                                        Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
CALL RYDEX|SGI CLIENT
SERVICES TO REQUEST A              Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.
RETIREMENT ACCOUNT
INVESTOR APPLICATION KIT.               IF YOU DO NOT SPECIFY WHICH RYDEX|SGI FUND(S) YOU WANT TO PURCHASE,
                                                   YOUR INVESTMENT WILL BE CREDITED TO THE FUND.

                                                                              Mail your written purchase instructions
                                Mail your application and check to:                        and check to:

                                                                 MAILING ADDRESSES:

                                         STANDARD DELIVERY                            OVERNIGHT DELIVERY

                                              Rydex|SGI                                     Rydex|SGI
                                           Attn: Ops. Dept.                              Attn: Ops. Dept
                                           P.O. Box 758567                              200 SW 6th Street
                                        Topeka, KS 66675-8567                         Topeka, KS 66603-3704


                                          INITIAL PURCHASE                             SUBSEQUENT PURCHASES

                            Submit new account paperwork, and then call    Be sure to designate in your wire
                            Rydex to obtain your account number.           instructions the Rydex|SGI Fund(s) you want
                                                                           to purchase.
                            -   MAKE SURE TO DESIGNATE THE RYDEX|SGI
                                FUND(S) YOU WANT TO PURCHASE.

                            -   MAKE SURE YOUR INVESTMENT MEETS THE
                                ACCOUNT MINIMUM.

                            To obtain "same-day credit" (to get that Business Day's NAV) for your purchase
                            order, YOU SHOULD CALL RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING
                            INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR THE RYDEX|SGI FUND(S) YOU
                            ARE PURCHASING:

BY WIRE                     -   Account Number
RYDEX|SGI CLIENT
SERVICES PHONE NUMBER:      -   Fund Name
800.820.0888
OR                          -   Amount of Wire
301.296.5406
                            -   Fed Wire Reference Number (upon request)

                            You will receive a confirmation number to verify that your purchase order has been accepted.

                            IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER MAY
                            NOT BE PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                            WIRE INSTRUCTIONS:
                            U.S. Bank
                            Cincinnati, OH
                            Routing Number: 0420-00013
                            For Account of: Rydex|SGI
                            Account Number: 48038-9030
                            [Your Name]
                            [Your shareholder account number]

                            IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT MAY BE
                            CREDITED TO THE FUND.

                                          INITIAL PURCHASE                           SUBSEQUENT PURCHASES

                            Submit new account paperwork, and then call    SUBSEQUENT PURCHASES MADE VIA ACH MUST
                            Rydex|SGI to obtain your account number. Be    BE A MINIMUM OF $20. To make a subsequent
                            sure to complete the "Electronic Investing     purchase send written purchase instructions
BY ACH (FAX)                via ("ACH")" section. Then, fax it to          that include:
                            Rydex|SGI (ONLY Individual, Joint and
Rydex|SGI fax number:       UGMA/UTMA accounts may be opened by fax).      -   YOUR NAME
301.296.5103
                                                                           -   YOUR SHAREHOLDER ACCOUNT NUMBER
                            -   MAKE SURE TO INCLUDE A LETTER OF
                                INSTRUCTION REQUESTING THAT WE PROCESS     -   THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE
                                YOUR PURCHASE BY ACH.
                                                                           -   ACH BANK INFORMATION (IF NOT ON RECORD)
                            -   MAKE SURE TO DESIGNATE THE RYDEX|SGI
                                FUND(S) YOU WANT TO PURCHASE.

                            -   MAKE SURE YOUR INVESTMENT MEETS THE
                                ACCOUNT MINIMUM.

BY ACH                                Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com
(INTERNET)

                                  PROSPECTUS 11


CANCELLED PURCHASE ORDERS

Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

     -    if your bank does not honor your check for any reason

     -    if the transfer agent (Rydex|SGI) does not receive your wire transfer

     -    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

     -    if your bank does not honor your ACH transfer


IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND'S NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.


SELLING FUND SHARES

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary.


The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.


REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by:

              STANDARD DELIVERY       OVERNIGHT DELIVERY
                  Rydex|SGI               Rydex|SGI
  MAIL        Attn: Ops. Dept.         Attn: Ops. Dept.
               P.O. Box 758567        200 SW 6th Street
            Topeka, KS 66675-8567   Topeka, KS 66603-3704

            301.296.5103
   FAX If you send your redemption order by fax, you must call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.

All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Fund.


REDEEMING SHARES BY DRAFT WRITING



If you hold shares directly, you may redeem shares from the Fund by writing drafts for $100 or more on your existing account. The drafts may be made payable to any person or entity and your account will continue to earn dividends until the draft clears. Drafts may not be used for electronic funds transfers (i.e., electronic bill payments or ACH). If your balance in the Fund is insufficient to cover the amount of your draft, the transfer agent will automatically exchange sufficient funds from your Rydex|SGI Fund with the highest account balance to cover the draft (CDSC charges may apply).



You can obtain a draft writing application by calling 800.820.0888. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a draft to close your account. There is no fee for the draft writing privilege, but if payment on a draft is stopped upon your request, or if the draft cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your draft for payment. Rydex|SGI may also charge a $25 fee for a draft that cannot be honored due to insufficient funds. The Fund may suspend the draft writing privilege at any time.


LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Fund may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Fund may redeem your shares if the value of your account falls below the required minimum account balance. However, the Fund will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES


An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of A-Class Shares or C-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund for A-Class Shares or C-Class Shares of any

                                  PROSPECTUS 13



other Rydex Series Fund or Rydex Dynamic Fund on the basis of the respective NAVs of the shares involved. An exchange of A-Class Shares of the Fund that have not previously been subject to a sales charge will be treated as an initial purchase of the other Rydex|SGI Fund and applicable sales charges will apply. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex|SGI Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Series Funds and Rydex Dynamic Funds" for additional information. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send exchange requests to Rydex|SGI by:

              STANDARD DELIVERY       OVERNIGHT DELIVERY
                  Rydex|SGI               Rydex|SGI
  MAIL        Attn: Ops. Dept.         Attn: Ops. Dept.
               P.O. Box 758567        200 SW 6th Street
            Topeka, KS 66675-8567   Topeka, KS 66603-3704

            301.296.5101
   FAX      If you send your exchange request by fax, you must call Rydex|SGI
            Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406

 INTERNET   Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

EXCHANGES WITH OTHER RYDEX SERIES FUNDS AND RYDEX DYNAMIC FUNDS

On any Business Day, investors may make exchanges of A-Class Shares or C-Class Shares of the Fund for A-Class Shares or C-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS AND ALL OF THE RYDEX DYNAMIC FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN OF THE RYDEX SERIES FUNDS DO NOT ALLOW UNLIMITED TRADING. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX|SGI FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX|SGI FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any nonresident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its transfer agent are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

                                  PROSPECTUS 15


eDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE - 1(800) 717-7776


You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.


SERVICE AND OTHER FEES

Rydex|SGI may charge the following administrative fees on accounts held directly through the Fund's transfer agent for services associated with the following:


     -    $15 for wire transfers of redemption proceeds under $5,000


     -    $50 on purchase checks returned for insufficient funds

     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     - $15 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or ACH transactions

     -    $15 per year for low balance accounts

     - Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), and Rydex|SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex|SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account. If you liquidate your account during the year any unpaid annual maintenance fee will be deducted at that time.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, and 403(b). This fee will be deducted from the proceeds of your redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Because the Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Fund's Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Fund come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve their respective investment objectives.

RIGHTS RESERVED BY THE FUND

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES

A-CLASS SHARES

The Fund has adopted a Distribution Plan applicable to A-Class Shares that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor generally will, in turn, pay the Service Provider out of its fees. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

C-CLASS SHARES

The Fund has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable to C-Class Shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund's average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS


The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Fund. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.


DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS

The Fund will declare dividends daily and pay them monthly or upon redemption. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

                                  PROSPECTUS 17


DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $10 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and subject to certain limitations. The Fund expects to make distributions that will not be treated as qualified dividend income.


     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year. Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.


     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.



     - Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

     - The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS


EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex|SGI Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.


STATE TAX CONSIDERATIONS

The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of operations of the Fund's A-Class Shares or C-Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the years ended March 31, 2010, 2009, 2008 and 2007 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report along with the financial statements and related notes, appears in the Fund's 2010 Annual Report. The information for the year ended March 31, 2006 was audited by a predecessor independent registered public accounting firm. The 2010 Annual Report is available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2010 Annual Report is incorporated by reference in the SAI.

                                  PROSPECTUS 19


FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance for the periods presented.

                                                           NET
                                              NET       INCREASE
                                            REALIZED   (DECREASE)
                      NET                     AND        IN NET
                     ASSET                 UNREALIZED     ASSET    DISTRIBUTIONS
                     VALUE,      NET         GAINS        VALUE         FROM      DISTRIBUTIONS
                   BEGINNING  INVESTMENT   (LOSSES)     RESULTING       NET          FROM NET
                       OF       INCOME         ON         FROM       INVESTMENT      REALIZED        TOTAL
YEAR ENDED           PERIOD    (LOSS)+    INVESTMENTS  OPERATIONS      INCOME         GAINS      DISTRIBUTIONS
----------         ---------  ----------  -----------  ----------  -------------  -------------  -------------
U.S. GOVERNMENT MONEY MARKET FUND A-CLASS
   MARCH 31, 2010    $1.00      $(--)ss       $--        $(--)ss       $ (--)ss        $--          $ (--)ss
   March 31, 2009     1.00       .01           --         .01           (.01)           --           (.01)
   March 31, 2008     1.00       .03           --         .03           (.03)           --           (.03)
   March 31, 2007     1.00       .04           --         .04           (.04)           --           (.04)
   March 31, 2006     1.00       .03           --         .03           (.03)           --           (.03)
U.S. GOVERNMENT MONEY MARKET FUND C-CLASS
   MARCH 31, 2010     1.00       (--)ss        --         (--)ss         (--)ss         --            (--)ss
   March 31, 2009     1.00        --           --          --            (--)ss         --            (--)ss
   March 31, 2008     1.00       .03           --         .03           (.03)           --           (.03)
   March 31, 2007     1.00       .03           --         .03           (.03)           --           (.03)
   March 31, 2006     1.00       .02           --         .02           (.02)           --           (.02)

                                                    RATIOS TO
                                               AVERAGE NET ASSETS:                     NET
                       NET               ------------------------------              ASSETS,
                      ASSET                                      NET                 END OF
                     VALUE,    TOTAL                         INVESTMENT  PORTFOLIO   PERIOD
                     END OF  INVESTMENT    TOTAL     NET       INCOME     TURNOVER   (000'S
YEAR ENDED           PERIOD   RETURN++   EXPENSES  EXPENSES    (LOSS)       RATE    OMITTED)
----------           ------  ----------  --------  --------  ----------  ---------  --------
U.S. GOVERNMENT MONEY MARKET FUND A-CLASS
   MARCH 31, 2010     $1.00     0.01%      1.18%     0.38%     (0.04)%       --     $ 30,640
   March 31, 2009      1.00     0.85%      1.20%     1.09%      0.74%        --       49,072
   March 31, 2008      1.00     3.51%      1.18%     1.18%      3.45%        --       21,174
   March 31, 2007      1.00     4.01%      1.17%     1.17%      3.97%        --       18,779
   March 31, 2006      1.00     2.51%      1.15%     1.15%      2.66%        --       14,324
U.S. GOVERNMENT MONEY MARKET FUND C-CLASS
   MARCH 31, 2010      1.00     0.01%      1.93%     0.39%     (0.05)%       --       76,598
   March 31, 2009      1.00     0.26%      1.95%     1.70%      0.24%        --      135,384
   March 31, 2008      1.00     2.74%      1.93%     1.93%      2.69%        --      121,436
   March 31, 2007      1.00     3.24%      1.92%     1.92%      3.20%        --      120,415
   March 31, 2006      1.00     1.76%      1.89%     1.89%      1.72%        --      131,045

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ TOTAL INVESTMENT RETURN DOES NOT REFLECT THE IMPACT OF ANY APPLICABLE SALES CHARGES AND HAS NOT BEEN ANNUALIZED.

ss   LESS THAN $.01 PER SHARE.

ADDITIONAL INFORMATION

ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUND IS INCLUDED IN THE SAI DATED AUGUST 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("http://www.sec.gov") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: publicin-fo@sec.gov.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THEIR LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING
800.820.0888 OR 301.296.5100, VISITING THE RYDEX|SGI WEB SITE AT www.rydex-sgi.com, OR WRITING TO RYDEX|SGI SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUND OR RYDEX|SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

(RYDEX|SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888

www.rydex-sgi.com



RSMAC-1-0810x0811

                                                          RYDEX|SGI SERIES FUNDS
                                         INVESTOR CLASS AND ADVISOR CLASS SHARES
                                                                      PROSPECTUS

                                                                  AUGUST 1, 2010

                                                               MONEY MARKET FUND


                                               U.S. Government Money Market Fund

                                  (Investor Class: RYMXX) (Advisor Class: RYDXX)


                                    (GRAPHIC)

                                                                (RYDEX|SGI LOGO)
                                                   SECURITY GLOBAL INVESTORS(SM)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


FUND SUMMARY



(INCLUDES FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, MANAGEMENT, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)



MONEY MARKET FUND
   U.S. GOVERNMENT MONEY MARKET FUND ......................................    1
MORE INFORMATION ABOUT THE TRUST AND THE FUND .............................    3
MANAGEMENT OF THE FUND ....................................................    4
SHAREHOLDER INFORMATION ...................................................    6
BUYING, SELLING AND EXCHANGING FUND SHARES ................................    6
BUYING FUND SHARES ........................................................    8
SELLING FUND SHARES .......................................................   11
EXCHANGING FUND SHARES ....................................................   13
ACCOUNT POLICIES ..........................................................   14
DISTRIBUTION AND SHAREHOLDER SERVICES .....................................   16
DIVIDENDS AND DISTRIBUTIONS ...............................................   16
ADDITIONAL TAX INFORMATION ................................................   17
FINANCIAL HIGHLIGHTS ......................................................   18
ADDITIONAL INFORMATION ....................................................   20

                                  PROSPECTUS 1



U.S. GOVERNMENT MONEY MARKET FUND



INVESTMENT OBJECTIVE - The U.S. Government Money Market Fund (the "Fund") seeks to provide security of principal, high current income, and liquidity.



FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares or Advisor Class Shares of the Fund.



                                                              INVESTOR   ADVISOR
                                                                CLASS     CLASS
                                                              --------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)       N/A       N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees                                                 0.50%     0.50%
Distribution (12b-1) and Shareholder Service Fees               None      0.25%
Other Expenses                                                  0.43%     0.68%
Total Annual Fund Operating Expenses                            0.93%     1.43%



EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.



The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                        ------   -------   -------   --------
INVESTOR CLASS SHARES    $ 95      $296      $515     $1,143
ADVISOR CLASS SHARES     $146      $452      $782     $1,713



PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.



PRINCIPAL INVESTMENT STRATEGIES - The Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in 2a-7 eligible securities, including, but not limited to Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (the World Bank), and high-quality commercial paper certificates of deposit, and short-term corporate bonds. The Fund operates under U.S. Securities and Exchange Commission (the "SEC") rules, which impose certain liquidity, maturity and diversification requirements on all money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.



Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. government.



PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


CREDIT RISK - The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

INTEREST RATE RISK - The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.


STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money.



PERFORMANCE INFORMATION - The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares and Advisor Class Shares of the Fund as an average over different periods of time. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.



Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.



THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS 0%.


                                   (BAR CHART)


2000    5.41%
2001    3.33%
2002    0.86%
2003    0.24%
2004    0.44%
2005    2.31%
2006    4.04%
2007    4.21%
2008    1.65%
2009    0.05%



Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2000) 1.45%                (quarter ended 06/30/2009) 0.00%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)


INVESTOR CLASS SHARES   Past 1 Year   Past 5 Years   Past 10 Years
---------------------   -----------   ------------   -------------
Return Before Taxes        0.05%         2.45%           2.25%



ADVISOR CLASS SHARES   Past 1 Year   Past 5 Years   Past 10 Years
--------------------   -----------   ------------   -------------
Return Before Taxes        0.02%         2.04%           1.84%


YIELD


Call 800.820.0888 for the Fund's current yield.

                                  PROSPECTUS 3



MANAGEMENT



INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.



PORTFOLIO MANAGERS



     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.



     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.



     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.





PURCHASE AND SALE OF FUND SHARES - The minimum initial investment amounts for accounts held through a third party (e.g., a brokerage account) are:


     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts


Accounts held DIRECTLY at Rydex|SGI are subject to a minimum account balance of $25,000 FOR NON-MANAGED ACCOUNTS (INCLUDING RETIREMENT ACCOUNTS) AND $15,000 FOR ACCOUNTS MANAGED BY FINANCIAL INTERMEDIARIES. Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary's minimum initial investment amount and account balance requirements, which may be different than the amounts above.





There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House ("ACH"). Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.



The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at the Fund's next determined net asset value ("NAV") calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.



The Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the Fund will post advance notice of these events at www.rydex-sgi.com.



TAX INFORMATION - Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES - If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.


MORE INFORMATION ABOUT THE TRUST AND THE FUND


Rydex Series Funds (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds that are grouped into several categories according to each fund's investment strategy. This Prospectus describes the Investor Class Shares and Advisor Class Shares of the Fund.

Investor Class Shares are offered directly through Rydex Fund Services Inc. and also through authorized securities brokers and other financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into agreement with the principal underwriter to offer Investor Class Shares through a no-load network or platform, and to investors who take part in certain asset allocation investment programs. Advisor Class Shares are offered only through financial intermediaries or securities dealers who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into agreement with the principal underwriter to offer Advisor Class Shares through a no-load network or platform, and to investors who take part in certain asset allocation investment programs. Unlike Investor Class Shares, Advisor Class Shares have a distribution and shareholder service fee which compensates financial intermediaries, in part, for services they provide to investors who purchase Advisor Class Shares of the Fund.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summary along with additional risk information.

CREDIT RISK - Credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.


INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates. Because the Fund primarily invests in money market instruments and other short-term securities that are based on short-term interest rates, which can fluctuate significantly over short periods, the risk of decline in the Fund's yield may be greater than funds that invest in longer term securities that lock in interest rates. For example, if the Fund invests in money market securities with maturities of less than one year and interest rates decline, then the yield of the Fund will also decline because when the money market securities mature, the returns are reinvested at lower interest rates.


INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates. Because the Fund primarily invests in money market instruments and other short-term securities that are based on short-term interest rates, which can fluctuate significantly over short periods, the risk of decline in the Fund's yield may be greater than funds that invest in longer term securities that lock in interest rates. For example, if the Fund invests in money market securities with maturities of less than one year and interest rates decline, then the yield of the Fund will also decline because when the money market securities mature, the returns are reinvested at lower interest rates.


STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.


PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUND


INVESTMENT ADVISOR



The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Fund. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.


The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee for the fiscal year ended March 31, 2010 at an annualized rate based on the average daily net assets of the Fund, as set forth below:

FUND                              ADVISORY FEE
----                              ------------
U.S. GOVERNMENT MONEY MARKET...       0.50%

                                  PROSPECTUS 5



The Advisor may reimburse expenses or waive fees of the Fund to the extent necessary to maintain the Fund's net yield at a certain level as determined by the Advisor. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.


The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Fund and for services provided in connection with the sale of Fund shares.


A discussion regarding the basis for the Board's August 2009 approval of the Fund's investment advisory agreement is available in the Fund's September 30, 2009 Semi-Annual Report to Shareholders, which covers the period April 1, 2009 to September 30, 2009.


PORTFOLIO MANAGEMENT

The Fund is managed by a team of investment professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Fund.


MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of the Advisor - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Fund. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with the Advisor since it was founded in 1993. Mr. Byrum was named the President of the Advisor in 2004 and has served as CIO of the Advisor since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R) Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.



MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Funds. Mr. Dellapa joined the Advisor in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became a Portfolio Manager. Prior to joining the Advisor, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.



RYAN A. HARDER, CFA, Portfolio Manager - Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

SHAREHOLDER INFORMATION

     CALCULATING NAV

     The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

     The Fund calculates its NAV by:

          -    Taking the current market value of its total assets

          -    Subtracting any liabilities

          - Dividing that amount by the total number of shares owned by shareholders

     The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
     Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Fund will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI. For more information on these early closings, please call 800.820.0888 or visit the Rydex|SGI web site -www.rydex-sgi.com.

     The Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Fund's Board of Trustees.

     More information about the valuation of the Fund's holdings and the amortized cost method can be found in the SAI.

BUYING, SELLING AND EXCHANGING FUND SHARES

Investor Class Shares are offered directly through Rydex Fund Services Inc. and also through authorized securities brokers and other financial intermediaries. Advisor Class Shares are offered only through financial intermediaries or securities dealers. Unlike Investor Class Shares, Advisor Class Shares have a distribution and shareholder service fee which compensates financial intermediaries, in part, for services they provide to investors who purchase Advisor Class Shares of the Fund.

OPENING YOUR ACCOUNT

You will need to open a Rydex|SGI shareholder account to make share transactions
- buy, sell or exchange shares of the Fund. You can request an account application by calling Rydex|SGI Client Services at 800.820.0888 or
301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.


To open an Individual Retirement Account ("IRA") with Rydex|SGI directly, you must transfer an existing IRA (or multiple IRAs) in order to meet the minimum investment amount requirements.


The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex|SGI to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex|SGI.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

                                  PROSPECTUS 7


     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     - You must provide a street address (Rydex|SGI does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - If you open an account directly with Rydex|SGI you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.


TRANSACTION INFORMATION



This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE or as otherwise permitted by the SEC - the Fund reserves the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and Rydex will post advance notice of early closings at www.rydex-sgi.com.



Notwithstanding the foregoing, the Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the Fund will post advance notice of these events at www.rydex-sgi.com.


TRANSACTION CUT-OFF TIMES


All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Fund's transfer agent, distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.



METHOD                                     CUT-OFF TIME
------                                     ------------
By Mail                     4:00 P.M., Eastern Time or earlier close
By Phone                    1:00 P.M., Eastern Time*
By Internet                 1:00 P.M., Eastern Time*
By Financial Intermediary   4:00 P.M., Eastern Time or earlier close**



* TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND FOR THE FUND, THE FUND MUST RECEIVE YOUR WIRE PURCHASE ORDER BY 1:00 P.M., EASTERN TIME. ALL REDEMPTION ORDERS RECEIVED PRIOR TO 1:00 P.M., EASTERN TIME WILL NOT RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND. ALL REDEMPTION ORDERS RECEIVED AFTER 1:00 P.M., EASTERN TIME ARE ENTITLED TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND.


** EACH FINANCIAL INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE EARLIER CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

EARLY TRANSACTION CUT-OFF TIMES


On any day that the Fund calculates NAV earlier than normal, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Fund's next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

BUYING FUND SHARES


The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.


PURCHASE PROCEDURES


The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Fund does not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.


Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:

                                  PROSPECTUS 9


                                            INITIAL PURCHASE                               SUBSEQUENT PURCHASES

                           Complete the account application that                Complete the Rydex|SGI investment slip
                           corresponds to the type of account you are           included with your quarterly statement or
                           opening.                                             send written purchase instructions that
                                                                                include:

                           -   MAKE SURE TO DESIGNATE THE RYDEX|SGI             -   YOUR NAME
                               FUND(S) YOU WANT TO PURCHASE.
                                                                                -   YOUR SHAREHOLDER ACCOUNT NUMBER
                           -   MAKE SURE YOUR INVESTMENT MEETS THE
                               ACCOUNT MINIMUM.                                 -   THE RYDEX|SGI FUND(S) YOU WANT TO
                                                                                    PURCHASE.
BY MAIL
IRA AND OTHER RETIREMENT
ACCOUNTS REQUIRE                                        Make your check payable to RYDEX|SGI.
ADDITIONAL PAPERWORK.
                                        Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
CALL RYDEX|SGI CLIENT
SERVICES TO REQUEST A               Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.
RETIREMENT ACCOUNT                       IF YOU DO NOT SPECIFY WHICH RYDEX|SGI FUND(S) YOU WANT TO PURCHASE,
INVESTOR APPLICATION KIT.                           YOUR INVESTMENT WILL BE CREDITED TO THE FUND.

                                                                                 Mail your written purchase instructions
                                   Mail your application and check to:                        and check to:

                                                                 MAILING ADDRESSES:

                                            STANDARD DELIVERY                               OVERNIGHT DELIVERY

                                               Rydex|SGI                                        Rydex|SGI
                                            Attn: Ops. Dept.                                 Attn: Ops. Dept
                                            P.O. Box 758567                                 200 SW 6th Street
                                         Topeka, KS 66675-8567                            Topeka, KS 66603-3704

                                            INITIAL PURCHASE                               SUBSEQUENT PURCHASES

                           Submit new account paperwork, and then call          Be sure to designate in your wire
                           Rydex|SGI to obtain your account number.             instructions the Rydex|SGI Fund(s) you
                                                                                want to purchase.

                           -   MAKE SURE TO DESIGNATE THE RYDEX|SGI
                               FUND(S) YOU WANT TO PURCHASE.

                           -   MAKE SURE YOUR INVESTMENT MEETS THE
                               ACCOUNT MINIMUM.

                           To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU
                           SHOULD CALL RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE
                           TRANSACTION CUT-OFF TIME FOR THE RYDEX|SGI FUND(S) YOU ARE PURCHASING:
BY WIRE
Rydex|SGI                  -   Account Number
Client Services
phone number:              -   Fund Name
800.820.0888
or                         -   Amount of Wire
301.296.5406
                           -   Fed Wire Reference Number (upon request)

                           You will receive a confirmation number to verify that your purchase order has been accepted.

                           IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER MAY
                           NOT BE PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                           WIRE INSTRUCTIONS:

                           U.S. Bank
                           Cincinnati, OH
                           Routing Number: 0420-00013
                           For Account of: Rydex|SGI Account Number: 48038-9030
                           [Your Name]
                           [Your shareholder account number]

                           IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT MAY BE
                           CREDITED TO THE FUND.

                                            INITIAL PURCHASE                               SUBSEQUENT PURCHASES

                           Submit new account paperwork, and then               SUBSEQUENT PURCHASES MADE VIA ACH MUST
                           call Rydex|SGI to obtain your account num-           BE A MINIMUM OF $20. To make a subsequent
                           ber. Be sure to complete the "Electronic             purchase send written purchase instructions
                           Investing via ("ACH")" section. Then, fax it to      that include:
                           Rydex|SGI (ONLY Individual, Joint and
BY ACH                     UGMA/UTMA accounts may be opened by                  -   YOUR NAME
(FAX)                      fax).
Rydex|SGI fax number:                                                           -   YOUR SHAREHOLDER ACCOUNT NUMBER
301.296.5103               -   MAKE SURE TO INCLUDE A LETTER OF INSTRUCTION
                               REQUESTING THAT WE PROCESS YOUR PURCHASE         -   THE RYDEX|SGI FUND(S) YOU WANT TO
                               BY ACH.                                              PURCHASE

                           -   MAKE SURE TO DESIGNATE THE RYDEX|SGI             -   ACH BANK INFORMATION (IF NOT ON RECORD).
                               FUND(S) YOU WANT TO PURCHASE.

                           -   MAKE SURE YOUR INVESTMENT MEETS THE
                               ACCOUNT MINIMUM.

BY ACH
(INTERNET)                 Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

                                  PROSPECTUS 11


CANCELLED PURCHASE ORDERS

Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

     -    if your bank does not honor your check for any reason

     -    if the transfer agent (Rydex|SGI) does not receive your wire transfer

     -    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

     -    if your bank does not honor your ACH transfer


IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND'S NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.


SELLING FUND SHARES

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary.


The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.


REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by:

                  STANDARD DELIVERY            OVERNIGHT DELIVERY

  MAIL                Rydex|SGI                     Rydex|SGI
                  Attn: Ops. Dept.              Attn: Ops. Dept.
                   P.O. Box 758567              200 SW 6th Street
                Topeka, KS 66675-8567         Topeka, KS 66603-3704

            301.296.5103
   FAX      If you send your redemption order by fax, you must call Rydex|SGI
            Client Services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.

All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

     SIGNATURE GUARANTEES

     Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Fund.


REDEEMING SHARES BY DRAFT WRITING



If you hold shares directly, you may redeem shares from the Fund by writing drafts for $100 or more on your existing account. The drafts may be made payable to any person or entity and your account will continue to earn dividends until the draft clears. Drafts may not be used for electronic funds transfers (i.e., electronic bill payments or ACH). If your balance in the Fund is insufficient to cover the amount of your draft, the transfer agent will automatically exchange sufficient funds from your Rydex|SGI Fund with the highest account balance to cover the draft.



You can obtain a draft writing application by calling 800.820.0888. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a draft to close your account. There is no fee for the draft writing privilege, but if payment on a draft is stopped upon your request, or if the draft cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your draft for payment. Rydex|SGI may also charge a $25 fee for a draft that cannot be honored due to insufficient funds. The Fund may suspend the draft writing privilege at any time.


LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Fund may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Fund may redeem your shares if the value of your account falls below the required minimum account balance. However, the Fund will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

                                  PROSPECTUS 13


EXCHANGING FUND SHARES


An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of Investor Class Shares of any Rydex Series Fund for Investor Class Shares (or H-Class Shares, if applicable) of any other Rydex Series Fund or Rydex Dynamic Fund on the basis of the respective NAVs of the shares involved. Investors may similarly make exchanges of Advisor Class Shares of any Rydex Series Fund for Advisor Class Shares (or H-Class Shares, if applicable) of any other Rydex Series Fund or Rydex Dynamic Fund on the basis of the respective NAVs of the shares involved on any Business Day. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex|SGI Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Series Funds and Rydex Dynamic Funds" for additional information. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send exchange requests to Rydex|SGI by:

                  STANDARD DELIVERY                OVERNIGHT DELIVERY

    MAIL               Rydex|SGI                        Rydex|SGI
                   Attn: Ops. Dept.                  Attn: Ops. Dept.
                    P.O. Box 758567                 200 SW 6th Street
                 Topeka, KS 66675-8567            Topeka, KS 66603-3704

            301.296.5101
    FAX     If you send your exchange request by fax, you must call Rydex|SGI
            Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.

 TELEPHONE  800.820.0888 or 301.296.5406

  INTERNET  Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

EXCHANGES WITH OTHER RYDEX SERIES FUNDS AND RYDEX DYNAMIC FUNDS


On any Business Day, investors may make exchanges of Investor Class Shares or Advisor Class Shares of the Fund for Investor Class Shares (or H-Class Shares, if applicable) or Advisor Class Shares (or H-Class Shares, if applicable) of any Rydex Series Fund or Rydex Dynamic Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS AND ALL OF THE RYDEX DYNAMIC FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN OF THE RYDEX SERIES FUNDS DO NOT ALLOW UNLIMITED TRADING. IF YOU ARE

CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX|SGI FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX|SGI FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling 800.820.0888 or
301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any nonresident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its transfer agent are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities

                                  PROSPECTUS 15


emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

eDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE - 1(800) 717-7776


You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.


SERVICE AND OTHER FEES

Rydex|SGI may charge the following administrative fees on accounts held directly through the Fund's transfer agent for services associated with the following:


     -    $15 for wire transfers of redemption proceeds under $5,000


     -    $50 on purchase checks returned for insufficient funds

     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     - $15 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or ACH transactions

     -    $15 per year for low balance accounts

     - Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), and Rydex|SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex|SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account. If you liquidate your account during the year any unpaid annual maintenance fee will be deducted at that time.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, and 403(b). This fee will be deducted from the proceeds of your redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Because the Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Fund's Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Fund come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve their respective investment objectives.

RIGHTS RESERVED BY THE FUND

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES


ADVISOR CLASS SHARES



The Fund has adopted a Distribution Plan and a Shareholder Services Plan with respect to Advisor Class Shares that allows the Fund to pay distribution and services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/or shareholder services ("Service Providers"). The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets of the Advisor Class Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Fund will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.


COMPENSATION TO DEALERS


The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Fund. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.


DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS

The Fund will declare dividends daily and pay them monthly or upon redemption. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

                                  PROSPECTUS 17


DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $10 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.


     - The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and subject to certain limitations. The Fund expects to make distributions that will not be treated as qualified dividend income.


     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year. Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.



     - Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

     - The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS


EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex|SGI Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.


STATE TAX CONSIDERATIONS

The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of operations of the Fund's Investor Class or Advisor Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the years ended March 31, 2010, 2009, 2008 and 2007 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report along with the financial statements and related notes, appears in the Fund's 2010 Annual Report. The information for the year ended March 31, 2006 was audited by a predecessor independent registered public accounting firm. The 2010 Annual Report is available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2010 Annual Report is incorporated by reference in the SAI.

                                  PROSPECTUS 19


FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance for the periods presented.


                                                           NET INCREASE
                                           NET REALIZED     (DECREASE)
                   NET ASSET      NET           AND        IN NET ASSET   DISTRIBUTIONS  DISTRIBUTIONS
                     VALUE,   INVESTMENT    UNREALIZED         VALUE         FROM NET       FROM NET
                   BEGINNING    INCOME    GAINS (LOSSES)  RESULTING FROM    INVESTMENT      REALIZED        TOTAL
YEAR ENDED         OF PERIOD   (LOSS)+    ON INVESTMENTS    OPERATIONS        INCOME         GAINS      DISTRIBUTIONS
----------         ---------  ----------  --------------  --------------  -------------  -------------  -------------
U.S. GOVERNMENT MONEY MARKET FUND INVESTOR CLASS
   MARCH 31, 2010    $1.00      $ --ss          $--          $  --ss        $ (--)ss          $--          $ (--)ss
   March 31, 2009     1.00       .01             --            .01           (.01)             --           (.01)
   March 31, 2008     1.00       .04             --            .04           (.04)             --           (.04)
   March 31, 2007     1.00       .04             --            .04           (.04)             --           (.04)
   March 31, 2006     1.00       .03             --            .03           (.03)             --           (.03)
U.S. GOVERNMENT MONEY MARKET FUND ADVISOR CLASS
   MARCH 31, 2010     1.00        --ss           --             --ss          (--)ss           --            (--)ss
   March 31, 2009     1.00       .01             --            .01           (.01)             --           (.01)
   March 31, 2008     1.00       .03             --            .03           (.03)             --           (.03)
   March 31, 2007     1.00       .04             --            .04           (.04)             --           (.04)
   March 31, 2006     1.00       .02             --            .02           (.02)             --           (.02)

                                                     RATIOS TO
                                                AVERAGE NET ASSETS:
                                          ------------------------------
                   NET ASSET                                      NET                 NET ASSETS,
                     VALUE,      TOTAL                        INVESTMENT  PORTFOLIO      END OF
                     END OF   INVESTMENT   TOTAL       NET      INCOME    TURNOVER   PERIOD (000'S
YEAR ENDED           PERIOD    RETURN++   EXPENSES  EXPENSES     (LOSS)      RATE       OMITTED)
----------         ---------  ----------  --------  --------  ----------  ---------  -------------
U.S. GOVERNMENT MONEY MARKET FUND INVESTOR CLASS
   MARCH 31, 2010    $1.00       0.01%      0.93%     0.37%      0.01%        --       $  872,765
   March 31, 2009     1.00       1.06%      0.95%     0.90%      1.02%        --        1,114,286
   March 31, 2008     1.00       3.76%      0.93%     0.93%      3.71%        --          978,584
   March 31, 2007     1.00       4.26%      0.92%     0.92%      4.20%        --          982,347
   March 31, 2006     1.00       2.79%      0.88%     0.88%      2.74%        --          975,088
U.S. GOVERNMENT MONEY MARKET FUND ADVISOR CLASS
   MARCH 31, 2010     1.00       0.01%      1.43%     0.37%      0.03%        --          123,870
   March 31, 2009     1.00       0.65%      1.45%     1.26%      0.55%        --          341,425
   March 31, 2008     1.00       3.24%      1.43%     1.43%      3.25%        --          159,111
   March 31, 2007     1.00       3.75%      1.42%     1.42%      3.70%        --          204,068
   March 31, 2006     1.00       2.28%      1.39%     1.39%      2.21%        --          151,828

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ TOTAL INVESTMENT RETURN DOES NOT REFLECT THE IMPACT OF ANY APPLICABLE SALES CHARGES AND HAS NOT BEEN ANNUALIZED.

SS   LESS THAN $.01 PER SHARE.

ADDITIONAL INFORMATION

ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUND IS INCLUDED IN THE SAI DATED AUGUST 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("http://www.sec.gov") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: publicinfo@sec.gov.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THEIR LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING
800.820.0888 OR 301.296.5100, VISITING THE RYDEX|SGI WEB SITE AT www.rydex-sgi.com, OR WRITING TO RYDEX|SGI SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUND OR RYDEX|SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

(RYDEX|SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
WWW.RYDEX-SGI.COM


RSMAI-1-0810x0811

                                                          RYDEX|SGI SERIES FUNDS


                                               INVESTOR2 CLASS SHARES PROSPECTUS

                                                                  AUGUST 1, 2010


                                                               MONEY MARKET FUND

                                       U.S. Government Money Market Fund (RYIXX)


                                   (GRAPHIC)

                                                                (RYDEX|SGI LOGO)
                                                   SECURITY GLOBAL INVESTORS(SM)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


FUND SUMMARY

(INCLUDES FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, MANAGEMENT, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)

MONEY MARKET FUND
   U.S. GOVERNMENT MONEY MARKET FUND ......................................    1
MORE INFORMATION ABOUT THE TRUST AND THE FUND .............................    3
MANAGEMENT OF THE FUND ....................................................    4
SHAREHOLDER INFORMATION ...................................................    5
BUYING, SELLING AND EXCHANGING FUND SHARES ................................    6
BUYING FUND SHARES ........................................................    7
SELLING FUND SHARES .......................................................    9
EXCHANGING FUND SHARES ....................................................   10
ACCOUNT POLICIES ..........................................................   11
DISTRIBUTION AND SHAREHOLDER SERVICES .....................................   13
DIVIDENDS AND DISTRIBUTIONS ...............................................   13
ADDITIONAL TAX INFORMATION ................................................   13
FINANCIAL HIGHLIGHTS ......................................................   14
ADDITIONAL INFORMATION ....................................................   16

                                  PROSPECTUS 1



U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE - The U.S. Government Money Market Fund (the "Fund") seeks to provide security of principal, high current income, and liquidity.


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Investor2 Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                 None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees                                                            0.50%
Distribution (12b-1) and/or Shareholder Service Fees                       None
Other Expenses                                                             0.44%
                                                                           ----
Total Annual Fund Operating Expenses                                       0.94%
                                                                           ====


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $96      $300      $520     $1,155

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in 2a-7 eligible securities, including, but not limited to Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (the World Bank), and high-quality commercial paper certificates of deposit, and short-term corporate bonds. The Fund operates under U.S. Securities and Exchange Commission (the "SEC") rules, which impose certain liquidity, maturity and diversification requirements on all money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. government.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:


CREDIT RISK - The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

INTEREST RATE RISK - The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.


STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money.

PERFORMANCE INFORMATION - The Fund's Investor2 Class Shares do not have a full calendar year of performance. Therefore, the returns shown in the bar chart below for all periods are the returns of the Fund's Investor Class Shares, which are not offered in this Prospectus. The Fund's Investor2 Class Shares would have annual returns substantially similar to those of Investor Class Shares because they are invested in the same portfolio of securities. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.securitybenefit.com or by calling 1-800-888-2461.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 TO JUNE 30, 2010 IS 0%.

                                  (BAR CHART)

2000   5.41%
2001   3.33%
2002   0.86%
2003   0.24%
2004   0.45%
2005   2.33%
2006   4.08%
2007   4.22%
2008   1.65%
2009   0.05%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2000) 1.45%                (quarter ended 06/30/2009) 0.00%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)


INVESTOR CLASS SHARES   Past 1 Year   Past 5 Years   Past 10 Years
---------------------   -----------   ------------   -------------
Return Before Taxes        0.05%          2.45%           2.25%

YIELD

Call 1-800-888-2461 for the Fund's current yield.

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

                                  PROSPECTUS 3



PURCHASE AND SALE OF FUND SHARES - The minimum initial investment amount is $100. There is a minimum investment amount of $20 for subsequent investments in the Fund. Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at the Fund's next determined net asset value ("NAV") calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

The Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the Fund will post advance notice of these events at www.rydex-sgi.com.


TAX INFORMATION - Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES - If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.


MORE INFORMATION ABOUT THE TRUST AND THE FUND


Rydex Series Funds (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds that are grouped into several categories according to each fund's investment strategy. This Prospectus describes the Investor2 Class Shares of the Fund.

Investor2 Class Shares of the Fund are sold principally to clients of professional money managers ("financial intermediaries") and to investors who take part in certain asset allocation investment programs.


INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summary along with additional risk information.

CREDIT RISK - Credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.


INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates. Because the Fund primarily invests in money market instruments and other short-term securities that are based on short-term interest rates, which can fluctuate significantly over short periods, the risk of decline in the Fund's yield may be greater than funds that invest in longer term securities that lock in interest rates. For example, if the Fund invests in money market securities with maturities of less than one year and interest rates decline, then the yield of the Fund will also decline because when the money market securities mature, the returns are reinvested at lower interest rates.


INTEREST RATE RISK - The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund -- a means of achieving an overall investment objective of principal safety -- reduces the likelihood of price fluctuation.


STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUND


INVESTMENT ADVISOR

The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Fund. The Advisor has served as the investment adviser of the Rydex|SGI Funds since the Rydex|SGI Fund's inception.


The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee for the fiscal year ended March 31, 2010 at an annualized rate based on the average daily net assets of the Fund, as set forth below:

FUND                               ADVISORY FEE
----                               ------------
U.S. GOVERNMENT MONEY MARKET ...      0.50%


The Advisor may reimburse expenses or waive fees of the Fund to the extent necessary to maintain the Fund's net yield at a certain level as determined by the Advisor. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.


The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Fund and for services provided in connection with the sale of Fund shares.


A discussion regarding the basis for the Board's August 2009 approval of the Fund's investment advisory agreement is available in the Fund's September 30, 2009 Semi-Annual Report to Shareholders, which covers the period April 1, 2009 to September 30, 2009.


PORTFOLIO MANAGEMENT

The Fund is managed by a team of investment professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Fund.


MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of the Advisor - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Fund. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with the Advisor since it was founded in 1993. Mr. Byrum was named the President of the Advisor in 2004 and has served as CIO of the Advisor since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R)Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the manage-

                                  PROSPECTUS 5



ment of the Alternative Funds. Mr. Dellapa joined the Advisor in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became a Portfolio Manager. Prior to joining the Advisor, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

RYAN A. HARDER, CFA, Portfolio Manager - Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

SHAREHOLDER INFORMATION

     CALCULATING NAV

     The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

     The Fund calculates its NAV by:

     -    Taking the current market value of its total assets

     -    Subtracting any liabilities

     - Dividing that amount by the total number of shares owned by shareholders

     The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
     Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Fund will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI. For more information on these early closings, please call 800.888.2461 or visit the web site - www.securitybenefit.com.

     The Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Fund's Board of Trustees.

     More information about the valuation of the Fund's holdings and the amortized cost method can be found in the SAI.

BUYING, SELLING AND EXCHANGING FUND SHARES

Investor2 Class Shares are offered directly through the Fund's transfer agent and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT


You will need to open a Rydex|SGI shareholder account to make share transactions
- buy, sell or exchange shares of the Fund. You can request an account application by calling 800.888.2461 or by simply downloading an application from the web at www.securitybenefit.com. For more information on opening an account, call 800.888.2461.


The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex|SGI to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex|SGI.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     - You must provide a street address to establish an account, although P.O. Box boxes are permitted for subsequent mailings. If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - You will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.


TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE or as otherwise permitted by the SEC - the Fund reserves the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and advance notice of early closings will be posted at www.securitybenefit.com.

Notwithstanding the foregoing, the Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, advance notice of these events will be posted at www.securitybenefit.com.


TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Fund's transfer agent, distributor, or authorized dealer. In order for your transaction to receive the current day's NAV, your order must be received no later than the time as of which the Fund calculates its NAV on that day. Any purchase that is sent to the transfer agent does not constitute a purchase order until the transfer agent receives correct payment by check, wire

                                  PROSPECTUS 7


transfer or ACH. Your purchase order begins to accrue dividends on the Business Day after the Fund receives your purchase order and continues to accrue dividends through the Business Day the Fund receives a request to redeem your shares.

EARLY TRANSACTION CUT-OFF TIMES


On any day that the Fund calculates NAV earlier than normal, the transfer agent reserves the right to advance the time on that day by which shareholder transaction orders must be received.


TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Fund's next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

BUYING FUND SHARES

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, the Fund and the distributor reserve the right to reject or refuse, in whole or in part, any purchase order for Fund shares, within 72 hours of receiving the purchase order. Purchase orders, like any other share transaction, will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES


The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail or fax and send purchase proceeds by check, wire transfer or electronic funds transfer. The Fund does not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of the Fund's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.


Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:

                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES

                           Complete the account application.                    Send written purchase instructions that include:

                           -    MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT     -    YOUR NAME
                                MINIMUM.
                                                                                -    YOUR SHAREHOLDER ACCOUNT NUMBER

                                                                                -    THE FUND(S) YOU WANT TO PURCHASE.

BY MAIL                                             Make your check payable to Security Distributors, Inc.
IRA AND OTHER RETIREMENT
ACCOUNTS REQUIRE                             Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
ADDITIONAL PAPERWORK.
                                              Include the name of the Fund(s) you want to purchase on your check.

                                    Mail your application and check to:             Mail your written purchase instructions and
                                                                                                     check to:

                                                                       MAILING ADDRESS:

                                                                   Security Distributors, Inc.
                                                                         P.O. Box 750525
                                                                      Topeka, KS 66675-0525

                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES

                           Submit new account paperwork, and call               Be sure to designate in your wire instructions
                           800.888.2461 to obtain your account number.          the Fund(s) you want to purchase.
BY WIRE
NATIONAL SALES CENTER      -    MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT
PHONE NUMBER:                   MINIMUM.
800.888.2461

                           You will receive a confirmation number to verify that your purchase order has been accepted.

                           IF YOU DO NOT NOTIFY THE NATIONAL SALES CENTER OF THE INCOMING WIRE, YOUR PURCHASE ORDER WILL NOT BE
                           PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                                            INITIAL PURCHASE                                   SUBSEQUENT PURCHASES

                           Not available for initial purchases.                 SUBSEQUENT PURCHASES MADE VIA AUTOMATIC BANK DRAFT
                                                                                MUST BE A MINIMUM OF $20. To make a subsequent
                                                                                purchase, fax written purchase instructions that
BY AUTOMATIC                                                                    include:
BANK DRAFT
                                                                                -    YOUR NAME

                                                                                -    YOUR SHAREHOLDER ACCOUNT NUMBER

                                                                                -    THE FUND(S) YOU WANT TO PURCHASE

                                                                                -    BANK INFORMATION (IF NOT ON RECORD).



CANCELLED PURCHASE ORDERS

Your purchase order will ordinarily be cancelled under the following circumstances:

     -    if your bank does not honor your check for any reason

     -    if the transfer agent does not receive your wire transfer

     -    if the transfer agent does not receive your automatic bank draft

     -    if your bank does not honor your automatic bank draft

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND'S NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

                                  PROSPECTUS 9


SELLING FUND SHARES

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary.


The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.


REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through the Fund's transfer agent directly. The Fund also offers you the option to send redemption orders to by:

                        STANDARD DELIVERY
                        Security Distributors, Inc.
         MAIL           P.O. Box 750525
                        Topeka, KS 66675-0525

      TELEPHONE
(FOR REDEMPTIONS LESS   800.888.2461 (not available for retirement accounts)
    THAN $25,000)

       INTERNET         Follow the directions on the web at www.securitybenefit.com

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or automatic bank draft (a new alternate payee, a new address, or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given the transfer agent written authorization to allow you to make redemptions from the account.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving a valid redemption request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR AUTOMATIC BANK DRAFT (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL YOUR PURCHASE HAS CLEARED. IT WILL TAKE 15 DAYS FOR YOUR PURCHASE TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING, MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

     SIGNATURE GUARANTEES

     Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. For joint accounts, both signatures must be guaranteed. You may not use fax to transmit a signature guarantee to the Fund.

REDEEMING SHARES BY DRAFT WRITING

If you hold shares directly, you may redeem shares from the Fund by writing drafts for $100 or more on your existing account. The drafts may be made payable to any person or entity and your account will continue to earn dividends until the draft clears. Drafts may not be used for electronic funds transfers (i.e., electronic bill payments or ACH). If your balance in the Fund is insufficient to cover the amount of your draft, the transfer agent will return it as insufficient funds.

Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a draft to close your account. There is no fee for the draft writing privilege, but if payment on a draft is stopped upon your request, or if the draft cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your draft for payment. You may also be charged a $25 fee for any draft that cannot be honored due to insufficient funds. The Fund may suspend the draft writing privilege at any time.

EXCHANGING FUND SHARES


As described herein, an exchange is when you sell shares of the Fund and use the proceeds from that sale to purchase shares of a Security Fund. Investors may make exchanges on any Business Day of Investor2 Class Shares of the Fund for shares of any Security Fund on the basis of the respective NAVs of the shares involved. The Security Funds include each share class of Security Equity Fund (and each of its series), Security Income Fund (and each of its series), Security Large Cap Value Fund (and each of its series), and Security Mid Cap Growth Fund. Exchange requests may be made through your financial intermediary, directly through the web at www.securitybenefit.com or over the phone. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. See "Exchanges with Security Funds" for additional information. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through the transfer agent directly. The Fund also offers you the option to send exchange requests by:

            STANDARD DELIVERY
            Security Distributors, Inc.
  MAIL      P.O. Box 750525
            Topeka, KS 66675-0525

   FAX      785.368.1772

TELEPHONE   800.888.2461

 INTERNET   Follow the directions on the web at www.securitybenefit.com

                                  PROSPECTUS 11


Whether you transmit your exchange request by mail, fax, telephone, or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given the Fund's transfer agent written authorization to allow you to trade the account.

EXCHANGES WITH SECURITY FUNDS

On any Business Day, investors may make exchanges of the Fund for shares of any Security Fund, which are offered in a separate prospectus. IF YOU ARE CONTEMPLATING AN EXCHANGE OF SHARES OF THE FUND FOR SHARES OF A SECURITY FUND, YOU SHOULD OBTAIN AND REVIEW THAT SECURITY FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You may obtain a prospectus for any Security Fund by calling 800.888.2461 or visiting the web at www.securitybenefit.com.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.


The Fund provides accounts for U.S. citizens and resident aliens and will not open a new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.


Customer identification and verification is part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT


For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the web site at www.securitybenefit.com or call 800.888.2461. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.


TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its transfer agent are responsible for internet transactions that are not received.


During periods of unusually high market activity or other times, it may be difficult to reach the National Sales Center by telephone or access our internet site - www.securitybenefit.com. The Fund will not be liable for any losses resulting from a cause over which the Fund does not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.


STATEMENTS & CONFIRMATIONS


You will receive statements and trade confirmations of your investment transactions.

1(800) 888-2461

You may access information about your account anytime by calling 800.888.2461. This automated line gives you telephone access to balance and history information on your account.


SERVICE AND OTHER FEES


The transfer agent may charge the following administrative fees for services associated with the following:


     -    $50 on purchase checks returned for insufficient funds


     -    $20 for wire transfers of redemption proceeds


     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date


     - $20 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or automatic bank drafts

     - The transfer agent reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

The transfer agent reserves the right to change any of these fees or add additional service fees at any time.


RETIREMENT ACCOUNT FEES


Certain retirement plans such as IRA, SEP, Simple, Roth IRA, and 403(b) accounts are charged an annual $10 maintenance fee, which is deducted from your account on a day determined by the transfer agent during the last quarter of each calendar year. In lieu of this fee being deducted from your account you may pay the fee by sending a check.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Because the Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Fund's Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Fund come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve their respective investment objectives.

                                 PROSPECTUS 13


RIGHTS RESERVED BY THE FUND

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES

COMPENSATION TO DEALERS


The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Fund. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.


DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS


The Fund declares dividends daily and pays them monthly or upon redemption. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of a Fund.


DIVIDEND PAYMENT OPTIONS


Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested.


ADDITIONAL TAX INFORMATION


The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS


     - The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and subject to certain limitations. The Fund does not expect to make distributions that will be treated as qualified dividend income and subject to certain limitations.

     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year. Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.


     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.


     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

     - Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

     - The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.


     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS


Each sale, exchange, or redemption of Fund shares may be a taxable event to you. For tax purposes, an exchange of Fund shares for shares of a Security Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.


STATE TAX CONSIDERATIONS


The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.


FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of operations of the Fund). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for fiscal period ended March 31, 2010 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report along with the financial statements and related notes, appears in the Fund's 2010 Annual Report. The 2010 Annual Report is available by telephoning the transfer agent at
800.820.0888 or 301.296.5100. The 2010 Annual Report is incorporated by reference in the SAI.

                                 PROSPECTUS 15


FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance for the periods presented.


                                                     NET INCREASE
                                      NET REALIZED    (DECREASE)
                NET ASSET     NET          AND       IN NET ASSET  DISTRIBUTIONS DISTRIBUTIONS
                  VALUE,  INVESTMENT   UNREALIZED        VALUE        FROM NET     FROM NET
                BEGINNING   INCOME   GAINS (LOSSES) RESULTING FROM   INVESTMENT    REALIZED        TOTAL
YEAR ENDED      OF PERIOD   (LOSS)+  ON INVESTMENTS   OPERATIONS       INCOME        GAINS     DISTRIBUTIONS
----------      --------- ---------- -------------- -------------- ------------- ------------- -------------
U.S. GOVERNMENT MONEY MARKET FUND INVESTOR2 CLASS
   MARCH 31,
   2010*          $1.00      $--ss         $--           $--ss        $(--)ss         $--          (--)ss

                                              RATIOS TO
                                          AVERAGE NET ASSETS:
                                     ----------------------------
                NET ASSET                                  NET               NET ASSETS,
                  VALUE,     TOTAL                     INVESTMENT PORTFOLIO     END OF
                  END OF  INVESTMENT   TOTAL     NET     INCOME    TURNOVER PERIOD (000'S
YEAR ENDED        PERIOD   RETURN++  EXPENSES EXPENSES    (LOSS)     RATE      OMITTED)
----------      --------- ---------- -------- -------- ---------- --------- -------------
U.S. GOVERNMENT MONEY MARKET FUND INVESTOR2 CLASS
   MARCH 31,
   2010*          $1.00      0.00%    0.94%**  0.29%**   0.01%**      --       $51,190

*    SINCE THE COMMENCEMENT OF OPERATIONS:

     JULY 10, 2009 -- U.S. GOVERNMENT MONEY MARKET FUND INVESTOR2 CLASS.

**   ANNUALIZED

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ TOTAL INVESTMENT RETURN DOES NOT REFLECT THE IMPACT OF ANY APPLICABLE SALES CHARGE AND HAS NOT BEEN ANNUALIZED.

ss   LESS THAN $.01 PER SHARE.

ADDITIONAL INFORMATION

ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUND IS INCLUDED IN THE SAI DATED AUGUST 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("http://www.sec.gov") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THEIR LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING
800.820.0888 OR 301.296.5100, VISITING THE RYDEX|SGI WEB SITE AT www.rydex-sgi.com, OR WRITING TO RYDEX|SGI SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUND OR RYDEX|SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

                                  PROSPECTUS 17


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

                                       18


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

                                  PROSPECTUS 19


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

                                       20


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

(RYDEX|SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydex-sgi.com

MM12-1-0810x0811

                       STATEMENT OF ADDITIONAL INFORMATION
                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
                            800.820.0888 301.296.5100
                                www.rydex-sgi.com

This Statement of Additional Information ("SAI") relates to each share class of the following series (each a "Fund" and collectively, the "Funds") of Rydex Series Funds (the "Trust"):

                                                   INVESTOR   ADVISOR
                                                     CLASS     CLASS    A-CLASS   C-CLASS   H-CLASS   INSTITUTIONAL
                                                    SHARES     SHARES    SHARES    SHARES    SHARES    CLASS SHARES
                                                   --------   -------   -------   -------   -------   -------------
TARGET BETA -- DOMESTIC EQUITY FUNDS
Inverse Mid-Cap Strategy Fund                                             [X]       [X]       [X]
Inverse NASDAQ-100(R) Strategy Fund                   [X]       [X]       [X]       [X]
Inverse Russell 2000(R) Strategy Fund                                     [X]       [X]       [X]
Inverse S&P 500 Strategy Fund                         [X]       [X]       [X]       [X]
Mid-Cap 1.5x Strategy Fund                                                [X]       [X]       [X]
Nova Fund                                             [X]       [X]       [X]       [X]
NASDAQ-100(R) Fund                                    [X]       [X]       [X]       [X]
Russell 2000(R) Fund                                                      [X]       [X]       [X]
Russell 2000(R) 1.5x Strategy Fund                                        [X]       [X]       [X]
S&P 500 Fund                                                              [X]       [X]       [X]
S&P 500 Pure Growth Fund                                                  [X]       [X]       [X]
S&P 500 Pure Value Fund                                                   [X]       [X]       [X]
S&P MidCap 400 Pure Growth Fund                                           [X]       [X]       [X]
S&P MidCap 400 Pure Value Fund                                            [X]       [X]       [X]
S&P SmallCap 600 Pure Growth Fund                                         [X]       [X]       [X]
S&P SmallCap 600 Pure Value Fund                                          [X]       [X]       [X]
TARGET BETA - SECTOR FUNDS
Banking Fund                                          [X]       [X]       [X]       [X]
Basic Materials Fund                                  [X]       [X]       [X]       [X]
Biotechnology Fund                                    [X]       [X]       [X]       [X]
Consumer Products Fund                                [X]       [X]       [X]       [X]
Electronics Fund                                      [X]       [X]       [X]       [X]
Energy Fund                                           [X]       [X]       [X]       [X]
Energy Services Fund                                  [X]       [X]       [X]       [X]
Financial Services Fund                               [X]       [X]       [X]       [X]
Health Care Fund                                      [X]       [X]       [X]       [X]
Internet Fund                                         [X]       [X]       [X]       [X]
Leisure Fund                                          [X]       [X]       [X]       [X]
Precious Metals Fund                                  [X]       [X]       [X]       [X]
Retailing Fund                                        [X]       [X]       [X]       [X]
Technology Fund                                       [X]       [X]       [X]       [X]
Telecommunications Fund                               [X]       [X]       [X]       [X]
Transportation Fund                                   [X]       [X]       [X]       [X]
Utilities Fund                                        [X]       [X]       [X]       [X]
TARGET BETA - INTERNATIONAL EQUITY FUNDS
Europe 1.25x Strategy Fund                                                [X]       [X]       [X]

                                                   INVESTOR   ADVISOR
                                                     CLASS     CLASS    A-CLASS   C-CLASS   H-CLASS   INSTITUTIONAL
                                                    SHARES     SHARES    SHARES    SHARES    SHARES    CLASS SHARES
                                                   --------   -------   -------   -------   -------   -------------
Japan 2x Strategy Fund                                                    [X]       [X]       [X]
TARGET BETA - FIXED INCOME FUNDS
Government Long Bond 1.2x Strategy Fund               [X]       [X]       [X]       [X]
Inverse Government Long Bond Strategy Fund            [X]       [X]       [X]       [X]
High Yield Strategy Fund                                                  [X]       [X]       [X]
Inverse High Yield Strategy Fund                                          [X]       [X]       [X]
ALTERNATIVE FUNDS
U.S. Long Short Momentum Fund (Formerly,
   All-Cap Opportunity Fund)                                              [X]       [X]       [X]
International Long Short Select Fund (Formerly,
International Opportunity Fund)                                           [X]       [X]       [X]
Global 130/30 Strategy Fund                                               [X]       [X]       [X]
Equity Market Neutral Fund (Formerly, Global
   Market Neutral Fund)                                                   [X]       [X]       [X]          [X]
Alternative Strategies Allocation Fund                                    [X]       [X]       [X]
TARGET BETA - SPECIALTY FUNDS
Strengthening Dollar 2x Strategy Fund                                     [X]       [X]       [X]
Weakening Dollar 2x Strategy Fund                                         [X]       [X]       [X]
Real Estate Fund                                                          [X]       [X]       [X]
ASSET ALLOCATION FUNDS
All-Asset Conservative Strategy Fund                                      [X]       [X]       [X]
All-Asset Moderate Strategy Fund                                          [X]       [X]       [X]
All-Asset Aggressive Strategy Fund                                        [X]       [X]       [X]
TARGET BETA - MONEY MARKET FUND
U.S. Government Money Market Fund                     [X]       [X]       [X]       [X]

     This SAI is not a prospectus. It should be read in conjunction with the Funds' prospectuses for the Investor Class Shares, Advisor Class Shares, A-Class Shares, C-Class Shares, H-Class Shares and Institutional Class Shares dated August 1, 2010 (each a "Prospectus" and together, the "Prospectuses"). Capitalized terms not defined herein are defined in the Prospectuses. Copies of the Funds' Prospectuses are available, without charge, upon request to the Trust at the address listed above or by telephoning the Trust at the telephone numbers listed above. The Funds' financial statements for the fiscal year ended March 31, 2010 are included in the Funds' Annual Reports to Shareholders, which have been filed with the U.S. Securities and Exchange Commission (the "SEC") and are incorporated herein by reference.

                     The date of this SAI is August 1, 2010

GENERAL INFORMATION ABOUT THE TRUST ......................................     2
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS .........................     3
ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS ............................    35
DESCRIPTION OF THE MONEY MARKET FUND .....................................    40
SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED AND INVERSE
   INVESTMENT STRATEGIES .................................................    40
INVESTMENT RESTRICTIONS ..................................................    43
BROKERAGE ALLOCATION AND OTHER PRACTICES .................................    51
MANAGEMENT OF THE TRUST ..................................................    61
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ......................    91
DETERMINATION OF NET ASSET VALUE .........................................    91
PURCHASE AND REDEMPTION OF SHARES ........................................    93
A-CLASS SHARES -- INITIAL SALES CHARGES, REDUCTIONS, AND WAIVERS .........    96
DIVIDENDS, DISTRIBUTIONS, AND TAXES ......................................    97
OTHER INFORMATION ........................................................   104
INDEX PUBLISHERS INFORMATION .............................................   106
COUNSEL ..................................................................   110
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................   110
CUSTODIAN ................................................................   110
FINANCIAL STATEMENTS .....................................................   110
APPENDIX A -- DESCRIPTION OF RATINGS .....................................   A-1
APPENDIX B -- RYDEX INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES .....   B-1
APPENDIX C -- SECURITY GLOBAL INVESTORS, LLC PROXY VOTING POLICIES AND
   PROCEDURES ............................................................   C-1
APPENDIX D -- CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ........   D-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate series (I.E., funds) and different classes of shares, and additional series and/or classes of shares may be created from time to time. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities.

Each Fund is an open-end management investment company. Currently, the Trust offers sixty-one (61) separate funds that issue a combination of Investor Class Shares, Investor2 Class Shares, Advisor Class Shares, A-Class Shares, C-Class Shares, H-Class Shares, Institutional Class Shares and/or Y-Class Shares. The different classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement. In addition, an initial sales charge is imposed on the purchase of A-Class Shares, and a contingent deferred sales charge is imposed on the redemption of C-Class Shares. Sales charges and minimum investment requirements are described in the Prospectuses. For more information on shareholder servicing and distribution expenses, see "Dividends, Distributions, and Taxes." The Money Market Fund, All-Asset Aggressive Strategy Fund, All-Asset Conservative Strategy Fund, All-Asset Moderate Strategy Fund, and Alternative Strategies Allocation Fund are diversified investment companies.

                           THE "DOMESTIC EQUITY FUNDS"

Inverse Mid-Cap Strategy Fund
Inverse NASDAQ-100(R) Strategy Fund
Inverse Russell 2000(R) Strategy Fund
Inverse S&P 500 Strategy Fund
Mid-Cap 1.5x Strategy Fund
Nova Fund
NASDAQ-100(R) Fund
Russell 2000(R) Fund
Russell 2000(R) 1.5x Strategy Fund
S&P 500 Fund
S&P 500 Pure Growth Fund
S&P 500 Pure Value Fund
S&P MidCap 400 Pure Growth Fund
S&P MidCap 400 Pure Value Fund
S&P SmallCap 600 Pure Growth Fund
S&P SmallCap 600 Pure Value Fund

                               THE "SECTOR FUNDS"

Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

                        THE "INTERNATIONAL EQUITY FUNDS"

Europe 1.25x Strategy Fund
Japan 2x Strategy Fund

                            THE "FIXED INCOME FUNDS"

Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund
Inverse High Yield Strategy Fund

                             THE "ALTERNATIVE FUNDS"

U.S. Long Short Momentum Fund
Global 130/30 Strategy Fund
Equity Market Neutral Fund
International Long Short Select Fund
Alternative Strategies Allocation Fund

                              THE "SPECIALTY FUNDS"

Real Estate Fund
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

                          THE "ASSET ALLOCATION FUNDS"

All-Asset Conservative Strategy Fund
All-Asset Moderate Strategy Fund
All-Asset Aggressive Strategy Fund

                             THE "MONEY MARKET FUND"

U.S. Government Money Market Fund (the "Money Market Fund")

For the period from April 1, 2000 to April 1, 2007, the Inverse NASDAQ-100(R) Strategy Fund, Inverse S&P 500 Strategy Fund and Inverse Government Long Bond Strategy Fund pursued their respective investment objectives indirectly by investing through what is referred to as a "master-feeder" structure. For the period from August 1, 2001 to April 1, 2007, the Nova Fund also pursued its investment objective indirectly by investing through a master-feeder arrangement. On April 1, 2007, the Inverse NASDAQ-100(R) Strategy Fund, Inverse S&P 500 Strategy Fund, Nova Fund and Inverse Government Long Bond Strategy Fund began pursuing their respective investment objectives directly and the assets and liabilities of each Fund's corresponding master fund were transferred to the Fund.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL

Each Fund's investment objective and principal investment strategies are described in the Funds' Prospectuses. The investment objective of the Nova Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100(R) Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, and Money Market Fund are fundamental policies, and cannot be changed without the consent of the holders of a majority of that Fund's outstanding shares. The investment objective of each Domestic Equity Fund (except for the Nova Fund, Inverse S&P 500 Strategy Fund, and NASDAQ-100(R) Fund), Sector Fund, International Equity Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternative Fund, and Asset Allocation Fund is non-fundamental and may be changed without the consent of the holders of a majority of that Fund's outstanding shares.

The Alternative Strategies Allocation Fund and the Asset Allocation Funds are "funds of funds." The Alternative Strategies Allocation Fund invests its assets in a combination of funds within the Rydex family of mutual funds as well as in unaffiliated funds, including exchange-traded funds (the "Alternative Strategies Allocation underlying funds") as described in the Fund's Prospectuses. The Asset Allocation Funds invest their assets in a combination of funds within the same group of affiliated investment companies, the SGI Funds and Rydex family of mutual funds, and in exchange-traded funds (the "Asset Allocation underlying funds" and together with the Alternative Strategies Allocation underlying funds, the "underlying funds"), as described in the Funds' Prospectuses. Therefore, unless otherwise stated, the Alternative Strategies Allocation Fund and the Asset Allocation Funds do not directly invest in the portfolio securities or use the investment techniques of their respective underlying funds. Nonetheless, the Alternative Strategies Allocation Fund and each Asset Allocation Fund is indirectly subject to the risks associated with the portfolio securities or investment techniques of their underlying funds. The Alternative Strategies Allocation Fund and each Asset Allocation Fund may, however, borrow money from banks, invest directly in stocks, bonds, and other types of securities, and lend their securities to qualified borrowers. The Alternative Strategies Allocation Fund and each Asset Allocation Fund has obtained exemptive relief that permits each Fund to also invest in financial instruments that may not be securities as defined by the Investment Company Act of 1940 (the "1940 Act"), such as derivatives.

Portfolio management is provided to each Fund by the Trust's investment adviser, Rydex Advisors, LLC, a Kansas limited liability company with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Rydex Advisors, LLC operates under the name Rydex Investments ("Rydex" or the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectuses may, consistent with each Fund's investment objectives and limitations, be used by a Fund if, in the opinion of the Advisor or Sub-Advisor (defined below) these strategies will be advantageous to that Fund. The International Long Short Select Fund, Global 130/30 Strategy Fund and Equity Market Neutral Fund are sub-advised by Security Global Investors,

LLC ("SGI" or the "Sub-Advisor"). Each Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental investment policies. There is no assurance that any of the Funds' strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives. The following information supplements, and should be read in conjunction with the Funds' Prospectuses.

PRINCIPAL INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS -- The following principal investment policies, techniques and risk factors may not be applicable to all Funds. Please consult the Funds' prospectuses to determine which risks are applicable to a particular Fund.

COMMERCIAL PAPER

Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Money Market Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). See "Appendix A --Description of Ratings" for a description of commercial paper ratings.

CURRENCY TRANSACTIONS

FOREIGN CURRENCIES. The International Equity Funds and International Long Short Select Fund may, and the Global 130/30 Strategy Fund, Equity Market Neutral Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund will, invest directly and indirectly in foreign currencies. In the case of the Alternative Strategies Allocation Fund and the Asset Allocation Funds, certain of the underlying funds may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.

- INFLATION. Exchange rates change to reflect changes in a currency's buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

- TRADE DEFICITS. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

- INTEREST RATES. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

- BUDGET DEFICITS AND LOW SAVINGS RATES. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

- POLITICAL FACTORS. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall is a country appears a less desirable place in which to invest and do business.

- GOVERNMENT CONTROL. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Funds' or the underlying funds' investments is calculated in U.S. Dollars each day that the New York Stock Exchange ("NYSE") is open for business. As a result, to the extent that a Fund's or an underlying fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund's or the underlying fund's NAV as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Funds or the underlying funds will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of the Funds or the underlying funds will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in the Funds' or the underlying funds' assets also will be affected by the net investment income generated by the money market instruments in which the Funds or the underlying funds invest and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The International Equity Funds, International Long Short Select Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may incur currency exchange costs when they sell instruments denominated in one currency and buy instruments denominated in another.

CURRENCY-RELATED DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS. The International Long Short Select Fund intends to, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds may, use currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. While the International Equity Funds, Global 130/30 Strategy Fund, and Equity Market Neutral Fund do not currently expect to, they may also engage in currency hedging. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter options ("OTC options") on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Long Short Select Fund and certain affiliated underlying funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization ("NRSRO") or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Except for the International Long Short Select Fund, a Fund's or an affiliated underlying fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund or an underlying fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund or an underlying fund may enter into Transaction Hedging out of a desire to preserve the U.S. Dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund or an underlying fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. Dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund or an underlying fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar. A Fund or an underlying fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund, with the exception of the International Long Short Select Fund, or an affiliated underlying fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to Proxy Hedging as described below.

A Fund or an underlying fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund or underlying fund has or in which that Fund or underlying fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund or an underlying fund may also engage in Proxy Hedging. Proxy Hedging is often used when the currency to which a Fund's or an underlying fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's or an underlying fund's portfolio securities are or are expected to be denominated, and to buy U.S. Dollars. The amount of the contract would not exceed the value of the Fund's or the underlying fund's securities denominated in linked currencies. For example, if the Advisor, or in the case of the Equity Market Neutral Fund, the Sub-Advisor, considers that the Swedish krona is linked to the euro, the Fund or the underlying fund holds securities denominated in krona and the Advisor or Sub-Advisor believes that the value of the krona will decline against the U.S. Dollar, the Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund or an underlying fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund or an underlying fund is engaging in Proxy Hedging. If a Fund or an underlying fund enters into a currency hedging transaction, the Fund or the underlying fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to a Fund or an underlying fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

A Fund may also buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

While the International Equity Funds, International Long Short Select Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund do not anticipate doing so, they may conduct currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The International Equity Funds, International Long Short Select Fund, Global 130/30 Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund will regularly enter into forward currency contracts.

Each Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a "synthetic" position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.

The International Equity Funds, International Long Short Select Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may invest in forward currency contracts to engage in either Transaction Hedging or Position Hedging. The International Equity Funds, International Long Short Select Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may each use forward currency contracts for Position Hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Funds are not required to enter into forward currency contracts for hedging purposes and it is possible that the Funds may not be able to hedge against a currency devaluation that is so generally anticipated that the Funds are unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, the International Equity Funds, International Long Short Select Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund,

Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may have to limit their currency transactions to qualify as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

The International Equity Funds, Global 130/30 Strategy Fund, Equity Market Neutral Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund currently do not intend to enter into forward currency contracts with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the International Equity Funds, International Long Short Select Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency.

If the International Equity Funds, International Long Short Select Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund engage in an offsetting transaction, each Fund may later enter into a new forward currency contract to sell the currency. If the International Equity Funds, International Long Short Select Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, Strengthening Dollar 2x Strategy Fund, and/or Weakening Dollar 2x Strategy Fund engage in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The International Equity Funds, International Long Short Select Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may convert their holdings of foreign currencies into U.S. Dollars from time to time, but will incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES. The Japan 2x Strategy Fund, International Long Short Select Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may invest in foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants(SM) ("CEWs(SM)") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (I.E., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

The Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may also invest in principal exchange rate linked securities ("PERLs(SM)"). PERLs(SM) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on "standard" PERLs(SM) is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; "reverse" PERLs(SM) are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs(SM) may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

The Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may invest in performance indexed paper ("PIPs(SM)"). PIPs(SM) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs(SM) is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

EQUITY SECURITIES

The Funds may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of that Fund to fluctuate. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Domestic Equity Funds, Sector Funds, International Equity Funds, Alternative Funds, Specialty Funds, and Asset Allocation Funds may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. In addition, the NASDAQ-100(R) Strategy Fund, Inverse NASDAQ-100(R) Strategy Fund, Sector Funds, International Equity Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, U.S. Long Short Momentum Fund, International Long Short Select Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds may purchase equity securities traded on exchanges all over the world, including the U.S., or the over-the-counter market. The Funds may invest in the types of equity securities described in more detail below.

- COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

- CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

- SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

- MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

     The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

- INITIAL PUBLIC OFFERINGS ("IPOS"). The Global 130/30 Strategy Fund and Equity Market Neutral Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with a small asset bases. The impact of IPOs on the Funds' or an underlying fund's performance likely will decrease as the Funds' or underlying fund's asset size increases, which could reduce the Funds' or underlying fund's, and thus the Alternative Strategies Allocation Fund's and Asset Allocation Funds', total returns. IPOs may not be consistently available to the Funds or an underlying fund for investing, particularly as the Funds' or underlying fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds and underlying funds may hold IPO shares for a very short period of time. This may increase the turnover of the Funds' or underlying fund's portfolio and may lead to increased expenses for the Funds or underlying fund, such as commissions and transaction costs. By selling IPO shares, the Funds or certain of the underlying funds may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Funds or an underlying fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund's or an underlying fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

- WARRANTS. As a matter of non-fundamental policy, the Funds (except for the S&P 500 Fund, Russell 2000(R) Fund, and Asset Allocation Funds) do not invest in warrants. However, these Funds may from time to time receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which a Fund invests. In such event, the Fund generally intends to hold such warrants until they expire. The Funds, however, reserve the right to exercise the warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

- RIGHTS. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

FIXED INCOME SECURITIES

The International Long Short Select Fund, Fixed Income Funds, Alternative Funds, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, and Asset Allocation Funds may invest in fixed income securities. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's NAV. Additional information regarding fixed income securities is described below:

- DURATION. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

DEBT SECURITIES. The Specialty Funds, Fixed Income Funds, Alternative Funds, and Asset Allocation Funds, and Money Market Fund may invest in debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

CORPORATE DEBT SECURITIES. The High Yield Strategy Fund may seek investment in, and the Inverse High Yield Strategy Fund may seek inverse exposure to, corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time. Selection will generally not be dependent on independent credit analysis or fundamental analysis performed by the Advisor. The High Yield Strategy Fund may invest in, and the Inverse High Yield Strategy Fund may seek inverse exposure to, all grades of corporate debt securities including below investment grade as discussed below. See Appendix A for a description of corporate bond ratings. The Funds may also invest in unrated securities. The Money Market Fund may invest in corporate debt securities that at the time of purchase are rated in the top two rating categories by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO that rates such security) or, if not so rated, must be determined by the Advisor to be of comparable quality.

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations, but may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

NON-INVESTMENT-GRADE DEBT SECURITIES. The High Yield Strategy Fund and Inverse High Yield Strategy Fund may invest in non-investment-grade securities. Non-investment-grade securities, also referred to as "high yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a NRSRO (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB-- by Standard & Poor's) or are determined to be of comparable quality by the Funds' Advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund's investment adviser in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The High Yield Strategy Fund and Inverse High Yield Strategy Fund will not necessarily dispose of a security if a credit-rating agency down grades the rating of the security below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security is in the best interest of Fund shareholders.

UNRATED DEBT SECURITIES. The High Yield Strategy Fund and Inverse High Yield Strategy Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

DEBT SECURITIES ISSUED BY THE INTERNATIONAL BANK FOR RECONSTRUCTION AND DEVELOPMENT ("WORLD BANK"). The Money Market Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds may invest in debt securities issued by the World Bank. Debt securities issued by the World Bank may include high quality global bonds backed by 185 member governments, including the United States, Japan, Germany, France and the United Kingdom, as well as in bonds in "non-core" currencies, including emerging markets and European accession countries with ratings of AAA or Aaa, structured notes, and discount notes represented by certificates, in bearer form only, or in un-certified form (Book Entry Discount Notes) with maturities of 360 days or less at a discount, and in the case of Discount Notes, in certified form only and on an interest bearing basis in the U.S. and Eurodollar markets.

FOREIGN ISSUERS

The Domestic Equity Funds, Sector Funds, International Equity Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, U.S. Long Short Momentum Fund, International Long Short Select Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, and Real Estate Fund, and in the case of the Alternative Strategies Allocation and Asset Allocation Funds, certain of the underlying funds may invest in issuers located outside the United States through American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), "ordinary shares," or "New York shares" issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protect the Funds from the foreign settlement risks described below. GDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs may be issued in bearer form and may be denominated in other currencies, and are generally designed for use in securities markets outside the U.S.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

RISK FACTORS REGARDING EUROPE. The Europe 1.25x Strategy Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, seek to provide investment results which correlate to the performance of the Dow Jones STOXX 50(R) Index (the "STOXX 50(R) Index"). The STOXX 50(R) Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by STOXX Ltd. from 16 countries under criteria designed to identify highly liquid companies that are market leaders in their sectors. The 16 countries include Switzerland, Norway, and 15 of the 27 countries of the European Union ("EU") - Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom.

The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S.

In addition, the securities markets of European countries are subject to varying degrees of regulation, which may be either less or more restrictive than that imposed by the U.S. government. For example, the reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

The EU has been extending its influence to the east. It has accepted several new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. It is hoped that membership for these countries will help cement economic and political stability. Nevertheless, eight of the new entrants are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to what existed under the former Soviet Union. The current and future status of the EU continues to be the subject of political controversy, with widely differing views both within and between member countries.

Increased terrorism activity and related geo-political risks have led to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

RISK FACTORS REGARDING JAPAN. The Japan 2x Strategy Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, seek to provide investment results that correlate to the performance of the

Nikkei 225 Stock Average. The Nikkei 225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange. Because the Nikkei 225 Stock Average is expected to represent the performance of the stocks on the First Section -- and by extension the market in general -- the mix of components is rebalanced from time to time to assure that all issues in the index are both highly liquid and representative of Japan's industrial structure.

For three decades overall real economic growth in Japan had been spectacular: a 10% average in the 1960s, a 5% average in the 1970s, and a 4% average in the 1980s. Growth slowed markedly in the 1990s, averaging just 1.7%, largely because of the after effects of overinvestment during the late 1980s and contractionary domestic policies intended to wring speculative excesses from the stock and real estate markets. From 2000 to 2003, government efforts to revive economic growth met with little success and were further hampered by the slowing of the US, European, and Asian economies. In 2004 and 2005, growth improved and the lingering fears of deflation in prices and economic activity lessened. At present, the Japanese economy continues to show signs of recovery from the long recession of the 1990s despite the fact that uncertainties about its recovery remain. Japan's huge government debt, which totals more than 160% of GDP, and the aging of the population are two major long-run problems. A rise in taxes could be viewed as endangering the revival of growth.

Japanese unemployment levels are high and have been an area of increasing concern. Also of concern are Japan's trade surpluses. As a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the Unites States. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. Additionally, the strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

The most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. In addition, the Japanese securities markets are less regulated than the U.S. markets, and evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights also are not always enforced. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. Internal conflict over the proper way to reform the ailing banking system continues.

RISK FACTORS REGARDING EMERGING MARKETS. The International Long Short Select Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, and in the case of the Alternative Strategies Allocation Fund and the Asset Allocation Funds, certain of the underlying funds may invest in emerging markets. Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. The Funds (other than the Money Market Fund), and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the affiliated underlying funds, may use futures contracts and related options (i) for BONA FIDE hedging purposes, (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, (iii) to attempt to minimize fluctuations in foreign currencies, (iv) to attempt to gain exposure to a particular market, index or instrument, or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund or an affiliated underlying fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). To the extent the Funds or the affiliated underlying funds use futures and/or options on futures, they will do so in accordance with Rule
4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

The Funds or the affiliated underlying funds may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund or an underlying fund purchases or sells a futures contract, or sells an option thereon, the Fund or the underlying fund is required to "cover" its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund or the underlying fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund or the underlying fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund or the underlying fund may undertake and on the potential increase in the speculative character of the Fund's or the underlying fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund or the underlying fund arising from such investment activities.

A Fund or an underlying fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund or the underlying fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund or the underlying fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund or the underlying fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund or an underlying fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund or an underlying fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund or an underlying fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund or an underlying fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund or an underlying fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund or an underlying fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's or an underlying fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Funds, except for the Money Market Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may purchase and write (sell) put and call options on securities and on securities indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing each Fund's or each underlying fund's respective investment objective.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund or an underlying fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that a Fund or an underlying fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund or an underlying fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund or an underlying fund may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking a Fund's or an affiliated underlying fund's investment objective, and except as restricted by a Fund's or an affiliated underlying fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund or an underlying fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund or an underlying fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or a Fund or an underlying fund delivers the security upon exercise.

A Fund or an underlying fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund or an underlying fund may seek to purchase in the future. A Fund or an underlying fund purchasing put and call options pays a premium; therefore if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund or the underlying fund, loss of the premium paid may be offset by an increase in the value of the Fund's or the underlying fund's securities or by a decrease in the cost of acquisition of securities by the Fund or the underlying fund.

A Fund or an underlying fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund or an underlying fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Fund or an underlying fund will realize as profit the premium received for such option. When a call option of which a Fund or an underlying fund is the writer is exercised, the Fund or the underlying fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund or an underlying fund is the writer is exercised, the Fund or the underlying fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund or an underlying fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund or an underlying fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RISKS ASSOCIATED WITH COMMODITY FUTURES CONTRACTS. Certain underlying funds of the Alternative Strategies Allocation and Asset Allocation Funds may engage in transactions in commodity futures contracts. There are several additional risks associated with such transactions which are discussed below:

- STORAGE. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while an underlying fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

- REINVESTMENT. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for certain of the underlying funds. If the nature of hedgers and speculators in futures markets has shifted when it is time for certain of the affiliated underlying funds to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

- OTHER ECONOMIC FACTORS. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the underlying fund's investments to greater volatility than investments in traditional securities.

- COMBINED POSITIONS. The underlying fund may purchase and write options in combination with each other. For example, the underlying fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

HYBRID INSTRUMENTS

The High Yield Strategy Fund and Inverse High Yield Strategy Fund, and in the case of the Alternative Strategies Allocation and Asset Allocation Funds, certain of the underlying funds, may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Funds and underlying funds to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Funds or the underlying funds.

With respect to the Alternative Strategies Allocation Fund and Asset Allocation Funds and their respective underlying funds, certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds and affiliated underlying funds will only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' and certain of the Alternative Strategies Allocation Funds' and Asset Allocation Funds' underlying funds' investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

STRUCTURED NOTES. Each Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds certain of their underlying funds, may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation's risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. In particular, the High Yield Strategy Fund and Inverse High Yield Strategy Fund will invest in structured notes that are collateralized by one or more credit default swaps on corporate credits. The Funds have the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund or an underlying fund bears the risk that the issuer of the structured note will default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps a Fund or an underlying fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, a Fund or an underlying fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund's or the underlying fund's principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See "Swap Agreements" for a description of additional risks associated with credit default swaps.

INVESTMENT IN THE SUBSIDIARIES

For the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain underlying funds may invest up to 25% of their total assets in a subsidiary that is wholly-owned by the underlying fund (each a "Subsidiary"). Each Subsidiary is expected to invest primarily in commodity and financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiaries are not registered under the 1940 Act, but are subject to certain of the investor protections of the 1940 Act, as noted in this SAI. Such underlying funds, as the sole shareholder of their respective Subsidiaries will not have all of the protections offered to investors in registered investment companies. However, since the underlying funds wholly own and control their respective Subsidiaries, and these underlying funds are managed by the Advisor, it is unlikely that the Subsidiaries will take action contrary to the interests of the underlying funds' or their shareholders. The Board has oversight responsibility for the investment activities of these underlying funds, including each underlying fund's investment in its Subsidiary and the underlying funds' role as the sole shareholder of its respective Subsidiary. Also, in managing each Subsidiary's portfolio, the Advisor will be subject to the same investment restrictions and operational guidelines that apply to the management of the underlying funds.

Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries are organized, could result in the inability of certain of the underlying funds and/or their respective Subsidiaries to operate as described in this SAI and could negatively affect the underlying funds and their shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, underlying fund shareholders would likely suffer decreased investment returns.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds (other than the Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, and Money Market Fund) may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. The Alternative Strategies Allocation Fund and the Asset Allocation Funds will regularly invest up to 100% of their total assets in the underlying funds in a manner consistent with the provisions of the 1940 Act. Generally, a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or
(iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if the Fund is part of a "master-feeder" structure or operates as a fund of funds in compliance with
Section 12(d)(1)(E), (F) and (G) and the rules thereunder. The Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, and Money Market Fund may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the provisions of the 1940 Act. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. The Trust has entered into agreements with several ETFs that permit, pursuant to an SEC order, certain Funds, as determined by the Advisor, to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above.

Certain ETFs may not produce qualifying income for purposes of the "90% Test" (as defined under "Dividends, Distributions, and Taxes"), which must be met in order for a Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). If one or more ETFs generates more non-qualifying income for purposes of the 90% Test than the Fund's portfolio management expects, it could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Internal

Revenue Code.

POOLED INVESTMENT VEHICLES

The Global 130/30 Strategy Fund, Equity Market Neutral Fund, U.S. Long Short Momentum Fund, International Long Short Select Fund, Alternative Strategies Allocation Fund, and Asset Allocation Funds may invest in the securities of pooled vehicles that are not investment companies. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If the Global 130/30 Strategy Fund, Equity Market Neutral Fund, U.S. Long Short Momentum Fund, International Long Short Select Fund, Alternative Strategies Allocation Fund, and/or an Asset Allocation Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Global 130/30 Strategy Fund, Equity Market Neutral Fund, U.S. Long Short Momentum Fund, International Long Short Select Fund, Alternative Strategies Allocation Fund, and/or the Asset Allocation Funds bear directly in connection with their own operations.

PORTFOLIO TURNOVER

As discussed in the Funds' Prospectuses, the Trust anticipates that investors in the Funds, other than the Alternative Funds and Asset Allocation Funds, will frequently purchase and/or redeem shares of the Funds as part of an asset allocation investment strategy. The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. See "Purchasing and Redeeming Shares" and "Financial Highlights" in the Funds' Prospectuses. Because each Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds, except for the Alternative Funds and Asset Allocation Funds, will be substantial.

In general, the Advisor (and in the case of the International Long Short Select Fund, Equity Market Neutral Fund and Global 130/30 Strategy Fund, SGI) manages the Alternative Funds and Asset Allocation Funds without regard to restrictions on portfolio turnover. The Funds' investment strategies may, however, produce relatively high portfolio turnover rates from time to time. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. To the extent that the Alternative Funds and Asset Allocation Funds use derivatives, they will generally be short-term derivative instruments. As a result, the Funds' reported portfolio turnover may be low despite relatively high portfolio activity which would, in turn, involve correspondingly greater expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Generally, the higher the rate of portfolio turnover of the Alternative Funds and Asset Allocation Funds, the higher these transaction costs borne by the Funds and their long-term shareholders generally will be. Such sales may result in the realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates) for certain taxable shareholders. Nonetheless, because a redemption fee is charged on frequent redemptions, the transaction costs associated with any portfolio turnover is offset by the redemption fees collected by the Funds.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest because such contracts generally have a remaining maturity of less than one-year.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

The Real Estate Fund will invest a majority of its assets in REITs. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code. The Internal Revenue Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Internal Revenue Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES

The Real Estate Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements with financial institutions. The Funds have adopted certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. While there is no limit on the percentage of Fund assets that may be used in connection with repurchase agreements, it is the current policy of each of the Funds to not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The Domestic Equity Funds, Japan 2x Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternative Funds (except the Alternative Strategies Allocation Fund), and Specialty Funds (except the Real Estate Fund), may enter into reverse repurchase agreements as part of a Fund's investment strategy. In the case of the Alternative Strategies Allocation Fund and the Asset Allocation Funds, certain of the underlying funds may use reverse repurchase agreements as part of an underlying fund's investment strategy. Reverse repurchase agreements involve sales by a Fund or an underlying fund of portfolio assets concurrently with an agreement by the Fund or the underlying fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund or the underlying fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund or the underlying fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund or the underlying fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds and the underlying funds intend to use the reverse repurchase technique only when it will be advantageous to the Funds or the underlying funds. Each Fund or underlying fund will establish a segregated account with the Trust's custodian bank in which the Fund or the underlying fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's or the underlying fund's obligations in respect of reverse repurchase agreements.

SHORT SALES

The Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100(R) Strategy Fund, Inverse Russell 2000(R) Strategy Fund, Inverse S&P 500 Strategy Fund, Weakening Dollar 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse High Yield Strategy Fund, Global 130/30 Strategy Fund, and Equity Market Neutral Fund will regularly engage in short sales transactions under which a Fund sells a security it does not own.

The remaining Domestic Equity Funds, Sector Funds, International Equity Funds, Specialty Funds, High Yield Strategy Fund, and Alternative Funds (with the exception of the Alternative Strategies Allocation Fund), may also engage in short sales transactions under which a Fund sells a security it does not own. In the case of the Alternative Strategies Allocation and Asset Allocation Funds, the Funds may invest in certain underlying funds that may engage in short sales transactions under which an underlying fund sells a security it does not own. To complete such a transaction, a Fund or an underlying fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund or the underlying fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund or the underlying fund. Until the security is replaced, the Fund or the underlying fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund or the underlying fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund or the underlying fund may also use repurchase agreements to satisfy delivery obligations in short sale transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund or an underlying fund closes its short position or replaces the borrowed security, the Fund or the underlying fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's or the underlying fund's short position. Each of the Funds or underlying funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

SWAP AGREEMENTS

The Funds (except for the Money Market Fund), and certain of the Alternative Strategies Allocation Fund's and Asset Allocation Funds' underlying funds may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. A Fund or an underlying fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. The Inverse High Yield Strategy Fund will primarily employ credit default swaps in order to obtain inverse exposure to the high yield bond market. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection. The Inverse High Yield Strategy Fund expects to buy credit default swaps with multiple reference issuers, in which case, payments and settlements in respect of any defaulting reference issuer would typically be dealt with separately from the other reference issuers.

The High Yield Strategy Fund and Inverse High Yield Strategy Fund may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. The High Yield Strategy Fund is usually a net seller of credit default swaps and the Inverse High Yield Strategy Fund is usually a net buyer of credit default swaps, but each Fund may buy or sell credit default swaps. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) entered into by the Funds or the underlying funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's or an underlying fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

A Fund's or an underlying fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund or the underlying fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's or an underlying fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund's or an underlying fund's illiquid investment limitations. A Fund or an underlying fund will not enter into any swap agreement unless the Advisor or Sub-Advisor believes that the other party to the transaction is creditworthy. A Fund or an underlying fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the High Yield Strategy Fund or Inverse High Yield Strategy Fund is selling credit protection, the default of a third party issuer.

Each Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund or an underlying fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund or the underlying fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund or an underlying fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund or the underlying fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund or an underlying fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where a Fund or an underlying fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund or the underlying fund will be required to earmark and reserve the full notional amount of the credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund or an underlying fund is contractually obligated to make. If a swap counterparty defaults, a Fund's or an underlying fund's risk of loss consists of the net amount of payments that such Fund or underlying fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's or an underlying fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by a Fund's or an underlying fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds, the underlying funds, and the Advisor or in the case of the International Long Short Select Fund, Equity Market Neutral Fund and the Global 130/30 Strategy Fund, SGI, believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor and SGI, under the supervision of the Board, are responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

TIME DEPOSITS AND EURODOLLAR TIME DEPOSITS

The Money Market Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds may invest in Time Deposits, and specifically Eurodollar Time Deposits. Time Deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. Eurodollars are deposits denominated in dollars at banks outside of the United States and Canada and thus, are not under the jurisdiction of the Federal Reserve. Because Eurodollar Time Deposits are held by financial institutions outside of the United States and Canada, they may be subject to less regulation and therefore, may pose more risk to the Fund than investments in their U.S. or Canadian counterparts.

TRACKING ERROR

The following factors may affect the ability of the Domestic Equity Funds, International Equity Funds, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund, and in the case of the Alternative Strategies Allocation and Asset Allocation Funds, certain of the underlying funds, to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) a Fund or an underlying fund holding less than all of the securities in the underlying index and/or securities not included in the underlying index being held by a Fund or underlying fund; (4) an imperfect correlation between the performance of instruments held by a Fund or underlying fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover);
(6) a Fund or underlying fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; (9) the need to conform a Fund's or underlying fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) the time difference between the close of the Europe 1.25x Strategy Fund's and Japan 2x Strategy Fund's respective underlying indices and the time the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund price their shares at the close of the NYSE; or (11) market movements that run counter to a leveraged Fund's or leveraged underlying fund's investments. Market movements that run counter to a leveraged Fund's or leveraged underlying fund's investments will cause some divergence between the Fund or underlying fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund or underlying fund is leveraged. The tracking error of a leveraged Fund or leveraged underlying fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund or underlying fund from its benchmark may be significant. As a result of fair value pricing, the day-to-day correlation of the Europe 1.25x Strategy and Japan 2x Strategy Funds' performance may tend to vary from the closing performance of the Europe 1.25x Strategy and Japan 2x Strategy Funds' respective underlying indices. However, all of the Domestic Equity Funds', International Equity Funds', Government Long Bond 1.2x Strategy Fund's, Inverse Government Long Bond Strategy Fund's, Strengthening Dollar 2x Strategy Fund's, and Weakening Dollar 2x Strategy Fund's performance attempts to correlate highly with the movement in their respective underlying indices over time.

U.S. GOVERNMENT SECURITIES

The Government Long Bond 1.2x Strategy Fund invests primarily in U.S. government securities, and each of the other Funds may invest in U.S. government securities. The Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund, and in the case of the Alternative Strategies Allocation and Asset Allocation Funds, certain of the underlying funds may enter into short transactions in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the

Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Government Long Bond 1.2x Strategy Fund will invest in such U.S. government securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

NON-PRINCIPAL INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS -- The following non-principal investment policies, techniques and risk factors may become principal investment policies, techniquies or risks if the principal investment strategy of a Fund changes. However, shareholders will be notified if the principal investment strategies or principal risks of a Fund in which they invest change.

BORROWING

While the Funds do not anticipate doing so, the Domestic Equity Funds (except for the Inverse NASDAQ-100(R) Strategy Fund, Inverse S&P 500 Strategy Fund, and NASDAQ-100(R) Fund), Sector Funds, International Equity Funds, Specialty Funds, Fixed Income Funds (except for the Inverse Government Long Bond Strategy Fund), Alternative Funds and Asset Allocation Funds may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Domestic Equity Funds (except for the Inverse NASDAQ-100(R) Strategy Fund, Inverse S&P 500 Strategy Fund, and NASDAQ-100(R) Fund), Sector Funds, International Equity Funds, Fixed Income Funds (except for the Inverse Government Long Bond Strategy Fund), Alternative Funds,

Specialty Funds, and Asset Allocation Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Funds may use leverage during periods when the Advisor, or in the case of the International Long Short Select Fund, Global 130/30 Strategy Fund and Equity Market Neutral Fund SGI, believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. While the Funds do not anticipate doing so, each Fund is authorized to pledge (I.E., transfer a security interest in) portfolio securities in an amount up to one-third of the value of the Fund's total assets in connection with any borrowing.

ILLIQUID SECURITIES

While none of the Funds anticipate doing so, each Fund, and in the case of the Alternative Strategies Allocation Fund and the Asset Allocation Funds, certain of the underlying funds, may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund or an underlying fund will not invest more than 15% (5% with respect to the Money Market Fund) of the Fund's or the underlying fund's net assets in illiquid securities. If the percentage of a Fund's or an underlying fund's net assets invested in illiquid securities exceeds 15% (5% for the Money Market Fund) due to market activity, the Fund or the underlying fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund or the underlying fund has valued the securities. Under the current SEC staff guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund or an underlying fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund or an underlying fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund or an underlying fund may invest in to the Advisor.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral), except that the Money Market Fund may not lend more than 10% of its total assets. No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's NAV. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with its custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's

NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS

The Fixed Income Funds, Alternative Strategies Allocation Fund, and Asset Allocation Funds may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS

BANKING FUND

The Fund may invest in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. In addition, these companies may offer services such as merchant banking, consumer and commercial finance, brokerage, financial planning, wealth management, leasing, mortgage finance and insurance. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national or international scale.

SEC regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities. These companies, as well as those deriving more than 15% of profits from brokerage and investment management activities, will be considered to be "principally engaged" in this Fund's business activity. Rule 12d3-1 under the 1940 Act, allows investment portfolios such as the Fund, to invest in companies engaged in securities-related activities subject to certain conditions. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (I.E., broker/dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase. The Fund may purchase securities of an issuer that derived more than 15% of it gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

     a. the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that issuer;

     b. for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer's outstanding securities in that class;

     c. for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

In applying the gross revenue test, an issuer's own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Fund will not be required to divest its holding of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

BASIC MATERIALS FUND

The Fund may invest in companies engaged in the manufacture, mining, processing, or distribution of raw materials as well as intermediate goods used in the industrial sector. The Fund may invest in companies handling products such as chemicals, lumber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement, and gypsum. The Fund may also invest in the securities of mining, processing, transportation, and distribution companies primarily involved in this sector.

BIOTECHNOLOGY FUND

The Fund may invest in companies engaged in the research, development, sale, and manufacture of various biotechnological products, services and processes. These include companies involved with developing or experimental technologies such as generic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The Fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.

The description of the biotechnology sector may be interpreted broadly to include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); chemicals (enzymes, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); and industry (biochips, fermentation, enhanced mineral recovery).

CONSUMER PRODUCTS FUND

The Fund may invest in companies engaged in the manufacture of goods to consumers, both domestically and internationally. The Fund also may invest in companies that manufacture, wholesale or retail non-durable goods such as beverages, tobacco, household and personal care products. The Fund may invest in owners and operators of distributors, food retail stores, pharmacies, hypermarkets and super centers selling food and a wide-range of consumer staple products. The Fund may invest in distillers, vintners and producers of alcoholic beverages, beer, malt liquors, non-alcoholic beverages (including mineral water). The Fund may invest in producers of agricultural products (crop growers, owners of plantations) and companies that produce and process food, producers of packaged foods (including dairy products, fruit juices, meats, poultry, fish and pet foods) and producers of non-durable household products (including detergents, soaps, diapers and other tissue and household paper products). The Fund may also invest in manufacturers of personal and beauty care products, including cosmetics and perfumes.

ELECTRONICS FUND

The Fund may invest in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. In addition, the Fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer-aided design and computer-aided manufacturing ("CAD/CAM"), computer-aided engineering, and robotics), lasers and electro-optics, and other developing electronics technologies.

ENERGY FUND

The Fund may invest in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The business activities of companies in which the Fund may invest include production, generation, transmission, refining, marketing, control, distribution or measurement of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field may also be considered for this Fund.

ENERGY SERVICES FUND

The Fund may invest in companies in the energy services field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The Fund may invest in companies involved in providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging. Many energy service companies are engaged in production and well maintenance, providing such products and services as packers, perforating equipment, pressure pumping, downhole equipment, valves, pumps, compression equipment, and well completion equipment and service. Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services, and interpretation of this data. The Fund may also invest in companies with a variety of underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy related capital equipment, mining related equipment or services, and high technology companies serving these industries.

FINANCIAL SERVICES FUND

The Fund may invest in companies that are involved in the financial services sector, including commercial and investment banks, savings and loan associations, consumer and industrial finance companies, investment banking, asset management, securities brokerage companies, real estate-related companies, leasing companies, and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries.

SEC regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities. These companies, as well as those deriving more than 15% of profits from brokerage and investment management activities, will be considered to be "principally engaged" in this Fund's business activity. Rule 12d3-1 under the 1940 Act, allows investment portfolios such as this Fund, to invest in companies engaged in securities-related activities subject to certain conditions. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (I.E., broker/dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase. The Fund may purchase securities of an issuer that derived more than 15% of it gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

     a. the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that issuer;

     b. for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer's outstanding securities in that class;

     c. for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

In applying the gross revenue test, an issuer's own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Fund will not be required to divest its holding of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

HEALTH CARE FUND

The Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

INTERNET FUND

The Fund may invest in companies that are involved in the Internet sector including companies which the Advisor believes should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware or software which impacts Internet commerce; or provide Internet access to consumers and businesses.

LEISURE FUND

The Fund may invest in companies engaged in the design, production, or distribution of goods or services in the leisure industries including television and radio broadcasting or manufacturing (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas. Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, lodging, restaurants, leisure equipment and gaming casinos.

PRECIOUS METALS FUND

The Fund may invest in the equity securities of U.S. and foreign companies that are involved in the precious metals sector ("Precious Metals Companies"). Precious Metals Companies include precious metals manufacturers; distributors of precious metals products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies.

RETAILING FUND

The Fund may invest in companies that are involved in the retailing sector including companies engaged in merchandising finished goods and services primarily to individual consumers. The Fund may also invest in companies primarily distributing goods to merchandisers. Companies in which the Fund may invest include general merchandise retailers, department stores, internet retailers and any specialty retailers selling a single category of merchandise such as apparel, toys, jewelry, consumer electronics, home furnishings or home improvement products. The Fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer, or video based electronic systems.

TECHNOLOGY FUND

The Fund may invest in companies that are involved in the technology sector including companies that the Advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. These may include, for example, companies that develop, produce, or distribute products or services in the computer, semiconductor, electronics and communications.

TELECOMMUNICATIONS FUND

The Fund may invest in companies that are involved in the telecommunications sector including companies engaged in the development, manufacture, or sale of communications services and/or equipment. Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide-area product networks; satellite, microwave and cable television; Internet access; and equipment used to provide these products and services. Long-distance telephone companies may also have interests in developing technologies, such as fiber optics and data transmission. Certain types of companies in which the Fund may invest are engaged in fierce competition for a share of the market for goods or services such as private and local area networks, or are engaged in the sale of telephone set equipment.

TRANSPORTATION FUND

The Fund may invest in companies that are involved in the transportation sector, including companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. Transportation services may include companies involved in the movement of freight and/or people such as airline, railroad, ship, truck, and bus companies. Other service companies include those that provide leasing and maintenance for automobiles, trucks, containers, rail cars, and planes. Equipment manufacturers include makers of trucks, automobiles, planes, containers, rail cars, or any other mode of transportation and their related products. In addition, the Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.

UTILITIES FUND

The Fund will invest primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations as described in the Fund's Prospectuses. Such companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies involved in the public communication field, including telephone, telegraph, satellite, microwave and other public communication facilities.

DESCRIPTION OF THE MONEY MARKET FUND

The Money Market Fund seeks to provide security of principal, high current income, and liquidity. The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and may invest any remaining assets in receipts and enter into repurchase agreements fully collateralized by U.S. government securities.

The Money Market Fund is governed by SEC rules that impose certain liquidity, maturity and diversification requirements. The Money Market Fund's assets are valued using the amortized cost method, which enables the Money Market Fund to maintain a stable NAV. All securities purchased by the Money Market Fund must have remaining maturities of 397 days or less. Although the Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained.

SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED AND INVERSE INVESTMENT STRATEGIES

To the extent discussed above and in the Prospectuses, the Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100(R) Strategy Fund, Inverse Russell 2000(R) Strategy Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Nova Fund, Russell 2000(R) 1.5x Strategy Fund, International Equity Funds, Fixed Income Funds (except for the High Yield Strategy Fund), Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund, present certain risks, some of which are further described below.

LEVERAGE. The Mid-Cap 1.5x Strategy Fund, Nova Fund, Russell 2000(R) 1.5x Strategy Fund, International Equity Funds, Government Long Bond 1.2x Strategy Fund, and Strengthening Dollar 2x Strategy Fund (the "Leveraged Funds") and the Weakening Dollar 2x Strategy Fund (the "Leveraged Inverse Fund") employ leverage as a principal investment strategy and all of the Leveraged Funds and Leveraged Inverse Fund may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a Leveraged Fund or Leveraged Inverse Fund achieves the right to a return on a capital base that exceeds the amount the Leveraged Fund or Leveraged Inverse Fund has invested. Leverage creates the potential for greater gains to shareholders of the Leveraged Funds and Leveraged Inverse Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of the shares of the Leveraged Funds and Leveraged Inverse Fund. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Leveraged Funds and Leveraged Inverse Fund to pay interest, which would decrease the Leveraged Funds' and Leveraged Inverse Fund's total return to shareholders. If the Leveraged Funds and Leveraged Inverse Fund achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these Funds not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF THE LEVERAGED FUNDS AND LEVERAGED INVERSE FUND. As discussed in the Prospectuses, each of the Leveraged Funds and the Leveraged Inverse Fund are "leveraged" funds in the sense that each has an investment objective to match a multiple of the performance of an index on a given day. The Leveraged Funds and Leveraged Inverse Fund are subject to all of the risks described in the Prospectuses. In addition, there is a special form of correlation risk that derives from the Leveraged Funds' and Leveraged Inverse Fund's use of leverage. For periods greater than one day, the use of leverage tends to cause the performance of a Leveraged Fund or Leveraged Inverse Fund to be either greater than, or less than, the Underlying Index performance times the stated multiple in the fund objective.

A Leveraged Fund's or the Leveraged Inverse Fund's return for periods longer than one day is primarily a function of the following: (a) index performance;
(b) index volatility; (c) financing rates associated with leverage; (d) other fund expenses; (e) dividends paid by companies in the index; and (f) period of time.

A leveraged fund's performance can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a hypothetical leveraged fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated fund returns for a number of combinations of index performance and index volatility over a one year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, the fund's performance would be lower than shown.

The first table below shows the estimated fund return over a one-year period for a hypothetical leveraged fund that has an investment objective to correspond to twice (200% of) the daily performance of an index. The leveraged fund could be expected to achieve a 30% return on a yearly basis if the index performance was 15%, absent any costs or the correlation risk or other factors described above and in the Prospectuses. However, as the table shows, with an index volatility of 20%, such a fund would return 27%, again absent any costs or other factors described above and in the Prospectuses. In the charts below, unshaded areas represent those scenarios where a hypothetical leveraged fund with the investment objective described will outperform (I.E., return more than) the index performance times the stated multiple in the leveraged fund's investment objective; conversely, shaded areas represent those scenarios where the leveraged fund will underperform (I.E., return less than) the index performance times the stated multiple in the fund's investment objective.

                HYPOTHETICAL LEVERAGED FUND MEDIAN ANNUAL RETURNS

      INDEX PERFORMANCE
----------------------------
                 200% OF ONE                         MARKET VOLATILITY
ONE YEAR INDEX    YEAR INDEX   ------------------------------------------------------------
  PERFORMANCE    PERFORMANCE    10%    15%    20%    25%    30%    35%    40%    45%    50%
--------------   -----------   ----   ----   ----   ----   ----   ----   ----   ----   ----
     -40%            -80%      -64%   -64%   -65%   -65%   -67%   -68%   -69%   -70%   -71%
     -35%            -70%      -58%   -59%   -59%   -60%   -62%   -63%   -64%   -65%   -66%
     -30%            -60%      -52%   -53%   -52%   -53%   -55%   -56%   -58%   -60%   -61%
     -25%            -50%      -45%   -46%   -46%   -47%   -48%   -50%   -52%   -53%   -55%
     -20%            -40%      -36%   -37%   -39%   -40%   -41%   -43%   -44%   -47%   -50%
     -15%            -30%      -29%   -29%   -30%   -32%   -33%   -36%   -38%   -40%   -43%
     -10%            -20%      -20%   -21%   -23%   -23%   -26%   -28%   -31%   -32%   -36%
      -5%            -10%      -11%   -12%   -13%   -16%   -18%   -20%   -23%   -25%   -29%
       0%              0%       -1%    -2%    -4%    -6%    -8%   -11%   -14%   -17%   -20%
       5%             10%        9%     8%     6%     3%     2%    -3%    -5%    -8%   -12%
      10%             20%       19%    19%    16%    15%    10%     9%     4%     0%    -5%
      15%             30%       31%    29%    27%    25%    21%    19%    15%    11%     6%

      20%             40%       43%    41%    38%    35%    32%    27%    23%    18%    13%
      25%             50%       54%    52%    50%    48%    43%    39%    34%    29%    22%
      30%             60%       69%    64%    62%    58%    56%    49%    43%    39%    34%
      35%             70%       79%    77%    75%    70%    68%    61%    57%    50%    43%
      40%             80%       92%    91%    88%    82%    81%    73%    67%    62%    54%

The second table below shows the estimated fund return over a one-year period for a hypothetical leveraged inverse fund that has an investment objective to correspond to twice (200% of) the opposite of the daily performance of an index. The hypothetical leveraged inverse fund could be expected to achieve a -30% return on a yearly basis if the index performance was 15%, absent any costs or the correlation risk or other factors described above and in the Prospectuses. However, as the table shows, with an index volatility of 20%, such a fund would return -33%, again absent any costs or other factors described above and in the Prospectuses. In the charts below, unshaded areas represent those scenarios where a hypothetical leveraged fund with the investment objective described will outperform (I.E., return more than) the index performance times the stated multiple in the leveraged fund's investment objective; conversely, shaded areas represent those scenarios where the leveraged fund will underperform (I.E., return less than) the index performance times the stated multiple in the fund's investment objective.

            HYPOTHETICAL LEVERAGED INVERSE FUND MEDIAN ANNUAL RETURNS

        INDEX PERFORMANCE
--------------------------------
                 200% INVERSE OF                             MARKET VOLATILITY
ONE YEAR INDEX    ONE YEAR INDEX   ---------------------------------------------------------------------
  PERFORMANCE      PERFORMANCE      10%     15%     20%     25%     30%     35%     40%     45%     50%
--------------   ---------------   -----   -----   -----   -----   -----   -----   -----   -----   -----
     -40%              80%          165%    153%    145%    127%    114%     99%     74%     57%     35%
     -35%              70%          130%    122%    109%     96%     84%     68%     51%     32%     17%
     -30%              60%           98%     93%     79%     68%     58%     46%     29%     16%      1%
     -25%              50%           73%     68%     58%     49%     36%     26%     13%      2%    -13%
     -20%              40%           51%     45%     39%     31%     20%     12%     -2%    -11%    -23%
     -15%              30%           35%     29%     23%     16%      6%     -2%    -12%    -22%    -30%
     -10%              20%           20%     16%      9%      3%     -5%    -13%    -21%    -30%    -39%
      -5%              10%            8%      5%     -2%     -8%    -14%    -21%    -30%    -38%    -46%
       0%               0%           -3%     -7%    -12%    -17%    -23%    -28%    -37%    -44%    -51%
       5%             -10%          -12%    -15%    -19%    -25%    -31%    -35%    -43%    -47%    -55%
      10%             -20%          -19%    -23%    -27%    -32%    -36%    -43%    -47%    -53%    -59%
      15%             -30%          -27%    -29%    -32%    -37%    -42%    -46%    -53%    -58%    -63%
      20%             -40%          -33%    -35%    -38%    -42%    -46%    -50%    -56%    -60%    -66%
      25%             -50%          -38%    -40%    -43%    -47%    -51%    -55%    -59%    -64%    -68%
      30%             -60%          -43%    -44%    -47%    -51%    -55%    -59%    -62%    -66%    -71%
      35%             -70%          -46%    -49%    -52%    -53%    -58%    -61%    -66%    -68%    -73%
      40%             -80%          -50%    -52%    -55%    -57%    -61%    -64%    -68%    -71%    -75%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a hypothetical leveraged fund. A Leveraged Fund's or Leveraged Inverse Fund's actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in the Prospectuses.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds, and cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE DOMESTIC EQUITY FUNDS (EXCEPT THE INVERSE NASDAQ-100(R) STRATEGY FUND, INVERSE S&P 500 STRATEGY FUND, NOVA FUND AND NASDAQ-100(R) FUND), SECTOR FUNDS (EXCEPT THE PRECIOUS METALS FUND), INTERNATIONAL EQUITY FUNDS, HIGH YIELD STRATEGY FUND, INVERSE HIGH YIELD STRATEGY FUND, ALTERNATIVE FUNDS (EXCEPT THE EQUITY MARKET NEUTRAL FUND), SPECIALTY FUNDS, AND ASSET ALLOCATION FUNDS

Each Fund shall not:

1. Borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.(1)

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

----------
(1) Consistent with the 1940 Act and related SEC guidance, the Fund may lend its securities in excess of 33 1/3% of the value of its total assets, so long as any portfolio securities lent are fully collateralized.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry(2); except that, (i) to the extent the benchmark selected for a particular Domestic Equity Fund, International Equity Fund, the Strengthening Dollar 2x Strategy Fund, or the Weakening Dollar 2x Strategy Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry; and (ii) a Sector Fund or the Real Estate Fund will be concentrated in an industry or group of industries within a sector. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.

With the exception of investments in shares of investment companies, the Alternative Strategies Allocation Fund and each Asset Allocation Fund shall not:

8. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

FUNDAMENTAL POLICIES OF THE EQUITY MARKET NEUTRAL FUND

The Equity Market Neutral Fund shall not:

9. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

10. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.(3)

11. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

12. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

13. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

----------
(2) The Fund will not invest 25% or more of the value of its total assets in the shares of one or more investment companies with an affirmative investment policy to invest 25% or more of its assets in the securities of one or more issuers conducting their principal business activities in the same industry, as disclosed in its then-current registration statement.

(3) Consistent with the 1940 Act and related SEC guidance, the Fund may lend its securities in excess of 33 1/3% of the value of its total assets, so long as any portfolio securities lent are fully collateralized.

14. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

15. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry. (4) This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.

FUNDAMENTAL POLICIES OF THE INVERSE NASDAQ-100(R) STRATEGY FUND, INVERSE S&P 500 STRATEGY FUND, NOVA FUND, NASDAQ-100(R) FUND, PRECIOUS METALS FUND, GOVERNMENT LONG BOND 1.2X STRATEGY FUND, AND INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Each Fund shall not:

16. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies, and limitations; or (ii) by engaging in repurchase agreements with respect to portfolio securities; or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

17.  Underwrite securities of any other issuer.

18. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

19. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 20, 22, 23, and 24, as applicable to the Fund.

20. Pledge, mortgage, or hypothecate the Fund's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with: (i) the writing of covered put and call options; (ii) the purchase of securities on a forward-commitment or delayed-delivery basis; and (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

21. Invest in commodities, except that a Fund may purchase and sell futures contracts, including those relating to securities, currencies, indices, and options on futures contracts or indices and currencies

----------
(4) The Fund will not invest 25% or more of the value of its total assets in the shares of one or more investment companies with an affirmative investment policy to invest 25% or more of its assets in the securities of one or more issuers conducting their principal business activities in the same industry, as disclosed in its then-current registration statement.

     underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

     21.1 The Precious Metals Fund may (a) trade in futures contracts and options on futures contracts; or (b) invest in precious metals and precious minerals.

22. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except that, to the extent the benchmark selected for the Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry). This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.

     22.1 The Precious Metals Fund will invest 25% or more of the value of its total assets in securities in the metals-related and minerals-related industries.

23. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

24. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

     24.1 The Inverse NASDAQ-100(R) Strategy Fund, Inverse S&P 500 Strategy Fund, and Inverse Government Long Bond Strategy Fund, may engage in short sales of portfolio securities or maintain a short position if at all times when a short position is open (i) the Fund maintains a segregated account with the Fund's custodian to cover the short position in accordance with the position of the SEC or (ii) the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

FUNDAMENTAL POLICIES OF THE MONEY MARKET FUND

The Money Market Fund shall not:

25. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

26. Lend the Money Market Fund's portfolio securities in excess of 15% of the Money Market Fund's total assets. Any loans of the Money Market Fund's portfolio securities will be made according to guidelines established by the Board, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

27. Issue senior securities, except as permitted by the Money Market Fund's investment objectives and policies.

28.  Write or purchase put or call options.

29. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

30. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

31. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

32. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

Each Fund may not:

1. Invest in warrants (this limitation does not apply to the S&P 500 Fund, Russell 2000(R) Fund or Asset Allocation Funds).

2. Invest in real estate limited partnerships (this limitation does not apply to the Real Estate Fund).

3. Invest in mineral leases (this limitation does not apply to the S&P 500 Fund, Russell 2000(R) Fund or Asset Allocation Funds).

4. Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or
     (F), if such Fund is an Asset Allocation underlying fund or an Alternative Strategies Allocation underlying fund.

The Domestic Equity Funds (except for the Inverse NASDAQ-100(R) Strategy Fund, Inverse S&P 500 Strategy Fund, Nova Fund, and NASDAQ-100(R) Fund), Sector Funds, International Equity Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternative Funds, Specialty Funds, and Asset Allocation Funds may not:

5. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by Fundamental Policy Nos. 1 and 9 above, or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

6. Invest in companies for the purpose of exercising control (except for the S&P 500 Fund, Russell 2000(R) Fund, International Long Short Select Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternative Strategies Allocation Fund and Asset Allocation Funds).

7. Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

8. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

9. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

The Russell 2000(R) 1.5x Strategy Fund may not:

     10. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform similarly to the securities of companies in its underlying index, without 60 days' prior notice to shareholders.

The Inverse S&P 500 Strategy Fund, Inverse NASDAQ-100(R) Strategy Fund, and Inverse Russell 2000(R) Strategy Fund each may not:

     11. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite the securities of companies in its underlying index, without 60 days' prior notice to shareholders.

The S&P 500 Fund, NASDAQ-100(R) Fund, and Russell 2000(R) Fund each may not:

     12. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days' prior notice to shareholders.

The Mid-Cap 1.5x Strategy Fund may not:

     13. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days' prior notice to shareholders.

The Inverse Mid-Cap Strategy Fund may not:

     14. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies in its underlying index without 60 days' prior notice to shareholders.

The S&P 500 Pure Growth Fund may not:

     15. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days' prior notice to shareholders.

The S&P 500 Pure Value Fund may not:

     16. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days' prior notice to shareholders.

The S&P MidCap 400 Pure Growth Fund may not:

     17. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days' prior notice to shareholders.

The S&P MidCap 400 Pure Value Fund may not:

     18. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days' prior notice to shareholders.

The S&P SmallCap 600 Pure Growth Fund may not:

     19. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days' prior notice to shareholders.

The S&P SmallCap 600 Pure Value Fund may not:

     20. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days' prior notice to shareholders.

Each Sector Fund and the Real Estate Fund may not:

     21. Change its investment strategy to invest at least 80% of its net assets in equity securities (and derivatives thereof) of companies in its respective sector without 60 days' prior notice to shareholders.

The Europe 1.25x Strategy Fund may not:

     22. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days' prior notice to shareholders.

The Japan 2x Strategy Fund may not:

     23. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days' prior notice to shareholders.

The Government Long Bond 1.2x Strategy Fund and the Money Market Fund each may not:

     24. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities issued by the U.S. government (and derivatives thereof) without 60 days' prior notice to shareholders.

The Inverse Government Long Bond Strategy Fund may not:

     25. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. government without 60 days' prior notice to shareholders.

The High Yield Strategy Fund may not:

     26. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination have economic characteristics similar to the U.S. and Canadian high yield bond markets and/or in high yield debt securities without 60 days' prior notice to shareholders.

The Inverse High Yield Strategy Fund may not:

     27. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination should provide inverse exposure to the U.S. and Canadian high yield bond markets without 60 days' prior notice to shareholders.

The Equity Market Neutral Fund may not:

     28. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (and derivatives thereof).

With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above under the heading "Fundamental Policies of the Domestic Equity Funds (except for the Inverse NASDAQ-100(R) Strategy Fund, Inverse S&P 500 Strategy Fund, Nova Fund, and NASDAQ-100(R) Fund), Sector Funds (except for the Precious Metals Fund), International Equity Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternative Funds (except for the Equity Market Neutral Fund), Specialty Funds and Asset Allocation Funds," in paragraph 9 under the heading "Fundamental Policies of the Equity Market Neutral Fund," in paragraph 23 above under the heading "Fundamental Policies of the Inverse NASDAQ-100(R) Strategy Fund, Inverse S&P 500 Strategy Fund, Nova Fund, NASDAQ-100(R) Fund, Precious Metals Fund, Government Long Bond 1.2x Strategy Fund, and Inverse Government Long Bond Strategy Fund," and in paragraph 32 under the heading "Fundamental Policies of the Money Market Fund."

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision by the Advisor and the Board, SGI is responsible for decisions to buy and sell securities for the International Long Short Select Fund, Global 130/30 Strategy Fund and Equity Market Neutral Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. SGI expects that the International Long Short Select Fund, Global 130/30 Strategy Fund and Equity Market Neutral Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934 (the "1934 Act"), and the rules and regulations thereunder.

With respect to the Alternative Strategies Allocation Fund and Asset Allocation Funds, the Funds will purchase and sell the principal portion of Fund securities (I.E., shares of the underlying funds) by dealing directly with the issuer of the underlying funds. As such, the Funds are not expected to incur brokerage commissions with respect to their investments in affiliated underlying funds.

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor, and in the case of the International Long Short Select Fund, Global 130/30 Strategy Fund and Equity Market Neutral Fund, SGI, may place a combined order, often referred to as "bunching," for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor or SGI, as applicable, and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor and SGI believe that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

With respect to the Alternative Strategies Allocation and Asset Allocation Funds, the Fund will purchase and sell the principal portion of Fund securities (I.E., shares of the underlying funds) by dealing directly with the issuer of the underlying funds. As such, the Funds are not expected to incur brokerage commissions with respect to their investments in the underlying funds.

For the fiscal years ended March 31, 2008, 2009 and 2010, the Funds paid the following brokerage commissions:

                                                                    AGGREGATE BROKERAGE
                                FUND       AGGREGATE BROKERAGE      COMMISSIONS DURING     AGGREGATE BROKERAGE
                              INCEPTION     COMMISSIONS DURING       FISCAL YEAR ENDED      COMMISSIONS DURING
FUND NAME                       DATE      FISCAL YEAR ENDED 2008          2009            FISCAL YEAR ENDED 2010
---------                    ----------   ----------------------   --------------------   ----------------------
Inverse Mid-Cap Strategy
   Fund                       2/20/2004           $  2,110               $    2,873             $    2,481
Inverse NASDAQ-100(R)
   Strategy Fund               9/3/1998           $ 14,211               $   39,723             $   12,339
Inverse Russell 2000(R)
   Strategy Fund              2/20/2004           $ 63,060               $   88,279             $    8,262
Inverse S&P 500 Strategy
   Fund                        1/7/1994           $ 34,148               $  103,359             $   48,990
Mid-Cap 1.5x Strategy Fund    8/16/2001           $ 59,666               $   27,811             $   35,200
Global 130/30 Strategy
   Fund                       9/23/2002           $ 81,982               $   80,682             $  129,905
Nova Fund                     7/12/1993           $128,315               $   87,723             $   27,994
NASDAQ-100(R) Fund            2/14/1994           $269,717               $  309,025             $  101,393
Russell 2000(R) Fund          5/31/2006           $ 16,352               $   43,766             $   17,859
Russell 2000(R) 1.5x
   Strategy Fund              11/1/2000           $120,424               $   77,215             $   27,490
S&P 500 Fund                  5/31/2006           $ 12,571               $   86,927             $   62,558
U.S. Long Short Momentum
   Fund                       3/22/2002           $639,382               $1,629,724             $  975,863
S&P 500 Pure Growth Fund      2/20/2004           $149,831               $  100,837             $  120,819
S&P 500 Pure Value Fund       2/20/2004           $430,645               $  748,588             $  775,485
S&P MidCap 400 Pure Growth
   Fund                       2/20/2004           $171,191               $  501,729             $  381,663

                                                                    AGGREGATE BROKERAGE
                                FUND       AGGREGATE BROKERAGE      COMMISSIONS DURING     AGGREGATE BROKERAGE
                              INCEPTION     COMMISSIONS DURING       FISCAL YEAR ENDED      COMMISSIONS DURING
FUND NAME                       DATE      FISCAL YEAR ENDED 2008          2009            FISCAL YEAR ENDED 2010
---------                    ----------   ----------------------   --------------------   ----------------------
S&P MidCap 400 Pure Value
   Fund                       2/20/2004           $142,170               $  199,990             $  809,333
S&P SmallCap 600 Pure
   Growth Fund                2/20/2004           $169,102               $  169,038             $  513,321
S&P SmallCap 600 Pure
   Value Fund                 2/20/2004           $310,276               $  616,076             $3,091,794
Banking Fund                   4/1/1998           $154,013               $  337,175             $  305,720
Basic Materials Fund           4/1/1998           $259,293               $  278,712             $  389,891
Biotechnology Fund             4/1/1998           $207,573               $  559,287             $  737,966
Consumer Products Fund         7/6/1998           $116,599               $  134,150             $  238,064
Electronics Fund               4/1/1998           $279,397               $  326,597             $  884,766
Energy Fund                   4/21/1998           $114,048               $  224,275             $  111,556
Energy Services Fund           4/1/1998           $233,733               $  245,252             $  460,987
Financial Services Fund        4/2/1998           $151,215               $   92,849             $  108,665
Health Care Fund              4/17/1998           $153,085               $  260,659             $  289,543
Internet Fund                  4/6/2000           $151,632               $  125,989             $  237,437
Leisure Fund                   4/1/1998           $ 56,776               $   68,862             $   81,687
Precious Metals Fund          12/1/1993           $715,630               $1,829,222             $1,644,626
Retailing Fund                 4/1/1998           $ 83,379               $  117,447             $  273,153
Technology Fund               4/14/1998           $191,828               $  120,627             $  190,909
Telecommunications Fund        4/1/1998           $188,570               $  136,371             $  214,138
Transportation Fund            4/2/1998           $115,637               $  249,230             $  285,284
Utilities Fund                 4/3/2000           $184,803               $  229,517             $  248,898
Europe 1.25x Strategy Fund     5/8/2000           $ 74,650               $   37,934             $  148,634
Japan 2x Strategy Fund        2/22/2008           $  2,192               $   25,664             $   34,178
International Long Short
   Select Fund                8/31/2007           $ 24,004               $   39,490             $   94,448
Government Long Bond 1.2x
   Strategy Fund               1/3/1994           $ 17,700               $   21,015             $   46,362
Inverse Government Long
   Bond Strategy Fund          3/3/1995           $120,314               $  150,721             $  192,346
High Yield Strategy Fund      4/16/2007           $  7,585               $   18,530             $    7,595
Inverse High Yield
   Strategy Fund              4/16/2007           $  4,731               $    5,009             $    3,824
Alternative Strategies
   Allocation Fund             3/7/2008           $    406               $    2,124             $    2,661
Strengthening Dollar 2x
   Strategy Fund              5/25/2005           $ 11,232               $  143,011             $   59,954
Weakening Dollar 2x
   Strategy Fund              5/25/2005           $ 14,611               $   72,559             $  107,123
Real Estate Fund              2/20/2004           $160,728               $  199,598             $  434,173

                                                                    AGGREGATE BROKERAGE
                                FUND       AGGREGATE BROKERAGE      COMMISSIONS DURING     AGGREGATE BROKERAGE
                              INCEPTION     COMMISSIONS DURING       FISCAL YEAR ENDED      COMMISSIONS DURING
FUND NAME                       DATE      FISCAL YEAR ENDED 2008          2009            FISCAL YEAR ENDED 2010
---------                    ----------   ----------------------   --------------------   ----------------------
All-Asset Conservative
   Strategy Fund              6/30/2006           $     64               $        0             $        0
All-Asset Moderate
   Strategy Fund              6/30/2006           $  1,384               $        0             $        0
All-Asset Aggressive
   Strategy Fund              6/30/2006           $      0               $        0             $        0
Money Market Fund             12/1/1993           $      0               $        0             $        0
Equity Market Neutral Fund    3/30/2009                  *               $   19,047**           $  143,449

*    Not in operation for the period indicated.

**   From commencement of operations on March 30, 2009.

Differences, year to year, in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of shareholder purchase and redemption activity, as well as each Fund's overall volatility. Changes in the amount of commissions paid by a Fund do not reflect material changes in that Fund's investment objective or strategies over these periods.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor, and in the case of the International Long Short Select Fund, Global 130/30 Strategy Fund and Equity Market Neutral Fund, SGI, may select a broker based upon brokerage or research services provided to the Advisor or SGI. The Advisor or SGI may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") permits the Advisor or SGI, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor or SGI may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor and SGI believe that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.

The Advisor and SGI may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor and SGI will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor and SGI under the advisory agreement and sub-advisory agreement, respectively. Any advisory or other fees paid to the Advisor or SGI are not reduced as a result of the receipt of research services.

In some cases the Advisor or SGI may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor or SGI makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor or SGI will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor or SGI faces a potential conflict of interest, but the Advisor and SGI each believe that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor or SGI with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's fiscal year ended March 31, 2010, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:

                                                                      TOTAL DOLLAR AMOUNT OF
                                             TOTAL DOLLAR AMOUNT OF   TRANSACTIONS INVOLVING
                                              BROKERAGE COMMISSIONS    BROKERAGE COMMISSIONS
FUND NAME                                     FOR RESEARCH SERVICES    FOR RESEARCH SERVICES
---------                                    ----------------------   ----------------------
Inverse Mid-Cap Strategy Fund                        $     0               $          0
Inverse NASDAQ-100(R) Strategy Fund                  $     0               $          0
Inverse Russell 2000(R) Strategy Fund                $     0               $          0
Inverse S&P 500 Strategy Fund                        $     0               $          0
Mid-Cap 1.5x Strategy Fund                           $ 3,272               $  8,895,781
Global 130/30 Strategy Fund                          $     0               $          0
Nova Fund                                            $   433               $    937,485
NASDAQ-100(R) Fund                                   $ 3,508               $ 15,744,742
Russell 2000(R) Fund                                 $ 2,231               $  5,290,449
Russell 2000(R) 1.5x Strategy Fund                   $ 1,450               $  3,064,352
S&P 500 Fund                                         $ 3,991               $ 12,698,680
U.S. Long Short Momentum Fund                        $85,997               $346,910,478
S&P 500 Pure Growth Fund                             $ 6,696               $ 39,835,962
S&P 500 Pure Value Fund                              $54,948               $128,931,133
S&P MidCap 400 Pure Growth Fund                      $27,257               $107,429,794
S&P MidCap 400 Pure Value Fund                       $59,577               $171,705,989
S&P SmallCap 600 Pure Growth Fund                    $19,736               $ 32,754,385
S&P SmallCap 600 PureValue Fund                      $44,791               $ 35,782,970

                                                                      TOTAL DOLLAR AMOUNT OF
                                             TOTAL DOLLAR AMOUNT OF   TRANSACTIONS INVOLVING
                                              BROKERAGE COMMISSIONS    BROKERAGE COMMISSIONS
FUND NAME                                     FOR RESEARCH SERVICES    FOR RESEARCH SERVICES
---------                                    ----------------------   ----------------------
Banking Fund                                         $12,445               $ 28,978,915
Basic Materials Fund                                 $40,110               $188,351,028
Biotechnology Fund                                   $37,821               $102,713,770
Consumer Products Fund                               $31,446               $179,150,473
Electronics Fund                                     $73,087               $142,656,238
Energy Fund                                          $ 8,744               $ 51,220,744
Energy Services Fund                                 $37,087               $167,829,052
Financial Services Fund                              $ 5,587               $ 21,239,526
Health Care Fund                                     $ 9,151               $ 43,395,766
Internet Fund                                        $18,632               $ 75,828,114
Leisure Fund                                         $ 5,871               $ 16,428,899
Precious Metals Fund                                 $37,487               $ 86,366,889
Retailing Fund                                       $62,664               $344,001,062
Technology Fund                                      $ 7,013               $ 27,213,240
Telecommunications Fund                              $15,401               $ 33,559,638
Transportation Fund                                  $11,566               $ 35,774,002
Utilities Fund                                       $13,580               $ 51,372,380
Europe 1.25x Strategy Fund                           $ 3,606               $ 16,283,850
Japan 2x Strategy Fund                               $     0               $          0
International Long Short Select Fund                 $ 3,275               $  8,403,304
Government Long Bond 1.2x Strategy Fund              $     0               $          0
Inverse Government Long Bond Strategy Fund           $     0               $          0
High Yield Strategy Fund                             $     0               $          0
Inverse High Yield Strategy Fund                     $     0               $          0
Alternative Strategies Allocation Fund               $ 1,532               $  4,342,889
Strengthening Dollar 2x Strategy Fund                $     0               $          0
Weakening Dollar 2x Strategy Fund                    $     0               $          0
 Real Estate Fund                                    $14,546               $ 49,781,489
All-Asset Conservative Strategy Fund                 $     0               $          0
All-Asset Moderate Strategy Fund                     $     0               $          0
All-Asset Aggressive Strategy Fund                   $     0               $          0
Money Market Fund                                    $     0               $          0
Equity Market Neutral Fund                           $     0               $          0

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, and in the case of the International Long Short Select Fund, Global 130/30 Strategy Fund and Equity Market Neutral Fund, SGI, or Rydex Distributors, Inc., (the "Distributor"), the distributor of the Funds' shares for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. In such instances, the placement of orders with such brokers would be consistent with the Funds' objectives of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Funds, the Advisor, SGI or the Distributor. With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to
Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The members of the Board, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended March 31, 2008, 2009 and 2010, the Funds did not pay brokerage commissions to the Distributor.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. As of March 31, 2010, the following Funds held the following securities of the Trust's "regular brokers or dealers":

                                                                      TOTAL $ AMOUNT OF SECURITIES OF EACH
FUND NAME                          FULL NAME OF BROKER/DEALER              REGULAR BROKER-DEALER HELD
---------                       --------------------------------      ------------------------------------
Europe 1.25x Strategy Fund      HSBC Holdings PLC -- SP ADR                        $    228,004
                                Credit Suisse Group AG -- SP ADR                   $    150,081
                                Deutsche Bank AG-- SP ADR                          $    129,680
                                UBS AG- SP ADR                                     $    111,811
                                Barclays PLC -- SP ADR                             $    108,554
                                Morgan Stanley                                     $  1,261,794
                                Mizuho Financial Group, Inc.                       $  1,006,554
                                HSBC Group                                         $    995,218
                                Deutsche Bank                                      $    106,630
Russell 2000(R) 1.5x Strategy   Morgan Stanley                                     $  4,579,765
Fund                            Credit Suisse Group                                $  4,220,187
                                Mizuho Financial Group, Inc.                       $  3,653,354
                                HSBC Group                                         $  3,612,209
                                Deutsche Bank                                      $    387,022
Mid-Cap 1.5x Strategy Fund      Credit Suisse Group                                $  3,065,599
                                Morgan Stanley                                     $  2,642,021
                                Mizuho Financial Group, Inc.                       $  2,107,583
                                HSBC Group                                         $  2,083,848
                                Deutsche Bank                                      $    223,269
U.S. Government Money Market    Barclays (US) Funding LLC                          $  4,999,728
Fund                            JP Morgan Chase & Company                          $  4,999,200
                                Mizuho Financial Group, Inc.                       $ 63,333,843
                                Morgan Stanley                                     $ 31,823,814
                                HSBC Group                                         $ 25,100,473
                                Deutsche Bank                                      $  2,689,336
Government Long Bond 1.2x       Morgan Stanley                                     $  5,281,563
Strategy Fund                   Mizuho Financial Group, Inc.                       $  4,213,189
                                HSBC Group                                         $  4,165,740
                                Deutsche Bank                                      $    446,329
Inverse Government Long Bond    Barclays Capital                                   $564,823,598
Strategy Fund                   Morgan Stanley                                     $ 28,693,685
                                Mizuho Financial Group, Inc.                       $ 22,889,422

                                                                      TOTAL $ AMOUNT OF SECURITIES OF EACH
FUND NAME                          FULL NAME OF BROKER/DEALER              REGULAR BROKER-DEALER HELD
---------                       --------------------------------      ------------------------------------
                                HSBC Group                                         $ 22,631,639
                                Deutsche Bank                                      $  2,424,818
Nova Fund                       JPMorgan Chase & Co.                               $  1,162,158
                                Goldman Sachs Group, Inc.                          $    586,967
                                Morgan Stanley                                     $    267,711
                                Bank of New York Mellon Corp.                      $    243,952
                                BB&T Corp.                                         $    146,370
                                Credit Suisse Group                                $  9,696,224
                                Morgan Stanley                                     $  4,910,216
                                Mizuho Financial Group, Inc.                       $  3,916,960
                                HSBC Group                                         $  3,872,847
                                Deutsche Bank                                      $    414,948
Precious Metals Fund            Mizuho Financial Group, Inc.                       $  1,050,139
Inverse S&P 500 Strategy Fund   Credit Suisse Group                                $ 10,342,392
                                Morgan Stanley                                     $  8,250,295
                                Mizuho Financial Group, Inc.                       $  8,157,380
                                HSBC Group                                         $  3,288,811
                                Deutsche Bank                                      $    874,005
NASDAQ-100(R) Fund              Morgan Stanley                                     $ 10,342,392
                                Mizuho Financial Group, Inc.                       $  8,250,295
                                HSBC Group                                         $  8,157,380
                                Credit Suisse Group                                $  3,288,811
                                Deutsche Bank                                      $    874,005
Inverse NASDAQ-100(R)           Morgan Stanley                                     $  7,629,450
Strategy Fund                   Mizuho Financial Group, Inc.                       $  6,086,137
                                HSBC Group                                         $  6,017,594
                                Credit Suisse Group                                $  5,859,898
                                Deutsche Bank                                      $    644,742
Energy Fund                     Mizuho Financial Group, Inc.                       $    359,367
Financial Services Fund         Mizuho Financial Group, Inc.                       $    121,464
                                JPMorgan Chase & Co.                               $  1,093,690
                                Goldman Sachs Group, Inc.                          $    772,613
                                Morgan Stanley                                     $    516,266
                                Bank of New York Mellon Corp.                      $    487,997
                                BB&T Corp.                                         $    381,392
                                HSBC Holdings PLC -- SP ADR                        $    231,856
                                UBS AG- SP ADR                                     $    229,108
                                Deutsche Bank AG-- SP ADR                          $    225,537
                                Credit Suisse Group AG -- SP ADR                   $    211,686
Health Care Fund                Mizuho Financial Group, Inc.                       $  1,083,408
Technology Fund                 Mizuho Financial Group, Inc.                       $    396,663
Basic Materials Fund            Mizuho Financial Group, Inc.                       $    368,858
Leisure Fund                    Mizuho Financial Group, Inc.                       $    108,347
Retailing Fund                  Mizuho Financial Group, Inc.                       $     75,306
Telecommunications Fund         Mizuho Financial Group, Inc.                       $     50,421
Transportation Fund             Mizuho Financial Group, Inc.                       $    222,085
Energy Services Fund            Mizuho Financial Group, Inc.                       $    338,780

                                                                      TOTAL $ AMOUNT OF SECURITIES OF EACH
FUND NAME                          FULL NAME OF BROKER/DEALER              REGULAR BROKER-DEALER HELD
---------                       --------------------------------      ------------------------------------
Banking Fund                    Mizuho Financial Group, Inc.                       $   231,969
                                JPMorgan Chase & Co.                               $ 1,677,812
                                Bank of New York Mellon Corp.                      $ 1,516,486
                                BB&T Corp.                                         $ 1,178,866
                                HSBC Holdings PLC -- SP ADR                        $   407,700
                                UBS AG- SP ADR                                     $   396,516
                                Deutsche Bank AG-- SP ADR                          $   394,574
                                Barclays PLC -- SP ADR                             $   375,318
                                Credit Suisse Group AG -- SP ADR                   $   368,908
Biotechnology Fund              Mizuho Financial Group, Inc.                       $   895,418
Electronics Fund                Mizuho Financial Group, Inc.                       $   132,001
Internet Fund                   Mizuho Financial Group, Inc.                       $   160,108
Utilities Fund                  Mizuho Financial Group, Inc.                       $     4,291
Real Estate Fund                Mizuho Financial Group, Inc.                       $   399,673
Inverse Russell 2000(R)         Morgan Stanley                                     $ 7,016,093
Strategy Fund                   Mizuho Financial Group, Inc.                       $ 5,596,852
                                HSBC Group                                         $ 5,533,820
                                Credit Suisse Group                                $ 4,310,113
                                Deutsche Bank                                      $   592,909
S&P SmallCap 600 Pure Value     Morgan Stanley                                     $   793,213
Fund                            Mizuho Financial Group, Inc.                       $   632,759
                                HSBC Group                                         $   625,633
                                Deutsche Bank                                      $    67,032
S&P SmallCap 600 Pure Growth    Morgan Stanley                                     $    65,656
Fund                            Mizuho Financial Group, Inc.                       $    52,375
                                HSBC Group                                         $    51,785
                                Deutsche Bank                                      $     5,548
S&P MidCap 400 Pure Value       Morgan Stanley                                     $   801,035
Fund                            Mizuho Financial Group, Inc.                       $   638,999
                                HSBC Group                                         $   631,802
                                Deutsche Bank                                      $    67,693
S&P MidCap 400 Pure Growth      Morgan Stanley                                     $   159,469
Fund                            Mizuho Financial Group, Inc.                       $   127,211
                                HSBC Group                                         $   125,779
                                Deutsche Bank                                      $    13,476
Inverse Mid-Cap Strategy Fund   Morgan Stanley                                     $ 1,193,464
                                Mizuho Financial Group, Inc.                       $   952,045
                                HSBC Group                                         $   941,323
                                Credit Suisse Group                                $   825,853
                                Deutsche Bank                                      $   100,856
S&P 500 Pure Value Fund         Morgan Stanley                                     $   454,079
                                Mizuho Financial Group, Inc.                       $   362,226
                                HSBC Group                                         $   358,147
                                Deutsche Bank                                      $    38,373
                                Morgan Stanley                                     $ 1,153,967
                                BB&T Corp.                                         $   970,923
S&P 500 Pure Growth Fund        Morgan Stanley                                     $    52,337

                                                                      TOTAL $ AMOUNT OF SECURITIES OF EACH
FUND NAME                          FULL NAME OF BROKER/DEALER              REGULAR BROKER-DEALER HELD
---------                       --------------------------------      ------------------------------------
                                Mizuho Financial Group, Inc.                       $    41,750
                                HSBC Group                                         $    41,280
                                Deutsche Bank                                      $     4,423
U.S. Long Short Momentum Fund   Morgan Stanley                                     $   846,397
                                Mizuho Financial Group, Inc.                       $   675,185
                                HSBC Group                                         $   667,581
                                Deutsche Bank                                      $    71,527
Global 130/30 Strategy Fund     UBS AG                                             $   (41,680)
                                JPMorgan Chase & Co.                               $   334,775
                                Morgan Stanley                                     $   496,520
                                Mizuho Financial Group, Inc.                       $   396,082
                                HSBC Group                                         $   391,621
                                Deutsche Bank                                      $    41,959
Weakening Dollar 2x Strategy    Morgan Stanley                                     $14,553,231
Fund                            Mizuho Financial Group, Inc.                       $11,609,350
                                HSBC Group                                         $11,478,604
                                Credit Suisse Group                                $ 2,849,257
                                Deutsche Bank                                      $ 1,229,850
Strengthening Dollar 2x         Morgan Stanley                                     $12,366,584
Strategy Fund                   Mizuho Financial Group, Inc.                       $ 9,865,026
                                HSBC Group                                         $ 9,753,925
                                Credit Suisse Group                                $ 5,933,154
                                Deutsche Bank                                      $ 1,045,063
S&P 500 Fund                    JPMorgan Chase & Co.                               $ 1,639,640
                                Goldman Sachs Group, Inc.                          $   827,385
                                Morgan Stanley                                     $   377,782
                                Bank of New York Mellon Corp.                      $   344,281
                                BB&T Corp.                                         $   206,324
                                Morgan Stanley                                     $45,000,829
                                Mizuho Financial Group, Inc.                       $35,897,897
                                HSBC Group                                         $35,493,612
                                Credit Suisse Group                                $21,479,340
                                Deutsche Bank                                      $ 3,802,887
Russell 2000(R) Fund            Morgan Stanley                                     $10,168,044
                                Mizuho Financial Group, Inc.                       $ 8,111,215
                                HSBC Group                                         $ 8,019,866
                                Credit Suisse Group                                $ 4,255,112
                                Deutsche Bank                                      $   859,271
All-Asset Conservative
Strategy Fund                   Mizuho Financial Group, Inc.                       $ 1,626,989
All-Asset Moderate Strategy
Fund                            Mizuho Financial Group, Inc.                       $   873,736
All-Asset Aggressive Strategy
Fund                            Mizuho Financial Group, Inc.                       $   462,506
High Yield Strategy Fund        Morgan Stanley                                     $ 4,898,151
                                Mizuho Financial Group, Inc.                       $ 3,907,335
                                HSBC Group                                         $ 3,863,330

                                                                      TOTAL $ AMOUNT OF SECURITIES OF EACH
FUND NAME                          FULL NAME OF BROKER/DEALER              REGULAR BROKER-DEALER HELD
---------                       --------------------------------      ------------------------------------
                                Credit Suisse Group                                $ 2,346,300
                                Deutsche Bank                                      $   413,928
Inverse High Yield Strategy     Morgan Stanley                                     $10,221,193
Fund                            Mizuho Financial Group, Inc.                       $ 8,153,613
                                HSBC Group                                         $ 8,061,786
                                Credit Suisse Group                                $ 4,836,521
                                Deutsche Bank                                      $   863,763
International Long Short        Morgan Stanley                                     $ 2,388,804
Select Fund                     Mizuho Financial Group, Inc.                       $ 1,905,588
                                HSBC Group                                         $ 1,884,127
                                Deutsche Bank                                      $   201,871
Japan 2x Strategy Fund          Morgan Stanley                                     $ 2,453,547
                                Mizuho Financial Group, Inc.                       $ 1,957,234
                                HSBC Group                                         $ 1,935,192
                                Deutsche Bank                                      $   207,342
Alternative Strategies
Allocation Fund                 Mizuho Financial Group, Inc.                       $   238,720
Equity Market Neutral Fund      Mizuho Trust & Banking Company Ltd.                  ($124,670)
                                UBS AG                                               ($202,465)
                                Morgan Stanley                                     $   681,666
                                Mizuho Financial Group, Inc.                       $   543,776
                                HSBC Group                                         $   537,652
                                Deutsche Bank                                      $    57,606

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust are overseen by the Board under the laws of the State of Delaware and the 1940 Act. The Board is responsible for overseeing the management and affairs of the Funds and each of the Trust's other funds, which are not described in this SAI. The Board has considered and approved contracts, as described below, under which certain companies provide essential management and administrative services to the Trust. Like most mutual funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, Sub-Advisor, Distributor, and Servicer. The Board is responsible for overseeing the Trust's service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, I.E., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Funds. Under the oversight of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business and, consequently, for managing the risks associated with that activity. The Board has emphasized to the Funds' service providers the importance of consistent and vigorous risk management.

The Board's role in risk management oversight begins before the inception of each fund, at which time the fund's primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund's operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust's Chief Compliance Officer and the fund's independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to each Fund by the Advisor and/or Sub-Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor and/or the Sub-Advisory Agreement with the Sub-Advisor, the Board meets with the Advisor and/or Sub-Advisor to review such services. Among other things, the Board regularly considers the Advisor's and/or Sub-Advisor's adherence to each Fund's investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund's investments, including, for example, portfolio holdings schedules and reports on the Advisor's and/or Sub-Advisor's use of higher-risk financial instruments, such as derivatives, in managing each Fund, if any, as well as reports on each Fund's investments in other investment companies, if any. The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Advisor and Sub-Advisor risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Advisor and Sub-Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives periodic reports from each Fund's service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Advisor's Valuation and Credit Review Committees, in particular, make regular reports to the Board concerning investments for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures and the creditworthiness of investment counterparties, respectively. Annually, the Trust's independent registered public accounting firm reviews with the Audit Committee its audit of each Fund's financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in each Fund's internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the Advisor, Sub-Advisor, Chief Compliance Officer, independent registered public accounting firm, and other service providers, the Board and the Audit Committee learn in detail about any material risks associated with each Fund, thereby facilitating a dialogue about how each of the service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect each Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of each Fund's investment management and business affairs are carried out by or through each Fund's Advisor, Sub-Advisor, and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from each Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's risk management oversight is subject to limitations.

MEMBERS OF THE BOARD AND OFFICERS OF THE TRUST. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

The Chairman of the Board, John O. Demaret, is not an interested person, as that term is defined by the 1940 Act, of the Funds and is an "independent Trustee." The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Chairman of the Board is an independent Trustee; only one member of the eight-member Board is an interested Trustee; the fact that the chairperson of each Committee of the Board is an independent Trustee; and the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
                         POSITION(S) HELD WITH                                                   COMPLEX
     NAME, ADDRESS         THE TRUST, TERM OF                                                    OVERSEEN          OTHER
      AND AGE OF          OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)            BY TRUSTEE/     DIRECTORSHIPS
    TRUSTEE/OFFICER           TIME SERVED                     DURING PAST 5 YEARS               OFFICER**     HELD BY TRUSTEE
----------------------   ---------------------   -------------------------------------------   -----------   -----------------
                                                     INTERESTED TRUSTEES*

Richard Goldman (49)     Trustee and President   RYDEX ADVISORS, LLC: Director and Chief           188       Security Equity
                         from 2009 to present    Executive Officer from January 2009 to                      Fund (10);
                                                 present                                                     Security Large
                                                                                                             Cap Value Fund
                                                 RYDEX ADVISORS II, LLC: Director and Chief                  (2); Security Mid
                                                 Executive Officer from January 2009 to                      Cap Growth Fund
                                                 present                                                     (1); Security
                                                                                                             Income Fund (2);
                                                 RYDEX DISTRIBUTORS, INC.: President, Chief                  SBL Fund (15)
                                                 Executive Officer and Director from January
                                                 2009 to present

                                                 RYDEX FUND SERVICES, INC.: Director from
                                                 July 2009 to present

                                                 RYDEX HOLDINGS, LLC: President and Chief
                                                 Executive Officer from January 2009 to
                                                 present

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
                         POSITION(S) HELD WITH                                                   COMPLEX
     NAME, ADDRESS         THE TRUST, TERM OF                                                    OVERSEEN          OTHER
      AND AGE OF          OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)            BY TRUSTEE/     DIRECTORSHIPS
    TRUSTEE/OFFICER           TIME SERVED                     DURING PAST 5 YEARS               OFFICER**     HELD BY TRUSTEE
----------------------   ---------------------   -------------------------------------------   -----------   -----------------
                                                 SECURITY BENEFIT CORPORATION: Senior Vice
                                                 President from March 2007 to present

                                                 FIRST SECURITY BENEFIT LIFE AND ANNUITY
                                                 INSURANCE COMPANY OF NEW YORK: Director
                                                 from September 2007 to present

                                                 SECURITY INVESTORS, LLC: President from
                                                 August 2007 to present

                                                 SECURITY GLOBAL INVESTORS, LLC: Manager
                                                 and President from May 2007 to present

                                                 SECURITY DISTRIBUTORS, INC.: Director from
                                                 August 2007 to 2009

                                                 R.M. GOLDMAN PARTNER, LLC: Managing Member
                                                 from February 2006 to February 2007

                                                 FORSTMANNLEFF ASSOCIATES: President and
                                                 Chief Executive Officer from August 2003 to
                                                 November 2005

                                                        INDEPENDENT TRUSTEES

Corey A. Colehour (64)   Trustee from 1993 to    Retired; President and Senior Vice                 188      None
                         present; and Member     President of Schield Management Company
                         of the Audit and        (registered investment adviser) from 2003
                         Governance and          to 2006
                         Nominating Committees
                         from 1995 to present.

J. Kenneth Dalton (69)   Trustee from 1995 to    Retired                                            188      Trustee of
                         present; Member of                                                                  Epiphany Funds
                         the Governance and                                                                  (4) since 2009
                         Nominating Committee
                         from 1995 to present;
                         and Chairman of the
                         Audit Committee from
                         1997 to present.

John O. Demaret (70)     Trustee from 1997 to    Retired                                            188      None
                         present;
                         Chairman of the Board
                         from 2006 to present;
                         and Member of the
                         Audit and Governance
                         and Nominating
                         Committees from 1997
                         to present.

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
                         POSITION(S) HELD WITH                                                   COMPLEX
     NAME, ADDRESS         THE TRUST, TERM OF                                                    OVERSEEN          OTHER
      AND AGE OF          OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)            BY TRUSTEE/     DIRECTORSHIPS
    TRUSTEE/OFFICER           TIME SERVED                     DURING PAST 5 YEARS               OFFICER**     HELD BY TRUSTEE
----------------------   ---------------------   -------------------------------------------   -----------   -----------------
Werner E. Keller (69)    Trustee and Member of   Founder and President of Keller Partners,         188       None
                         the Audit and           LLC (registered investment adviser) from
                         Governance and          2005 to present; and Retired from 2001 to
                         Nominating Committees   2005
                         from 2005 to present.

Thomas F. Lydon (50)     Trustee and Member of   President of Global Trends Investments            188       Board of
                         the Audit and           (registered investment adviser) from 1996                   Directors of US
                         Governance and          to present                                                  Global Investors
                         Nominating Committees                                                               (GROW) since
                         from 2005 to present.                                                               April 1995

Patrick T. McCarville    Trustee from 1997 to     Chief Executive Officer of Par Industries,       188       None
(67)                     present; Chairman of     Inc., d/b/a Par Leasing from 1977 to present
                         the Governance and
                         Nominating Committee
                         from 1997 to present;
                         and Member of the
                         Audit Committee from
                         1997 to present.

Roger Somers (65)        Trustee from 1993 to    Founder and Chief Executive Officer of            188       None
                         present; and Member     Arrow Limousine from 1965 to present
                         of the Audit and
                         Governance and
                         Nominating Committees
                         from 1995 to present.

                                                           OFFICERS

Richard M. Goldman (49)  President from 2009     For Mr. Goldman's principal occupations for       188       For other
                         to present              the past 5 years, see the information                       directorships
                                                 included above under "Trustees"                             held by Mr.
                                                                                                             Goldman, see the
                                                                                                             information
                                                                                                             included above
                                                                                                             under "Trustees"

Michael P. Byrum (39)    Vice President from     RYDEX ADVISORS, LLC: Director from January         188       Not Applicable
                         1999 to present;        2008 to present; Chief Investment Officer
                         Trustee from 2005 to    from August 2006 to present; President from
                         2009                    May 2004 to present; and Secretary from
                                                 December 2002 to present

                                                 RYDEX ADVISORS II, LLC: Director from
                                                 February 2008 to present; Chief Investment
                                                 Officer from August 2006 to present;
                                                 President from May 2004 to present; and
                                                 Secretary from December 2002 to present

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
                         POSITION(S) HELD WITH                                                   COMPLEX
     NAME, ADDRESS         THE TRUST, TERM OF                                                    OVERSEEN          OTHER
      AND AGE OF          OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)            BY TRUSTEE/     DIRECTORSHIPS
    TRUSTEE/OFFICER           TIME SERVED                     DURING PAST 5 YEARS               OFFICER**     HELD BY TRUSTEE
----------------------   ---------------------   -------------------------------------------   -----------   -----------------
                                                 RYDEX CAPITAL PARTNERS I, LLC: President
                                                 and Secretary from October 2003 to April
                                                 2007 (this entity no longer exists)

                                                 RYDEX CAPITAL PARTNERS II, LLC: President
                                                 and Secretary from October 2003 to April
                                                 2007 (this entity no longer exists)

                                                 RYDEX FUND SERVICES, INC.: Director from
                                                 July 2009 to present; Secretary from
                                                 December 2002 to present; and Executive
                                                 Vice President from December 2002 to August
                                                 2006

                                                 RYDEX HOLDINGS, INC.: Secretary from
                                                 December 2005 to January 2008; and
                                                 Executive Vice President from December 2005
                                                 to August 2006 (entity merged into Rydex
                                                 Holdings, LLC)

                                                 ADVISOR RESEARCH CENTER, INC.: Secretary
                                                 from May 2006 to present; and Executive
                                                 Vice President from May 2006 to August 2006

                                                 RYDEX SPECIALIZED PRODUCTS, LLC:
                                                 Manager from September 2005 to present; and
                                                 Secretary from September 2005 to June 2008

                                                 RYDEX HOLDINGS, LLC: Chief Investment
                                                 Officer from January 2008 to present

                                                 RYDEX DISTRIBUTORS, INC.: Vice President
                                                 from October 2009 to present

Nick Bonos (46)          Vice President and      RYDEX ADVISORS, LLC: Senior Vice President        188       Not Applicable
                         Treasurer from 2003     of Fund Services of Rydex Advisors, LLC
                         to present.             from August 2006 to present

                                                 RYDEX FUND SERVICES, INC.: Chief Executive
                                                 Officer and President from January 2009 to
                                                 present; Director from February 2009 to
                                                 July 2009; and Senior Vice President from
                                                 December 2003 to August 2006

                                                 RYDEX SPECIALIZED PRODUCTS, LLC: Manager
                                                 from September 2005 to present; Chief
                                                 Executive Officer from May 2009 to present;
                                                 and Chief Financial Officer from September
                                                 2005 to May 2009

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
                         POSITION(S) HELD WITH                                                   COMPLEX
     NAME, ADDRESS         THE TRUST, TERM OF                                                    OVERSEEN          OTHER
      AND AGE OF          OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)            BY TRUSTEE/     DIRECTORSHIPS
    TRUSTEE/OFFICER           TIME SERVED                     DURING PAST 5 YEARS               OFFICER**     HELD BY TRUSTEE
----------------------   ---------------------   -------------------------------------------   -----------   -----------------
Joanna M. Haigney (43)   Chief Compliance        RYDEX ADVISORS, LLC: Chief Compliance             188       Not Applicable
                         Officer from 2004 to    Officer from May 2005 to present; and Vice
                         present; and Secretary  President of Compliance from August 2006 to
                         from 2000 to present.   present

                                                 RYDEX ADVISORS II, LLC: Chief Compliance
                                                 Officer from May 2005 to present

                                                 RYDEX CAPITAL PARTNERS I, LLC: Chief
                                                 Compliance Officer from August 2006 to
                                                 April 2007 (no longer exists)

                                                 RYDEX CAPITAL PARTNERS II, LLC: Chief
                                                 Compliance Officer from August 2006 to
                                                 April 2007 (no longer exists)

                                                 RYDEX DISTRIBUTORS, INC.: Director from
                                                 January 2009 to present

                                                 RYDEX FUND SERVICES, INC.: Vice President
                                                 from December 2001 to August 2006

Joseph Arruda (43)       Assistant Treasurer     RYDEX ADVISORS, LLC: Vice President from          188       Not Applicable
                         from 2006 to present.   2004 to present

                                                 RYDEX SPECIALIZED PRODUCTS, LLC: Manager
                                                 and Chief Financial Officer from 2009 to
                                                 present

Keith Fletcher (52)      Vice President from     RYDEX ADVISORS, LLC: Vice President from          188       Not Applicable
                         2009 to present         May 2009 to present

                                                 RYDEX ADVISORS II, LLC: Vice President
                                                 from March 2009 to present

                                                 RYDEX ADVISORY SERVICES, LLC: Vice
                                                 President from March 2009 to present

                                                 RYDEX SPECIALIZED PRODUCTS, LLC: Vice
                                                 President from March 2009 to present

                                                 RYDEX DISTRIBUTORS, INC.: Director and
                                                 Vice President from 2009 to present

                                                 RYDEX FUND SERVICES, INC.: Vice President
                                                 from March 2009 to present

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
                         POSITION(S) HELD WITH                                                   COMPLEX
     NAME, ADDRESS         THE TRUST, TERM OF                                                    OVERSEEN          OTHER
      AND AGE OF          OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)            BY TRUSTEE/     DIRECTORSHIPS
    TRUSTEE/OFFICER           TIME SERVED                     DURING PAST 5 YEARS               OFFICER**     HELD BY TRUSTEE
----------------------   ---------------------   -------------------------------------------   -----------   -----------------
                                                 SECURITY GLOBAL INVESTORS, LLC: Vice
                                                 President from March 2009 to present

                                                 LYSTER WATSON AND COMPANY (investment
                                                 adviser): Managing Director from 2007 to
                                                 2008

                                                 FLETCHER FINANCIAL GROUP, INC.: Chief
                                                 Executive Officer from 2004 to 2007

Amy Lee (48)             Vice President and      RYDEX DISTRIBUTORS, INC.: Secretary from          188       Not Applicable
                         Assistant Secretary     September 2008 to present; and Chief
                         from 2009 to present    Compliance Officer from September 2008 to
                                                 June 2009

                                                 SECURITY BENEFIT CORPORATION: Vice
                                                 President, Associate General Counsel and
                                                 Assistant Secretary

                                                 SECURITY BENEFIT LIFE INSURANCE COMPANY:
                                                 Vice President, Associate General Counsel
                                                 and Assistant Secretary from June 2004 to
                                                 present

                                                 FIRST SECURITY BENEFIT LIFE AND ANNUITY
                                                 COMPANY OF NEW YORK: Associate General
                                                 Counsel from June 2004 to present

                                                 SECURITY DISTRIBUTORS, INC.: Secretary and
                                                 Chief Compliance Officer from December 2004
                                                 to present

                                                 SECURITY FINANCIAL RESOURCES, INC.:
                                                 Secretary from April 2004 to present

                                                 SECURITY INVESTORS, LLC: Secretary

                                                 SECURITY GLOBAL INVESTORS, LLC: Secretary
                                                 from May 2007 to present

                                                 BRECEK & YOUNG ADVISORS: Director from
                                                 August 2005 to October 2008 (entity was
                                                 sold)

                                                 SECURITY BENEFIT GROUP, INC.: Vice
                                                 President, Assistant General Counsel, and
                                                 Assistant Secretary from 2004 to January
                                                 2005 (entity merged into Security Benefit
                                                 Corporation)

* Mr. Goldman is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Funds' Advisor.

** The "Fund Complex" consists of the Trust, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

     AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust's service providers that are material to the Trust as a whole, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times during the most recently completed fiscal year.

     GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that operates under a written charter approved by the Board. The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trust, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trust; (iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees, the Independent Chairman of the Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board;
     (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees; (vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees;
     (vii)
overseeing the process regarding the Board's periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust. Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Governance Committee. For the most recently completed Trust fiscal year, the Governance Committee met three (3) times.

NOMINATING COMMITTEE. The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board. The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trust including, shareholder recommendations for nominations to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members. Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Nominating Committee. For the most recently completed Trust fiscal year, the Nominating Committee met three (3) times.

INDIVIDUAL TRUSTEE QUALIFICATIONS. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Funds provided to them by management; to identify and request other information they may deem relevant to the performance of their duties; to question management and other service providers regarding material factors bearing on the management and administration of the Funds; and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Richard M. Goldman should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2009 and his experience working in the financial services and mutual fund industries. Mr. Goldman has gained valuable knowledge and experience from holding multiple roles with Security Global Investors, LLC and Security Benefit Corporation. Mr. Goldman also serves as a director for First Security Benefit Life and Annuity Insurance Company of New York and previously served as a director of Security Distributors, Inc. Prior to working for Security Benefit, Mr. Goldman was the President and CEO of ForstmannLeff Associates, an investment management firm. From his experience as CEO of the Advisor, as a Trustee, and from his prior work experience, Mr. Goldman has extensive knowledge of the financial services industry and mutual fund business.

The Trust has concluded that Corey A. Colehour should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 1993 and his prior experience working in the financial services industry. Mr. Colehour also has served as a member of the Audit, Nominating and Governance Committees since 1995. In addition to his experience as a Trustee for the Rydex Funds and his extensive institutional knowledge of the Rydex Funds complex, Mr. Colehour acquired valuable knowledge about the operations of a registered investment adviser in his role as President and Senior Vice-President of Schield Management Company, an SEC registered investment adviser. Mr. Colehour's significant tenure as a Rydex Trustee and his extensive knowledge of the financial services industry qualify Mr. Colehour to serve as Trustee of the Rydex Funds.

The Trust has concluded that J. Kenneth Dalton should serve as Trustee because of his role as a Trustee of the Trust since 1995 and his extensive knowledge of the banking and financial services industry. Mr. Dalton also has served as a member and Chairman of the Audit Committee since 1997 and a member of the Nominating and Governance Committees since 1995. The expertise Mr. Dalton developed during his more than thirty years in the mortgage and banking industries, including positions as President of CRAM Mortgage Group, Inc. and as the founder of the Dalton Group, a mortgage banking consulting firm, serves as a valuable resource for the Board when evaluating certain of the Funds' investments and the conditions of the banking and mortgage industries in general, and complements the other Trustees' areas of expertise. Mr. Dalton's service as a trustee for another mutual fund company also provides invaluable experience and perspective to the Board and has contributed to Mr. Dalton's knowledge of the mutual fund business.

The Trust has concluded that John O. Demaret should serve as Trustee and Chairman of the Board because of the experience he has gained as a Trustee of the Trust since 1997 and his experience as Chairman of the Board since 2006. Mr. Demaret also has served as a member of the Audit, Governance and Nominating Committees since 1997. As Chairman of the Board, Mr. Demaret has experience working with all of the Trustees, Officers and management to effectively lead and communicate with the Board. In addition to his experience as a Trustee for the Rydex Funds, Mr. Demaret also was Founder and CEO of Health Costs Controls America and served as General Counsel of the Chicago Transit Authority, and as a senior partner in a private legal practice. Based on his prior work experience and his experience serving as a Trustee and Chairman of the Board, Mr. Demaret has extensive knowledge of the mutual fund business and financial services industry.

The Trust has concluded that Werner E. Keller, CFA should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior experience working in the financial services industry. Mr. Keller also has served as a member of the Audit, Governance and Nominating Committees since 2005. Mr. Keller serves as the Financial Expert of the Audit Committee. In addition to his experience as a Trustee for the Rydex Funds, Mr. Keller acquired understanding about the operations of a registered investment adviser during his tenure as Founder and President of Centurion Capital Management, an SEC-registered investor adviser. He also held the position of Director of Research for three NYSE member firms and taught courses in portfolio management and investment analysis at UCLA Extension. In addition, he has published several academic articles on quantitative investment topics. Mr. Keller's service as a Trustee for five years, specialized prior work experience, and knowledge of the financial services industry and mutual fund business qualify Mr. Keller to serve as a Trustee of the Rydex Funds.

The Trust has concluded that Thomas F. Lydon should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior work experience in the financial services industry. Mr. Lydon also has served as a member of the Audit, Governance and Nominating Committees since 2005. In addition to his experience as a Trustee for the Rydex Funds, Mr. Lydon is currently President of Global Trends Investments, an SEC registered investment adviser, where he has served since 1996. Mr. Lydon has also served on the board of U.S. Global Investors, Inc. (GROW), the investment adviser and transfer agent to thirteen open-end investment companies, since April 1995, and is the editor of ETF TRENDS, a website specializing in daily news and commentary about the ETF industry. He has also authored two books about ETFs. Based on his experience as a Trustee for five years, his experience serving on another board, and his related work experience, Mr. Lydon has extensive knowledge of the mutual fund business and the financial services industry.

The Trust has concluded that Patrick T. McCarville should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1997. Mr. McCarville also has served as a member of the Audit Committee since 1997 and as the Chairman of the Governance and Nominating Committees since 1997. Mr. McCarville contributes a wealth of business and management experience to the Board having founded Par Industries, Inc., a well-established equipment leasing business, and serving as its Chief Executive Officer for more than thirty years. Mr. McCarville continues to be active in the manufacturing industry and serves as a Director of Tomco Equipment Co., a manufacturer of cylinders for CO2 distribution. Based on his extensive business experience and experience serving as a Trustee, Mr. McCarville has extensive knowledge of the financial services industry.

The Trust has concluded that Roger Somers should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1993. Mr. Somers also has served as a member of the Audit Committee since 2003 and member of the Governance and Nominating Committees since 1995. Mr. Somers has extensive business experience as the founder and president of a transportation company. Due to his business experience and experience serving as a Rydex Trustee, Mr. Somers is very knowledgeable about the financial services industry.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

                                                                                            AGGREGATE DOLLAR
                                                                                            RANGE OF EQUITY
                                                                 DOLLAR RANGE OF EQUITY    SECURITIES IN ALL
                                                                    SECURITIES IN THE     RYDEX FUNDS OVERSEEN
         NAME                           FUND NAME                       FUND (1)           BY TRUSTEES (1, 2)
---------------------   --------------------------------------   ----------------------   --------------------
                                             INTERESTED TRUSTEES

Richard Goldman                          None                             None                    None

                                             INDEPENDENT TRUSTEES

Corey A. Colehour            U.S. Long Short Momentum Fund            $1 - $10,000         $50,001 - $100,000
                         International Long Short Select Fund         $1 - $10,000
                           All-Asset Moderate Strategy Fund           $10,001 - $50,000
                                       Nova Fund                      $1 - $10,000

J. Kenneth Dalton                  Money Market Fund                $10,001 - $50,000      $10,001 - $50,000

John O. Demaret                 Financial Services Fund             $10,001 - $50,000        Over $100,000
                                    Utilities Fund                  $10,001 - $50,000
                                      Energy Fund                   $10,001 - $50,000
                                 Energy Services Fund               $10,001 - $50,000

Thomas F. Lydon                          None                             None                    None

Werner E. Keller                   Money Market Fund                   Over $100,000          Over $100,000

Patrick T. McCarville              NASDAQ-100(R) Fund                   $1 - $10,000       $50,001 - $100,000
                             U.S. Long Short Momentum Fund          $10,001 - $50,000
                                       Nova Fund                      $1 - $10,000
Roger J. Somers            Russell 2000(R) 1.5x Strategy Fund      $50,001 - $100,000         Over $100,000
                              Mid-Cap 1.5x Strategy Fund              Over $100,000
                                       Nova Fund                   $50,001 - $100,000
                                      Energy Fund                  $50,001 - $100,000
                                Financial Services Fund            $50,001 - $100,000
                                 Energy Services Fund                 Over $100,000

                                                                                            AGGREGATE DOLLAR
                                                                                            RANGE OF EQUITY
                                                                 DOLLAR RANGE OF EQUITY    SECURITIES IN ALL
                                                                    SECURITIES IN THE     RYDEX FUNDS OVERSEEN
         NAME                           FUND NAME                       FUND (1)           BY TRUSTEES (1, 2)
---------------------   --------------------------------------   ----------------------   --------------------
                            S&P MidCap 400 Pure Growth Fund         $10,001 - $50,000
                             U.S. Long Short Momentum Fund          $10,001 - $50,000
                         International Long Short Select Fund       $10,001 - $50,000

(1)  Information provided is as of December 31, 2009.

(2) Includes Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust.

BOARD COMPENSATION. -- The following table sets forth compensation paid by the Trust for the fiscal year ended March 31, 2010:

                                                  PENSION OR
                             AGGREGATE       RETIREMENT BENEFITS      ESTIMATED            TOTAL
                         COMPENSATION FROM   ACCRUED AS PART OF    ANNUAL BENEFITS   COMPENSATION FROM
NAME OF TRUSTEE                TRUST          TRUST'S EXPENSES     UPON RETIREMENT     FUND COMPLEX *
---------------          -----------------   -------------------   ---------------   -----------------
INTERESTED TRUSTEES
Richard Goldman**            $      0                  $0                  $0             $      0
Michael P. Byrum***          $      0                  $0                  $0             $      0
Carl G. Verboncoeur***       $      0                  $0                  $0             $      0

INDEPENDENT TRUSTEES
Corey A. Colehour            $ 93,000                  $0                  $0             $153,500
J. Kenneth Dalton            $ 99,700                  $0                  $0             $164,000
John O. Demaret              $112,800                  $0                  $0             $186,000
Werner E. Keller             $ 93,000                  $0                  $0             $153,500
Thomas F. Lydon              $ 85,500                  $0                  $0             $140,500
Patrick T. McCarville        $ 96,450                  $0                  $0             $158,750
Roger J. Somers              $ 93,000                  $0                  $0             $153,500

* Represents total compensation for service as Trustee of the Trust, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust.

** Appointed to the Board of Trustees on November 18, 2009. Mr. Goldman is an Interested Trustee, as that term is defined in the 1940 Act by virtue of his affiliation with the Funds' Advisor. He does not receive compensation from the Funds.

*** Resigned as Trustees of the Trust on November 18, 2009. Prior to their resignation, Messrs. Verboncoeur and Byrum were Interested Trustees, as that term is defined in the 1940 Act by virtue of their affiliation with the Funds' Advisor. As officers of the Advisor, they did not receive compensation from the Trust.

CODES OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer, Distributor and SGI are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. The Code of Ethics is on file with the SEC and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor, in turn, has delegated responsibility for decisions regarding proxy voting for securities held by the International Long Short Select Fund, Global 130/30 Strategy and Equity Market Neutral Funds to SGI subject to the Advisor's oversight.

The Advisor and SGI will vote such proxies in accordance with their respective proxy policies and procedures, which are included as Appendix B and Appendix C to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available, without charge, upon request, by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.

THE ADVISOR AND THE ADVISORY AGREEMENTS

Rydex Advisors, LLC (formerly, PADCO Advisors, Inc.), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to an advisory contract with the Trust. The Advisor is a Kansas limited liability company. The Advisor, together with Rydex Advisors II, LLC, a registered investment adviser under common control, does business under the name Rydex Investments.

Rydex Holdings, LLC, the Advisor's parent company, is a subsidiary of Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit"). Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.

Pursuant to investment advisory agreements with the Advisor, dated January 18, 2008 (each an "Advisory Agreement" and together, the "Advisory Agreements"), the Advisor serves as the investment adviser for the Trust and provides investment advice to the Funds, in accordance with the investment objectives, policies and limitations of the Funds, and oversees the day-to-day operations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust. Pursuant to the Advisory Agreements, the Funds pay the Advisor at an annual rate based on the average daily net assets for each respective Fund, as set forth below.

For the fiscal years ended March 31, 2008, 2009 and 2010, the Funds paid the following advisory fees to the Advisor:

                                     FUND                     ADVISORY FEES    ADVISORY FEES PAID   ADVISORY FEES PAID
                                  INCEPTION                  PAID FOR FISCAL     FOR FISCAL YEAR      FOR FISCAL YEAR
FUND NAME                            DATE     ADVISORY FEE   YEAR ENDED 2008       ENDED 2009           ENDED 2010
---------                        ----------   ------------   ---------------   ------------------   ------------------
Inverse Mid-Cap Strategy
   Fund                           2/20/2004      0.90%         $  152,001         $  105,433           $   47,513

                                     FUND                     ADVISORY FEES    ADVISORY FEES PAID   ADVISORY FEES PAID
                                  INCEPTION                  PAID FOR FISCAL     FOR FISCAL YEAR      FOR FISCAL YEAR
FUND NAME                            DATE     ADVISORY FEE   YEAR ENDED 2008       ENDED 2009           ENDED 2010
---------                        ----------   ------------   ---------------   ------------------   ------------------
Inverse NASDAQ-100(R) Strategy
   Fund                            9/3/1998      0.90%         $  869,107         $  516,935           $  276,259
Inverse Russell 2000(R)
   Strategy Fund                  2/20/2004      0.90%         $  582,366         $  389,342           $  240,602
Inverse S&P 500 Strategy
   Fund                            1/7/1994      0.90%         $2,815,114         $2,531,099           $2,076,938
Mid-Cap 1.5x Strategy Fund        8/16/2001      0.90%         $  450,467         $  195,882           $  167,601
Global 130/30 Strategy
   Fund****                       9/23/2002      0.90%         $  252,988         $   67,805           $  159,123
Nova Fund                         7/12/1993      0.75%         $1,428,195         $  719,954           $  525,022
NASDAQ-100(R) Fund                2/14/1994      0.75%         $5,468,564         $4,082,452           $4,028,276
Russell 2000(R) Fund              5/31/2006      0.75%         $   57,537         $  128,075           $  103,247
Russell 2000(R) 1.5x Strategy
   Fund                           11/1/2000      0.90%         $  493,385         $  223,092           $  185,972
S&P 500 Fund                      5/31/2006      0.75%         $  216,099         $  884,588           $1,173,368
U.S. Long Short Momentum
   Fund                           3/22/2002      0.90%         $3,307,989         $2,786,051           $1,739,951
S&P 500 Pure Growth Fund          2/20/2004      0.75%         $  456,314         $  154,390           $  187,243
S&P 500 Pure Value Fund           2/20/2004      0.75%         $  606,138         $  162,604           $  375,484
S&P MidCap 400 Pure Growth
   Fund                           2/20/2004      0.75%         $  223,225         $  238,346           $  374,678
S&P MidCap 400 Pure Value
   Fund                           2/20/2004      0.75%         $  230,042         $   57,855           $  493,017
S&P SmallCap 600 Pure Growth
   Fund                           2/20/2004      0.75%         $  145,417         $   70,579           $  136,228
S&P SmallCap 600 Pure Value
   Fund                           2/20/2004      0.75%         $  110,383         $  102,427           $  835,763
Banking Fund                       4/1/1998      0.85%         $  103,451         $  152,561           $  141,012
Basic Materials Fund               4/1/1998      0.85%         $1,267,426         $  836,050           $  741,332
Biotechnology Fund                 4/1/1998      0.85%         $  659,989         $  811,452           $  902,193
Consumer Products Fund             7/6/1998      0.85%         $  349,957         $  291,418           $  938,991
Electronics Fund                   4/1/1998      0.85%         $  189,758         $  117,178           $  461,674
Energy Fund                       4/21/1998      0.85%         $1,019,359         $  845,391           $  527,895
Energy Services Fund               4/1/1998      0.85%         $1,582,136         $1,090,979           $  828,135
Financial Services Fund            4/2/1998      0.85%         $  216,080         $   98,718           $  218,968
Health Care Fund                  4/17/1998      0.85%         $  479,046         $  391,222           $  779,768
Internet Fund                      4/6/2000      0.85%         $  146,322         $   82,817           $  377,030
Leisure Fund                       4/1/1998      0.85%         $   73,952         $   28,960           $   46,004
Precious Metals Fund              12/1/1993      0.75%         $1,401,181         $1,244,276           $1,772,924
Retailing Fund                     4/1/1998      0.85%         $   67,733         $   67,185           $  269,361
Technology Fund                   4/14/1998      0.85%         $  263,489         $  141,470           $  399,138
Telecommunications Fund            4/1/1998      0.85%         $  301,598         $   85,239           $  115,536
Transportation Fund                4/2/1998      0.85%         $  123,987         $  196,438           $  148,740
Utilities Fund                     4/3/2000      0.85%         $  418,939         $  271,807           $  252,097

                                     FUND                     ADVISORY FEES    ADVISORY FEES PAID   ADVISORY FEES PAID
                                  INCEPTION                  PAID FOR FISCAL     FOR FISCAL YEAR      FOR FISCAL YEAR
FUND NAME                            DATE     ADVISORY FEE   YEAR ENDED 2008       ENDED 2009           ENDED 2010
---------                        ----------   ------------   ---------------   ------------------   ------------------
Europe 1.25x Strategy Fund         5/8/2000      0.90%         $  804,433         $  155,457           $  144,207
Japan 2x Strategy Fund            2/22/2008      0.75%         $    3,548         $   38,396           $   47,420
International Long Short
   Select Fund                    8/31/2007      0.90%         $  142,655         $  206,511           $  210,511
Government Long Bond 1.2x
   Strategy Fund                   1/3/1994      0.50%         $  370,353         $  362,124           $  887,204
Inverse Government Long Bond
   Strategy Fund                   3/3/1995      0.90%         $4,489,589         $4,242,582           $5,216,389
High Yield Strategy Fund          4/16/2007      0.75%         $  171,203         $  516,174           $  249,559
Inverse High Yield Strategy
   Fund                           4/16/2007      0.75%         $  114,386         $  123,742           $  112,382
Alternative Strategies
   Allocation Fund                 3/7/2008      0.00%**       $        0**       $        0**         $        0**
Strengthening Dollar 2x
   Strategy Fund                  5/25/2005      0.90%         $  277,097         $  972,207           $  420,513
Weakening Dollar 2x Strategy
   Fund                           5/25/2005      0.90%         $1,361,166         $  812,462           $  905,133
Real Estate Fund                  2/20/2004      0.85%         $  156,793         $  182,400           $  201,456
All-Asset Conservative
   Strategy Fund                  6/30/2006      0.00%**       $        0**       $        0**         $        0**
All-Asset Moderate Strategy
   Fund                           6/30/2006      0.00%**       $        0**       $        0**         $        0**
All-Asset Aggressive
   Strategy Fund                  6/30/2006      0.00%**       $        0**       $        0**         $        0**
Money Market Fund                 12/1/1993      0.50%         $6,156,108         $7,213,212           $  563,148
Equity Market Neutral Fund        3/30/2009      1.20%                  *         $      488***        $  222,346

*    Not in operation for the period indicated.

** The Advisor receives an investment advisory fee for managing the underlying funds. The underlying funds pay a monthly investment advisory fee to the Advisor for its services. The fee is based on the average daily net assets of each underlying fund and calculated at an annual rate for each underlying fund. For more information regarding the underlying funds' investment advisory fees and expense limitations, please see the underlying funds' prospectuses and applicable sections of this SAI. The Funds benefit from the investment advisory services provided to the underlying funds and, as shareholders of those underlying funds, indirectly bear a proportionate share of those underlying funds' advisory fees.

***  From commencement of operations on March 30, 2009.

**** Prior to April 1, 2009, the Fund paid the Advisor a management fee that was comprised of two components: The first component was an annual basic fee (the "basic fee") equal to 0.70% of the Fund's average daily net assets, and the second component was a performance fee adjustment.

The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust. For the International Long Short Select Fund, Global 130/30 Strategy Fund and Equity Market Neutral Fund, the Advisor monitors the performance, security holdings and investment management strategies of SGI and, when appropriate, evaluates any potential new assets managers for the Trust. The Advisor also ensures compliance with the International Long Short Select, Global 130/30 Strategy and Equity Market Neutral Funds' investment policies and guidelines. The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.

After their initial two-year term, the continuance of the Advisory Agreements must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each of the Advisory Agreements will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. Each of the Advisory Agreements provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE SUB-ADVISOR AND THE SUB-ADVISORY AGREEMENTS

SECURITY GLOBAL INVESTORS LLC. Pursuant to investment sub-advisory agreements dated March 6, 2009 and June 3, 2010 between the Advisor and SGI (the "SGI Sub-Advisory Agreements"), SGI serves as investment sub-adviser to the International Long Short Select Fund, Global 130/30 Strategy Fund and Equity Market Neutral Fund and is responsible for the day-to-day management of each Fund's portfolio. SGI, located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164, is an investment management firm registered with the SEC under the Investment Advisers Act of 1940. SGI manages the day-to-day investment and the reinvestment of the assets of the International Long Short Select Fund, Global 13/30 Strategy Fund and Equity Market Neutral Fund, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Advisor and the Board and the officers of the Trust. SGI is a wholly-owned subsidiary of Security Benefit Corporation and Security Benefit Life Company (together "Security Benefit"). Security Benefit is an affiliate of the Advisor. Rydex Investments, the Advisor's parent company, together with several other Rydex entities, are wholly-owned by Security Benefit and, therefore, SGI is an affiliate of the Advisor. Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.

For its services as investment sub-adviser, SGI is entitled to receive a fee from the Advisor, which is calculated daily and paid monthly, at an annual rate of 0.90%, 0.80% and 0.65% of the International Long Short Select Fund's, Global 130/30 Strategy Fund's, and Equity Market Neutral Fund's average daily net assets, respectively. In addition to providing sub-advisory services, SGI and its affiliates may provide shareholder and sales support services on behalf of the International Long Short Select, Global 130/30 Strategy and Equity Market Neutral Funds.

For the fiscal years ended March 31, 2008, 2009 and 2010, the Advisor paid the following advisory fees to SGI:

                                FUND                     ADVISORY FEES    ADVISORY FEES PAID   ADVISORY FEES PAID
                             INCEPTION   SUB-ADVISORY   PAID FOR FISCAL     FOR FISCAL YEAR      FOR FISCAL YEAR
FUND NAME                       DATE          FEE       YEAR ENDED 2008       ENDED 2009           ENDED 2010
---------                    ---------   ------------   ---------------   ------------------   --------------------
International Long Short
   Select Fund               8/31/2007       0.90%              *                   *                       *
Global 130/30 Strategy
   Fund                      9/23/2002       0.80%             **                   **              $ 93,695
Equity Market Neutral Fund   3/30/2009       0.65%             **                 $0***             $156,456

* Prior to June 8, 2010, SGI did not provide sub-advisory services to the Fund.

** Prior to April 1, 2009, SGI did not provide sub-advisory services to the Fund.

***  From commencement of operations on March 30, 2009.

Prior to June 8, 2010, the International Long Short Select Fund was sub-advised by Valu-Trac Investment Management Limited ("Valu-Trac") pursuant to the terms of a sub-advisory agreement dated January 18, 2008, between the Advisor and Valu-Trac (the "Valu-Trac Sub-Advisory Agreement"). Under the Valu-Trac Sub-Advisory Agreement, Valu-Trac was entitled to fees calculated daily and paid monthly at the annual rate of 0.35% of the International Long Short Select Fund's average daily net assets. These fees were paid by the Advisor; Valu-Trac received no sub-advisory fees directly from the Fund. For the fiscal years ended March 31, 2008, 2009 and 2010, the Advisor paid Valu-Trac sub-advisory fees of $105,903, $84,061 and $130,760, respectively.

After its initial two-year term, the continuance of the SGI Sub-Advisory Agreements must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the International Long Short Select Fund, Global 130/30 Strategy Fund and Equity Market Neutral Fund and (ii) by the vote of a majority of the Board members who are not parties to the SGI Sub-Advisory Agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The SGI Sub-Advisory Agreements will terminate automatically in the event of their assignment, and are terminable at any time without penalty by the Board or, with respect to the International Long Short Select Fund, Global 130/30 Strategy Fund and Equity Market Neutral Fund, by a majority of the outstanding shares of the International Long Short Select Fund, Global 130/30 Strategy Fund and Equity Market Neutral Fund, respectively. The Advisor may terminate the SGI Sub-Advisory Agreements (i) upon sixty (60) days' written notice to SGI (ii) upon breach by SGI of any representation or warranty contained in Section 6 of the SGI Sub-Advisory Agreements, which shall not have been cured within twenty
(20) days of SGI's receipt of written notice of such breach (iii) immediately upon written notice to SGI if SGI becomes unable to discharge its duties and obligations under the SGI Sub-Advisory Agreements. SGI may terminate the SGI Sub-Advisory Agreements upon 120 days written notice to the Advisor and the International Long Short Select Fund, Global 130/30 Strategy Fund and Equity Market Neutral Fund, as applicable.

PORTFOLIO MANAGERS

This section includes information about each Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. Including the Funds, the portfolio managers for each Fund (except the International Long Short Select Fund, Global 130/30 Strategy Fund, and Equity Market Neutral Fund) are responsible for the day-to-day management of certain other accounts, as follows:

                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                        COMPANIES(1, 2)                VEHICLES(1)             OTHER ACCOUNTS(1)
                   -------------------------   ------------------------   ------------------------
                   NUMBER OF                   NUMBER OF                  NUMBER OF
NAME                ACCOUNTS   TOTAL ASSETS    ACCOUNTS    TOTAL ASSETS   ACCOUNTS    TOTAL ASSETS
----               ---------   -------------   ---------   ------------   ---------   ------------
Michael P. Byrum      151      $15.2 Million       1       $121 Million       1        Less than 5 Million
Michael Dellapa       151      $15.2 Million       1       $121 Million       9        Less than 5 Million
Ryan Harder           151      $15.2 Million       1       $121 Million       6        Less than 5 Million

(1)  Information provided is as of March 31, 2010.

(2) On March 31, 2010, the portfolio managers managed one registered investment company, the Rydex Variable Trust Multi-Cap Core Equity Fund, that was subject to a performance based advisory fee. The Fund had $4.2 million in assets under management as of March 31, 2010. On April 23, 2010, the Rydex Variable Trust Multi-Cap Core Equity Fund liquidated its assets and ceased operations. Therefore, as of the date of this SAI, none of the portfolio managers manage any accounts subject to a performance based advisory fee.

The International Long Short Select Fund's, Global 130/30 Strategy Fund's and Equity Market Neutral Fund's portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                        COMPANIES(2)                   VEHICLES(2)                      OTHER ACCOUNTS(2)
                   -------------------------   ------------------------   -------------------------------------
                   NUMBER OF                   NUMBER OF                  NUMBER OF
NAME(1)             ACCOUNTS   TOTAL ASSETS    ACCOUNTS    TOTAL ASSETS   ACCOUNTS            TOTAL ASSETS
-------            ---------   -------------   ---------   ------------   ---------   -------------------------
Scott Klimo            5        $477 Million       3       $22.8 Million      8       $170 Million-$180 Million
Mark Kress             6        $495 Million       3       $22.8 Million      7       $170 Million-$180 Million
Yon Perullo            6        $495 Million       3       $22.8 Million      5       $170 Million-$180 Million
David Whittall         5        $477 Million       3       $22.8 Million      4       $170 Million-$180 Million

(1) Mssrs. Klimo, Kress, Perullo and Whittall are the portfolio managers responsible for the day-to-day management of the International Long Short Select Fund and the Global 130/30 Strategy Fund. Mssrs. Kress and Perullo are responsible for the day-to-day management of the Equity Market Neutral Fund.

(2)  Information provided is as of March 31, 2010.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor and SGI compensate each portfolio manager for his/her management of the Funds. The portfolio managers' compensation consists of an annual salary and the potential for two discretionary awards through a short-term and long-term incentive plan.

The Short-Term Incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the Investment Team. Senior management then determines individual allocations based primarily on contribution to investment performance as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

Certain senior portfolio managers are also incented through a Long-Term Plan which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three year time frame based upon the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers' contributions to the Company's success as determined by management.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the Trust's most recently completed fiscal year end. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

PORTFOLIO MANAGER       FUND NAME         DOLLAR RANGE OF SHARES OWNED
-----------------   -----------------   ------------------------------
                  PORTFOLIO MANAGERS OF THE ADVISOR
     (ALL FUNDS EXCEPT THE INTERNATIONAL LONG SHORT SELECT FUND,
     GLOBAL 130/30 STRATEGY FUND AND EQUITY MARKET NEUTRAL FUND)

Michael P. Byrum           None                     None
Michael Dellapa            None                     None
Ryan Harder                None                     None

                      PORTFOLIO MANAGERS OF SGI
(INTERNATIONAL LONG SHORT SELECT FUND AND GLOBAL 130/30 STRATEGY FUND)

Scott Klimo                None                     None
Mark Kress                 None                     None
Yon Perullo                None                     None
David Whittall             None                     None

                      PORTFOLIO MANAGERS OF SGI
                    (EQUITY MARKET NEUTRAL FUND)

Mark Kress                 None                     None
Yon Perullo                None                     None

THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a Service Agreement between the Trust and the Servicer.

Under the Service Agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to each Fund under the service agreement.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Fund except the Government Long Bond 1.2x Strategy and Money Market Funds, which have an annual rate of 0.20% of the daily net assets of the Funds. The service fee contractual rate paid to the Servicer by the Funds is set forth in the table below.

For the fiscal years ended March 31, 2008, 2009 and 2010, the Funds paid the following service fees to the Servicer:

                                                                  ADMINISTRATIVE          ADMINISTRATIVE      ADMINISTRATIVE SERVICE
                                                              SERVICE FEES PAID FOR   SERVICE FEES PAID FOR    FEES PAID FOR FISCAL
                                             FUND INCEPTION     FISCAL YEAR ENDED       FISCAL YEAR ENDED           YEAR ENDED
FUND NAME                                         DATE                 2008                    2009                    2010
---------                                    --------------   ---------------------   ---------------------   ----------------------
Inverse Mid-Cap Strategy Fund                   2/20/2004           $   42,223              $   29,287              $   13,198
Inverse NASDAQ-100(R) Strategy Fund              9/3/1998           $  241,419              $  143,593              $   76,739
Inverse Russell 2000(R) Strategy Fund           2/20/2004           $  161,768              $  108,150              $   66,834
Inverse S&P 500 Strategy Fund                    1/7/1994           $  781,976              $  703,083              $  576,927
Mid-Cap 1.5x Strategy Fund                      8/16/2001           $  125,130              $   54,412              $   46,556
Global 130/30 Strategy Fund                     9/23/2002           $  143,282              $   52,496              $   37,886
Nova Fund                                       7/12/1993           $  476,065              $  239,985              $  175,007
NASDAQ-100(R) Fund                              2/14/1994           $1,822,855              $1,360,817              $1,342,758
Russell 2000(R) Fund                            5/31/2006           $   19,179              $   42,692              $   34,416
Russell 2000(R) 1.5x Strategy Fund              11/1/2000           $  137,051              $   61,970              $   51,659
S&P 500 Fund                                    5/31/2006           $   72,033              $  294,863              $  391,122
U.S. Long Short Momentum Fund                   3/22/2002           $  918,886              $  773,903              $  483,319
S&P 500 Pure Growth Fund                        2/20/2004           $  152,105              $   51,464              $   62,414
S&P 500 Pure Value Fund                         2/20/2004           $  202,046              $   54,201              $  125,161
S&P MidCap 400 Pure Growth Fund                 2/20/2004           $   74,408              $   79,449              $  124,893
S&P MidCap 400 Pure Value Fund                  2/20/2004           $   76,681              $   19,285              $  164,339
S&P SmallCap 600 Pure Growth Fund               2/20/2004           $   48,472              $   23,527              $   45,410
S&P SmallCap 600 Pure Value Fund                2/20/2004           $   36,794              $   34,143              $  278,588

                                                                  ADMINISTRATIVE          ADMINISTRATIVE      ADMINISTRATIVE SERVICE
                                                              SERVICE FEES PAID FOR   SERVICE FEES PAID FOR    FEES PAID FOR FISCAL
                                             FUND INCEPTION     FISCAL YEAR ENDED       FISCAL YEAR ENDED           YEAR ENDED
FUND NAME                                         DATE                 2008                    2009                    2010
---------                                    --------------   ---------------------   ---------------------   ----------------------
Banking Fund                                     4/1/1998           $   30,427              $   44,871              $   41,474
Basic Materials Fund                             4/1/1998           $  372,772              $  245,897              $  218,038
Biotechnology Fund                               4/1/1998           $  194,114              $  238,662              $  265,350
Consumer Products Fund                           7/6/1998           $  102,929              $   85,711              $  276,173
Electronics Fund                                 4/1/1998           $   55,811              $   34,464              $  135,786
Energy Fund                                     4/21/1998           $  299,811              $  248,644              $  155,263
Energy Services Fund                             4/1/1998           $  465,334              $  320,876              $  243,568
Financial Services Fund                          4/2/1998           $   63,553              $   29,035              $   64,402
Health Care Fund                                4/17/1998           $  140,896              $  115,066              $  229,343
Internet Fund                                    4/6/2000           $   43,036              $   24,358              $  110,891
Leisure Fund                                     4/1/1998           $   21,750              $    8,518              $   13,530
Precious Metals Fund                            12/1/1993           $  467,060              $  414,759              $  590,975
Retailing Fund                                   4/1/1998           $   19,922              $   19,760              $   79,224
Technology Fund                                 4/14/1998           $   77,497              $   41,609              $  117,393
Telecommunications Fund                          4/1/1998           $   88,705              $   25,070              $   33,981
Transportation Fund                              4/2/1998           $   36,467              $   57,776              $   43,747
Utilities Fund                                   4/3/2000           $  123,217              $   79,943              $   74,146
Europe 1.25x Strategy Fund                       5/8/2000           $  223,454              $   43,182              $   40,058
Japan 2x Strategy Fund                          2/22/2008           $    1,183              $   12,799              $   15,807
International Long Short Select Fund            8/31/2007           $   39,626              $   57,364              $   58,475
Government Long Bond 1.2x Strategy Fund          1/3/1994           $  148,141              $  144,850              $  354,885
Inverse Government Long Bond Strategy Fund       3/3/1995           $1,247,108              $1,178,495              $1,448,996
High Yield Strategy Fund                        4/16/2007           $   57,068              $  172,058              $   83,186
Inverse High Yield Strategy Fund                4/16/2007           $   38,127              $   41,247              $   37,461
Alternative Strategies Allocation Fund           3/7/2008           $        0**            $        0**            $        0**
Strengthening Dollar 2x Strategy Fund           5/25/2005           $   76,971              $  270,058              $  116,805
Weakening Dollar 2x Strategy Fund               5/25/2005           $  378,102              $  225,684              $  251,426
Real Estate Fund                                2/20/2004           $   46,116              $   53,647              $   59,252
All-Asset Conservative Strategy Fund            6/30/2006           $        0**            $        0**            $        0**
All-Asset Moderate Strategy Fund                6/30/2006           $        0**            $        0**            $        0**
All-Asset Aggressive Strategy Fund              6/30/2006           $        0**            $        0**            $        0**
Money Market Fund                               12/1/1993           $2,462,443              $2,885,285              $1,586,581
Equity Market Neutral Fund                      3/30/2009                    *              $      101***           $   46,322

*    Not in operation for the period indicated.

** The Advisor has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund fees and expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

***  From commencement of operations on March 30, 2009.

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, seventy-five-thousandths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one- thirty-third of one percent (0.03%) on the average daily net assets over $750 million of the Funds. Certain officers and members of the Board of the Trust are also officers and directors of the Servicer.

For the fiscal years ended March 31, 2008, 2009, and 2010, the Funds paid the following accounting service fees to the Servicer:

                                                                ACCOUNTING SERVICE      ACCOUNTING SERVICE      ACCOUNTING SERVICE
                                                               FEES PAID FOR FISCAL    FEES PAID FOR FISCAL    FEES PAID FOR FISCAL
                                                  FUND              YEAR ENDED              YEAR ENDED              YEAR ENDED
FUND NAME                                    INCEPTION DATE            2008                    2009                    2010
---------                                    --------------   ---------------------   ---------------------   ----------------------
Inverse Mid-Cap Strategy Fund                   2/20/2004            $ 16,889                $ 11,715                $  5,279
Inverse NASDAQ-100(R) Strategy Fund              9/3/1998            $ 96,567                $ 57,437                $ 30,695
Inverse Russell 2000(R) Strategy Fund           2/20/2004            $ 64,707                $ 43,260                $ 26,733
Inverse S&P 500 Strategy Fund                    1/7/1994            $297,050                $272,127                $228,670
Mid-Cap 1.5x Strategy Fund                      8/16/2001            $ 50,052                $ 21,765                $ 18,622
Global 130/30 Strategy Fund                     9/23/2002            $ 57,313                $ 20,999                $ 15,155
Nova Fund                                       7/12/1993            $190,426                $ 95,994                $ 70,003
NASDAQ-100(R) Fund                              2/14/1994            $548,228                $446,976                $453,607
Russell 2000(R) Fund                            5/31/2006            $  7,671                $ 17,048                $ 13,767
Russell 2000(R) 1.5x Strategy Fund              11/1/2000            $ 54,821                $ 24,788                $ 20,663
S&P 500 Fund                                    5/31/2006            $ 28,813                $117,971                $156,448
U.S. Long Short Momentum Fund                   3/22/2002            $338,006                $288,527                $193,327
S&P 500 Pure Growth Fund                        2/20/2004            $ 60,842                $ 20,585                $ 24,966
S&P 500 Pure Value Fund                         2/20/2004            $ 80,818                $ 21,681                $ 50,064
S&P MidCap 400 Pure Growth Fund                 2/20/2004            $ 29,763                $ 31,779                $ 49,957
S&P MidCap 400 Pure Value Fund                  2/20/2004            $ 30,672                $  7,714                $ 65,735
S&P SmallCap 600 Pure Growth Fund               2/20/2004            $ 19,389                $  9,411                $ 18,163
S&P SmallCap 600 Pure Value Fund                2/20/2004            $ 14,718                $ 13,657                $111,399
Banking Fund                                     4/1/1998            $ 12,171                $ 17,948                $ 16,590
Basic Materials Fund                             4/1/1998            $149,109                $ 98,359                $ 87,215
Biotechnology Fund                               4/1/1998            $ 77,646                $ 95,465                $106,139
Consumer Products Fund                           7/6/1998            $ 41,172                $ 34,284                $110,468
Electronics Fund                                 4/1/1998            $ 22,324                $ 13,786                $ 54,314
Energy Fund                                     4/21/1998            $119,924                $ 99,458                $ 62,105
Energy Services Fund                             4/1/1998            $185,904                $128,275                $ 97,427

                                                                ACCOUNTING SERVICE      ACCOUNTING SERVICE      ACCOUNTING SERVICE
                                                               FEES PAID FOR FISCAL    FEES PAID FOR FISCAL    FEES PAID FOR FISCAL
                                                  FUND              YEAR ENDED              YEAR ENDED              YEAR ENDED
FUND NAME                                    INCEPTION DATE            2008                    2009                    2010
---------                                    --------------   ---------------------   ---------------------   ----------------------
Financial Services Fund                          4/2/1998            $ 25,421                $ 11,614                $ 25,761
Health Care Fund                                4/17/1998            $ 56,358                $ 46,026                $ 91,736
Internet Fund                                    4/6/2000            $ 17,214                $  9,743                $ 44,356
Leisure Fund                                     4/1/1998            $  8,700                $  3,407                $  5,412
Precious Metals Fund                            12/1/1993            $186,824                $165,904                $229,731
Retailing Fund                                   4/1/1998            $  7,969                $  7,904                $ 31,689
Technology Fund                                 4/14/1998            $ 30,999                $ 16,643                $ 46,957
Telecommunications Fund                          4/1/1998            $ 35,482                $ 10,028                $ 13,592
Transportation Fund                              4/2/1998            $ 14,587                $ 23,110                $ 17,499
Utilities Fund                                   4/3/2000            $ 49,287                $ 31,978                $ 29,658
Europe 1.25x Strategy Fund                       5/8/2000            $ 89,382                $ 17,273                $ 16,023
Japan 2x Strategy Fund                          2/22/2008            $    473                $  5,119                $  6,323
International Long Short Select Fund            8/31/2007            $ 15,851                $ 22,946                $ 23,390
Government Long Bond 1.2x Strategy Fund          1/3/1994            $ 74,071                $ 72,425                $170,618
Inverse Government Long Bond Strategy Fund       3/3/1995            $427,307                $413,469                $477,058
High Yield Strategy Fund                        4/16/2007            $ 22,827                $ 68,520                $ 33,092
Inverse High Yield Strategy Fund                4/16/2007            $ 15,251                $ 16,499                $ 14,984
Alternative Strategies Allocation Fund           3/7/2008            $      0**              $      0**              $      0**
Strengthening Dollar 2x Strategy Fund           5/25/2005            $ 30,789                $108,023                $ 46,723
Weakening Dollar 2x Strategy Fund               5/25/2005            $151,241                $ 90,274                $100,570
Real Estate Fund                                2/20/2004            $ 18,446                $ 21,459                $ 23,701
All-Asset Conservative Strategy Fund            6/30/2006            $      0**              $      0**              $      0**
All-Asset Moderate Strategy Fund                6/30/2006            $      0**              $      0**              $      0**
All-Asset Aggressive Strategy Fund              6/30/2006            $      0**              $      0**              $      0**
Money Market Fund                               12/1/1993            $706,641                $770,294                $770,732
Equity Market Neutral Fund                      3/30/2009                   *                $     41***             $ 18,528

*    Not in operation for the period indicated.

** The Advisor has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund fees and expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

***  From commencement of operations on March 30, 2009.

DISTRIBUTION

Pursuant to a distribution agreement between the Trust and the Distributor (the "Distribution Agreement"), the Distributor, located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust. The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Funds. In addition, the

Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Funds or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Funds on behalf of the various classes of shares. Each of the Fund's current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

ADVISOR CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN -- Each Fund that offers Advisor Class Shares has adopted a Distribution and Shareholder Services Plan for Advisor Class Shares (the "Advisor Class Plan"). Under the Advisor Class Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service Providers"), may receive up to 0.25% of each Fund's assets attributable to Advisor Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. In addition to distribution services, the Advisor Class Plan permits the payment of up to 0.25% of each Fund's assets attributable to Advisor Class Shares to the Distributor or designated Service Providers as compensation for shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

A-CLASS DISTRIBUTION PLAN -- Each Fund has adopted a Distribution Plan applicable to A-Class Shares (the "A-Class Plan"). The A-Class Plan allows each Fund to pay distribution and/or services fees to the Distributor and other firms that provide distribution and/or shareholder services ("Service Providers"). Each Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act; however, as discussed below, the Asset Allocation Funds and Alternative Strategies Allocation Fund will generally not pay distribution fees to the Distributor. The Distributor generally will, in turn, pay the Service Providers out of its fees. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

For the Asset Allocation Funds and the Alternative Strategies Allocation Fund, the affiliated underlying funds, in which the Asset Allocation Funds and Alternative Strategies Allocation Fund invest, have adopted the A-Class Plan discussed above. The affiliated underlying funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets of A-Class Shares, pursuant to Rule 12b-1 under 1940 Act. If a Service Provider provides distribution or shareholder services, the Distributor generally will, in turn, pay the Service Provider for the services it provides at an annual rate not to exceed 0.25% of the average daily net assets of A-Class Shares of the affiliated underlying funds. Because the affiliated underlying funds pay these fees out of assets on an ongoing basis, over time these fees may cost the Fund more than other types of sales charges and will increase the cost of your investment.

C-CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN -- Each Fund has adopted a Distribution and Shareholder Services Plan for C-Class Shares (the "C-Class Plan"). Under the C-Class Plan, the Distributor, or designated Service Providers, may receive up to a total of 1.00% of each Fund's assets (except for the Asset Allocation Funds and Alternative Strategies Allocation Fund) and 0.75% of each Asset Allocation Fund's and Alternative Strategies Allocation Fund's assets attributable to C-Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 under the 1940 Act. The C-Class Plan allows for payment of up to 0.75% of each Fund's assets (except for the Asset Allocation Funds and Alternative Strategies Allocation Fund) and 0.50% of each Asset Allocation Fund's and the Alternative Strategies Allocation Fund's assets attributable to C-Class Shares as compensation for distribution services and up to 0.25% of each Fund's assets attributable to C-Class Shares as compensation for shareholder services.

In addition, each Asset Allocation Fund and the Alternative Strategies Fund invests in A-Class Shares of the affiliated underlying Funds and the affiliated underlying Funds have adopted the A-Class Distribution Plan discussed above. Under the A-Class Distribution Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each affiliated underlying fund's assets attributable to A-Class Shares as compensation for distribution services pursuant to Rule 12b-1 under the 1940 Act. As a result, designated service providers may receive up to 1.00% of each Fund's assets attributable to C-Class Shares, paid out of asset-based sales charges collected from the Funds under the C-Class Distribution and Shareholder Servicing Plan and from the affiliated underlying funds under the A-Class Distribution Plan.

H-CLASS DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN -- Each Fund that offers H-Class Shares has adopted a Distribution Plan and a Shareholder Services Plan applicable to H-Class Shares (the "H-Class Plan"). Under the H-Class Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund's assets attributable to H-Class Shares as compensation for distribution services pursuant to Rule 12b-1 under the 1940 Act. The Shareholder Services Plan permits the payment of up to 0.25% of each Fund's assets attributable to H-Class Shares to designated Service Providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Funds. The Asset Allocation Funds and the Alternative Strategies Allocation Fund, however, generally do not pay distribution or shareholder service fees to the Distributor. Instead, the affiliated underlying funds have adopted a distribution plan applicable to A-Class Shares, in which the Asset Allocation Funds and the Alternative Strategies Allocation Fund invest, that allows each affiliated underlying fund to pay distribution fees to the Distributor and other Service Providers. The affiliated underlying funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets of A-Class Shares, pursuant to the 1940 Act. If a Service Provider provides distribution or shareholder services, the Distributor generally will, in turn, pay the Service Provider for the services it provides at an annual rate not to exceed 0.25% of the average daily net assets of A-Class Shares of the affiliated underlying funds. Because the affiliated underlying funds pay these fees out of assets on an ongoing basis, over time these fees may cost the Fund more than other types of sales charges and will increase the cost of your investment.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES -- Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Service Providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

For the fiscal year ended March 31, 2010, the Funds paid the following fees pursuant to the plans described above:

                                                FUND     ADVISOR CLASS     A-CLASS      C-CLASS        H-CLASS
                                             INCEPTION       (0.25%        (0.25%       (1.00%         (0.25%
                 FUND NAME                      DATE       12B-1 FEE)    12B-1 FEE)   12B-1 FEE)     12B-1 FEE)
                 ---------                   ---------   -------------   ----------   ----------     ----------
Inverse Mid-Cap Strategy Fund                2/20/2004             *     $  1,647     $    3,892     $ 10,578

                                                FUND     ADVISOR CLASS     A-CLASS      C-CLASS        H-CLASS
                                             INCEPTION       (0.25%        (0.25%       (1.00%         (0.25%
                 FUND NAME                      DATE       12B-1 FEE)    12B-1 FEE)   12B-1 FEE)     12B-1 FEE)
                 ---------                   ---------   -------------   ----------   ----------     ----------
Inverse NASDAQ-100(R) Strategy Fund           9/3/1998      $  3,333     $  3,868     $   27,176           **
Inverse Russell 2000(R) Strategy Fund        2/20/2004             *     $  5,952     $   19,026     $ 56,125
Inverse S&P 500 Strategy Fund                 1/7/1994      $ 48,540     $ 52,259     $  182,875           **
Mid-Cap 1.5x Strategy Fund                   8/16/2001             *     $  3,351     $   34,513     $ 34,577
Global 130/30 Strategy Fund***               9/23/2002             *     $ 11,213     $   53,429     $ 13,316
Nova Fund                                    7/12/1993      $ 46,169     $ 13,146     $  117,139           **
NASDAQ-100(R) Fund                           2/14/1994      $106,833     $ 19,495     $   90,289           **
Russell 2000(R) Fund                         5/31/2006             *     $  4,670     $   24,371     $ 23,653
Russell 2000(R) 1.5x Strategy Fund           11/1/2000             *     $  2,322     $   40,788     $ 39,140
S&P 500 Fund                                 5/31/2006             *     $ 96,967     $   98,536     $269,522
U.S. Long Short Momentum Fund                3/22/2002             *     $ 91,591     $  637,929     $232,247
S&P 500 Pure Growth Fund                     2/20/2004             *     $  4,533     $   37,482     $ 48,510
S&P 500 Pure Value Fund                      2/20/2004             *     $  1,869     $   24,657     $117,128
S&P MidCap 400 Pure Growth Fund              2/20/2004             *     $  4,066     $   27,684     $113,906
S&P MidCap 400 Pure Value Fund               2/20/2004             *     $  3,346     $   19,187     $156,196
S&P SmallCap 600 Pure Growth Fund            2/20/2004             *     $  3,154     $   10,493     $ 39,632
S&P SmallCap 600 Pure Value Fund             2/20/2004             *     $  5,561     $   31,433     $265,168
Banking Fund                                  4/1/1998      $  7,032     $  3,280     $   38,938           **
Basic Materials Fund                          4/1/1998      $ 42,518     $ 15,671     $   81,933           **
Biotechnology Fund                            4/1/1998      $ 33,158     $  7,397     $   42,563           **
Consumer Products Fund                        7/6/1998      $ 33,439     $  8,692     $   34,558           **
Electronics Fund                              4/1/1998      $  7,836     $  6,366     $   21,184           **
Energy Fund                                  4/21/1998      $ 35,687     $ 10,298     $  136,984           **
Energy Services Fund                          4/1/1998      $ 45,281     $ 19,586     $  122,277           **
Financial Services Fund                       4/2/1998      $ 13,556     $  5,447     $   19,923           **
Health Care Fund                             4/17/1998      $ 20,338     $  4,119     $   52,855           **
Internet Fund                                 4/6/2000      $ 15,080     $  2,015     $   12,613           **
Leisure Fund                                  4/1/1998      $  4,214     $    728     $    3,350           **
Precious Metals Fund                         12/1/1993      $  79,30     $ 24,808     $  236,498           **
Retailing Fund                                4/1/1998      $  7,979     $    531     $   16,963           **
Technology Fund                              4/14/1998      $ 55,193     $  9,142     $   30,633           **
Telecommunications Fund                       4/1/1998      $ 28,257     $  2,242     $   18,176           **
Transportation Fund                           4/2/1998      $  6,816     $  2,718     $   13,693           **
Utilities Fund                                4/3/2000      $ 13,042     $  5,109     $   51,370           **
Europe 1.25x Strategy Fund                    5/8/2000             *     $  1,172     $   20,632     $ 33,728
Japan 2x Strategy Fund                       2/22/2008             *     $  1,449     $    5,387     $ 13,011
International Long Short Select Fund         8/31/2007             *     $ 17,645     $   31,487     $ 32,959
Government Long Bond 1.2x Strategy Fund       1/3/1994      $ 98,249     $ 16,788     $  117,378           **
Inverse Government Long Bond Strategy Fund    3/3/1995      $221,088     $165,424     $1,431,281           **

                                                FUND     ADVISOR CLASS     A-CLASS      C-CLASS        H-CLASS
                                             INCEPTION       (0.25%        (0.25%       (1.00%         (0.25%
                 FUND NAME                      DATE       12B-1 FEE)    12B-1 FEE)   12B-1 FEE)     12B-1 FEE)
                 ---------                   ---------   -------------   ----------   ----------     ----------
High Yield Strategy Fund                     4/16/2007             *     $ 14,281     $   27,878     $ 61,936
Inverse High Yield Strategy Fund             4/16/2007             *     $  3,179     $   18,621     $ 29,627
Alternative Strategies Allocation Fund        3/7/2008             *     $      0     $   61,418     $      0
Strengthening Dollar 2x Strategy Fund        5/24/2005             *     $ 17,421     $   65,604     $ 82,982
Weakening Dollar 2x Strategy Fund            5/24/2005             *     $ 54,144     $  105,485     $170,910
Real Estate Fund                             2/20/2004             *     $ 11,098     $   17,011     $ 43,901
All-Asset Conservative Strategy Fund***      6/30/2006             *     $      0     $   57,804     $      0
All-Asset Moderate Strategy Fund***          6/30/2006             *     $      0     $  146,996     $      0
All-Asset Aggressive Strategy Fund***        6/30/2006             *     $      0     $   45,138     $      0
U.S. Government Money Market Fund            12/1/1993      $      0     $      0     $        0           **
Equity Market Neutral Fund                   3/30/2009             *     $ 33,639     $    3,869     $ 11,716

*    The Fund does not offer Advisor Class Shares.

**   The Fund does not offer H-Class Shares.

*** The Advisor has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund fees and expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS -- The Advisor, the Distributor or their affiliates, out of their own resources and not out of Fund assets (I.E., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Advisor or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds' prospectuses, and they do not change the price paid by investors for the purchase of a Fund's shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

Such compensation may be paid to intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.

These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

As of the date of this SAI, the Distributor and/or Advisor have revenue sharing arrangements with the following financial intermediaries, pursuant to which the Distributor and/or Advisor pay the following fees, based on the assets invested in the Funds, for services provided to the Rydex Fund complex, including Rydex Funds and share classes of Rydex Funds not offered in this SAI:

                                                   PAYMENTS DURING
              FINANCIAL INTERMEDIARY              LAST FISCAL YEAR
              ----------------------              ----------------
Charles Schwab & Co., Inc. (Schwab)                  $2,581,646
National Financial Services LLC (NFS)                $3,195,305
Nationwide                                           $   13,328
E*Trade                                              $  113,308
Prudential Securities Inc./Wachovia Securities,
   LLC/Wells Fargo Investments LLC                   $  412,070
Citigroup Global Markets Inc.                        $  128,496
Merrill Lynch & Co, Inc.                             $  118,334
Pershing LLC                                         $  332,340
UBS Financial                                        $   99,137
TD Ameritrade                                        $  128,979
Morgan Stanley & Co., Incorporated                   $  104,391
Security Benefit Corporation                         $1,318,941
LPL Financial Corporation                            $  155,016
Ceros Financial Services, Inc.                       $  309,268
Raymond James Financial, Inc.                        $    2,046
Jefferson National Securities Corporation            $  119,856
Keyport                                              $    1,055
Keyport Benefit                                      $       89
GE Life                                              $    6,769
Lincoln Benefit                                      $    4,846
Sun Life                                             $      458
SAGE Life                                            $    1,468
Penn Mutual                                          $      433
Phoenix Life                                         $    9,636

The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements with the intermediaries indicated above.

In addition, while the Distributor typically pays most of the sales charge applicable to the sale of Fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.

From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Funds.

Although the Funds may use financial firms that sell Fund shares to effect transactions for each Fund's portfolio, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

COSTS AND EXPENSES

Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; the costs and expenses of redeeming shares of a Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the Board members who are not affiliated with, or interested persons of, the Advisor.

BUSINESS CONTINUITY AND DISASTER RECOVERY

The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a list of the control persons and principal holders of securities of each Fund as of July 9, 2010, please see Appendix D to this SAI.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Calculating Net Asset Value." The NAV of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The NAV of a Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. For the Alternative Strategies Allocation Fund and Asset Allocation Funds, each Fund's assets consist primarily of the underlying funds, which are valued at their respective NAVs. The NAV of each underlying fund is calculated by dividing the market value of the underlying fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor, and in the case of the International Long Short Select Fund, Global 130/30 Strategy Fund and Equity Market Neutral Fund, by SGI, using methods established or ratified by the Board.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts and options on futures contracts are valued at the last trade price prior to the end of a Fund's pricing cycle.

Each Asset Allocation Fund and the Alternative Strategies Allocation Fund generally values shares of the underlying funds at their NAV and other investments at market prices.

The International Equity Funds, International Long Short Select Fund, Global 130/30 Strategy Fund, and Equity Market Neutral Fund will generally value their assets at fair value because of the time difference between the close of the relevant foreign exchanges and the time the Funds price their shares at the close of the NYSE. Such valuation will attempt to reflect the U.S. financial markets' perceptions and trading activity related to the Funds' assets since the calculation of the closing level of the International Equity Funds' respective underlying indices and the closing of the International Long Short Select Fund's, Global 1320/30 Strategy Fund's and Equity Market Neutral Fund's relevant foreign exchanges. The Nikkei 225 Stock Average is determined in the early morning (2:00 a.m., U.S. Eastern Time) prior to the opening of the NYSE. The STOXX 50 Index(SM) is determined in the mid-morning (approximately 10:30 a.m. U.S. Eastern Time ) prior to the closing of the NYSE. Under fair value pricing, the values assigned to a Fund's securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

OTC securities held by a Fund shall be valued at the NASDAQ Official Closing Price ("NOCP") on the valuation date or, if no NOCP is reported, the last reported bid price is used, and quotations shall be taken from the market/exchange where the security is primarily traded. Securities listed on the Nasdaq Global Select Market and Nasdaq Global Market shall be valued at the NOCP; which may differ from the last sales price reported. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the last reported bid price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the rate at which local currencies can be sold to buy U.S. Dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

The value of domestic equity index and credit default swap agreements entered into by the Funds is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to, at 10:45 a.m., Eastern Time, for the morning NAV, and at the close of the NYSE, usually 4:00 p.m., Eastern Time, for the afternoon NAV. The swap's market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. The value of foreign equity index and currency index swap agreements entered into by the Funds are accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the price at which orders are being filled at the close of the NYSE, usually 4:00 p.m., Eastern Time. In the event that no order is filled at 4:00 p.m., Eastern Time, the Fund values the swap based on a quote provided by a dealer in accordance with the fund's pricing procedures. The swap's market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board. The Board has adopted fair valuation procedures for the Funds and has delegated responsibility for fair value determinations to the Fair Valuation Committee which consists of members of the Advisor and the Servicer. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the NAV of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument while this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if this Fund sold the instrument. During such periods, the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant NAV of $1.00.

The Money Market Fund's use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The Rule requires that the Money Market Fund limit its investments to U.S. Dollar-denominated instruments that meet the Rule's quality, maturity and diversification requirements. The Rule also requires the Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than sixty days and precludes the purchase of any instrument with a remaining maturity of more than 397 days (about 13 months).

The Money Market Fund may only purchase "Eligible Securities." Eligible Securities are securities which: (a) have remaining maturities of 397 days (about 13 months) or less; (b) either (i) are rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) were long-term securities at the time of issuance whose issuers have outstanding short-term debt obligations which are comparable in priority and security and has a ratings as specified in (b) above; or (d) if no rating is assigned by any NRSRO as provided in (b) and (c) above, the unrated securities are determined by the Board to be of comparable quality to any rated securities.

As permitted by the Rule, the Board has delegated to the Advisor, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Board determines that it is no longer in the best interests of the Money Market Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Board believes that maintaining such price no longer reflects a market-based NAV, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Money Market Fund will notify shareholders of any such change.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is: (a) below the currently applicable minimum investment; or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME, Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Funds' securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Funds' securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day's NAV.

HOLIDAYS

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time. In addition, the U.S. Government Bond Market is closed on Columbus Day and Veterans' Day, and will likely close early the business day before New Year's Day, Good Friday, Memorial Day, Thanksgiving (day after), and Christmas, as recommended by the Bond Market Association.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year's Day; Coming-of-Age Day; National Foundation Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children's Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor's Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets. Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of a Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

A-CLASS SHARES -- INITIAL SALES CHARGES, REDUCTIONS, AND WAIVERS

INITIAL SALES CHARGES / DEALER REALLOWANCES. A-Class Shares of the Funds are sold subject to a front-end sales charge as described in the A-Class Shares Prospectuses. The sales charge is used to compensate the Distributor and participating securities dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Selling dealers are normally reallowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of A-Class Shares.

                                   AUTHORIZED DEALER COMMISSION
AMOUNT OF INVESTMENT                  AS % OF OFFERING PRICE
--------------------               ----------------------------
Less than $100,000                             4.00%
$100,000 but less than $250,000                3.00%
$250,000 but less than $500,000                2.25%
$500,000 but less than 1,000,000               1.20%
Greater than $1,000,000                        1.00%

REDUCED SALES CHARGES. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your securities dealer are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

RIGHTS OF ACCUMULATION

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Rydex Fund at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all A-Class and C-Class Shares of the Rydex Funds that you own.

If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying A-Class or C-Class Shares of any Rydex Fund with a value of $80,000 and wish to invest an additional $40,000 in an A-Class Share of a Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, you or your securities dealer must furnish the Servicer with a list of the account numbers and the names in which your Rydex Fund accounts are registered at the time the purchase is made.

AGGREGATING ACCOUNTS (GROUP PURCHASES)

     1. To receive a reduced sales charge on A-Class Shares, investments in any A-Class or C-Class Shares (other than A-Class Shares of the Money Market Fund) made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

     - trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

     -    solely controlled business accounts;

     -    single participant retirement plans; or

     - endowments or foundations established and controlled by you or your immediate family.

     2. Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple-employee benefit plans of a single employer or affiliated employers -- provided they are not aggregated with individual accounts -- may also be aggregated.

     3. Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating fund shares may be aggregated.

     SOME ACCOUNTS CANNOT BE AGGREGATED. At the request of certain investment firms, some accounts are set up as "street name" or "nominee" accounts. This means that the investment firm has sole access, and that the Funds have limited access, to the investment firm's clients' account information. Since the Servicer has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your securities dealer to determine if this applies to your account.

LETTERS OF INTENT

You may also pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent ("LOI"), and then fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the Rydex Funds that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:

     CALCULATING THE INITIAL SALES CHARGE:

     - Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" in the Prospectuses).

     - It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     - The offering price may be further reduced as described below above under "Rights of Accumulation" if the Servicer is advised of all other accounts at the time of the investment.

     - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     CALCULATING THE NUMBER OF SHARES TO BE PURCHASED

     - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     - If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

     - The Servicer will process necessary adjustments upon the expiration or completion date of the LOI.

     FULFILLING THE INTENDED INVESTMENT

     - By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

     - To assure compliance with the provisions of the 1940 Act, the Servicer will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     - If the intended investment is not completed, you will pay the Servicer the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Servicer as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     CANCELING THE LOI

     - If at any time before completing the LOI Program you wish to cancel the agreement, you must give written notice to the Distributor.

     - If at any time before completion the LOI Program you request the Servicer to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Servicer will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

SALES CHARGE WAIVERS. The A-Class Shares' initial sales charges will be waived for certain types of investors, as described in the Prospectuses.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Funds' Prospectuses under "Dividends and Distributions." Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

The Government Long Bond 1.2x Strategy Fund and Money Market Fund intend to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends monthly. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Funds. Net income will be calculated immediately prior to the determination of NAV of the Government Long Bond 1.2x Strategy Fund and Money Market Fund.

The Board may revise the dividend policy, or postpone the payment of dividends, if the Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Board, might have a significant adverse effect on shareholders of the Money Market Fund. On occasion, in order to maintain a constant $1.00 NAV for the Money Market Fund, the Board may direct that the number of outstanding shares of the Money Market Fund be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder of the Money Market Fund in excess of the net increase (I.E., dividends, less such reduction), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

With respect to the investment by a Fund in U.S. Treasury zero coupon bonds and other zero coupon securities, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the "original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of such Fund which must be distributed to shareholders of the Fund in order to maintain the qualification of the Fund as regulated investment companies for tax purposes. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss. The tax rules applicable to regulated investment companies are described below.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

REGULATED INVESTMENT COMPANY STATUS

A fund that qualifies as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code will not be subject to federal income taxes on the net investment income and net realized capital gains that the fund distributes to the Fund's shareholders. Each of the Funds will seek to qualify for treatment as a RIC under the Internal Revenue Code. Provided that for each tax year a Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's investment company income for such year (including, for this purpose, net realized short-term capital gains over net long-term


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capital losses) and at least 90% of its net tax-exempt income, the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies, and net income derived from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year:
(a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test"). Income and gains from transactions in commodities such as precious metals and minerals will not qualify as income from "securities" for purposes of the 90% Test. While the Precious Metals Fund does not currently invest in precious metals and minerals, if it does so in the future it intends to restrict its investment in such commodities to avoid a violation of the 90% Test.

In the event of a failure by a Fund to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, for the one-year period ending on October 31 of such year, plus certain other amounts. Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that the fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (I.E., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Because of their investment strategies, it is not expected


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

that a material amount (if any) of the distributions from the Fixed Income Funds, Money Market Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund will consist of qualified dividend income.

In order for some portion of the dividends received by a Fund's shareholders to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders of the Fixed Income Funds and the Money Market Fund will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains. Interest and realized net short-term capital gains distributions are taxable to shareholders as ordinary income regardless of whether the shareholder receives such distributions in additional Fund shares or in cash. Since the Fixed Income Funds' and the Money Market Fund's income is expected to be derived entirely from interest rather than dividends, none of such distributions will be eligible for the federal dividends received deduction available to corporations or will be treated as qualified dividend income. Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held. Because the Money Market Fund intends to maintain a stable $1.00 NAV, shareholders of that Fund should not expect to realize any gain or loss on the sale, redemption or exchange of such shares.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.


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SPECIAL CONSIDERATIONS APPLICABLE TO CERTAIN DOMESTIC EQUITY FUNDS, SECTOR
FUNDS, INTERNATIONAL EQUITY FUNDS, FIXED INCOME FUNDS, SPECIALTY FUNDS, AND ALTERNATIVE FUNDS, AND IN THE CASE OF THE ALTERNATIVE STRATEGIES ALLOCATION FUND AND ASSET ALLOCATION FUNDS, CERTAIN OF THE UNDERLYING FUNDS As described above, gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% Test. It should be noted, however, that for purposes of the 90% Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. If such future regulations were applied to the Strengthening Dollar 2x Strategy and Weakening Dollar 2x Strategy Funds, it is possible that the amount of their qualifying income would no longer satisfy the 90% Test and the Funds would fail to qualify as RICs.

It is also possible that the International Equity, International Long Short Select, Global 130/30 Strategy, Equity Market Neutral, Strengthening Dollar 2x Strategy and Weakening Dollar 2x Strategy Funds' strategy of investing in foreign currency-related financial instruments might cause the Funds to fail to satisfy the Asset Test, resulting in their failure to qualify as RICs. Failure of the Asset Test might result from a determination by the Internal Revenue Service that financial instruments in which the Funds invest are not securities. Moreover, even if the financial instruments are treated as securities, a determination by the Internal Revenue Service regarding the identity of the issuers of the securities or the fair market values of the securities that differs from the determinations made by the Funds could result in the failure by the Funds to diversify their investments in a manner necessary to satisfy the Asset Test. The tax treatment of a Fund and its shareholders in the event the Fund fails to qualify as a RIC is described above under "Regulated Investment Company Status."

In general, with respect to the International Equity Funds, International Long Short Select Fund, Global 130/30 Strategy Fund, Equity Market Neutral Fund, U.S. Long Short Momentum Fund, Sector Funds, and, in the case of the Alternative Strategies Allocation Fund and the Asset Allocation Funds, certain of the underlying funds, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Internal Revenue Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

The Sector Funds, International Equity Funds, the Alternative Funds and certain of the underlying funds may incur a liability for foreign withholding taxes as a result of investment in stock or securities of foreign corporations. If, at any year-end, more than 50% of the assets of a Fund are comprised of stock or securities of foreign corporations, the Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by that Fund. Foreign taxes paid by an underlying fund which is taxable as a regulated investment company, however, will not be passed through to you. The Fund will make such an election only if that Fund deems this to be in the best interests of its shareholders. If the Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in that Fund.

OPTIONS, SWAPS AND OTHER COMPLEX SECURITIES

A Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund. A Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments.

SPECIAL CONSIDERATIONS APPLICABLE TO CERTAIN OF THE UNDERLYING FUNDS OF THE ALTERNATIVE STRATEGIES ALLOCATION FUND AND ASSET ALLOCATION FUNDS

One of the requirements for qualification as a RIC under Subchapter M of the Internal Revenue Code is that certain of the underlying funds will derive at least 90% of their gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income"). Currently, the Commodities Strategy Fund and Managed Futures Strategy Fund, each an underlying fund, gain most of their exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. The Commodities Strategy Fund's and Managed Futures Strategy Fund's exposure to the commodities markets is explained in more detail in the Prospectus applicable to each underlying fund.

The status of the swap contracts and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Internal Revenue Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which certain of the underlying funds invest will not be considered qualifying income after September 30, 2006. These underlying funds will therefore restrict their income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of each underlying fund's gross income.

The Alternative Strategies Allocation Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income for purposes of the RIC qualification tests. The Advisor, therefore, believes it can continue to successfully operate the Fund in a manner consistent with the Fund's current investment objective by investing in certain commodities-linked structured notes.

If these underlying funds were to fail to qualify as regulated investment companies, the underlying funds would be subject to federal income tax on their net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the underlying fund's earnings and profits. If the underlying fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the underlying fund would be subject to diminished investment returns.


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

OPTIONS TRANSACTIONS BY THE FUNDS

If a call option written by a Fund expires, the amount of the premium received by a Fund for the option will be short-term capital gain to the Fund. If such an option is closed by a Fund, any gain or loss realized by a Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by a Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to a Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, a Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

Each Fund has available to it a number of elections under the Internal Revenue Code concerning the treatment of option transactions for tax purposes. A Fund will utilize the tax treatment that, in a Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by a Fund. These tax considerations may have an impact on investment decisions made by a Fund.

Each of the Domestic Equity Funds, Sector Funds, International Equity Funds, Specialty Funds, and Alternative Funds, in its operations, also will utilize options on securities indices. Options on "broad based" securities indices are classified as "non-equity options" under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any non-equity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of each of the Domestic Equity Funds, Sector Funds, International Equity Funds, Specialty Funds, and Alternative Funds, involving non equity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each of these Funds will also have available a number of elections under the Internal Revenue Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by a Fund. These tax considerations may have an impact on investment decisions made by a Fund.

BACK-UP WITHHOLDING

In certain cases a Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

OTHER ISSUES

Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds' Advisor, SGI, principal underwriter, or any affiliated person of the Funds, the Advisor, SGI, or the principal underwriter.

Information concerning the Funds' portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those Service Providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor, SGI and other Service Providers, such as the Funds' administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds' current registration statement. As of March 31, 2010, the Funds disclose portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes:

               INDIVIDUAL/ENTITY                  FREQUENCY        TIME LAG
-----------------------------------------------   ---------   ------------------
Morningstar                                        Monthly    1-10 calendar days
Lipper                                             Monthly    1-10 calendar days
Bloomberg                                          Monthly    1-10 calendar days
Thompson Financial                                Quarterly   1-10 calendar days
Standard & Poor's                                 Quarterly   1-10 calendar days
Vickers Stock Research                            Quarterly   1-10 calendar days
Institutional Shareholder Services                 Weekly     1-5 business days

The Funds' Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, SGI, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Funds' portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds' Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (E.G., stocks and bonds) held by the Funds and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Funds.

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. You receive one vote for every full Fund share owned. Each Fund or class of a Fund, if applicable, will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES

Shareholders may visit the Trust's web site at www.rydex-sgi.com or call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The Inverse S&P 500 Strategy, Mid-Cap 1.5x Strategy, Nova, S&P 500, S&P 500 Pure Growth, S&P 500 Pure Value, S&P MidCap 400 Pure Growth, S&P MidCap 400 Pure Value, S&P SmallCap 600 Pure Growth, and S&P SmallCap 600 Pure Value (the "Rydex|SGI S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") or Citigroup Global Markets, Inc. ("Citigroup"). Neither S&P nor Citigroup makes any representation, condition, warranty, express or implied, to the owners of the Rydex|SGI S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI S&P Funds particularly or the ability of the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P 500/Citigroup Pure Growth Index, S&P 500/Citigroup Pure Value Index, S&P MidCap 400/Citigroup Pure Growth Index, S&P MidCap 400/Citigroup Pure Value Index, S&P SmallCap 600/Citigroup Pure Growth Index, and the S&P SmallCap 600/Citigroup Pure Value Index (the "S&P Indices") to track general stock market performance. S&P's and Citigroup's only relationship to Rydex Investments ("Licensee") is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the Rydex|SGI S&P Funds. S&P and Citigroup have no obligation to take the needs of Licensee or the owners of the Rydex|SGI S&P Funds into consideration in determining, composing or calculating the S&P Indices. Neither S&P nor Citigroup are responsible for and have not participated in the determination of the prices and amount of the Rydex|SGI S&P Funds or the timing of the issuance or sale of the Rydex|SGI S&P Funds or in the determination or calculation of the equation by which the Rydex|SGI S&P Funds are to be converted into cash. S&P and Citigroup have no obligation or liability in connection with the administration, marketing, or trading of the Rydex|SGI S&P Funds.

S&P and Citigroup do not guarantee the accuracy and/or the completeness of the S&P Indices or any data included therein and S&P and Citigroup shall have no liability for any errors, omissions, or interruptions therein. S&P and Citigroup make no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Rydex|SGI S&P Funds, or any other person or entity from the use of the S&P Indices or any data included therein. S&P and Citigroup make no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Citigroup have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Indices or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"Standard & Poor's MidCap 400," "S&P MidCap 400," Standard & Poor's SmallCap," "S&P SmallCap 600," "S&P 500/Citigroup Pure Value," "S&P 500/Citigroup Pure Growth," "S&P MidCap 400/Citigroup Pure Value," "S&P MidCap 400/Citigroup Pure Growth," "S&P SmallCap 600/Citigroup Pure Value," and "S&P SmallCap 600/Citigroup Pure Growth" are trademarks of The McGraw-Hill Companies, Inc. and Citigroup, Inc.

DOW JONES

Dow Jones has no relationship to Rydex Investments, other than the licensing of the Dow Jones Industrial Average(SM) (DIE) Index (the "Dow Jones Index") and the related trademarks for use in connection with the Dow 2x Strategy Fund and Inverse Dow 2x Strategy Fund (the "Rydex|SGI Dow Jones Funds"), "Dow Jones," "Dow Jones Industrial Average(SM)," and "DIAS," are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

     -    Sponsor, endorse, sell or promote the Rydex|SGI Dow Jones Funds.

     - Recommend that any person invest in the Rydex|SGI Dow Jones Funds or any other securities.

     - Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Rydex|SGI Dow Jones Funds.

     - Have any responsibility or liability for the administration, management or marketing of the Rydex|SGI Dow Jones Funds.

     - Consider the needs of the Rydex|SGI Dow Jones Funds or the owners of the Rydex|SGI Dow Jones Funds in determining, composing or calculating the relevant index or have any obligation to do so.

Dow Jones will not have any liability in connection with the Rydex|SGI Dow Jones Funds. Specifically:

          - Dow Jones does not make any warranty, expressed or implied, and Dow Jones disclaims any warranty about:

               - The results to be obtained by the Rydex|SGI Dow Jones Funds, the owner of the Rydex|SGI Dow Jones Funds, or any other person in connection with the use of the Dow Jones Indices and the data included in the Dow Jones Indices;

               - The accuracy or completeness of the Dow Jones Indices and their data;

               - The merchantability and the fitness for a particular purpose or use of the Dow Jones Indices and their data;

               - Dow Jones will have no liability for any errors, omissions or interruptions in the Dow Jones Indices or their data;

               - Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between Rydex Investments and Dow Jones is solely for their benefit and not for the benefit of the owners of the Rydex|SGI Dow Jones Funds or any other third parties.

STOXX

     STOXX and its licensors (the "Licensors") have no relationship to the Rydex Investments, other than the licensing of the STOXX 50 Index and the related trademarks for use in connection with the Europe 1.25x Strategy Fund.

     STOXX AND ITS LICENSORS DO NOT:

     -    Sponsor, endorse, sell or promote the Europe 1.25x Strategy Fund.

     - Recommend that any person invest in the Europe 1.25x Strategy Fund or any other securities.

     - Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Europe 1.25x Strategy Fund.

     - Have any responsibility or liability for the administration, management or marketing of the Europe 1.25x Strategy Fund.

     - Consider the needs of the [products] or the owners of the Europe 1.25x Strategy Fund in determining, composing or calculating the [relevant index] or have any obligation to do so.

     STOXX AND ITS LICENSORS WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE EUROPE 1.25X STRATEGY FUND. SPECIFICALLY,

     - STOXX AND ITS LICENSORS DO NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED AND DISCLAIM ANY AND ALL WARRANTY ABOUT:

          - THE RESULTS TO BE OBTAINED BY THE EUROPE 1.25X STRATEGY FUND, THE OWNER OF THE EUROPE 1.25X STRATEGY FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE STOXX 50 INDEX AND THE DATA INCLUDED IN THE STOXX 50 INDEX;

          -    THE ACCURACY OR COMPLETENESS OF THE STOXX 50 INDEX AND ITS DATA;

          - THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE STOXX 50 INDEX AND ITS DATA;

     - STOXX AND ITS LICENSORS WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE STOXX 50 INDEX OR ITS DATA;

     - UNDER NO CIRCUMSTANCES WILL STOXX OR ITS LICENSORS BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF STOXX OR ITS LICENSORS KNOWS THAT THEY MIGHT OCCUR.

     THE LICENSING AGREEMENT BETWEEN THE RYDEX INVESTMENTS AND STOXX IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE EUROPE 1.25X STRATEGY FUND OR ANY OTHER THIRD PARTIES.

THE NASDAQ OMX GROUP, INC.

The Inverse NASDAQ-100(R) Strategy and NASDAQ-100(R) Funds (the "Rydex|SGI NASDAQ Funds") are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX Group, Inc., with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Rydex|SGI NASDAQ Funds. The Corporations make no representation or warranty, express or implied to the owners of the Rydex|SGI NASDAQ Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI NASDAQ Funds particularly, or the ability of the NASDAQ-100 Index(R) to track general stock market performance. The Corporations' only relationship to Rydex Investments ("Licensee") is in the licensing of the NASDAQ(R), NASDAQ-100(R), and NASDAQ-100 Index(R) registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Rydex|SGI NASDAQ Funds. The Corporations have no obligation to take the needs of the Licensee or the owners of the Rydex|SGI NASDAQ Funds into consideration in determining, composing or calculating the NASDAQ-100 Index(R). The Corporations are not responsible for and have not participated in the determiniation of the timing of, prices at, or quantities of the Rydex|SGI NASDAQ Funds to be issued or in the determination or calculation of the equation by which the Rydex|SGI NASDAQ Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Rydex|SGI NASDAQ Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE RYDEX|SGI NASDAQ FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY

DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF SUCH DAMAGES.

NIKKEI INC.

Nikkei Inc. (the "Nikkei") does not sponsor, endorse, sell or promote any Rydex|SGI Fund and makes no representation or warranty, implied or express, to the investors in the Japan 2x Strategy Fund, or any members of the public, regarding:

     -    The advisability of investing in index funds;

     -    The ability of any index to track stock market performance;

     - The accuracy and/or the completeness of the aforementioned index or any data included therein;

     - The results to be obtained by the Fund, the investors in the Fund, or any person or entity from the use of the index or data included therein; and

     - The merchantability or fitness for a particular purpose for use with respect to the index or any data included therein.

Further, the Index Publisher does not:

     - Recommend that any person invest in the Japan 2x Strategy Fund or any other securities;

     - Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Japan 2x Strategy Fund;

     - Have any responsibility or liability for the administration, management or marketing of the Japan 2x Strategy Fund;

     - Consider the needs of the Japan 2x Strategy Fund or the investors in the Japan 2x Strategy Fund in determining, composing or calculating the index or has any obligation to do so;

     - Have any liability in connection with the Japan 2x Strategy Fund or for any errors, omissions or interruptions in connection with the index or the related data;

     - Have any liability for any lost profits or indirect punitive, special or consequential damages or losses, even if the Nikkei knows that they might occur.

FRANK RUSSELL COMPANY

The Inverse Russell 2000(R) Strategy, Russell 2000(R) and Russell 2000(R) 1.5x Strategy Funds (the "Rydex|SGI Russell Funds") are not sponsored or endorsed by, nor in any way affiliated with Frank Russell Company ("Russell"). Russell is not responsible for and has not reviewed the Russell Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R) Index (the "Russell Index") which is a trademark/service mark of Russell. Russell has no obligation to take the needs of any of the Rydex|SGI Russell Funds or their participants or any other product or person into consideration in determining, composing or calculating the Russell Index.

Russell's publication of the Russell Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Index is based.

Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Index or any data included in the Russell Index. Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell Index or any data included therein, or any security (or combination thereof) comprising the Russell Index. Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Index or any data or any security (or combination thereof) included therein.

Russell(R) is a trademark of the Frank Russell Company.

ICE FUTURES U.S., INC.

The Strengthening Dollar 2x Strategy and Weakening Dollar 2x Strategy Funds (the "Products") are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. ("ICE Futures"). ICE Futures makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the U.S. Dollar Index(R), to track market performance of either Product. ICE Futures' only relationship to Rydex Investments ("Licensee") is the licensing of certain names and marks and of the U.S. Dollar Index(R), which is determined, composed and calculated without regard to the Licensee or the Products. ICE Futures has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing or calculating the U.S. Dollar Index(R). ICE Futures is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of interests in the Products. ICE Futures has no obligation or liability in connection with the administration, purchase, sale marketing, promotion or trading of the Products.

Ice Futures does not guarantee the accuracy and/or the completeness of the U.S. Dollar Index(R) or any data included therein. Ice Futures makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Products, or any other person or entity from the use of the U.S. Dollar Index(R) or any data included therein in connection with the rights licensed hereunder, in connection with the purchase, sale or trading of any Product, or for any other use. Ice Futures makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the U.S. Dollar Index(R) or nay data included therein. Without limiting any of the foregoing, in no event shall Ice Futures have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, D.C. 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, serves as the independent registered public accounting firm to the Trust and each of the Funds.

CUSTODIAN

U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Funds' audited financial statements for the fiscal year ended March 31, 2010, including notes thereto and the reports of Ernst & Young LLP, an independent registered public accounting firm, are incorporated by reference into this SAI. A copy of the Funds' 2010 Annual Reports to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

AAA - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

CAA - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   APPENDIX B

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION

Rydex Advisors, LLC and Rydex Advisors II, LLC, together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

          - Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

          - Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

          - Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II. PROXY VOTING POLICIES AND PROCEDURES

A. Proxy Voting Policies

Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III below.

B. Proxy Voting Procedures

Rydex Investments utilizes the services of an outside proxy voting firm, Institutional Shareholder Services ("ISS"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, ISS will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with ISS, Rydex Investments has agreed to:

     - Provide ISS with a copy of the Guidelines and to inform ISS promptly of any changes to the Guidelines;

     - Deliver to ISS, on a timely basis, all documents, information and materials necessary to enable ISS to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to ISS a power of attorney with respect to the services to be provided hereunder and providing ISS on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by ISS of its duties);

     - Provide ISS with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

     - Coordinate with ISS with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III. RESOLVING POTENTIAL CONFLICTS OF INTEREST

The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

     - Managing a pension plan for a company whose management is soliciting proxies;

     - Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

     - Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct ISS to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

     - REFER PROPOSAL TO THE CLIENT -- Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

     - OBTAIN CLIENT RATIFICATION -- If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

     - USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS -- Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or a similar entity (or to have the third party vote such proxies).

     - USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT -- Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as ISS) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV. SECURITIES SUBJECT TO LENDING ARRANGEMENTS

For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V. SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI. SHARES OF REGISTERED INVESTMENT COMPANIES (FUND OF FUNDS)

Certain funds are structured as fund of funds and invest their assets primarily in other underlying funds (the "Funds of Funds"). The Funds of Funds will vote their shares in the underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (also called "mirror" or "echo" voting).

VII. ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or ISS as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

     (i)  The name of the issuer of the portfolio security;

     (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

     (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

     (iv) The shareholder meeting date;

     (v)  A brief identification of the matter voted on;

     (vi) Whether the matter was proposed by the issuer or by a security holder;

     (vii) Whether Rydex Investments (or ISS as its agent) cast the client's vote on the matter;

     (viii) How Rydex Investments (or ISS as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and

     (ix) Whether Rydex Investments (or ISS as its agent) cast the client's vote for or against management.

VIII. DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

IX. RECORDKEEPING

Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     (i)  A copy of this Policy;

     (ii) Proxy Statements received regarding client securities;

     (iii) Records of votes cast on behalf of clients;

     (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

     (v)  Records of client requests for proxy voting information.

With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as ISS, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES
                             PROXY VOTING GUIDELINES

Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A. Director Nominees in Uncontested Elections                       Vote With Mgt.
B. Chairman and CEO is the Same Person                              Vote With Mgt.
C. Majority of Independent Directors                                Vote With Mgt.
D. Stock Ownership Requirements                                     Vote With Mgt.
E. Limit Tenure of Outside Directors                                Vote With Mgt.
F. Director and Officer Indemnification and Liability Protection    Vote With Mgt.
G. Eliminate or Restrict Charitable Contributions                   Vote With Mgt.

PROXY CONTESTS

A. Voting for Director Nominees in Contested Election               Vote With Mgt.
B. Reimburse Proxy Solicitation                                     Vote With Mgt.

AUDITORS

A. Ratifying Auditors                                               Vote With Mgt.

PROXY CONTEST DEFENSES

A. Board Structure -- Classified Board                              Vote With Mgt.
B. Cumulative Voting                                                Vote With Mgt.
C. Shareholder Ability to Call Special Meetings                     Vote With Mgt.

TENDER OFFER DEFENSES

A. Submit Poison Pill for shareholder ratification                  Case-by-Case
B. Fair Price Provisions                                            Vote With Mgt.
C. Supermajority Shareholder Vote Requirement                       Vote With Mgt.
      To Amend the Charter or Bylaws
D. Supermajority Shareholder Vote Requirement                       Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A. Confidential Voting                                              Vote With Mgt.
B. Equal Access                                                     Vote With Mgt.
C. Bundled Proposals                                                Vote With Mgt.

CAPITAL STRUCTURE

A. Common Stock Authorization                                       Vote With Mgt.
B. Stock Splits                                                     Vote With Mgt.
C. Reverse Stock Splits                                             Vote With Mgt.
D. Preemptive Rights                                                Vote With Mgt.
E. Share Repurchase Programs                                        Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A. Shareholder Proposals to Limit Executive and Directors Pay       Case-by-Case
B. Shareholder Ratification of Golden and Tin Parachutes            Vote With Mgt.
C. Employee Stock Ownership Plans                                   Vote With Mgt.
D. 401(k) Employee Benefit Plans                                    Vote With Mgt.

STATE OF INCORPORATION

A. Voting on State Takeover Plans                                   Vote With Mgt.
B. Voting on Reincorporation Proposals                              Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A. Mergers and Acquisitions                                         Case-by-Case
B. Corporate Restructuring                                          Vote With Mgt.
C. Spin-Offs                                                        Vote With Mgt.
D. Liquidations                                                     Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A. Issues with Social/Moral Implications                            Vote With Mgt.

                                   APPENDIX C

                         SECURITY GLOBAL INVESTORS, LLC
                             SECURITY INVESTORS, LLC
                           SECURITY FUNDS PROXY VOTING
                              POLICY AND PROCEDURES
                                  June 15, 2007

GENERAL POLICY

     As an investment adviser, the Firm must treat voting rights as to securities held in clients' portfolios in a manner that is in those clients' best interests.(5)

1.   COMPLIANCE PROCEDURES

     The Proxy Voting Guidelines, attached as Exhibit A to these Proxy Voting Policies and Procedures, set forth the guidelines that the Firm uses in voting specific proposals. However, the vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of the client. If a proposal is voted in a manner different than set forth in the Proxy Voting Guidelines, the reasons therefore shall be documented in writing. The manner in which specific proposals are to be voted, may differ based on the type of client account. For example, a specific proposal may be considered on a case-by-case basis for socially aware client accounts, while all other accounts may always vote in favor of the proposal.

     The Firm has delegated to an independent third party (the "Service Provider"), the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines. The Service Provider notifies the Firm of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e. proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which the Firm has indicated that a decision will be made on a case-by-case basis).

     Proposals which are either not addressed in the Proxy Voting Guidelines, or which are indicated to be voted case-by-case, are sent by the Service Provider to the Firm's compliance officer. If the compliance officer determines that there is no material conflict of interest, the proposal is forwarded to the applicable portfolio manager and is voted in accordance with his or her recommendation.(6) Proposals where it is determined that the Firm does have a material conflict of interest are handled as described in Section 2.

2.   MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION

     The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide investment management services to accounts owned or controlled by

----------
(5) Note: only separate account clients and the Funds - and not investors in those Funds - are considered the Firm's clients.

(6) Any activity or function assigned to the Firm's compliance officer under these procedures may be performed by one or more associates reporting to the compliance officer.

     companies whose management is soliciting proxies. The Firm or its affiliates may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Determination of whether there is a material conflict of interest between the Firm and a client due to (a) the provision of services or products by the Firm or a Firm affiliate to the company on whose behalf proxies are being solicited,
     (b) personal relationships that may exist between personnel of the Firm or its affiliates and proponents of a proxy issue or (c) any other matter or thing, shall be made by the Firm's compliance officer. The compliance officer may consult with the Law Department regarding any potential conflict of interest.

     If a material conflict of interest is determined to exist, it may be resolved in any of the following ways:

     (a) Following the vote recommendation of an independent fiduciary appointed for that purpose.

     (b)  Voting pursuant to client direction.(7)

     (c)  Abstaining.

     (d) Disclosing the conflict to the client and obtaining their consent prior to voting.(8)

     (e) Voting according to a pre-determined policy as set forth in the Proxy Voting Guidelines.

     The method selected by the Firm to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

-    3. RESPONSIBILITY AND OVERSIGHT

     It is the responsibility of the Firm's compliance officer to monitor the proxy voting process. The compliance officer may designate an employee to carry out the day-to-day functions of tracking compliance with these Proxy Voting Policies and Procedures.

     Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client has delegated voting discretion to the Firm, the client must instruct its custodian bank to deliver all relevant voting material to the Firm.

-    4. UNDUE INFLUENCE

     If at any time any person involved in the Firm's proxy voting process is pressured or lobbied either by the Firm's personnel or affiliates or third parties with respect to a particular proposal, he or she should provide information regarding such activity to the Firm's compliance officer, or in his or her absence, to the Law Department. A determination will then be made regarding this information, keeping in mind the Firm's duty of loyalty and care to its clients.

-    5. RECORDKEEPING AND DISCLOSURE

     The Firm will maintain the following records relating to proxy votes cast under these policies and procedures:

----------
(7) With respect to an investment company client, the direction of the Fund's Board, or a committee thereof, will be deemed to be "client direction."

(8) With respect to an investment company client, it will be sufficient to disclose the conflict to the Fund's Board, or a committee thereof, and to obtain the consent of such Board or committee.

     (a)  A copy of these policies and procedures.

     (b) A copy of each proxy statement the Firm receives regarding client securities.

     (c)  A record of each vote cast by the Firm on behalf of a client.

     (d) A copy of any document created by the Firm's personnel that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

     (e) A copy of each written client request for information on how the Firm voted proxies on behalf of the client, and a copy of any written response by the Firm to any client request (regardless of whether such client request was written or oral) for information on how the Firm voted proxies on behalf of the requesting client.

     The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Firm may rely on one or more third parties to make and retain the records referred to in items (b) and (c) above.

     The Firm provides clients with a copy of its Proxy Voting Policies and Procedures, including the Proxy Voting Guidelines, upon written request. The Firm will make specific client information relating to proxy voting available to a client upon written request.

-    6. SPECIAL SITUATIONS

In certain situations, the Firm may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING. Various accounts over which the Firm has proxy voting discretion participate in securities lending programs. Because title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. Efforts to recall loaned securities are not always effective. However, the Firm reserves the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

SHARE BLOCKING. In certain countries the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question ("share blocking"). The portfolio manager retains the final authority to determine whether to block the shares in the client's account or to forego voting the shares.

LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY OR EXCESSIVE COSTS. The Firm may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely manner may prevent analysis or entry of a vote by voting deadlines. The Firm's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the client.

                                   APPENDIX D

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of July 9, 2010 the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. Persons owing of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act.

ADVISOR-CLASS SHARES


                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
BANKING                           PERSHING LLC                             P.O. BOX 2052                                      5.19%
                                                                           JERSEY CITY, NJ 07303-9998
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB C/O IPO    P.O. BOX 182029
BANKING                           PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                           16.88%
------------------------------------------------------------------------------------------------------------------------------------
                                  HLP FAMILY LIMITED PARTNERSHIP ATTN      45 SOUTH PEAK
BANKING                           HENRY AND KAREN PRITCHETT                LAGUNA NIGUEL, CA 92677                            5.36%
------------------------------------------------------------------------------------------------------------------------------------
                                  INVESTCO LTD A TEXAS LIMITED             6919 S. STEELE ST.
BANKING                           PARTNERSHIP                              LITTLETON, CO 80122                                5.40%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           1801 BROADWAY
                                                                           SUITE 900
BANKING                           CREDO PETROLEUM CORP                     DENVER,CO 80202                                    5.41%
------------------------------------------------------------------------------------------------------------------------------------
                                  PRUDENTIAL INVESTMENT MANAGEMENT         MAILSTOP NJ-05-11-20
BASIC                             SERVICES  FBO MUTUAL FUND CLIENTS        100 MULBERRY STREET
MATERIALS                         ATTN: PRUCHOICE UNIT                     NEWARK, NJ 07102                                   5.69%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           235 ST CHARLES WAY
                                                                           SUITE 100
BASIC MATERIALS                   COUNSEL TRUST CO FBO                     YORK, PA 17402                                     6.11%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB /O IPO     P.O. BOX 182029
BASIC MATERIALS                   PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                            30.07%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE EXCLUSIVE      P.O. BOX 2226
BASIC MATERIALS                   BENEFIT OF OUR CLIENTS                   OMAHA NE 68103-2226                               11.18%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP FOR
                                  EXCLUSIVE BENEFIT OF OUR CUSTOMERS       200 LIBERTY STREET
BIOTECHNOLOGY                     RUSS LENNON                              NEW YORK, NY 10281                                19.66%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB  C/O IPO   P.O. BOX 182029
BIOTECHNOLOGY                     PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                           19.66%
------------------------------------------------------------------------------------------------------------------------------------

                                  TD AMERITRADE INC FOR THE EXCLUSIVE      P.O. BOX 2226
BIOTECHNOLOGY                     BENEFIT OF OUR CLIENTS                   OMAHA NE 68103-2226                               22.33%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB SPECIAL CUSTODY ACCOUNT -         E 101 MONTGOMERY STREET
BIOTECHNOLOGY                     REINV FOR BENEFIT OF CUSTOMERS           SAN FRANCISCO, CA 94104-4122                      10.25%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB  C/O IPO   P.O. BOX 182029
CONSUMER PRODUCTS                 PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                            7.56%
------------------------------------------------------------------------------------------------------------------------------------

                                      D-1


                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------

                                  TD AMERITRADE INC FOR THE EXCLUSIVE      PO BOX 2226
CONSUMER PRODUCTS                 BENEFIT OF OUR CLIENTS                   OMAHA NE 68103-2226                                5.96%
------------------------------------------------------------------------------------------------------------------------------------
                                  GENWORTH FINANCIAL TRUST COMPANY FBO     3200 N CENTRAL
                                  GENWORTH FINANCIAL ASSET MGMT, INC.      SUITE 612
CONSUMER PRODUCTS                 FBO THEIR MUTUAL CLIENTS                 PHOENIX, AZ 85012                                  6.06%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           235 ST CHARLES WAY
                                                                           SUITE 100
ELECTRONICS                       COUNSEL TRUST CO FBO                     YORK, PA 17402                                     7.50%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB C/O IPO    P.O. BOX 182029
ELECTRONICS                       PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                           38.43%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           PO BOX 6503
ELECTRONICS                       TRUST COMPANY OF AMERICA                 ENGLEWOOD, CO 80112                               32.53%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB C/O IPO    P.O. BOX 182029
ENERGY SERVICES                   PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                           26.43%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE EXCLUSIVE      PO BOX 2226
ENERGY SERVICES                   BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                              27.21%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB C/O IPO    P.O. BOX 182029
ENERGY                            PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                           29.61%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           235 ST CHARLES WAY
                                                                           SUITE 100
FINANCIAL SERVICES                COUNSEL TRUST CO FBO FTJFC               YORK, PA 17402                                    13.30%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB C/O IPO    P.O. BOX 182029
FINANCIAL SERVICES                PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                           34.71%
------------------------------------------------------------------------------------------------------------------------------------
                                  GENWORTH FINANCIAL TRUST COMPANY FBO     3200 N CENTRAL
                                  GENWORTH FINANCIAL ASSET MGMT, INC.      SUITE 612
FINANCIAL SERVICES                FBO  THEIR MUTUAL CLIENTS                PHOENIX, AZ 85012                                 13.81%
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT LONG BOND 1.2x         TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
STRATEGY                          BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                              27.36%
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT LONG BOND 1.2x                                                  P O BOX 6503
STRATEGY                          TRUST COMPANY OF AMERICA                 ENGLEWOOD, CO 80112                                5.46%
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT LONG BOND 1.2x                                                  PO BOX 6503
STRATEGY                          TRUST COMPANY OF AMERICA                 ENGLEWOOD, CO 80155                               44.02%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
HEALTH CARE                       RUSS LENNON                              NEW YORK, NY 10281                                 9.87%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           235 ST CHARLES WAY
                                  COUNSEL TRUST CO FBO                     SUITE 100
HEALTH CARE                       FTJFC                                    YORK, PA 17402                                     5.12%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB  C/O IPO   P.O. BOX 182029
HEALTH CARE                       PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                           40.28%
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                  GENWORTH FINANCIAL TRUST COMPANY FBO     3200 N CENTRAL
                                  GENWORTH FINANCIAL ASSET MGMT, INC.      SUITE 612
HEALTH CARE                       FBO  THEIR MUTUAL CLIENTS                PHOENIX, AZ 85012                                 13.29%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB  C/O IPO   P.O. BOX 182029
INTERNET                          PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                           23.07%
------------------------------------------------------------------------------------------------------------------------------------
INVERSE GOVERNMENT LONG BOND                                               800 NICOLLET MALL 8th STREET
STRATEGY                          PIPER JAFFRAY                            MINNEAPOLIS, MN 55402                              5.62%
------------------------------------------------------------------------------------------------------------------------------------
INVERSE GOVERNMENT LONG BOND                                               800 NICOLLET MALL 8th STREET
STRATEGY                          PIPER JAFFRAY                            MINNEAPOLIS, MN 55402                              5.65%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           235 ST CHARLES WAY
                                                                           SUITE 100
INVERSE S&P 500 STRATEGY          COUNSEL TRUST CO FBO FTJFC               YORK, PA 17402                                    11.24%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           PO BOX 6503
INVERSE S&P 500 STRATEGY          TRUST COMPANY OF AMERICA                 ENGLEWOOD, CO 80155                                6.18%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           235 ST CHARLES WAY
                                                                           SUITE 100
LEISURE                           COUNSEL TRUST CO FBO  FTJFC              YORK, PA 17402                                     8.62%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB  C/O IPO   P.O. BOX 182029
LEISURE                           PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                            6.47%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
LEISURE                           BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                              62.93%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB  C/O IPO   P.O. BOX 182029
NASDAQ-100(R)                       PORTFOLIO ACCOUNTING                   COLUMBUS, OH 43218-2029                           10.11%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P O BOX 6503
NASDAQ-100(R)                     TRUST COMPANY OF AMERICA                 ENGLEWOOD, CO 80112                               79.00%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB  C/O IPO   P.O. BOX 182029
NOVA                              PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                           37.34%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
NOVA                              BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                               7.00%
------------------------------------------------------------------------------------------------------------------------------------
                                  DORRANCE H. GUY FAMILY TRUST  WILLIAM    201 ASPEN LOOP
NOVA                              L DICKEY, TRUSTEE                        ALEDO, TX 76008                                    6.28%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
PRECIOUS METALS                   RUSS LENNON                              NEW YORK, NY 10281                                 5.67%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB  C/O IPO   P.O. BOX 182029
PRECIOUS METALS                   PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                            7.69%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
PRECIOUS METALS                   BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                               8.02%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P O BOX 6503
PRECIOUS METALS                   TRUST COMPANY OF AMERICA                 ENGLEWOOD, CO 80112                               14.84%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           PO BOX 6503
PRECIOUS METALS                   TRUST COMPANY OF AMERICA CUST            ENGLEWOOD, CO 80120                                6.39%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           PO BOX 6503
PRECIOUS METALS                   TRUST COMPANY OF AMERICA                 ENGLEWOOD, CO 80155                               19.32%
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                                                           235 ST CHARLES WAY
                                                                           SUITE 100
RETAILING                         COUNSEL TRUST CO FBO FTJFC               YORK, PA 17402                                     9.20%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB  C/O IPO   P.O. BOX 182029
RETAILING                         PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                           10.93%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           235 ST CHARLES WAY
                                                                           SUITE 100
TECHNOLOGY                        COUNSEL TRUST CO FBO FTJFC               YORK, PA 17402                                    61.23%
------------------------------------------------------------------------------------------------------------------------------------
                                  COUNSEL TRUST DBA MATC FBO FTJFC         1251 WATERFRONT PLACE SUITE 525
TECHNOLOGY                        QUALIFIED                                PITTSBURGH, PA 15222                              25.67%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB  C/O IPO   P.O. BOX 182029
TECHNOLOGY                        PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                            5.65%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
TELECOMMUNICATIONS                RUSS LENNON                              NEW YORK, NY 10281                                12.79%
------------------------------------------------------------------------------------------------------------------------------------
                                  PERSHING LLC                             P.O. BOX 2052
TELECOMMUNICATIONS                P.O. BOX 2052                            JERSEY CITY, NJ 07303-9998                         7.65%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P.O. BOX 2052
TELECOMMUNICATIONS                PERSHING LLC                             JERSEY CITY, NJ 07303-9998                         5.70%
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                PERSHING LLC  P.O. BOX 2052              JERSEY CITY, NJ 07303-9998                        26.82%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
TELECOMMUNICATIONS                REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                       6.88%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           235 ST CHARLES WAY
                                                                           SUITE 100
TRANSPORTATION                    COUNSEL TRUST CO FBO  FTJFC              YORK, PA 17402                                    13.50%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB  C/O IPO   P.O. BOX 182029
TRANSPORTATION                    PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                           10.75%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE EXCLUSIVE      PO BOX 2226
TRANSPORTATION                    BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                              10.36%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P O BOX 6503
TRANSPORTATION                    TRUST COMPANY OF AMERICA                 ENGLEWOOD, CO 80112                                8.07%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SERVICES, LLC. FOR
                                  THE EXCLUSIVE BENEFIT OF: OUR            200 LIBERTY STREET
                                  CUSTOMERS  ATTN.: MUTUAL FUND DEPT.      1 WORLD FINANCIAL CENTER
US GOVERNMENT MONEY MARKET        (5TH FLR)                                NEW YORK, NY 10281                                20.56%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           PO BOX 6503
US GOVERNMENT MONEY MARKET        TRUST COMPANY OF AMERICA                 ENGLEWOOD, CO 80155                                7.63%
------------------------------------------------------------------------------------------------------------------------------------
                                  GENWORTH FINANCIAL TRUST COMPANY FBO     3200 N CENTRAL
                                  GENWORTH FINANCIAL ASSET MGMT, INC.      SUITE 612
US GOVERNMENT MONEY MARKET        FBO  THEIR MUTUAL CLIENTS                PHOENIX, AZ 85012                                 24.29%
------------------------------------------------------------------------------------------------------------------------------------

                                       D-4


                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB  C/O IPO   P.O. BOX 182029
UTILITIES                         PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                           18.76%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9800 FREDERICKSBURG ROAD
UTILITIES                         USAA INVESTMENT MANAGEMENT CO            SAN ANTONIO, TX  78288                             9.60%
------------------------------------------------------------------------------------------------------------------------------------
                                  GENWORTH FINANCIAL TRUST COMPANY FBO     3200 N CENTRAL
                                  GENWORTH FINANCIAL ASSET MGMT, INC.      SUITE 612
UTILITIES                         FBO  THEIR MUTUAL CLIENTS                PHOENIX, AZ 85012                                 12.38%
------------------------------------------------------------------------------------------------------------------------------------
                                  2000 HAZEN FAMILY TRUST  SANDRA E
RETAILING                         HAZEN TTEE  DTD 6/01/2000                SAN CLEMENTE, CA 92672                             5.08%
------------------------------------------------------------------------------------------------------------------------------------
                                  2000 HAZEN FAMILY TRUST  SANDRA E
BANKING                           HAZEN TTEE  DTD 6/01/2000                SAN CLEMENTE, CA 92672                             7.68%
------------------------------------------------------------------------------------------------------------------------------------
BANKING                           JAMES T HUFFMAN                          LITTLETON, CO 80122                                5.62%
------------------------------------------------------------------------------------------------------------------------------------
BANKING                           WILLIAM LOPER  AND ANN LOPER             VAIL, CO 81657                                     5.00%
------------------------------------------------------------------------------------------------------------------------------------
                                  2000 HAZEN FAMILY TRUST  SANDRA E
INTERNET                          HAZEN TTEE  DTD 6/01/2000                SAN CLEMENTE, CA 92672                             6.29%
------------------------------------------------------------------------------------------------------------------------------------

C-CLASS SHARES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
BANKING                           FIRST CLEARING, LLC
                                  DANIEL E CLARK (IRA)                     1 CLIFF COURT EXT SOUTHERN
                                  FCC AS CUSTODIAN                         PNES, NC 28387-6480                                5.12%
------------------------------------------------------------------------------------------------------------------------------------
                                  FIRST CLEARING, LLC
                                  HUGH BRYAN NOAH (IRA)                    916 ROCKFORD RD.
BANKING                           FCC AS CUSTODIAN                         HIGH POINT, NC 27262-4655                          5.78%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E 101 MONTGOMERY STREET
BASIC MATERIALS                   REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                       5.17%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P.O. BOX 2052
CONSUMER PRODUCTS                 PERSHING LLC                             JERSEY CITY, NJ 07303-9998                         6.72%
------------------------------------------------------------------------------------------------------------------------------------
                                  FIRST CLEARING, LLC                      23 MAYHEW AVENUE
EQUITY MARKET NEUTRAL             DONALD T FALLATI                         LARCHMONT, NY 10538-2743                           8.24%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           PO BOX 2226
FINANCIAL SERVICES                AMERITRADE INC                           OMAHA, NE  68103-2226                              5.92%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
FINANCIAL SERVICES                REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      15.19%
------------------------------------------------------------------------------------------------------------------------------------
                                  FIRST CLEARING, LLC                      407 WEBSTER
GLOBAL 130/30 STRATEGY            SUZANNE A BERKEY IRREVOCABLE  TRUST TR   PITTSBURG, KS  66762-5542                          6.63%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           IRA OF CORYDON DUNHAM JR
                                  NFS LLC FEBO  JPMORGAN CHASE BANK TRAD   58 INDIAN HEAD RD
HIGH YIELD STRATEGY               CUST                                     RIVERSIDE, CT 06878                                6.65%
------------------------------------------------------------------------------------------------------------------------------------
                                  CHARLES SCHWAB & CO INC  SPECIAL
                                  CUSTODY A/C FBO CUSTOMERS  ATTN MUTUAL   101 MONTGOMERY STREET
INTERNATIONAL LONG SHORT SELECT   FUNDS                                    SAN FRANCISCO, CA 94104-4122                       5.61%
------------------------------------------------------------------------------------------------------------------------------------
INTERNET                                                                   10 SONNETT DR
                                  NFS LLC FEBO  ROBERT M BOTSFORD          EAST GREENWICH, RI 02818                           5.91%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P.O. BOX 2052
INTERNET                          PERSHING LLC                             JERSEY CITY, NJ 07303-9998                         5.49%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           A PARTNERSHIP
                                                                           2828 HOOD ST
                                                                           APT 902
INVERSE HIGH YIELD STRATEGY       NFS LLC FEBO  BEARING FUND LP            DALLAS, TX 75219-7808                             34.17%
------------------------------------------------------------------------------------------------------------------------------------
                                  STIFEL NICOLAUS & CO INC  STEPHEN F      501 NORTH BROADWAY
INVERSE HIGH YIELD STRATEGY       JUSICK IRA                               ST LOUIS, MO  63102                               13.03%
------------------------------------------------------------------------------------------------------------------------------------
                                  FIRST CLEARING, LLC
                                  THOMAS L. BARTELT FBO                    PO BOX 508
INVERSE MID-CAP STRATEGY          THOMAS L. BARTELT PSP                    KEWASKUM, WI 53040-0508                            9.76%
------------------------------------------------------------------------------------------------------------------------------------
                                  FIRST CLEARING, LLC
                                  ARLENE BUSSARD IRA                       8072 N 53RD ST
INVERSE MID-CAP STRATEGY          FCC AS CUSTODIAN                         BROWN DEER, WI 53223-3624                          7.80%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           2801 MARKET STREET
JAPAN 2x STRATEGY                 FIRST CLEARING, LLC                      SAINT LOUIS, MO 63103                             14.14%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           2801 MARKET STREET
JAPAN 2x STRATEGY                 FIRST CLEARING, LLC                      SAINT LOUIS, MO 63103                              6.62%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           PO BOX 2226
JAPAN 2x STRATEGY                 AMERITRADE INC                           OMAHA, NE  68103-2226                              6.98%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
MID-CAP 1.5x STRATEGY             REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                       6.10%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           M CHEHEBAR, I SHEHEBAR TTEE
                                                                           U/A  12/12/88
                                  NFS LLC FEBO                             433 AVE T
RETAILING                         JACKSON FAMILY TRUST                     BROOKLYN, NY 11223                                35.34%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ELLIOT J CHEHEBAR UTMA NY
                                  NFS LLC FEBO                             433 AVE T
RETAILING                         JACK CHEHEBAR CUST                       BROOKLYN, NY 11223                                 5.30%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           REUBEN CHEHEBAR UTMA NY
                                  NFS LLC FEBO                             433 AVE T
RETAILING                         JACK CHEHEBAR CUST                       BROOKLYN, NY 11223                                 5.30%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P. O. BOX 2052
RUSSELL 2000(R) 1.5x STRATEGY     PERSHING LLC                             JERSEY CITY, NJ 07303-9998                         5.27%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM E 101
RUSSELL 2000(R) 1.5x                SCHWAB  SPECIAL CUSTODY ACCOUNT -      MONTGOMERY STREET
STRATEGY                          REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                       6.17%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           FBO MICHAEL MCCLUNG
                                                                           1400 CEDAR SPRINGS DR
S&P 500 PURE VALUE                NFS LLC FEBO  NFS/FMTC IRA               PROSPER, TX 75078                                  5.62%
------------------------------------------------------------------------------------------------------------------------------------
                                  FIRST CLEARING, LLC
                                  JULIA MCGUIRE IRA                        2702 27TH ST
S&P 500 PURE VALUE                FCC AS CUSTODIAN                         SOUTH FARGO, ND 58103-5035                         8.24%
------------------------------------------------------------------------------------------------------------------------------------
                                  FIRST CLEARING, LLC                      5615 ST PAUL
S&P 500 PURE VALUE                LINDA A EVANS                            BELLAIRE, TX 77401-2614                            5.54%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           625 MARQUETTE AVE S 13TH FL
S&P 500 PURE VALUE                WELLS FARGO INVESTMENTS LLC              MINNEAPOLIS, MN 55402                              8.54%
------------------------------------------------------------------------------------------------------------------------------------
                                  FIRST CLEARING, LLC
                                  RUSSEL P RUDDEN IRA                      39 WILLOW AVE BOX 179
S&P SMALLCAP 600 PURE GROWTH      FCC AS CUSTODIAN                         ROSS, CA 94957-0179                                5.36%
------------------------------------------------------------------------------------------------------------------------------------
                                  FIRST CLEARING, LLC
                                  PHILLIP S HOFFSPIEGEL IRA                18512 W VERDIN RD
S&P SMALLCAP 600 PURE GROWTH      FCC AS CUSTODIAN                         GOODYEAR, AZ  85338-5082                           5.64%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                  FIRST CLEARING, LLC
                                  THOMAS TAIT  &                           6807 N PEPPER TREE LN
TELECOMMUNICATIONS                PATRICIA E TAIT JT WROS                  PARADISE VLY, AZ 85253-3346                       11.89%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           CHERYL A ZICKLERTTEE
                                                                           U/A 10/15/2003
                                  NFS LLC FEBO                             490 SABAL WAY
WEAKENING DOLLAR 2x STRATEGY      DAVID GOLDSTEIN TRUST                    WESTON, FL 33326                                   5.66%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           CHERYL A ZICKLERTTEE
                                                                           U/A 10/15/2003
                                  NFS LLC FEBO                             490 SABAL WAY
WEAKENING DOLLAR 2x STRATEGY      JOSHUA GOLDSTEIN TRUST                   WESTON, FL 33326                                   5.66%
------------------------------------------------------------------------------------------------------------------------------------
                                  CITIGROUP GLOBAL MARKETS                 333 W. 34TH STREET - 3RD FL
WEAKENING DOLLAR 2x STRATEGY      INC.                                     NEWYORK, NEW YORK 10001                            6.94%
------------------------------------------------------------------------------------------------------------------------------------
EUROPE 1.25x STRATEGY             MARY ANN CONDRY  ACCOUNT B               KNOXVILLE, TN 37922                                8.97%
------------------------------------------------------------------------------------------------------------------------------------
                                  ROBERT R MASHBURN  OR VIRGINIA M
EUROPE 1.25x STRATEGY             MASHBURN                                 KNOXVILLE, TN 37919                                5.72%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           DAVID BENDITZ
ENERGY SERVICES                   MSSB FBO                                 THE WOODLANDS, TX 77381-2628                       5.80%
------------------------------------------------------------------------------------------------------------------------------------
                                  WARNER ROBINS SUPPLY PSP  GERALD
ELECTRONICS                       SHEPHERD TTEE                            WARNER ROBINS, GA 31099                            6.51%
------------------------------------------------------------------------------------------------------------------------------------
INVERSE RUSSELL 2000(R) STRATEGY    SCOTT W KLEIN (RIRA)                     WATERFORD, MI 48329                              8.62%
------------------------------------------------------------------------------------------------------------------------------------
                                  HILLIARD LYONS CUST FOR
S&P 500 PURE VALUE                RONALD W BORKOWSKI  IRA                  LEXINGTON, KY  40509-2922                          5.94%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 PURE GROWTH               HENRY H BOHLMAN (IRA)                    SHAKER HEIGHTS, OH 44122-2978                     10.23%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 PURE GROWTH               HENRY BAELE (RIRA)                       HIGHLAND HEIGHTS, OH 44143                         7.36%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 PURE GROWTH               DAVID R DININNY (RIRA)                   CHAGRIN FALLS, OH 44022-2680                       5.92%
------------------------------------------------------------------------------------------------------------------------------------
ALL-ASSET AGGRESSIVE STRATEGY     CHEVIS F HORNE (IRA)                     DENVER, CO 80220                                   5.43%
------------------------------------------------------------------------------------------------------------------------------------
                                  RBC CAPITAL MARKETS CORP FBO  MARK A
JAPAN 2x STRATEGY                 WAGNER  ROTH IRA                         CHANHASSEN, MN  55317-9372                        13.10%
------------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL             THOMAS M QUAAL (RIRA)                    SOUTH  MINNEAPOLIS, MN 55409                       8.45%
------------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL             JILL E FRANKE  OR JACQUELINE R FRANKE    FARMINGTON, MN 55024                               6.34%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           MUSE E MANN
EQUITY MARKET NEUTRAL             MSSB FBO                                 OWENS CROSS ROADS, AL 35763                        5.95%
------------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL             MEARLINE E BERGLUND (RIRA)               BLOOMINGTON, MN 55431                              5.55%
------------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL             JEREMY GELLER (ROTH)                     CHICAGO, IL 60602                                  5.43%
------------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL             WILLIAM F MCHUGH (RIRA)                  SAINT PAUL, MN 55124                               5.07%
------------------------------------------------------------------------------------------------------------------------------------

H-CLASS SHARES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR                                                          26.99%
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
ALL-ASSET AGGRESSIVE STRATEGY     RUSS LENNON                              NEW YORK, NY 10281-9999
------------------------------------------------------------------------------------------------------------------------------------
                                  UMB BANK NA  FBO FIDUCIARY FOR TAX       ONE SECURITY PLACE  TOPEKA, KS
ALL-ASSET AGGRESSIVE STRATEGY     DEFERRED ACCT                            66636-0001                                         7.53%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM E  101
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        MONTGOMERY STREET
ALL-ASSET AGGRESSIVE STRATEGY     REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      12.44%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9785 TOWNE CENTRE DRIVE
ALL-ASSET AGGRESSIVE STRATEGY     LPL FINANCIAL                            SAN DIEGO, CA  92121-1968                          6.83%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
ALL-ASSET CONSERVATIVE STRATEGY   RUSS LENNON                              NEW YORK, NY 10281-9999                           13.63%
------------------------------------------------------------------------------------------------------------------------------------
                                  UMB BANK NA  FBO FIDUCIARY FOR TAX       ONE SECURITY PLACE
ALL-ASSET CONSERVATIVE STRATEGY   DEFERRED ACCT                            TOPEKA, KS 66636-0001                              6.94%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
ALL-ASSET CONSERVATIVE STRATEGY   BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                               5.52%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM E  101
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        MONTGOMERY STREET
ALL-ASSET CONSERVATIVE STRATEGY   REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      18.13%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
ALL-ASSET MODERATE STRATEGY       RUSS LENNON                              NEW YORK, NY 10281-9999                           10.74%
------------------------------------------------------------------------------------------------------------------------------------
                                  UMB BANK NA  FBO FIDUCIARY FOR TAX       ONE SECURITY PLACE
ALL-ASSET MODERATE STRATEGY       DEFERRED ACCT                            TOPEKA, KS 66636-0001                             14.84%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM E  101
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        MONTGOMERY STREET
ALL-ASSET MODERATE STRATEGY       REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      12.37%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
ALTERNATIVE STRATEGIES            EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
ALLOCATION                        RUSS LENNON                              NEW YORK, NY 10281-9999                           18.66%
------------------------------------------------------------------------------------------------------------------------------------
ALTERNATIVE STRATEGIES            RELIANCE TRUST FBO                       PO BOX 48529
ALLOCATION                        LANDRUM CR                               ATLANTA, GA 30362                                 26.48%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
ALTERNATIVE STRATEGIES            SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
ALLOCATION                        REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      22.76%
------------------------------------------------------------------------------------------------------------------------------------
                                  RYDEX|SGI VA ALTERNATIVE STRATEGIES      9601 BLACKWELL RD, STE 500
EQUITY MARKET NEUTRAL             ALLOCATION FUND                          ROCKVILLE, MD 20850                               26.84%
------------------------------------------------------------------------------------------------------------------------------------
                                  RYDEX|SGI ALL-ASSET MODERATE STRATEGY    9601 BLACKWELL RD, STE 500
EQUITY MARKET NEUTRAL             -VA                                      ROCKVILLE, MD 20850                               38.05%
------------------------------------------------------------------------------------------------------------------------------------
                                  RYDEX|SGI ALL-ASSET AGGRESSIVE           9601 BLACKWELL RD, STE 500
EQUITY MARKET NEUTRAL             STRATEGY - VA                            ROCKVILLE, MD 20850                               10.91%
------------------------------------------------------------------------------------------------------------------------------------
                                  RYDEX|SGI ALL-ASSET CONSERVATIVE         9601 BLACKWELL RD, STE 500
EQUITY MARKET NEUTRAL             STRATEGY- VA                             ROCKVILLE, MD 20850                               15.15%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
EUROPE 1.25x STRATEGY             RUSS LENNON                              NEW YORK, NY 10281-9999                           68.37%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
EUROPE 1.25x STRATEGY             BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                               5.79%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P O BOX 6503
EUROPE 1.25x STRATEGY             TRUST COMPANY OF AMERICA                 ENGLEWOOD, CO 80112                                5.08%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM E 101
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        MONTGOMERY STREET
EUROPE 1.25x STRATEGY             REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                       5.59%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
GLOBAL 130/30 STRATEGY            RUSS LENNON                              NEW YORK, NY 10281-9999                            5.88%
------------------------------------------------------------------------------------------------------------------------------------
                                  PRUDENTIAL INVESTMENT MANAGEMENT         MAILSTOP NJ-05-11-20
                                  SERVICES  FBO MUTUAL FUND CLIENTS        100 MULBERRY STREET
GLOBAL 130/30 STRATEGY            ATTN: PRUCHOICE UNIT                     NEWARK, NJ 07102                                   8.07%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
GLOBAL 130/30 STRATEGY            BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                               5.32%
------------------------------------------------------------------------------------------------------------------------------------
                                  RYDEX|SGI ALL-ASSET MODERATE STRATEGY    9601 BLACKWELL RD, STE 500
GLOBAL 130/30 STRATEGY            -VA                                      ROCKVILLE, MD 20850                               26.06%
------------------------------------------------------------------------------------------------------------------------------------
                                  RYDEX|SGI ALL-ASSET AGGRESSIVE           9601 BLACKWELL RD, STE 500
GLOBAL 130/30 STRATEGY            STRATEGY - VA                            ROCKVILLE, MD 20850                                7.46%
------------------------------------------------------------------------------------------------------------------------------------
                                  RYDEX|SGI ALL-ASSET CONSERVATIVE         9601 BLACKWELL RD, STE
GLOBAL 130/30 STRATEGY            STRATEGY- VA                             500 ROCKVILLE, MD 20850                           10.51%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
GLOBAL 130/30 STRATEGY            REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                       5.60%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
HIGH YIELD STRATEGY               RUSS LENNON                              NEW YORK, NY 10281-9999                           29.64%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
HIGH YIELD STRATEGY               BENEFIT OF OUR CLIENTS                   OMAHA NE 68103-2226                               10.89%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
INTERNATIONAL LONG SHORT SELECT   RUSS LENNON                              NEW YORK, NY 10281-9999                            8.39%
------------------------------------------------------------------------------------------------------------------------------------
                                  PRUDENTIAL INVESTMENT MANAGEMENT         MAILSTOP NJ-05-11-20
                                  SERVICES  FBO MUTUAL FUND CLIENTS        100 MULBERRY STREET
INTERNATIONAL LONG SHORT SELECT   ATTN: PRUCHOICE UNIT                     NEWARK, NJ 07102                                  15.31%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
INTERNATIONAL LONG SHORT SELECT   REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      10.81%
------------------------------------------------------------------------------------------------------------------------------------
INVERSE HIGH YIELD STRATEGY       NATIONAL FINANCIAL SVCS CORP  FOR        200 LIBERTY STREET
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS
                                  RUSS LENNON                              NEW YORK, NY 10281-9999                           13.95%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB SPECIAL CUSTODY ACCOUNT -         E 101 MONTGOMERY STREET
INVERSE HIGH YIELD STRATEGY       REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      75.28%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           235 ST CHARLES WAY
                                                                           SUITE 100
INVERSE MID-CAP STRATEGY          COUNSEL TRUST CO FBO FTJFC               YORK, PA 17402                                    10.13%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
INVERSE MID-CAP STRATEGY          BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                              53.27%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E 101 MONTGOMERY STREET
INVERSE MID-CAP STRATEGY          REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      18.90%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
INVERSE RUSSELL 2000(R) STRATEGY  RUSS LENNON                              NEW YORK, NY 10281-9999                           32.72%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E 101 MONTGOMERY STREET
INVERSE RUSSELL 2000(R) STRATEGY  REINV FOR BENEFIT OF CUSTOMERS           SAN FRANCISCO, CA 94104-4122                       7.68%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP FOR
                                  EXCLUSIVE BENEFIT OF OUR CUSTOMERS       200 LIBERTY STREET
JAPAN 2x STRATEGY                 RUSS LENNON                              NEW YORK, NY 10281-9999                           29.89%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB SPECIAL CUSTODY ACCOUNT -         E 101 MONTGOMERY STREET
JAPAN 2x STRATEGY                 REINV FOR BENEFIT OF CUSTOMERS           SAN FRANCISCO, CA 94104-4122                       6.84%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9785 TOWNE CENTRE DRIVE
JAPAN 2x STRATEGY                 LPL FINANCIAL                            SAN DIEGO, CA  92121-1968                          5.73%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
MID-CAP 1.5x STRATEGY             RUSS LENNON                              NEW YORK, NY 10281-9999                           52.21%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
MID-CAP 1.5x STRATEGY             BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                              13.69%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
MID-CAP 1.5x STRATEGY             REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                       6.74%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
REAL ESTATE                       RUSS LENNON                              NEW YORK, NY 10281-9999                           44.07%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
REAL ESTATE                       BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                              11.67%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
REAL ESTATE                       REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                       7.55%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
RUSSELL 2000(R) 1.5x STRATEGY     RUSS LENNON                              NEW YORK, NY 10281-9999                           30.42%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE EXCLUSIVE      PO BOX 2226
RUSSELL 2000(R) 1.5x STRATEGY     BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                              10.16%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB SPECIAL CUSTODY ACCOUNT -         E 101 MONTGOMERY STREET
RUSSELL 2000(R) 1.5x STRATEGY     REINV FOR BENEFIT OF CUSTOMERS           SAN FRANCISCO, CA 94104-4122                      15.84%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP FOR
                                  EXCLUSIVE BENEFIT OF OUR CUSTOMERS       200 LIBERTY STREET
RUSSELL 2000(R)                   RUSS LENNON                              NEW YORK, NY 10281-9999                           18.15%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
RUSSELL 2000(R)                   BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                              30.09%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB SPECIAL CUSTODY ACCOUNT -         E 101 MONTGOMERY STREET
RUSSELL 2000(R)                   REINV FOR BENEFIT OF CUSTOMERS           SAN FRANCISCO, CA 94104-4122                       7.27%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP FOR
                                  EXCLUSIVE BENEFIT OF OUR CUSTOMERS       200 LIBERTY STREET
S&P 500 PURE GROWTH               RUSS LENNON                              NEW YORK, NY 10281-9999                           77.11%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
S&P 500 PURE GROWTH               REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                       7.72%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
S&P 500 PURE VALUE                RUSS LENNON                              NEW YORK, NY 10281-9999                           57.60%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB  C/O IPO   P.O. BOX 182029
S&P 500 PURE VALUE                PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                           10.36%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE EXCLUSIVE      PO BOX 2226
S&P 500 PURE VALUE                BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                               6.16%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
S&P 500 PURE VALUE                REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                       7.61%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
S&P 500                           RUSS LENNON                              NEW YORK, NY 10281-9999                           30.20%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           PO BOX 6503
S&P 500                           TRUST CO OF AMERICA                      ENGLEWOOD, CO 80155                                6.74%
------------------------------------------------------------------------------------------------------------------------------------
                                  GENWORTH FINANCIAL TRUST COMPANY FBO
                                  GENWORTH FINANCIAL ASSET MGMT, INC.      3200 N CENTRAL, SUITE 612
S&P 500                           FBO  THEIR MUTUAL CLIENTS                PHOENIX, AZ 85012                                 18.69%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB SPECIAL CUSTODY ACCOUNT -         E 101 MONTGOMERY STREET
S&P 500                           REINV FOR BENEFIT OF CUSTOMERS           SAN FRANCISCO, CA 94104-4122                      23.53%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
S&P MIDCAP 400 PURE GROWTH        RUSS LENNON                              NEW YORK, NY 10281-9999                           10.35%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB  C/O IPO   P.O. BOX 182029
S&P MIDCAP 400 PURE GROWTH        PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                           16.22%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
S&P MIDCAP 400 PURE GROWTH        BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                              20.34%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
S&P MIDCAP 400 PURE GROWTH        REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      24.53%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
S&P MIDCAP 400 PURE VALUE         RUSS LENNON                              NEW YORK, NY 10281-9999                           40.96%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
S&P MIDCAP 400 PURE VALUE         BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                               7.66%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P O BOX 6503
S&P MIDCAP 400 PURE VALUE         TRUST COMPANY OF AMERICA                 ENGLEWOOD, CO 80112                                9.24%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
S&P MIDCAP 400 PURE VALUE         REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      25.70%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB  C/O IPO   P.O. BOX 182029
S&P SMALLCAP 600 PURE GROWTH      PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                           10.71%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P O BOX 6503
S&P SMALLCAP 600 PURE GROWTH      TRUST COMPANY OF AMERICA                 ENGLEWOOD, CO 80112                               11.45%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
S&P SMALLCAP 600 PURE GROWTH      REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      45.84%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
S&P SMALLCAP 600 PURE VALUE       RUSS LENNON                              NEW YORK, NY 10281-9999                           17.34%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           235 ST CHARLES WAY
                                                                           SUITE 100
S&P SMALLCAP 600 PURE VALUE       COUNSEL TRUST CO FBO FTJFC               YORK, PA 17402                                    14.46%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB  C/O IPO   P.O. BOX 182029
S&P SMALLCAP 600 PURE VALUE       PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                            6.40%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
S&P SMALLCAP 600 PURE VALUE       BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                              15.42%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
S&P SMALLCAP 600 PURE VALUE       REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      25.61%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
STRENGTHENING DOLLAR 2x STRATEGY  RUSS LENNON                              NEW YORK, NY 10281-9999                           20.13%
------------------------------------------------------------------------------------------------------------------------------------
STRENGTHENING DOLLAR 2x           TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
STRATEGY                          BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                               9.86%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
STRENGTHENING DOLLAR 2x           SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
STRATEGY                          REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      24.29%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
US LONG SHORT MOMENTUM            RUSS LENNON                              NEW YORK, NY 10281-9999                            8.98%
------------------------------------------------------------------------------------------------------------------------------------
                                  PRUDENTIAL INVESTMENT MANAGEMENT         MAILSTOP NJ-05-11-20
                                  SERVICES  FBO MUTUAL FUND CLIENTS        100 MULBERRY STREET
US LONG SHORT MOMENTUM            ATTN: PRUCHOICE UNIT                     NEWARK, NJ 07102                                   5.50%
------------------------------------------------------------------------------------------------------------------------------------
                                  UMB BANK NA  FBO FIDUCIARY FOR TAX       ONE SECURITY PLACE
US LONG SHORT MOMENTUM            DEFERRED ACCT                            TOPEKA, KS 66636-0001                              7.07%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
US LONG SHORT MOMENTUM            REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      36.51%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
WEAKENING DOLLAR 2x STRATEGY      RUSS LENNON                              NEW YORK, NY 10281-9999                           17.09%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
WEAKENING DOLLAR 2x STRATEGY      REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      44.72%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R)                     PETER S PROLL (RIRA)                   LIVINGSTON, NJ 07039-6221                         17.03%
------------------------------------------------------------------------------------------------------------------------------------
ALL-ASSET CONSERVATIVE STRATEGY   LUCIE BOHANNON (RIRA)                    HARTFORD, CT 06119                                 5.05%
------------------------------------------------------------------------------------------------------------------------------------
                                  MARCIA L GOSLINE REVOCABLE TRUST
                                  MARCIA GOSLINE & EDWIN LIVINGSTON
INTERNATIONAL LONG SHORT SELECT   TTEES  DTD 7/15/08                       THE VILLAGES, FL 32162                             5.11%
------------------------------------------------------------------------------------------------------------------------------------
JAPAN 2x STRATEGY                 JAMES LONGINO                            SULPHUR SPRINGS, TX 75482                         11.36%
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS SHARES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
BANKING                           RUSS LENNON                              NEW YORK, NY 10281-9999                            5.22%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P. O. BOX 2052
BANKING                           PERSHING LLC                             JERSEY CITY, NJ 07303-9998                        18.17%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
BANKING                           REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      40.52%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
BASIC MATERIALS                   RUSS LENNON                              NEW YORK, NY 10281-9999                           25.19%
------------------------------------------------------------------------------------------------------------------------------------
                                  PRUDENTIAL INVESTMENT MANAGEMENT         MAILSTOP NJ-05-11-20
                                  SERVICES  FBO MUTUAL FUND CLIENTS        100 MULBERRY STREET
BASIC MATERIALS                   ATTN: PRUCHOICE UNIT                     NEWARK, NJ 07102                                   5.33%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
BASIC MATERIALS                   REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      34.21%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
BIOTECHNOLOGY                     RUSS LENNON                              NEW YORK, NY 10281-9999                           29.28%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
BIOTECHNOLOGY                     REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      32.56%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
CONSUMER PRODUCTS                 RUSS LENNON                              NEW YORK, NY 10281-9999                           10.90%
------------------------------------------------------------------------------------------------------------------------------------
                                  PRUDENTIAL INVESTMENT MANAGEMENT         MAILSTOP NJ-05-11-20
                                  SERVICES  FBO MUTUAL FUND CLIENTS        100 MULBERRY STREET
CONSUMER PRODUCTS                 ATTN: PRUCHOICE UNIT                     NEWARK, NJ 07102                                   6.21%
------------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH, PIERCE, FENNER & SMITH,   4800 DEER LAKE DRIVE E,
                                  INC.  FOR THE SOLE BENEFIT OF ITS        3RD FL
CONSUMER PRODUCTS                 CUSTOMERS                                JACKSONVILLE, FL 32246                             6.57%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
CONSUMER PRODUCTS                 BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                               7.75%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
CONSUMER PRODUCTS                 REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      40.72%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
ELECTRONICS                       RUSS LENNON                              NEW YORK, NY 10281-9999                           25.01%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
ELECTRONICS                       BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                               5.40%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
ELECTRONICS                       REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      12.95%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
ENERGY SERVICES                   RUSS LENNON                              NEW YORK, NY 10281-9999                           10.48%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
ENERGY SERVICES                   REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      29.01%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
ENERGY                            RUSS LENNON                              NEW YORK, NY 10281-9999                           14.65%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
ENERGY                            BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                               5.52%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
ENERGY                            REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      23.02%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
FINANCIAL SERVICES                RUSS LENNON                              NEW YORK, NY 10281-9999                            9.62%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
FINANCIAL SERVICES                BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                              35.87%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
FINANCIAL SERVICES                REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      16.90%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
GOVERNMENT LONG BOND 1.2x         EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
STRATEGY                          RUSS LENNON                              NEW YORK, NY 10281-9999                           62.52%
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT LONG BOND 1.2x         TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
STRATEGY                          BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                               6.62%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
GOVERNMENT LONG BOND 1.2x         SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
STRATEGY                          REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      13.70%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
HEALTH CARE                       RUSS LENNON                              NEW YORK, NY 10281-9999                           23.01%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
HEALTH CARE                       REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      29.03%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
INTERNET                          RUSS LENNON                              NEW YORK, NY 10281-9999                            7.74%
------------------------------------------------------------------------------------------------------------------------------------
                                  PRUDENTIAL INVESTMENT MANAGEMENT         MAILSTOP NJ-05-11-20
                                  SERVICES  FBO MUTUAL FUND CLIENTS        100 MULBERRY STREET
INTERNET                          ATTN: PRUCHOICE UNIT                     NEWARK, NJ 07102                                  56.84%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
INTERNET                          REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      24.23%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
INVERSE GOVERNMENT LONG BOND      EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
STRATEGY                          RUSS LENNON                              NEW YORK, NY 10281-9999                           28.03%
------------------------------------------------------------------------------------------------------------------------------------
                                  PRUDENTIAL INVESTMENT MANAGEMENT         MAILSTOP NJ-05-11-20
INVERSE GOVERNMENT LONG BOND      SERVICES  FBO MUTUAL FUND CLIENTS        100 MULBERRY STREET
STRATEGY                          ATTN: PRUCHOICE UNIT                     NEWARK, NJ 07102                                   5.76%
------------------------------------------------------------------------------------------------------------------------------------
INVERSE GOVERNMENT LONG BOND      TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
STRATEGY                          BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                               5.64%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
INVERSE GOVERNMENT LONG BOND      SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
STRATEGY                          REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      29.94%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
INVERSE S&P 500 STRATEGY          RUSS LENNON                              NEW YORK, NY 10281-9999                           31.39%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
INVERSE S&P 500 STRATEGY          REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      37.83%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
LEISURE                           RUSS LENNON                              NEW YORK, NY 10281-9999                           48.75%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
LEISURE                           REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      24.78%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
NASDAQ-100(R)                       RUSS LENNON                            NEW YORK, NY 10281-9999                           17.58%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
NASDAQ-100(R)                       BENEFIT OF OUR CLIENTS                 OMAHA, NE 68103-2226                               5.89%
------------------------------------------------------------------------------------------------------------------------------------
                                  GENWORTH FINANCIAL TRUST COMPANY FBO
                                  GENWORTH FINANCIAL ASSET MGMT, INC.      3200 N CENTRAL, SUITE 612
NASDAQ-100(R)                       FBO  THEIR MUTUAL CLIENTS              PHOENIX, AZ 85012                                  5.67%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
NASDAQ-100(R)                       REINV  FOR BENEFIT OF CUSTOMERS        SAN FRANCISCO, CA 94104-4122                      34.24%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
NOVA                              RUSS LENNON                              NEW YORK, NY 10281-9999                           31.82%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
NOVA                              REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      16.18%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
PRECIOUS METALS                   RUSS LENNON                              NEW YORK, NY 10281-9999                           39.58%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
PRECIOUS METALS                   REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      21.54%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
RETAILING                         RUSS LENNON                              NEW YORK, NY 10281-9999                           12.93%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
RETAILING                         REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      70.04%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
TECHNOLOGY                        RUSS LENNON                              NEW YORK, NY 10281-9999                           38.56%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
TECHNOLOGY                        BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                              13.38%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
TECHNOLOGY                        REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      22.30%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
TELECOMMUNICATIONS                RUSS LENNON                              NEW YORK, NY 10281-9999                           15.16%
------------------------------------------------------------------------------------------------------------------------------------
                                  TD AMERITRADE INC FOR THE  EXCLUSIVE     PO BOX 2226
TELECOMMUNICATIONS                BENEFIT OF OUR CLIENTS                   OMAHA, NE 68103-2226                              10.30%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Greenbrook IMA
                                                                           700 17TH STREET
TELECOMMUNICATIONS                MG TRUST COMPANY FBO:                    DENVER, CO 80202                                  26.04%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
TELECOMMUNICATIONS                REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      12.45%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
TRANSPORTATION                    RUSS LENNON                              NEW YORK, NY 10281-9999                           26.43%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
TRANSPORTATION                    REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      45.00%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
US GOVERNMENT MONEY MARKET        RUSS LENNON                              NEW YORK, NY 10281-9999                           30.18%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SVCS CORP  FOR
                                  EXCLUSIVE BENEFIT OF OUR  CUSTOMERS      200 LIBERTY STREET
UTILITIES                         RUSS LENNON                              NEW YORK, NY 10281-9999                           24.42%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
UTILITIES                         REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      28.44%
------------------------------------------------------------------------------------------------------------------------------------
                                  HENRY R BERGHOEF REVOCABLE TRUST
BANKING                           HENRY R BERGHOEF TTEE  DTD 03/13/1997    CHICAGO, IL 60602                                  7.31%
------------------------------------------------------------------------------------------------------------------------------------

A-CLASS SHARES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
ALL-ASSET MODERATE                COUNSEL TRUST DBA MID ATLANTIC  TRUST
                                  COMPANY FBO                              235 ST CHARLES WAY
STRATEGY                          FTJFC                                    SUITE 100                                         14.35%
------------------------------------------------------------------------------------------------------------------------------------
ALTERNATIVE STRATEGIES                                                     P. O. BOX 2052
ALLOCATION                        PERSHING LLC                             JERSEY CITY, NJ 07303-9998                        5.02%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           625 MARQUETTE AVE S
ALTERNATIVE STRATEGIES                                                     13TH FLOOR
ALLOCATION                        WELLS FARGO INVESTMENTS LLC              MINNEAPOLIS, MN 55402                              8.49%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P. O. BOX 2052
ELECTRONICS                       PERSHING LLC                             JERSEY CITY, NJ 07303-9998                         8.25%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P. O. BOX 2052
ELECTRONICS                       PERSHING LLC                             JERSEY CITY, NJ 07303-9998                         5.11%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           PO BOX 2226
ELECTRONICS                       AMERITRADE INC                           OMAHA, NE  68103-2226                              6.56%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           PO BOX 2226
ELECTRONICS                       AMERITRADE INC                           OMAHA, NE  68103-2226                              5.28%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           PO BOX 2226
ELECTRONICS                       AMERITRADE INC                           OMAHA, NE  68103-2226                              8.23%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           2801 MARKET STREET
ENERGY SERVICES                   FIRST CLEARING, LLC                      SAINT LOUIS, MO 63103                             15.86%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           2801 MARKET STREET
ENERGY SERVICES                   FIRST CLEARING, LLC                      SAINT LOUIS, MO 63103                             12.04%
------------------------------------------------------------------------------------------------------------------------------------
                                  RYDEX|SGI ALTERNATIVE STRATEGIES         9601 BLACKWELL RD, STE 500
EQUITY MARKET NEUTRAL             ALLOCATION FUND                          ROCKVILLE, MD 20850                               53.59%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9601 BLACKWELL RD, STE 500
EQUITY MARKET NEUTRAL             RYDEX|SGI ALL-ASSET MODERATE STRATEGY    ROCKVILLE, MD 20850                               23.31%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9601 BLACKWELL RD, STE 500
EQUITY MARKET NEUTRAL             RYDEX|SGI ALL-ASSET AGGRESSIVE STRATEGY  ROCKVILLE, MD 20850                               10.80%
------------------------------------------------------------------------------------------------------------------------------------
                                  RYDEX|SGI ALL-ASSET CONSERVATIVE         9601 BLACKWELL RD, STE 500
EQUITY MARKET NEUTRAL             STRATEGY                                 ROCKVILLE, MD 20850                               11.10%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           DAVID G MYERS TRUST
                                                                           U/A 8/1/00
                                  NFS LLC FEBO                             PO BOX 327
EUROPE 1.25x STRATEGY             DAVID G MYERS TTEE                       TURNERVILLE, GA 30580                             49.87%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P. O. BOX 2052
EUROPE 1.25x STRATEGY             PERSHING LLC                             JERSEY CITY, NJ 07303-9998                         6.38%
------------------------------------------------------------------------------------------------------------------------------------
                                  UBS FINANCIAL SERVICES INC. FBO  OHARA   50 COLUMBIA RD
FINANCIAL SERVICES                CORPORATION P/S P1 DTD  PROFIT SHARING   BRANCHBURG NJ 08876-3519                          10.74%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9601 BLACKWELL RD, STE 500
GLOBAL 130/30 STRATEGY            RYDEX EPT MODERATE                       ROCKVILLE, MD 20850                               45.01%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9601 BLACKWELL RD, STE 500
GLOBAL 130/30 STRATEGY            RYDEX EPT AGGRESSIVE                     ROCKVILLE, MD 20850                               20.63%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9601 BLACKWELL RD, STE 500
GLOBAL 130/30 STRATEGY            RYDEX EPT CONSERVATIVE                   ROCKVILLE, MD 20850                               21.42%
------------------------------------------------------------------------------------------------------------------------------------

                                  MERRILL LYNCH, PIERCE, FENNER &          4800 DEER LAKE DRIVE E
GOVERNMENT LONG BOND 1.2x         SMITH, INC. FOR THE SOLE BENEFIT OF      3RD FLOOR
STRATEGY                          ITS CUSTOMERS                            JACKSONVILLE, FL 32246                             6.90%
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT LONG BOND 1.2x                                                  9601 BLACKWELL RD, STE 500
STRATEGY                          RYDEX|SGI ALL-ASSET MODERATE STRATEGY    ROCKVILLE, MD 20850                               22.32%
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT LONG BOND 1.2x         RYDEX|SGI ALL-ASSET CONSERVATIVE         9601 BLACKWELL RD, STE 500
STRATEGY                          STRATEGY                                 ROCKVILLE, MD 20850                               15.66%
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT LONG BOND 1.2x                                                  9785 TOWNE CENTRE DRIVE
STRATEGY                          LPL FINANCIAL                            SAN DIEGO, CA  92121-1968                          5.71%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P. O. BOX 2052
HIGH YIELD STRATEGY               PERSHING LLC                             JERSEY CITY, NJ 07303-9998                        14.04%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           2801 MARKET STREET
INTERNET                          FIRST CLEARING, LLC                      SAINT LOUIS, MO 63103                              5.05%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
INVERSE GOVERNMENT LONG BOND      SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
STRATEGY                          REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                      18.95%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
INVERSE GOVERNMENT LONG BOND                                               P. O. BOX 2052
STRATEGY                          PERSHING LLC                             JERSEY CITY, NJ 07303-9998                         5.09%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P O BOX 6503
INVERSE HIGH YIELD STRATEGY       TRUST COMPANY OF AMERICA                 ENGLEWOOD, CO 80112                                7.42%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           333 WEST 34TH STREET
                                                                           3RD FLOOR
INVERSE MID-CAP STRATEGY          CITIGROUP GLOBAL MARKETS INC.            NEW YORK, NEW YORK 10001                          18.93%
------------------------------------------------------------------------------------------------------------------------------------
INVERSE MID-CAP                                                            PO BOX 2226
STRATEGY                          AMERITRADE INC FBO                       OMAHA, NE 68103-2226                               5.42%
------------------------------------------------------------------------------------------------------------------------------------
                                  NATIONWIDE TRUST COMPANY, FSB  C/O IPO   P.O. BOX 182029
JAPAN 2x STRATEGY                 PORTFOLIO ACCOUNTING                     COLUMBUS, OH 43218-2029                           14.94%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           PO BOX 2226
JAPAN 2x STRATEGY                 AMERITRADE INC                           OMAHA,   NE  68103-2226                           10.60%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           PO BOX 2226
JAPAN 2x STRATEGY                 AMERITRADE INC                           OMAHA, NE  68103-2226                             10.35%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9785 TOWNE CENTRE DRIVE
JAPAN 2x STRATEGY                 LPL FINANCIAL                            SAN DIEGO CA  92121-1968                          31.92%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P. O. BOX 2052
LEISURE                           PERSHING LLC                             JERSEY CITY, NJ 07303-9998                         6.90%
------------------------------------------------------------------------------------------------------------------------------------
                                  FIRST CLEARING, LLC                      P O BOX 1291
LEISURE                           ELLMAR FOUNDATION INC                    TARPON SPGS, FL  34688-1291                        6.92%
------------------------------------------------------------------------------------------------------------------------------------
                                  SOUTHWEST SECURITIES INC FBO  KJELL C
                                  ANDREASSEN  & RONDI S ANDREASSEN REV     PO BOX 509002
LEISURE                           LIV TRUST  KJELL C ANDREASSEN TTEE       DALLAS, TX 75250                                   5.58%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           DAVID G MYERS TRUST
                                                                           U/A 8/1/00
                                  NFS LLC FEBO                             PO BOX 327
MID-CAP 1.5x STRATEGY             DAVID G MYERS TTEE                       TURNERVILLE, GA 30580                             10.89%
------------------------------------------------------------------------------------------------------------------------------------
                                  STIFEL NICOLAUS & CO INC  ROBERT W       501 NORTH BROADWAY
MID-CAP 1.5x STRATEGY             BERNARD                                  ST LOUIS, MO 63102                                 7.97%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           FOUCE ENTERPRISES LTD PARTNERSHIP  A
                                                                           NEVADA LIMITED PARTNERSHIP
                                                                           16633 VENTURA BLVD #1010
NASDAQ-100(R)                       MSSB FBO                               ENCINO CA 91436-1857                               9.35%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           C/O PLAN PREMIER/FASCORP  8515 E
                                  CAPITAL BANK & TRUST COMPANY  FBO        ORCHARD ROAD, 2T2
NASDAQ-100(R)                     VINING SPARKS IBG, LP 401K PLAN          ENGLEWOOD, CO 80111                               13.63%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           333 WEST 34TH STREET
                                                                           3RD FLOOR
NOVA                              CITIGROUP GLOBAL MARKETS INC.            NEW YORK, NEW YORK 10001                           6.19%
------------------------------------------------------------------------------------------------------------------------------------
                                  RYDEX ALTERNATIVE STRATEGIES             9601 BLACKWELL RD, STE 500
REAL ESTATE                       ALLOCATION FUND                          ROCKVILLE, MD 20850                                20.11%
------------------------------------------------------------------------------------------------------------------------------------
                                  PERSHING LLC                             JERSEY CITY, NJ
RETAILING                         P.O. BOX 2052                            07303-9998                                        15.15%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ATTN: MUTUAL FUNDS TEAM
                                  SCHWAB  SPECIAL CUSTODY ACCOUNT -        E  101 MONTGOMERY STREET
RETAILING                         REINV  FOR BENEFIT OF CUSTOMERS          SAN FRANCISCO, CA 94104-4122                       7.59%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9601 BLACKWELL RD, STE 500
RUSSELL 2000(R) 1.5x STRATEGY     RYDEX|SGI ALL-ASSET MODERATE STRATEGY    ROCKVILLE, MD 20850                               15.02%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9601 BLACKWELL RD, STE 500
RUSSELL 2000(R) 1.5x STRATEGY     RYDEX|SGI ALL-ASSET AGGRESSIVE STRATEGY  ROCKVILLE, MD 20850                               20.66%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9601 BLACKWELL RD, STE 500
RUSSELL 2000(R)                   RYDEX|SGI ALL-ASSET MODERATE STRATEGY    ROCKVILLE, MD 20850                               29.87%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9601 BLACKWELL RD, STE 500
RUSSELL 2000(R)                   RYDEX|SGI ALL-ASSET AGGRESSIVE STRATEGY  ROCKVILLE, MD 20850                               13.73%
------------------------------------------------------------------------------------------------------------------------------------
                                  SOUTHWEST SECURITIES INC FBO  RANDALL
                                  C SOBBA  SOUTHWEST SECURITIES INC  AS    PO BOX 509002
S&P 500 PURE GROWTH               IRA CUSTODIAN                            DALLAS, TX 75250                                   6.21%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9785 TOWNE CENTRE DRIVE
S&P 500 PURE GROWTH               LPL FINANCIAL                            SAN DIEGO, CA 92121-1968                           5.73%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P. O. BOX 2052
S&P 500 PURE VALUE                PERSHING LLC                             JERSEY CITY, NJ 07303-9998                        12.43%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9601 BLACKWELL RD, STE 500
S&P 500                           RYDEX|SGI ALL-ASSET MODERATE STRATEGY    ROCKVILLE, MD 20850                                6.11%
------------------------------------------------------------------------------------------------------------------------------------
                                  RYDEX|SGI ALL-ASSET CONSERVATIVE         9601 BLACKWELL RD, STE 500
S&P 500                           STRATEGY                                 ROCKVILLE, MD 20850                                5.33%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P. O. BOX 2052
S&P MIDCAP 400 PURE VALUE         PERSHING LLC                             JERSEY CITY, NJ 07303-9998                         5.90%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           BROADVIEW, INC.
                                                                           700 17th Street
S&P MIDCAP 400 PURE VALUE         MG Trust Company Cust. FBO               Denver,CO 80202                                    5.68%
------------------------------------------------------------------------------------------------------------------------------------
                                  FIRST CLEARING, LLC                      P O BOX 1291
S&P SMALLCAP 600 PURE GROWTH      ELLMAR FOUNDATION INC                    TARPON SPGS, FL  34688-1291                        6.01%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P. O. BOX 2052
S&P SMALLCAP 600 PURE VALUE       PERSHING LLC                             JERSEY CITY, NJ 07303-9998                         6.57%
------------------------------------------------------------------------------------------------------------------------------------
STRENGTHENING DOLLAR 2x                                                    P. O. BOX 2052
STRATEGY                          PERSHING LLC                             JERSEY CITY, NJ 07303-9998                         9.11%
------------------------------------------------------------------------------------------------------------------------------------
STRENGTHENING DOLLAR 2x                                                    PO BOX 6503
STRATEGY                          TRUST COMPANY OF AMERICA                 ENGLEWOOD, CO 80155                                6.64%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P. O. BOX 2052
TECHNOLOGY                        PERSHING LLC                             JERSEY CITY, NJ 07303-9998                         7.90%
------------------------------------------------------------------------------------------------------------------------------------
                                  UBS FINANCIAL SERVICES INC. FBO  OHARA
                                  CORP DEFINED BENE PLANS  DEFINED         50 COLUMBIA RD.
TELECOMMUNICATIONS                BENEFIT                                  BRANCHBURG, NJ 08876-3519                         15.44%
------------------------------------------------------------------------------------------------------------------------------------
                                  UBS FINANCIAL SERVICES INC. FBO  OHARA   50 COLUMBIA RD
TELECOMMUNICATIONS                CORPORATION P/S P1 DTD  PROFIT SHARING   BRANCHBURG, NJ 08876-3519                         18.87%
------------------------------------------------------------------------------------------------------------------------------------
                                  FIRST CLEARING, LLC                      45646 NORRIS ROAD
TELECOMMUNICATIONS                MARY S YEARICK                           GREAT MILLS, MD  20634-2253                       10.07%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INTEGRATED SOLUTIONS GRP INC  401K PFT
                                                                           SHRING
                                  NFS LLC FEBO  G MUNDHENKE/C SANTANGELO   PO BOX 2044
TRANSPORTATION                    TTEES                                    HUTCHINSON, KS 67504-2044                          5.04%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           ACTUARIAL RSRCS CORP OF KS  401K
                                                                           PROFIT SHARING RET PLAN  6720 W 121ST
                                  NFS LLC FEBO  RELIANCE TRUST COMPANY     ST, STE 200
TRANSPORTATION                    TTEE                                     OVERLAND PARK, KS 66209-2035                       8.22%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           PRIME INC SHARING PLAN
                                                                           PO BOX 4208
TRANSPORTATION                    NFS LLC FEBO  R DEAN HOEDL TTEE          SPRINGFIELD, MO 65808-4208                        26.43%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                  UBS FINANCIAL SERVICES INC. FBO  OHARA   50 COLUMBIA RD
TRANSPORTATION                    CORPORATION P/S P1 DTD  PROFIT SHARING   BRANCHBURG, NJ 08876-3519                          5.32%
------------------------------------------------------------------------------------------------------------------------------------
                                  UMB BANK NA  FBO FIDUCIARY FOR TAX       ONE SECURITY PLACE
US GOVERNMENT MONEY MARKET        DEFERRED ACCT                            TOPEKA, KS 66636-0001                             11.51%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9601 BLACKWELL RD, STE 500
US LONG SHORT MOMENTUM            RYDEX|SGI ALL-ASSET MODERATE STRATEGY    ROCKVILLE, MD 20850                               16.96%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9601 BLACKWELL RD, STE 500
US LONG SHORT MOMENTUM            RYDEX|SGI ALL-ASSET AGGRESSIVE STRATEGY  ROCKVILLE, MD 20850                                9.23%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P. O. BOX 2052
UTILITIES                         PERSHING LLC                             JERSEY CITY, NJ 07303-9998                        13.07%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           P. O. BOX 2052
WEAKENING DOLLAR 2x STRATEGY      PERSHING LLC                             JERSEY CITY, NJ 07303-9998                        25.25%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           333 WEST 34TH STREET
                                                                           3RD FLOOR
EUROPE 1.25x STRATEGY             CITIGROUP GLOBAL MARKETS INC.            NEW YORK, NEW YORK 10001                           5.06%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           333 WEST 34TH STREET
                                                                           3RD FLOOR
RUSSELL 2000(R) 1.5x STRATEGY     CITIGROUP GLOBAL MARKETS INC.            NEW YORK, NEW YORK 10001                          13.52%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           333 WEST 34TH STREET
                                                                           3RD FLOOR
MID-CAP 1.5x STRATEGY             CITIGROUP GLOBAL MARKETS INC.            NEW YORK, NEW YORK 10001                          21.32%
------------------------------------------------------------------------------------------------------------------------------------
                                  UBS FINANCIAL SERVICES INC. FBO          188 CHESHIRE WAY
US GOVERNMENT MONEY MARKET        HARVEY STUART LEVENSON                   NAPLES, FL 34110-4413                              5.27%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           333 WEST 34TH STREET
                                                                           3RD FLOOR
NOVA                              CITIGROUP GLOBAL MARKETS INC.            NEW YORK, NEW YORK 10001                          12.42%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           333 WEST 34TH STREET
                                                                           3RD FLOOR
NOVA                              CITIGROUP GLOBAL MARKETS INC.            NEW YORK, NEW YORK 10001                           8.97%
------------------------------------------------------------------------------------------------------------------------------------
                                  RBC CAPITAL MARKETS CORP FBO  EFFIE C
NOVA                              CHANG MD  INDIVIDUAL RETIREMENT ACCOUNT  ORANGE, CT  06477-2936                             6.14%
------------------------------------------------------------------------------------------------------------------------------------
NASDAQ-100(R)                     RACHEL A GRIFFITH                        DALLAS, TX 75240                                  11.43%
------------------------------------------------------------------------------------------------------------------------------------
                                  RBC CAPITAL MARKETS CORP FBO  RANDALL
                                  C MCDANIEL  MARIANNE M MCDANIEL  JT
HEALTH CARE                       TEN/WROS                                 SHOREWOOD, MN  55331-9470                          6.00%
------------------------------------------------------------------------------------------------------------------------------------
                                  MICHAEL A TAVEL
                                  ROTH IRA
RETAILING                         OUTSIDE INVESTMENTS-RETIREMENT           INDIANAPOLIS, IN 46256-9342                        9.63%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           333 WEST 34TH STREET
                                                                           3RD FLOOR
RETAILING                         CITIGROUP GLOBAL MARKETS INC.            NEW YORK, NEW YORK 10001                           7.51%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           333 WEST 34TH STREET
                                                                           3RD FLOOR
RETAILING                         CITIGROUP GLOBAL MARKETS INC.            NEW YORK, NEW YORK 10001                           6.31%
------------------------------------------------------------------------------------------------------------------------------------
                                  VIOLET B ZEIGLER OR  RHONDA L SORENSON
INVERSE MID-CAP STRATEGY          OR  KENTON D ZEIGLER JTWROS              BLOOMINGTON, MN 55438                             10.06%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                  RBC CAPITAL MARKETS CORP FBO  DORIS D
                                  HULSE TTEE  FRED ELBERT HULSE REV
INVERSE MID-CAP STRATEGY          TRUST  05/02/1992                        BREVARD, NC  28712-3716                            7.58%
------------------------------------------------------------------------------------------------------------------------------------
                                  RBC CAPITAL MARKETS CORP FBO  JOEL L
INVERSE MID-CAP STRATEGY          JURGENS  INDIVIDUAL RETIREMENT ACCOUNT   NEW ORLEANS, LA  70118-2025                        5.13%
------------------------------------------------------------------------------------------------------------------------------------
                                  UBS FINANCIAL SERVICES INC. FBO  DAN
S&P 500 PURE GROWTH               GAGE GIBBS  TRADITIONAL IRA              JACKSON, MS 39236-3389                             5.67%
------------------------------------------------------------------------------------------------------------------------------------
                                  RALPH & SHEILA HOUSTON TRUST  RALPH &
JAPAN 2x STRATEGY                 SHEILA HOUSTON TTEES  DTD 7/19/1995      FRANKFORT, IL 60423                               10.78%
------------------------------------------------------------------------------------------------------------------------------------
JAPAN 2x STRATEGY                 FREDERICK C BOLDA (RIRA)                 GENESEO, IL 61254-8308                             8.56%
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
FUND                                               NAME                                ADDRESS                        OF OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                                                           9601 BLACKWELL RD, SUITE 500                100.00%
                                                                           ATTN: MARK MURPHY
EQUITY MARKET NEUTRAL             RYDEX DISTRIBUTORS                       ROCKVILLE, MD 20850
------------------------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                               RYDEX SERIES FUNDS

This Statement of Additional Information ("SAI") relates to Investor2 Class Shares of the following series (the "Fund" or the "Money Market Fund") of Rydex Series Funds (the "Trust"):

                        U.S. GOVERNMENT MONEY MARKET FUND

This SAI is not a prospectus. It should be read in conjunction with the Fund's prospectus for the Investor2 Class Shares dated August 1, 2010 (the "Prospectus"). Capitalized terms not defined herein are defined in the Prospectus. Copies of the Fund's Prospectus are available, without charge, upon request by telephoning the Trust at 800-888-2461 or by writing to the Trust at P.O. Box 75025, Topeka, Kansas 66675-0525. The Fund's financial statements for the fiscal year ended March 31, 2010 are included in the Fund's Annual Report to Shareholders, which has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference.

                     The date of this SAI is August 1, 2010

GENERAL INFORMATION ABOUT THE TRUST ......................................     1
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS .........................     1
DESCRIPTION OF THE MONEY MARKET FUND .....................................     8
INVESTMENT RESTRICTIONS ..................................................     8
BROKERAGE ALLOCATION AND OTHER PRACTICES .................................    10
MANAGEMENT OF THE TRUST ..................................................    12
PRINCIPAL HOLDERS OF SECURITIES ..........................................    29
DETERMINATION OF NET ASSET VALUE .........................................    29
PURCHASE AND REDEMPTION OF SHARES ........................................    31
DIVIDENDS, DISTRIBUTIONS, AND TAXES ......................................    33
OTHER INFORMATION ........................................................    36
COUNSEL ..................................................................    38
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................    38
CUSTODIAN ................................................................    38
FINANCIAL STATEMENTS .....................................................    38
APPENDIX A - DESCRIPTION OF BOND RATINGS .................................   A-1
APPENDIX B - RYDEX INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES ......   B-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate series (I.E., funds) and different classes of shares, and additional series and/or classes of shares may be created from time to time. All payments received by the Trust for shares of the Fund belong to the Fund. The Fund has its own assets and liabilities.

The Fund is an open-end management investment company. Currently, the Trust offers sixty-one (61) separate funds that issue a combination of Investor Class Shares, Investor2 Class Shares, Advisor Class Shares, A-Class Shares, C-Class Shares, H-Class Shares, Institutional-Class Shares and/or Y-Class Shares. The different classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement. In addition, an initial sales charge is imposed on the purchase of A-Class Shares, and a contingent deferred sales charge is imposed on the redemption of C-Class Shares. Sales charges and minimum investment requirements are described in the Prospectus. For more information on shareholder servicing and distribution expenses, see "Dividends, Distributions, and Taxes." The Fund is a diversified investment company.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL

The Fund's investment objective and principal investment strategies are described in the Fund's Prospectus. The investment objective of the Fund is a fundamental policy and cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares.

Portfolio management is provided to the Fund by the Trust's investment adviser, Rydex Advisors, LLC, a Kansas limited liability company with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Rydex Advisors, LLC operates under the name Rydex Investments ("Rydex" or the "Advisor"). The investment strategies of the Fund discussed below and in the Fund's Prospectus may, consistent with the Fund's investment objectives and limitations, be used by the Fund if, in the opinion of the Advisor these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental investment policies. There is no assurance that the Fund's strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives. The following information supplements, and should be read in conjunction with the Prospectus.

PRINCIPAL INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS - The following are principal investment policies, techniques and risk factors of the Fund.

COMMERCIAL PAPER

Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Money Market Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). See "Appendix A -Description of Ratings" for a description of commercial paper ratings.

DEBT SECURITIES. The Fund may invest in debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

CORPORATE DEBT SECURITIES

The Fund may invest in corporate debt securities that at the time of purchase are rated in the top two rating categories by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO that rates such security) or, if not so rated, must be determined by the Advisor to be of comparable quality.

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations, but may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

DEBT SECURITIES ISSUED BY THE INTERNATIONAL BANK FOR RECONSTRUCTION AND DEVELOPMENT ("WORLD BANK")

The Fund may invest in debt securities issued by the World Bank. Debt securities issued by the World Bank may include high quality global bonds backed by 185 member governments, including the United States, Japan, Germany, France and the United Kingdom, as well as in bonds in "non-core" currencies, including emerging markets and European accession countries with ratings of AAA or Aaa, structured notes, and discount notes represented by certificates, in bearer form only, or in un-certified form (Book Entry Discount Notes) with maturities of 360 days or less at a discount, and in the case of Discount Notes, in certified form only and on an interest bearing basis in the U.S. and Eurodollar markets.

PORTFOLIO TURNOVER

The Trust anticipates that investors in the Fund will frequently purchase and/or redeem shares of the Fund as part of an asset allocation investment strategy. The nature of the Fund as an asset allocation tool will cause the Fund to experience substantial portfolio turnover. Because the Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Fund will be substantial.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Fund invests because such contracts generally have a remaining maturity of less than one-year.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions. The Fund has adopted certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. While there is no limit on the percentage of Fund assets that may be used in connection with repurchase agreements, it is the current policy of the Fund to not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of the Fund's net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

TIME DEPOSITS AND EURODOLLAR TIME DEPOSITS

The Fund may invest in Time Deposits, and specifically Eurodollar Time Deposits. Time Deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. Eurodollars are deposits denominated in dollars at banks outside of the United States and Canada and thus, are not under the jurisdiction of the Federal Reserve. Because Eurodollar Time Deposits are held by financial institutions outside of the United States and Canada, they may be subject to less regulation and therefore, may pose more risk to the Fund than investments in their U.S. or Canadian counterparts.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

NON-PRINCIPAL INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS - The following non-principal investment policies, techniques and risk factors may become principal investment policies, techniques or risks if the principal investment strategy of the Fund changes. However, shareholders will be notified if the principal investment strategies or principal risks of the Fund change.

BORROWING
The Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. While the Fund does not anticipate doing so, the Fund is authorized to pledge (I.E., transfer a security interest in) portfolio securities in an amount up to one-third of the value of the Fund's total assets in connection with any borrowing.

ILLIQUID SECURITIES
The Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 5% of its net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 5% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the securities. Under the current SEC staff guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Fund may invest in to the Advisor.

LENDING OF PORTFOLIO SECURITIES
The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. The Fund may not lend more than 10% of its total assets. The Fund will not lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's NAV. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 10% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with its custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that the Fund's NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

DESCRIPTION OF THE MONEY MARKET FUND

The Fund seeks to provide security of principal, high current income, and liquidity. The Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and may invest any remaining assets in receipts and enter into repurchase agreements fully collateralized by U.S. government securities.

The Fund is governed by SEC rules that impose certain liquidity, maturity and diversification requirements. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable NAV. All securities purchased by the Fund must have remaining maturities of 397 days or less. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund, and cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund shall not:

1. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

2. Lend its portfolio securities in excess of 15% of the Fund's total assets. Any loans of the Fund's portfolio securities will be made according to guidelines established by the Board, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

3. Issue senior securities, except as permitted by the Fund's investment objectives and policies.

4.   Write or purchase put or call options.

5. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

6. Mortgage, pledge, or hypothecate the Fund's assets except to secure permitted borrowings. In those cases, the Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Fund at the time of the borrowing.

7. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

8. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.


NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board.

The Fund may not:

1.   Invest in warrants.

2.   Invest in real estate limited partnerships.

3.   Invest in mineral leases.

4. Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or
     (F),if such fund is an Asset Allocation Underlying Fund or an Alternative Strategies Allocation Underlying Fund (the Rydex Asset Allocation Funds and Rydex Alternative Strategies Allocation Fund, which are funds of funds, are described in a separate Rydex Series Funds Statement of Additional Information dated August 1, 2010).

4. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities issued by the U.S. government (and derivatives thereof) without 60 days' prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Fund, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended March 31, 2008, 2009 and 2010 the Fund did not pay any brokerage commissions.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") permits the Advisor, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Fund's Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Sub-Advisor with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's fiscal year ended March 31, 2010, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor.

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor or Rydex Distributors, Inc. (the "Distributor"), the distributor of the Fund's shares, for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. In such instances, the placement of orders with such brokers would be consistent with the Fund's objectives of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Fund, the Advisor or the Distributor. With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The members of the Board, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended March 31, 2008, 2009 and 2010, the Fund did not pay any brokerage commissions to the Distributor.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. As of March 31, 2010, the Fund held the following securities of the Trust's "regular brokers and dealers":

                                                   TOTAL $ AMOUNT OF SECURITIES OF EACH
    FUND NAME        FULL NAME OF BROKER/DEALER         REGULAR BROKER-DEALER HELD
    ---------       ----------------------------   ------------------------------------
Money Market Fund     Barclays (US) Funding LLC                 $ 4,999,728
                      JP Morgan Chase & Company                 $  4,999200
                    Mizuho Financial Group, Inc.                $63,333,843
                           Morgan Stanley                       $31,823,814
                             HSBC Group                         $25,100,473
                            Deutsche Bank                         2,689,336

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust are overseen by the Board under the laws of the State of Delaware and the 1940 Act. The Board is responsible for overseeing the management and affairs of the Fund and each of the Trust's other funds, which are not described in this SAI. The Board has considered and approved contracts, as described below, under which certain companies provide essential management and administrative services to the Trust. Like most mutual funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, Distributor and Servicer. The Board is responsible for overseeing the Trust's service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, I.E., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Fund. Under the oversight of the Board and the Audit Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business and, consequently, for managing the risks associated with that activity. The Board has emphasized to the Fund's service providers the importance of consistent and vigorous risk management.

The Board's role in risk management oversight begins before the inception of each fund, at which time the fund's primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund's operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust's Chief Compliance Officer and the fund's independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor, the Board meets with the Advisor to review such services. Among other things, the Board regularly considers the Advisor's adherence to the Fund's investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund's investments, including, for example, portfolio holdings schedules and reports on the Advisor's use of higher-risk financial instruments, such as derivatives, in managing the Fund, if any, as well as reports on the Fund's investments in other investment companies, if any. The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Advisor risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives periodic reports from the Fund's service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Advisor's Valuation and Credit Review Committees, in particular, make regular reports to the Board concerning investments for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures and the creditworthiness of investment counterparties, respectively. Annually, the Trust's independent registered public accounting firm reviews with the Audit Committee its audit of the Fund's financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund's internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the Advisor, Chief Compliance Officer, independent registered public accounting firm, and other service providers, the Board and the Audit Committee learn in detail about any material risks associated with the Fund, thereby facilitating a dialogue about how each of the service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund's investment management and business affairs are carried out by or through the Fund's Advisor and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's risk management oversight is subject to limitations.

MEMBERS OF THE BOARD AND OFFICERS OF THE TRUST. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

The Chairman of the Board, John O. Demaret, is not an interested person, as that term is defined by the 1940 Act, of the Fund and is an "independent Trustee." The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Chairman of the Board is an independent Trustee; only one member of the eight-member Board is an interested Trustee; the fact that the chairperson of each Committee of the Board is an independent Trustee; and the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                    IN FUND
                           POSITION(S) HELD WITH                                                    COMPLEX
     NAME, ADDRESS          THE TRUST, TERM OF                                                      OVERSEEN          OTHER
       AND AGE OF           OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)             BY TRUSTEE/     DIRECTORSHIPS
    TRUSTEE/OFFICER             TIME SERVED                     DURING PAST 5 YEARS                OFFICER**     HELD BY TRUSTEE
    ---------------       ----------------------   --------------------------------------------   -----------   -----------------
                                                       INTERESTED TRUSTEES*

Richard Goldman (49)      Trustee and President    RYDEX ADVISORS, LLC: Director and Chief            188       Security Equity
                          from 2009 to present     Executive Officer from January 2009 to                       Fund (10);
                                                   present                                                      Security Large
                                                                                                                Cap Value Fund
                                                   RYDEX ADVISORS II, LLC: Director and Chief                   (2); Security Mid
                                                   Executive Officer from January 2009 to                       Cap Growth Fund
                                                   present                                                      (1); Security
                                                                                                                Income Fund (2);
                                                   RYDEX DISTRIBUTORS, INC.: President, Chief                   SBL Fund (15)
                                                   Executive Officer and Director from January
                                                   2009 to present

                                                   RYDEX FUND SERVICES, INC.: Director from
                                                   July 2009 to present

                                                   RYDEX HOLDINGS, LLC: President and Chief
                                                   Executive Officer from January 2009 to
                                                   present

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                    IN FUND
                           POSITION(S) HELD WITH                                                    COMPLEX
     NAME, ADDRESS          THE TRUST, TERM OF                                                      OVERSEEN          OTHER
       AND AGE OF           OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)             BY TRUSTEE/     DIRECTORSHIPS
    TRUSTEE/OFFICER             TIME SERVED                     DURING PAST 5 YEARS                OFFICER**     HELD BY TRUSTEE
    ---------------       ----------------------   --------------------------------------------   -----------   -----------------
                                                   SECURITY BENEFIT CORPORATION: Senior Vice
                                                   President from March 2007 to present

                                                   FIRST SECURITY BENEFIT LIFE AND ANNUITY
                                                   INSURANCE COMPANY OF NEW YORK: Director
                                                   from September 2007 to present

                                                   SECURITY INVESTORS, LLC: President from
                                                   August 2007 to present

                                                   SECURITY GLOBAL INVESTORS, LLC: Manager and
                                                   President from May 2007 to present

                                                   SECURITY DISTRIBUTORS, INC.: Director from
                                                   August 2007 to 2009

                                                   R.M. GOLDMAN PARTNER, LLC: Managing Member
                                                   from February 2006 to February 2007

                                                   FORSTMANNLEFF ASSOCIATES: President and
                                                   Chief Executive Officer from August 2003 to
                                                   November 2005

                                                       INDEPENDENT TRUSTEES

Corey A. Colehour (64)    Trustee from 1993 to     Retired; President and Senior Vice                 188       None
                          present; and Member of   President of Schield Management Company
                          the Audit and            (registered investment adviser) from 2003
                          Governance and           to 2006
                          Nominating Committees
                          from 1995 to present.

J. Kenneth Dalton (69)    Trustee from 1995 to     Retired                                            188       Trustee of
                          present; Member of the                                                                Epiphany Funds
                          Governance and                                                                        (4) since 2009
                          Nominating Committee
                          from 1995 to present;
                          and Chairman of the
                          Audit Committee from
                          1997 to present.

John O. Demaret (70)      Trustee from 1997 to     Retired                                            188       None
                          present;
                          Chairman of the Board
                          from 2006 to present;
                          and Member of the
                          Audit and Governance
                          and Nominating
                          Committees from 1997
                          to present.

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                    IN FUND
                           POSITION(S) HELD WITH                                                    COMPLEX
     NAME, ADDRESS          THE TRUST, TERM OF                                                      OVERSEEN          OTHER
       AND AGE OF           OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)             BY TRUSTEE/     DIRECTORSHIPS
    TRUSTEE/OFFICER             TIME SERVED                     DURING PAST 5 YEARS                OFFICER**     HELD BY TRUSTEE
    ---------------       ----------------------   --------------------------------------------   -----------   -----------------
Werner E. Keller (69)     Trustee and Member of    Founder and President of Keller Partners,          188       None
                          the Audit and            LLC (registered investment adviser) from
                          Governance and           2005 to present; and Retired from 2001 to
                          Nominating Committees    2005
                          from 2005 to present.

Thomas F. Lydon (50)      Trustee and Member of    President of Global Trends Investments             188       Board of
                          the Audit and            (registered investment adviser) from 1996                    Directors of US
                          Governance and           to present                                                   Global Investors
                          Nominating Committees                                                                 (GROW) since
                          from 2005 to present.                                                                 April 1995

Patrick T. McCarville     Trustee from 1997 to     Chief Executive Officer of Par Industries,         188       None
(67)                      present; Chairman of     Inc., d/b/a Par Leasing from 1977 to present
                          the Governance and
                          Nominating Committee
                          from 1997 to present;
                          and Member of the
                          Audit Committee from
                          1997 to present.

Roger Somers (65)         Trustee from 1993 to     Founder and Chief Executive Officer of             188       None
                          present; and Member of   Arrow Limousine from 1965 to present
                          the Audit and
                          Governance and
                          Nominating Committees
                          from 1995 to present.

                                                             OFFICERS

Richard M. Goldman (49)   President from 2009 to   For Mr. Goldman's principal occupations for        188       For other
                          present                  the past 5 years, see the information                        directorships
                                                   included above under "Trustees"                              held by Mr.
                                                                                                                Goldman, see the
                                                                                                                information
                                                                                                                included above
                                                                                                                under "Trustees"

Michael P. Byrum (39)     Vice President from      RYDEX ADVISORS, LLC: Director from January         188       Not Applicable
                          1999 to present;         2008 to present; Chief Investment Officer
                          Trustee from 2005 to     from August 2006 to present; President from
                          2009                     May 2004 to present; and Secretary from
                                                   December 2002 to present

                                                   RYDEX ADVISORS II, LLC: Director from
                                                   February 2008 to present; Chief Investment
                                                   Officer from August 2006 to present;
                                                   President from May 2004 to present; and
                                                   Secretary from December 2002 to present

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                    IN FUND
                           POSITION(S) HELD WITH                                                    COMPLEX
     NAME, ADDRESS          THE TRUST, TERM OF                                                      OVERSEEN          OTHER
       AND AGE OF           OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)             BY TRUSTEE/     DIRECTORSHIPS
    TRUSTEE/OFFICER             TIME SERVED                     DURING PAST 5 YEARS                OFFICER**     HELD BY TRUSTEE
    ---------------       ----------------------   --------------------------------------------   -----------   -----------------
                                                   RYDEX CAPITAL PARTNERS I, LLC: President
                                                   and Secretary from October 2003 to April
                                                   2007 (this entity no longer exists)

                                                   RYDEX CAPITAL PARTNERS II, LLC: President
                                                   and Secretary from October 2003 to April
                                                   2007 (this entity no longer exists)

                                                   RYDEX FUND SERVICES, INC.: Director from
                                                   July 2009 to present; Secretary from
                                                   December 2002 to present; and Executive
                                                   Vice President from December 2002 to August
                                                   2006

                                                   RYDEX HOLDINGS, INC.: Secretary from
                                                   December 2005 to January 2008; and
                                                   Executive Vice President from December 2005
                                                   to August 2006 (entity merged into Rydex
                                                   Holdings, LLC)

                                                   ADVISOR RESEARCH CENTER, INC.: Secretary
                                                   from May 2006 to present; and Executive
                                                   Vice President from May 2006 to August 2006

                                                   RYDEX SPECIALIZED PRODUCTS, LLC:
                                                   Manager from September 2005 to present; and
                                                   Secretary from September 2005 to June 2008

                                                   RYDEX HOLDINGS, LLC: Chief Investment
                                                   Officer from January 2008 to present

                                                   RYDEX DISTRIBUTORS, INC.: Vice President
                                                   from October 2009 to present

Nick Bonos (46)           Vice President and       RYDEX ADVISORS, LLC: Senior Vice President         188       Not Applicable
                          Treasurer from 2003 to   of Fund Services of Rydex Advisors, LLC
                          present.                 from August 2006 to present

                                                   RYDEX FUND SERVICES, INC.: Chief Executive
                                                   Officer and President from January 2009 to
                                                   present; Director from February 2009 to
                                                   July 2009; and Senior Vice President from
                                                   December 2003 to August 2006

                                                   RYDEX SPECIALIZED PRODUCTS, LLC: Manager
                                                   from September 2005 to present; Chief
                                                   Executive Officer from May 2009 to present;
                                                   and Chief Financial Officer from

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                    IN FUND
                           POSITION(S) HELD WITH                                                    COMPLEX
     NAME, ADDRESS          THE TRUST, TERM OF                                                      OVERSEEN          OTHER
       AND AGE OF           OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)             BY TRUSTEE/     DIRECTORSHIPS
    TRUSTEE/OFFICER             TIME SERVED                     DURING PAST 5 YEARS                OFFICER**     HELD BY TRUSTEE
    ---------------       ----------------------   --------------------------------------------   -----------   -----------------
                                                   September 2005 to May 2009

Joanna M. Haigney (43)    Chief Compliance         RYDEX ADVISORS, LLC: Chief Compliance              188       Not Applicable
                          Officer from 2004 to     Officer from May 2005 to present; and Vice
                          present; and Secretary   President of Compliance from August 2006 to
                          from 2000 to present.    present

                                                   RYDEX ADVISORS II, LLC: Chief Compliance
                                                   Officer from May 2005 to present

                                                   RYDEX CAPITAL PARTNERS I, LLC: Chief
                                                   Compliance Officer from August 2006 to
                                                   April 2007 (no longer exists)

                                                   RYDEX CAPITAL PARTNERS II, LLC: Chief
                                                   Compliance Officer from August 2006 to
                                                   April 2007 (no longer exists)

                                                   RYDEX DISTRIBUTORS, INC.: Director from
                                                   January 2009 to present

                                                   RYDEX FUND SERVICES, INC.: Vice President
                                                   from December 2001 to August 2006

Joseph Arruda (43)        Assistant Treasurer      RYDEX ADVISORS, LLC: Vice President from           188       Not Applicable
                          from 2006 to present.    2004 to present

                                                   RYDEX SPECIALIZED PRODUCTS, LLC: Manager
                                                   and Chief Financial Officer from 2009 to
                                                   present

Keith Fletcher (52)       Vice President from      RYDEX ADVISORS, LLC: Vice President from           188       Not Applicable
                          2009 to present          May 2009 to present

                                                   RYDEX ADVISORS II, LLC: Vice President
                                                   from March 2009 to present

                                                   RYDEX ADVISORY SERVICES, LLC: Vice
                                                   President from March 2009 to present

                                                   RYDEX SPECIALIZED PRODUCTS, LLC: Vice
                                                   President from March 2009 to present

                                                   RYDEX DISTRIBUTORS, INC.: Director and Vice
                                                   President from 2009 to present

                                                   RYDEX FUND SERVICES, INC.: Vice President
                                                   from March 2009 to present

                                                   SECURITY GLOBAL INVESTORS, LLC: Vice
                                                   President from March 2009 to present

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                    IN FUND
                           POSITION(S) HELD WITH                                                    COMPLEX
     NAME, ADDRESS          THE TRUST, TERM OF                                                      OVERSEEN          OTHER
       AND AGE OF           OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)             BY TRUSTEE/     DIRECTORSHIPS
    TRUSTEE/OFFICER             TIME SERVED                     DURING PAST 5 YEARS                OFFICER**     HELD BY TRUSTEE
    ---------------       ----------------------   --------------------------------------------   -----------   -----------------
                                                   LYSTER WATSON AND COMPANY (investment
                                                   adviser): Managing Director from 2007 to
                                                   2008

                                                   FLETCHER FINANCIAL GROUP, INC.: Chief
                                                   Executive Officer from 2004 to 2007

Amy Lee (48)              Vice President and       RYDEX DISTRIBUTORS, INC.: Secretary from           188       Not Applicable
                          Assistant Secretary      September 2008 to present; and Chief
                          from 2009 to present     Compliance Officer from September 2008 to
                                                   June 2009

                                                   SECURITY BENEFIT CORPORATION: Vice
                                                   President, Associate General Counsel and
                                                   Assistant Secretary

                                                   SECURITY BENEFIT LIFE INSURANCE COMPANY:
                                                   Vice President, Associate General Counsel
                                                   and Assistant Secretary from June 2004 to
                                                   present

                                                   FIRST SECURITY BENEFIT LIFE AND ANNUITY
                                                   COMPANY OF NEW YORK: Associate General
                                                   Counsel from June 2004 to present

                                                   SECURITY DISTRIBUTORS, INC.: Secretary and
                                                   Chief Compliance Officer from December 2004
                                                   to present

                                                   SECURITY FINANCIAL RESOURCES, INC.:
                                                   Secretary from April 2004 to present

                                                   SECURITY INVESTORS, LLC: Secretary

                                                   SECURITY GLOBAL INVESTORS, LLC: Secretary
                                                   from May 2007 to present

                                                   BRECEK & YOUNG ADVISORS: Director from
                                                   August 2005 to October 2008 (entity was
                                                   sold)

                                                   SECURITY BENEFIT GROUP, INC.: Vice
                                                   President, Assistant General Counsel, and
                                                   Assistant Secretary from 2004 to January
                                                   2005 (entity merged into Security Benefit
                                                   Corporation)

* Mr. Goldman is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Fund's Advisor.

** The "Fund Complex" consists of the Trust, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

     AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust's service providers that are material to the Trust as a whole, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times during the most recently completed fiscal year.

     GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that operates under a written charter approved by the Board. The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trust, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trust; (iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees, the Independent Chairman of the Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board;
     (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees; (vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees;
     (vii) overseeing the process regarding the Board's periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust. Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Governance Committee. For the most recently completed Trust fiscal year, the Governance Committee met three (3) times.

NOMINATING COMMITTEE. The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board. The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trust including, shareholder recommendations for nominations to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members. Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Nominating Committee. For the most recently completed Trust fiscal year, the Nominating Committee met three (3) times.

INDIVIDUAL TRUSTEE QUALIFICATIONS. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Fund provided to them by management; to identify and request other information they may deem relevant to the performance of their duties; to question management and other service providers regarding material factors bearing on the management and administration of the Fund; and to exercise their business judgment in a manner that serves the best interests of the Fund's shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Richard M. Goldman should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2009 and his experience working in the financial services and mutual fund industries. Mr. Goldman has gained valuable knowledge and experience from holding multiple roles with Security Global Investors, LLC and Security Benefit Corporation. Mr. Goldman also serves as a director for First Security Benefit Life and Annuity Insurance Company of New York and previously served as a director of Security Distributors, Inc. Prior to working for Security Benefit, Mr. Goldman was the President and CEO of ForstmannLeff Associates, an investment management firm. From his experience as CEO of the Advisor, as a Trustee, and from his prior work experience, Mr. Goldman has extensive knowledge of the financial services industry and mutual fund business.

The Trust has concluded that Corey A. Colehour should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 1993 and his prior experience working in the financial services industry. Mr. Colehour also has served as a member of the Audit, Nominating and Governance Committees since 1995. In addition to his experience as a Trustee for the Rydex Funds and his extensive institutional knowledge of the Rydex Funds complex, Mr. Colehour acquired valuable knowledge about the operations of a registered investment adviser in his role as President and Senior Vice-President of Schield Management Company, an SEC registered investment adviser. Mr. Colehour's significant tenure as a Rydex Trustee and his extensive knowledge of the financial services industry qualify Mr. Colehour to serve as Trustee of the Rydex Funds.

The Trust has concluded that J. Kenneth Dalton should serve as Trustee because of his role as a Trustee of the Trust since 1995 and his extensive knowledge of the banking and financial services industry. Mr. Dalton also has served as a member and Chairman of the Audit Committee since 1997 and a member of the Nominating and Governance Committees since 1995. The expertise Mr. Dalton developed during his more than thirty years in the mortgage and banking industries, including positions as President of CRAM Mortgage Group, Inc. and as the founder of the Dalton Group, a mortgage banking consulting firm, serves as a valuable resource for the Board when evaluating certain of the Fund's investments and the conditions of the banking and mortgage industries in general, and complements the other Trustees' areas of expertise. Mr. Dalton's service as a trustee for another mutual fund company also provides invaluable experience and perspective to the Board and has contributed to Mr. Dalton's knowledge of the mutual fund business.

The Trust has concluded that John O. Demaret should serve as Trustee and Chairman of the Board because of the experience he has gained as a Trustee of the Trust since 1997 and his experience as Chairman of the Board since 2006. Mr. Demaret also has served as a member of the Audit, Governance and Nominating Committees since 1997. As Chairman of the Board, Mr. Demaret has experience working with all of the Trustees, Officers and management to effectively lead and communicate with the Board. In addition to his experience as a Trustee for the Rydex Funds, Mr. Demaret also was Founder and CEO of Health Costs Controls America and served as General Counsel of the Chicago Transit Authority, and as a senior partner in a private legal practice. Based on his prior work experience and his experience serving as a Trustee and Chairman of the Board, Mr. Demaret has extensive knowledge of the mutual fund business and financial services industry.

The Trust has concluded that Werner E. Keller, CFA should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior experience working in the financial services industry. Mr. Keller also has served as a member of the Audit, Governance and Nominating Committees since 2005. Mr. Keller serves as the Financial Expert of the Audit Committee. In addition to his experience as a Trustee for the Rydex Funds, Mr. Keller acquired understanding about the operations of a registered investment adviser during his tenure as Founder and President of Centurion Capital Management, an SEC-registered investor adviser. He also held the position of Director of Research for three NYSE member firms and taught courses in portfolio management and investment analysis at UCLA Extension. In addition, he has published several academic articles on quantitative investment topics. Mr. Keller's service as a Trustee for five years, specialized prior work experience, and knowledge of the financial services industry and mutual fund business qualify Mr. Keller to serve as a Trustee of the Rydex Funds.

The Trust has concluded that Thomas F. Lydon should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior work experience in the financial services industry. Mr. Lydon also has served as a member of the Audit, Governance and Nominating Committees since 2005. In addition to his experience as a Trustee for the Rydex Funds, Mr. Lydon is currently President of Global Trends Investments, an SEC registered investment adviser, where he has served since 1996. Mr. Lydon has also served on the board of U.S. Global Investors, Inc. (GROW), the investment adviser and transfer agent to thirteen open-end investment companies, since April 1995, and is the editor of ETF TRENDS, a website specializing in daily news and commentary about the ETF industry. He has also authored two books about ETFs. Based on his experience as a Trustee for five years, his experience serving on another board, and his related work experience, Mr. Lydon has extensive knowledge of the mutual fund business and the financial services industry.

The Trust has concluded that Patrick T. McCarville should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1997. Mr. McCarville also has served as a member of the Audit Committee since 1997 and as the Chairman of the Governance and Nominating Committees since 1997. Mr. McCarville contributes a wealth of business and management experience to the Board having founded Par Industries, Inc., a well-established equipment leasing business, and serving as its Chief Executive Officer for more than thirty years. Mr. McCarville continues to be active in the manufacturing industry and serves as a Director of Tomco Equipment Co., a manufacturer of cylinders for CO2 distribution. Based on his extensive business experience and experience serving as a Trustee, Mr. McCarville has extensive knowledge of the financial services industry.

The Trust has concluded that Roger Somers should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1993. Mr. Somers also has served as a member of the Audit Committee since 2003 and member of the Governance and Nominating Committees since 1995. Mr. Somers has extensive business experience as the founder and president of a transportation company. Due to his business experience and experience serving as a Rydex Trustee, Mr. Somers is very knowledgeable about the financial services industry.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

                                                                  AGGREGATE DOLLAR RANGE
                                            DOLLAR RANGE OF        OF EQUITY SECURITIES
                                           EQUITY SECURITIES        IN ALL RYDEX FUNDS
         NAME               FUND NAME        IN THE FUND(1)     OVERSEEN BY TRUSTEES(1)(2)
         ----               ---------      -----------------    --------------------------
                                  INTERESTED TRUSTEES

Richard Goldman         Money Market Fund          None                   None

                                 INDEPENDENT TRUSTEES

Corey A. Colehour       Money Market Fund          None             $50,001 - $100,000
J. Kenneth Dalton       Money Market Fund   $10,001 - $50,000       $10,001 - $50,000
John O. Demaret         Money Market Fund          None               Over $100,000
Thomas F. Lydon         Money Market Fund          None                   None
Werner E. Keller        Money Market Fund    Over $100,000            Over $100,000
Patrick T. McCarville   Money Market Fund          None             $50,001 - $100,000
Roger J. Somers         Money Market Fund          None               Over $100,000

(1)  Information provided is as of December 31, 2009.

(2) Includes Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust.

BOARD COMPENSATION. - The following table sets forth compensation paid by the Trust for the fiscal year ended March 31, 2010:

                                            PENSION OR
                          AGGREGATE    RETIREMENT BENEFITS      ESTIMATED            TOTAL
                        COMPENSATION    ACCRUED AS PART OF   ANNUAL BENEFITS   COMPENSATION FROM
   NAME OF TRUSTEE       FROM TRUST      TRUST'S EXPENSES    UPON RETIREMENT     FUND COMPLEX *
   ---------------      ------------   -------------------   ---------------   -----------------
INTERESTED TRUSTEES

Richard Goldman***         $    0               $0                  $0               $    0
Michael P. Byrum***        $    0               $0                  $0               $    0
Carl G. Verboncoeur***     $    0               $0                  $0               $    0

INDEPENDENT TRUSTEES

Corey A. Colehour          $ 93,000             $0                  $0               $153,500
J. Kenneth Dalton          $ 99,700             $0                  $0               $164,000
John O. Demaret            $112,800             $0                  $0               $186,000

                                            PENSION OR
                          AGGREGATE    RETIREMENT BENEFITS      ESTIMATED            TOTAL
                        COMPENSATION    ACCRUED AS PART OF   ANNUAL BENEFITS   COMPENSATION FROM
   NAME OF TRUSTEE       FROM TRUST      TRUST'S EXPENSES    UPON RETIREMENT     FUND COMPLEX *
   ---------------      ------------   -------------------   ---------------   -----------------
Werner E. Keller           $93,000              $0                  $0               $153,500
Thomas F. Lydon            $85,500              $0                  $0               $140,500
Patrick T. McCarville      $96,450              $0                  $0               $158,750
Roger J. Somers            $93,000              $0                  $0               $153,500

     * Represents total compensation for service as Trustee of the Trust, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust.

     ** Appointed to the Board of Trustees on November 18, 2009. Mr. Goldman is an Interested Trustee, as that term is defined in the 1940 Act by virtue of his affiliation with the Funds' Advisor. He does not receive compensation from the Funds.

     *** Resigned as Trustees of the Trust on November 18, 2009. Prior to their resignation, Messrs. Verboncoeur and Byrum were Interested Trustees, as that term is defined in the 1940 Act by virtue of their affiliation with the Funds' Advisor. As officers of the Advisor, they did not receive compensation from the Trust.

CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1, the Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available, without charge, upon request, by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.

THE ADVISOR AND THE ADVISORY AGREEMENT

Rydex Advisors, LLC (formerly, PADCO Advisors, Inc.), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to the Fund pursuant to an advisory contract with the Trust. The Advisor is a Kansas limited liability company. The Advisor, together with Rydex Advisors II, LLC, a registered investment adviser under common control, does business under the name Rydex Investments.

Rydex Holdings, LLC, the Advisor's parent company, is a subsidiary of Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit"). Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.

Pursuant to an investment advisory agreement with the Advisor, dated January 18, 2008 (the "Advisory Agreement"), the Advisor serves as the investment adviser for the Trust and provides investment advice to the Fund, in accordance with the investment objectives, policies and limitations of the Fund, and oversees the day-to-day operations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust. Pursuant to the Advisory Agreement, the Fund pays the Advisor at an annual rate based on the average daily net assets for the Fund, as set forth below.

For the fiscal years ended March 31, 2008, 2009 and 2010, the Fund paid the following advisory fees to the Advisor:

                       FUND                 ADVISORY FEES     ADVISORY FEES    ADVISORY FEES PAID
                    INCEPTION   ADVISORY   PAID FOR FISCAL   PAID FOR FISCAL     FOR FISCAL YEAR
FUND NAME              DATE        FEE     YEAR ENDED 2008   YEAR ENDED 2009       ENDED 2010
---------           ---------   --------   ---------------   ---------------   ------------------
Money Market Fund   12/1/1993     0.50%       $6,156,108        $7,213,212          $563,148

The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

After their initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. Including the Fund, the portfolio managers for the Fund are responsible for the day-to-day management of certain other accounts, as follows:

                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                        COMPANIES(1, 2)               VEHICLES(1)                  OTHER ACCOUNTS(1)
                   -------------------------   ------------------------   -----------------------------------
                   NUMBER OF                   NUMBER OF                  NUMBER OF
NAME                ACCOUNTS    TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS    ACCOUNTS         TOTAL ASSETS
----               ---------   -------------   ---------   ------------   ---------   -----------------------
Michael P. Byrum     151       $15.2 Million       1       $121 Million       1       Less than $5 Million
Michael Dellapa      151       $15.2 Million       1       $121 Million       9       Less than $5 Million
Ryan Harder          151       $15.2 Million       1       $121 Million       6       Less than $5 Million

(1)  Information provided is as of March 31, 2010.

(2) On March 31, 2010, the portfolio managers managed one registered investment company, the Rydex Variable Trust Multi-Cap Core Equity Fund, that was subject to a performance based advisory fee. The Fund had $4.2 million in assets under management as of March 31, 2010. On April 23, 2010, the Rydex Variable Trust Multi-Cap Core Equity Fund liquidated its assets and ceased operations. Therefore, as of the date of this SAI, none of the portfolio managers manage any accounts subject to a performance based advisory fee.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor and SGI compensate each portfolio manager for his/her management of the Fund. The portfolio managers' compensation consists of an annual salary and the potential for two discretionary awards through a short-term and long-term incentive plan.

The Short-Term Incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the Investment Team. Senior management then determines individual allocations based primarily on contribution to investment performance as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

Certain senior portfolio managers are also incented through a Long-Term Plan which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three year time frame based upon the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers' contributions to the Company's success as determined by management.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the Trust's most recently completed fiscal year end. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

PORTFOLIO MANAGER       FUND NAME       DOLLAR RANGE OF SHARES OWNED
-----------------   -----------------   ----------------------------
Michael P. Byrum    Money Market Fund               None
Michael Dellapa     Money Market Fund               None
Ryan Harder         Money Market Fund               None

THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by Rydex Fund Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a Service Agreement between the Trust and the Servicer.

Under the Service Agreement, the Servicer provides the Trust and the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for the Fund, disburses dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and the Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Fund; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.20% of the average daily net assets of the Fund. The service fee contractual rate paid to the Servicer by the Fund is set forth in the table below.

For the fiscal years ended March 31, 2008, 2009 and 2010, the Fund paid the following service fees to the Servicer:

                                  ADMINISTRATIVE      ADMINISTRATIVE
                                SERVICE FEES PAID   SERVICE FEES PAID       ADMINISTRATIVE
                       FUND      FOR FISCAL YEAR     FOR FISCAL YEAR      SERVICE FEES PAID
                    INCEPTION         ENDED               ENDED         FOR FISCAL YEAR ENDED
FUND NAME              DATE            2008                2009                  2010
---------           ---------   -----------------   -----------------   ---------------------
Money Market Fund   12/1/1993       $2,462,443          $2,885,285            $1,586,581

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, seventy-five-thousandths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one- thirty-third of one percent (0.03%) on the average daily net assets over $750 million of the Fund. Certain officers and members of the Board of the Trust are also officers and directors of the Servicer.

For the fiscal years ended March 31, 2008, 2009 and 2010, the Fund paid the following accounting service fees to the Servicer:

                                ACCOUNTING SERVICE   ACCOUNTING SERVICE   ACCOUNTING SERVICE
                       FUND        FEES PAID FOR        FEES PAID FOR        FEES PAID FOR
                    INCEPTION    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND NAME              DATE            2008                 2009                 2010
---------           ---------   ------------------   ------------------   ------------------
Money Market Fund   12/1/1993        $706,641             $770,294             $770,732

DISTRIBUTION

Pursuant to a distribution agreement between the Trust and the Distributor (the "Distribution Agreement"), the Distributor, located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust. The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Fund. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Fund or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Fund on behalf of the various classes of shares. The Fund's current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Service Providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, the Fund pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the Board members who are not affiliated with, or interested persons of, the Advisor.

BUSINESS CONTINUITY AND DISASTER RECOVERY

The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Fund or to the Fund's shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

As of July 9, 2010, there were no persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the Investor2 Class Shares of the Fund. Beneficial ownership for A-Class Shares, Advisor Class Shares, Investor Class Shares, and C-Class Shares of the Fund are offered in a separate statement of additional information.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Calculating Net Asset Value." The NAV of the Fund serves as the basis for the purchase and redemption price of the Fund's shares. The NAV of the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board. The Board has adopted fair valuation procedures for the Fund and has delegated responsibility for fair value determinations to the Fair Valuation Committee which consists of members of the Advisor and the Servicer. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund is valued at fair value.

The Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the NAV of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument while this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if the Fund sold the instrument. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant NAV of $1.00.

The Fund's use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The Rule requires that the Fund limit its investments to U.S. Dollar-denominated instruments that meet the Rule's quality, maturity and diversification requirements. The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity of not more than sixty days and precludes the purchase of any instrument with a remaining maturity of more than 397 days (about 13 months).

The Fund may only purchase "Eligible Securities." Eligible Securities are securities which: (a) have remaining maturities of 397 days (about thirteen months) or less; (b) either (i) are rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) were long-term securities at the time of issuance whose issuers have outstanding short-term debt obligations which are comparable in priority and security and has a ratings as specified in (b) above; or (d) if no rating is assigned by any NRSRO as provided in (b) and (c) above, the unrated securities are determined by the Board to be of comparable quality to any rated securities.

As permitted by the Rule, the Board has delegated to the Advisor, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Board determines that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Board believes that maintaining such price no longer reflects a market-based NAV, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Money Market Fund will notify shareholders of any such change.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is: (a) below the currently applicable minimum investment; or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Fund may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME, Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Fund's securities trade, as appropriate, is closed or trading is restricted, the Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Fund's securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day's NAV.

HOLIDAYS

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time. In addition, the U.S. Government Bond Market is closed on Columbus Day and Veterans' Day, and will likely close early the business day before New Year's Day, Good Friday, Memorial Day, Thanksgiving (day after), and Christmas, as recommended by the Bond Market Association.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains from the Fund will be distributed as described in the Fund's Prospectus under "Dividends and Distributions." Normally, all such distributions of the Fund will automatically be reinvested without charge in additional shares of the Fund.

The Fund intends to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends monthly. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Fund. Net income will be calculated immediately prior to the determination of NAV of the Fund.

The Board may revise the dividend policy, or postpone the payment of dividends, if the Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Board, might have a significant adverse effect on shareholders of the Fund. On occasion, in order to maintain a constant $1.00 NAV for the Fund, the Board may direct that the number of outstanding shares of the Fund be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder of the Fund in excess of the net increase (I.E., dividends, less such reduction), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

REGULATED INVESTMENT COMPANY STATUS

As long as the Fund qualifies as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, the Fund will not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund's shareholders. The Fund will seek to qualify for treatment as a RIC under the Internal Revenue Code. Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's investment company income for such year (including, for this purpose, net realized short-term capital gains over net long-term capital losses) and at least 90% of its net tax-exempt income, the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies, and net income derived from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test").

In the event of a failure by the Fund to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, for the one-year period ending on October 31 of such year, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (I.E., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Because of their investment strategies, it is not expected that a material amount (if any) of the distributions from the Fund will consist of qualified dividend income.

In order for some portion of the dividends received by the Fund's shareholders to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders of the Fund will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains. Interest and realized net short-term capital gains distributions are taxable to shareholders of the Fund as ordinary income regardless of whether the shareholder receives such distributions in additional Fund shares or in cash. Since the Fund's income is expected to be derived entirely from interest rather than dividends, none of such distributions will be eligible for the federal dividends received deduction available to corporations or will be treated as qualified dividend income. Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held. Because the Fund intends to maintain a stable $1.00 NAV, shareholders of the Fund should not expect to realize any gain or loss on the sale, redemption or exchange of such shares.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

SWAPS AND OTHER COMPLEX SECURITIES

The Fund may invest in complex securities such as repurchase agreements and swaps. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments.

BACK-UP WITHHOLDING

In certain cases the Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

OTHER ISSUES

The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Fund's Advisor, principal underwriter, or any affiliated person of the Fund, the Advisor, or the principal underwriter.

Information concerning the Fund's portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those Service Providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other Service Providers, such as the Fund's administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund's current registration statement. As of March 31, 2010, the Fund discloses portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes:

              INDIVIDUAL/ENTITY                 FREQUENCY        TIME LAG
              -----------------                 ---------   ------------------
Morningstar                                      Monthly    1-10 calendar days
Lipper                                           Monthly    1-10 calendar days
Bloomberg                                        Monthly    1-10 calendar days
Thompson Financial                              Quarterly   1-10 calendar days
Standard & Poor's                               Quarterly   1-10 calendar days
Vickers Stock Research                          Quarterly   1-10 calendar days
Institutional Shareholder Services               Weekly     1-5 business days

The Fund's Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Fund, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Fund's portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Fund's Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Fund reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by the Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Fund.

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. You receive one vote for every full Fund share owned. The Fund or class of the Fund, if applicable, will vote separately on matters relating solely to the Fund or class. All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.888.2461, or by writing to the Fund at P.O. Box 750525, Topeka, Kansas 66675-0525.

REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of the Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES

Shareholders may visit the web at www.securitybenefit.com or call 800.888.2461 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, serves as the independent registered public accounting firm to the Trust and the Fund.

CUSTODIAN

U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended March 31, 2010, including notes thereto and the report of Ernst & Young LLP, an independent registered public accounting firm, are incorporated by reference into this SAI. A copy of the Fund's 2010 Annual Report to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

AAA - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

CAA - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   APPENDIX B

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.   INTRODUCTION

Rydex Advisors, LLC and Rydex Advisors II, LLC, together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

     - Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

     - Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

     - Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.  PROXY VOTING POLICIES AND PROCEDURES

A.   Proxy Voting Policies

Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III below.

B.   Proxy Voting Procedures

Rydex Investments utilizes the services of an outside proxy voting firm, Institutional Shareholder Services ("ISS"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, ISS will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with ISS, Rydex Investments has agreed to:

     - Provide ISS with a copy of the Guidelines and to inform ISS promptly of any changes to the Guidelines;

     - Deliver to ISS, on a timely basis, all documents, information and materials necessary to enable ISS to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to ISS a power of attorney with respect to the services to be provided hereunder and providing ISS on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by ISS of its duties);

     - Provide ISS with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

     - Coordinate with ISS with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III. RESOLVING POTENTIAL CONFLICTS OF INTEREST

The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

     - Managing a pension plan for a company whose management is soliciting proxies;

     - Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

     - Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct ISS to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

     - REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

     - OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

     - USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or a similar entity (or to have the third party vote such proxies).

     - USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as ISS) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.  SECURITIES SUBJECT TO LENDING ARRANGEMENTS

For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.   SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.  SHARES OF REGISTERED INVESTMENT COMPANIES (FUND OF FUNDS)

Certain funds are structured as fund of funds and invest their assets primarily in other underlying funds (the "Funds of Funds"). The Funds of Funds will vote their shares in the underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (also called "mirror" or "echo" voting).

VII. ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or ISS as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

     (i)  The name of the issuer of the portfolio security;

     (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

     (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

     (iv) The shareholder meeting date;

     (v)  A brief identification of the matter voted on;

     (vi) Whether the matter was proposed by the issuer or by a security holder;

     (vii) Whether Rydex Investments (or ISS as its agent) cast the client's vote on the matter;

     (viii) How Rydex Investments (or ISS as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and

     (ix) Whether Rydex Investments (or ISS as its agent) cast the client's vote for or against management.

VIII. DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

IX.  RECORDKEEPING

Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     (i)  A copy of this Policy;

     (ii) Proxy Statements received regarding client securities;

     (iii) Records of votes cast on behalf of clients;

     (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

     (v)  Records of client requests for proxy voting information.

With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as ISS, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES

Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A. Director Nominees in Uncontested Elections                      Vote With Mgt.
B. Chairman and CEO is the Same Person                             Vote With Mgt.
C. Majority of Independent Directors                               Vote With Mgt.
D. Stock Ownership Requirements                                    Vote With Mgt.
E. Limit Tenure of Outside Directors                               Vote With Mgt.
F. Director and Officer Indemnification and Liability Protection   Vote With Mgt.
G. Eliminate or Restrict Charitable Contributions                  Vote With Mgt.

PROXY CONTESTS

A. Voting for Director Nominees in Contested Election              Vote With Mgt.
B. Reimburse Proxy Solicitation                                    Vote With Mgt.

AUDITORS

A. Ratifying Auditors                                              Vote With Mgt.

PROXY CONTEST DEFENSES

A. Board Structure - Classified Board                              Vote With Mgt.
B. Cumulative Voting                                               Vote With Mgt.
C. Shareholder Ability to Call Special Meetings                    Vote With Mgt.

TENDER OFFER DEFENSES

A. Submit Poison Pill for shareholder ratification                 Case-by-Case
B. Fair Price Provisions                                           Vote With Mgt.
C. Supermajority Shareholder Vote Requirement                      Vote With Mgt.
      To Amend the Charter or Bylaws
D. Supermajority Shareholder Vote Requirement                      Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A. Confidential Voting                                             Vote With Mgt.
B. Equal Access                                                    Vote With Mgt.
C. Bundled Proposals                                               Vote With Mgt.

CAPITAL STRUCTURE

A. Common Stock Authorization                                      Vote With Mgt.
B. Stock Splits                                                    Vote With Mgt.
C. Reverse Stock Splits                                            Vote With Mgt.
D. Preemptive Rights                                               Vote With Mgt.
E. Share Repurchase Programs                                       Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A. Shareholder Proposals to Limit Executive and                    Case-by-Case
      Directors Pay
B. Shareholder Ratification of Golden and Tin Parachutes           Vote With Mgt.
C. Employee Stock Ownership Plans                                  Vote With Mgt.
D. 401(k) Employee Benefit Plans                                   Vote With Mgt.

STATE OF INCORPORATION

A. Voting on State Takeover Plans                                  Vote With Mgt.
B. Voting on Reincorporation Proposals                             Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A. Mergers and Acquisitions                                        Case-by-Case
B. Corporate Restructuring                                         Vote With Mgt.
C. Spin-Offs                                                       Vote With Mgt.
D. Liquidations                                                    Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A. Issues with Social/Moral Implications                           Vote With Mgt.